          As filed with the Securities and Exchange Commission on April 30, 2009
                                                      Registration No. 333-70730
                                                                        811-4113


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 21


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 82


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
          (formerly, The Manufacturers Life Insurance Company (U.S.A.)
                               Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly, The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                              Boston, MA 02210-2805
                     (Name and Address of Agent for Service)

                                    Copy to:




Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:

[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485


[X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ]  on _____ pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                           (Venture Variable Annuity)
                          (previously issued contracts)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
                 JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
                               SEPARATE ACCOUNT A

         SUPPLEMENT DATED MAY 1, 2009 TO PROSPECTUSES DATED MAY 1, 2009

This Supplement is intended to supplement prospectuses dated May 1, 2009 for VENTURE(R) VARIABLE ANNUITY, VENTURE VANTAGE(R) VARIABLE ANNUITY, VENTURE VISION(R) VARIABLE ANNUITY, VENTURE III(R) VARIABLE ANNUITY, VENTURE STRATEGY(R) VARIABLE ANNUITY, WEALTHMARK VARIABLE ANNUITY AND WEALTHMARK ML3 VARIABLE ANNUITY Contracts issued before May 4, 2009 by John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. We call each of these prospectuses an "annuity prospectus."

You should read this Supplement together with the annuity prospectus for the Contract you purchase and retain all documents for future reference. If you would like another copy of the annuity prospectus, please contact our Annuities Service Office at 1-800-344-1029 to request a free copy. You may also visit our website at www.jhannuities.com or www.jhannuitiesnewyork.com.

                Temporary Changes in Variable Investment Options

PURPOSE OF THIS SUPPLEMENT

This Supplement provides information about temporary changes to the Variable Investment Options described in the annuity prospectus. In this Supplement, we provide information about the temporary availability on May 1, 2009 of six Portfolios of the John Hancock Trust that may be elected as Variable Investment Options under the Contracts (see "Mergers of Certain Portfolios," below.

MERGERS OF CERTAIN PORTFOLIOS

Additional Variable Investment Options

You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, to six additional Variable Investment Options until the end of the Business Day on May 1, 2009. The availability of these Portfolios may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see the annuity prospectus for details.) If you select one of these additional Variable Investment Options, we will invest your money in the corresponding Portfolio of the John Hancock Trust:

          CAPITAL RESEARCH AND MANAGEMENT COMPANY
          (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) -
          ADVISER TO MASTER FUND
               Income & Value Trust
               U.S. Large Cap Trust
          DAVIS SELECTED ADVISERS, L.P.
               Core Equity Trust
          T. ROWE PRICE ASSOCIATES, INC.
               Classic Value Trust
               Mid Cap Value Trust(1)
               Small Company Trust(1)

     (We show the Portfolio's manager (i.e, subadviser) in bold above the name of the Portfolio.)

          (1) Not available with Wealthmark and Wealthmark ML3 Contracts.

These Portfolios (which we refer to as the "Acquired Portfolios") will be merged into six other Portfolios of the John Hancock Trust (which we refer to as the "Acquiring Portfolio") at the end of the Business Day on May 1, 2009:

ACQUIRED PORTFOLIO:                  ACQUIRING PORTFOLIO:
----------------------------------   ---------------------------------
Core Equity Trust                    Fundamental Value Trust
U.S. Large Cap Trust                 American Growth-Income Trust

ACQUIRED PORTFOLIO:                  ACQUIRING PORTFOLIO:
----------------------------------   ---------------------------------
Income & Value Trust                 American Asset Allocation Trust
Mid Cap Value Trust                  Mid Value Trust
Small Company Trust                  Small Company Value Trust
Classic Value Trust                  Equity-Income Trust

As a result of the mergers, you will not be able to allocate Contract Value or any Purchase Payments to Variable Investment Options corresponding to the Acquired Portfolios after the merger at the end of the Business Day on May 1, 2009, and any Contract Value you have allocated to an Acquired Portfolio will be transferred to the Variable Investment Option corresponding to the Acquiring Portfolio at that time.

Expenses of the Acquired Portfolios

The following table describes the operating expenses for each of the Acquired Portfolios, as a percentage of the Portfolio's average net assets for the fiscal year ending December 31, 2008. The table shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select. More detail concerning each Acquired Portfolio's fees and expenses is contained in the Portfolio's prospectus and in the notes following the table. (Expenses shown do not include Separate Account fees and other Contract charges described in the annuity prospectus.)

                                                            ACQUIRED
                                                            FUND FEES      TOTAL         CONTRACTUAL
                        MANAGEMENT     12b-1     OTHER         AND       OPERATING         EXPENSE       NET OPERATING
 ACQUIRED PORTFOLIO       FEES         FEES     EXPENSES    EXPENSES    EXPENSES(1)    REIMBURSEMENT(2)     EXPENSES
---------------------  -----------    ------    --------    ---------   ----------     ---------------   --------------
CLASSIC VALUE(3)
Series II                  0.79%       0.25%      0.15%       0.00%         1.19%           0.00%             1.19%
CORE EQUITY(3,4,5)
Series II                  0.78%       0.25%      0.11%       0.00%         1.14%           0.00%             1.14%
INCOME & VALUE(3,4)
Series I                   0.80%       0.05%      0.06%       0.00%         0.91%           0.00%             0.91%
Series II                  0.80%       0.25%      0.06%       0.00%         1.11%           0.00%             1.11%
MID CAP VALUE(3)
Series I                   0.86%       0.05%      0.06%       0.00%         0.97%           0.00%             0.97%
Series II                  0.86%       0.25%      0.06%       0.00%         1.17%           0.00%             1.17%
SMALL COMPANY(3,4,6)
Series II                  1.05%       0.25%      0.39%       0.00%         1.69%           0.00%             1.69%
U.S. LARGE CAP(3)
Series I                   0.82%       0.05%      0.06%       0.00%         0.93%           0.00%             0.93%
Series II                  0.82%       0.25%      0.06%       0.00%         1.13%           0.00%             1.13%

NOTES TO ACQUIRED PORTFOLIO EXPENSE TABLE:

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolios' prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust (the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement of waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain portfolios or otherwise reimburse the expenses of those portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) "Other Expenses" includes an estimated expense based on new contractual custody agreement that became effective April 1, 2009.

(5) The Adviser has voluntarily agreed to reimburse expenses of the Portfolio that exceed 0.84% of the average annual net assets of the Portfolio. This reimbursement in not included in the expense table. Had this reimbursement been included the expense ratio would have been lower. Expenses includes all expenses of the Portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course or business. This reimbursement may be terminated at any time.

(6) The Adviser has voluntarily agreed to reimburse expenses of the Portfolio that exceed 1.36% of the average annual net assets of the Portfolio. This reimbursement in not included in the expense table. Had this reimbursement been included the expense ratio would have been lower. Expenses includes all expenses of the Portfolio except 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course or business. This reimbursement may be terminated at any time.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.

TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES                                 MINIMUM     MAXIMUM
--------------------------------------------------------------------     ---------   ----------
Range of expenses that are deducted from Portfolio assets, including
management fees, Rule 12b-1 fees and other expenses                        0.75%       1.69%

Information about the Acquired Portfolios' Managers and Investment Objectives

We supplement the annuity prospectus to provide a general description about the Acquired Portfolios' managers and investment objectives. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in a Portfolio in the prospectus for that Portfolio. The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

                               JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND

 Income & Value Trust   Seeks to provide high total return (including income and
                        capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation
                        Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

 U.S. Large Cap Trust   Seeks to make the shareholders' investments grow and to
                        provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                        Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

DAVIS SELECTED
ADVISERS, L.P.

 Core Equity Trust      Seeks growth of capital. To do this, the Portfolio
                        invests primarily in common stocks of U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

                               JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.

     The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").

T. ROWE PRICE ASSOCIATES, INC.

 Classic Value Trust    Seeks substantial dividend income and also long-term
                        capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above average dividends.

 Mid Cap Value Trust    Seek long-term capital appreciation. To do this, the
                        Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S.
                        companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

 Small Company Trust    Seeks long-term growth of capital. To do this, the
                        Portfolio invests at least 80% of its net assets in companies with small market capitalizations.

WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF VARIABLE INVESTMENT OPTIONS AND MODEL ALLOCATIONS AT ANY TIME.

You bear the investment risk of any Acquired Portfolio you choose as a Variable Investment Option. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF THE ACQUIRED PORTFOLIO'S PROSPECTUS, WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE OFFICE AT 1-800-344-1029 OR IN NEW YORK STATE AT 1-800-551-2078. YOU SHOULD READ THE ACQUIRED PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

0509     333-71072     333-138846
         333-70728     033-79112
         333-70730     033-46217
         333-70850     333-83558
         333-71074     333-61283
         333-70864

                                                    Prospectus dated May 1, 2009


                                     (LOGO)


                           Venture(R) Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS



This Prospectus describes interests in VENTURE(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture(R) Variable Annuity Contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after May 1, 2009.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus.


JOHN HANCOCK TRUST
500 Index Trust(1)
Active Bond Trust(1)
All Cap Core Trust(1)
All Cap Growth Trust(1)
All Cap Value Trust(1)
American Asset Allocation Trust(2)
American Blue Chip Income & Growth Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(3)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust
Core Balanced Trust
Core Bond Trust(1)
Core Disciplined Diversification
Core Fundamental Holdings
Core Global Diversification
Core Strategy Trust(4)
Disciplined Diversification Trust
Emerging Small Company Trust(1)
Equity-Income Trust(5)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(6)
Global Trust(1)
Global Allocation Trust
Global Bond Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust A(1)
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Large Cap Trust(1)
Large Cap Value Trust(1)
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust(1)
Mid Cap Intersection Trust
Mid Cap Stock Trust
Mid Value Trust(1,7)
Money Market Trust
Natural Resources Trust
Optimized All Cap Trust(1)
Optimized Value Trust(1)
Pacific Rim Trust
Real Estate Securities Trust
Real Return Bond Trust(1)
Science & Technology Trust
Small Cap Growth Trust(8)
Small Cap Index Trust(1)
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust(9)
Strategic Bond Trust
Strategic Income Trust(1)
Total Return Trust
Total Stock Market Index Trust(1)
U.S. Government Securities Trust
U.S. High Yield Bond Trust(1)
Utilities Trust(1)
Value Trust
BLACKROCK VARIABLE SERIES FUNDS, INC.(10)
BlackRock Basic Value V. I. Fund
BlackRock Value Opportunities V. I. Fund
BlackRock Global Allocation V. I. Fund
PIMCO VARIABLE INSURANCE TRUST
PIMCO VIT All Asset Portfolio



(1) Not available with Venture 2006, Ven 24, Ven 20 and Ven 21 Contracts issued on or after May 1, 2006.



(2)   Successor to "Income & Value Trust."



(3)   Successor to "U.S. Large Cap Trust."



(4)   Formerly "Index Allocation Trust."



(5)   Successor to "Classic Value Trust."



(6)   Successor to "Core Equity Trust" and "U.S. Core Trust."



(7)   Successor to "Mid Cap Value Trust."



(8)   Successor to "Emerging Growth Trust," and "Small Cap Trust."



(9)   Successor to "Small Company Trust."



(10) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" feature for an extra fee. If you did, John Hancock New York adds a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement. The amount of the Payment Enhancement may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
ANNUITIES SERVICE CENTER               MAILING ADDRESS
164 Corporate Drive                    Post Office Box 9505
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9505
(617) 663-3000 or                      www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER               MAILING ADDRESS
164 Corporate Drive                    Post Office Box 9506
Portsmouth, NH 03801-6815              Portsmouth, NH 03802-9506
(877) 391-3748 or                      www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS ...................................................    1
II. OVERVIEW ...................................................................    5
III. FEE TABLES ................................................................   10
   EXAMPLES ....................................................................   13
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS .....   23
   THE COMPANIES ...............................................................   23
   THE SEPARATE ACCOUNTS .......................................................   23
   THE PORTFOLIOS ..............................................................   24
   VOTING INTEREST .............................................................   37
V. DESCRIPTION OF THE CONTRACT .................................................   38
   ELIGIBLE PLANS ..............................................................   38
     Eligibility Restrictions ..................................................   38
   ELIGIBLE GROUPS .............................................................   38
   ACCUMULATION PERIOD PROVISIONS ..............................................   38
     Purchase Payments .........................................................   38
     Payment Enhancement .......................................................   39
     Accumulation Units ........................................................   40
     Value of Accumulation Units ...............................................   41
     Net Investment Factor .....................................................   41
     Transfers Among Investment Options ........................................   41
     Maximum Number of Investment Options ......................................   42
     Telephone and Electronic Transactions .....................................   43
     Special Transfer Services - Dollar Cost Averaging Program .................   43
     Special Transfer Services -Asset Rebalancing Program ......................   44
     Secure Principal Program ..................................................   44
     Withdrawals ...............................................................   44
     Signature Guarantee Requirements for Surrenders and Partial Withdrawals ...   45
     Special Withdrawal Services - The Income Plan .............................   45
     Special Withdrawal Services - The Income Made Easy Program ................   45
     Optional Guaranteed Minimum Withdrawal Benefits ...........................   46
     Death Benefit During Accumulation Period ..................................   46
     Optional Enhanced Death Benefits ..........................................   50
   PAY-OUT PERIOD PROVISIONS ...................................................   51
     General ...................................................................   51
     Annuity Options ...........................................................   51
     Determination of Amount of the First Variable Annuity Payment .............   55
     Annuity Units and the Determination of Subsequent Variable Annuity
      Payments .................................................................   55
     Transfers During Pay-out Period ...........................................   55
     Death Benefit During Pay-out Period .......................................   55
     Optional Guaranteed Minimum Income Benefits ...............................   56
   OTHER CONTRACT PROVISIONS ...................................................   56
     Right to Review ...........................................................   56
     Ownership .................................................................   56
     Annuitant .................................................................   57
     Beneficiary ...............................................................   57
     Spouse ....................................................................   58
     Modification ..............................................................   58
     Our Approval ..............................................................   58
     Misstatement and Proof of Age, Sex or Survival ............................   58
   FIXED INVESTMENT OPTIONS ....................................................   58
VI. CHARGES AND DEDUCTIONS .....................................................   62
   WITHDRAWAL CHARGES ..........................................................   62
     Waiver of Applicable Withdrawal Charge ....................................   64
   ANNUAL CONTRACT FEE .........................................................   64
   ASSET-BASED CHARGES .........................................................   65
     Daily Administration Fee ..................................................   65
     Mortality and Expense Risks Fee ...........................................   65
   REDUCTION OR ELIMINATION OF CHARGES AND
   DEDUCTIONS ..................................................................   65
   PREMIUM TAXES ...............................................................   66
VII. FEDERAL TAX MATTERS .......................................................   67
   INTRODUCTION ................................................................   67
   OUR TAX STATUS ..............................................................   67
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ................................   67
   CHARITABLE REMAINDER TRUSTS .................................................   67
   NONQUALIFIED CONTRACTS ......................................................   68
     Undistributed Gains .......................................................   68
     Taxation of Annuity Payments ..............................................   68
     Surrenders, Withdrawals and Death Benefits ................................   68
     Taxation of Death Benefit Proceeds ........................................   68
     Penalty Tax on Premature Distributions ....................................   69
     Puerto Rico Nonqualified Contracts ........................................   69
     Diversification Requirements ..............................................   69
     Exchanges of Annuity Contracts ............................................   70
   QUALIFIED CONTRACTS .........................................................   70
     Required Minimum Distributions ............................................   71
     Penalty Tax on Premature Distributions ....................................   72
     Rollovers and Transfers ...................................................   72
     Section 403(b) Qualified Plans ............................................   73
     Puerto Rico Contracts Issued to Fund Retirement Plans .....................   74
   SEE YOUR OWN TAX ADVISOR ....................................................   74
VIII. GENERAL MATTERS ..........................................................   75
   ASSET ALLOCATION SERVICES ...................................................   75
   DISTRIBUTION OF CONTRACTS ...................................................   75
     Standard Compensation .....................................................   75
     Revenue Sharing and Additional Compensation ...............................   75
     Differential Compensation .................................................   76
     Contracts Sold Directly Without Payment of Any Sales Compensation .........   76
   CONFIRMATION STATEMENTS .....................................................   76
   REINSURANCE ARRANGEMENTS ....................................................   77
   STATEMENTS OF ADDITIONAL INFORMATION ........................................   77
     Financial Statements ......................................................   77
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .......................   A-1
APPENDIX B: QUALIFIED PLAN TYPES ...............................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFIT RIDERS .............................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS ....................   D-1
   GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ......   D-1
   FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES ...............................  D-10
   FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES ..........  D-16
   FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS ......  D-24
   FEATURES OF PRINCIPAL RETURNS ...............................................  D-40
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS ........................   E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
 BENEFIT RIDERS ................................................................   F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES .................................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date that the Covered Person or the older Owner, depending on the Rider, attains age 95.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.


ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading on the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a Contract means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.



LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

NONQUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RESET: A reduction of the Benefit Base or Guaranteed Withdrawal Balance, as appropriate, if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and Appendix E: "Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider.



STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.

UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.


This Prospectus describes Contracts purchased before May 1, 2009. For these purposes, "purchase" means that you completed an application and we issued your Contract before May 1, 2009.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture(R) Variable Annuity Contract on or after May 1,2009. Although we still offer Venture(R) Contracts for sale, we make the offer through different Prospectuses.



This Prospectus primarily describes features of our previously issued versions of the Venture(R) Contract. We describe several versions of the Venture(R) Contract, which we may refer to as VENTURE(R) 2006 (available May 1, 2006 - April 30, 2009), subject to state availability), VEN 20, or VEN 22 (available May 1, 1998 - November 20, 2006, subject to state availability) and VEN 24 (available May, 1999 - May, 2006 in New York only). This Prospectus also describes certain older versions of the Contract, including VEN 1 (sold from June, 1985 until June, 1987), VEN 3, (sold from November, 1986 until October,
1993), VEN 7 (sold from August, 1989 until April, 1999), VEN 8 (sold from September 1992 until February, 1995) and VEN 9 (sold only in New York from November 1992 - May 1999). The principal differences between the recent versions of the Contract and the prior Contracts relate to the Investment Options available under the Contracts, charges we impose, death benefit provisions and, in the case of VEN 7 and VEN 8 Contracts, a minimum interest rate to be credited for any guarantee period under the fixed portion of the Contract.


WHO ISSUED MY CONTRACT?


Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. The amount of the death benefit will vary based on your age at death and how long the Contract has been issued to you. The death benefit amount will be less any amounts deducted in connection with partial withdrawals. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."

HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.

    TYPE OF                  MINIMUM INITIAL            MINIMUM ADDITIONAL
   CONTRACT               PURCHASE PAYMENT(1,2)         PURCHASE PAYMENT(1)
 Nonqualified                   $5,000                        $30
   Qualified                    $2,000                        $30

(1) The minimums differ from the amount shown for Ven 1 Contracts. For Ven 1 Nonqualified Contracts, the minimum initial Purchase Payment is $5,000 and the minimum Additional Purchase Payment is $300. We impose a minimum of $25 for Purchase Payments for Ven 1 Contracts issued as Qualified Contracts.

(2) If you purchased a John Hancock New York Contract with the optional Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. We may refuse to accept any Purchase Payment under a VEN 1 Contract in excess of $10,000 per Contract Year.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options for your version of the Venture(R) Contract, as shown on the first page of this Prospectus. VEN 1 Contracts may only invest in the Large Cap, Investment Quality Bond and Money Market Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio's prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct - see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a diversified investment strategy (see "Portfolio Investment Objectives and Strategies" beginning on page 25). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.


FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available for Additional Purchase Payments, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

      -     Guaranteed Earnings Multiplier Death Benefit;

      -     Triple Protection Death Benefit;

      -     Enhanced Death Benefit (Ven 7 and Ven 8 only); and


      -     Annual Step-Up Death Benefit (Venture(R) 2006 only).


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


      -     Income Plus For Life 12.08;*



      -     Income Plus For Life - Joint Life 12.08;*



      -     Income Plus For Life (Quarterly Step-Up Review);*



      -     Income Plus For Life - Joint Life (Quarterly Step-Up Review);*



      -     Income Plus For Life (Annual Step-Up Review); *



      -     Income Plus For Life - Joint Life (Annual Step-Up Review);*


      -     Principal Plus;

      -     Principal Plus for Life;


      -     Principal Plus for Life Plus Automatic Annual Step-Up;


      -     Principal Plus for Life Plus Spousal Protection; and

      -     Principal Returns.

Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



            -     Income Plus For Life 5.09;*



            -     Income Plus For Life - Joint Life 5.09.*



*We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all eight Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; and Income Plus For Life - Joint Life 5.09.


If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.

Appendix E: Optional Guaranteed Minimum Income Benefits

      -     Guaranteed Retirement Income Programs - offered by John Hancock USA;

      -     Guaranteed Retirement Income Programs - offered by John Hancock New
            York.


If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional benefit Rider. Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30, 2004, or between October 16, 2006 and November 9, 2007) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge that applied for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001 or on or after November 12, 2007. Once available, it could only be elected at Contract issue, and it cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.



CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible to purchase or exchange one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:


      - full or partial withdrawals (including surrenders and systematic withdrawals);

      -     payment of any death benefit proceeds;

      -     periodic payments under one of our annuity payment options; and

      -     certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59-1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER

WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.


WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture(R) Contract. The tables also describe the fees and expenses for older versions of the Venture(R) Contracts, as well as information about optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolios' prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                      CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE (as
percentage of Purchase Payments)(2)        VEN 20, 22, 2006           VEN 7, VEN 8           VEN 1, VEN 3
First Year                                         6%                       6%                     5%
Second Year                                        6%                       6%                     5%
Third Year                                         5%                       5%                     5%
Fourth Year                                        5%                       4%                     5%
Fifth Year                                         4%                       3%                     5%
Sixth Year                                         3%                       2%                     0%
Seventh Year                                       2%                       0%                     0%
Thereafter                                         0%                       0%                     0%

TRANSFER FEE(3)
Maximum Fee                                      $25                      $25                    $25
Current Fee                                      $ 0                      $ 0                    $ 0

                              JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE (as                VEN 24, 2006                VEN 24, 2006
percentage of Purchase                      (With Payment             (Without Payment
Payments)(2)                                 Enhancement)                Enhancement)             VEN 9
First Year                                         8%                       6%                     6%
Second Year                                        8%                       6%                     6%
Third Year                                         7%                       5%                     5%
Fourth Year                                        7%                       5%                     4%
Fifth Year                                         5%                       4%                     3%
Sixth Year                                         4%                       3%                     2%
Seventh Year                                       3%                       2%                     0%
Eighth Year                                        1%                       0%                     0%
Thereafter                                         0%                       0%                     0%

TRANSFER FEE(3)
Maximum Fee                                      $25                      $25                    $25
Current Fee                                      $ 0                      $ 0                    $ 0


(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").


(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.


(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                JOHN HANCOCK USA


                                                                                                       VEN 3, VEN 7
                                                            VENTURE(R) 2006           VEN 20, 22        AND VEN 8           VEN 1
ANNUAL CONTRACT FEE(1)                                        $30                         $30               $30             $30
                                                    CONTRACT YEARS    CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                       1-7                 8+
    Mortality and Expense Risks Fee                      1.00%              0.85%        1.25%             1.25%           1.30%
    Daily Administration Fee- asset based                0.15%              0.15%        0.15%             0.15%           0.00%
                                                        -----              -----        -----             -----           -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                1.15%              1.00%        1.40%             1.40%           1.30%
(With No Optional Riders Reflected)

                                                    CONTRACT YEARS    CONTRACT YEARS
OPTIONAL BENEFITS                                         1-7                 8+

FEES DEDUCTED FROM SEPARATE ACCOUNT
    Optional Guaranteed Earnings Multiplier Fee     not offered         not offered      0.20%          not offered      not offered
    Optional Annual Step-Up Death Benefit Fee            0.20%              0.20%      not offered      not offered      not offered
                                                         ----              -----       -----------      -----------      -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                1.35%              1.20%        1.60%             1.40%           1.30%
(With Optional Benefits reflected, as applicable.)

FEES DEDUCTED FROM CONTRACT VALUE:
Optional Guaranteed Minimum Withdrawal Benefit           1.20%              1.20%        1.20%          not offered      not offered
Rider Fee (maximum)(4)
Optional Guaranteed Retirement Income Programs      not offered         not offered      0.50%          not offered      not offered
(as a percentage of Income Base)(5)
Optional Triple Protection Death Benefit
(as a percentage of Triple Protection Death
 Benefit)(6)                                         not offered        not offered      0.50%          not offered      not offered



(1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 1, Ven 3, Ven 7 or Ven 8 Contracts.


(2)   A daily charge reflected as a percentage of the Variable Investment
      Options.


(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.



(4) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders), as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders, and the Principal Returns Rider).



(5) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.



(6) Subject to state availability, the Triple Protection Death Benefit was offered from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program, Guaranteed Retirement Income Program II, or Guaranteed Retirement Income Program III.


                              JOHN HANCOCK NEW YORK


                                                              VENTURE(R) 2006               VEN 24         VEN 9
ANNUAL CONTRACT FEE(1)                                              $30                       $30            $30
                                                     CONTRACT YEARS    CONTRACT YEARS
ANNUAL SEPARATE ACCOUNT EXPENSES(2)                        1-7                8+
       Mortality and Expense Risks Fee                    1.00%             0.85%            1.25%          1.25%
       Daily Administration Fee- asset based              0.15%             0.15%            0.15%          0.15%
                                                         -----             -----            -----          -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)                 1.15%             1.00%            1.40%          1.40%

                             JOHN HANCOCK NEW YORK

OPTIONAL BENEFITS                                    CONTRACT YEARS    CONTRACT YEARS
                                                           1-7                8+
FEES DEDUCTED FROM SEPARATE ACCOUNT
       Optional Annual Step-Up Death Benefit Fee          0.20%             0.20%        not offered     not offered
       Optional Payment Enhancement Fee                   0.35%             0.35%            0.35%       not offered
                                                         -----             -----            -----        -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES (3)                1.70%             1.55%            1.75%          1.40%

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE:

Optional Guaranteed Minimum Withdrawal Benefit            1.20%                              0.75%       not offered
Rider Fee (maximum) (4)

Optional Guaranteed Retirement Income Programs        not offered                            0.45%       not offered
(as a percentage of Income Base) (5)


(1) The $30 annual Contract Fee will not be assessed prior to the Maturity Date under a Venture(R) Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000. This provision does not apply to Ven 9 Contracts.

(2) A daily charge reflected as a percentage of the Variable Investment Options unless otherwise noted. Please note that when the optional Payment Enhancement is chosen, the guaranteed rate applicable to any Fixed Investment Option is also reduced by 0.35%.


(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the Optional Guaranteed Earnings Multiplier Fee and the optional Annual Step-Up Death Benefit Fee, as applicable.



(4) See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base (for the Income Plus For Life Series Riders) and as a percentage of the Adjusted Guaranteed Withdrawal Balance (for the Principal Plus Rider, the Principal Plus for Life Series Riders and the Principal Returns Rider).


(5) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability.


OTHER FEES DEDUCTED FROM CONTRACT VALUE

Optional Guaranteed Minimum Withdrawal Benefit Riders
(We deduct the fee, as applicable, on an annual basis from Contract Value.)



                                                                     INCOME PLUS
                            INCOME PLUS   INCOME PLUS                 FOR LIFE -   INCOME PLUS
                             FOR LIFE -    FOR LIFE    INCOME PLUS    JOINT LIFE    FOR LIFE -
                             JOINT LIFE   (QUARTERLY     FOR LIFE     (QUARTERLY    JOINT LIFE
              INCOME PLUS     (ANNUAL       STEP-UP     (QUARTERLY     STEP-UP      (QUARTERLY    INCOME PLUS    INCOME PLUS
                FOR LIFE      STEP-UP       REVIEW)      STEP-UP       REVIEW)       STEP-UP        FOR LIFE       FOR LIFE
                (ANNUAL     REVIEW) (not    (ISSUED      REVIEW)       (issued       REVIEW)     12.08 (issued  12.08 (issued
                STEP-UP     available in  OUTSIDE NEW   (issued in   outside New    (issued in    outside New    in New York)
                REVIEW)(1)  New York)(1)    YORK)(1)   New York)(1)    York)(1)    New York)(1)     York)(1)        (1)
              ------------  ------------  -----------  ------------  ------------  ------------  -------------  --------------
Maximum Fee      1.20%         1.20%         1.20%        1.20%         1.20%         1.20%          1.20%          1.20%
Current Fee      0.60%         0.60%         0.75%        0.70%         0.75%         0.70%          0.85%          0.80%



                   INCOME
                  PLUS FOR            INCOME          PRINCIPAL
                LIFE - JOINT         PLUS FOR      PLUS FOR LIFE
                 LIFE 12.08        LIFE - JOINT         PLUS        PRINCIPAL PLUS
                   (issued          LIFE 12.08        AUTOMATIC      FOR LIFE PLUS
                 outside New       (issued in       ANNUAL STEP-        SPOUSAL         PRINCIPAL PLUS   PRINCIPAL    PRINCIPAL
                   York)(1)        New York)(1)         UP(2)         PROTECTION(3)       FOR LIFE(4)     PLUS(5)     RETURNS(6)
                --------------    --------------   -------------    ----------------   ---------------   ---------   ------------
Maximum Fee         1.20%            1.20%             1.20%              1.20%             0.75%          0.75%       0.95%
Current Fee         0.85%            0.80%             0.70%              0.65%             0.40%          0.30%       0.50%

(1) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.



(2) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.



(3) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(5) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is stepped up to equal the Contract Value.



(6) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.





THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



Total Annual Portfolio Operating Expenses                                                     Minimum(1)     Maximum
-----------------------------------------------------------------------------------------    -----------    ---------
Range of expenses that are deducted from Portfolio assets, including management fees,
Rule 12b-1 fees, and other expenses for Contracts issued on and after May 13, 2002              0.74%         1.62%
Range of expenses that are deducted from Portfolio assets, including management fees,
Rule 12b-1 fees, and other expenses for Contracts issued prior to May 13, 2002                  0.54%         1.62%


(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.

EXAMPLES

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.

      EXAMPLE 1: VENTURE(R) 2006 CONTRACTS (ISSUED ON OR AFTER MAY 1, 2006)

            (a) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2007 with optional benefit Riders

            (b) Maximum Portfolio Operating Expenses - Contracts issued on or after July 17, 2006 with optional benefit Riders

            (c) Maximum Portfolio Operating Expenses - Contracts issued on or after May 1, 2006 with optional benefit Riders

            (d) Minimum Portfolio Operating Expenses - Contracts issued with no optional benefit Riders

      EXAMPLE 2: VEN 20, 22, 24 CONTRACTS (ISSUED AFTER MAY 13, 2002 AND BEFORE MAY 1, 2006)

            (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before May 1, 2006 with optional benefit Riders

            (b) Maximum Portfolio Operating Expenses - John Hancock USA Contracts issued before December 9, 2003 with optional benefit Riders

            (c) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before May 1, 2006 with optional benefit Riders

            (d) Maximum Portfolio Operating Expenses - John Hancock New York Contracts issued before December 11, 2004 with optional benefit Riders

            (e) Minimum Portfolio Operating Expenses - Contracts with no optional benefit Riders

      EXAMPLE 3: VEN 20, 22, 24 CONTRACTS (ISSUED BEFORE MAY 13, 2002)

            (a) Maximum Portfolio Operating Expenses - John Hancock USA Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

            (b) Maximum Portfolio Operating Expenses - John Hancock New York Contracts eligible to invest in Series I of John Hancock Trust with optional benefit Riders

            (c) Minimum Portfolio Operating Expenses - Contracts eligible to invest in Series I of John Hancock Trust with no optional benefit Riders

      EXAMPLE 4: VEN 1 CONTRACTS


            (a)   Maximum Portfolio Operating Expenses

            (b)   Minimum Portfolio Operating Expenses

      EXAMPLE 5: VEN 3 CONTRACTS

            (a)   Maximum Portfolio Operating Expenses

            (b)   Minimum Portfolio Operating Expenses

      EXAMPLE 6: VEN 7, 8, 9 CONTRACTS

            (a)   Maximum Portfolio Operating Expenses

            (b)   Minimum Portfolio Operating Expenses


All examples assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. In the "Maximum Portfolio Operating Expenses" examples, we also assume that you will pay the maximum annual Contract fee, the fees for any optional benefit Riders shown in the example and the maximum fees and expenses of any of the Portfolios. In the "Minimum Portfolio Operating Expenses" examples, we assume that you do not invest in any optional benefit Riders and that you will pay the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base or Adjusted Guaranteed Withdrawal Balance, which may vary in value from the total Variable Investment Option value.


Although we provide you with examples of the costs for a Contract based on these assumptions, your actual costs may be higher or lower.


Example 1 (a): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2007 with Annual Step-Up Death Benefit and Income Plus For Life Riders



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the contract at the end of the applicable time
period:                                                                 $978           $1,768        $2,586          $4,556
If you annuitize, or do not surrender the contract at the end
of the applicable time period:                                          $426           $1,302        $2,208          $4,556



Example 1 (b): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after July 17, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Plus Automatic Annual Step-Up Riders



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the contract at the end of the applicable time
period:                                                                 $978           $1,768        $2,586          $4,556
If you annuitize, or do not surrender the contract at the end
of the applicable time period:                                          $426           $1,302        $2,208          $4,556



Example 1 (c): Maximum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with Annual Step-Up Death Benefit and Principal Plus for Life Riders



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the contract at the end of the applicable time
period:                                                                 $930           $1,629        $2,350          $4,056
If you annuitize, or do not surrender the contract at the end
of the applicable time period:                                          $379           $1,157        $1,964          $4,056


Example 1 (d): Minimum Portfolio operating expenses - VENTURE(R) 2006 Contracts issued on or after May 1, 2006 with no optional benefit Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the contract at the end of the applicable time
period:                                                                 $754           $1,102        $1,440          $2,189
If you annuitize, or do not surrender the contract at the end
of the applicable time period:                                          $196           $  605        $1,040          $2,189

Example 2 (a): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before May 1, 2006 with Guaranteed Earnings Multiplier and Principal Protection for Life Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $956           $1,706        $2,477          $4,350
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $406           $1,239        $2,097          $4,350


Example 2 (b): Maximum Portfolio operating expenses - John Hancock USA Contracts (VEN 20, 22) issued before December 9, 2003 with Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program III Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $930           $1,629        $2,350          $4,098
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $380           $1,160        $1,965          $4,098


Example 2 (c): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) Contracts issued before May 1, 2006 with Payment Enhancement and Principal Protection for Life Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $1,153         $1,933        $2,638          $4,479
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $  421         $1,282        $2,167          $4,479


Example 2 (d): Maximum Portfolio operating expenses - John Hancock New York Contracts (VEN 24) issued before December 11, 2004 with Guaranteed Retirement Income Program II Rider


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $907           $1,561        $2,240          $3,894
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $356           $1,088        $1,850          $3,894


Example 2 (e): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts issued after May 13, 2002 and before May 1, 2006 with no optional benefit Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $777           $1,171        $1,562          $2,493
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $220           $  678        $1,162          $2,493



Example 3 (a): Maximum Portfolio operating expenses - John Hancock USA (VEN 20,
22) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Guaranteed Earnings Multiplier and Guaranteed Income Retirement Program II Riders



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $925           $1,617        $2,331          $4,073
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $375           $1,146        $1,945          $4,073

Example 3 (b): Maximum Portfolio operating expenses - John Hancock New York (VEN
24) Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with Payment Enhancement and Guaranteed Income Retirement Program I Riders



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $1,106         $1,792        $2,393          $3,929
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $  374         $1,134        $1,911          $3,929


Example 3 (c): Minimum Portfolio operating expenses - VEN 20, 22, 24 Contracts eligible to invest in Series I shares of John Hancock Trust - issued before May 13, 2002 with no optional benefit Riders


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $758           $1,113        $1,460          $2,287
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $200           $  618        $1,060          $2,287


Example 4 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $716           $1,155        $1,642          $2,452
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $216           $  666        $1,142          $2,452


Example 4 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 1)


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $694           $1,086        $1,524          $2,199
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $194           $  597        $1,024          $2,199


Example 5 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)


                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $758           $1,389        $2,043          $3,347
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $308           $  941        $1,597          $3,347



Example 5 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 3)



                                                                       1 YEAR         3 YEARS       5 YEARS         10 YEARS
                                                                     -----------   ------------   ------------   --------------
If you surrender the Contract at the end of the applicable time
period:                                                                 $650           $1,065        $1,504          $2,287
If you annuitize, or do not surrender the Contract at the end of
the applicable time period:                                             $200           $  618        $1,060          $2,287

Example 6 (a): Maximum Portfolio operating expenses - Previously issued John Hancock USA Contracts (VEN 7, VEN 8) and John Hancock New York Contracts (VEN 9)

                                                       1 YEAR  3 YEARS  5 YEARS  10 YEARS
                                                       ------  -------  -------  --------
If you surrender the Contract at the end of the
applicable time period:                                 $862    $1,413   $1,881   $3,347

If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                  $308     $941    $1,597   $3,347

Example 6 (b): Minimum Portfolio operating expenses - Previously issued John Hancock USA Contracts (Ven 7, Ven 8) and John Hancock New York Contracts (VEN 9)

                                                      1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                      ------ ------- ------- --------
If you surrender the Contract at the end of the
applicable time period:                                $761   $1,090  $1,344  $2,287

If you annuitize, or do not surrender the Contract at
the end of the applicable time period:                 $200    $618   $1,060  $2,287


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2002. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUBACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002).

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




                                             DISTRIBUTION               ACQUIRED       TOTAL ANNUAL    CONTRACTUAL
                                             AND SERVICE    OTHER     PORTFOLIO FEES    OPERATING       EXPENSES       NET OPERATING
PORTFOLIO/SERIES            MANAGEMENT FEE   (12b-1)FEES   EXPENSES   AND EXPENSES     EXPENSES(1)   REIMBURSEMENT(2)    EXPENSES
------------------------    --------------   ------------  --------   --------------   ------------  ----------------  -------------
500 INDEX(3,4)

Series I                         0.46%           0.05%      0.03%        0.00%            0.54%          0.00%           0.54%

Series II                        0.46%           0.25%      0.03%        0.00%            0.74%          0.00%           0.74%

ACTIVE BOND(3)

Series I                         0.60%           0.05%      0.04%        0.00%            0.69%          0.00%           0.69%

Series II                        0.60%           0.25%      0.04%        0.00%            0.89%          0.00%           0.89%

ALL CAP CORE(3)

Series I                         0.77%           0.05%      0.05%        0.00%            0.87%          0.00%           0.87%

Series II                        0.77%           0.25%      0.05%        0.00%            1.07%          0.00%           1.07%

ALL CAP GROWTH(3)

Series I                         0.85%           0.05%      0.10%        0.00%            1.00%          0.00%           1.00%

Series II                        0.85%           0.25%      0.10%        0.00%            1.20%          0.00%           1.20%

ALL CAP VALUE(3)

Series I                         0.85%           0.05%      0.09%        0.00%            0.99%          0.00%           0.99%

Series II                        0.85%           0.25%      0.09%        0.00%            1.19%          0.00%           1.19%

AMERICAN FUNDAMENTAL
HOLDINGS(5,6)

Series II                        0.05%           0.75%      0.04%        0.40%            1.24%         -0.05%           1.19%

AMERICAN GLOBAL
  DIVERSIFICATION(5,6)

Series II                        0.05%           0.75%      0.04%        0.63%            1.47%         -0.05%           1.42%

BLUE CHIP GROWTH(3,7)

Series I                         0.81%           0.05%      0.04%        0.00%            0.90%          0.00%           0.90%

Series II                        0.81%           0.25%      0.04%        0.00%            1.10%          0.00%           1.10%

CAPITAL APPRECIATION(3)

Series I                         0.72%           0.05%      0.04%        0.00%            0.81%          0.00%           0.81%

Series II                        0.72%           0.25%      0.04%        0.00%            1.01%          0.00%           1.01%

CAPITAL APPRECIATION
VALUE(3,7,8)

Series II                        0.95%           0.25%      0.15%        0.00%            1.35%          0.00%           1.35%

CORE ALLOCATION(5,9)

Series II                        0.05%           0.25%      0.07%        0.85%            1.22%         -0.05%           1.17%

CORE ALLOCATION PLUS(3,8)

Series II                        0.92%           0.25%      0.22%        0.00%            1.39%           0.00%          1.39%

CORE BALANCED(5,9)

Series II                        0.05%           0.25%      0.07%        0.79%            1.16%          -0.05%          1.11%

CORE BOND(3,8)

Series II                        0.64%           0.25%      0.07%        0.00%            0.96%           0.00%          0.96%

CORE DISCIPLINED
  DIVERSIFICATION(5,9)

Series II                        0.05%           0.25%      0.07%        0.63%            1.00%          -0.05%          0.95%

CORE FUNDAMENTAL
HOLDINGS(5,9)

Series II                        0.05%           0.55%      0.05%        0.41%            1.06%          -0.05%          1.01%

CORE GLOBAL
DIVERSIFICATION(5,9)

Series II                        0.05%           0.55%      0.05%        0.42%            1.07%          -0.05%          1.02%

CORE STRATEGY(10)

Series II                        0.05%           0.25%      0.05%        0.52%            0.87%          -0.08%          0.79%

DISCIPLINED
DIVERSIFICATION(3,11)

Series II                        0.80%           0.25%      0.19%        0.00%            1.24%          -0.29%          0.95%

EMERGING SMALL COMPANY(3)

Series I                         0.97%           0.05%      0.08%        0.00%            1.10%           0.00%          1.10%

Series II                        0.97%           0.25%      0.08%        0.00%            1.30%           0.00%          1.30%

EQUITY-INCOME(3,7)

Series I                         0.81%           0.05%      0.05%        0.00%            0.91%           0.00%          0.91%

Series II                        0.81%           0.25%      0.05%        0.00%            1.11%           0.00%          1.11%

FINANCIAL SERVICES(3)

Series I                         0.82%           0.05%      0.08%        0.00%            0.95%           0.00%          0.95%

Series II                        0.82%           0.25%      0.08%        0.00%            1.15%           0.00%          1.15%

FRANKLIN TEMPLETON FOUNDING
  ALLOCATION(12)
Series II                        0.04%           0.25%      0.04%        0.83%            1.16%          -0.05%          1.11%

FUNDAMENTAL VALUE(3)

Series I                         0.76%           0.05%      0.05%        0.00%            0.86%           0.00%          0.86%

Series II                        0.76%           0.25%      0.05%        0.00%            1.06%           0.00%          1.06%

GLOBAL(3,8,13,14)

Series I                         0.81%           0.05%      0.11%        0.00%            0.97%          -0.01%          0.96%

Series II                        0.81%           0.25%      0.11%        0.00%            1.17%          -0.01%          1.16%

GLOBAL ALLOCATION(3,8)

Series I                         0.85%           0.05%      0.10%        0.05%            1.05%           0.00%          1.05%

Series II                        0.85%           0.25%      0.10%        0.05%            1.25%           0.00%          1.25%

GLOBAL BOND(3,8)

Series I                         0.70%           0.05%      0.10%        0.00%            0.85%           0.00%          0.85%

Series II                        0.70%           0.25%      0.10%        0.00%            1.05%           0.00%          1.05%

HEALTH SCIENCES(3,7,8)

Series I                         1.05%           0.05%      0.08%        0.00%            1.18%           0.00%          1.18%

Series II                        1.05%           0.25%      0.08%        0.00%            1.38%           0.00%          1.38%

HIGH INCOME(3)

Series II                        0.67%           0.25%      0.07%        0.00%            0.99%           0.00%          0.99%

HIGH YIELD(3)

Series I                         0.66%           0.05%      0.06%        0.00%            0.77%           0.00%          0.77%

Series II                        0.66%           0.25%      0.06%        0.00%            0.97%           0.00%          0.97%

INTERNATIONAL CORE(3,8)

Series I                         0.89%           0.05%      0.14%        0.00%            1.08%           0.00%          1.08%

Series II                        0.89%           0.25%      0.14%        0.00%            1.28%           0.00%          1.28%

INTERNATIONAL EQUITY INDEX
  A(3,4,15)

Series I                         0.53%           0.05%      0.05%        0.00%            0.63%           0.00%          0.63%

Series II                        0.53%           0.25%      0.05%        0.00%            0.83%           0.00%          0.83%

INTERNATIONAL
OPPORTUNITIES(3,8)

Series II                        0.87%           0.25%      0.13%        0.00%            1.25%           0.00%          1.25%

INTERNATIONAL
SMALL CAP(3,8)

Series I                         0.94%           0.05%      0.16%        0.00%            1.15%           0.00%          1.15%

Series II                        0.94%           0.25%      0.16%        0.00%            1.35%           0.00%          1.35%

INTERNATIONAL
VALUE(3,8,13)

Series I                         0.81%           0.05%      0.14%        0.00%            1.00%          -0.02%          0.98%

Series II                        0.81%           0.25%      0.14%        0.00%            1.20%          -0.02%          1.18%

INVESTMENT
QUALITY BOND(3)

Series I                         0.59%           0.05%      0.09%        0.00%            0.73%           0.00%          0.73%

Series II                        0.59%           0.25%      0.09%        0.00%            0.93%           0.00%          0.93%

LARGE CAP(3)

Series I                         0.72%           0.05%      0.03%        0.00%            0.80%           0.00%          0.80%

Series II                        0.72%           0.25%      0.03%        0.00%            1.00%           0.00%          1.00%

LARGE CAP VALUE(3)

Series II                        0.81%           0.25%      0.05%        0.00%            1.11%           0.00%          1.11%

LIFESTYLE AGGRESSIVE(16)

Series I                         0.04%           0.05%      0.04%        0.86%            0.99%           0.00%          0.99%

Series II                        0.04%           0.25%      0.04%        0.86%            1.19%           0.00%          1.19%

LIFESTYLE BALANCED(16)

Series I                         0.04%           0.05%      0.03%        0.76%            0.88%           0.00%          0.88%

Series II                        0.04%           0.25%      0.03%        0.76%            1.08%           0.00%          1.08%

LIFESTYLE CONSERVATIVE(16)

Series I                         0.04%           0.05%      0.03%        0.71%            0.83%           0.00%          0.83%

Series II                        0.04%           0.25%      0.03%        0.71%            1.03%           0.00%          1.03%

LIFESTYLE GROWTH(16)

Series I                         0.04%           0.05%      0.03%        0.76%            0.88%           0.00%          0.88%

Series II                        0.04%           0.25%      0.03%        0.76%            1.08%           0.00%          1.08%

LIFESTYLE MODERATE(16)

Series I                         0.04%           0.05%      0.03%        0.74%            0.86%           0.00%          0.86%

Series II                        0.04%           0.25%      0.03%        0.74%            1.06%           0.00%          1.06%

MID CAP INDEX(3,4)

Series I                         0.47%           0.05%      0.03%        0.00%            0.55%           0.00%          0.55%

Series II                        0.47%           0.25%      0.03%        0.00%            0.75%           0.00%          0.75%

MID CAP INTERSECTION(3)

Series II                        0.87%           0.25%      0.06%        0.00%            1.18%           0.00%          1.18%

MID CAP STOCK(3)

Series I                         0.84%           0.05%      0.05%        0.00%            0.94%           0.00%          0.94%

Series II                        0.84%           0.25%      0.05%        0.00%            1.14%           0.00%          1.14%

MID VALUE(3,7)

Series I                         0.98%           0.05%      0.10%        0.00%            1.13%           0.00%          1.13%

Series II                        0.98%           0.25%      0.10%        0.00%            1.33%           0.00%          1.33%

MONEY MARKET(3)

Series I                         0.47%           0.05%      0.06%        0.00%            0.58%           0.00%          0.58%

Series II                        0.47%           0.25%      0.06%        0.00%            0.78%           0.00%          0.78%

NATURAL RESOURCES(3)

Series II                        1.00%           0.25%      0.08%        0.00%            1.33%           0.00%          1.33%

OPTIMIZED ALL CAP(3)

Series II                        0.68%           0.25%      0.06%        0.00%            0.99%           0.00%          0.99%

OPTIMIZED VALUE(3)

Series II                        0.65%           0.25%      0.05%        0.00%            0.95%           0.00%          0.95%

PACIFIC RIM(3,8)

Series I                         0.80%           0.05%      0.25%        0.00%            1.10%           0.00%          1.10%

Series II                        0.80%           0.25%      0.25%        0.00%            1.30%           0.00%          1.30%

REAL ESTATE SECURITIES(3)

Series I                         0.70%           0.05%      0.05%        0.00%            0.80%           0.00%          0.80%

Series II                        0.70%           0.25%      0.05%        0.00%            1.00%           0.00%          1.00%

REAL RETURN BOND(3,8,17)

Series II                        0.68%           0.25%      0.06%        0.00%            0.99%           0.00%          0.99%

SCIENCE AND
TECHNOLOGY(3,7,8)

Series I                         1.05%           0.05%      0.07%        0.00%            1.17%           0.00%          1.17%

Series II                        1.05%           0.25%      0.07%        0.00%            1.37%           0.00%          1.37%

SMALL CAP GROWTH(3)

Series I                         1.06%           0.05%      0.08%        0.00%            1.19%           0.00%          1.19%

Series II                        1.06%           0.25%      0.08%        0.00%            1.39%           0.00%          1.39%

SMALL CAP INDEX(3,4)

Series I                         0.49%           0.05%      0.04%        0.00%            0.58%           0.00%          0.58%

Series II                        0.49%           0.25%      0.04%        0.00%            0.78%           0.00%          0.78%

SMALL CAP
OPPORTUNITIES(3,18)

Series I                         1.00%           0.05%      0.06%        0.00%            1.11%           0.00%          1.11%

Series II                        1.00%           0.25%      0.06%        0.00%            1.31%           0.00%          1.31%

SMALL CAP VALUE(3)

Series II                        1.06%           0.25%      0.06%        0.00%            1.37%           0.00%          1.37%

SMALL COMPANY VALUE(3,7)

Series I                         1.02%           0.05%      0.06%        0.00%            1.13%           0.00%          1.13%

Series II                        1.02%           0.25%      0.06%        0.00%            1.33%           0.00%          1.33%

STRATEGIC BOND(3,8)

Series I                         0.67%           0.05%      0.06%        0.00%            0.78%           0.00%          0.78%

Series II                        0.67%           0.25%      0.06%        0.00%            0.98%           0.00%          0.98%

STRATEGIC INCOME(3)

Series II                        0.69%           0.25%      0.08%        0.00%            1.02%           0.00%          1.02%

TOTAL RETURN(3,17)

Series I                         0.69%           0.05%      0.06%        0.00%            0.80%           0.00%          0.80%

Series II                        0.69%           0.25%      0.06%        0.00%            1.00%           0.00%          1.00%

TOTAL STOCK
MARKET INDEX(3,4)

Series I                         0.49%           0.05%      0.04%        0.00%            0.58%           0.00%          0.58%

Series II                        0.49%           0.25%      0.04%        0.00%            0.78%           0.00%          0.78%

U.S. GOVERNMENT
SECURITIES(3)

Series I                         0.61%           0.05%      0.09%        0.00%            0.75%           0.00%          0.75%

Series II                        0.61%           0.25%      0.09%        0.00%            0.95%           0.00%          0.95%

U.S. HIGH YIELD BOND(3)

Series II                        0.73%           0.25%      0.06%        0.00%            1.04%           0.00%          1.04%

UTILITIES(3,8)

Series I                         0.83%           0.05%      0.10%        0.00%            0.98%           0.00%          0.98%

Series II                        0.83%           0.25%      0.10%        0.00%            1.18%           0.00%          1.18%

VALUE(3)

Series I                         0.74%           0.05%      0.06%        0.00%            0.85%           0.00%          0.85%

Series II                        0.74%           0.25%      0.06%        0.00%            1.05%           0.00%          1.05%

                                            DISTRIBUTION                ACQUIRED                      CONTRACTUAL
                                 MANAGEMENT AND SERVICE    OTHER   PORTFOLIO FEES AND TOTAL OPERATING   EXPENSE     NET OPERATING
PORTFOLIO/SERIES                     FEE    (12b-1) FEES EXPENSES      EXPENSES         EXPENSES (1)  REIMBURSEMENT   EXPENSES
-------------------------------- ---------- ------------ --------  ------------------ --------------- ------------- -------------

 BLACKROCK VARIABLE SERIES
   FUNDS, INC. (CLASS II)(19):

 BlackRock Basic Value V.I. Fund     0.60%    0.15%       0.08%        0.00%           0.83%              0.00%          0.83%

 BlackRock Global Allocation         0.65%    0.15%       0.15%        0.03%           0.98%              0.00%          0.98%

   V.I. Fund(20),(21),(22)

 BlackRock Value Opportunities       0.75%    0.15%       0.12%        0.02%           1.04%              0.00%          1.04%

   V.I. Fund(19),(22)

 PIMCO Variable Insurance Trust
 (Class M):

 VIT All Asset Portfolio          0.43%(23)   0.25%      0.20%(24)    0.76%(25)       1.64%(26)      -0.02%(27,28)       1.62%

                                                 FEEDER FUND



                                 DISTRIBUTION            TOTAL       CONTRACTUAL
                      MANAGEMENT  AND SERVICE  OTHER   OPERATING      EXPENSE
PORTFOLIO/SERIES         FEES    (12b-1)FEES  EXPENSES EXPENSES(1) REIMBURSEMENT(2)
-------------------   ---------- ------------ -------- ----------- ----------------

AMERICAN ASSET
  ALLOCATION(30)

Series II                0.00%        0.75%     0.04%    0.79%      -0.01%
AMERICAN BLUE CHIP
  INCOME AND GROWTH

Series II                0.00%        0.75%     0.06%    0.81%       0.00%

AMERICAN BOND
Series II                0.00%        0.75%     0.04%    0.79%       0.00%
AMERICAN GLOBAL
GROWTH(30)
Series II                0.00%        0.75%     0.06%    0.81%      -0.03%
AMERICAN GLOBAL SMALL
  CAPITALIZATION(30)
Series II                0.00%        0.75%     0.11%    0.86%      -0.08%
AMERICAN GROWTH
Series II                0.00%        0.75%     0.04%    0.79%       0.00%



                                        MASTER FUND
                                                                       TOTAL
                                                                      MASTER
                         NET                          TOTAL MASTER   FUND AND
                      PORTFOLIO                        FUND AND     NET FEEDER
                      OPERATING  MANAGEMENT  OTHER    FEEDER FUND      FUND
PORTFOLIO/SERIES       EXPENSES   FEES(29)  EXPENSES   EXPENSES      EXPENSES
--------------------  ---------  ---------- --------  ------------ -----------

AMERICAN ASSET
  ALLOCATION(30)

Series II              0.78%       0.31%        0.01%     1.11%       1.10%
AMERICAN BLUE CHIP
  INCOME AND GROWTH

Series II              0.81%       0.42%        0.01%     1.24%       1.24%

AMERICAN BOND
Series II              0.79%       0.39%        0.01%     1.19%       1.19%
AMERICAN GLOBAL
GROWTH(30)
Series II              0.78%       0.53%        0.02%     1.36%       1.33%
AMERICAN GLOBAL SMALL
  CAPITALIZATION(30)
Series II              0.78%       0.71%        0.03%     1.60%       1.52%
AMERICAN GROWTH
Series II              0.79%       0.32%        0.01%     1.12%       1.12%

                                                  FEEDER FUND



                                    DISTRIBUTION            TOTAL       CONTRACTUAL
                         MANAGEMENT  AND SERVICE  OTHER    OPERATING      EXPENSE
PORTFOLIO/SERIES           FEES     (12b-1)FEES  EXPENSES EXPENSES(1) REIMBURSEMENT(2)
----------------------   ---------- ------------ -------- ----------- ----------------

AMERICAN GROWTH-INCOME
Series II                     0.00%        0.75%    0.04%    0.79%        0.00%
AMERICAN HIGH-INCOME
  BOND(30)
Series II                     0.00%        0.75%    0.21%    0.96%       -0.18%
AMERICAN INTERNATIONA
Series II                     0.00%        0.75%    0.04%    0.79%        0.00%
AMERICAN NEW WORLD
Series II                     0.00%        0.75%    0.13%    0.88%       -0.10%



                                        MASTER FUND
                                                                       TOTAL
                                                                      MASTER
                          NET                          TOTAL MASTER   FUND AND
                        PORTFOLIO                        FUND AND     NET FEEDER
                        OPERATING  MANAGEMENT  OTHER    FEEDER FUND      FUND
PORTFOLIO/SERIES        EXPENSES   FEES(29)   EXPENSES   EXPENSES      EXPENSES
----------------------  ---------- ---------- -------- ------------- -----------

AMERICAN GROWTH-INCOME
Series II                0.79%      0.27%      0.01%     1.07%        1.07%
AMERICAN HIGH-INCOME
  BOND(30)
Series II                0.78%      0.47%      0.01%     1.44%        1.26%
AMERICAN INTERNATIONAL
Series II                0.79%      0.49%      0.03%     1.31%        1.31%
AMERICAN NEW WORLD
Series II                0.78%      0.76%      0.05%     1.69%        1.59%


------------

(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.

(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.

(3) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.

(4) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.


(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.

(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.

(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.

(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.

(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.

(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.

(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.

(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio so it does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.

(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.

(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.

(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.

(17) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.

(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.

(19) "Other Expenses" include Acquired Portfolio Fees and Expenses, which are less than 0.01%. BlackRock Advisors, LLC ("BlackRock") and Merrill Lunch Life Agency, Inc. have contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Net Operating Expenses (excluding interest expense, dividend expense, acquired fund fees and expenses and certain other Portfolio expenses) to 1.40% of average daily net assets until May 1, 2010. In addition, BlackRock may waive a portion of the Portfolio's management fee in connection with the Portfolio's investment in an affiliated money market fund.

(20) The Portfolio may invest in BlackRock Cayman Global Allocation V.I. Fund I, Ltd., its wholly owned subsidiary ("Subsidiary"). BlackRock provides investment management and other services to the Subsidiary. BlackRock does not receive separate compensation from the Subsidiary for providing it with investment management or administrative services. However, the Portfolio pays BlackRock based on the Portfolio's assets, including the assets invested in the Subsidiary.

(21) The Subsidiary is newly organized and, accordingly, "Other Expenses" of the Subsidiary are based on estimated amounts for the current fiscal year of less than 0.01%.

(22) The "Total Operating Expenses" does not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fees and Expenses.

(23) "Management Fee" reflects an advisory fee and supervisory and administrative fee payable by the Portfolio to the adviser, Pacific Investment Management Company LLC ("PIMCO").

(24)  "Other Expenses" reflect a service fee of 0.20%.

(25) Acquired Portfolio Fees and Expenses for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying PIMCO portfolios as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying PIMCO portfolio for the most recent fiscal year, please see the Portfolio's prospectus.

(26) The Total Annual Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the Financial Highlights section of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying PIMCO portfolio expenses.

(27) PIMCO has contractually agreed, through May 1, 2010, for the All Asset Portfolio to reduce its advisory fee to the extent that the Acquired Portfolio Fees and Expenses attributable to advisory and supervisory and administrative fees exceed 0.64% of the total assets invested in underlying PIMCO portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

(28) The Expense Reduction, as described in footnote 27 above, is implemented based on a calculation of underlying PIMCO portfolio expenses attributable to advisory and supervisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses listed in the table above and described in footnote 25. Please see the Portfolio's prospectus for additional information.

(29) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.

(30) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

                 IV. General Information about Us, the Separate
                           Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



      - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



      - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



      -     various indices that are unmanaged;



      - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.





When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you Choose.

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The

Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's other business.


We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

      -     the John Hancock Trust; or

      - the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

      - for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.


The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment subadviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock International Limited ("BIL"), an affiliate, to act as the investment subadviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BIL a portion of the annual management fee it receives from each respective Portfolio.


If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-funds and Master-feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios and the PIMCO VIT All Asset Portfolio ("Funds of Funds") is a "fund-of-funds" that invests in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR

ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


                            JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




 BLACKROCK INVESTMENT MANAGEMENT, LLC
   Large Cap Value Trust            Seeks long-term growth of capital.
                                    To do this, the Portfolio invests at
                                    least 80% of its net assets in
                                    equity securities of large cap U.S.
                                    companies with strong relative
                                    earnings growth, earnings quality
                                    and good relative valuation.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE SERIES) - ADVISER TO MASTER FUND

  American Asset Allocation Trust   Seeks to provide high total return
  (successor to Income & Value      (including income and capital gains)
    Trust)                          consistent with preservation of
                                    capital over the long term. To do this, the Portfolio invests all of its assets in Class
                                    1 shares of the master fund, the American
                                    Funds Insurance Series Asset Allocation
                                    Fund, which invests in a diversified
                                    portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments (debt securities maturing in one year or less).

    American Blue Chip Income and   Seeks to produce income exceeding
    Growth Trust                    the average yield on U.S. stocks
                                    generally and to provide an opportunity for growth of principal consistent with sound common stock investing. To do this, the Portfolio invests all of its assets in Class
                                    1 shares of the master fund, the American
                                    Funds Insurance Series Blue Chip Income and
                                    Growth Fund, which invests primarily in
                                    common stocks of larger U.S.-based companies

    American Bond Trust             Seeks to maximize current income and
                                    preserve capital. To do this, the
                                    Portfolio invests all of its assets
                                    in Class 1 shares of the master
                                    fund, the American Funds Insurance
                                    Series Bond Fund, which normally
                                    invests at least 65% in
                                    investment-grade debt securities and
                                    up to 35% in lower rated debt
                                    securities.

    American Global Growth Trust    Seeks to make shareholders'
                                    investment grow over time. To do
                                    this, the Portfolio invests all of
                                    its assets in Class 1 shares of the
                                    master fund, the American Funds
                                    Insurance Series Global Growth Fund,
                                    which invests primarily in common
                                    stocks of companies located around
                                    the world.

    American Global Small           Seeks to make the shareholders'
    Capitalization Trust            investment grow over time. To do
                                    this, the Portfolio invests all of its
                                    assets in Class 1 shares of the master fund, the American Funds Insurance Series Global
                                    Small Capitalization Fund, which invests primarily in stocks of smaller companies located around the world.

    American Growth Trust           Seeks to make the shareholders'
                                    investment grow. To do this, the
                                    Portfolio invests all of its assets
                                    in Class 1 shares of the master
                                    fund, the American Funds Insurance
                                    Series Growth Fund, which invests
                                    primarily in common stocks of
                                    companies that appear to offer
                                    superior opportunities for growth of
                                    capital.

                            JOHN HANCOCK TRUST
We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



Capital Research and Management Company (Adviser to the American Fund Insurance Series) - Adviser to Master Fund - continued


American Growth-Income Trust        Seeks to make the shareholders' investments
 (successor to U.S. Large           grow and to provide the  shareholder with
        Cap Trust)                  income over time. To do this, the Portfolio
                                    invests all of its assets in Class 1 shares of the master fund, the American Funds
                                    Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

  American High-Income Bond Trust   Seeks to provide a high level of current
                                    income and, secondarily, capital
                                    appreciation. To do this, the Portfolio
                                    invests all of its assets in Class 1 shares of the master fund, the American Funds
                                    Insurance Series High-Income Bond Fund,
                                    which invests at least 65% of its assets in higher yielding and generally lower quality debt securities.

  American International Trust      Seeks to make the shareholders' investment
                                    grow. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance
                                    Series International Fund, which invests primarily in common stocks of companies located outside the United States.

  American New World Trust          Seeks to make the shareholders' investment
                                    grow over time. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds
                                    Insurance Series New World Fund, which
                                    invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
  Financial Services Trust          Seeks growth of capital. To do this, the
                                    Portfolio invests at least 80% of its net assets in companies that are principally engaged in financial services.

  Fundamental Value Trust           Seeks growth of capital. To do this,
  (successor to Core Equity         the Portfolio invests primarily in
  Trust and U.S. Core Trust)        common stocks of U.S. companies with
                                    durable business models that can be
                                    purchased at attractive valuations relative to their intrinsic value.

 DECLARATION MANAGEMENT & RESEARCH LLC

  Active Bond Trust (1)             Seeks income and capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

 DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
  All Cap Core Trust                Seeks long-term growth of capital.
                                    To do this, the Portfolio invests in common stocks and other equity securities within all asset classes (small-, mid- and large-cap), which may be listed on securities exchanges, traded in various over the counter markets or have no organized markets. The Portfolio may also invest in U.S. Government securities.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") - CONTINUED
  Real Estate Securities Trust (2)  Seeks to achieve a combination of long-term capital appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

DIMENSIONAL FUND ADVISORS LP
  Disciplined Diversification       Seeks total return consisting of
  Trust                             capital appreciation and current income. To
                                    do this, the Portfolio invests primarily in equity securities and fixed-income securities of domestic and international issuers, including equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") &
 INVESCO AIM CAPITAL MANAGEMENT, INC. ("INVESCO AIM")
  Small Cap Opportunities Trust (3) Seeks long-term capital appreciation. To do this, the portion of the Portfolio's net assets managed by Invesco Aim is invested in at least 80 % equity securities of small-capitalization companies, and the portion of the Portfolio's net assets managed by DFA is invested in a broad and diverse group of readily marketable common stocks of U.S. small- and mid-cap companies.

 FRANKLIN TEMPLETON INVESTMENTS CORP.
  International  Small Cap Trust    Seeks long-term capital appreciation. To
                                    do this, the Portfolio invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & Co. LLC
  International Core Trust          Seeks high total return. To do this, the
                                    Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the U.S.

 INVESCO AIM CAPITAL MANAGEMENT, INC.
  All Cap Growth Trust              Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests principally in common stocks of companies of all market capitalizations, focusing on companies exhibiting long-term sustainable earnings and cash flow growth that is not yet reflected in investor expectations or equity valuations.

JENNISON ASSOCIATES LLC
  Capital Appreciation Trust        Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity and equity-related securities of companies that are attractively valued and have above-average growth prospects.

LORD, ABBETT & Co. LLC
  All Cap Value Trust               Seeks capital appreciation. To do this, the
                                    Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The
                                    Portfolio invests the remainder of its
                                    assets in undervalued mid-sized and small company securities.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MARSICO CAPITAL MANAGEMENT, LLC
 International Opportunities Trust  Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of foreign companies of any size that are selected for their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
  Utilities Trust                   Seeks capital growth and current income
                                    (income above that available from the
                                    Portfolio invested entirely in equity
                                    securities). To do this, the Portfolio
                                    invests at least 80% of its net assets in equity and debt securities of domestic and foreign companies (including emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
  500 Index Trust                   Seeks to approximate the aggregate total
                                    return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500(R) index and securities that as a group will behave in a manner similar to the index.(4)

  American Fundamental Holdings
  Trust Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds Insurance
                                    Series: Bond Fund, Growth Fund,
                                    Growth-Income Fund, and International Fund.
                                    The Portfolio is permitted to invest in six other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of investments.

  American Global
  Diversification Trust             Seeks long term growth of capital. To do
                                    this, the Portfolio invests primarily in five funds of the American Funds Insurance
                                    Series: Bond Fund, Global Growth Fund,
                                    Global Small Capitalization Fund,
                                    High-Income Bond Fund, and New World Fund.
                                    The Portfolio is permitted to invest in five other funds of the American Funds Insurance
                                    Series as well as other funds, investment companies, and other types of investments.

  Core Allocation Trust             Seeks long term growth of capital. To do
                                    this, the Portfolio invests a substantial portion of its assets in the underlying
                                    Portfolio Core Allocation Plus Trust. The
                                    Portfolio is a fund-of-funds and is
                                    authorized to invest in other underlying
                                    Portfolios and investment companies.

  Core Balanced Trust               Seeks long term growth of capital. To do
                                    this, the Portfolio invests a substantial portion of its assets in the underlying
                                    Portfolio Balanced Trust. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

  Core Disciplined
  Diversification Trust             Seeks long term growth of capital. To do
                                    this, the Portfolio invests a substantial portion of its assets in the underlying
                                    Portfolio Disciplined Diversification Trust.
                                    The Portfolio is a fund-of-funds and is
                                    authorized to invest in other underlying
                                    Portfolios and investment companies.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
Core Fundamental Holdings Trust     Seeks long term growth of capital.
                                    To do this, the Portfolio invests a
                                    substantial portion of its assets in
                                    underlying Portfolios that are series of the American Funds Insurance Series:. The
                                    Portfolio is a fund-of-funds and is
                                    authorized to invest in other underlying
                                    Portfolios and investment companies.

  Core Global Diversification
  Trust Seeks long term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund-of-funds and is authorized to invest in other underlying Portfolios and investment companies.

  Core Strategy Trust
  (previously Index Allocation
  Trust) Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in underlying Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying Portfolios which invest primarily in fixed income securities.

  Franklin Templeton Founding
  Allocation Trust                  Seeks long-term growth of capital. To do
                                    this, the Portfolio invests primarily in three underlying Portfolios: Global Trust,
                                    Income Trust and Mutual Shares Trust. The
                                    Portfolio is a fund-of-funds and is also authorized to invest in other underlying
                                    Portfolios and investment companies.

  Lifestyle Aggressive Trust (5)    Seeks long-term growth of capital. Current
                                    income is not a consideration. The Portfolio operates as a fund-of-funds and normally invests approximately 100% of its assets in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

  Lifestyle Balanced Trust (5)      Seeks a balance between a high level of
                                    current income and growth of capital, with a greater emphasis on growth of capital. The
                                    Portfolio operates as a fund-of-funds and normally invests approximately 40% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 60% in underlying Portfolios which invest primarily in equity securities.
                                    The subadviser may change this allocation from time to time.

  Lifestyle Conservative Trust (5)  Seeks a high level of current income with some consideration given to growth of
                                    capital. The Portfolio operates as a
                                    fund-of-funds and normally invests
                                    approximately 80% of its assets in
                                    underlying Portfolios which invest primarily in fixed income securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities. The subadviser may change this allocation from time to time.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
  Lifestyle Growth Trust (5)        Seeks long-term growth of capital. Current
                                    income is also a consideration. The
                                    Portfolio operates as a fund-of-funds and normally invests approximately 20% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 80% in underlying Portfolios which invest primarily in equity securities.
                                    The subadviser may change this allocation from time to time.

  Lifestyle Moderate Trust (5)      Seeks a balance between a high level of
                                    current income and growth of capital, with a greater emphasis on income. The Portfolio operates as a fund-of-funds and normally invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed income securities, and approximately 40% in underlying Portfolios which invest primarily in equity securities.
                                    The subadviser may change this allocation from time to time.

  Mid Cap Index Trust               Seeks to approximate the aggregate total
                                    return of a mid cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(4) and securities that as a group behave in a manner similar to the index.

  Money Market Trust                Seeks to obtain maximum current income
                                    consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

                                    Note: The returns of a Money Market
                                    Subaccount in your Contract may become
                                    extremely low or possibly negative if the interest rates earned by the underlying Money Market Portfolio are not sufficient to offset Contract expense deductions.

  Pacific Rim Trust                 Seeks to achieve long-term growth of
                                    capital. To do this, the Portfolio invests at least 80% of its net assets in common stocks and equity-related securities of established, larger-capitalization non-U.S.
                                    companies located in the Pacific Rim region, including emerging markets that have attractive long-term prospects for growth of capital.

  Optimized All Cap Trust           Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity securities of large-, mid- and small-cap U.S. companies with strong industry position, leading market share, proven management and strong financials.

  Optimized Value Trust             Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 65% of its total assets in equity securities of U.S. companies with the potential for long-term growth of capital.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




 MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
  Small Cap Index Trust             Seeks to approximate the aggregate total
                                    return of a small cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Russell 2000(R)
                                    Index(6) and securities that will as a group behave in a manner similar to the index.

  Total Stock Market Index Trust    Seeks to approximate the aggregate total
                                    return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the Wilshire 5000(R)
                                    Total Market Index(7) and securities that as a group will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
  High Income Trust                 Seeks high current income; capital
                                    appreciation is a secondary goal. To do
                                    this, the Portfolio invests at least 80% of its net assets in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

  Strategic Income Trust            Seeks a high level of current income. To do
                                    this, the Portfolio invests at least 80% of its assets in the following types of securities: foreign government and corporate debt securities from developed and emerging markets, U.S. government and agency securities, and domestic high-yield bonds.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
  Global Bond Trust                 Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 80% of its net assets in fixed income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

  Real Return Bond Trust            Seeks maximum real return, consistent with
                                    preservation of real capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S.
                                    governments, their agencies or
                                    instrumentalities and corporations, which may be represented by forwards or derivatives.

  Total Return Trust                Seeks maximum total return, consistent with
                                    preservation of capital and prudent
                                    investment management. To do this, the
                                    Portfolio invests at least 65% of its total assets in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives.

RCM CAPITAL MANAGEMENT LLC
  Emerging Small Company Trust      Seeks long term capital appreciation. The
                                    Portfolio invests at least 80% of its net assets in securities of small cap companies.
                                    The subadviser seeks to create an investment portfolio of growth stocks across major industry groups.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




SSGA FUNDS MANAGEMENT, INC.
  International Equity Index
  Trust A Seeks to track the performance of a broad-based equity index of foreign companies primarily in developed countries and, to a lesser extent, in emerging markets. To do this, the Portfolio invests at least 80% of its assets in securities listed in the Morgan Stanley Capital International All Country World Excluding U.S. Index,(8) or American Depository Receipts or Global Depository Receipts representing such securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
  Science & Technology Trust        Seeks long-term growth of capital. Current
                                    income is incidental to the Portfolio's
                                    objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of companies expected to benefit from the development, advancement, and/or use of science and technology.

T. ROWE PRICE ASSOCIATES, INC.
  Blue Chip Growth Trust            Seeks to provide long-term growth of
                                    capital. Current income is a secondary
                                    objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well established in their industries.

  Capital Appreciation Value
  Trust Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in common stocks of established U.S. companies that have above-average potential for capital growth. Common stocks typically constitute at least 50% of the Portfolio's assets. The remaining assets are invested in other securities, including convertible securities, corporate and government debt, foreign securities, futures and options.

  Equity-Income Trust
  (successor to Classic Value
  Trust) Seeks to provide substantial dividend income and also long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.

  Health Sciences Trust             Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development, production, or distribution of products or services related to health care, medicine, or the life sciences.

  Mid Value Trust
  (successor to Mid Cap Value
  Trust) Seek long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.

  Small Company Value Trust
  (successor to Small Company
  Trust) Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies whose common stocks are believed to be undervalued.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



TEMPLETON GLOBAL ADVISORS LIMITED
  Global Trust                      Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.


TEMPLETON INVESTMENT COUNSEL, LLC
  International Value Trust (9)     Seeks long-term growth of capital. To do
                                    this, the Portfolio invests primarily in equity securities of companies located outside the U.S., including in emerging markets.

 UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
  Global Allocation Trust           Seeks total return, consisting of long-term
                                    capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S. based on prevailing market conditions.

  Large Cap Trust                   Seeks to maximize total return, consisting
                                    of capital appreciation and current income.
                                    To do this, the Portfolio invests at least
                                    80% of its net assets in equity securities of U.S. large capitalization companies whose estimated fundamental value is greater than its market value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT
INC.)
  Value Trust                       Seeks to realize an above-average total
                                    return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
  Core Allocation Plus Trust        Seeks to provide total return, consisting of
                                    long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers located within and outside the U.S.
                                    The Portfolio allocates its assets between fixed income securities and equity securities based upon the subadviser's targeted asset mix, which may change over time.

  Investment Quality Bond Trust     Seeks to provide a high level of current
                                    income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S.
                                    government bonds with intermediate to longer term maturities.

  Mid Cap Intersection Trust        Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

  Mid Cap Stock Trust               Seeks long-term growth of capital. To do
                                    this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

                            JOHN HANCOCK TRUST
 We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



 The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider
   (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").




 WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED
  Natural Resources Trust           Seeks long-term total return. To do this,
                                    the Portfolio invests at least 80% of its net assets in equity and equity-related securities of natural resource-related companies worldwide, including emerging markets.

  Small Cap Growth Trust
  (successor to Emerging
  Growth Trust and Small Cap
  Trust) Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

  Small Cap Value Trust             Seeks long-term capital appreciation. To do
                                    this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED
  Core Bond Trust                   Seeks total return consisting of income and
                                    capital appreciation. To do this, the
                                    Portfolio invests at least 80% of its net assets in a broad range of investment grade debt securities, including U.S. Government obligations, corporate bonds, mortgage- and other asset-backed securities and money market instruments.

  U.S. High Yield Bond Trust        Seeks total return with a high level of
                                    current income. To do this, the Portfolio invests at least 80% of its net assets in U.S. corporate debt securities that are below investment grade, including preferred and other convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY
  High Yield Trust(10)              Seeks to realize an above-average total
                                    return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. Government and foreign securities.

  Strategic Bond Trust(10)          Seeks a high level of total return
                                    consistent with preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities across a range of credit qualities and may invest a substantial portion of its assets in obligations rated below investment grade.

  U.S. Government Securities Trust  Seeks to obtain a high level of current income consistent with preservation of
                                    capital and maintenance of liquidity. To do this, the Portfolio invests at least 80% of its net assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.



                    BLACKROCK VARIABLE SERIES FUNDS, INC. (11)
    We show the Portfolio's manager in bold above the name of the Portfolio.




BLACKROCK ADVISORS, LLC



  BlackRock Basic Value V. I.
  Fund (12)                         The investment objective of the Portfolio is
                                    to seek capital appreciation and,
                                    secondarily, income.

                    BLACKROCK VARIABLE SERIES FUNDS, INC. 11
    We show the Portfolio's manager in bold above the name of the Portfolio.


  BlackRock Value Opportunities
  V. I. Fund (12)                   The investment objective of the Portfolio is
                                    to seek long-term growth of capital.


  BlackRock Global Allocation
  V. I. Fund (13)                   The investment objective of the Portfolio is
                                    to seek high total investment return.




                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY
PIMCO VIT All Asset Portfolio       Seeks maximum real return consistent with
                                    preservation of real capital and prudent investment management. The portfolio is a fund-of-funds and normally invests substantially all its assets in
                                    Institutional Class shares of the underlying
                                    PIMCO portfolios.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managED, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.



(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.



(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.



(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.



(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.



(11)  Not available to Contracts issued on or after January 28, 2002.



(12) The Portfolio is subadvised by BlackRock Investment Management, LLC, an affiliate, under an agreement with BlackRock Advisors, LLC.



(13) The Portfolio is subadvised by BlackRock International Limited, an affiliate, under an agreement with BlackRock Advisors, LLC.

VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract


ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.




Eligibility Restrictions



SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").




We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.



For more information regarding Contracts issued for use in Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional guaranteed minimum withdrawal benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an guaranteed minimum withdrawal benefit Rider to subsequently elect any guaranteed minimum withdrawal benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what optional benefits would have been available).



We will continue to establish Beneficiary IRAs that do not have any guaranteed minimum withdrawal benefit Riders and we will continue to support existing Beneficiary IRAs that already include guaranteed minimum withdrawal benefit Riders.


ELIGIBLE GROUPS

John Hancock USA has issued Group Contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of Additional Purchase Payments.

Purchase Payments

You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement (only available in New York), the minimum initial Purchase Payment was $10,000.

Additional Purchase Payments must be at least $30, unless you purchased a VEN 1 Contract. In that case, Additional Purchase Payments must be $25 for a VEN 1 Qualified Contract and $300 for a VEN 1 Nonqualified Contract. Purchase Payments may be made at any time and must be in U.S. dollars.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a guaranteed minimum withdrawal benefit Rider. See "Purchase Payments" in Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in
Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

      - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

      - You purchased a Contract that will be used within our Individual 401(k) Program;

      - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or


      - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any TWO consecutive Contract Years (THREE in New York) in which no Purchase Payments have been made, if both:


      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.



As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section, below).

The optional Payment Enhancement Rider was only available in New York.

Payment Enhancement


The optional Payment Enhancement Rider was not available for John Hancock New York Contracts issued prior to January 1, 2001 or on or after November 12, 2007 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected, it is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.


If you elected the Payment Enhancement Rider, we add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, or between October 16, 2006 and April 30, 2007, the Payment Enhancement was 5%. The Payment Enhancement is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercised your right to return your Contract during the "ten day right to review period," John Hancock New York would have reduced the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bore the risk that if the market value of the Payment Enhancement had declined, we would still have recovered the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement would not have been deducted from the amount paid to you. If a Contract was issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York would have returned the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement as opposed to a Contract without a Payment Enhancement. For example, the higher charges for a Contract with a Payment Enhancement may over time exceed the amount of the Payment Enhancement and any earnings thereon. Before making Additional Purchase Payments, you and your registered representative should consider:

      -     The length of time that you plan to own your Contract;

      -     The frequency, amount and timing of any partial surrenders; and

      -     The amount and frequency of your Purchase Payments.

Choosing the Payment Enhancement is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments AND you intend to hold your Contract for more than 11 years.

We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether Additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Code. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B: "Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT. If you elected the Payment Enhancement Rider, the Separate Account Annual Expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement is elected is 8% (as opposed to 6% with no Payment Enhancement) and the withdrawal charge period is 8 years if the Payment Enhancement is elected (as opposed to 7 years with no Payment Enhancement).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we NEXT compute after a purchase transaction is complete.


We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We deduct accumulation units based on the value of an accumulation unit we NEXT compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an investment account in accumulation units, which vary in value with the performance of the underlying portfolio.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction ONLY IF:


      - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or



      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


NET INVESTMENT FACTOR


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:



Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.


Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of contract value among variable investment options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

ADDITIONAL TRANSFER REQUIREMENTS FOR VEN 1 AND VEN 3 CONTRACTS. We impose additional requirements under VEN 1 and VEN 3 Contracts. Under these Contracts, Owners may transfer all or part of their Contract Value to a Fixed Annuity Contract issued by us at any time. In such case, we will waive any withdrawal charge that would otherwise be applicable under the terms of the Contract. Similarly, we will permit holders of such fixed Contracts to transfer certain Contract Values to the Separate Account. In such case, the Contract Values transferred will be attributable to certain Purchase Payments made under the fixed Contract. For purposes of calculating the withdrawal charge under the Contract, the Contract Date will be deemed to be the date of the earliest Purchase Payment transferred from the fixed Contract and the date of other Purchase Payments transferred will be deemed to be the dates actually made under the fixed Contract. A transfer of all or a part of the Contract Value from one Contract to another may be treated as a distribution of all or a part of the Contract Value for Federal tax purposes.

Under the VEN 1 Contract, a Contract Owner may transfer prior to the Maturity Date amounts among Investment Accounts of the Contract without charge, but such transfers cannot be made on more than two occasions in any Contract Year. After annuity payments have been made for at least 12 months under a VEN 1 Contract, all or a portion of the assets held in a Subaccount with respect to the Contract may be transferred by the Annuitant to one or more other Subaccounts. Such transfers can be made only once each 12 months upon notice to us at least 30 days before the due date of the first annuity payment to which the change will apply.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider, see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

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

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We automatically permit you to request transfers and withdrawals by telephone. We also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


We make available Dollar Cost Averaging and Asset Rebalancing programs.


Special Transfer Services - Dollar Cost Averaging Program



We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Fund(s)"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.



From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.


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


The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.


Special Transfer Services -Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


Secure Principal Program


Contracts issued prior to December 30, 2002 by John Hancock USA and Contracts issued prior to March 24, 2003 by John Hancock New York had the option to participate in our Secure Principal Program. Under the Secure Principal Program the initial Purchase Payment was split between a 7 year Fixed Investment Option and Variable Investment Options. We guarantee that percentage of the initial Purchase Payment you allocated to your 7 year Fixed Investment Option will grow to an amount at least equal to your total initial Purchase Payment at the end of the guaranteed period. The balance of the initial Purchase Payment was allocated among the Investment Options indicated on the Contract specifications page. You may obtain full information concerning the program and its restrictions from your registered representative or the Annuities Service Center.



You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.

When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options."

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


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit or a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in a Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional GMWB Rider, your guarantee may be Reset (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see VII: "Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).



Signature Guarantee Requirements for Surrenders and Partial Withdrawal (not applicable to Contracts issued in New Jersey)



We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:



      - you are requesting that we mail the amount withdrawn to an alternate address; or



      - you have changed your address within 30 days of the withdrawal request; or



      - you are requesting a withdrawal in the amount of $250,000 or greater.



We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.



You may make systematic "Income Plan" withdrawals.


Special Withdrawal Services - the Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.



Special Withdrawal Services - the Income Made Easy Program



Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page 45 for more information.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life PLUS Automatic Annual Step-Up, Principal Plus for Life PLUS Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, we distribute death benefits that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus generally provide for distribution of death benefits if the Owner dies before the Annuity Commencement Date.

We use the term OWNER-DRIVEN when we describe death benefits under some versions of the Contracts (VEN 24, VEN 22 and VEN 20), where we determine a death benefit upon the death of the Owner during the Accumulation Period. Under these versions, we do not pay a death benefit upon the death of an Annuitant before the Maturity Date, unless:

      -     You, the Owner, are the Annuitant, or

      - We issued your Contract to an Owner that is not an individual (for example the Owner is a trust) and we deem the Annuitant to be the Owner for purposes of determining the death benefit.

We use the term ANNUITANT-DRIVEN when we describe death benefits under other versions of the Contracts (VEN 9, VEN 8, VEN 7, VEN 3 and VEN 1), where we determine a death benefit on the Annuitant's death, instead of the Owner's death, if the Annuitant predeceases the Owner during the Accumulation Period. Even under Annuitant-driven Contracts, however, we will make a distribution of Contract Value if you are the Owner, but not the Annuitant, and you predecease the Annuitant during the Accumulation Period. For purposes of determining the amount of any death benefits, we treat the Annuitant as an Owner under Nonqualified Contracts where the Owner is not an individual (for example, the Owner is a corporation or a trust). We treat a change in the Annuitant or any co-Annuitant under this type of Annuitant-driven Contract as the death of the Owner and distribute contract value. In cases where a change in the Annuitant (or co-Annuitant) results in a distribution, we will reduce the amount by charges which would otherwise apply upon withdrawal. If a Nonqualified Contract has both an individual and a non-individual Owner, we will determine death benefits as provided in the Contract upon the death of the Annuitant or any individual Owner, whichever occurs earlier.

The death benefit under Owner-driven and Annuitant-driven Contracts is the greater of:

      -     the Contract Value; or

      -     the respective minimum death benefit described below.

The minimum death benefits provided under both Owner-driven and Annuitant-driven Contracts differ, depending on when you purchased a Contract, our maximum limits on death benefits at that time, the jurisdiction in which we issued a Contract, and the age of the oldest Owner (or Annuitant) on the date of issue. In addition, you may have purchased a Contract with an optional benefit Rider that will enhance the amount of death benefit.

You should read your Contract carefully to determine the minimum death benefit under your Contract and any enhanced death benefit payable during the Accumulation period.

We decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We increase the death benefit by any optional enhanced death benefits that you may have purchased.

Minimum Death Benefit - Owner-driven Contracts. We describe principal features of the applicable minimum death benefit on Owner-driven Contracts in the text below each of the following tables.

          CONTRACT VERSION        AVAILABILITY (1)       DEATH BENEFIT BASED ON
           VENTURE(R) 2006      May 2006- present             Oldest Owner

(1)   Subject to availability in each state.

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


Minimum Death Benefit Limits: Adjustment for Partial Withdrawals. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals. We reduce the minimum death benefit proportionally in connection with partial withdrawals.

       CONTRACT VERSION           AVAILABILITY(1)        DEATH BENEFIT BASED ON
          Ven 20, 22           May 1998 - May 2006            Oldest Owner
       Ven 24 (NY Only)   May, 1999 - May 2006 (NY Only)      Oldest Owner

(1)   Subject to availability in each state.

Minimum Death Benefit Limits: Adjustment for Partial Withdrawals. We limit the minimum death benefit on this type of VEN 20 AND VEN 22 Contract to $10 million, except for (a) Contracts issued in HI, MA, MN, NY & VT; (b) Contracts issued prior to July 25, 2003 in Illinois and Pennsylvania; and (c) Contracts issued prior to June 2, 2003 in all other states. We will also reduce the minimum death benefit proportionally in connection with partial withdrawals. For Contracts issued prior to January 1, 2003, however, the amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal.

Principal Features - Oldest Owner Less Than Age 81 At Issue. During the first Contract Year, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

The minimum death benefit during any Contract Year after the first Contract Year equals the greater of (i) or (ii), where:

      (i) equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals; and

      (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81. "Anniversary Value" is the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

Principal Features - Oldest Owner Age 81 or More At Issue. The minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

       CONTRACT VERSION              AVAILABILITY        DEATH BENEFIT BASED ON
         Ven 20, 22               May 1994 - May 1998        Oldest Owner

Principal Features. Oldest Owner less than 81 at issue and Owner dies prior to his or her 85th birthday. During the first Contract Year, the minimum death benefit on this type of Ven 20 and Ven 22 Contract is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

During any subsequent Contract Year, the minimum death benefit is the death benefit on the last day of the previous Contract Year, plus any Purchase Payments made and less any amounts deducted in connection with partial withdrawals since then. If any Owner dies after his or her 85th birthday, however, the minimum death benefit is the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

Principal Features. OLDEST OWNER AGE 81 OR MORE AT ISSUE. The minimum death benefit will be the Contract Value less any applicable withdrawal charge at the time of payment of benefits. For Contracts issued on or after October 1, 1997, we will waive any withdrawal charges applied against the death benefit.

The amount deducted in connection with partial withdrawals will be the dollar amount of the partial withdrawal. Withdrawal charges are not applied on payment of the death benefit (whether taken through a partial or total withdrawal or applied under an Annuity Option).


Limited Availability. We issued this version of the VEN 20, and VEN 22 Contracts in Puerto Rico and during the dates shown below:


      FROM AUGUST 15 , 1994 TO:     IN THE STATES OF:
      May 1, 1998                   Alaska, Alabama, Arizona, Arkansas,
                                    California,  Colorado,  Delaware, Georgia,
                                    Hawaii, Idaho, Illinois, Indiana, Iowa,
                                    Kansas, Kentucky,  Louisiana,  Maine,
                                    Michigan,  Mississippi,  Missouri,
                                    Nebraska, Nevada, New Jersey, New Mexico,
                                    North Carolina, North Dakota, Ohio,
                                    Oklahoma,  Pennsylvania,  Rhode Island,
                                    South Carolina, South Dakota, Tennessee,
                                    Utah, Vermont, Virginia, West Virginia,
                                    Wisconsin, Wyoming

      June 1, 1998                  Connecticut

      July 1, 1998                  Minnesota, Montana, District of Columbia

      October 1, 1998               Texas

      February 1, 1999              Massachusetts

      March 15, 1999                Florida, Maryland, Oregon

      November 1, 1999              Washington


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MINIMUM DEATH BENEFIT - ANNUITANT-DRIVEN CONTRACTS. We describe principal features of the applicable minimum death benefit on Annuitant-driven Contracts in the following sub-sections and in the text below each of the following tables.

Death of Annuitant who is not the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary upon the death of the Annuitant if the Owner is not the Annuitant and the Annuitant dies before the Owner and before the Annuity Commencement Date. If there is more than one such Annuitant, the minimum death benefit will be paid on the death of the last surviving co-Annuitant, if any, if death occurs before the Owner's death and before the Annuity Commencement Date. The death benefit will be paid either as a lump sum or in accordance with any of the distribution options available under the Contract. VEN 7, VEN 8 and VEN 9: An election to receive the death benefit under an Annuity Option must be made within 60 days after the date on which the death benefit first becomes payable. VEN 7, VEN 8 and VEN 9: Rather than receiving the minimum death benefit, the Beneficiary may elect to continue the Contract as the new Owner. (In general, a Beneficiary who makes such an election will nonetheless be treated for federal income tax purposes as if he or she had received the minimum death benefit).

Death of Annuitant Who is the Owner. We will pay the applicable minimum death benefit, less any Debt, to the Beneficiary if the Owner is the Annuitant, dies before the Annuity Commencement Date and is not survived by a co-Annuitant. VEN 7, VEN 8 and VEN 9: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner (the person, persons or entity to become the Owner) instead of the Beneficiary. VEN 3: If the Contract is a Nonqualified Contract, and a co-Annuitant survives the Owner, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: The Contract does not provide for co-Annuitants or successor Owners.

Death of Owner who is not the Annuitant. VEN 7, VEN 8 and VEN 9: If the Owner is not the Annuitant and dies before the Annuity Commencement Date and before the Annuitant, the successor Owner will become the Owner of the Contract. If the Contract is a Nonqualified Contract, we will distribute an amount equal to the amount payable upon total withdrawal, without reduction for any withdrawal charge, to the successor Owner. If a Nonqualified Contract has more than one individual Owner, the distribution will be made to the remaining individual Owner(s) instead of a successor Owner. VEN 3: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the successor Owner or to the Contract Owner's estate. VEN 1: If the Contract is a Nonqualified Contract, instead of a minimum death benefit, we will distribute an amount equal to the amount payable on total withdrawal without reduction for any withdrawal charge to the Contract Owner's estate.

CONTRACT VERSION                  AVAILABILITY           DEATH BENEFIT BASED ON
     Ven 7                 August 1989 - April 1999           Any Annuitant
     Ven 8              September 1992 - February 1999        Any Annuitant
 Ven 9 (NY Only)        March 1992 - May 1999 (NY Only)       Any Annuitant

Principal Features of Minimum Death Benefit. During the first six Contract Years, the minimum death benefit on VEN 7, VEN 8 and VEN 9 Contract equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent six Contract Year period, the minimum death benefit is the death benefit as of the last day of the previous six Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then.

If death occurs after the first of the month following the decedent's 85th birthday, the minimum death benefit will be the Contract Value on the date due proof of death and all required claim forms are received at the applicable Annuities Service Center.

CONTRACT VERSION                  AVAILABILITY           DEATH BENEFIT BASED ON
     Ven 3                November 1986 - October 1993       Any Annuitant
     Ven 1                   June 1985 - June 1987           Any Annuitant

Principal Features of Minimum Death Benefit. During the first five Contract Years, the minimum death benefit on VEN 3 and VEN 1 Contracts equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

During any subsequent five Contract Year period:

      - For VEN 3, the minimum death benefit is the death benefit as of the last day of the previous five Contract Year period plus any Purchase Payments made and less any amount deducted in connection with partial withdrawals since then;

      - For VEN 1, the minimum death benefit equals the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

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DETERMINATION OF DEATH BENEFIT. We determine the death benefit for both
Owner-driven and Annuitant-driven Contracts on the date we receive written notice and "proof of death," as well as all required claims forms from all Beneficiaries, at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at the applicable Annuities Service Center:

      -     a certified copy of a death certificate; or

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, I.E., "NONQUALIFIED CONTRACTS." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

Except as otherwise stated above for certain Annuitant-driven Contracts, we will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.


If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following and as may be stated otherwise for certain Annuitant-driven Contracts:

      -     The Beneficiary will become the Owner.

      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

      -     No Additional Purchase Payments may be made.

      -     Withdrawal charges will be waived for all future distributions.


      - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



      - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an


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            annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits

Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:


ANNUAL STEP-UP DEATH BENEFIT. Under the Annual Step-Up Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step-Up Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.


GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001 and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.

TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.




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PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.



Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, E.G., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters.")


A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.

When John Hancock USA issues a Contract outside New York:

      - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary (6th Contract Anniversary for Ven 7 and Ven 8 Contracts), and

      - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following the 90th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

      - you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

      -     we may not change the Annuity Option or the form of settlement; and

      -     your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

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
ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit ("GMWB") Riders (i.e., an Income Plus For Life Series, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a GMWB Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life Series Riders. For each of the Income Plus For Life - Joint Life Riders, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a


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lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


            - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


            - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with one of the Income Plus For Life - Joint Life Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



            - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


            - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


            - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract, or


            - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

            - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

            - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.

GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:

            - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and

            - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.


This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be


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rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.) We determine the annual amount of Fixed Annuity payments under this option as the greater of:


            - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or


            - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

            - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

            - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

            - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x {1 - ((B / C) / D)}, where:

            (A) equals the number of Annuity Units used to determine future payments before the commutation;

            (B) equals the dollar amount requested to be paid out as part of the commutation;

            (C) equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

            (D) equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a GMWB Rider once annuity payments begin under an Annuity Option.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

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Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, with Contracts issued to residents of Massachusetts on or after January 1, 2009, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 41). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.


Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. (For VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts, the assumed interest is 4%.) The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

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We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional GMWB Rider and the last surviving Covered Person dies. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


      No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" for additional information.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money Market Investment Option, we will pay you the greater of (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.

In the case of Nonqualified Contracts, ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or

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an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual Contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification. (The VEN 8 Contract does not include "free withdrawal percentage" among Contract terms we are authorized to change on 60 days notice to the group holder.)


All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a Contract's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Nonqualified Contracts, ownership of the Contract may be changed at any time. In the case of Nonqualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.


ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

VEN 20, VEN 22, VEN 24, AND VENTURE(R) 2006 CONTRACTS. Under these Contacts, the Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before

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the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

VEN 1, VEN 3, VEN 7, VEN 8 AND VEN 9 CONTRACTS. Under these Contracts, the Beneficiary is initially designated in the application. You may change the Beneficiary during the lifetime of the Annuitant subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. Prior to the Maturity Date, if no Beneficiary survives the Annuitant, the Contract Owner or the Contract Owner's estate will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. In the case of certain Qualified Contracts, regulations promulgated by the Treasury Department prescribe certain limitations on the designation of a Beneficiary.


Spouse



FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the Federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).



STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification


We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.


Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

When you purchased the Contract, certain Fixed Investment Options may have been available to you as detailed below.

John Hancock USA Contracts:

            - FIXED INVESTMENT OPTIONS UNDER VEN 7 AND VEN 8 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue. As of October 7, 2002, new Purchase Payments may not be allocated to the 1 and 3 year Fixed Investment Options and as of December 30, 2002, new Purchase Payments may not be allocated to the

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                  6 year Fixed Investment Option.

            - FIXED INVESTMENT OPTIONS UNDER VEN 20 AND VEN 22 CONTRACTS. For these Contracts, 1 and 3 year Fixed Investment Options were available for Contracts issued prior to October 7, 2002. New Purchase Payments under these Contracts may not be allocated to the 1 or 3 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after October 7, 2002, Purchase Payments and transfers to the 1 and 3 year Fixed Investment Options are not allowed.

                  In addition 5 and 7 year Fixed Investment Options were available for Contracts issued prior to December 30, 2002. New Purchase Payments under these Contracts may not be allocated to the 5 or 7 year Fixed Investment Options but transfers from the Variable Investment Options will be permitted. For Contracts issued on and after December 2002, Purchase Payments and transfers to the 5 and 7 year Fixed Investment Options are not allowed.

            - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

            - NO FIXED INVESTMENT OPTIONS FOR VEN 1 AND VEN 3 CONTRACTS. These Contracts do not provide for a fixed-dollar accumulation prior to the Maturity Date. You should disregard the description in this Prospectus of the Fixed Investment Options, Loans and the transfer and Dollar Cost Averaging provisions, to the extent that they relate to the Fixed Investment Options.

John Hancock New York Contracts:

            - FIXED INVESTMENT OPTIONS UNDER VEN 9 CONTRACTS. For these Contracts, 1, 3 and 6 year Fixed Investment Options may have been available at issue.

            - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VEN 24). For these Contracts, 1, 3, 5 and 7 year Fixed Investment Options may have been available at issue. If you purchased your Contract on or after March 24, 2003, you may not make Purchase Payments or transfers to the Fixed Investment Options. However, if you purchased your Contract prior to March 24, 2003 and elected any of the available Fixed Investment Options, you may be able to make Purchase Payments and transfer money from the Variable Investment Options to the Fixed Investment Options available under your Contract.

            - FIXED INVESTMENT OPTIONS UNDER VENTURE(R) CONTRACTS (VENTURE(R) 2006). Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

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RENEWALS. At the end of a guarantee period, you may establish a new Investment
Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period. If you do not specify a renewal option, we will select the one-year Fixed Investment Option.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from a Fixed Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The charge compensates us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth in your Contract. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group Contracts, we reserve the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

For most Venture(R) Contracts, the adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:

            A =   The guaranteed interest rate on the Investment Account.

            B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.

            C = The number of complete months remaining to the end of the guarantee period.

For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

For VEN 7, VEN 8 and VEN 9 Contracts, however, the maximum difference between "B" and "A" will be 3%. The adjustment factor will never be greater than 2 x (A-4%) and never less than zero. ("A" is the guaranteed interest rate on the Investment Account. "B" is the guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn).

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Options in the following situations:

            - death of the Owner (death of Annuitant under Ven 7, Ven 8 and Ven 9 Contracts);

            -     amounts withdrawn to pay fees or charges;

            - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

            - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period (applicable only to 3- and 6-year Fixed Investment Options for Ven 7, Ven 8 and Ven 9 Contracts);

            - amounts withdrawn from a one-year Fixed Investment Account (not applicable under Ven 7, Ven 8 and Ven 9 Contracts); and

            - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:

            - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

            - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

            - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.

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


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals" above.


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."

LOANS. We offer a loan privilege only to Owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) Qualified Plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (See "VII. Federal Tax Matters.") The market value charge described above may apply to amounts transferred from the Fixed Investment Accounts to the Loan Account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE IS NOT AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, please see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits," and Appendix E: "Optional Guaranteed Minimum Income Benefits."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) Payment Enhancements and any earnings attributable to Payment Enhancements (iii) certain other "free withdrawal amounts," described below or (iv) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

            - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

            - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." Withdrawals from the fixed account Investment Options may be subject to a market value charge in addition to the withdrawal charge. In the case of group annuity Contracts, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.

VEN 1 WITHDRAWAL CHARGE. The withdrawal charge ("surrender charge") assessed under the VEN 1 Contract is 5% of the lesser of (1) the amount surrendered or
(2) the total of all Purchase Payments made within the sixty months immediately preceding the date of surrender. The charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete surrender when it is deducted from the amount otherwise payable. After the first Contract Year, no withdrawal charge will be made on that part of the first surrender in any Contract Year which does not exceed 10% of the Contract Value computed as of the date of such surrender. The right to surrender up to 10% of the Contract Value free of any withdrawal charge does not apply to Qualified Contracts issued as tax-sheltered annuities under Section 403(b) of the Internal Revenue Code. There is no withdrawal charge on distributions made as a result of the death of the Annuitant or Contract Owner. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 3 WITHDRAWAL CHARGE. The withdrawal charge assessed under the VEN 3 Contract is 5%. The free withdrawal amount in any Contract Year is the greater of: (1) 10% of the Contract Value at the beginning of the Contract Year, or (2) 10% of the total Purchase Payments made in the current Contract Year and the proceeding 4 Contract Years plus the amount of all unliquidated Purchase Payments made 5 or more Contract Years prior to the current Contract Year. Therefore, no withdrawal charge will apply to any Purchase Payment that has been in the Contract for at least 5 years. After all Purchase Payments have been liquidated, any remaining Contract Value (accumulated earnings) may be withdrawn free of charge. Under no circumstances will the total of all withdrawal charges exceed 5% of total Purchase Payments. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 7, VEN 8 AND VEN 9 WITHDRAWAL CHARGE. In no event will the total withdrawal charges exceed 6% of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) the excess of the Contract Value on the date of the withdrawal over the unliquidated Purchase Payments (the accumulated earnings on the Contract) or (2) 10% of the total Purchase Payments less any prior partial withdrawals in that Contract Year. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the Fee Table.

VEN 20, 22, 24 WITHDRAWAL CHARGE. We do not impose a withdrawal charge on amounts allocated to a free withdrawal amount and, in no event will the total withdrawal charges exceed 6% (8% if you elected the Payment Enhancement Rider in New York) of the total Purchase Payments. In any Contract Year, the free withdrawal amount for that year is the greater of: (1) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year), and (2) the accumulated earnings of the Contract. For these purposes, "accumulated earnings" means the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments. Upon a full surrender of a Venture(R) Contract issued on and after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge. Upon full surrender of a John Hancock USA Contract issued before April 1, 2003, and for all John Hancock New York Contracts, we will liquidate the excess of the Contract Value over the free withdrawal amount, if lower.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.


             JOHN HANCOCK USA CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                   VEN 20            VEN 7    VEN 1
                   VEN 22            VEN 8    VEN 3
               VENTURE(R) 2006
First Year           6%               6%       5%
Second Year          6%               6%       5%
Third Year           5%               5%       5%
Fourth Year          5%               4%       5%
Fifth Year           4%               3%       5%
Sixth Year           3%               2%       0%
Seventh Year         2%               0%       0%
Thereafter           0%               0%       0%

          JOHN HANCOCK NEW YORK CONTRACTS - MAXIMUM WITHDRAWAL CHARGES
                           (as % of Purchase Payments)

                  VEN 24            VEN 24         VEN 9
              VENTURE(R) 2006  VENTURE(R) 2006
               (With Payment   (Without Payment
               Enhancement)      Enhancement)
First Year          8%                6%            6%
Second Year         8%                6%            6%
Third Year          7%                5%            5%
Fourth Year         7%                5%            4%
Fifth Year          5%                4%            3%
Sixth Year          4%                3%            2%
Seventh Year        3%                2%            0%
Eighth Year         1%                0%            0%
Thereafter          0%                0%            0%


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

            - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person);

            -     the confinement began at least one year after the Contract
                  Date;

            -     confinement was prescribed by a "Physician";

            - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

            - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitants(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").


There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ANNUAL CONTRACT FEE


We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. (There is no provision for waiver under VEN 1, VEN 3, VEN 7, VEN 8 and VEN 9 Contracts.) During the Accumulation Period, this Contract fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Subaccount a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees. (We do not separately identify a daily administration fee for VEN 1 Contracts.)

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 46). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis for all Contracts except VEN 1 and VENTURE(R) 2006 Contracts, 1.30% for VEN 1 Contracts, and 1.00% for the first 7 Contract Years (8 Contract Years if you elect the Payment Enhancement Rider) and 0.85% thereafter for VENTURE(R) 2006 Contracts. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group Contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

            - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

            - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

            - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

            - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

            - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

            - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group Contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


      We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



      In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



                              PREMIUM TAX RATE(1)
STATE OR                QUALIFIED           NONQUALIFIED
TERRITORY               CONTRACTS            CONTRACTS
CA                        0.50%                 2.35%
GUAM                      4.00%                 4.00%
ME(2)                     0.00%                 2.00%
NV                        0.00%                 3.50%
PR                        1.00%                 1.00%
SD(2)                     0.00%                 1.25%(3)
TX(4)                     0.04%                 0.04%
WV                        1.00%                 1.00%
WY                        0.00%                 1.00%



(1)   Based on the state of residence at the time the tax is assessed.

(2)   We pay premium tax upon receipt of Purchase Payment.

(3)   0.80% on Purchase Payments in excess of $500,000.


(4)   Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.


OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state and local taxes.)


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.



When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional GMWB Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.



Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversation to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.



You should consult a tax advisor for information on any optional benefit Rider.


CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NONQUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains


Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.


However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.


In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)



Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."


Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.

When you take a partial withdrawal from a Contract before the Annuity

Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

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Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

            - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

            - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

            - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

            - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

            - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

            - received on or after the date on which the Contract Owner reaches age 59-1/2;

            - attributable to the Contract Owner becoming disabled (as defined in the tax law);

            - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

            - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

            -     made under a single-premium immediate annuity contract; or

            - made with respect to certain annuities issued in connection with structured settlement agreements.


Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings

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that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may or may not exceed your investment in the Contract. Any excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.)



If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange.



You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.


QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan, including IRAs)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts intended for use under retirement plans qualified under section 403(b) of the Code, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. Both the amount of the contribution that


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may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Required Minimum Distributions



Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.



TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).



Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.



In the case of an individual who attains age 70-1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.



If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.



The Act does not change:



      - the requirement for an individual who attains age 70-1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and



      -     any RMD for calendar years after 2009.



In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.



Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.



You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.

Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.



Please consult your tax advisor to determine how the Act affects your RMDs.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

            - received on or after the date on which the Contract Owner reaches age 59-1/2;

            - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

            - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

Rollovers and Transfers

If permitted under your plan, you may take a distribution:

            - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

            - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

            - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

            - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans;


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) of Section 403(b) of the Code.


In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.

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Withholding on Rollover Distributions

Eligible rollover distributions from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under
Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.


Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.


We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.

Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

            -     you have adjusted gross income over $100,000; or

            -     you are a married tax payer filing a separate return.


These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory withholding, even if the distribution is includable in gross income. If you do instruct us to withhold taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.



Section 403(b) Qualified Plans



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a

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written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under
Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a GMWB Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR


The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES


We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.





DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").

We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. also is an affiliated broker-dealer.

JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation


In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, selling broker-dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as my be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

Contracts Sold Directly Without Payment of Any Sales Compensation

The Contract may have been sold directly to certain individuals under various circumstances that did not involve payment of any sales compensation to a registered representative. For such Contracts we waive withdrawal charges on full and partial surrenders of the Contract. The following classes of individuals are eligible for this waiver:

            - officers, directors, trustees or employees (or a relative thereof) of John Hancock USA, Manulife, the John Hancock Trust or any of their affiliates; and

            - employees and registered representatives (and their immediate families) of registered broker-dealers (or their financial institutions) that: (1) have a sales agreements with John Hancock USA and its principal underwriter, JH Distributors, to sell the Contracts and (2) have approved the payment of the credit to their employees and registered representatives.

CONFIRMATION STATEMENTS

We send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time, we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.


STATEMENTS OF ADDITIONAL INFORMATION



We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.



JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents



General Information and History ................................................      1
Accumulation Unit Value Tables .................................................      1
Services .......................................................................      1
 Independent Registered Public Accounting Firm .................................      1
 Servicing Agent ...............................................................      1
 Principal Underwriter .........................................................      1
 Special Compensation and Reimbursement Arrangements ...........................      2
State Variations Regarding Recognition of Same-Sex Couples .....................      5
Qualified Plan Types ...........................................................      6
Legal and Regulatory Matters....................................................     10
Appendix A: Audited Financial Statements .......................................    A-1



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents



General Information and History ................................................      1
Accumulation Unit Value Tables..................................................      1
Services........................................................................      1
 Independent Registered Public Accounting Firm .................................      1
 Servicing Agent ...............................................................      1
 Principal Underwriter .........................................................      1
 Special Compensation and Reimbursement Arrangements ...........................      2
State Variations Regarding Recognition of Same-Sex Couples......................      5
Qualified Plan Types ...........................................................      6
Legal and Regulatory Matters....................................................     10
Appendix A: Audited Financial Statements........................................    A-1



Financial Statements



The Statements of Additional Information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge
               (for Ven 20, 22, 24, and Venture(R) 2006 Contracts)


The following examples do not illustrate withdrawal charges applicable to VEN 7, VEN 8, VEN 9, VEN 3 or VEN 1 Contracts. The length and duration of these withdrawal charges for these versions of the Contract differs as shown in the Fee Tables.

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values. During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

                                                                                   WITHDRAWAL CHARGE
CONTRACT          HYPOTHETICAL      FREE WITHDRAWAL       PAYMENTS             ------------------------
  YEAR           CONTRACT VALUE         AMOUNT           LIQUIDATED            PERCENT           AMOUNT
--------         --------------     ---------------      ----------            -------           ------
   2                 $55,000          $5,000 (1)         $50,000                 6%              $3,000
   4                  50,500           5,000 (2)          45,500                 5%               2,275
   6                  60,000          10,000 (3)          50,000                 3%               1,500
   7                  35,000           5,000 (4)          45,000 (4)             2%                 900
   8                  70,000          20,000 (5)          50,000                 0%                   0

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100%of all prior withdrawals in that Contract Year.

                                                                                     WITHDRAWAL CHARGE
 HYPOTHETICAL      PARTIAL WITHDRAWAL    FREE WITHDRAWAL       PAYMENTS           -------------------------
CONTRACT VALUE          REQUESTED            AMOUNT           LIQUIDATED          PERCENT            AMOUNT
--------------     ------------------    ---------------      ----------          -------            ------
    65,000                2,000             15,000 (1)               0               5%                 0
    49,000                5,000              3,000 (2)           2,000               5%               100
    52,000                7,000              4,000 (3)           3,000               5%               150
    44,000                8,000                  0 (4)           8,000               5%               400

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000 - 0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types



       PLAN TYPE

    TRADITIONAL IRAS          Section 408 of the Code permits eligible
                              individuals to contribute to an individual
                              retirement program known as an Individual
                              Retirement Annuity or IRA (sometimes referred to
                              as a traditional IRA to distinguish it from the
                              Roth IRA discussed below). IRAs are subject to
                              limits on the amounts that may be contributed and
                              deducted, the persons who may be eligible and the
                              time when distributions may commence. Also,
                              distributions from certain other types of
                              qualified retirement plans may be rolled over on a
                              tax-deferred basis into an IRA. The Contract may
                              not, however, be used in connection with an
                              Education IRA under Section 530 of the Code. In
                              general, unless you have made non-deductible
                              contributions to your IRA, all amounts paid out
                              from a traditional IRA contract (in the form of an
                              annuity, a single sum, death benefits or partial
                              withdrawal), are taxable to the payee as ordinary
                              income.

       ROTH IRAS              Section 408A of the Code permits eligible
                              individuals to contribute to a type of IRA known
                              as a Roth IRA. Roth IRAs are generally subject to
                              the same rules as non-Roth IRAs, but they differ
                              in certain significant respects. Among the
                              differences are that contributions to a Roth IRA
                              are not deductible and qualified distributions
                              from a Roth IRA are excluded from income

    SIMPLE IRA PLANS          In general, under Section 408(p) of the Code a
                              small business employer may establish a SIMPLE IRA
                              retirement plan if the employer employed no more
                              than 100 employees earning at least $5,000 during
                              the preceding year. Under a SIMPLE IRA plan both
                              employees and the employer make deductible
                              contributions. SIMPLE IRAs are subject to various
                              requirements, including limits on the amounts that
                              may be contributed, the persons who may be
                              eligible, and the time when distributions may
                              commence. The requirements for minimum
                              distributions from a SIMPLE IRA retirement plan
                              are generally the same as those discussed above
                              for distributions from a traditional IRA. The
                              rules on taxation of distributions are also
                              similar to those that apply to a traditional IRA
                              with a few exceptions.

   SIMPLIFIED EMPLOYEE        Section 408(k) of the Code allows employers to
  PENSIONS (SEP - IRAS)       establish simplified employee pension plans for
                              their employees, using the employees' IRAs for
                              such purposes, if certain criteria are met. Under
                              these plans the employer may, within specified
                              limits, make deductible contributions on behalf of
                              the employees to IRAs. The requirements for
                              minimum distributions from a SEP - IRA, and rules
                              on taxation of distributions from a SEP - IRA, are
                              generally the same as those discussed above for
                              distributions from a traditional IRA.

 SECTION 403(b) QUALIFIED     Section 403(b) of the Code permits public school
 PLANS OR  TAX-SHELTERED      employees and employees of certain types of
      ANNUITIES               tax-exempt organizations to have their employers
                              purchase annuity contracts for them and, subject
                              to certain limitations, to exclude the Purchase
                              Payments from gross income for tax purposes. There
                              also are limits on the amount of incidental
                              benefits that may be provided under a
                              tax-sheltered annuity. These Contracts are
                              commonly referred to as "tax-sheltered annuities."
                              We currently are not offering this Contract for
                              use in a Section 403(b) Qualified Plan except
                              under limited circumstances.

   CORPORATE AND SELF-        Sections 401(a) and 403(a) of the code permit
EMPLOYED PENSION AND          corporate employers to establish various types of
PROFIT-SHARING PLANS          tax-deferred retirement plans for employees. The
 (H.R. 10 AND KEOGH)          Self-Employed Individuals' Tax Retirement Act of
                              1962, as amended, commonly referred to as "H.R. -
                              10" or "Keogh," permits self-employed individuals
                              to establish tax-favored retirement plans for
                              themselves and their employees. Such EMPLOYED
                              retirement plans may permit the purchase of
                              annuity contracts in order to provide benefits
                              under the plans, however, there are limits on the
                              amount of incidental benefits that may be provided
                              under pension and profit sharing plans.

   DEFERRED COMPENSATION      Section 457 of the Code permits employees of state
 PLANS OF STATE AND LOCAL     and local governments and tax-exempt organizations
   GOVERNMENTS AND TAX-       to defer a portion of their compensation without
   EXEMPT ORGANIZATIONS       paying current taxes. The employees must be
                              participants in an eligible deferred compensation
                              plan. A Section 457 plan must satisfy several
                              conditions, including the requirement that it must
                              not permit distributions prior to your separation
                              from service (except in the case of an unforeseen
                              emergency). When we make payments under a Section
                              457 Contract, the payment is taxed as ordinary
                              income.




For more detailed information about these plan types, you may request a Statement of Additional Information.

               Appendix C: Optional Enhanced Death Benefit Riders


This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

THE FOLLOWING IS A LIST OF THE VARIOUS OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE HAD AVAILABLE TO YOU AT ISSUE. NOT ALL RIDERS WERE AVAILABLE AT THE SAME TIME OR IN ALL STATES.

      - GUARANTEED EARNING MULTIPLIER DEATH BENEFIT - NOT OFFERED IN NEW YORK OR WASHINGTON

      -     TRIPLE PROTECTION DEATH BENEFIT - NOT OFFERED IN NEW YORK OR
            WASHINGTON

      -     ENHANCED DEATH BENEFIT (VEN 7 AND VEN 8 CONTRACTS ONLY)


      -     ANNUAL STEP-UP DEATH BENEFIT (VENTURE(R) 2006 CONTRACTS ONLY)


GUARANTEED EARNINGS MULTIPLIER (Not offered in New York or Washington)

Depending on availability, you may have elected the optional Guaranteed Earnings Multiplier benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.


The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:


      (i) is equal to the Guaranteed Earnings Multiplier benefit prior to the withdrawal; and

      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

Termination of Guaranteed Earnings Multiplier

Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

Guaranteed Earnings Multiplier Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount for Guaranteed Earnings Multiplier.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT
(Not offered in New York or Washington)

Depending on availability, you may have elected the Triple Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under Triple Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once Triple Protection Death Benefit is elected, it is irrevocable. If Triple Protection Death Benefit is elected, the death benefit paid under Triple Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Triple Protection Death Benefit) is imposed for Triple Protection Death Benefit (see "Triple Protection Death Benefit Fee" below). Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under Triple Protection Death Benefit ("Triple Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Triple Protection Death Benefit is equal to:

      -     The "Enhanced Earnings Death Benefit" factor plus the greatest of:

      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;


      -     the Annual Step-Up Death Benefit Factor; or


      -     the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE TRIPLE PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Triple Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum immediately, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

      - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;


      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all

            Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

Return of Purchase Payments Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below).

"Enhanced Earnings Death Benefit" Factor

For purposes of the Triple Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Example" and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no Additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


Annual Step-Up Death Benefit Factor



For purposes of the Triple Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below.)


Graded Death Benefit Factor

For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT        PAYMENT MULTIPLIER*
----------------------------        -------------------
              0                             100%
              1                             110%
              2                             120%
              3                             130%
              4                             140%
              5                             150%


* If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. THUS, FOR PURCHASE PAYMENTS MADE ON OR AFTER THE OLDEST OWNER REACHES ATTAINED AGE 71, THE BENEFIT PROVIDED BY THE GRADED DEATH BENEFIT FACTOR IS EQUAL TO THE BENEFIT PROVIDED BY THE RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR.

2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.



At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.


Termination of Triple Protection Death Benefit Rider

The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Triple Protection Death Benefit Fee

Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

ENHANCED DEATH BENEFIT

An Enhanced Death Benefit was available for certain VEN 7 and VEN 8 Contracts. If you purchased this optional benefit Rider, we "step up" the minimum death benefit each Contract Year instead of the six Contract Year period described in the "Death Benefit During Accumulation Period" section of the Prospectus. In addition, if the Annuitant dies after the first of the month following his or her 85th birthday, the death benefit during the Accumulation Period is the greater of:

      -     the Contract Value; or

      - the total amount of Purchase Payments less any amounts deducted in connection with partial withdrawals.

If you purchased this optional benefit, you paid the greater of (i) at least 10% of all Purchase Payments made to the Contract through the date the Enhanced Benefit first became available in the state where your Contract was issued, or
(ii) $10,000.

This Enhanced Death Benefit became available for VEN 7 and VEN 8 Contracts issued:

AFTER:                                  IN THE STATES OF:
---------------                 --------------------------------
August 15, 1994                 Florida, Maryland and Washington
October 3, 1994                 Idaho, New Jersey and Oregon
January 3, 1995                 California

This Enhanced Death Benefit was also available for Contracts issued prior to August 15, 1994. Contracts with a Contract Date prior to the date the Enhanced Death Benefit first became available in that state may also be exchanged for a new Contract which provides for an alternative enhanced death benefit.


Annual Step-Up Death Benefit



You may have elected the optional Annual Step-Up Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. Election of this optional benefit may only have been made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step-Up Death Benefit is the greater of:


      - the death benefit described under "Death Benefit During Accumulation Period"; or


      -     the Annual Step-Up Death Benefit.



The Annual Step-Up Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step-Up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus Additional Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:



      (i) is equal to the optional Annual Step-Up Death Benefit prior to the withdrawal; and


      (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


If the oldest Owner is age 80 or older on the effective date of the Optional Annual Step-Up Death Benefit, the Annual Step-Up Death Benefit is zero. THEREFORE, IF THE OLDEST OWNER OF A CONTRACT WERE AGE 80 OR OLDER, THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT MAY NOT HAVE BEEN ELECTED.



If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects continue the Contract, the Contract and the Optional Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step-Up Death Benefit. In determination of the optional Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date of the first death benefit is paid.



TERMINATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT. The Optional Annual Step-Up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Annuity Commencement Date; or (c) the date on which the Optional Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step-Up Death Benefit) as the new Owner.



ANNUAL STEP-UP DEATH BENEFIT FEE. A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.



QUALIFIED PLANS. If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan (see Appendix C to the Prospectus). Please consult your tax advisor.



THE ADDITION OF THE ANNUAL STEP-UP DEATH BENEFIT TO A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits



This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:



INCOME PLUS FOR LIFE SERIES RIDERS:



      -     Income Plus For Life 12.08 Series:



            -     Income Plus For Life 12.08



            -     Income Plus For Life - Joint Life 12.08



      -     Income Plus For Life (Quarterly Step-Up Review) Series



            -     Income Plus For Life (Quarterly Step-Up Review)



            -     Income Plus For Life - Joint Life (Quarterly Step-Up Review)



      -     Income Plus For Life (Annual Step-Up Review) Series*



            -     Income Plus For Life (Annual Step-Up Review)



            -     Income Plus For Life - Joint Life (Annual Step-Up Review)




* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
      - Joint Life."



PRINCIPAL PLUS FOR LIFE SERIES RIDERS



      -     Principal Plus for Life



      -     Principal Plus for Life Plus Automatic Annual Step-Up



      -     Principal Plus for Life Plus Spousal Protection



PRINCIPAL PLUS RIDER



PRINCIPAL RETURNS RIDER



If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.



GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.



Forms of Guaranteed Amounts



Our GMWB Riders provide two different types of benefits:



LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.



GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.



The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.

Covered Person(s)


Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.



SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.


EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.


The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.


For Riders issued with Nonqualified Contracts:

      -     both spouses must be named as co-Owners of the Contract; or

      - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:

      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and

      -     the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see page 45 for additional information on the impact of divorce). You may lose benefits under the Rider if a Covered Person is removed from the Rider.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:


      - the Rider was available for sale in the state where the Contract was sold;


      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract. Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. Please see Appendix F:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details about any currently available Riders. WE PROVIDE NO ASSURANCE THAT WE WILL PROVIDE AN OPPORTUNITY TO EXCHANGE A RIDER FOR ANOTHER RIDER, OR THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:


      -     on the date we determine the death benefit;

      - after the Annuity Commencement Date at the time an Annuity Option begins; or


      -     at full surrender of the Contract; or



      - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.


We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.


FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.

FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Restrictions on Additional Purchase Payments



If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.


Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:

      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.

Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:

      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;

      - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.


You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.



If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:


      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or


      (b) in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).



Subject to our restrictions on frequent trading:



      - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or



      - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.




You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 44. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:



      -     Core Allocation Trust



      -     Core Balanced Trust



      -     Core Disciplined Diversification Trust



      -     Core Fundamental Holdings Trust



      -     Core Global Diversification Trust



      -     Core Strategy Trust



      -     Lifestyle Balanced Trust



      -     Lifestyle Conservative Trust



      -     Lifestyle Growth Trust (not available with Principal Returns)



      -     Lifestyle Moderate Trust


      -     Money Market Trust


You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Capital Appreciation Value Trust



      -     Core Allocation Plus Trust



      -     Disciplined Diversification Trust



      - Franklin Templeton Founding Allocation Trust (not available with Income Plus for Life 12.08 Series and Principal Plus for Life Plus Automatic Annual Step-Up).



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.


FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.


RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment

Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.


None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.


Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations



RESTRICTED MODEL ALLOCATIONS:



          MODEL ALLOCATION NAME                MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
---------------------------------------        ---------------------------      ------------------------------------
American Global Diversification                            50%                  American Global Growth Trust
(not available after April 30, 2009)                       20%                  American Bond Trust
                                                           15%                  American Global Small
                                                                                Capitalization Trust
                                                           10%                  American High-Income Bond Trust
                                                            5%                  American New World Trust

Fundamental Holdings of America                            35%                  American Bond Trust
(not available after April 30, 2009)                       25%                  American Growth-Income Trust
                                                           25%                  American Growth Trust
                                                           15%                  American International Trust

Global Balanced                                            30%                  Fundamental Value Trust
(not available after April 30, 2007)                       25%                  American International Trust
                                                           25%                  Global Allocation Trust
                                                           20%                  Global Bond Trust

Blue Chip Balanced                                         40%                  Investment Quality Bond Trust
(not available after April 30, 2007)                       30%                  American Growth Trust
                                                           30%                  American Growth-Income Trust

Value Strategy                                             30%                  Fundamental Value Trust
(not available after February 10, 2006)                    30%                  Equity-Income Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

Growth Blend                                               40%                  Blue Chip Growth Trust
(not available after February 10, 2006)                    20%                  American Growth-Income Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

Core Holdings of America                                   35%                  Active Bond Trust
(not available after August 1, 2005)                       25%                  American Growth Trust
                                                           25%                  American Growth-Income Trust
                                                           15%                  American International Trust

Core Solution                                              34%                  Strategic Income Trust
(not available after April 30, 2005)                       33%                  Blue Chip Growth Trust
                                                           33%                  Equity-Income Trust

Value Blend                                                40%                  Equity-Income Trust
(not available after April 30, 2005)                       20%                  American Growth Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

          MODEL ALLOCATION NAME                MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
---------------------------------------        ---------------------------      ------------------------------------
Global                                                     30%                  International Value Trust
(not available after April 30, 2005)                       30%                  Global Bond Trust
                                                           20%                  American Growth-Income Trust
                                                           20%                  Blue Chip Growth Trust


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

We reserve the right to:

      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;

      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;

      -     limit your ability to transfer between existing Investment Options;
            and/or

      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.


Increases in Guaranteed Amounts



We may increase the amounts we guarantee under a GMWB Rider as a result of:



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.



CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.



STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.



We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.


Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders


OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.



Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.



Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.

If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:


      -     you take withdrawals prior to the Lifetime Income Date, or

      - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.

Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.


Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.



The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.


Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:

      -     you select option A, B or C; and

      - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy withdrawals, like other withdrawals:

      - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age
            59 1/2, a 10% IRS penalty tax;

      -     reduce the death benefit and other optional benefits; and


      - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.


If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract" in the Prospectus) if you enroll in the Income Made Easy Program.

PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:

      - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv); or

      - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or


      - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
            Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.

The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.


If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.


We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.


SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.

During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

Additional Annuity Options


In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").


When you take withdrawals:

      -     you will have the flexibility to start and stop withdrawals;

      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and

      -     you reduce the Contract Value available for annuitization.

When you annuitize:

      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);

      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

      -     you will no longer have access to the Contract Value; and

      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.


NO LOANS UNDER 403(b) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.


FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES


Form of Guaranteed Amounts


The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate


The Benefit Rate is:


      -     Income Plus For Life 12.08 - 5%


      -     Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)


Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

      - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

      - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:


      - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by


      -     the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.

We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:

      - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).


      - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).


Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

      -     the Lifetime Income Date or

      -     the latest of:

            -     the date of a Purchase Payment that we applied to the Benefit
                  Base,

            -     the date of a reduction in the Benefit Base, or

            -     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:


      - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.


      - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

      - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rates we use to calculate a Ten Year Credit.

      - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.

Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:

      - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise

      - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.


      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).


Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)

If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

      - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

      -     the Target Amount.

The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.

"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.

We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).


Withdrawals, Distributions and Settlements


We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).


EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:

      - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

      - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.


Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.


In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.


Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).

EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).


EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.


PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

      -     the Contract Value reduces to zero at any time during a Contract
            Year, and

      -     there were no Excess Withdrawals during that Contract Year, and

      -     the Benefit Base is still greater than zero at the time.


There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:


      - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or

      - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


      - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).


      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits

If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                                  THEN
IF THE DECEASED OWNER IS:         INCOME PLUS FOR LIFE 12.08:
-------------------------------   ----------------------------------------------
1.    Not the Covered  Person       -  may continue if the Beneficiary elects to
                                       continue the Contract within the time we
                                       permit under our administrative rules. We
                                       will automatically increase the Benefit
                                       Base to equal the initial death benefit
                                       we determine, if the death benefit is
                                       greater than the Benefit Base prior to
                                       our determination. We will also
                                       recalculate the Lifetime Income Amount to
                                       equal 5% of the recalculated Benefit Base
                                       and will assess the Rider Fee based on
                                       the recalculated Benefit Base.

                                    -  enters its Settlement Phase if a
                                       subsequent withdrawal would deplete the
                                       Contract Value to zero, and the remaining
                                       Lifetime Income Amount for the year of
                                       withdrawal is still greater than
                                       zero.

                                    -  continues to be eligible for any
                                       remaining Credit amounts and Step-Ups,
                                       and a Target Amount adjustment, but we
                                       will change the date we determine and
                                       apply these benefits to future
                                       anniversaries of the date we determine
                                       the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                                       Step-Ups if we increase the rate of the
                                       Income Plus For Life 12.08 fee
                                       at that time.

2.    The Covered Person            -  ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Fee for Income Plus For Life 12.08 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.




WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider

You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:

      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

      -     the date an Annuity Option begins;

      -     the date the Contract Value and the Benefit Base both equal zero;

      -     (for Income Plus For Life 12.08) the death of the Covered Person;

      - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;


      - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or


      -     termination of the Contract.

FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES

Income Plus For Life (Quarterly Step-Up Review) Series Definitions


The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.


AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:

      - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or

      - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.


ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.


INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.

Form of Guaranteed Amounts



The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).


Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.

We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Benefit Rate


The Benefit Rate is:


      -     Income Plus For Life (Quarterly Step-Up Review) - 5%


      - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)


Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

      - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or

      - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:


      - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life - Joint Life (Quarterly Step-Up Review) ); by


      -     the Benefit Base for the Rider on the Lifetime Income Date.


The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.


EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).


EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).


We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.

We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:


      - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
            York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).

            - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58-1/2 (age 61 in New
                  York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)


Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.


We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).


Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

            -     the Lifetime Income Date or

            -     the latest of:

                  - the date of a Purchase Payment that we applied to the Benefit Base,

                  -     the date of a reduction in the Benefit Base, or

                  -     the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).


CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:



              Annual Credit Rate -



                  For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



                        - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



                        - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



                  For Contracts issued in New York, the Bonus will be equal to:



                        - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



                        - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



                        - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.


            - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.


            - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.



            - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:

                  - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or

                  - the Contract Anniversary on or next following the date the Covered Person attains age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:


            - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise


            - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



            - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



            - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income
                  Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).

We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.

We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.


Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:


            - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or


            -     the "Target Amount"(see below).



THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.


The Target Amount is the greater of:


            - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or


            -     the highest Target Value.

In no event, however, will we set a Target Amount in excess of $5 million.

Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.

We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.


We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.


EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:

            -     (200% x $100,000) + (100% x $25,000) = $225,000; or

            -     200% x $140,000 = $280,000.

The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.


STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:

            -     the Contract Value on that date; and

            - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.


If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:


            -     the Contract Value on the Contract Anniversary; or

            - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.


EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."

If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.

EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.


Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.



Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" on page D-3). If you decline the Step-Up, the fee rate will not be increased.


Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.


Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.


Withdrawals, Distributions and Settlements


We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.


EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:

            - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or

            - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.


EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.


WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.

EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58-1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.

In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.

Note: withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").

WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).


EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.


PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

            - the Contract Value reduces to zero at any time during a Contract Year, and

            - there were no Excess Withdrawals during that Contract Year, and

            -     the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement amount we pay to you under the Rider varies:

            - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


            - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58-1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).


            - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits


INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED OWNER   THEN
IS:                     INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
----------------------  --------------------------------------------------------
1.    Not the Covered     -   may continue if the Beneficiary elects to continue
      Person                  the Contract within the time we permit under our
                              administrative rules. We will automatically
                              increase the Benefit Base to equal the initial
                              death benefit we determine, if the death benefit
                              is greater than the Benefit Base prior to our
                              determination. We will also recalculate the
                              Lifetime Income Amount to equal 5% of the
                              recalculated Benefit Base and will assess the
                              Rider Fee based on the recalculated Benefit Base.

                          - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                          - continues to be eligible for any remaining Credit amounts and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Quarterly Step-Up Review) fee at that time.

2.    The Covered         -   ends without any further benefit.
      Person

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving

Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Fee for Income Plus For Life (Quarterly Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.


WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

            - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

            - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Termination of Rider

You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:

            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

            -     the date an Annuity Option begins;

            - the date the Contract Value and the Benefit Base both equal zero;

            - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;

            - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;


            - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



            -     termination of the Contract.


FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS

Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."


Form of Guaranteed Amounts



Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).


Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.

Benefit Rate



The Benefit Rate is:


            -     Income Plus For Life (Annual Step-Up Review) - 5%

            -     Income Plus For Life - Joint Life (Annual Step-Up Review) -
                  4.75%

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

            - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.

            - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We determine the initial Lifetime Income Amount by multiplying:


            - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by


            -     the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).

EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.

Lifetime Income Date


The Lifetime Income Date is the date you purchased the Rider if:



            - (for Income Plus For Life (Annual Step-Up Review)) you were age 59-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59-1/2 (age 61 in New York)
                  .



            - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59-1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59-1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).


Increases in Guaranteed Amounts

ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.

On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

            -     the Lifetime Income Date or

            -     the latest of:

                  - the date of a Purchase Payment that we applied to the Benefit Base,

                  -     the date of a reduction in the Benefit Base, or

                  -     the effective date of a Step-Up.


CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:



            -     Annual Credit Rate:



                        - 7% for Riders purchased on or after January 17, 2008 and outside of New York;

                        - 6% for Riders purchased before January 17, 2008 or in New York.


            - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

            - Ten Year Credit Rate - See "Ten Year Credit" for a description of the rate we use to calculate a Ten Year Credit.


            - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:


                  - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or

                  - the Contract Anniversary on or next following the date the Covered Person attains age 69.


Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



            - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



            - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income
                  Amount will increase to $5,700 (5% x $114,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

            - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


            - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000 + $7,350) and the
                  Lifetime Income Amount will increase to $5,618 (5% x
                  $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



            - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).



            - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income
                  Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

            - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


            - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000 + $6,300) and the
                  Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:

            - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or


            -     the Target Amount (see below).



The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.


We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.


The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.


STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If you decline the Step-Up, the fee rate will not be increased.


Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.


Withdrawals, Distributions and Settlements


We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:

            - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

            - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.

EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).


We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

            -     the Contract Value immediately after the withdrawal; or

            -     the Benefit Base minus the Withdrawal Amount.


If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)


WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:

            - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

            -     the Contract Value immediately after the Excess Withdrawal.


After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

            - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,


            - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59-1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.

If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:

            - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:

                  -     the Withdrawal Amount ; divided by

                  -     the Contract Value before the withdrawal.

We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.


PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").

We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.

SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:

            - the Contract Value reduces to zero at any time during a Contract Year,

            - there were no Excess Withdrawals during that Contract Year, and

            -     the Benefit Base is still greater than zero at the time.

YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.

The settlement payment we pay to you under the Rider varies:

            - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


            - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59-1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.


            - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Impact of Death Benefits


INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED                  THEN
OWNER IS:                        INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
------------------------------   ---------------------------------------------------------------------------------------------------
1.  Not the Covered Person and   -  may continue if the Beneficiary elects to continue the Contract within the time we permit under
    the Beneficiary is the          our administrative rules. We will automatically increase the Benefit Base to equal the initial
    deceased Owner's spouse         death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                                 -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                                 -  continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future
                                    Step-Ups if we increase the rate of the Income Plus For Life (Annual Step-Up Review) fee at
                                    that time.

2.  Not the Covered Person and   -  may continue in the same manner as 1.
    the Beneficiary is not the
    deceased Owner's spouse

                                 -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                                 -  does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment.
                                    We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life (Annual Step-Up
                                    Review) fee at that time.

3.  The Covered Person and the   -  ends without any further benefit.
    Beneficiary is the
    deceased Owner's spouse

4.  The Covered Person and the   -  ends without any further benefit.
    Beneficiary is not the
    deceased Owner's spouse

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for

Income Plus For Life (Annual Step-Up Review) Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.


If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.

Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

            - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

            - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.

Termination of Rider

You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:

            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

            -     the date an Annuity Option begins;

            - the date the Contract Value and the Benefit Base both equal zero;

            -     the death of the Covered Person; or

            -     termination of the Contract.

FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES


Forms of Guaranteed Amounts



Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.



In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life. The Principal Plus for Life Plus Spousal Protection Rider provides a lifetime income guarantee based on the lifetime duration of two Covered Persons. Principal Plus does not provide a lifetime income guarantee.



Benefit Base



The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.



The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate



The Benefit Rate is:



            -     Principal Plus - 5.00%



            -     Principal Plus for Life - 5.00%



            -     Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%



            -     Principal Plus for Life Plus Spousal Protection - 5.00%



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.



Lifetime Income Amount
(Not applicable to Principal Plus)



The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



            - (for Principal Plus for Life and Principal Plus For Life Plus Automatic Annual Step-Up) the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, or



            - (for Principal Plus For Life Plus Spousal Protection) either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



            -     the Benefit Rate for the Rider (5%); by



            -     the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Lifetime Income Date
(Not applicable to Principal Plus)




The Lifetime Income Date is the date you purchased the Rider if:



            - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased outside of New York after June 16, 2008) you were age 58-1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58-1/2.



            - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59-1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2.



            - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders purchased before March 12,
                  2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



            - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).

Increases in Guaranteed Amounts


ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:



            - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



            - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



            - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



                  - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



                  - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



            - in the case of the Lifetime Income Amount, to equal the lesser of:



                  - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



                  - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



CREDITS. The Riders provide the following Credit features:



            -     Credit Rate - 5%.



            -     initial Credit Period



                  -     (for Principal Plus) - the first 5 Contract Years.



                  - (for Principal Plus for Life Series Riders issued prior to May 1, 2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person (younger of the two Covered Persons for Principal Plus for Life Plus Spousal Protection) attains age 80. If you elected a Principal Plus for Life Plus Spousal Protection Rider when you purchased a Contract, the Credit Period is determined on the Contract Date. If you purchased a Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the initial Credit Period will be based on the age of that Covered Person as of the initial Contract Date. The Credit Period will not change upon the death of either Covered Person



                  - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.



            - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify for a Credit, we increase the Benefit Base:



            - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements"); otherwise



            - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.



Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.

EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



            - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



            - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.


            - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.


            - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000 + $5,250) and the Lifetime
                  Income Amount will increase to $5,513 (5 x $110,250).



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:



            -     (for Principal Plus and Principal Plus for Life) 0.75%, and



            - (for Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection) 1.20%.


If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" above). If you decline the Step-Up, the fee rate will not be increased.


Step-Up Dates.  We schedule Step-Up Dates:



            - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.



            - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary



            - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.



            - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.



            - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.



Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.



If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection fees up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:


            -     the Contract Value immediately after the withdrawal; or


            - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:


            -     the Guaranteed Withdrawal Amount prior to the withdrawal; or


            - 5% of the greater of: (a)the Contract Value after the withdrawal or (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.

Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:


            -     the Lifetime Income Amount prior to the withdrawal; or


            - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.



Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Plus for Life Plus Spousal Protection Rider to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:



            - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



            - the Benefit Base as of the applicable date divided by the Owner's life expectancy.


For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.


In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.



SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.



The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.

Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."


This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.


Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:



            - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.



            - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



            - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.


            - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.

Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE BENEFICIARY IS:                THEN PRINCIPAL PLUS:
-----------------------------------   ----------------------------------------------------------------------------------------------
1.  The deceased Owner's spouse       -  Continues if the Benefit Base is greater than zero.

                                      -  Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                                      -  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy
                                         Distributions. In such cases, the Benefit Base may be automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                                      -  Continues to impose the Principal Plus fee.

                                      -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

2.  Not the deceased Owner's spouse   -  Continues in the same manner as above, except that Principal Plus does not continue to be eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the
                                         Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:


IF THE DECEASED                   THEN
OWNER IS:                         PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------------   --------------------------------------------------------------------------------------------------
1.  The Covered Person and the    -  Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
    Beneficiary is the               Guaranteed Withdrawal Amount if the death benefit or the Benefit Base is greater than zero. We
    deceased Owner's spouse          will automatically step up the Benefit Base to equal the initial death benefit we determine, if greater than the Benefit Base prior to the death benefit.

                                  -  Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                                     Benefit Base is still greater than zero.

                                  -  Continues to impose the Principal Plus for Life fee.

                                  -  Continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit
                                     Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2.  The Covered Person and the    -  Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
    Beneficiary is not the           eligible for any remaining Credits and Step-Ups, other than the initial Step-Up of the Benefit
    deceased Owner's spouse          Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit.
                                     We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.

3.  Not the Covered Person and    -  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime
    the Beneficiary is the           Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior
    deceased Owner's spouse          to the payment of any portion of the death benefit, we will determine the initial Lifetime
                                     Income Amount on an anniversary of the date we determine the death benefit after the Covered
                                     Person has reached his or her Lifetime Income Date.

IF THE DECEASED                   THEN
OWNER IS:                         PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP:
-------------------------------   --------------------------------------------------------------------------------------------------
4.  Not the Covered Person and    -  Continues in the same manner as 1, except that the Rider continues with respect to the Lifetime
    the Beneficiary is not the       Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined prior
    deceased Owner's spouse          to the payment of any portion of the death benefit, we will determine the initial Lifetime
                                     Income Amount on an anniversary of the date we determine the death benefit after the Covered
                                     Person has reached his or her Lifetime Income Date.

                                  -  In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the
                                     Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Death of First Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Guaranteed Withdrawal Amount, Lifetime Income Amount, Credits or Step-Ups.


If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:


            - no greater than the Guaranteed Withdrawal Amount until the Benefit Base is depleted to zero;


            - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or

            - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).

We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider. If the surviving Covered Person dies while the Rider is in effect and the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Rider will continue if the death benefit or the Benefit Base is greater than zero at the time. We will step up the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Credits or Step-Ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time. The Rider will enter its Settlement Phase if the Benefit Base is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.



If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Benefit Base to zero, the Rider terminates and we no make no additional payments to the Beneficiary.


Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:

            - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and


            - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person under Principal Plus for Life Plus Spousal Protection Rider" above.



Termination of Rider


You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:

            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or


            - under Principal Plus, the date the Benefit Base depletes to zero; or



            - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or



            -     under Principal Plus, the Maturity Date under the Contract; or




            - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or




            - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or


            -     termination of the Contract.

FEATURES OF PRINCIPAL RETURNS


Form of Guarantee



The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.



The Rider does not provide a lifetime income guarantee.



Benefit Base



The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Benefit Rate



The Benefit Rate is 8%.



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:



            -     8% of the Benefit Base immediately after the Purchase Payment;
                  or



            - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).




ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).



As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:




            - the amount of your initial Purchase Payments, up to $5 million; or



            - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.



Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12 th, etc.) up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees"). If you decline the Step-Up, the fee rate will not be increased



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:


            -     the Contract Value immediately after the withdrawal; or


            - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:


            -     the Guaranteed Withdrawal Amount prior to the withdrawal; or


            - 8% of the greater of: (a) the Contract Value after the withdrawal; or (b) the new Benefit Base value.


We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.


SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:


            - the Contract Value reduces to zero at any time during a Contract Year, and



            - there were no Excess Withdrawals during that Contract Year, and



            -     the Benefit Base is still greater than zero at the time.



Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Life

Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.


This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.

IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.


Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



            -     Continues if the Benefit Base is greater than zero.



            - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.



            - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).


            -     Continues to impose the Rider fee.


            - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.


            - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.


Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


Termination of Rider



You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:


            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or


            - the date the Benefit Base and the Contract Value both deplete to zero; or


            -     the date an Annuity Option under the Contract begins; or


            - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or


            -     termination of the Contract.

             APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS


This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture(R) Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that may have been available to you at issue. Not all Riders were available at the same time or in all states.

      John Hancock USA

            -     Guaranteed Retirement Income Program I

            -     Guaranteed Retirement Income Program II

            -     Guaranteed Retirement Income Program III

      John Hancock New York

            -     Guaranteed Retirement Income Program I

            -     Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Program

John Hancock USA offered three versions of the Guaranteed Retirement Income Program. Guaranteed Retirement Income Program I was available for Contracts issued between May 1998 and June 2001 (beginning and end dates may vary by state). Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) and then must be exercised within 30 days immediately following the 10th Contract Anniversary (7th Contract Anniversary for Guaranteed Retirement Income Program I) or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Program I

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is defined below. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

INCOME BASE: The Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM I GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program I is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



STEP-UP OF INCOME BASE: Within 30 days immediately following any Contract Anniversary, you may elect in writing to step up the Income Base to the Contract Value on that Contract Anniversary. If you elect to step up the Income Base, the earliest date that you may exercise Guaranteed Retirement Income Program is extended to the 7th Contract Anniversary following the date the Step-Up is effective (the Step-Up Date).



Following a Step-Up of the Income Base, the Income Base as of the Step-Up Date is equal to the Contract Value on the Step-Up Date. For purposes of subsequent calculation of the Income Base, the Contract Value on the Step-Up Date will be treated as a Purchase Payment made on that date, and all Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the Step-Up Date will not be considered.


Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III


The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.


THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated above.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options").

Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise a Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER         ANNUAL FEE
------------------------------------------         ----------
Guaranteed Retirement Income Program I                0.25%
Guaranteed Retirement Income Program II               0.45%
Guaranteed Retirement Income Program III              0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of Guaranteed Retirement Income Programs is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

Hence, you should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election (7th Contract Anniversary for Guaranteed Retirement Income Program I) and (b) the election of a Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed

Retirement Income Program fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Program

John Hancock New York offered two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME PROGRAM II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by
(ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) multiplied by (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - Annuity Options"):

      -     Life Annuity with a 10-Year Period Certain;

      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates).

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Program Fee

The risk assumed by us associated with a Guaranteed Retirement Income Program is that annuity benefits payable under a Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER            ANNUAL FEE
------------------------------------------            ----------
Guaranteed Retirement Income Program I                  0.30%
Guaranteed Retirement Income Program II                 0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Program

A Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Program benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Program.

You should consider that since (a) a Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and (b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, A GUARANTEED RETIREMENT INCOME PROGRAM SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

      APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
                                 BENEFIT RIDERS



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract for one of the following optional GMWB Riders after you purchase a Contract:



      -     Income Plus For Life 5.09; or



      -     Income Plus For Life - Joint Life 5.09.



Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS, PLEASE SEE "FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" IN THIS APPENDIX, BELOW.


DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?

Yes, we impose several conditions:


      - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider. Unless we agree otherwise, an exchange to a new GMWB Rider is not available for Contracts with Triple Protection Death Benefit, Accelerated Beneficiary Protection Death Benefit, or the following optional guaranteed minimum income benefit Riders:



            John Hancock USA



            -     Guaranteed Retirement Income Program I



            -     Guaranteed Retirement Income Program II



            -     Guaranteed Retirement Income Program III



            -     Guaranteed Retirement Income Benefit II



            -     Guaranteed Retirement Income Benefit III



            John Hancock New York



            -     Guaranteed Retirement Income Program I



            -     Guaranteed Retirement Income Program II



            -     Guaranteed Retirement Income Benefit II



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.



      - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new GMWB Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under a Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new GMWB Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for GMWB Riders, please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below. You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new GMWB Rider is best suited for your financial needs and risk tolerance.

      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life 5.09 Rider.



      - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.



      - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078



      - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below).



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.



Before you purchase a new GMWB Rider:



      - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and


      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.

WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


We provide a thirty-day Election Period following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.



Under our current administrative procedures, you cannot exchange an existing GMWB Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



ARE FIXED INVESTMENT OPTIONS AVAILABLE?



Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "Special Transfer Services
- Dollar Cost Averaging" for details).


HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?


We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:


       FEES                        INCOME PLUS
     DEDUCTED                       FOR LIFE -
   FROM CONTRACT    INCOME PLUS     JOINT LIFE
      VALUE(1)    FOR LIFE 5.09       5.09
   Maximum Fee(2)      1.20%          1.20%
    Current Fee        0.90%          0.90%



1     Fees are shown as a percentage of the Adjusted Benefit Base.



2 We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.



We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.


WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?


If you purchase a GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section below in "Features of Income Plus For Life 5.09 Series Riders."



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.


WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?

Effect of withdrawals


We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider, we will reduce the death benefit on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal). Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information on the effect of withdrawals under a GMWB Rider.


Continuation of Contract after death benefits become payable


Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

      - CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider ends as described below in "Features of Income Plus For Life 5.09 Series Riders."



      - CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider may continue as described below in "Features of Income Plus For Life 5.09 Series Riders."




If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a different GMWB Rider.



WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.



If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:



      - you will have to pay the current annual fee for the new Rider, as described below in "Features of Income Plus For Life 5.09 Series Riders";



      - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;



      - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;



      - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;



      - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;



      - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.



We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.



Except as stated above, you may not elect more than one GMWB Rider for a Contract.



FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Covered Person(s)



The Income Plus For Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).



SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



      -     both the spouses must be named as co-Owners of the Contract; or

      - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      -     the Owner's spouse must be the designated Beneficiary.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:



      - the Rider is available for sale in the state where the Contract was sold;



      - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;



      - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and



      - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see the discussion at the beginning of this Appendix for details.



WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:



      -     on the date we determine the death benefit;



      - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



      -     at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Restrictions on Additional Purchase Payments



If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



      Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders



      If you purchase one of our Income Plus For Life 5.09 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders.



      You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



      YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



      AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



      -     Core Allocation Trust



      -     Core Balanced Trust



      -     Core Disciplined Diversification Trust



      -     Core Fundamental Holdings Trust



      -     Core Global Diversification Trust



      -     Core Strategy Trust



      -     Lifestyle Balanced Trust



      -     Lifestyle Conservative Trust



      -     Lifestyle Growth Trust



      -     Lifestyle Moderate Trust



      -     Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



Benefit Base



The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.



Benefit Rate



The Benefit Rate is:



      - Income Plus For Life 5.09 - 4.00% - 5.00%, depending on the Covered Person's age on the Lifetime Income Date (see table below).



      - Income Plus For Life - Joint Life 5.09 - 3.75% - 4.75%, depending on the Covered Person's age on the Lifetime Income Date (see table below). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



                               BENEFIT RATE BY AGE



   Covered Person's age on the
Contract Anniversary prior to
   the first withdrawal after the                                  Income Plus For Life - Joint Life
       Lifetime Income Date            Income Plus For Life 5.09                5.09
------------------------------------   -------------------------   ---------------------------------
           58-1/2 - 63                            4.00%                          3.75%
           64 and over                            5.00%                          4.75%



EXAMPLE: Assume that your date of birth was January 1, 1952 and you purchase a Contract with the Income Plus For Life 5.09 Rider on July 10, 2009. Your Lifetime Income Date is July 10, 2010, the Contract Anniversary after you attain age 58-1/2. If the first time you take a withdrawal after the Lifetime Income Date is September 1, 2010, we will set your Benefit Rate equal to 4% since your were age 58-1/2 on the Contract Anniversary prior to that withdrawal. If you wait until September 1, 2017 to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

      - (for Income Plus For Life 5.09) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



      - (for Income Plus For Life - Joint Life 5.09) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.



We determine the initial Lifetime Income Amount by multiplying:



      -     the Benefit Rate for the Rider on the Lifetime Income Date; by



      -     the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" below for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) is age 58-1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or oldest Covered Person) attains age 58-1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



      -     the Lifetime Income Date or



      -     the latest of:



            -     the date of a Purchase Payment that we applied to the Benefit
                  Base,



            -     the date of a reduction in the Benefit Base, or



            -     the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).

Credits may increase one or more of our guarantees when you defer withdrawals.



      CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:



            -     Annual Credit Rate - 5%



            - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



      - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).



      - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



      - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



      - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.



      STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with the following Step-Up Dates:



            - (for Income Plus For Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary;



            - (for Income Plus For Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.

The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on page D-3). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



      - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;



      - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment (up to specified limits).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.



      EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount permitted under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:



            -     you take withdrawals prior to the Lifetime Income Date, or



            - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



      An Excess Withdrawal is:



            - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or

            - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" below.)



Note: withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



      - if the withdrawals are taken under our Life Expectancy Distribution Program, or



      - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



      -     you select option A, B or C; and



      - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



      - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59-1/2, a 10% IRS penalty tax;



      -     reduce the death benefit and other optional benefits; and



      - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



      - Pre-59-1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv); or



      - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



      - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
            Section 408(b)(3), or Section 408A(c)(5); or



      - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
            Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.

If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:



      -     the Contract Value reduces to zero at any time during a Contract
            Year; and



      -     there were no Excess Withdrawals during that Contract Year; and



      -     the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:



      - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



      - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



      - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



      - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58-1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      -     you reduce the Contract Value available for annuitization; and



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for tax considerations related to optional benefit Riders.



When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Impact of Death Benefits



Our GMWB Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date. We reduce your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER IS:     THEN INCOME PLUS FOR LIFE 5.09:
---------------------------   ------------------------------------------------------------------------------------------------------
1.     Not the Covered          -  may continue if the Beneficiary elects to continue the Contract within the time we permit under
       Person                      our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                                -  enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                                -  continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the
                                   Income Plus For Life 5.09 fee at that time.

2.     The Covered Person       -  ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus For Life 5.09 Series Riders" on page D-3). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



      -     the date an Annuity Option begins;



      -     the date the Contract Value and the Benefit Base both equal zero;



      -     (for Income Plus For Life 5.09) the death of the Covered Person;



      - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;



      - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or



      -     termination of the Contract.

You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09 Series Rider is suitable for your needs, especially at older ages.

                 APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES


The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III: Fee Tables" for additional information on these charges).


The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

      -     Venture 2006 Contracts with no optional benefit Riders


      -     Venture 2006 Contracts with the Annual Step-Up Death Benefit Rider



      - Venture 2006 Contracts issued by John Hancock New York with the Annual Step-Up Death Benefit Rider and the Payment Enhancement optional benefit Rider.


      -     Ven 24, Ven 22 and Ven 20 Contracts with no optional benefit Riders;

      - Ven 22 and Ven 20 Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

      -     Ven 24 Contracts with the Payment Enhancement optional benefit
            Rider;

      -     Ven 9, Ven 6 and Ven 7 Contracts with no optional benefit Riders;

      -     Ven 3 Contracts with no optional benefit Riders.


Please note that fees for the Guaranteed Retirement Income Program I, Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, and Triple Protection Death Benefit Riders and fees for GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Prior

      JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
               ACCUMULATION UNIT VALUES- VENTURE VARIABLE ANNUITY

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
500 INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201     12.500         --
Value at End of Year        7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201         --
Ven 22, 20 No. of Units 3,032,307  4,027,955  5,662,346  7,431,295  9,056,577  9,910,540  9,560,366  8,341,963  3,372,404         --
Ven 24 No. of Units       149,964    180,652    202,571    254,131    340,730    301,338    325,150    237,911     61,502         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.089     12.680     11.178     10.891     10.037      7.968     10.451     12.500         --         --
Value at End of Year        8.088     13.089     12.680     11.178     10.891     10.037      7.968     10.451         --         --
No. of Units               27,742     29,894     53,278     57,668     67,142    107,257    106,231     34,656         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.308     11.941     10.543     10.288      9.496      7.549      9.916     11.517         --         --
Value at End of Year        7.594     12.308     11.941     10.543     10.288      9.496      7.549      9.916         --         --
No. of Units              240,478    312,360    413,183    487,495    621,415    543,810    446,244    237,911         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201     12.500         --
Value at End of Year        7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201         --
Ven 7, 8 No. of Units     238,305    322,637    423,821    579,086    697,016    871,491    863,970    571,972    436,748         --
Ven 9 No. of Units         51,568     92,908     93,667    157,718    254,069    196,202    429,028    294,074     66,524         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201     12.500         --
Value at End of Year        7.595     12.267     11.860     10.435     10.146      9.332      7.393      9.678     11.201         --
No. of Units               26,444     23,424     34,045     36,694     35,016     36,077     27,155     31,853     15,118         --
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.820     16.289     14.356     13.982     12.891     10.232     12.500         --         --         --
Value at End of Year       10.383     16.820     16.289     14.356     13.982     12.891     10.232         --         --         --
Ven 22, 20 No. of Units   936,856    961,353  1,067,899  1,225,205  1,250,479  1,096,693    312,367         --         --         --
Ven 24 No. of Units       384,540    381,985    420,641    453,984    472,832    344,259     85,184         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.632     16.139     14.252     13.908     12.849     10.219     12.500         --         --         --
Value at End of Year       10.246     16.632     16.139     14.252     13.908     12.849     10.219         --         --         --
No. of Units               84,851     90,490    124,224    127,884    131,553    113,154      6,296         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.492     16.027     14.174     13.853     12.817     10.209     12.500         --         --         --
Value at End of Year       10.144     16.492     16.027     14.174     13.853     12.817     10.209         --         --         --
No. of Units              257,110    334,148    343,063    361,467    353,819    264,511     58,512         --         --         --
ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.290     12.954     12.580     12.500         --         --         --         --         --         --
Value at End of Year       11.724     13.290     12.954     12.580         --         --         --         --         --         --
Ven 22, 20 No. of Units 1,545,198  2,211,907  2,960,620  3,779,743         --         --         --         --         --         --
Ven 24 No. of Units        69,399     98,929    118,895    140,653         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.219     12.911     12.563     12.500         --         --         --         --         --         --
Value at End of Year       11.638     13.219     12.911     12.563         --         --         --         --         --         --
No. of Units               18,388     26,958     32,570     43,655         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.166     12.878     12.551     12.500         --         --         --         --         --         --
Value at End of Year       11.574     13.166     12.878     12.551         --         --         --         --         --         --
No. of Units              198,810    261,708    296,316    361,780         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.290     12.954     12.580     12.500         --         --         --         --         --         --
Value at End of Year       11.724     13.290     12.954     12.580         --         --         --         --         --         --
Ven 7, 8 No. of Units   1,341,754  1,582,048  1,896,304  2,428,159         --         --         --         --         --         --
Ven 9 No. of Units        108,899    140,392    204,998    258,204         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.290     12.954     12.580     12.500         --         --         --         --         --         --
Value at End of Year       11.724     13.290     12.954     12.580         --         --         --         --         --         --
No. of Units              614,080    732,664    855,608    950,426         --         --         --         --         --         --
ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.215     12.915     12.567     12.500         --         --         --         --         --         --
Value at End of Year       11.643     13.215     12.915     12.567         --         --         --         --         --         --
Ven 22, 20 No. of Units 5,134,407  7,342,785  7,737,600  7,813,643         --         --         --         --         --         --
Ven 24 No. of Units       921,431  1,320,767  1,344,178  1,350,107         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.145     12.872     12.551     12.500         --         --         --         --         --         --
Value at End of Year       11.558     13.145     12.872     12.551         --         --         --         --         --         --
No. of Units              234,396    325,954    320,904    312,540         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.092     12.839     12.538     12.500         --         --         --         --         --         --
Value at End of Year       11.494     13.092     12.839     12.538         --         --         --         --         --         --
No. of Units              943,950  1,317,568  1,399,750  1,442,961         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     12.915     12.567     12.500         --         --         --         --         --         --
Value at End of Year           --     13.215     12.915     12.567         --         --         --         --         --         --
Ven 9 No. of Units             --        253        253        253         --         --         --         --         --         --
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.040      9.120     12.326     16.889     16.628     12.681
Value at End of Year           --         --         --         --     12.972     12.040      9.120     12.326     16.889     16.628
Ven 22, 20 No. of Units        --         --         --         --  7,370,975  9,002,683  9,780,531 11,254,683 10,422,393  3,817,588
Ven 24 No. of Units            --         --         --         --    336,022    444,899    481,914    515,448    470,760     88,070
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --      8.776      6.661      9.021     12.500         --         --
Value at End of Year           --         --         --         --      9.437      8.776      6.661      9.021         --         --
No. of Units                   --         --         --         --     54,792     61,592     64,403    400,458         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --      7.888      5.996      8.132     11.182         --         --
Value at End of Year           --         --         --         --      8.469      7.888      5.996      8.132         --         --
No. of Units                   --         --         --         --    395,958    452,125    462,774    271,521         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.040      9.120     12.326     16.889     16.628     12.681
Value at End of Year           --         --         --         --     12.972     12.040      9.120     12.326     16.889     16.628
Ven 7, 8 No. of Units          --         --         --         --    573,749    745,064    843,050  1,072,108  1,506,390    787,936
Ven 9 No. of Units             --         --         --         --    224,663    367,517    352,330    413,862    548,723    302,621
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.040      9.120     12.326     16.889     16.628     12.681
Value at End of Year           --         --         --         --     12.972     12.040      9.120     12.326     16.889     16.628
No. of Units                   --         --         --         --     38,592     54,025     47,672     48,674     76,525     27,501
AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.607      9.572     12.500         --         --         --
Value at End of Year           --         --         --         --     13.576     12.607      9.572         --         --         --
Ven 22, 20 No. of Units        --         --         --         --    567,063    513,320    154,361         --         --         --
Ven 24 No. of Units            --         --         --         --    199,068    149,385     42,198         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     12.566      9.559     12.500         --         --         --
Value at End of Year           --         --         --         --     13.504     12.566      9.559         --         --         --
No. of Units                   --         --         --         --     54,887     63,237     18,334         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     12.535      9.550     12.500         --         --         --
Value at End of Year           --         --         --         --     13.451     12.535      9.550         --         --         --
No. of Units                   --         --         --         --     93,182     58,322     32,572         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 7-15-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061     20.740
Value at End of Year       12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061
Ven 22, 20 No. of Units 2,192,453  2,846,401  4,157,956  5,317,776  6,316,179  7,678,603  9,380,988 12,268,522 14,881,833  9,747,951
Ven 24 No. of Units        71,667     81,521    130,706    153,969    175,743    215,705    251,358    299,501    253,992     59,898
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.239     12.114     10.727      9.992      8.729      6.742      9.164     12.500         --         --
Value at End of Year        7.271     12.239     12.114     10.727      9.992      8.729      6.742      9.164         --         --
No. of Units               15,919     20,761     21,873     25,817     32,414     30,500     29,233     14,344         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.295      9.214      8.171      7.623      6.669      5.159      7.022      9.089         --         --
Value at End of Year        5.514      9.295      9.214      8.171      7.623      6.669      5.159      7.022         --         --
No. of Units               85,885     97,450    114,191    172,569    210,053    273,881    257,701    173,641         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061     20.740
Value at End of Year       12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061
Ven 7, 8 No. of Units     382,247    465,904    594,331    775,887  1,026,608  1,274,268  1,630,125  2,120,101  3,358,777  3,741,117
Ven 9 No. of Units        156,358    198,707    253,002    313,453    418,096    520,711    624,455    797,877  1,019,262  1,007,471
Ven 3 Contracts with no Optional Riders
Value at Start of Year     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061     20.740
Value at End of Year       12.553     21.087     20.831     18.409     17.114     14.919     11.501     15.600     20.121     28.061
No. of Units               20,107     24,100     31,814     35,814     43,383     53,510     80,427    128,701    173,914    189,827
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.122     18.936     16.764     15.612     13.642     10.540     12.500         --         --         --
Value at End of Year       11.360     19.122     18.936     16.764     15.612     13.642     10.540         --         --         --
Ven 22, 20 No. of Units    87,545    102,679    120,561    130,017    142,419    100,996     58,383         --         --         --
Ven 24 No. of Units        11,874     16,455     18,620     16,165     14,031     10,611      3,755         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.908     18.761     16.643     15.530     13.597     10.526     12.500         --         --         --
Value at End of Year       11.210     18.908     18.761     16.643     15.530     13.597     10.526         --         --         --
No. of Units                4,916      4,518      3,733      5,894      5,602      3,972        147         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.749     18.632     16.552     15.468     13.564     10.516     12.500         --         --         --
Value at End of Year       11.099     18.749     18.632     16.552     15.468     13.564     10.516         --         --         --
No. of Units               16,191     16,590     16,325     13,357     11,137      4,810      1,371         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     18.936     16.764     15.612         --         --         --         --         --         --
Value at End of Year           --     19.122     18.936     16.764         --         --         --         --         --         --
Ven 9 No. of Units             --        312        313        313         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     19.122     18.936     16.764     15.612         --         --         --         --         --         --
Value at End of Year       11.360     19.122     18.936     16.764         --         --         --         --         --         --
No. of Units                  149        149        149        149         --         --         --         --         --         --
ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113     19.003
Value at End of Year       12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113
Ven 22, 20 No. of Units 3,341,121  4,314,341  5,971,079  7,379,350  9,368,927 11,255,888 13,146,694 16,602,102 16,971,982 11,618,340
Ven 24 No. of Units       126,784    158,510    228,894    268,153    300,775    370,060    423,069    503,394    477,236    107,418
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.899      9.884      9.423      8.785      8.380      6.589      8.857     12.500         --         --
Value at End of Year        6.226     10.899      9.884      9.423      8.785      8.380      6.589      8.857         --         --
No. of Units               12,313     33,095     38,921     46,808     61,922     75,053     78,183     48,575         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.453      8.585      8.198      7.654      7.312      5.758      7.751     10.350         --         --
Value at End of Year        5.392      9.453      8.585      8.198      7.654      7.312      5.758      7.751         --         --
No. of Units              192,957    257,081    314,528    389,884    490,521    574,876    635,050    483,817         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113     19.003
Value at End of Year       12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113
Ven 7, 8 No. of Units     595,476    762,737    951,840  1,208,031  1,583,546  2,008,869  2,463,679  3,192,887  4,274,267  4,764,175
Ven 9 No. of Units        263,491    326,625    426,423    526,534    681,765    845,398  1,028,998  1,422,150  1,728,273  1,684,077
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113     19.003
Value at End of Year       12.780     22.326     20.206     19.226     17.888     17.030     13.363     17.927     23.852     27.113
No. of Units               29,186     38,198     46,528     70,597     93,651    115,713    135,052    208,852    254,967    228,969
ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.600     15.055     14.359     13.387     12.768     10.037     12.500         --         --         --
Value at End of Year        9.484     16.600     15.055     14.359     13.387     12.768     10.037         --         --         --
Ven 22, 20 No. of Units   394,347    524,089    555,332    563,975    797,349    639,116    204,577         --         --         --
Ven 24 No. of Units        74,395     79,704     95,639     99,956     97,287     81,893     15,156         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.414     14.916     14.255     13.317     12.726     10.025     12.500         --         --         --
Value at End of Year        9.359     16.414     14.916     14.255     13.317     12.726     10.025         --         --         --
No. of Units               22,578     24,209     25,866     29,457     28,729     26,365      6,629         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.276     14.813     14.178     13.264     12.695     10.015     12.500         --         --         --
Value at End of Year        9.266     16.276     14.813     14.178     13.264     12.695     10.015         --         --         --
No. of Units               46,475     63,831     73,221     68,612     80,663     65,159     28,524         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.600     15.055     14.359     13.387         --         --         --         --         --         --
Value at End of Year        9.484     16.600     15.055     14.359         --         --         --         --         --         --
Ven 9 No. of Units            266        821        828        548         --         --         --         --         --         --
ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500         --         --
Value at End of Year       12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494         --         --
Ven 22, 20 No. of Units   942,277  1,221,952  1,672,577  1,841,422  2,111,389  1,778,554  1,074,867    570,920         --         --
Ven 24 No. of Units        18,952     27,743     39,428     39,696     42,383     43,563     46,075     10,755         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.089     16.031     14.325     13.769     12.066      8.861     12.477     12.500         --         --
Value at End of Year       11.977     17.089     16.031     14.325     13.769     12.066      8.861     12.477         --         --
No. of Units               57,648     68,505     52,240     51,220     59,499     71,283     46,772     21,525         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.919     15.896     14.225     13.693     12.018      8.839     12.465     12.500         --         --
Value at End of Year       11.839     16.919     15.896     14.225     13.693     12.018      8.839     12.465         --         --
No. of Units               39,663    131,573    150,396    166,689    145,850    133,410    135,095     42,968         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500         --         --
Value at End of Year       12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494         --         --
Ven 7, 8 No. of Units     127,247    129,415    172,765    195,319    262,487    217,876    104,817     61,104         --         --
Ven 9 No. of Units         24,537     43,230     44,179     45,996     54,418     35,910     18,655     14,166         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.319     16.214     14.459     13.870     12.131      8.891     12.494     12.500         --         --
Value at End of Year       12.162     17.319     16.214     14.459     13.870     12.131      8.891     12.494         --         --
No. of Units                5,470      5,480      8,671      6,657     12,408     17,088      6,901      5,599         --         --
ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.661     17.517     15.646     15.051     13.182      9.675     12.500         --         --         --
Value at End of Year       13.088     18.661     17.517     15.646     15.051     13.182      9.675         --         --         --
Ven 22, 20 No. of Units   657,194    735,104    873,791    843,708    807,667    523,939     85,306         --         --         --
Ven 24 No. of Units       120,745    141,565    161,342    146,759    154,556     90,937      9,080         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.451     17.355     15.533     14.972     13.139      9.663     12.500         --         --         --
Value at End of Year       12.916     18.451     17.355     15.533     14.972     13.139      9.663         --         --         --
No. of Units               25,510     27,529     33,190     49,081     53,333     40,083      5,426         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.296     17.235     15.448     14.913     13.107      9.653     12.500         --         --         --
Value at End of Year       12.788     18.296     17.235     15.448     14.913     13.107      9.653         --         --         --
No. of Units               89,480    113,547    117,975    118,139    116,118     76,154     33,747         --         --         --
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.543     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.700     12.543         --         --         --         --         --         --         --         --
Venture No. of Units   19,851,060  6,729,131         --         --         --         --         --         --         --         --
NY Venture No. of Units 1,033,934    379,845         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.522     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.664     12.522         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units 1,892,149  1,357,916         --         --         --         --         --         --         --         --
Ven 24 No. of Units       129,358     41,834         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.505     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.635     12.505         --         --         --         --         --         --         --         --
No. of Units              118,757     17,170         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.514     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.649     12.514         --         --         --         --         --         --         --         --
No. of Units              236,172    224,200         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.493     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.613     12.493         --         --         --         --         --         --         --         --
No. of Units              115,640     75,948         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.526     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.671     12.526         --         --         --         --         --         --         --         --
Venture No. of Units    7,973,773  3,073,847         --         --         --         --         --         --         --         --
NY Venture No. of Units   978,916    352,031         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.497     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.620     12.497         --         --         --         --         --         --         --         --
NY Venture No. of Units   173,633    154,513         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.522     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.664     12.522         --         --         --         --         --         --         --         --
Ven 9 No. of Units         80,119     31,883         --         --         --         --         --         --         --         --
No. of Units              105,624     28,774         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.522     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.664     12.522         --         --         --         --         --         --         --         --
No. of Units                4,348        563         --         --         --         --         --         --         --         --
AMERICAN BLUE CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.957     19.945     17.317     16.463     15.299     12.500         --         --         --         --
Value at End of Year       12.445     19.957     19.945     17.317     16.463     15.299         --         --         --         --
Ven 22, 20 No. of Units 1,863,074  2,373,140  2,952,854  3,003,264  3,085,744    733,450         --         --         --         --
Ven 24 No. of Units       268,076    285,863    326,760    337,549    351,197    164,535         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.772     19.800     17.225     16.409     15.279     12.500         --         --         --         --
Value at End of Year       12.304     19.772     19.800     17.225     16.409     15.279         --         --         --         --
No. of Units               82,544     91,855    100,073    122,679     87,095     49,076         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.634     19.691     17.157     16.368     15.264     12.500         --         --         --         --
Value at End of Year       12.200     19.634     19.691     17.157     16.368     15.264         --         --         --         --
No. of Units              139,310    165,698    193,157    181,864    166,040     46,258         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.957     19.945     17.317     16.463     15.299     12.500         --         --         --         --
Value at End of Year       12.445     19.957     19.945     17.317     16.463     15.299         --         --         --         --
Ven 9 No. of Units         30,610     32,346     48,679     39,850     50,361     17,408         --         --         --         --
No. of Units              167,691    213,728    292,547    300,636    319,536    161,103         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     19.957     19.945     17.317     16.463     15.299     12.500         --         --         --         --
Value at End of Year       12.445     19.957     19.945     17.317     16.463     15.299         --         --         --         --
No. of Units               12,344     16,115     20,264     23,260     25,749     17,915         --         --         --         --
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.311     13.105     12.500         --         --         --         --         --         --         --
Value at End of Year       11.866     13.311     13.105         --         --         --         --         --         --         --
Venture No. of Units    7,590,244  9,402,750  2,920,678         --         --         --         --         --         --         --
NY Venture No. of Units   751,142    966,217    302,519         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.212     13.040     12.418     12.500         --         --         --         --         --         --
Value at End of Year       11.749     13.212     13.040     12.418         --         --         --         --         --         --
Ven 22, 20 No. of Units 4,551,762  6,308,370  5,334,662  2,340,443         --         --         --         --         --         --
Ven 24 No. of Units       569,633    755,350    703,819    295,255         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.149     13.003     12.408     12.500         --         --         --         --         --         --
Value at End of Year       11.669     13.149     13.003     12.408         --         --         --         --         --         --
No. of Units              157,844    183,361    148,168     50,361         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.234     13.074     12.500         --         --         --         --         --         --         --
Value at End of Year       11.756     13.234     13.074         --         --         --         --         --         --         --
No. of Units              343,049    421,961    122,925         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.101     12.976     12.400     12.500         --         --         --         --         --         --
Value at End of Year       11.609     13.101     12.976     12.400         --         --         --         --         --         --
No. of Units              657,435    864,609    787,772    271,239         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.267     13.087     12.500         --         --         --         --         --         --         --
Value at End of Year       11.803     13.267     13.087         --         --         --         --         --         --         --
Venture No. of Units    3,003,020  3,701,792    858,785         --         --         --         --         --         --         --
NY Venture No. of Units   361,626    429,201     81,908         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.117     12.985     12.500         --         --         --         --         --         --         --
Value at End of Year       11.629     13.117     12.985         --         --         --         --         --         --         --
NY Venture No. of Units   216,647    299,431    106,009         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.212     13.040     12.418     12.500         --         --         --         --         --         --
Value at End of Year       11.749     13.212     13.040     12.418         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     11,901         --         --         --         --         --         --
Ven 9 No. of Units         38,770     17,882     12,837      3,554         --         --         --         --         --         --
No. of Units              184,745    156,919    103,991         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.212     13.040     12.418         --         --         --         --         --         --         --
Value at End of Year       11.749     13.212     13.040         --         --         --         --         --         --         --
No. of Units               28,299     27,179      5,019         --         --         --         --         --         --         --
AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.569     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.577     12.569         --         --         --         --         --         --         --         --
Venture No. of Units   16,589,983  1,550,712         --         --         --         --         --         --         --         --
NY Venture No. of Units   998,036     73,910         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.565     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.553     12.565         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   710,356     88,937         --         --         --         --         --         --         --         --
Ven 24 No. of Units        48,749      5,294         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        8.533         --         --         --         --         --         --         --         --         --
No. of Units                4,418         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.543         --         --         --         --         --         --         --         --         --
No. of Units               11,430         --         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.559     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.519     12.559         --         --         --         --         --         --         --         --
No. of Units               59,112      1,148         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.566     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.558     12.566         --         --         --         --         --         --         --         --
Venture No. of Units    5,970,160    315,192         --         --         --         --         --         --         --         --
NY Venture No. of Units 1,095,049     24,400         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.524         --         --         --         --         --         --         --         --         --
NY Venture No. of Units     8,354         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        8.553         --         --         --         --         --         --         --         --         --
Ven 9 No. of Units          2,617         --         --         --         --         --         --         --         --         --
No. of Units               12,805         --         --         --         --         --         --         --         --         --
AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.564     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.091     12.564         --         --         --         --         --         --         --         --
Venture No. of Units   13,566,719  1,022,861         --         --         --         --         --         --         --         --
NY Venture No. of Units   750,123      7,195         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.560     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.068     12.560         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units 1,077,566    435,995         --         --         --         --         --         --         --         --
Ven 24 No. of Units        47,126      8,643         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.557     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.050     12.557         --         --         --         --         --         --         --         --
No. of Units              145,866     37,814         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.559     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.059     12.559         --         --         --         --         --         --         --         --
No. of Units                6,285      5,085         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.554     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.036     12.554         --         --         --         --         --         --         --         --
No. of Units               14,456      6,094         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.561     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.073     12.561         --         --         --         --         --         --         --         --
Venture No. of Units    6,273,498    543,639         --         --         --         --         --         --         --         --
NY Venture No. of Units   694,396     51,445         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.041         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    13,297         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.560     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.068     12.560         --         --         --         --         --         --         --         --
Ven 9 No. of Units          1,270        822         --         --         --         --         --         --         --         --
No. of Units               17,072        117         --         --         --         --         --         --         --         --
AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.252     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.033     13.252         --         --         --         --         --         --         --         --
Venture No. of Units    3,096,633  2,429,590         --         --         --         --         --         --         --         --
NY Venture No. of Units   273,372    171,995         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.230     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.999     13.230         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   675,506    576,988         --         --         --         --         --         --         --         --
Ven 24 No. of Units        18,986     36,695         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.212     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.972     13.212         --         --         --         --         --         --         --         --
No. of Units                6,026     11,868         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.221     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.986     13.221         --         --         --         --         --         --         --         --
No. of Units               58,099     55,061         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.199     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.952     13.199         --         --         --         --         --         --         --         --
No. of Units               36,338     25,146         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.234     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.006     13.234         --         --         --         --         --         --         --         --
Venture No. of Units    1,854,336  1,502,544         --         --         --         --         --         --         --         --
NY Venture No. of Units   194,429    170,670         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.203     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.959     13.203         --         --         --         --         --         --         --         --
NY Venture No. of Units    92,670     66,583         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.230     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.999     13.230         --         --         --         --         --         --         --         --
Ven 9 No. of Units         12,948      7,625         --         --         --         --         --         --         --         --
No. of Units               63,172     39,658         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.230     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.999     13.230         --         --         --         --         --         --         --         --
No. of Units                6,409      1,230         --         --         --         --         --         --         --         --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.525     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.177     13.525         --         --         --         --         --         --         --         --
Venture No. of Units    1,225,366    742,659         --         --         --         --         --         --         --         --
NY Venture No. of Units   103,103     54,291         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.502     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.152     13.502         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   379,695    547,653         --         --         --         --         --         --         --         --
Ven 24 No. of Units        27,725     55,578         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.484     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.131     13.484         --         --         --         --         --         --         --         --
No. of Units                5,806      8,315         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.493     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.141     13.493         --         --         --         --         --         --         --         --
No. of Units               23,048     15,922         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.471     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.116     13.471         --         --         --         --         --         --         --         --
No. of Units               25,874     37,295         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.507     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.157     13.507         --         --         --         --         --         --         --         --
Venture No. of Units      711,859    465,669         --         --         --         --         --         --         --         --
NY Venture No. of Units    77,218     47,971         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.475     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.121     13.475         --         --         --         --         --         --         --         --
NY Venture No. of Units    32,821     20,843         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.502     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.152     13.502         --         --         --         --         --         --         --         --
Ven 9 No. of Units         10,380     17,502         --         --         --         --         --         --         --         --
No. of Units               36,399     74,069         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.502     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.152     13.502         --         --         --         --         --         --         --         --
No. of Units                1,525      1,528         --         --         --         --         --         --         --         --
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.207     12.863     12.500         --         --         --         --         --         --         --
Value at End of Year        7.825     14.207     12.863         --         --         --         --         --         --         --
Venture No. of Units    9,044,648  7,271,861  2,853,777         --         --         --         --         --         --         --
NY Venture No. of Units   848,896    697,532    257,316         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.879     20.767     19.207     16.850     15.269     12.500         --         --         --         --
Value at End of Year       12.570     22.879     20.767     19.207     16.850     15.269         --         --         --         --
Ven 22, 20 No. of
   Units               13,741,290 14,641,379 16,173,347 15,171,705 11,353,014  1,914,838         --         --         --         --
Ven 24 No. of Units     1,871,936  1,790,257  1,874,727  1,606,897  1,046,035    284,976         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.667     20.616     19.105     16.794     15.249     12.500         --         --         --         --
Value at End of Year       12.429     22.667     20.616     19.105     16.794     15.249         --         --         --         --
No. of Units              489,152    489,962    535,410    464,185    296,693    150,995         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.124     12.833     12.500         --         --         --         --         --         --         --
Value at End of Year        7.752     14.124     12.833         --         --         --         --         --         --         --
No. of Units              284,683    322,194    113,338         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     22.509     20.503     19.029     16.752     15.234     12.500         --         --         --         --
Value at End of Year       12.323     22.509     20.503     19.029     16.752     15.234         --         --         --         --
No. of Units            1,457,364  1,374,398  1,449,360  1,208,296    603,913     60,829         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.159     12.846     12.500         --         --         --         --         --         --         --
Value at End of Year        7.783     14.159     12.846         --         --         --         --         --         --         --
Venture No. of Units    3,782,792  2,871,284    902,530         --         --         --         --         --         --         --
NY Venture No. of Units   395,176    319,197    101,357         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     22.561     20.541     12.500         --         --         --         --         --         --         --
Value at End of Year       12.358     22.561     20.541         --         --         --         --         --         --         --
NY Venture No. of Units   137,295    129,903     54,638         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.879     20.767     19.207     16.850     15.269     12.500         --         --         --         --
Value at End of Year       12.570     22.879     20.767     19.207     16.850     15.269         --         --         --         --
Ven 7, 8 No. of Units          --         --         --  1,129,093    995,032    658,720         --         --         --         --
Ven 9 No. of Units        153,426    184,170    196,984    174,537    148,164     74,053         --         --         --         --
No. of Units              856,686    985,390  1,088,570         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.879     20.767     19.207     16.850     15.269     12.500         --         --         --         --
Value at End of Year       12.570     22.879     20.767     19.207     16.850     15.269         --         --         --         --
No. of Units               47,395     65,489     68,958     75,525     70,670     49,667         --         --         --         --
AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.962     13.519     12.500         --         --         --         --         --         --         --
Value at End of Year        8.534     13.962     13.519         --         --         --         --         --         --         --
Venture No. of Units    8,064,686  7,254,372  2,666,182         --         --         --         --         --         --         --
NY Venture No. of Units   758,530    708,752    252,577         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.147     19.557     17.303     16.665     15.388     12.500         --         --         --         --
Value at End of Year       12.283     20.147     19.557     17.303     16.665     15.388         --         --         --         --
Ven 22, 20 No. of
   Units               10,574,670 11,988,857 13,399,904 12,347,704  9,224,537  1,316,880         --         --         --         --
Ven 24 No. of Units     1,488,815  1,510,475  1,549,856  1,351,548    739,263    188,796         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.960     19.415     17.211     16.610     15.368     12.500         --         --         --         --
Value at End of Year       12.145     19.960     19.415     17.211     16.610     15.368         --         --         --         --
No. of Units              360,474    363,473    395,834    392,183    254,864     88,839         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.881     13.488     12.500         --         --         --         --         --         --         --
Value at End of Year        8.454     13.881     13.488         --         --         --         --         --         --         --
No. of Units              346,437    307,462    106,288         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.821     19.309     17.143     16.569     15.353     12.500         --         --         --         --
Value at End of Year       12.042     19.821     19.309     17.143     16.569     15.353         --         --         --         --
No. of Units            1,327,858  1,406,020  1,443,864  1,241,490    601,754     71,293         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.916     13.501     12.500         --         --         --         --         --         --         --
Value at End of Year        8.488     13.916     13.501         --         --         --         --         --         --         --
Venture No. of Units    3,070,258  2,556,774    817,371         --         --         --         --         --         --         --
NY Venture No. of Units   357,865    319,506     89,819         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     19.867     19.344     12.500         --         --         --         --         --         --         --
Value at End of Year       12.076     19.867     19.344         --         --         --         --         --         --         --
NY Venture No. of Units   141,932    140,378     57,831         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.147     19.557     17.303     16.665     15.388     12.500         --         --         --         --
Value at End of Year       12.283     20.147     19.557     17.303     16.665     15.388         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    709,941    719,933    384,391         --         --         --         --
Ven 9 No. of Units         87,595    108,168    126,670     98,445    103,225     46,828         --         --         --         --
No. of Units              525,560    626,170    687,323         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.147     19.557     17.303     16.665     15.388     12.500         --         --         --         --
Value at End of Year       12.283     20.147     19.557     17.303     16.665     15.388         --         --         --         --
No. of Units               42,697     36,631     41,451     40,516     42,156     43,225         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.991     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.962     11.991         --         --         --         --         --         --         --         --
Venture No. of Units      604,877    549,139         --         --         --         --         --         --         --         --
NY Venture No. of Units    52,524     40,280         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.971     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.925     11.971         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   220,566    135,830         --         --         --         --         --         --         --         --
Ven 24 No. of Units        11,238      7,102         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     11.955     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.895     11.955         --         --         --         --         --         --         --         --
No. of Units                4,872      1,235         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.963     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.910     11.963         --         --         --         --         --         --         --         --
No. of Units               13,044     13,207         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.943     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.873     11.943         --         --         --         --         --         --         --         --
No. of Units               12,218      7,723         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.975     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.933     11.975         --         --         --         --         --         --         --         --
Venture No. of Units      336,884    328,921         --         --         --         --         --         --         --         --
NY Venture No. of Units    39,682     39,792         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.947     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.880     11.947         --         --         --         --         --         --         --         --
NY Venture No. of Units    21,775     19,210         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.971     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.925     11.971         --         --         --         --         --         --         --         --
Ven 9 No. of Units            595         --         --         --         --         --         --         --         --         --
No. of Units               15,037      1,829         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     11.971     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.925     11.971         --         --         --         --         --         --         --         --
No. of Units                  498        229         --         --         --         --         --         --         --         --
AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.636     13.247     12.500         --         --         --         --         --         --         --
Value at End of Year        8.892     15.636     13.247         --         --         --         --         --         --         --
Venture No. of Units    5,560,122  4,853,763  2,111,439         --         --         --         --         --         --         --
NY Venture No. of Units   458,165    411,607    154,671         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     31.650     26.881     23.038     19.328     16.508     12.500         --         --         --         --
Value at End of Year       17.954     31.650     26.881     23.038     19.328     16.508         --         --         --         --
Ven 22, 20 No. of Units 5,867,885  6,569,762  7,449,417  6,681,967  4,198,494    396,104         --         --         --         --
Ven 24 No. of Units       702,701    692,089    759,897    628,975    336,815     63,121         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     31.357     26.686     22.916     19.264     16.486     12.500         --         --         --         --
Value at End of Year       17.751     31.357     26.686     22.916     19.264     16.486         --         --         --         --
No. of Units              200,249    204,552    224,435    192,872    125,386     33,678         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.545     13.216     12.500         --         --         --         --         --         --         --
Value at End of Year        8.809     15.545     13.216         --         --         --         --         --         --         --
No. of Units              224,776    186,353     61,403         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     31.139     26.540     22.825     19.217     16.470     12.500         --         --         --         --
Value at End of Year       17.601     31.139     26.540     22.825     19.217     16.470         --         --         --         --
No. of Units              618,888    633,562    701,909    600,927    296,847     20,409         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.584     13.229     12.500         --         --         --         --         --         --         --
Value at End of Year        8.845     15.584     13.229         --         --         --         --         --         --         --
Venture No. of Units    2,296,187  1,844,171    768,897         --         --         --         --         --         --         --
NY Venture No. of Units   273,970    222,998     94,957         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     31.211     26.588     12.500         --         --         --         --         --         --         --
Value at End of Year       17.651     31.211     26.588         --         --         --         --         --         --         --
NY Venture No. of Units    74,159     75,121     26,669         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     31.650     26.881     23.038     19.328     16.508     12.500         --         --         --         --
Value at End of Year       17.954     31.650     26.881     23.038     19.328     16.508         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    503,980    365,786    139,282         --         --         --         --
Ven 9 No. of Units         50,745     69,449     93,661     69,812     59,490     25,971         --         --         --         --
No. of Units              389,253    502,772    540,492         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     31.650     26.881     23.038     19.328     16.508     12.500         --         --         --         --
Value at End of Year       17.954     31.650     26.881     23.038     19.328     16.508         --         --         --         --
No. of Units               32,993     34,289     39,328     25,406     13,263      2,349         --         --         --         --
AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.952     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.475     14.952         --         --         --         --         --         --         --         --
Venture No. of Units      495,739    332,536         --         --         --         --         --         --         --         --
NY Venture No. of Units    38,638     19,243         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.927     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.440     14.927         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   843,867  1,007,816         --         --         --         --         --         --         --         --
Ven 24 No. of Units        29,235     68,534         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.907     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.412     14.907         --         --         --         --         --         --         --         --
No. of Units               17,219     14,822         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.917     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.426     14.917         --         --         --         --         --         --         --         --
No. of Units               15,293     10,310         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.892     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.390     14.892         --         --         --         --         --         --         --         --
No. of Units               36,326     50,049         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.932     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.447     14.932         --         --         --         --         --         --         --         --
Venture No. of Units      330,906    165,866         --         --         --         --         --         --         --         --
NY Venture No. of Units    21,366     17,763         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.897     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.398     14.897         --         --         --         --         --         --         --         --
NY Venture No. of Units    15,497     19,671         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.927     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.440     14.927         --         --         --         --         --         --         --         --
Ven 9 No. of Units         25,521     29,989         --         --         --         --         --         --         --         --
No. of Units               70,638    116,660         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.927     12.500         --         --         --         --         --         --         --         --
Value at End of Year        8.440     14.927         --         --         --         --         --         --         --         --
No. of Units                7,589      8,307         --         --         --         --         --         --         --         --
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301     17.018
Value at End of Year       20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301
Ven 22, 20 No. of Units   282,083    385,635    551,238    740,901    893,702    992,700  1,122,669  1,239,327    948,379    638,841
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.061     17.058     14.246     14.083     12.900      9.852     12.193     12.500         --         --
Value at End of Year       10.605     17.061     17.058     14.246     14.083     12.900      9.852     12.193         --         --
No. of Units                  528        476        648      1,351      1,944      1,955      1,976      2,051         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301     17.018
Value at End of Year       20.375     32.714     32.642     27.207     26.842     24.538     18.702     23.100     22.515     20.301
Ven 7, 8 No. of Units         759      1,270      3,298      3,920      4,409      6,607      6,938         75      8,431     11,769
BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.674     13.607     11.858     10.897      9.676      8.963         --         --         --         --
Value at End of Year       12.431     15.674     13.607     11.858     10.897      9.676         --         --         --         --
Ven 22, 20 No. of Units    71,840     79,122    111,624         --         --         --         --         --         --         --
Ven 22, 20 No. of Units        --         --         --    121,309    130,694    154,537         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     14.930     13.832         --         --         --         --
Value at End of Year           --         --         --         --     16.779     14.930         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --      9.676      8.963         --         --         --         --
Value at End of Year           --         --         --         --     10.897      9.676         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --         --         --         --         --         --         --
BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
10-13-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685     25.494
Value at End of Year       40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685
Ven 22, 20 No. of Units    63,561     93,660    135,055    166,352    203,195    227,011    268,748    298,150    614,146     81,875
Ven 22, 20 Contracts with GEM
Value at Start of Year     20.552     21.104     19.032     17.542     15.528     11.063     14.763     12.500         --         --
Value at End of Year       12.095     20.552     21.104     19.032     17.542     15.528     11.063     14.763         --         --
No. of Units                1,151      1,152      1,516      2,896      3,244      3,448      3,636      3,213         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685     25.494
Value at End of Year       40.429     68.562     70.260     63.236     58.169     51.387     36.537     48.662     38.060     33.685
Ven 7, 8 No. of Units          48         48         48         48         48         48         48         --        110        111
BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 12-11-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569     21.711
Value at End of Year       14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
Ven 22, 20 No. of Units 7,199,233  8,912,778 12,189,414 15,532,968 18,984,031 22,485,941 25,377,600 30,503,258 31,246,764 26,488,218
Ven 24 No. of Units       231,333    270,530    362,331    436,620    502,535    574,881    650,695    754,939    709,638    226,750
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.077     11.786     10.928     10.516      9.800      7.709     10.343     12.500         --         --
Value at End of Year        7.395     13.077     11.786     10.928     10.516      9.800      7.709     10.343         --         --
No. of Units              126,799    127,038    162,394    164,936    164,549    183,899    195,854    118,549         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.141     10.960     10.177      9.807      9.154      7.212      9.690     11.549         --         --
Value at End of Year        6.855     12.141     10.960     10.177      9.807      9.154      7.212      9.690         --         --
No. of Units              645,104    677,677    708,840    839,169    988,319  1,055,794  1,108,760    717,328         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569     21.711
Value at End of Year       14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
Ven 7, 8 No. of Units   2,285,107  2,632,141  3,162,395  3,942,970  5,032,799  5,985,084  7,043,533  8,742,544 11,468,237 15,778,751
Ven 9 No. of Units        744,077    898,434  1,124,692  1,384,367  1,729,005  2,018,139  2,387,431  3,021,812  3,714,374  3,865,926
Ven 3 Contracts with no Optional Riders
Value at Start of Year     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569     21.711
Value at End of Year       14.968     26.415     23.761     21.987     21.115     19.639     15.418     20.643     24.518     25.569
No. of Units               80,770     98,925    114,536    179,635    211,845    242,066    296,940    463,278    588,502    603,923
BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.678     13.197     12.500         --         --         --         --         --         --         --
Value at End of Year        8.324     14.678     13.197         --         --         --         --         --         --         --
Venture No. of Units      225,323    171,765     25,056         --         --         --         --         --         --         --
NY Venture No. of Units    13,337      9,529         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.353     15.642     14.511     13.965     13.014     10.229     12.500         --         --         --
Value at End of Year        9.816     17.353     15.642     14.511     13.965     13.014     10.229         --         --         --
Ven 22, 20 No. of Units 2,310,203  2,143,893  2,186,132  2,426,185  2,127,087  1,464,888    434,406         --         --         --
Ven 24 No. of Units       595,407    500,108    563,575    617,713    441,455    236,960     28,105         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.158     15.498     14.405     13.892     12.971     10.216     12.500         --         --         --
Value at End of Year        9.687     17.158     15.498     14.405     13.892     12.971     10.216         --         --         --
No. of Units              164,296    136,844     97,626    112,838     94,352     65,314     13,018         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.592     13.167     12.500         --         --         --         --         --         --         --
Value at End of Year        8.247     14.592     13.167         --         --         --         --         --         --         --
No. of Units               27,160     17,595      1,696         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.014     15.390     14.327     13.837     12.939     10.206     12.500         --         --         --
Value at End of Year        9.591     17.014     15.390     14.327     13.837     12.939     10.206         --         --         --
No. of Units              305,091    308,579    368,089    397,493    341,742    224,970    114,270         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.629     13.180     12.500         --         --         --         --         --         --         --
Value at End of Year        8.280     14.629     13.180         --         --         --         --         --         --         --
Venture No. of Units      141,802    140,284     13,401         --         --         --         --         --         --         --
NY Venture No. of Units     5,265      3,973        204         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.062     15.430     12.500         --         --         --         --         --         --         --
Value at End of Year        9.623     17.062     15.426         --         --         --         --         --         --         --
NY Venture No. of Units     1,527      1,528         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     15.642     14.511     13.965         --         --         --         --         --         --
Value at End of Year           --     17.353     15.642     14.511         --         --         --         --         --         --
Ven 9 No. of Units             --        536        536        537         --         --         --         --         --         --
CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 11-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946     12.500         --
Value at End of Year        6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946         --
Ven 22, 20 No. of Units 5,946,816  7,854,681 10,956,831  2,037,352  2,087,170  2,311,363  2,177,602  1,618,907     59,941         --
Ven 24 No. of Units       234,099    296,396    398,342     75,936     38,685     44,220     46,829      9,622         91         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.955      9.975      9.911      8.834      8.211      6.444      9.438     12.500         --         --
Value at End of Year        6.768     10.955      9.975      9.911      8.834      8.211      6.444      9.438         --         --
No. of Units               76,257     85,791    119,381     54,834     59,515     64,689     56,526     15,563         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     10.088      9.199      9.154      8.171      7.606      5.979      8.769     10.939         --         --
Value at End of Year        6.222     10.088      9.199      9.154      8.171      7.606      5.979      8.769         --         --
No. of Units              348,336    458,660    536,760     98,371    106,974     99,871    111,049     57,393         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946     12.500         --
Value at End of Year        6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946         --
Ven 7, 8 No. of Units   1,965,368  2,288,937  2,815,570    331,262    214,254    241,453    201,160    129,831      2,055         --
Ven 9 No. of Units        336,950    392,539    497,564     37,194     18,208     21,877     10,957     18,072        699         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946     12.500         --
Value at End of Year        6.403     10.344      9.399      9.321      8.291      7.691      6.024      8.805     10.946         --
No. of Units              698,636    829,942    959,427     17,464     13,558     10,820      6,314  2,871,308         --         --
CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.919     12.644     12.500         --         --         --         --         --         --         --
Value at End of Year        8.619     13.919     12.644         --         --         --         --         --         --         --
Venture No. of Units       82,971     65,574     27,363         --         --         --         --         --         --         --
NY Venture No. of Units       184      1,827        145         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.285     14.831     14.735     13.142     12.202      9.566     12.500         --         --         --
Value at End of Year        8.937     16.285     14.831     14.735     13.142     12.202      9.566         --         --         --
Ven 22, 20 No. of Units 1,127,080  1,258,046  1,464,036    530,176    495,548    488,134    171,283         --         --         --
Ven 24 No. of Units       277,735    299,010    343,262    104,358     97,774     75,332     11,847         --         --         --
Ven 22, 20 No. of Units        --         --         --  1,462,644         --         --         --         --         --         --
Ven 24 No. of Units            --         --         --      1,392         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.102     14.694     14.628     13.073     12.162      9.553     12.500         --         --         --
Value at End of Year        9.926     16.102     14.694     14.628     13.073     12.162      9.553         --         --         --
No. of Units               73,182     99,531    118,521     43,723     42,656     29,251     10,454         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year         --         --     12.500         --         --         --         --         --         --         --
Value at End of Year        8.539         --         --         --         --         --         --         --         --         --
No. of Units                4,164         --         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.967     14.592     14.549     13.021     12.132      9.544     12.500         --         --         --
Value at End of Year        9.828     15.967     14.592     14.549     13.021     12.132      9.544         --         --         --
No. of Units              177,937    212,786    231,822     53,271     46,250     44,089     26,055         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.873     12.627     12.500         --         --         --         --         --         --         --
Value at End of Year        8.573     13.873     12.627         --         --         --         --         --         --         --
Venture No. of Units       57,898     32,083     13,681         --         --         --         --         --         --         --
NY Venture No. of Units     1,405      1,363      1,301         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --         --     12.500         --         --         --         --         --         --         --
Value at End of Year           --         --         --         --         --         --         --         --         --         --
Venture No. of Units           --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     14.831         --         --         --         --         --         --         --         --
Value at End of Year           --     16.285     14.831         --         --         --         --         --         --         --
Ven 9 No. of Units             --        482        482         --         --         --         --         --         --         --
CAPITAL APPRECIATION VALUE TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.080         --         --         --         --         --         --         --         --         --
Venture No. of Units    2,797,205         --         --         --         --         --         --         --         --         --
NY Venture No. of Units   115,834         --         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.068         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   640,689         --         --         --         --         --         --         --         --         --
Ven 24 No. of Units        15,308         --         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.058         --         --         --         --         --         --         --         --         --
No. of Units               11,635         --         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.051         --         --         --         --         --         --         --         --         --
No. of Units                3,228         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.071         --         --         --         --         --         --         --         --         --
Venture No. of Units    1,086,900         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    82,264         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.053         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    15,367         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.068         --         --         --         --         --         --         --         --         --
Ven 7, 8 No. of Units       8,177         --         --         --         --         --         --         --         --         --
Ven 9 No. of Units            339         --         --         --         --         --         --         --         --         --
CLASSIC VALUE TRUST (MERGED INTO EQUITY-INCOME TRUST EFF 05-01-2009) - SERIES II SHARES (units first credited 5-01-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.840     13.736     12.500         --         --         --         --         --         --         --
Value at End of Year        6.357     11.840     13.736         --         --         --         --         --         --         --
Venture No. of Units       75,699     67,302     40,767         --         --         --         --         --         --         --
NY Venture No. of Units     7,998      6,261        723         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.564     16.940     14.830     13.768     12.500         --         --         --         --         --
Value at End of Year        7.801     14.564     16.940     14.830     13.768         --         --         --         --         --
Ven 22, 20 No. of Units   316,136    534,747    656,894    343,944    195,690         --         --         --         --         --
Ven 24 No. of Units        13,993     11,133     22,341      9,440      6,324         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.458     16.850     14.781     13.750     12.500         --         --         --         --         --
Value at End of Year        7.728     14.458     16.850     14.781     13.750         --         --         --         --         --
No. of Units                1,003      1,734     18,363      2,161      2,146         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.771     13.704     12.500         --         --         --         --         --         --         --
Value at End of Year        6.298     11.771     13.704         --         --         --         --         --         --         --
No. of Units                6,218      5,497      1,487         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.379     16.783     14.744     13.736      1.500         --         --         --         --         --
Value at End of Year        7.674     14.379     16.783     14.744     13.736         --         --         --         --         --
No. of Units               36,527     34,122     53,842     27,406      7,505         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.800     13.718     12.500         --         --         --         --         --         --         --
Value at End of Year        6.323     11.800     13.718         --         --         --         --         --         --         --
Venture No. of Units       27,292     16,592      8,158         --         --         --         --         --         --         --
NY Venture No. of Units     2,527      1,808      1,154         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.405     16.805     12.500         --         --         --         --         --         --         --
Value at End of Year        7.692     14.405     16.805         --         --         --         --         --         --         --
NY Venture No. of Units       349        333        283         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.564     16.940     14.830     13.768     12.500         --         --         --         --         --
Value at End of Year        7.801     14.564     16.940     14.830     13.768         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     30,839      8,966         --         --         --         --         --
Ven 9 No. of Units          5,547      3,696      4,677      3,955      4,949         --         --         --         --         --
No. of Units               40,804     47,226     58,360         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.564     16.940     14.830     13.768     12.500         --         --         --         --         --
Value at End of Year        7.801     14.564     16.940     14.830     13.768         --         --         --         --         --
No. of Units                2,699      2,699      2,699      3,847         --         --         --         --         --         --
CORE ALLOCATION PLUS TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.762         --         --         --         --         --         --         --         --         --
Venture No. of Units    1,474,893         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    55,949         --         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.750         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units    99,894         --         --         --         --         --         --         --         --         --
Ven 24 No. of Units         3,190         --         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.740         --         --         --         --         --         --         --         --         --
No. of Units                2,379         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.752         --         --         --         --         --         --         --         --         --
Venture No. of Units      337,267         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    71,730         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.736         --         --         --         --         --         --         --         --         --
NY Venture No. of Units     4,966         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        8.750         --         --         --         --         --         --         --         --         --
Ven 7, 8 No. of Units       1,918         --         --         --         --         --         --         --         --         --
CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.339     12.755     12.484     12.500         --         --         --         --         --         --
Value at End of Year       13.567     13.339     12.755     12.484         --         --         --         --         --         --
Ven 22, 20 No. of Units   204,068    101,235     45,634     18,055         --         --         --         --         --         --
Ven 24 No. of Units        18,618      5,546      7,208        584         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.269     12.713     12.467         --         --         --         --         --         --         --
Value at End of Year       13.468     13.269     12.713         --         --         --         --         --         --         --
No. of Units                7,717      4,074      1,116         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.216     12.681     12.455     12.500         --         --         --         --         --         --
Value at End of Year       13.394     13.216     12.681     12.455         --         --         --         --         --         --
No. of Units               22,161      4,353      3,110      1,830         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.339     12.755     12.484     12.500         --         --         --         --         --         --
Value at End of Year       13.567     13.339     12.755     12.484         --         --         --         --         --         --
Ven 9 No. of Units          3,146      2,729      1,389         --         --         --         --         --         --         --
No. of Units               13,314     27,298      5,636      5,065         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.339     12.755     12.484     12.500         --         --         --         --         --         --
Value at End of Year       13.567     13.339     12.755     12.484         --         --         --         --         --         --
No. of Units                2,434      2,688        784        828         --         --         --         --         --         --
CORE EQUITY TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 05-01-2009) - SERIES II SHARES (units first credited 5-03-2004)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.463     13.421     12.500         --         --         --         --         --         --         --
Value at End of Year        5.594     12.463     13.421         --         --         --         --         --         --         --
Venture No. of Units       62,404     39,515     14,013         --         --         --         --         --         --         --
NY Venture No. of Units     2,891      2,149         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.282     15.419     14.685     14.079     12.500         --         --         --         --         --
Value at End of Year        6.395     14.282     15.419     14.685     14.079         --         --         --         --         --
Ven 22, 20 No. of Units   630,079    685,540    955,476    942,809    450,684         --         --         --         --         --
Ven 24 No. of Units       241,658    186,815    186,501    159,623     55,365         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.178     15.337     14.636     14.060     12.500         --         --         --         --         --
Value at End of Year        6.335     14.178     15.337     14.636     14.060         --         --         --         --         --
No. of Units               16,928     11,308     10,656     12,149      7,312         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.390     13.390     12.500         --         --         --         --         --         --         --
Value at End of Year        5.542     12.390     13.390         --         --         --         --         --         --         --
No. of Units                3,854      2,850        104         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.100     15.276     14.600     14.046     12.500         --         --         --         --         --
Value at End of Year        6.291     14.100     15.276     14.600     14.046         --         --         --         --         --
No. of Units               80,707     71,839     82,006     68,485     34,607         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.421     13.403     12.500         --         --         --         --         --         --         --
Value at End of Year        5.564     12.421     13.403         --         --         --         --         --         --         --
Venture No. of Units       20,643     16,175      9,117         --         --         --         --         --         --         --
NY Venture No. of Units     1,768      1,058         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.126     15.296     12.500         --         --         --         --         --         --         --
Value at End of Year        6.306     14.126     15.296         --         --         --         --         --         --         --
NY Venture No. of Units       498        403        373         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.282     15.419     14.685     14.079     12.500         --         --         --         --         --
Value at End of Year        6.395     14.282     15.419     14.685     14.079         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     52,604     21,316         --         --         --         --         --
Ven 9 No. of Units          6,799      3,758      3,321      4,780      1,367         --         --         --         --         --
No. of Units               50,037     40,426     55,847         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.282     15.419     14.685     14.079     12.500         --         --         --         --         --
Value at End of Year        6.395     14.282     15.419     14.685     14.079         --         --         --         --         --
No. of Units                   58         58         58      1,112         40         --         --         --         --         --
CORE STRATEGY TRUST (FORMERLY INDEX ALLOCATION TRUST) - SERIES II SHARES (units first credited 2-13-2006)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.942     13.237     12.500         --         --         --         --         --         --         --
Value at End of Year       10.134     13.942     13.237         --         --         --         --         --         --         --
Venture No. of Units    6,586,789  4,059,033    998,348         --         --         --         --         --         --         --
NY Venture No. of Units   561,858    396,385     41,787         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.206     13.521     12.500         --         --         --         --         --         --         --
Value at End of Year       10.299     14.206     13.521         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   583,273    391,182    258,520         --         --         --         --         --         --         --
Ven 24 No. of Units       124,058    108,703     82,924         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.152     13.497     12.500         --         --         --         --         --         --         --
Value at End of Year       10.240     14.152     13.497         --         --         --         --         --         --         --
No. of Units               36,706     37,332      6,902         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.861     13.206     12.500         --         --         --         --         --         --         --
Value at End of Year       10.039     13.861     13.206         --         --         --         --         --         --         --
No. of Units              123,361    115,713     23,088         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.113     13.480     12.500         --         --         --         --         --         --         --
Value at End of Year       10.196     14.113     13.480         --         --         --         --         --         --         --
No. of Units              100,708     66,138     49,759         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.896     13.219     12.500         --         --         --         --         --         --         --
Value at End of Year       10.080     13.896     13.219         --         --         --         --         --         --         --
Venture No. of Units    1,489,443    850,317    187,147         --         --         --         --         --         --         --
NY Venture No. of Units   348,769    273,308     96,196         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     14.126     13.486     12.500         --         --         --         --         --         --         --
Value at End of Year       10.211     14.126     13.486         --         --         --         --         --         --         --
NY Venture No. of Units   247,311    232,199     81,623         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.206     13.521     12.500         --         --         --         --         --         --         --
Value at End of Year       10.299     14.206     13.521         --         --         --         --         --         --         --
Ven 9 No. of Units         25,922      7,346      6,128         --         --         --         --         --         --         --
No. of Units                4,639      2,522        582         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     12.500         --         --         --         --         --         --         --
Value at End of Year           --         --     13.521         --         --         --         --         --         --         --
No. of Units                   --         --        549         --         --         --         --         --         --         --
DISCIPLINED DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 6-16-2008)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.146         --         --         --         --         --         --         --         --         --
Venture No. of Units    2,579,913         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    92,791         --         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.134         --         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units   379,600         --         --         --         --         --         --         --         --         --
Ven 24 No. of Units        38,482         --         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.124         --         --         --         --         --         --         --         --         --
No. of Units                2,562         --         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.116         --         --         --         --         --         --         --         --         --
No. of Units               13,717         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.136         --         --         --         --         --         --         --         --         --
Venture No. of Units      542,247         --         --         --         --         --         --         --         --         --
NY Venture No. of Units    43,213         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.119         --         --         --         --         --         --         --         --         --
NY Venture No. of Units     6,428         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.134         --         --         --         --         --         --         --         --         --
Ven 7, 8 No. of Units       1,679         --         --         --         --         --         --         --         --         --
Ven 9 No. of Units            286         --         --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     12.500         --         --         --         --         --         --         --         --         --
Value at End of Year        9.134         --         --         --         --         --         --         --         --         --
No. of Units               17,512         --         --         --         --         --         --         --         --         --
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     22.635     21.944     20.680     19.585     18.002     18.126
Value at End of Year           --         --         --         --     23.179     22.635     21.944     20.680     19.585     18.002
Ven 22, 20 No. of Units        --         --         --         --  2,451,446  3,247,639  3,830,780  3,473,530  2,375,580  2,009,670
Ven 24 No. of Units            --         --         --         --     91,613    114,522    127,432    108,613     55,437     17,160

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     14.230     13.823     13.053     12.500         --         --
Value at End of Year           --         --         --         --     14.543     14.230     13.823     13.053         --         --
No. of Units                   --         --         --         --     46,714     60,153     69,401     34,735         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     15.086     14.676     13.879     13.191         --         --
Value at End of Year           --         --         --         --     15.394     15.086     14.676     13.879         --         --
No. of Units                   --         --         --         --    325,466    410,764    473,733    222,382         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     22.635     21.944     20.680     19.585     18.002     18.126
Value at End of Year           --         --         --         --     23.179     22.635     21.944     20.680     19.585     18.002
Ven 7, 8 No. of Units          --         --         --         --  1,528,634  1,881,095  2,349,437  2,530,816  2,848,295  4,323,305
Ven 9 No. of Units             --         --         --         --    170,366    219,135    262,580    331,627    315,200    398,119
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     22.635     21.944     20.680     19.585     18.002     18.126
Value at End of Year           --         --         --         --     23.179     22.635     21.944     20.680     19.585     18.002
No. of Units                   --         --         --         --    578,546    659,274    729,775    792,313    927,984  1,192,638
DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.616     13.202     12.500         --         --         --
Value at End of Year           --         --         --         --     13.917     13.616     13.202         --         --         --
Ven 22, 20 No. of Units        --         --         --         --  4,068,445    651,047    222,116         --         --         --
Ven 24 No. of Units            --         --         --         --    557,947    107,334     23,178         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     13.572     13.186     12.500         --         --         --
Value at End of Year           --         --         --         --     13.844     13.572     13.186         --         --         --
No. of Units                   --         --         --         --    129,079     25,447      2,414         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     13.539     13.173     12.500         --         --         --
Value at End of Year           --         --         --         --     13.789     13.539     13.173         --         --         --
No. of Units                   --         --         --         --    577,436    155,027     67,059         --         --         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907     12.500         --
Value at End of Year           --      5.939      5.512      5.034      4.542      4.187      3.291      4.659      7.907         --
Ven 22, 20 No. of Units        --  5,377,313  7,361,994  9,317,291 10,786,224 12,729,891  8,961,543  9,700,101  7,614,395         --
Ven 24 No. of Units            --    155,157    176,230    218,119    241,167    304,799    233,914    274,486    241,011         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --      7.358      6.734      6.087      5.624      4.428      6.282     12.500         --         --
Value at End of Year           --      7.912      7.358      6.734      6.087      5.624      4.428      6.282         --         --
No. of Units                   --     72,969    110,820    139,870    154,989    185,574     31,566      5,809         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --      5.987      5.487      4.968      4.596      3.625      5.150      8.771         --         --
Value at End of Year           --      6.428      5.987      5.487      4.968      4.596      3.625      5.150         --         --
No. of Units                   --    419,395    461,525    571,073    684,192    783,009    338,853    307,765         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907     12.500         --
Value at End of Year           --      5.939      5.512      5.034      4.542      4.187      3.291      4.659      7.907         --
Ven 7, 8 No. of Units          --    262,947    287,852    474,502    466,885    651,221    480,994    612,926    667,786         --
Ven 9 No. of Units             --     73,458     55,213    120,031    138,151    220,788    148,177    178,325    183,454         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --      5.512      5.034      4.542      4.187      3.291      4.659      7.907     12.500         --
Value at End of Year           --      5.939      5.512      5.034      4.542      4.187      3.291      4.659      7.907         --
No. of Units                   --     56,338     56,644     38,512     42,370     80,967     32,882     25,217     26,242         --
DYNAMIC GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     16.869     15.449     13.987     12.892     10.126     12.500         --         --         --
Value at End of Year           --     18.160     16.869     15.449     13.987     12.892     10.126         --         --         --
Ven 22, 20 No. of Units        --    385,097    437,876    485,231    508,649    501,234     49,341         --         --         --
Ven 24 No. of Units            --     71,449     72,413     86,993     87,810    304,799      4,320         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     16.713     15.338     13.913     12.850     10.113     12.500         --         --         --
Value at End of Year           --     17.956     16.713     15.338     13.913     12.850     10.113         --         --         --
No. of Units                   --     26,321     31,261     34,747     34,650     35,685        344         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     16.597     15.254     13.858     12.819     10.103     12.500         --         --         --
Value at End of Year           --     17.805     16.597     15.254     13.858     12.819     10.103         --         --         --
No. of Units                   --     55,639     59,088     63,000     77,582     81,895      5,544         --         --         --
EMERGING GROWTH TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     19.796     18.023     17.020     16.185     12.500         --         --         --         --
Value at End of Year           --     20.248     19.796     18.023     17.020     16.185         --         --         --         --
Ven 22, 20 No. of Units        --    144,527    237,015    167,794     50,560     13,794         --         --         --         --
Ven 24 No. of Units            --     15,263     23,489     22,133     12,823      8,067         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     19.652     17.927     16.964     16.164     12.500         --         --         --         --
Value at End of Year           --     20.061     19.652     17.927     16.964     16.164         --         --         --         --
No. of Units                   --      5,794      5,011      1,547        384        357         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     19.544     17.856     16.922     16.148     12.500         --         --         --         --
Value at End of Year           --     19.921     19.544     17.856     16.922     16.148         --         --         --         --
No. of Units                   --      5,422     16,202      6,102      4,719      1,834         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     19.796     18.023     17.020     16.185     12.500         --         --         --         --
Value at End of Year           --     20.248     19.796     18.023     17.020     16.185         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     21,272         --     16,082         --         --         --         --
Ven 9 No. of Units             --      2,599      3,866      1,440         --         --         --         --         --         --
No. of Units                   --     10,158     17,604         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     19.796     18.023     17.020     16.185     12.500         --         --         --         --
Value at End of Year           --     20.248     19.796     18.023     17.020     16.185         --         --         --         --
No. of Units                   --        273        220         63        454        371         --         --         --         --
EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611     14.382
Value at End of Year       11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611
Ven 22, 20 No. of Units 1,534,437  2,071,453  2,902,602  3,586,277    119,016  5,238,825  5,473,386  6,129,545  5,651,577  2,674,565
Ven 24 No. of Units        46,307     60,316     80,306     92,675      1,779    115,947    131,999    148,141    140,787     28,218
Ven 22, 20 Contracts with GEM
Value at Start of Year     10.585      9.955      9.878     16.964      8.706      6.331      9.087     12.500         --         --
Value at End of Year        5.908     10.585      9.955      9.878     16.964      8.706      6.331      9.087         --         --
No. of Units               33,858     44,896     49,054     54,317        454     54,907     48,853     22,330         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      9.642      9.082      9.025     16.922      7.978      5.811      8.353     10.933         --         --
Value at End of Year        5.374      9.642      9.082      9.025     16.922      7.978      5.811      8.353         --         --
No. of Units               97,148    110,634    150,681    161,854      4,653    181,355    175,141    104,648         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611     14.382
Value at End of Year       11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611
Ven 7, 8 No. of Units     171,248    212,432    275,421    365,309     14,090    631,865    656,393    758,799  1,027,485    688,247
Ven 9 No. of Units         76,850     92,518    134,706    168,757        605    247,431    276,174    359,369    430,974    391,438
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611     14.382
Value at End of Year       11.741     20.992     19.704     19.512     17.020     17.129     12.431     17.807     23.226     24.611
No. of Units               12,239     14,033     17,953     20,365     25,412     37,522     26,484     39,039     50,267     25,011

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.988     15.036     14.922     14.431     13.147      9.559     12.500         --         --         --
Value at End of Year        8.923     15.988     15.036     14.922     14.431     13.147      9.559         --         --         --
Ven 22, 20 No. of Units   514,977    594,096    720,952    863,633    879,078    824,615    230,726         --         --         --
Ven 24 No. of Units       119,313    128,708    142,203    148,075    149,872    103,731     15,125         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.809     14.897     14.814     14.355     13.104      9.547     12.500         --         --         --
Value at End of Year        8.806     15.809     14.897     14.814     14.355     13.104      9.547         --         --         --
No. of Units               36,346     39,001     40,080     54,718     53,241     43,436     12,300         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.676     14.794     14.733     14.298     13.072      9.537     12.500         --         --         --
Value at End of Year        8.718     15.676     14.794     14.733     14.298     13.072      9.537         --         --         --
No. of Units               58,893     67,001     77,557     75,726     78,619     44,947     19,621         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     15.036     14.922     14.431         --         --         --         --         --         --
Value at End of Year           --     15.988     15.036     14.922         --         --         --         --         --         --
Ven 9 No. of Units             --        234        234        234         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.988     15.036     14.922     14.431         --         --         --         --         --         --
Value at End of Year        8.923     15.988     15.036     14.922         --         --         --         --         --         --
No. of Units                  169        169        169        169         --         --         --         --         --         --
EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488     22.055
Value at End of Year       23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
Ven 22, 20 No. of Units 5,075,386  6,642,910  8,598,074 10,803,082 12,499,064 14,125,438 15,938,821 17,197,487 14,733,796 16,855,400
Ven 24 No. of Units       142,330    182,387    228,524    260,545    294,842    308,987    338,294    344,261    245,151    119,865
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.081     17.779     15.178     14.840     13.135     10.628     12.454     12.500         --         --
Value at End of Year       11.394     18.081     17.779     15.178     14.840     13.135     10.628     12.454         --         --
No. of Units              117,429    140,914    152,819    168,581    187,771    205,134    233,778    133,710         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     20.429     20.118     17.200     16.843     14.930     12.099     14.198     14.266         --         --
Value at End of Year       12.854     20.429     20.118     17.200     16.843     14.930     12.099     14.198         --         --
No. of Units              464,056    593,967    637,827    710,729    816,827    878,873    937,928    497,735         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488     22.055
Value at End of Year       23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
Ven 7, 8 No. of Units   1,954,364  2,558,033  3,110,857  3,712,464  4,340,139  5,058,291  5,802,213  6,035,757  7,510,123 12,270,107
Ven 9 No. of Units        816,714    993,459  1,179,680  1,386,438  1,650,433  1,864,958  2,149,865  2,608,255  2,972,349  3,820,578
Ven 3 Contracts with no Optional Riders
Value at Start of Year     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488     22.055
Value at End of Year       23.220     36.772     36.086     30.745     30.000     26.500     21.400     25.026     25.057     22.488
No. of Units               92,657    118,103    139,951    172,195    188,313    217,391    236,397    302,874    315,202    452,981
EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.044     13.772     12.500         --         --         --         --         --         --         --
Value at End of Year        8.863     14.044     13.772         --         --         --         --         --         --         --
Venture No. of Units      386,082    277,900    121,397         --         --         --         --         --         --         --
NY Venture No. of Units    44,266     38,501      9,075         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.758     17.458     14.907     14.574     12.896     10.429     12.500         --         --         --
Value at End of Year       11.179     17.758     17.458     14.907     14.574     12.896     10.429         --         --         --
Ven 22, 20 No. of Units 2,424,767  2,894,629  3,176,778  3,409,793  3,133,404  2,265,670    755,595         --         --         --
Ven 24 No. of Units       767,687    812,147    841,497    854,852    694,773    430,625     94,077         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.559     17.297     14.799     14.498     12.854     10.416     12.500         --         --         --
Value at End of Year       11.031     17.559     17.297     14.799     14.498     12.854     10.416         --         --         --
No. of Units              179,379    235,551    278,674    245,902    197,925    138,512     39,430         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.962     13.740     12.500         --         --         --         --         --         --         --
Value at End of Year        8.780     13.962     13.740         --         --         --         --         --         --         --
No. of Units               26,259     24,969      7,023         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.411     17.177     14.718     14.440     12.823     10.406     12.500         --         --         --
Value at End of Year       10.922     17.411     17.177     14.718     14.440     12.823     10.406         --         --         --
No. of Units              409,747    524,235    572,491    588,478    543,232    422,296    208,253         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.997     13.754     12.500         --         --         --         --         --         --         --
Value at End of Year        8.816     13.997     13.754         --         --         --         --         --         --         --
Venture No. of Units      191,302    141,008     53,618         --         --         --         --         --         --         --
NY Venture No. of Units    14,024     11,020      5,618         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.461     17.217     12.500         --         --         --         --         --         --         --
Value at End of Year       10.958     17.461     17.217         --         --         --         --         --         --         --
NY Venture No. of Units    12,580     14,806         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     17.458     14.907     14.574         --         --         --         --         --         --
Value at End of Year           --     17.758     17.458     14.907         --         --         --         --         --         --
Ven 9 No. of Units             --        544        544        544         --         --         --         --         --         --
FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500         --         --
Value at End of Year        8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524         --         --
Ven 22, 20 No. of Units   747,308    783,943  1,119,991  1,004,231  1,111,707  1,269,986  1,255,734    799,900         --         --
Ven 24 No. of Units        13,452     18,283     51,722     30,285     30,060     32,452     29,105     20,462         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.942     17.386     14.348     13.281     12.226      9.300     11.509     12.500         --         --
Value at End of Year        8.683     15.942     17.386     14.348     13.281     12.226      9.300     11.509         --         --
No. of Units               24,056     26,767     34,203     46,935     44,311     55,658     59,621     35,321         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.783     17.239     14.248     13.208     12.177      9.277     11.497     12.500         --         --
Value at End of Year        8.583     15.783     17.239     14.248     13.208     12.177      9.277     11.497         --         --
No. of Units               43,268     69,285     93,301     96,858    109,141    129,017    129,019     48,896         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500         --         --
Value at End of Year        8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524         --         --
Ven 7, 8 No. of Units      43,795     61,154    107,879     74,034     72,407     74,945     54,119     49,914         --         --
Ven 9 No. of Units         14,569     26,597     51,897     31,505     51,852     67,850     54,479     66,421         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     16.156     17.584     14.483     13.379     12.292      9.332     11.524     12.500         --         --
Value at End of Year        8.817     16.156     17.584     14.483     13.379     12.292      9.332     11.524         --         --
No. of Units                2,743      2,259      5,780      3,618      4,497      2,538      1,030      2,486         --         --
FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.268     14.421     12.500         --         --         --         --         --         --         --
Value at End of Year        7.246     13.268     14.421         --         --         --         --         --         --         --
Venture No. of Units       88,193     68,733     27,178         --         --         --         --         --         --         --
NY Venture No. of Units     6,973      7,731      3,941         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.582     19.159     15.825     14.638     13.485     10.251     12.500         --         --         --
Value at End of Year        9.578     17.582     19.159     15.825     14.638     13.485     10.251         --         --         --
Ven 22, 20 No. of Units   625,344    543,766    590,069    550,055    560,302    458,935    140,405         --         --         --
Ven 24 No. of Units        90,301     97,962    101,990    101,634    101,308     68,399      5,638         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.385     18.982     15.710     14.561     13.441     10.238     12.500         --         --         --
Value at End of Year        9.451     17.385     18.982     15.710     14.561     13.441     10.238         --         --         --
No. of Units               25,537     27,135     33,702     33,773     33,704     31,261      2,971         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.190     14.388     12.500         --         --         --         --         --         --         --
Value at End of Year        7.178     13.190     14.388         --         --         --         --         --         --         --
No. of Units               11,523     11,520      7,082         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.238     18.850     15.625     14.503     13.408     10.228     12.500         --         --         --
Value at End of Year        9.357     17.238     18.850     15.625     14.503     13.408     10.228         --         --         --
No. of Units               49,630     60,614     68,673     62,037     69,672     56,204     28,212         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.223     14.402     12.500         --         --         --         --         --         --         --
Value at End of Year        7.207     13.223     14.402         --         --         --         --         --         --         --
Venture No. of Units       58,336     46,458     20,886         --         --         --         --         --         --         --
NY Venture No. of Units     5,288      2,896        741         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.287     18.894     12.500         --         --         --         --         --         --         --
Value at End of Year        9.389     17.287     18.894         --         --         --         --         --         --         --
NY Venture No. of Units     2,999      2,636      1,101         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     15.825         --         --         --         --         --         --         --
Value at End of Year           --         --     19.159         --         --         --         --         --         --         --
No. of Units                   --         --         78         --         --         --         --         --         --         --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.013     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.653     12.013         --         --         --         --         --         --         --         --
Venture No. of Units   31,082,612 17,047,722         --         --         --         --         --         --         --         --
NY Venture No. of Units 1,568,153  1,077,236         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.993     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.621     11.993         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units 2,664,610  1,581,970         --         --         --         --         --         --         --         --
Ven 24 No. of Units        76,354    115,571         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     11.977     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.596     11.977         --         --         --         --         --         --         --         --
No. of Units               84,807     81,387         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.985     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.609     11.985         --         --         --         --         --         --         --         --
No. of Units              533,403    513,377         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     11.965     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.577     11.965         --         --         --         --         --         --         --         --
No. of Units              212,611    214,748         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.997     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.628     11.997         --         --         --         --         --         --         --         --
Venture No. of Units   11,927,266  6,802,677         --         --         --         --         --         --         --         --
NY Venture No. of Units 1,068,086    428,009         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.969     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.583     11.969         --         --         --         --         --         --         --         --
NY Venture No. of Units   340,873    350,415         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.993     12.500         --         --         --         --         --         --         --         --
Value at End of Year        7.621     11.993         --         --         --         --         --         --         --         --
Ven 9 No. of Units         26,501     10,029         --         --         --         --         --         --         --         --
No. of Units               45,110     31,727         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        7.621         --         --         --         --         --         --         --         --         --
No. of Units                4,394         --         --         --         --         --         --         --         --         --
FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500         --         --
Value at End of Year       10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620         --         --
Ven 22, 20 No. of
   Units               14,791,428  3,677,218  4,456,709  4,956,132  5,195,638  5,016,819  4,944,472  3,238,959         --         --
Ven 24 No. of Units       451,527     65,367     76,960     78,469     73,404     75,103     69,672     29,957         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.628     16.241     14.411     13.453     12.228      9.570     11.605     12.500         --         --
Value at End of Year        9.929     16.628     16.241     14.411     13.453     12.228      9.570     11.605         --         --
No. of Units              198,225     89,701    104,332    123,793    129,106         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.462     16.104     14.310     13.379     12.179      9.546     11.593     12.500         --         --
Value at End of Year        6.552     16.462     16.104     14.310     13.379     12.179      9.546     11.593         --         --
No. of Units              669,225    348,295    390,175    473,551    520,972    531,469    559,715    209,656         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500         --         --
Value at End of Year       10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620         --         --
Ven 7, 8 No. of Units   6,189,824    397,266    423,624    493,187    529,708    511,341    416,445    260,833         --         --
Ven 9 No. of Units      1,736,112     68,627     79,006     90,805    110,276     91,136     75,283     51,189         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     16.851     16.426     14.546     13.552     12.293      9.602     11.620     12.500         --         --
Value at End of Year       10.082     16.851     16.426     14.546     13.552     12.293      9.602     11.620         --         --
No. of Units              420,819     23,018     29,918     29,027     24,546     29,227     21,355        809         --         --
FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.000     13.635     12.500         --         --         --         --         --         --         --
Value at End of Year        8.379     14.000     13.635         --         --         --         --         --         --         --
Venture No. of Units    1,811,029  1,694,582    874,971         --         --         --         --         --         --         --
NY Venture No. of Units   105,403    106,112     22,139         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.357     17.923     15.909     14.842     13.506     10.570     12.500         --         --         --
Value at End of Year       10.958     18.357     17.923     15.909     14.842     13.506     10.570         --         --         --
Ven 22, 20 No. of Units 3,700,695  3,114,177  3,280,406  2,868,900  2,054,168  1,347,482    419,804         --         --         --
Ven 24 No. of Units       756,057    588,265    622,613    531,230    437,675    282,797     87,372         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.151     17.757     15.794     14.764     13.462     10.557     12.500         --         --         --
Value at End of Year       10.813     18.151     17.757     15.794     14.764     13.462     10.557         --         --         --
No. of Units              224,359    199,176    196,807    172,364    117,730         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.919     13.603     12.500         --         --         --         --         --         --         --
Value at End of Year        8.301     13.919     13.603         --         --         --         --         --         --         --
No. of Units               68,430     55,943      3,990         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.998     17.635     15.708     14.705     13.429     10.547     12.500         --         --         --
Value at End of Year       10.706     17.998     17.635     15.708     14.705     13.429     10.547         --         --         --
No. of Units              586,057    406,769    443,412    429,488    385,620    222,592     99,581         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.954     13.617     12.500         --         --         --         --         --         --         --
Value at End of Year        8.334     13.954     13.617         --         --         --         --         --         --         --
Venture No. of Units      776,836    694,706    391,049         --         --         --         --         --         --         --
NY Venture No. of Units   127,139    117,272     66,916         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     18.049     17.675     12.500         --         --         --         --         --         --         --
Value at End of Year       10.742     18.049     17.675         --         --         --         --         --         --         --
NY Venture No. of Units    53,698     51,413      4,879         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     15.909         --         --         --         --         --         --         --
Value at End of Year       10.958         --     17.923         --         --         --         --         --         --         --
Ven 9 No. of Units            220         --         --         --         --         --         --         --         --         --
No. of Units                   --         --         78         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.357     17.923     15.909     14.842         --         --         --         --         --         --
Value at End of Year       10.958     18.357     17.923     15.909         --         --         --         --         --         --
No. of Units                  233        233        234        234         --         --         --         --         --         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990     12.500         --
Value at End of Year        8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990         --
Ven 22, 20 No. of Units 1,238,519  1,840,616  2,489,104  2,648,217  2,637,119  2,533,934  3,184,540  3,545,932  2,080,534         --
Ven 24 No. of Units        44,662     48,968     65,814     71,315     75,953     83,497     77,559     93,268     59,879         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.029     12.594     11.274     10.787      9.723      7.815     10.341     12.500         --         --
Value at End of Year        8.425     13.029     12.594     11.274     10.787      9.723      7.815     10.341         --         --
No. of Units               24,012     30,308     35,442     36,981     45,603     45,068     49,734     27,818         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.953     12.539     11.242     10.772      9.724      7.827     10.373     12.189         --         --
Value at End of Year        8.363     12.953     12.539     11.242     10.772      9.724      7.827     10.373         --         --
No. of Units               40,995     50,612     63,223     57,018     65,800     69,067     64,138     49,776         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990     12.500         --
Value at End of Year        8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990         --
Ven 7, 8 No. of Units      95,548    101,871    119,395    135,911    124,364     75,274     84,162     72,009     55,951         --
Ven 9 No. of Units         31,117     45,525     55,511     86,572     91,321    197,091    112,271     94,933     22,537         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990     12.500         --
Value at End of Year        8.461     13.058     12.597     11.254     10.746      9.667      7.754     10.240     11.990         --
No. of Units                  992      1,361      1,877      1,878      6,009      5,158      2,734      5,819      4,235         --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.805     13.317     12.500         --         --         --         --         --         --         --
Value at End of Year        8.953     13.805     13.317         --         --         --         --         --         --         --
Venture No. of Units    1,311,728  1,356,944    640,756         --         --         --         --         --         --         --
NY Venture No. of Units    59,363     69,351     15,679         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.964     16.405     14.686     14.058     12.670     10.159     12.500         --         --         --
Value at End of Year       10.974     16.964     16.405     14.686     14.058     12.670     10.159         --         --         --
Ven 22, 20 No. of Units 1,513,106  1,635,289  1,645,204  1,361,652    573,222    231,726     25,179         --         --         --
Ven 24 No. of Units       186,739    211,829    251,316    133,595     56,574     16,384      2,183         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.774     16.254     14.579     13.984     12.628     10.146     12.500         --         --         --
Value at End of Year       10.829     16.774     16.254     14.579     13.984     12.628     10.146         --         --         --
No. of Units               43,899     46,968     49,962     53,296     30,366      6,037      1,458         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.724     13.286     12.500         --         --         --         --         --         --         --
Value at End of Year        8.869     13.724     13.286         --         --         --         --         --         --         --
No. of Units               40,306     39,058      2,739         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.632     16.141     14.500     13.929     12.597     10.137     12.500         --         --         --
Value at End of Year       10.722     16.632     16.141     14.500     13.929     12.597     10.137         --         --         --
No. of Units              127,108    138,712    139,185    117,941     90,608     20,881     11,718         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.759     13.299     12.500         --         --         --         --         --         --         --
Value at End of Year        8.905     13.759     13.299         --         --         --         --         --         --         --
Venture No. of Units      448,702    421,113    256,001         --         --         --         --         --         --         --
NY Venture No. of Units    86,536     86,720     49,765         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     16.679     16.179     12.500         --         --         --         --         --         --         --
Value at End of Year       10.757     16.679     16.179         --         --         --         --         --         --         --
NY Venture No. of Units    27,610     26,699      3,942         --         --         --         --         --         --         --
GLOBAL BOND TRUST - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633     21.333
Value at End of Year       27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633
Ven 22, 20 No. of Units 1,069,669  1,285,665  1,411,185  1,769,002  2,031,568  2,317,481  2,458,560  1,519,001  1,896,073  1,901,881
Ven 24 No. of Units        22,702     20,562     27,268     31,085     35,451     38,099     49,164     27,425     21,354      6,544
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.671     17.307     16.705     18.162     16.740     14.741     12.469     12.500         --         --
Value at End of Year       17.551     18.671     17.307     16.705     18.162     16.740     14.741     12.469         --         --
No. of Units               12,949     21,140     21,317     13,319     13,675     14,044      9,109      1,407         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.867     17.514     16.931     18.435     17.018     15.007     12.714     12.872         --         --
Value at End of Year       17.708     18.867     17.514     16.931     18.435     17.018     15.007     12.714         --         --
No. of Units               94,240     92,299     99,913    102,238     94,079     92,810    116,859     32,769         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633     21.333
Value at End of Year       27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633
Ven 7, 8 No. of Units     621,666    697,641    817,594  1,020,803  1,199,088  1,423,804  1,691,185  1,797,052  2,367,669  3,930,738
Ven 9 No. of Units         83,960     96,827    118,108    136,559    151,168    188,785    260,796    198,513    266,250    337,556
Ven 3 Contracts with no Optional Riders
Value at Start of Year     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633     21.333
Value at End of Year       27.852     29.570     27.354     26.351     28.591     26.301     23.114     19.513     19.686     19.633
No. of Units               54,276     66,537     82,086    113,908    116,008    128,081    142,880    142,190    182,642    243,349
GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.713     12.687     12.500         --         --         --         --         --         --         --
Value at End of Year       12.924     13.713     12.687         --         --         --         --         --         --         --
Venture No. of Units      830,653  1,080,682    547,568         --         --         --         --         --         --         --
NY Venture No. of Units    62,549     66,427     14,348         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.155     16.838     16.251     17.654     16.266     14.323     12.500         --         --         --
Value at End of Year       17.068     18.155     16.838     16.251     17.654     16.266     14.323         --         --         --
Ven 22, 20 No. of Units 1,317,815  1,694,734  1,825,220  1,550,136  1,085,071    594,712    154,273         --         --         --
Ven 24 No. of Units       200,872    253,980    257,709    191,875    142,486    102,131     17,778         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.951     16.683     16.133     17.561     16.213     14.304     12.500         --         --         --
Value at End of Year       16.842     17.951     16.683     16.133     17.561     16.213     14.304         --         --         --
No. of Units               59,372     55,460     62,723     69,752     57,003     30,884      7,537         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.633     12.657     12.500         --         --         --         --         --         --         --
Value at End of Year       12.804     13.633     12.657         --         --         --         --         --         --         --
No. of Units               36,354     35,427      3,668         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.800     16.567     16.046     17.492     16.173     14.291     12.500         --         --         --
Value at End of Year       16.676     17.800     16.567     16.046     17.492     16.173     14.291         --         --         --
No. of Units              224,050    213,457    224,426    210,680    177,235    126,576     73,987         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.667     12.670     12.500         --         --         --         --         --         --         --
Value at End of Year       12.856     13.667     12.670         --         --         --         --         --         --         --
Venture No. of Units      301,546    384,087    227,474         --         --         --         --         --         --         --
NY Venture No. of Units    58,757     86,269     41,620         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.850     16.606     12.500         --         --         --         --         --         --         --
Value at End of Year       16.731     17.850     16.606         --         --         --         --         --         --         --
NY Venture No. of Units    69,606     32,387      3,333         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     18.155     16.838     16.251     17.654         --         --         --         --         --         --
Value at End of Year       17.068     18.155     16.838     16.251         --         --         --         --         --         --
Ven 9 No. of Units          1,150      1,219      1,271      1,324         --         --         --         --         --         --
No. of Units               17,216     17,217     17,218         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.155     16.838     16.251     17.654         --         --         --         --         --         --
Value at End of Year       17.068     18.155     16.838     16.251         --         --         --         --         --         --
No. of Units                  286        287        287        288         --         --         --         --         --         --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634     24.099
Value at End of Year       19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634
Ven 22, 20 No. of Units 1,834,814  2,348,892  3,061,952  3,751,710  4,485,840  5,323,468  6,384,424  7,778,987  8,561,314 10,151,138
Ven 24 No. of Units        28,513     35,965     45,710     51,530     54,725     64,511     76,424     84,032     88,244     38,004
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.269     15.312     12.931     11.866     10.508      8.377     10.523     12.500         --         --
Value at End of Year        9.083     15.269     15.312     12.931     11.866     10.508      8.377     10.523         --         --
No. of Units               49,428     50,079     26,864     16,292     33,259     32,345     36,248     18,272         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.069     16.139     13.649     12.544     11.125      8.882     11.175     13.554         --         --
Value at End of Year        9.545     16.069     16.139     13.649     12.544     11.125      8.882     11.175         --         --
No. of Units               69,518     89,238    106,382    118,238    131,827    133,988    153,605     80,490         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634     24.099
Value at End of Year       19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634
Ven 7, 8 No. of Units   2,146,210  2,595,108  3,053,885  3,623,470  4,210,273  5,051,786  6,233,457  7,508,544  9,475,759 14,642,124
Ven 9 No. of Units        382,528    453,972    561,268    654,283    887,563  1,005,033  1,198,999  1,463,631  1,763,567  2,118,413
Ven 3 Contracts with no Optional Riders
Value at Start of Year     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634     24.099
Value at End of Year       19.739     33.114     33.140     27.930     25.580     22.606     17.986     22.549     27.254     24.634
No. of Units              168,667    185,999    210,759    259,931    294,194    339,861    386,600    488,110    604,737    919,791
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.845     18.906     15.963     14.650     12.971     10.339     12.500         --         --         --
Value at End of Year       11.216     18.845     18.906     15.963     14.650     12.971     10.339         --         --         --
Ven 22, 20 No. of Units   319,847    349,718    418,579    391,497    319,704    276,345    124,634         --         --         --
Ven 24 No. of Units       128,857    137,258    131,161    129,923     84,399     36,341      6,453         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.634     18.731     15.848     14.573     12.929     10.326     12.500         --         --         --
Value at End of Year       11.068     18.634     18.731     15.848     14.573     12.929     10.326         --         --         --
No. of Units               18,573     21,670     26,659     20,840     15,321     10,443      4,027         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.477     18.602     15.762     14.515     12.897     10.316     12.500         --         --         --
Value at End of Year       10.958     18.477     18.602     15.762     14.515     12.897     10.316         --         --         --
No. of Units               37,504     42,856     45,776     38,051     28,189     23,117     15,985         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     18.845     18.906     15.963         --         --         --         --         --         --         --
Value at End of Year       11.216     18.845     18.906         --         --         --         --         --         --         --
Ven 9 No. of Units            249        256        263         --         --         --         --         --         --         --
GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
8-04-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.929     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.983     13.929         --         --         --         --
Ven 22, 20 No. of Units        --         --         --         --      5,641      6,320         --         --         --         --
Ven 24 No. of Units            --         --         --         --        932         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     13.918     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.944     13.918         --         --         --         --
No. of Units                   --         --         --         --         --        876         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     13.910     13.389         --         --         --         --
Value at End of Year           --         --         --         --     13.914     13.910         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     13.929     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.983     13.929         --         --         --         --
Ven 9 No. of Units             --         --         --         --         82         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     13.929     12.500         --         --         --         --
Value at End of Year           --         --         --         --     13.983     13.929         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500         --         --
Value at End of Year       13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413         --         --
Ven 22, 20 No. of Units 1,155,579  1,511,682  1,656,069  2,035,325  2,232,141  2,237,109  1,881,548  1,547,290         --         --
Ven 24 No. of Units        25,412     53,908     46,881     46,557     54,947     57,651     59,439     40,823         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.977     17.252     16.175     14.591     12.858      9.591     13.395     12.500         --         --
Value at End of Year       13.781     19.977     17.252     16.175     14.591     12.858      9.591     13.395         --         --
No. of Units               48,517     63,365     82,986     81,965     83,245     96,900     92,595     38,218         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.778     17.106     16.062     14.510     12.807      9.567     13.382     12.500         --         --
Value at End of Year       13.623     19.778     17.106     16.062     14.510     12.807      9.567     13.382         --         --
No. of Units               90,615    108,392    132,969    153,048    195,136    203,143    195,515     78,979         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500         --         --
Value at End of Year       13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413         --         --
Ven 7, 8 No. of Units     124,754    128,060    141,728    181,895    233,957    205,343    132,889    112,770         --         --
Ven 9 No. of Units         22,206     42,101     48,468     39,136     41,759     54,245     35,305     45,401         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.246     17.449     16.327     14.698     12.927      9.624     13.413     12.500         --         --
Value at End of Year       13.994     20.246     17.449     16.327     14.698     12.927      9.624     13.413         --         --
No. of Units               15,593     18,177     18,820     19,916     21,721     12,217      6,381      4,660         --         --
HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.551     13.395     12.500         --         --         --         --         --         --         --
Value at End of Year       10.752     15.551     13.395         --         --         --         --         --         --         --
Venture No. of Units       76,638     58,456     21,519         --         --         --         --         --         --         --
NY Venture No. of Units     4,749      3,321      4,808         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.146     19.124     17.928     16.171     14.255     10.636     12.500         --         --         --
Value at End of Year       15.273     22.146     19.124     17.928     16.171     14.255     10.636         --         --         --
Ven 22, 20 No. of Units   650,397    756,740    894,413    937,529    997,397    717,698    167,483         --         --         --
Ven 24 No. of Units       145,199    164,396    166,848    155,541    154,419     81,653      8,334         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     21.898     18.947     17.798     16.086     14.208     10.623     12.500         --         --         --
Value at End of Year       15.072     21.898     18.947     17.798     16.086     14.208     10.623         --         --         --
No. of Units               44,139     44,177     59,787     65,358     60,559     65,780     12,026         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.460     13.364     12.500         --         --         --         --         --         --         --
Value at End of Year       10.652     15.460     13.364         --         --         --         --         --         --         --
No. of Units               17,053     10,930      2,854         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.713     18.816     17.702     16.022     14.174     10.612     12.500         --         --         --
Value at End of Year       14.922     21.713     18.816     17.702     16.022     14.174     10.612         --         --         --
No. of Units               66,451     81,693     84,331     86,059     93,780     65,279     33,548         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.499     13.377     12.500         --         --         --         --         --         --         --
Value at End of Year       10.694     15.499     13.377         --         --         --         --         --         --         --
Venture No. of Units       57,927     44,058     22,924         --         --         --         --         --         --         --
NY Venture No. of Units     4,549      3,448        166         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     21.774     18.860     12.500         --         --         --         --         --         --         --
Value at End of Year       14.972     21.774     18.860         --         --         --         --         --         --         --
NY Venture No. of Units     4,056      5,233      1,006         --         --         --         --         --         --         --
HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.555     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.444     11.555         --         --         --         --         --         --         --         --
Venture No. of Units       12,588      4,180         --         --         --         --         --         --         --         --
NY Venture No. of Units     1,771        765         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.536     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.418     11.536         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units    28,486     10,699         --         --         --         --         --         --         --         --
Ven 24 No. of Units         3,486      5,340         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        6.396         --         --         --         --         --         --         --         --         --
No. of Units                2,097         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.528     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.407     11.528         --         --         --         --         --         --         --         --
No. of Units                  849        104         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --     11.509         --         --         --         --         --         --         --         --
No. of Units                   --     12,043         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.540     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.423     11.540         --         --         --         --         --         --         --         --
Venture No. of Units        1,236         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --     12.500         --         --         --         --         --         --         --         --
Value at End of Year           --     11.513         --         --         --         --         --         --         --         --
Venture No. of Units           --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.536     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.418     11.536         --         --         --         --         --         --         --         --
No. of Units                1,005      2,830         --         --         --         --         --         --         --         --
HIGH YIELD TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994     14.078
Value at End of Year       12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994
Ven 22, 20 No. of Units 1,544,207  2,042,724  3,037,934  4,009,948  5,577,439  6,913,897  5,310,364  6,162,712  4,290,253  4,533,792
Ven 24 No. of Units        35,700     53,483     71,015     88,258    119,909    164,300    108,798    107,850     77,834     26,298
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.853     14.851     13.672     13.397     12.257     10.008     10.921     12.500         --         --
Value at End of Year       10.301     14.853     14.851     13.672     13.397     12.257     10.008     10.921         --         --
No. of Units               20,430     40,633     56,075     65,233    116,268    114,270     67,191     25,771         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.421     14.440     13.314     13.066     11.973      9.790     10.699     11.520         --         --
Value at End of Year        9.987     14.421     14.440     13.314     13.066     11.973      9.790     10.699         --         --
No. of Units              214,396    238,265    341,252    375,652    462,419    775,551    369,742    218,398         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994     14.078
Value at End of Year       12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994
Ven 7, 8 No. of Units     254,873    319,461    449,902    579,810    756,293    931,712    788,407    773,765    803,920  1,396,640
Ven 9 No. of Units         62,696     95,533    141,083    199,413    269,177    402,143    344,031    437,320    450,763    548,706
Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994     14.078
Value at End of Year       12.000     17.268     17.230     15.831     15.482     14.137     11.520     12.545     13.460     14.994
No. of Units               19,416     19,735     21,121     23,203     36,255     38,235     27,627     33,145     26,668    117,307
HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.300     13.273     12.500         --         --         --         --         --         --         --
Value at End of Year        9.242     13.300     13.273         --         --         --         --         --         --         --
Venture No. of Units      272,660     84,423     31,537         --         --         --         --         --         --         --
NY Venture No. of Units    12,646      7,447         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.415     17.425     16.029     15.696     14.360     11.725     12.500         --         --         --
Value at End of Year       12.072     17.415     17.425     16.029     15.696     14.360     11.725         --         --         --
Ven 22, 20 No. of Units   641,754    725,885    957,806  1,012,355  1,166,184    959,895    146,256         --         --         --
Ven 24 No. of Units       112,390    133,595    143,870    163,667    164,206    135,938     16,234         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.220     17.264     15.913     15.613     14.313     11.710     12.500         --         --         --
Value at End of Year       11.913     17.220     17.264     15.913     15.613     14.313     11.710         --         --         --
No. of Units               23,002     78,176     87,218     76,759     84,070     69,559     19,757         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.222     13.243     12.500         --         --         --         --         --         --         --
Value at End of Year        9.156     13.222     13.243         --         --         --         --         --         --         --
No. of Units               13,934     12,492      1,413         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.075     17.144     15.826     15.551     14.278     11.699     12.500         --         --         --
Value at End of Year       11.795     17.075     17.144     15.826     15.551     14.278     11.699         --         --         --
No. of Units              241,484    218,347    337,634    356,539    386,544    401,907     43,415         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.255     13.256     12.500         --         --         --         --         --         --         --
Value at End of Year        9.193     13.255     13.256         --         --         --         --         --         --         --
Venture No. of Units       20,533     22,486     18,011         --         --         --         --         --         --         --
NY Venture No. of Units     3,144      5,538         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.123     17.184     12.500         --         --         --         --         --         --         --
Value at End of Year       11.834     17.123     17.184         --         --         --         --         --         --         --
NY Venture No. of Units     9,052      9,230        111         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.415     17.425     16.029         --         --         --         --         --         --         --
Value at End of Year       12.072     17.415     17.425         --         --         --         --         --         --         --
Ven 9 No. of Units            449        462        474         --         --         --         --         --         --         --
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 05-01-2009) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230     20.742
Value at End of Year       19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230
Ven 22, 20 No. of Units 2,205,560  2,953,821  3,849,843  4,957,736  6,461,742  6,144,739  6,526,842  6,493,090  5,530,667  6,288,702
Ven 24 No. of Units        50,194     61,771     78,288     96,775    104,442     83,521     94,535     89,882     62,605     34,371
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.471     14.544     13.600     13.133     12.398      9.960     12.039     12.500         --         --
Value at End of Year        9.950     14.471     14.544     13.600     13.133     12.398      9.960     12.039         --         --
No. of Units               41,385     49,800     60,642     88,052     94,628     93,675     71,220     37,191         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.024     15.122     14.162     13.696     12.949     10.418     12.612     12.711         --         --
Value at End of Year       10.314     15.024     15.122     14.162     13.696     12.949     10.418     12.612         --         --
No. of Units              198,813    239,882    288,848    309,952    396,316    290,586    276,653    146,530         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230     20.742
Value at End of Year       19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230
Ven 7, 8 No. of Units   2,511,414  3,044,167  3,594,256  4,335,775  5,218,459  6,012,536  6,781,403  8,048,262  9,704,729 13,822,032
Ven 9 No. of Units        291,774    362,806    432,831    531,460    652,614    680,402    761,612    908,692  1,009,134  1,258,137
Ven 3 Contracts with no Optional Riders
Value at Start of Year     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230     20.742
Value at End of Year       19.199     27.866     27.950     26.084     25.138     23.684     18.989     22.906     23.005     22.230
No. of Units              959,746  1,145,970  1,313,479  1,602,821  1,833,533  2,056,984  2,335,405  2,776,671  3,226,275  3,981,001
INCOME & VALUE TRUST (MERGED INTO AMERICAN ASSET ALLOCATION TRUST EFF 05-01-2009) - SERIES II SHARES (units first credited
5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.967     12.999     12.500         --         --         --         --         --         --         --
Value at End of Year        8.943     12.967     12.999         --         --         --         --         --         --         --
Venture No. of Units       88,258     78,854     18,146         --         --         --         --         --         --         --
NY Venture No. of Units     3,728      5,070      1,384         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.769     15.849     14.824     14.318     13.518     10.855     12.500         --         --         --
Value at End of Year       10.849     15.769     15.849     14.824     14.318     13.518     10.855         --         --         --
Ven 22, 20 No. of Units 1,014,752  1,217,948  1,264,132  1,411,709  1,611,555  1,122,179    307,039         --         --         --
Ven 24 No. of Units       189,093    223,558    229,820    232,914    227,133    151,378     21,089         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.592     15.703     14.716     14.243     13.474     10.841     12.500         --         --         --
Value at End of Year       10.706     15.592     15.703     14.716     14.243     13.474     10.841         --         --         --
No. of Units               40,178     51,490     54,995     85,760     81,659     41,867      8,185         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.891     12.969     12.500         --         --         --         --         --         --         --
Value at End of Year        8.860     12.891     12.969         --         --         --         --         --         --         --
No. of Units                2,149      2,162      1,912         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.461     15.594     14.636     14.187     13.441     10.831     12.500         --         --         --
Value at End of Year       10.599     15.461     15.594     14.636     14.187     13.441     10.831         --         --         --
No. of Units              103,007    115,743    136,237    148,866    155,735    101,086     42,937         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.923     12.982     12.500         --         --         --         --         --         --         --
Value at End of Year        8.895     12.923     12.982         --         --         --         --         --         --         --
Venture No. of Units       33,141     30,736     14,667         --         --         --         --         --         --         --
NY Venture No. of Units     1,394        776         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.505     15.626     12.500         --         --         --         --         --         --         --
Value at End of Year       10.635     15.505     15.630         --         --         --         --         --         --         --
NY Venture No. of Units     1,142      1,143         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     15.849     14.824     14.318         --         --         --         --         --         --
Value at End of Year           --     15.769     15.849     14.824         --         --         --         --         --         --
Ven 9 No. of Units             --        489        489        489         --         --         --         --         --         --
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339     14.337
Value at End of Year       12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339
Ven 22, 20 No. of Units 1,437,600  1,900,598  2,613,058  2,993,535  3,604,794  4,239,580  4,752,635  5,157,402  4,886,121  2,720,915
Ven 24 No. of Units        57,359     53,028     81,620     90,025     87,592    115,127    131,618    137,508    124,426     21,852
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.700     15.232     12.404     10.870      9.556      7.454      9.671     12.500         --         --
Value at End of Year       10.087     16.700     15.232     12.404     10.870      9.556      7.454      9.671         --         --
No. of Units               23,904     26,764     30,817     27,531     28,242     29,884     28,226     17,865         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.779     13.500     11.010      9.663      8.508      6.646      8.636     11.203         --         --
Value at End of Year        8.913     14.779     13.500     11.010      9.663      8.508      6.646      8.636         --         --
No. of Units               84,528     92,642     97,328    105,693    104,062    115,842    126,008     69,101         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339     14.337
Value at End of Year       12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339
Ven 7, 8 No. of Units     206,772    271,411    340,241    382,173    460,301    511,387    623,352    692,219    934,113    894,041
Ven 9 No. of Units         59,530     71,868    103,662    102,266    120,901    147,049    183,541    222,009    294,511    235,698
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339     14.337
Value at End of Year       12.345     20.398     18.567     15.090     13.198     11.579      9.014     11.672     15.088     18.339
No. of Units               19,835     22,384     24,400     31,628     33,039     34,425     35,011     43,113     52,245     47,274
INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.669     13.352     12.500         --         --         --         --         --         --         --
Value at End of Year        8.878     14.669     13.352         --         --         --         --         --         --         --
Venture No. of Units      133,674    126,951     54,840         --         --         --         --         --         --         --
NY Venture No. of Units     2,112      2,204        215         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     21.761     19.858     16.159     14.162     12.451      9.693     12.500         --         --         --
Value at End of Year       13.137     21.761     19.858     16.159     14.162     12.451      9.693         --         --         --
Ven 22, 20 No. of Units   292,255    361,585    397,234    347,173    306,708    253,182    141,371         --         --         --
Ven 24 No. of Units        45,571     46,259     51,083     43,542     37,104    115,127     14,269         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     21.517     19.675     16.042     14.088     12.410      9.681     12.500         --         --         --
Value at End of Year       12.964     21.517     19.675     16.042     14.088     12.410      9.681         --         --         --
No. of Units               17,037     37,096     38,286     17,339     10,444     11,252      6,994         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.583     13.322     12.500         --         --         --         --         --         --         --
Value at End of Year        8.795     14.583     13.322         --         --         --         --         --         --         --
No. of Units                3,310      3,176      3,240         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.336     19.539     15.955     14.032     12.380      9.672     12.500         --         --         --
Value at End of Year       12.835     21.336     19.539     15.955     14.032     12.380      9.672         --         --         --
No. of Units               22,924     30,589     31,568     23,870     18,256     16,480     12,367         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.620     13.335     12.500         --         --         --         --         --         --         --
Value at End of Year        8.830     14.620     13.335         --         --         --         --         --         --         --
Venture No. of Units       90,272     42,182      8,742         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     21.396     19.584     12.500         --         --         --         --         --         --         --
Value at End of Year       12.878     21.396     19.584         --         --         --         --         --         --         --
NY Venture No. of Units     2,841      5,585      1,950         --         --         --         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.757     20.874     16.869     14.669     12.500         --         --         --         --         --
Value at End of Year       12.990     23.757     20.874     16.869     14.669         --         --         --         --         --
Ven 22, 20 No. of Units   471,855    608,303  1,105,267    825,452    712,758         --         --         --         --         --
Ven 24 No. of Units         7,454      8,131     12,070      7,361     21,750         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     23.584     20.764     16.813     14.650     12.500         --         --         --         --         --
Value at End of Year       12.870     23.584     20.764     16.813     14.650         --         --         --         --         --
No. of Units                3,060      4,398      8,661     12,560     13,186         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     23.454     20.681     16.771     14.635     12.500         --         --         --         --         --
Value at End of Year       12.780     23.454     20.681     16.771     14.635         --         --         --         --         --
No. of Units               42,389     50,431     32,451     31,610     24,373         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.757     20.874     16.869     14.669     12.500         --         --         --         --         --
Value at End of Year       12.990     23.757     20.874     16.869     14.669         --         --         --         --         --
Ven 7, 8 No. of Units      73,660     92,127    153,271     81,627     75,228         --         --         --         --         --
Ven 9 No. of Units          9,935     20,198     30,953     21,492     19,292         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.757     20.874     16.869     14.669     12.500         --         --         --         --         --
Value at End of Year       12.990     23.757     20.874     16.869     14.669         --         --         --         --         --
No. of Units                2,155      1,849      2,427      2,537        696         --         --         --         --         --
INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.578     20.764     16.810     14.646     12.500         --         --         --         --         --
Value at End of Year       12.869     23.578     20.764     16.810     14.646         --         --         --         --         --
Ven 22, 20 No. of Units   373,830    410,234    499,597    434,601    262,855         --         --         --         --         --
Ven 24 No. of Units        66,950     58,578     80,323     73,564     72,367         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     23.406     20.654     16.754     14.626     12.500         --         --         --         --         --
Value at End of Year       12.750     23.406     20.654     16.754     14.626         --         --         --         --         --
No. of Units               10,621     13,051     13,945     19,978     20,759         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     23.278     20.572     16.713     14.612     12.500         --         --         --         --         --
Value at End of Year       12.661     23.278     20.572     16.713     14.612         --         --         --         --         --
No. of Units               24,023     31,194     34,777     26,557     20,559         --         --         --         --         --
INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.799     13.345     12.500         --         --         --         --         --         --         --
Value at End of Year        7.705     15.799     13.345         --         --         --         --         --         --         --
Venture No. of Units      227,806    185,283     85,722         --         --         --         --         --         --         --
NY Venture No. of Units    10,674      5,765        550         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.173     18.776     15.367     12.500         --         --         --         --         --         --
Value at End of Year       10.787     22.173     18.776     15.367         --         --         --         --         --         --
Ven 22, 20 No. of Units   778,211  1,046,579    715,353    225,062         --         --         --         --         --         --
Ven 24 No. of Units        66,520     88,037     61,858     26,672         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.056     18.714     15.347     12.500         --         --         --         --         --         --
Value at End of Year       10.708     22.056     18.714     15.347         --         --         --         --         --         --
No. of Units               18,581     23,716     15,596      8,548         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.707     13.314     12.500         --         --         --         --         --         --         --
Value at End of Year        7.634     15.707     13.314         --         --         --         --         --         --         --
No. of Units               22,310     16,584        674         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.968     18.667     15.331     12.500         --         --         --         --         --         --
Value at End of Year       10.649     21.968     18.667     15.331         --         --         --         --         --         --
No. of Units               27,201     38,196     27,573        745         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.747     13.327     12.500         --         --         --         --         --         --         --
Value at End of Year        7.664     15.747     13.327         --         --         --         --         --         --         --
Venture No. of Units      100,888     74,946     20,875         --         --         --         --         --         --         --
NY Venture No. of Units     2,489      1,886      1,220         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     21.997     18.683     12.500         --         --         --         --         --         --         --
Value at End of Year       10.669     21.997     18.683         --         --         --         --         --         --         --
NY Venture No. of Units     8,090      8,361      4,067         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.173     18.776     15.367     12.500         --         --         --         --         --         --
Value at End of Year       10.787     22.173     18.776     15.367         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     18,782         --         --         --         --         --         --
Ven 9 No. of Units         29,683     40,747     21,421      2,524         --         --         --         --         --         --
No. of Units              115,258    149,466     77,447         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.173     18.776     15.367     12.500         --         --         --         --         --         --
Value at End of Year       10.787     22.173     18.776     15.367         --         --         --         --         --         --
No. of Units                5,479      6,285      4,574        465         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 3-04-1996)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975     14.792
Value at End of Year       13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975
Ven 22, 20 No. of Units 1,497,843  2,136,007  2,858,335  3,212,329  3,854,614  4,119,428  4,431,773  5,556,099  6,624,074  3,694,429
Ven 24 No. of Units        49,100     57,621     81,042     91,399    108,039    124,815    121,855    142,852    163,214     32,991
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.106     17.630     14.025     12.942     10.863      7.124      8.693     12.500         --         --
Value at End of Year        8.840     19.106     17.630     14.025     12.942     10.863      7.124      8.693         --         --
No. of Units                2,943      6,938      7,759     15,170     14,126     11,664     27,216     14,996         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.790     13.668     10.889     10.064      8.460      5.556      6.790     10.030         --         --
Value at End of Year        6.833     14.790     13.668     10.889     10.064      8.460      5.556      6.790         --         --
No. of Units               93,453    104,717    111,456     70,975     78,817     57,627     73,516     35,068         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975     14.792
Value at End of Year       13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975
Ven 7, 8 No. of Units     327,609    436,893    516,998    592,177    720,523    901,956    971,225  1,223,014  1,699,495  1,646,930
Ven 9 No. of Units        107,439    133,966    159,245    183,867    250,280    279,919    327,294    429,139    582,581    665,833
Ven 3 Contracts with no Optional Riders
Value at Start of Year     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975     14.792
Value at End of Year       13.202     28.477     26.223     20.819     19.174     16.062     10.512     12.802     18.844     26.975
No. of Units               38,337     45,577     49,338     50,069     50,847     44,025     52,555     79,471    107,386    111,479
INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.788     13.613     12.500         --         --         --         --         --         --         --
Value at End of Year        6.855     14.788     13.613         --         --         --         --         --         --         --
Venture No. of Units      159,852    159,794     43,409         --         --         --         --         --         --         --
NY Venture No. of Units    15,214     13,986      5,907         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     26.556     24.507     19.483     17.982     15.087      9.888     12.500         --         --         --
Value at End of Year       12.279     26.556     24.507     19.483     17.982     15.087      9.888         --         --         --
Ven 22, 20 No. of Units   428,668    580,920    542,985    497,180    402,232    260,105     58,684         --         --         --
Ven 24 No. of Units        80,472     91,104     98,226     84,945     81,455     54,188      4,073         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     26.258     24.281     19.342     17.887     15.038      9.876     12.500         --         --         --
Value at End of Year       12.117     26.258     24.281     19.342     17.887     15.038      9.876         --         --         --
No. of Units               19,284     34,389     34,730     29,986     26,711     10,062         22         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.702     13.581     12.500         --         --         --         --         --         --         --
Value at End of Year        6.791     14.702     13.581         --         --         --         --         --         --         --
No. of Units               18,373     23,398      5,175         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     26.037     24.113     19.237     17.817     15.001      9.866     12.500         --         --         --
Value at End of Year       11.996     26.037     24.113     19.237     17.817     15.001      9.866         --         --         --
No. of Units               42,613     79,070     74,766     64,292     56,129     31,044      4,421         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.739     13.594     12.500         --         --         --         --         --         --         --
Value at End of Year        6.818     14.739     13.594         --         --         --         --         --         --         --
Venture No. of Units       77,730     64,818     15,028         --         --         --         --         --         --         --
NY Venture No. of Units       772        791        431         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     26.111     24.169     12.500         --         --         --         --         --         --         --
Value at End of Year       12.036     26.111     24.169         --         --         --         --         --         --         --
NY Venture No. of Units       629      5,537        720         --         --         --         --         --         --         --
INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     21.974     17.700     15.922     14.606     12.187      8.531     10.530     11.862     12.860     12.500
Value at End of Year       10.806     21.974     17.700     15.922     14.606     12.187      8.531     10.530     11.862     12.860
Ven 22, 20 No. of Units 4,906,325  6,793,308  9,460,500 11,443,905  6,019,390  5,660,590  4,976,529  3,705,188  2,392,567  1,141,789
Ven 24 No. of Units       128,835    173,479    253,166    277,116    152,159    141,215    134,249    118,613    106,685     29,546

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.940     21.284     16.689     15.340     12.825      8.996     11.126     12.500         --         --
Value at End of Year       12.943     22.940     21.284     16.689     15.340     12.825      8.996     11.126         --         --
No. of Units               33,165     43,824     51,475     52,740     39,528     40,172     31,634     12,478         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.452     19.934     15.653     14.410     12.066      8.476     10.498     11.869         --         --
Value at End of Year       12.085     21.452     19.934     15.653     14.410     12.066      8.476     10.498         --         --
No. of Units              199,797    233,542    248,095    249,794    179,529    160,669    169,982     61,427         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862     12.860     12.500
Value at End of Year       12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862     12.860
Ven 7, 8 No. of Units   1,016,555  1,312,662  1,649,747  1,942,571    818,877    777,825    641,815    322,313    313,577    254,248
Ven 9 No. of Units        291,799    365,047    433,872    502,090     90,708     86,610     51,807     35,446     26,032     17,704
Ven 3 Contracts with no Optional Riders
Value at Start of Year     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862     12.860     12.500
Value at End of Year       12.422     21.974     20.347     15.922     14.606     12.187      8.531     10.530     11.862     12.860
No. of Units              110,968    101,488    128,372    128,242     65,351     53,822     42,061     26,240     28,567     17,620
INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.278     14.133     12.500         --         --         --         --         --         --         --
Value at End of Year        8.637     15.278     14.133         --         --         --         --         --         --         --
Venture No. of Units      275,988    233,718     90,118         --         --         --         --         --         --         --
NY Venture No. of Units    24,190     28,395     11,494         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     24.976     23.162     18.169     16.703     13.956      9.793     12.500         --         --         --
Value at End of Year       14.084     24.976     23.162     18.169     16.703     13.956      9.793         --         --         --
Ven 22, 20 No. of Units 1,725,062  1,943,475  2,167,099  2,256,168  1,700,324  1,148,752    327,703         --         --         --
Ven 24 No. of Units       349,560    400,334    409,176    405,505    307,005    208,885     56,165         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     24.696     22.949     18.038     16.615     13.910      9.780     12.500         --         --         --
Value at End of Year       13.898     24.696     22.949     18.038     16.615     13.910      9.780         --         --         --
No. of Units               83,953     86,866     85,508     95,980     82,027     57,785     15,357         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.189     14.100     12.500         --         --         --         --         --         --         --
Value at End of Year        8.557     15.189     14.100         --         --         --         --         --         --         --
No. of Units               17,965     16,482     10,629         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     24.488     22.790     17.940     16.549     13.876      9.771     12.500         --         --         --
Value at End of Year       13.760     24.488     22.790     17.940     16.549     13.876      9.771         --         --         --
No. of Units              175,757    218,756    238,496    224,574    165,748    122,136     40,129         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.227     14.115     12.500         --         --         --         --         --         --         --
Value at End of Year        8.591     15.227     14.115         --         --         --         --         --         --         --
Venture No. of Units      196,864    139,267     50,840         --         --         --         --         --         --         --
NY Venture No. of Units     8,857      6,644      2,094         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     24.557     22.843     12.500         --         --         --         --         --         --         --
Value at End of Year       13.806     24.557     22.843         --         --         --         --         --         --         --
NY Venture No. of Units     5,651      6,226        126         --         --         --         --         --         --         --
INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 11-02-1992)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040     19.660
Value at End of Year       26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040
Ven 22, 20 No. of Units 1,337,847  1,786,176  2,114,929  2,785,575  3,452,167  4,487,132  5,802,487  5,973,613  4,946,283  5,067,424
Ven 24 No. of Units        44,237     57,008     79,663     89,022    117,518    146,542    183,549    148,463     75,588     19,293
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.550     15.836     15.536     15.437     14.966     14.170     13.097     12.500         --         --
Value at End of Year       16.014     16.550     15.836     15.536     15.437     14.966     14.170     13.097         --         --
No. of Units               11,522     16,691     15,774     26,357     41,819     50,093     73,888     28,956         --         --

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.241     16.521     16.233     16.154     15.685     14.873     13.767     13.055         --         --
Value at End of Year       16.658     17.241     16.521     16.233     16.154     15.685     14.873     13.767         --         --
No. of Units              188,013    240,726    285,181    321,428    370,957    413,892    520,989    262,326         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040     19.660
Value at End of Year       26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040
Ven 7, 8 No. of Units     541,835    638,311    796,154    957,925  1,156,201  1,459,392  1,930,284  1,950,923  2,151,545  3,393,014
Ven 9 No. of Units        105,670    133,556    153,274    212,135    281,891    347,276    448,420    461,351    462,664    617,872
Ven 3 Contracts with no Optional Riders
Value at Start of Year     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040     19.660
Value at End of Year       26.955     27.802     26.548     25.994     25.776     24.941     23.567     21.739     20.541     19.040
No. of Units               90,857    105,657    114,695    131,695    149,223    192,791    238,667    233,672    249,281    345,876
Ven 1 Contracts with no Optional Riders
Value at Start of Year     32.482     30.983     30.304     30.017     29.013     27.385     25.234     23.818     22.053     22.747
Value at End of Year       31.527     32.482     30.983     30.304     30.017     29.013     27.385     25.234     23.818     22.053
No. of Units                  404        461        572        573      1,301      1,304      1,421      1,973      2,161      4,129
INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.633     13.020     12.500         --         --         --         --         --         --         --
Value at End of Year       13.231     13.633     13.020         --         --         --         --         --         --         --
Venture No. of Units      721,090  1,085,665    617,566         --         --         --         --         --         --         --
NY Venture No. of Units    61,744     84,008     38,310         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.607     14.944     14.661     14.572     14.122     13.354     12.500         --         --         --
Value at End of Year       15.110     15.607     14.944     14.661     14.572     14.122     13.354         --         --         --
Ven 22, 20 No. of Units 1,007,095  1,368,134  1,534,794  1,084,887    576,334    550,260    210,622         --         --         --
Ven 24 No. of Units       317,066    427,661    434,318    265,303    133,222    125,177     36,633         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.432     14.806     14.555     14.495     14.075     13.337     12.500         --         --         --
Value at End of Year       14.910     15.432     14.806     14.555     14.495     14.075     13.337         --         --         --
No. of Units               46,635     59,114     65,616     70,620     45,212     42,161     18,928         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.553     12.990     12.500         --         --         --         --         --         --         --
Value at End of Year       13.108     13.553     12.990         --         --         --         --         --         --         --
No. of Units               49,266     60,509     22,535         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.302     14.703     14.476     14.438     14.041     13.324     12.500         --         --         --
Value at End of Year       14.762     15.302     14.703     14.476     14.438     14.041     13.324         --         --         --
No. of Units              231,373    295,179    325,099    310,169    233,080    224,879    127,399         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.587     13.003     12.500         --         --         --         --         --         --         --
Value at End of Year       13.161     13.587     13.003         --         --         --         --         --         --         --
Venture No. of Units      144,165    212,072    123,066         --         --         --         --         --         --         --
NY Venture No. of Units    42,408     78,352     43,220         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.345     14.737     12.500         --         --         --         --         --         --         --
Value at End of Year       14.811     15.345     14.737         --         --         --         --         --         --         --
NY Venture No. of Units    11,006     12,648      8,702         --         --         --         --         --         --         --
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-03-1989)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     19.205     18.344     14.843     19.507     24.072     28.465     23.041
Value at End of Year           --         --         --     18.985     19.205     18.344     14.843     19.507     24.072     28.465
Ven 22, 20 No. of Units        --         --         --  5,602,668  6,725,916  8,049,137  8,962,891  9,692,689  8,200,313  3,997,921
Ven 24 No. of Units            --         --         --    212,418    246,444    273,377    296,436    320,843    302,094     87,649
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --      9.714      9.297      7.538      9.926     12.500         --         --
Value at End of Year           --         --         --      9.583      9.714      9.297      7.538      9.926         --         --
No. of Units                   --         --         --     79,770     91,939    125,976    114,988     81,120         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --      8.595      8.238      6.689      8.822     10.925         --         --
Value at End of Year           --         --         --      8.467      8.595      8.238      6.689      8.822         --         --
No. of Units                   --         --         --    593,756    701,323    774,794    886,369    535,491         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     18.985     19.205     18.344     14.843     19.507     24.072     28.465     23.041
Value at End of Year           --         --     19.469     18.985     19.205     18.344     14.843     19.507     24.072     28.465
Ven 7, 8 No. of Units          --         --        778  1,642,127  2,047,410  2,384,923  2,877,204  3,405,829  4,207,600  5,070,801
Ven 9 No. of Units             --         --         --    311,513    379,886    427,513    483,114    589,352    690,340    671,017
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     18.985     19.205     18.344     14.843     19.507     24.072     28.465     23.041
Value at End of Year           --         --     19.469     18.985     19.205     18.344     14.843     19.507     24.072     28.465
No. of Units                   --                          571,352    629,764    717,918    804,704    923,580  1,126,956  1,308,404
LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     13.055     12.490     10.113     12.500         --         --         --
Value at End of Year           --         --         --     12.871     13.055     12.490     10.113         --         --         --
Ven 22, 20 No. of Units        --         --         --  1,184,972  1,276,080  1,121,818    439,093         --         --         --
Ven 24 No. of Units            --         --         --    322,512    315,848    233,752     48,413         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     12.986     12.449     10.101     12.500         --         --         --
Value at End of Year           --         --         --     12.778     12.986     12.449     10.101         --         --         --
No. of Units                   --         --         --    103,359    110,669     80,813     12,822         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     12.935     12.419     10.091     12.500         --         --         --
Value at End of Year           --         --         --     12.708     12.935     12.419     10.091         --         --         --
No. of Units                   --         --         --    214,438    236,349    165,759     54,024         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     13.055         --         --         --         --         --         --
Value at End of Year           --         --         --     12.871         --         --         --         --         --         --
Ven 9 No. of Units             --         --         --        543         --         --         --         --         --         --
LARGE CAP TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     30.224     24.552     21.508         --         --         --         --         --         --         --
Value at End of Year       18.024     30.224     24.552         --         --         --         --         --         --         --
Ven 22, 20 No. of Units         3          3         --         --         --         --         --         --         --         --
Ven 24 No. of Units            --         --        216         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     30.224         --         --         --         --         --         --         --         --         --
Value at End of Year       18.024     30.224         --         --         --         --         --         --         --         --
Ven 7, 8 No. of Units         527        527         --         --         --         --         --         --         --         --
Ven 9 No. of Units                                   --         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     30.224         --         --         --         --         --         --         --         --         --
Value at End of Year       18.024     30.224         --         --         --         --         --         --         --         --
No. of Units                              --         --         --         --         --         --         --         --         --
LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.506     15.529     13.794     12.500         --         --         --         --         --         --
Value at End of Year        9.224     15.506     15.529     13.794         --         --         --         --         --         --
Ven 22, 20 No. of Units 5,856,563  7,360,700     28,452     17,162         --         --         --         --         --         --
Ven 24 No. of Units       159,412    195,851      6,055      3,557         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.424     15.477     13.776     12.500         --         --         --         --         --         --
Value at End of Year        9.156     15.424     15.477     13.776         --         --         --         --         --         --
No. of Units               55,645     78,245      1,606        288         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.362     15.439     13.762     12.500         --         --         --         --         --         --
Value at End of Year        9.106     15.362     15.439     13.762         --         --         --         --         --         --
No. of Units              130,675    158,670        620      1,122         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.506     15.529     13.794     12.500         --         --         --         --         --         --
Value at End of Year        9.224     15.506     15.529     13.794         --         --         --         --         --         --
Ven 9 No. of Units        891,743  1,081,784      2,806      2,476         --         --         --         --         --         --
No. of Units            4,395,256  5,299,906     10,748         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.521     15.529         --         --         --         --         --         --         --         --
Value at End of Year        9.256     15.521     15.529         --         --         --         --         --         --         --
No. of Units              423,122    485,477        139         --         --         --         --         --         --         --
Ven 1 Contracts with no Optional Riders
Value at Start of Year     50.240         --         --         --         --         --         --         --         --         --
Value at End of Year       29.994     50.240         --         --         --         --         --         --         --         --
No. of Units                4,274      4,457         --         --         --         --         --         --         --         --
LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     25.221     24.552     21.508     18.923     15.790     12.500         --         --         --         --
Value at End of Year        8.039     25.221     24.552     21.508     18.923     15.790         --         --         --         --
Ven 22, 20 No. of Units   989,625  1,377,476  1,870,331  1,512,222    679,722     33,490         --         --         --         --
Ven 24 No. of Units       167,388    163,999    191,673     77,550     45,745      9,403         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     24.987     24.373     21.395     18.860     15.769     12.500         --         --         --         --
Value at End of Year       15.732     24.987     24.373     21.395     18.860     15.769         --         --         --         --
No. of Units               89,612     90,650     92,517     60,017     16,459      4,491         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     24.813     24.240     21.309     18.813     15.754     12.500         --         --         --         --
Value at End of Year       15.599     24.813     24.240     21.309     18.813     15.754         --         --         --         --
No. of Units              119,497    135,983    160,087     70,417     42,355      2,045         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     25.273     24.556     21.508     18.923     15.790     12.500         --         --         --         --
Value at End of Year       15.972     25.273     24.556     21.508     18.923     15.790         --         --         --         --
Ven 9 No. of Units         17,563     23,086     28,204     25,315     15,322      2,099         --         --         --         --
No. of Units               91,415    110,571    156,386    148,352     61,434     15,448         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     25.273     24.556     21.508     18.923     15.790     12.500         --         --         --         --
Value at End of Year       15.972     25.273     24.556     21.508     18.923     15.790         --         --         --         --
No. of Units               11,107     15,126     21,795     13,006     12,649        885         --         --         --         --
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974     14.134
Value at End of Year       11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974
Ven 22, 20 No. of Units 3,859,365  5,083,833  6,539,711  6,208,180  5,847,817  4,847,924  4,202,222  4,197,285  3,143,870  2,104,602
Ven 24 No. of Units        34,660     46,002     51,225     58,580     76,348     57,594     91,656     83,186     79,695     15,602
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.208     15.173     13.353     12.263     10.737      8.087     10.364     12.500         --         --
Value at End of Year        9.252     16.208     15.173     13.353     12.263     10.737      8.087     10.364         --         --
No. of Units               15,886     58,640     67,084     61,773     60,393     31,171     25,861     14,650         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.608     14.634     12.897     11.862     10.402      7.846     10.070     11.873         --         --
Value at End of Year        8.896     15.608     14.634     12.897     11.862     10.402      7.846     10.070         --         --
No. of Units              115,399    131,410    148,293    197,980    198,807    201,029    186,267    115,430         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974     14.134
Value at End of Year       11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974
Ven 7, 8 No. of Units     252,605    314,795    331,050    442,106    435,328    317,546    288,857    254,911    277,955    379,259
Ven 9 No. of Units         84,659     84,643    101,498    104,003    145,634    158,740    167,352    225,744    253,883    302,518
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974     14.134
Value at End of Year       11.519     20.139     18.815     16.525     15.146     13.235      9.948     12.724     14.948     15.974
No. of Units               72,132     71,909     70,558     69,074     97,161     95,328     35,542     27,445     26,924     27,239

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.005     13.069     12.500         --         --         --         --         --         --         --
Value at End of Year        8.009     14.005     13.069         --         --         --         --         --         --         --
Venture No. of Units      944,218    947,159    200,511         --         --         --         --         --         --         --
NY Venture No. of Units    92,465     55,918     15,688         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.189     18.887     16.627     15.262     13.336     10.025     12.500         --         --         --
Value at End of Year       11.516     20.189     18.887     16.627     15.262     13.336     10.025         --         --         --
Ven 22, 20 No. of Units 3,345,931  3,686,542  4,110,618  4,021,218  3,831,855  2,291,567    284,449         --         --         --
Ven 24 No. of Units     1,299,115  1,349,926  1,511,892  1,639,027  1,526,685  1,018,451     65,066         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.962     18.713     16.506     15.182     13.293     10.012     12.500         --         --         --
Value at End of Year       11.364     19.962     18.713     16.506     15.182     13.293     10.012         --         --         --
No. of Units              224,833    308,732    360,601    338,905    318,761    211,457     10,539         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.923     13.039     12.500         --         --         --         --         --         --         --
Value at End of Year        7.934     13.923     13.039         --         --         --         --         --         --         --
No. of Units               28,169     33,983      5,595         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.794     18.583     16.417     15.122     13.260     10.002     12.500         --         --         --
Value at End of Year       11.251     19.794     18.583     16.417     15.122     13.260     10.002         --         --         --
No. of Units              118,375    133,518    120,648    120,610     82,224     66,101     20,954         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.958     13.052     12.500         --         --         --         --         --         --         --
Value at End of Year        7.966     13.958     13.052         --         --         --         --         --         --         --
Venture No. of Units      410,073    249,571     85,590         --         --         --         --         --         --         --
NY Venture No. of Units    34,749     21,684     13,287         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     19.850     18.626     12.500         --         --         --         --         --         --         --
Value at End of Year       11.289     19.850     18.626         --         --         --         --         --         --         --
NY Venture No. of Units     4,350      8,165        464         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     12.500         --         --         --         --         --         --         --
Value at End of Year           --         --     18.887         --         --         --         --         --         --         --
No. of Units                   --         --         71         --         --         --         --         --         --         --
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.994     13.294     12.500         --         --         --         --         --         --         --
Value at End of Year        9.504     13.994     13.294         --         --         --         --         --         --         --
Venture No. of Units        2,403      2,405         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257     14.664
Value at End of Year       15.625     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257
Ven 22, 20 No. of
   Units               12,211,851 16,511,907 18,920,230 18,895,706 17,002,951 15,923,163 14,912,277 13,569,607 11,005,032  9,763,079
Ven 24 No. of Units       324,324    399,663    530,468    554,914    523,625    373,171    358,325    319,579    202,931     94,609
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.003     16.229     14.627     13.905     12.450     10.204     11.515     12.500         --         --
Value at End of Year       11.495     17.003     16.229     14.627     13.905     12.450     10.204     11.515         --         --
No. of Units              421,325    413,398    417,541    415,147    414,119    366,087    284,306    105,107         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.917     16.171     14.597     13.897     12.462     10.229     11.560     12.355         --         --
Value at End of Year       11.420     16.917     16.171     14.597     13.897     12.462     10.229     11.560         --         --
No. of Units              989,771  1,398,072  1,576,696  1,725,545  1,782,311  1,654,898  1,326,802    624,359         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257     14.664
Value at End of Year       15.625     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257
Ven 7, 8 No. of Units   1,573,366  1,912,280  2,003,185  1,776,372  1,431,606  1,085,084    898,596    783,512    844,419  1,259,501
Ven 9 No. of Units        466,314    559,535    760,335    909,245  1,057,519  1,192,955  1,118,763  1,312,153  1,480,245  1,702,526

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257     14.664
Value at End of Year       15.625     23.065     21.970     19.763     18.750     16.754     13.705     15.434     16.438     16.257
No. of Units              116,867    101,522    101,377     77,229     34,129     30,375     25,497     52,710     39,999     37,840
LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.949     13.279     12.500         --         --         --         --         --         --         --
Value at End of Year        9.452     13.949     13.279         --         --         --         --         --         --         --
Venture No. of Units   84,436,668 50,537,617 18,261,108         --         --         --         --         --         --         --
NY Venture No. of Units 7,407,202  4,545,842  1,465,042         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.007     18.140     16.351     15.524     13.882     11.355     12.500         --         --         --
Value at End of Year       12.848     19.007     18.140     16.351     15.524     13.882     11.355         --         --         --
Ven 22, 20 No. of
   Units               51,151,683 57,803,647 59,035,877 47,067,798 21,274,356  8,795,621  1,673,543         --         --         --
Ven 24 No. of Units     8,112,804  8,827,687  9,095,173  6,789,022  3,138,217  1,464,815    168,815         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.794     17.973     16.232     15.442     13.837     11.341     12.500         --         --         --
Value at End of Year       12.679     18.794     17.973     16.232     15.442     13.837     11.341         --         --         --
No. of Units            1,942,253  2,213,147  2,208,260  1,906,077    929,231    645,649    125,938         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.867     13.248     12.500         --         --         --         --         --         --         --
Value at End of Year        9.364     13.867     13.248         --         --         --         --         --         --         --
No. of Units            2,322,960  2,334,558    933,271         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.636     17.849     16.144     15.381     13.803     11.330     12.500         --         --         --
Value at End of Year       12.553     18.636     17.849     16.144     15.381     13.803     11.330         --         --         --
No. of Units            5,772,309  6,640,567  7,069,603  5,596,897  2,818,382  1,308,590    486,764         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.902     13.261     12.500         --         --         --         --         --         --         --
Value at End of Year        9.402     13.902     13.261         --         --         --         --         --         --         --
Venture No. of Units   29,484,687 18,123,171  6,682,623         --         --         --         --         --         --         --
NY Venture No. of Units 4,091,410  2,388,264    805,122         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     18.688     17.890     12.500         --         --         --         --         --         --         --
Value at End of Year       12.595     18.688     17.890         --         --         --         --         --         --         --
NY Venture No. of Units   995,789    985,448    279,112         --         --         --         --         --         --         --
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440     15.026
Value at End of Year       18.506     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440
Ven 22, 20 No. of Units 2,935,761  2,582,973  2,667,475  2,881,025  2,936,135  2,973,039  3,330,615  2,574,008  2,143,038  2,587,138
Ven 24 No. of Units       129,290     77,210     89,914     93,701     82,793    125,378    140,178     79,993     42,063     22,993
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.591     15.999     14.992     14.806     13.856     12.621     12.607     12.500         --         --
Value at End of Year       13.785     16.591     15.999     14.992     14.806     13.856     12.621     12.607         --         --
No. of Units               63,949     65,719     80,337     81,992     88,483     87,156     62,973     24,904         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.080     16.496     15.481     15.312     14.351     13.091     13.097     12.913         --         --
Value at End of Year       14.170     17.080     16.496     15.481     15.312     14.351     13.091     13.097         --         --
No. of Units              487,378    489,170    581,639    608,786    596,827    745,796    908,673    270,099         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440     15.026
Value at End of Year       18.506     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440
Ven 7, 8 No. of Units     296,174    243,958    228,391    271,508    302,657    257,081    297,513    263,251    289,380    496,176
Ven 9 No. of Units        128,619    190,690    176,780    189,845    226,599    241,888    282,985    271,170    303,451    375,763
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440     15.026
Value at End of Year       18.506     22.228     21.392     20.005     19.718     18.416     16.741     16.690     16.398     15.440
No. of Units               26,004     26,668     30,007     29,998     11,501     12,824      5,847      3,017      3,020      1,718

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.708     13.185     12.500         --         --         --         --         --         --         --
Value at End of Year       11.427     13.708     13.185         --         --         --         --         --         --         --
Venture No. of Units   10,701,990  2,522,542    645,246         --         --         --         --         --         --         --
NY Venture No. of Units   722,380    200,537     41,530         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.486     15.897     14.909     14.706     13.744     12.495     12.500         --         --         --
Value at End of Year       13.708     16.486     15.897     14.909     14.706     13.744     12.495         --         --         --
Ven 22, 20 No. of Units 7,609,031  4,869,156  4,102,455  3,927,264  2,481,748  1,186,682    231,425         --         --         --
Ven 24 No. of Units       374,130    801,710    682,964    675,807    437,942    248,031     54,752         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.301     15.750     14.801     14.628     13.699     12.479     12.500         --         --         --
Value at End of Year       13.527     16.301     15.750     14.801     14.628     13.699     12.479         --         --         --
No. of Units              303,802    256,040    277,404    297,849    209,014    131,019     58,509         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.628     13.155     12.500         --         --         --         --         --         --         --
Value at End of Year       11.321     13.628     13.155         --         --         --         --         --         --         --
No. of Units              373,335    345,423    105,570         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.163     15.641     14.720     14.571     13.666     12.467     12.500         --         --         --
Value at End of Year       13.393     16.163     15.641     14.720     14.571     13.666     12.467         --         --         --
No. of Units            1,706,007  1,810,763  1,841,864  1,660,515  1,274,739    876,165    237,071         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.662     13.168     12.500         --         --         --         --         --         --         --
Value at End of Year       11.366     13.662     13.168         --         --         --         --         --         --         --
Venture No. of Units    3,758,809  1,029,390    219,305         --         --         --         --         --         --         --
NY Venture No. of Units   533,748     98,894     21,842         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     16.209     15.677     12.500         --         --         --         --         --         --         --
Value at End of Year       13.437     16.209     15.677         --         --         --         --         --         --         --
NY Venture No. of Units   190,101    133,568      9,946         --         --         --         --         --         --         --
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.992     13.162         --         --         --         --         --         --         --         --
Value at End of Year        8.769     13.992         --         --         --         --         --         --         --         --
Venture No. of Units        2,617      2,636         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893     14.697
Value at End of Year       13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893
Ven 22, 20 No. of
   Units               13,759,324 17,064,368 20,748,233 20,295,083 18,539,843 17,718,205 16,206,028 16,116,622 12,457,035  9,951,689
Ven 24 No. of Units       211,112    329,168    373,285    336,706    359,928    323,804    332,652    311,049    188,795    105,798
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.461     15.558     13.928     13.024     11.549      9.059     10.938     12.500         --         --
Value at End of Year       10.270     16.461     15.558     13.928     13.024     11.549      9.059     10.938         --         --
No. of Units              427,796    460,308    420,402    421,096    419,794    391,593    323,431    149,637         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.115     15.254     13.676     12.807     11.374      8.935     10.805     12.090         --         --
Value at End of Year       10.039     16.115     15.254     13.676     12.807     11.374      8.935     10.805         --         --
No. of Units              685,602    844,602    943,014    975,569    942,618    916,436    846,312    441,021         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893     14.697
Value at End of Year       13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893
Ven 7, 8 No. of Units   1,486,274  1,604,429  1,792,531  1,687,190  1,526,455  1,268,317  1,103,635    722,508    799,606  1,558,257
Ven 9 No. of Units        416,489    463,348    552,896    611,084    762,279    850,660    929,445  1,106,634  1,268,058  1,484,983
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893     14.697
Value at End of Year       13.802     22.079     20.825     18.606     17.363     15.367     12.029     14.496     16.162     16.893
No. of Units              133,045    153,380    156,473     40,531     40,613     36,351     23,913     32,099     56,344     54,202

Venture Prior


                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.940     13.148     12.500         --         --         --         --         --         --         --
Value at End of Year        8.727     13.940     13.148         --         --         --         --         --         --         --
Venture No. of Units  134,562,788 94,754,801 35,604,528         --         --         --         --         --         --         --
NY Venture No. of Units 8,557,262  6,097,539  2,090,157         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.488     18.426     16.495     15.415     13.641     10.687     12.500         --         --         --
Value at End of Year       12.170     19.488     18.426     16.495     15.415     13.641     10.687         --         --         --
Ven 22, 20 No. of
   Units               68,719,804 74,735,556 78,177,429 57,715,424 25,756,026  9,665,980  1,216,088         --         --         --
Ven 24 No. of Units     9,327,623 10,136,290 10,321,452  7,371,520  3,646,037  1,420,710     49,114         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.269     18.257     16.375     15.334     13.596     10.673     12.500         --         --         --
Value at End of Year       12.009     19.269     18.257     16.375     15.334     13.596     10.673         --         --         --
No. of Units            2,010,275  2,267,885  2,414,849  1,871,385    972,125    638,204     78,532         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.859     13.117     12.500         --         --         --         --         --         --         --
Value at End of Year        8.646     13.859     13.117         --         --         --         --         --         --         --
No. of Units            2,360,020  2,368,224    662,732         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.107     18.130     16.286     15.273     13.563     10.663     12.500         --         --         --
Value at End of Year       11.890     19.107     18.130     16.286     15.273     13.563     10.663         --         --         --
No. of Units            4,696,535  5,089,661  5,410,470  3,920,256  1,911,377    550,860    324,491         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.893     13.130     12.500         --         --         --         --         --         --         --
Value at End of Year        8.680     13.893     13.130         --         --         --         --         --         --         --
Venture No. of Units   54,475,588 36,267,093 13,599,045         --         --         --         --         --         --         --
NY Venture No. of Units 5,273,223  3,145,151  1,019,326         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     19.161     18.172     12.500         --         --         --         --         --         --         --
Value at End of Year       11.930     19.161     18.172         --         --         --         --         --         --         --
NY Venture No. of Units 1,520,784  1,482,302    308,193         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.488     18.426     16.495     15.415         --         --         --         --         --         --
Value at End of Year       12.170     19.488     18.426     16.495         --         --         --         --         --         --
Ven 9 No. of Units            670        710        740        771         --         --         --         --         --         --
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 1-07-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142     15.172
Value at End of Year       16.901     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142
Ven 22, 20 No. of Units 4,346,811  5,055,067  5,458,554  5,673,749  5,447,429  5,704,063  5,392,242  4,575,119  3,960,427  4,068,068
Ven 24 No. of Units       143,007    171,180    154,061    125,204    135,892    109,125     81,844     75,876     55,439     23,104
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.612     16.033     14.754     14.394     13.172     11.360     12.029     12.500         --         --
Value at End of Year       12.386     16.612     16.033     14.754     14.394     13.172     11.360     12.029         --         --
No. of Units               87,602     90,030    101,105    110,195     90,504     90,007    115,441     31,369         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.731     16.173     14.905     14.563     13.347     11.528     12.225     12.579         --         --
Value at End of Year       12.456     16.731     16.173     14.905     14.563     13.347     11.528     12.225         --         --
No. of Units              611,253    880,468  1,020,065  1,098,689  1,085,905  1,047,798  1,002,295    424,701         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142     15.172
Value at End of Year       16.901     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142
Ven 7, 8 No. of Units     401,819    507,871    538,224    636,781    543,923    526,899    474,427    357,247    423,405    783,511
Ven 9 No. of Units        190,098    247,257    301,859    353,937    437,771    529,356    575,206    699,091    655,340    740,965
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142     15.172
Value at End of Year       16.901     22.622     21.790     20.012     19.484     17.795     15.316     16.185     16.596     16.142
No. of Units               65,239     67,341     38,049     36,729     18,419     11,750      2,668     16,026     32,301     27,359

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.728     13.216     12.500         --         --         --         --         --         --         --
Value at End of Year       10.265     13.728     13.216         --         --         --         --         --         --         --
Venture No. of Units   19,008,076  9,207,200  2,580,766         --         --         --         --         --         --         --
NY Venture No. of Units 2,163,904    872,209    220,356         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.496     16.885     15.540     15.153     13.839     11.911     12.500         --         --         --
Value at End of Year       13.050     17.496     16.885     15.540     15.153     13.839     11.911         --         --         --
Ven 22, 20 No. of
   Units               12,377,126 12,861,689 13,031,345 11,713,806  6,406,128  2,725,735    613,785         --         --         --
Ven 24 No. of Units     2,287,300  2,507,459  2,485,765  2,110,909  1,004,128    499,426     81,435         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.300     16.729     15.428     15.073     13.794     11.896     12.500         --         --         --
Value at End of Year       12.877     17.300     16.729     15.428     15.073     13.794     11.896         --         --         --
No. of Units              531,114    647,580    698,787    678,262    482,523    281,212     30,803         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.648     13.185     12.500         --         --         --         --         --         --         --
Value at End of Year       10.170     13.648     13.185         --         --         --         --         --         --         --
No. of Units              233,987    617,199    136,410         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.154     16.614     15.344     15.014     13.760     11.884     12.500         --         --         --
Value at End of Year       12.750     17.154     16.614     15.344     15.014     13.760     11.884         --         --         --
No. of Units            2,539,526  2,895,958  2,907,797  2,416,959  1,643,348    801,726    214,108         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.683     13.198     12.500         --         --         --         --         --         --         --
Value at End of Year       10.211     13.683     13.198         --         --         --         --         --         --         --
Venture No. of Units    7,980,540  4,089,257  1,317,391         --         --         --         --         --         --         --
NY Venture No. of Units 1,368,930    534,617    165,482         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     17.202     16.652     12.500         --         --         --         --         --         --         --
Value at End of Year       12.792     17.202     16.652         --         --         --         --         --         --         --
NY Venture No. of Units   459,889    434,735    102,114         --         --         --         --         --         --         --
MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     17.061     15.160     12.500         --         --         --         --
Value at End of Year           --         --         --     17.816     17.061     15.160         --         --         --         --
Ven 22, 20 No. of Units        --         --         --    738,636    792,390    126,497         --         --         --         --
Ven 24 No. of Units            --         --         --     69,163     82,249     48,270         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     17.005     15.140     12.500         --         --         --         --
Value at End of Year           --         --         --     17.722     17.005     15.140         --         --         --         --
No. of Units                   --         --         --     24,553     25,226     12,499         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     16.963     15.125     12.500         --         --         --         --
Value at End of Year           --         --         --     17.651     16.963     15.125         --         --         --         --
No. of Units                   --         --         --     30,712     31,043     10,337         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     17.061     15.160     12.500         --         --         --         --
Value at End of Year           --         --         --     17.816     17.061     15.160         --         --         --         --
Ven 9 No. of Units             --         --         --     16,192     16,602      5,319         --         --         --         --
No. of Units                   --         --         --     58,308     63,245     74,543         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --     17.061     15.160     12.500         --         --         --         --
Value at End of Year           --         --         --     17.816     17.061     15.160         --         --         --         --
No. of Units                   --         --         --      2,570      2,110         --         --         --         --         --
MID CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272     12.500         --
Value at End of Year       12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272         --
Ven 22, 20 No. of Units 1,037,667  1,217,645  1,619,071  1,572,792  1,762,965  2,037,286  2,160,083  1,445,166    461,015         --
Ven 24 No. of Units        23,056     30,006     33,471     29,772     32,532     35,593     37,352     29,578      7,386         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.894     17.859     16.540     15.002     13.162      9.938     11.904     12.500         --         --
Value at End of Year       11.823     18.894     17.859     16.540     15.002     13.162      9.938     11.904         --         --
No. of Units               13,158     12,805     16,454     14,174     14,918     24,778     17,742      6,892         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     20.083     19.011     17.633     16.018     14.074     10.643     12.767     13.223         --         --
Value at End of Year       12.547     20.083     19.011     17.633     16.018     14.074     10.643     12.767         --         --
No. of Units               51,624     56,877     53,356     54,648     54,496     56,431     56,880     36,519         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272     12.500         --
Value at End of Year       12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272         --
Ven 7, 8 No. of Units     161,422    178,723    232,052    264,718    301,020    300,136    282,297    158,504     53,664         --
Ven 9 No. of Units         27,038     38,469     42,990     36,644     44,253     46,607     50,525     23,391      8,984         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272     12.500         --
Value at End of Year       12.952     20.657     19.486     18.010     16.303     14.275     10.757     12.859     13.272         --
No. of Units               12,086     11,491     11,422      8,159     15,399     15,949      3,087      3,760      3,025         --
MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.483     12.708     12.500         --         --         --         --         --         --         --
Value at End of Year        8.460     13.483     12.708         --         --         --         --         --         --         --
Venture No. of Units       93,178     73,144     19,590         --         --         --         --         --         --         --
NY Venture No. of Units     5,263      5,291      2,511         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.044     17.994     16.673     15.124     13.262     10.013     12.500         --         --         --
Value at End of Year       11.920     19.044     17.994     16.673     15.124     13.262     10.013         --         --         --
Ven 22, 20 No. of Units   648,717    648,059    774,328    542,656    553,730    445,990    140,096         --         --         --
Ven 24 No. of Units       152,171    161,790    201,859    158,796    149,867     90,131     35,062         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.830     17.828     16.552     15.044     13.219     10.000     12.500         --         --         --
Value at End of Year       11.762     18.830     17.828     16.552     15.044     13.219     10.000         --         --         --
No. of Units               92,858     87,782    116,268    114,072    117,692    100,295      4,403         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.426     12.699     12.500         --         --         --         --         --         --         --
Value at End of Year        8.395     13.426     12.699         --         --         --         --         --         --         --
No. of Units                5,537      8,201      2,424         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.672     17.705     16.462     14.985     13.187      9.990     12.500         --         --         --
Value at End of Year       11.646     18.672     17.705     16.462     14.985     13.187      9.990         --         --         --
No. of Units              104,683    114,372    113,937     83,936     78,335     67,111     26,727         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.451     12.703     12.500         --         --         --         --         --         --         --
Value at End of Year        8.423     13.451     12.703         --         --         --         --         --         --         --
Venture No. of Units       59,613     46,850     30,993         --         --         --         --         --         --         --
NY Venture No. of Units     8,670      8,436      7,639         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     18.724     17.746     12.500         --         --         --         --         --         --         --
Value at End of Year       11.684     18.724     17.746         --         --         --         --         --         --         --
NY Venture No. of Units     1,010        920        267         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.044     17.994     16.673     15.124         --         --         --         --         --         --
Value at End of Year       11.920     19.044     17.994     16.673         --         --         --         --         --         --
Ven 9 No. of Units          1,353      1,994      2,055      2,117         --         --         --         --         --         --
MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.531     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.592     11.531         --         --         --         --         --         --         --         --
Venture No. of Units       30,268      6,848         --         --         --         --         --         --         --         --
NY Venture No. of Units     1,991      1,670         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     11.512     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.564     11.512         --         --         --         --         --         --         --         --
Ven 22, 20 No. of Units    84,023     60,812         --         --         --         --         --         --         --         --
Ven 24 No. of Units            46         --         --         --         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        6.542         --         --         --         --         --         --         --         --         --
No. of Units                  344         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.504     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.553     11.504         --         --         --         --         --         --         --         --
No. of Units                1,537        695         --         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year        6.526         --         --         --         --         --         --         --         --         --
No. of Units                   84         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.516     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.570     11.516         --         --         --         --         --         --         --         --
Venture No. of Units       31,321      6,336         --         --         --         --         --         --         --         --
NY Venture No. of Units    21,571         --         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     11.489     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.531     11.489         --         --         --         --         --         --         --         --
NY Venture No. of Units       669        617         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     11.512     12.500         --         --         --         --         --         --         --         --
Value at End of Year        6.564     11.512         --         --         --         --         --         --         --         --
Ven 9 No. of Units          2,791         --         --         --         --         --         --         --         --         --
No. of Units               10,596        243         --         --         --         --         --         --         --         --
MID CAP STOCK TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484     12.500
Value at End of Year        3.278     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484
Ven 22, 20 No. of Units 6,389,202  7,360,169  9,811,367 10,843,192  6,516,608  6,572,285  5,566,897  5,516,464  3,230,809  1,137,143
Ven 24 No. of Units       274,118    320,664    433,843    490,287    193,333    200,488    202,604    220,863    168,535     60,538
Ven 22, 20 Contracts with GEM
Value at Start of Year     20.397     16.774     15.011     13.312     11.364      8.113     10.646     12.500         --         --
Value at End of Year       11.287     20.397     16.774     15.011     13.312     11.364      8.113     10.646         --         --
No. of Units               87,222     69,434     92,136    103,163     74,833     79,291     68,471     29,600         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     20.271     16.695     14.963     13.290     11.362      8.124     10.676     12.208         --         --
Value at End of Year       11.201     20.271     16.695     14.963     13.290     11.362      8.124     10.676         --         --
No. of Units              462,521    401,579    454,466    474,492    302,058    328,635    284,176    160,451         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484     12.500
Value at End of Year       11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484
Ven 7, 8 No. of Units     598,299    771,304    863,608  1,005,784    628,579    596,366    412,241    415,187    287,258    148,757
Ven 9 No. of Units        139,648    162,973    225,411    271,492    121,334    130,541     79,846     80,043     75,071     38,226
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484     12.500
Value at End of Year       11.155     20.118     16.511     14.746     13.051     11.119      7.922     10.375     11.822     12.484
No. of Units               89,058     75,351     87,800     82,248     50,831     36,626     39,384     29,569     14,787      3,151
MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     15.628     12.816     12.500         --         --         --         --         --         --         --
Value at End of Year        8.671     15.628     12.816         --         --         --         --         --         --         --
Venture No. of Units      267,398    216,592     65,100         --         --         --         --         --         --         --
NY Venture No. of Units    27,415     21,118      8,153         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     25.440     20.916     18.719     16.589     14.167     10.120     12.500         --         --         --
Value at End of Year       10.003     25.440     20.916     18.719     16.589     14.167     10.120         --         --         --
Ven 22, 20 No. of Units 1,561,351  1,534,280  1,681,320  1,697,798  1,230,457    927,286    151,075         --         --         --
Ven 24 No. of Units       466,716    460,207    480,630    502,398    348,792    200,488     33,898         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     25.154     20.723     18.584     16.502     14.121     10.107     12.500         --         --         --
Value at End of Year       13.894     25.154     20.723     18.584     16.502     14.121     10.107         --         --         --
No. of Units              104,638    121,231    132,661    121,492     81,679     69,909     12,687         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     15.537     12.787     12.500         --         --         --         --         --         --         --
Value at End of Year        8.590     15.537     12.787         --         --         --         --         --         --         --
No. of Units               23,757     20,354      2,894         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     24.943     20.580     18.483     16.437     14.087     10.097     12.500         --         --         --
Value at End of Year       13.756     24.943     20.580     18.483     16.437     14.087     10.097         --         --         --
No. of Units              198,274    192,518    228,135    216,605    166,957    102,097     47,469         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     15.576     12.799     12.500         --         --         --         --         --         --         --
Value at End of Year        8.625     15.576     12.799         --         --         --         --         --         --         --
Venture No. of Units      177,373    116,075     42,972         --         --         --         --         --         --         --
NY Venture No. of Units     8,661     11,667      3,683         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     25.013     20.627     12.500         --         --         --         --         --         --         --
Value at End of Year       13.802     25.013     20.627         --         --         --         --         --         --         --
NY Venture No. of Units     8,829      5,225        418         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     25.440     20.916     18.719     16.589         --         --         --         --         --         --
Value at End of Year       11.933     25.440     20.916     18.719         --         --         --         --         --         --
Ven 9 No. of Units             --        827        827        827         --         --         --         --         --         --
MID CAP VALUE TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500         --         --
Value at End of Year       12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967         --         --
Ven 22, 20 No. of Units 2,095,320  3,049,597  4,183,119  5,320,270  5,734,182  5,362,030  5,302,902  2,477,819         --         --
Ven 24 No. of Units        56,365     75,721    105,806    130,265    130,245    126,795    134,600     46,275         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     20.144     20.330     18.399     17.310     14.133     11.456     12.950     12.500         --         --
Value at End of Year       12.085     20.144     20.330     18.399     17.310     14.133     11.456     12.950         --         --
No. of Units               31,502     53,298     65,492     78,203     90,413    112,668    114,495     64,159         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.944     20.158     18.271     17.215     14.076     11.427     12.936     12.500         --         --
Value at End of Year       11.946     19.944     20.158     18.271     17.215     14.076     11.427     12.936         --         --
No. of Units              185,889    236,505    299,258    357,753    371,170    343,447    388,437    108,621         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500         --         --
Value at End of Year       12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967         --         --
Ven 7, 8 No. of Units     312,873    424,480    597,707    868,842    923,499    808,002    817,849    240,184         --         --
Ven 9 No. of Units         47,562     75,431     91,631    142,839    140,272     94,347    112,506     57,503         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     20.415     20.562     18.572     17.438     14.209     11.494     12.967     12.500         --         --
Value at End of Year       12.272     20.415     20.562     18.572     17.438     14.209     11.494     12.967         --         --
No. of Units               25,166     31,727     39,164     52,243     41,364     43,433     99,198     33,279         --         --
MID CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.087     19.260     17.434     16.406     13.394     10.854     12.500         --         --         --
Value at End of Year       11.449     19.087     19.260     17.434     16.406     13.394     10.854         --         --         --
Ven 22, 20 No. of Units 1,494,841  1,709,097  2,026,553  2,338,620  2,256,603  1,648,420    571,411         --         --         --
Ven 24 No. of Units       413,958    448,923    490,324    517,657    512,874    356,825     91,791         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     18.873     19.083     17.307     16.319     13.350     10.841     12.500         --         --         --
Value at End of Year       11.298     18.873     19.083     17.307     16.319     13.350     10.841         --         --         --
No. of Units              128,085    142,327    154,445    165,889    143,651     99,217     24,967         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.714     18.951     17.213     16.255     13.317     10.830     12.500         --         --         --
Value at End of Year       11.186     18.714     18.951     17.213     16.255     13.317     10.830         --         --         --
No. of Units              213,223    243,844    286,882    302,164    290,149    244,976    112,237         --         --         --
MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.372     16.553     13.982     12.500         --         --         --         --         --         --
Value at End of Year       10.513     16.372     16.553     13.982         --         --         --         --         --         --
Ven 22, 20 No. of Units   299,608    357,460    391,887    126,143         --         --         --         --         --         --
Ven 24 No. of Units        23,428     25,044     12,016      2,779         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.284     16.498     13.963     12.500         --         --         --         --         --         --
Value at End of Year       10.436     16.284     16.498     13.963         --         --         --         --         --         --
No. of Units                3,061      4,728      2,205      1,027         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.220     16.457     13.949     12.500         --         --         --         --         --         --
Value at End of Year       10.378     16.220     16.457     13.949         --         --         --         --         --         --
No. of Units               15,727     15,297     18,426      6,282         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.372     16.553     13.982     12.500         --         --         --         --         --         --
Value at End of Year       10.513     16.372     16.553     13.982         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --      8,384         --         --         --         --         --         --
Ven 9 No. of Units          4,899      4,944     15,559        698         --         --         --         --         --         --
No. of Units               31,517     47,441     46,217         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     16.372     16.553     13.982     12.500         --         --         --         --         --         --
Value at End of Year       10.513     16.372     16.553     13.982         --         --         --         --         --         --
No. of Units                3,657      5,156      5,902        334         --         --         --         --         --         --
MONEY MARKET TRUST - SERIES I SHARES (units first credited 5-04-1987)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       13.298         --         --         --         --         --         --         --         --         --
Venture No. of Units          829         --         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291     15.795
Value at End of Year       18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291
Ven 22, 20 No. of Units 8,639,261  7,827,050  8,299,826  8,146,439  9,489,404 12,418,668 20,762,216 23,776,122 14,836,532 23,099,969
Ven 24 No. of Units       284,252    257,277    273,693    356,392    378,701    523,099    717,978    923,114    616,943    247,891
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.272     12.899     12.549     12.420     12.520     12.648     12.703     12.500         --         --
Value at End of Year       13.291     13.272     12.899     12.549     12.420     12.520     12.648     12.703         --         --
No. of Units              126,138     95,041     79,118     87,841     97,583    150,973    427,606    216,473         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.410     13.053     12.718     12.606     12.726     12.876     12.951     12.725         --         --
Value at End of Year       13.409     13.410     13.053     12.718     12.606     12.726     12.876     12.951         --         --
No. of Units              742,995    726,002    664,563    789,047    744,203  1,185,954  2,239,473  1,423,654         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291     15.795
Value at End of Year       18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291
Ven 7, 8 No. of Units   1,980,647  1,723,630  1,679,318  1,736,637  2,136,230  2,869,078  4,774,115  5,932,529  6,686,369 14,230,836
Ven 9 No. of Units        432,868    420,154    579,654    736,544    755,072    851,188  1,333,295  1,543,723  1,560,602  1,695,532
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291     15.795
Value at End of Year       18.435     18.371     17.819     17.301     17.089     17.192     17.334     17.374     17.010     16.291
No. of Units              150,413    161,314    132,214    158,302    189,165    273,447    404,157    501,742    541,669    921,422

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 1 Contracts with no Optional Riders
Value at Start of Year     20.301     19.669     19.076     18.823     18.915     19.050     19.074     18.654     17.847     17.284
Value at End of Year       20.393     20.301     19.669     19.076     18.823     18.915     19.050     19.074     18.654     17.847
No. of Units                4,012      4,028      4,030      4,031      4,032      4,034      4,035      4,044      4,056      4,228
MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.175     12.772     12.500         --         --         --         --         --         --         --
Value at End of Year       13.227     13.175     12.772         --         --         --         --         --         --         --
Venture No. of Units   10,993,289  2,055,751    795,970         --         --         --         --         --         --         --
NY Venture No. of Units   521,737    134,319     41,156         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.078     12.710     12.365     12.238     12.337     12.463     12.500         --         --         --
Value at End of Year       13.097     13.078     12.710     12.365     12.238     12.337     12.463         --         --         --
Ven 22, 20 No. of
   Units               10,719,506  3,598,487  2,681,631  2,301,410  1,923,372  1,909,532    985,880         --         --         --
Ven 24 No. of Units     1,464,378    834,407    658,888    328,203    504,623    344,157    200,546         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     12.931     12.593     12.276     12.174     12.296     12.447     12.500         --         --         --
Value at End of Year       12.924     12.931     12.593     12.276     12.174     12.296     12.447         --         --         --
No. of Units              332,048    196,252    173,045    241,586    156,741    141,093    156,044         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.098     12.743     12.500         --         --         --         --         --         --         --
Value at End of Year       13.104     13.098     12.743         --         --         --         --         --         --         --
No. of Units              360,344    145,170     30,165         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     12.822     12.506     12.209     12.126     12.266     12.435     12.500         --         --         --
Value at End of Year       12.796     12.822     12.506     12.209     12.126     12.266     12.435         --         --         --
No. of Units            1,668,873    962,315    674,994    769,100    601,362    644,149    565,393         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.131     12.755     12.500         --         --         --         --         --         --         --
Value at End of Year       13.157     13.131     12.755         --         --         --         --         --         --         --
Venture No. of Units    3,294,654    968,324    163,023         --         --         --         --         --         --         --
NY Venture No. of Units   372,374     97,392      6,603         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     12.859     12.535     12.500         --         --         --         --         --         --         --
Value at End of Year       12.838     12.859     12.535         --         --         --         --         --         --         --
NY Venture No. of Units   120,359     44,212     10,901         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --         --         --         --         --         --         --
Value at End of Year       13.097         --         --         --         --         --         --         --         --         --
No. of Units                8,251         --         --         --         --         --         --         --         --         --
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     17.134     12.342     12.500         --         --         --         --         --         --         --
Value at End of Year        8.178     17.134     12.342         --         --         --         --         --         --         --
Venture No. of Units      335,542    261,864     60,990         --         --         --         --         --         --         --
NY Venture No. of Units    34,803     12,662      7,082         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     52.434     37.865     31.465     21.792     17.816     12.500         --         --         --         --
Value at End of Year       24.964     52.434     37.865     31.465     21.792     17.816         --         --         --         --
Ven 22, 20 No. of Units 1,289,504  1,614,408  1,915,097  2,011,774  1,249,132    108,007         --         --         --         --
Ven 24 No. of Units       118,893    143,868    128,722    119,033     86,284     27,084         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     51.948     37.590     31.298     21.720     17.792     12.500         --         --         --         --
Value at End of Year       24.683     51.948     37.590     31.298     21.720     17.792         --         --         --         --
No. of Units               51,469     34,183     51,790     39,850     16,900      5,192         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     17.034     12.314     12.500         --         --         --         --         --         --         --
Value at End of Year        8.102     17.034     12.314         --         --         --         --         --         --         --
No. of Units               36,729     38,701      6,658         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     51.586     37.385     31.174     21.666     17.775     12.500         --         --         --         --
Value at End of Year       24.475     51.586     37.385     31.174     21.666     17.775         --         --         --         --
No. of Units               67,626     86,951     86,149     95,896     40,413     10,561         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     17.077     12.326     12.500         --         --         --         --         --         --         --
Value at End of Year        8.135     17.077     12.326         --         --         --         --         --         --         --
Venture No. of Units      183,516    126,027     65,868         --         --         --         --         --         --         --
NY Venture No. of Units    10,611     13,287      1,476         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     51.707     37.453     12.500         --         --         --         --         --         --         --
Value at End of Year       24.544     51.707     37.453         --         --         --         --         --         --         --
NY Venture No. of Units     5,414     19,153      1,375         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     52.434     37.865     31.465     21.792     17.816     12.500         --         --         --         --
Value at End of Year       24.964     52.434     37.865     31.465     21.792     17.816         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    256,977    156,826     55,086         --         --         --         --
Ven 9 No. of Units         33,093     43,050     43,072     55,708     35,614      8,952         --         --         --         --
No. of Units              175,542    236,741    233,152         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     52.434     37.865     31.465     21.792     17.816     12.500         --         --         --         --
Value at End of Year       24.964     52.434     37.865     31.465     21.792     17.816         --         --         --         --
No. of Units                9,353     12,827     13,026     18,111     10,005     10,886         --         --         --         --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     21.541     21.094     18.615     17.420     15.405     12.500         --         --         --         --
Value at End of Year       12.056     21.541     21.094     18.615     17.420     15.405         --         --         --         --
Ven 22, 20 No. of Units    49,538     64,223     62,469     73,517     55,309      4,397         --         --         --         --
Ven 24 No. of Units        15,099     13,263     14,550     20,093     10,781         28         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     21.341         --         --         --     15.385     12.500         --         --         --         --
Value at End of Year       11.920     21.341         --         --     17.362     15.385         --         --         --         --
No. of Units                  487        487         --         --         --          5         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.193     20.826     18.443     17.319     15.370     12.500         --         --         --         --
Value at End of Year       11.819     21.193     20.826     18.443     17.319     15.370         --         --         --         --
No. of Units                1,855      2,402      3,176      5,398      1,385         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     21.541     21.094     18.615     17.420     15.405     12.500         --         --         --         --
Value at End of Year       12.056     21.541     21.094     18.615     17.420     15.405         --         --         --         --
Ven 7, 8 No. of Units          --         --         --      6,692      4,003      1,773         --         --         --         --
Ven 9 No. of Units          2,975      6,839         --        254        255        395         --         --         --         --
No. of Units                1,796      2,524      7,200         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     21.541     21.094         --         --     15.405     12.500         --         --         --         --
Value at End of Year       12.056     21.541     21.094         --     17.420     15.405         --         --         --         --
No. of Units                  419        419        419         --         --         --         --         --         --         --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.356     18.605     15.586     14.525     12.500         --         --         --         --         --
Value at End of Year       10.035     17.356     18.605     15.586     14.525         --         --         --         --         --
Ven 22, 20 No. of Units    53,597     73,710     83,075     57,388     19,641         --         --         --         --         --
Ven 24 No. of Units           907      1,170      4,052      1,086      5,114         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.229     18.507     15.534     14.505     12.500         --         --         --         --         --
Value at End of Year        9.942     17.229     18.507     15.534     14.505         --         --         --         --         --
No. of Units                1,287      1,293      2,375        142        142         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.135     18.433     15.496     14.491     12.500         --         --         --         --         --
Value at End of Year        9.872     17.135     18.433     15.496     14.491         --         --         --         --         --
No. of Units                2,011      1,987      1,503      1,941        726         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.356     18.605     15.586     14.525     12.500         --         --         --         --         --
Value at End of Year       10.035     17.356     18.605     15.586     14.525         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --      3,527         69         --         --         --         --         --
Ven 9 No. of Units          1,806      2,008      2,008      2,161      1,578         --         --         --         --         --
No. of Units                5,654      8,242      2,573         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     18.605     15.586     14.525     12.500         --         --         --         --         --
Value at End of Year           --     17.356     18.605     15.586     14.525         --         --         --         --         --
No. of Units                   --      1,102      1,138         --         --         --         --         --         --         --
OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.789     17.886     15.160     12.500         --         --         --         --         --         --
Value at End of Year       11.280     19.789     17.886     15.160         --         --         --         --         --         --
Ven 22, 20 No. of Units   112,549    132,649    152,538     94,595         --         --         --         --         --         --
Ven 24 No. of Units         9,661     14,007     14,486      4,363         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.684     17.826     15.140     12.500         --         --         --         --         --         --
Value at End of Year       11.197     19.684     17.826     15.140         --         --         --         --         --         --
No. of Units                1,993      1,030      1,667        668         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.605     17.782     15.125     12.500         --         --         --         --         --         --
Value at End of Year       11.136     19.605     17.782     15.125         --         --         --         --         --         --
No. of Units                4,518      4,624      3,794      1,206         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.789     17.886     15.160     12.500         --         --         --         --         --         --
Value at End of Year       11.280     19.789     17.886     15.160         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     13,563         --         --         --         --         --         --
Ven 9 No. of Units          1,229      5,003      4,984        875         --         --         --         --         --         --
No. of Units               23,589     29,890     30,477         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     19.789     17.886     15.160     12.500         --         --         --         --         --         --
Value at End of Year       11.280     19.789     17.886     15.160         --         --         --         --         --         --
No. of Units                  152        153        128      5,531         --         --         --         --         --         --
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 1-09-1995)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     11.678      8.233     10.628     13.661     17.045     12.290
Value at End of Year           --         --         --         --     12.873     11.678      8.233     10.628     13.661     17.045
Ven 22, 20 No. of Units        --         --         --         --  7,861,388  9,133,261 10,929,678 13,292,645 14,440,013 10,610,772
Ven 24 No. of Units            --         --         --         --    195,461    233,009    247,378    276,663    247,771     50,911
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     10.609      7.495      9.694     12.500         --         --
Value at End of Year           --         --         --         --     11.671     10.609      7.495      9.694         --         --
No. of Units                   --         --         --         --     20,478     18,448     21,984     14,482         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --      9.493      6.716      8.700     11.223         --         --
Value at End of Year           --         --         --         --     10.427      9.493      6.716      8.700         --         --
No. of Units                   --         --         --         --    107,898    102,234    108,578     79,174         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     11.678      8.233     10.628     13.661     17.045     12.290
Value at End of Year           --         --         --         --     12.873     11.678      8.233     10.628     13.661     17.045
Ven 7, 8 No. of Units          --         --         --         --  1,603,708  1,879,391  2,313,445  2,732,469  4,141,495  4,663,016
Ven 9 No. of Units             --         --         --         --    600,238    730,831    931,451  1,172,619  1,468,317  1,468,159
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     11.678      8.233     10.628     13.661     17.045     12.290
Value at End of Year           --         --         --         --     12.873     11.678      8.233     10.628     13.661     17.045
No. of Units                   --         --         --         --     76,700     83,220    109,607    150,351    189,016    160,536

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     13.690      9.660     12.500         --         --         --
Value at End of Year           --         --         --         --     15.060     13.690      9.660         --         --         --
Ven 22, 20 No. of Units        --         --         --         --    662,265    463,641    171,918         --         --         --
Ven 24 No. of Units            --         --         --         --     72,332     38,830      7,480         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     13.645      9.648     12.500         --         --         --
Value at End of Year           --         --         --         --     14.981     13.645      9.648         --         --         --
No. of Units                   --         --         --         --     16,307     17,040      3,413         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     13.611      9.638     12.500         --         --         --
Value at End of Year           --         --         --         --     14.921     13.611      9.638         --         --         --
No. of Units                   --         --         --         --     43,507     31,830     13,229         --         --         --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 10-04-1994)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359      7.695
Value at End of Year        8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
Ven 22, 20 No. of Units 1,102,434  1,558,848  2,484,333  2,940,483  2,669,971  2,677,606  2,699,563  2,940,999  3,712,710  2,807,202
Ven 24 No. of Units        49,092     40,344     74,595    112,145     86,988    104,362    102,412    120,548    136,877     49,612
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.882     18.512     16.939     13.687     11.897      8.591      9.981     12.500         --         --
Value at End of Year       11.736     19.882     18.512     16.939     13.687     11.897      8.591      9.981         --         --
No. of Units                8,102      8,858      9,548      9,365      6,413      9,416      5,658      1,346         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.282     16.116     14.768     11.951     10.404      7.524      8.754     10.942         --         --
Value at End of Year       10.186     17.282     16.116     14.768     11.951     10.404      7.524      8.754         --         --
No. of Units               14,523     23,551     31,409     33,999     32,808     19,347     15,150      3,470         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359      7.695
Value at End of Year        8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
Ven 7, 8 No. of Units     191,557    229,238    255,815    326,199    285,838    328,297    343,351    382,346    500,439    837,074
Ven 9 No. of Units         66,609     75,158    107,399    124,649    142,943    142,089    142,971    169,570    236,607    314,807
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359      7.695
Value at End of Year        8.826     14.921     13.865     12.661     10.210      8.857      6.383      7.401      9.218     12.359
No. of Units               16,996     21,311     22,955     27,807     22,978     25,751     22,460     40,793     55,507     76,285
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.205     12.273     12.500         --         --         --         --         --         --         --
Value at End of Year        7.821     13.205     12.273         --         --         --         --         --         --         --
Venture No. of Units       72,957     63,859     24,835         --         --         --         --         --         --         --
NY Venture No. of Units     5,900      2,006        250         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.005     21.435     19.597     15.844     13.757      9.928     12.500         --         --         --
Value at End of Year       13.591     23.005     21.435     19.597     15.844     13.757      9.928         --         --         --
Ven 22, 20 No. of Units   242,152    298,706    309,641    392,645    267,792    150,626     33,217         --         --         --
Ven 24 No. of Units        51,502     68,170     60,453     81,895     44,535     25,847        484         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.747     21.238     19.455     15.761     13.712      9.916     12.500         --         --         --
Value at End of Year       13.412     22.747     21.238     19.455     15.761     13.712      9.916         --         --         --
No. of Units               17,901     23,088     21,589     19,646      9,108      9,466        434         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.128     12.244     12.500         --         --         --         --         --         --         --
Value at End of Year        7.748     13.128     12.244         --         --         --         --         --         --         --
No. of Units                5,893      7,318      2,850         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     22.556     21.091     19.349     15.699     13.679      9.906     12.500         --         --         --
Value at End of Year       13.279     22.556     21.091     19.349     15.699     13.679      9.906         --         --         --
No. of Units               28,023     35,653     38,522     44,577     25,703     28,878      5,834         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.161     12.256     12.500         --         --         --         --         --         --         --
Value at End of Year        7.779     13.161     12.256         --         --         --         --         --         --         --
Venture No. of Units       30,642     23,343      7,357         --         --         --         --         --         --         --
NY Venture No. of Units     9,166      8,966        833         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     22.619     21.140     12.500         --         --         --         --         --         --         --
Value at End of Year       13.323     22.619     21.140         --         --         --         --         --         --         --
NY Venture No. of Units       603      1,788        726         --         --         --         --         --         --         --
PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.882     14.914     14.492     13.872     12.500         --         --         --         --         --
Value at End of Year       13.129     15.882     14.914     14.492     13.872         --         --         --         --         --
Ven 22, 20 No. of Units   547,721    589,526    752,355    971,796    442,696         --         --         --         --         --
Ven 24 No. of Units        58,853     49,819    100,462    116,431     51,424         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.767     14.835     14.444     13.853     12.500         --         --         --         --         --
Value at End of Year       13.007     15.767     14.835     14.444     13.853         --         --         --         --         --
No. of Units               14,976     15,513     19,670      8,198         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.680     14.776     14.408     13.839     12.500         --         --         --         --         --
Value at End of Year       12.916     15.680     14.776     14.408     13.839         --         --         --         --         --
No. of Units               28,055     35,391     24,782     35,252     16,055         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.882     14.914     14.492     13.872     12.500         --         --         --         --         --
Value at End of Year       13.129     15.882     14.914     14.492     13.872         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    146,226     52,571         --         --         --         --         --
Ven 9 No. of Units         11,895     19,409     25,552     46,938     46,963         --         --         --         --         --
No. of Units               80,555     89,701    108,685         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.882     14.914     14.492     13.872     12.500         --         --         --         --         --
Value at End of Year       13.129     15.882     14.914     14.492     13.872         --         --         --         --         --
No. of Units                5,938      4,726      8,182     10,981      5,197         --         --         --         --         --
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --         --
Value at End of Year           --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --         --
Ven 22, 20 No. of Units        --    216,709    346,040    534,149    500,094    390,065    355,068    213,946         --         --
Ven 24 No. of Units            --      5,170      6,251      6,960     18,118      6,648      7,734      1,435         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     13.956     13.622     12.182     10.472      7.681     10.091     12.500         --         --
Value at End of Year           --     13.448     13.956     13.622     12.182     10.472      7.681     10.091         --         --
No. of Units                   --      1,762      3,247      2,639      4,470      8,402      9,059      6,324         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     13.837     13.527     12.115     10.430      7.662     10.081     12.500         --         --
Value at End of Year           --     13.314     13.837     13.527     12.115     10.430      7.662     10.081         --         --
No. of Units                   --     13,446     20,254     24,039     74,344     25,840     30,835      4,604         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --         --
Value at End of Year           --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --         --
Ven 7, 8 No. of Units          --     24,940     36,763     84,204     95,160     68,864     74,303     23,771         --         --
Ven 9 No. of Units             --      3,781      6,083     14,714     45,222     11,456     10,725      2,273         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     14.115     13.750     12.272     10.528      7.707     10.104     12.500         --         --
Value at End of Year           --     13.629     14.115     13.750     12.272     10.528      7.707     10.104         --         --
No. of Units                   --        388        421        645      3,340        412        115        265         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     17.931     17.519     15.668     13.478      9.881     12.500         --         --         --
Value at End of Year           --     17.292     17.931     17.519     15.668     13.478      9.881         --         --         --
Ven 22, 20 No. of Units        --    102,071    111,286    154,140    126,713     80,305     25,502         --         --         --
Ven 24 No. of Units            --      8,890     12,240     22,336     13,437      7,465      1,821         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     17.765     17.392     15.586     13.434      9.868     12.500         --         --         --
Value at End of Year           --     17.099     17.765     17.392     15.586     13.434      9.868         --         --         --
No. of Units                   --      6,267      7,989      4,330      2,244      1,634        717         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     17.642     17.298     15.524     13.401      9.859     12.500         --         --         --
Value at End of Year           --     16.955     17.642     17.298     15.524     13.401      9.859         --         --         --
No. of Units                   --     18,010     20,051     22,978     28,268     11,928      6,951         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     17.519         --         --         --         --         --         --         --
Value at End of Year           --         --     17.931         --         --         --         --         --         --         --
No. of Units                   --         --         69         --         --         --         --         --         --         --
REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174     12.317
Value at End of Year       19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
Ven 22, 20 No. of Units 1,022,417  1,409,793  2,158,440  2,467,720  3,021,827  3,249,352  3,499,807  2,597,787  1,918,033  1,400,846
Ven 24 No. of Units        26,244     35,644     66,221     64,124     76,166     76,239     84,014     39,195     24,649      6,163
Ven 22, 20 Contracts with GEM
Value at Start of Year     28.652     34.502     25.384     23.060     17.747     12.960     12.837     12.500         --         --
Value at End of Year       17.079     28.652     34.502     25.384     23.060     17.747     12.960     12.837         --         --
No. of Units               19,111     31,921     40,443     47,141     52,287     51,794     56,750     14,609         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     30.462     36.738     27.069     24.628     18.982     13.882     13.771     13.588         --         --
Value at End of Year       18.131     30.462     36.738     27.069     24.628     18.982     13.882     13.771         --         --
No. of Units               54,997    101,928    128,963    137,307    140,916    152,775    130,516     64,489         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174     12.317
Value at End of Year       19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
Ven 7, 8 No. of Units     217,057    275,438    413,963    445,869    556,511    662,714    708,197    443,319    437,758    499,923
Ven 9 No. of Units         46,446     55,285     91,408    108,497    149,698    179,522    201,089    168,521    244,903    222,156
Ven 3 Contracts with no Optional Riders
Value at Start of Year     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174     12.317
Value at End of Year       19.009     31.825     38.246     28.083     25.461     19.555     14.251     14.088     13.852     11.174
No. of Units               15,355     20,327     22,541     29,074     38,556     36,426     43,162     46,555     32,667     22,616
REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.060     15.686     12.500         --         --         --         --         --         --         --
Value at End of Year        7.801     13.060     15.686         --         --         --         --         --         --         --
Venture No. of Units      174,062    141,443     62,641         --         --         --         --         --         --         --
NY Venture No. of Units    19,096     12,985      2,008         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     26.205     31.552     23.215     21.084     16.227     11.844     12.500         --         --         --
Value at End of Year       15.612     26.205     31.552     23.215     21.084     16.227     11.844         --         --         --
Ven 22, 20 No. of Units   701,546    792,182    987,817    969,057  1,040,281    745,046    239,162         --         --         --
Ven 24 No. of Units       109,242    128,992    140,669    151,333    155,993     83,942     33,209         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     25.911     31.261     23.047     20.973     16.174     11.829     12.500         --         --         --
Value at End of Year       15.406     25.911     31.261     23.047     20.973     16.174     11.829         --         --         --
No. of Units               29,425     29,961     49,570     46,641     51,832     35,170     11,412         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.984     15.649     12.500         --         --         --         --         --         --         --
Value at End of Year        7.728     12.984     15.649         --         --         --         --         --         --         --
No. of Units               18,919     23,812     11,912         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     25.693     31.045     22.922     20.890     16.134     11.818     12.500         --         --         --
Value at End of Year       15.254     25.693     31.045     22.922     20.890     16.134     11.818         --         --         --
No. of Units              119,689    149,193    177,935    184,545    164,568    143,081     81,806         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.017     15.665     12.500         --         --         --         --         --         --         --
Value at End of Year        7.759     13.017     15.665         --         --         --         --         --         --         --
Venture No. of Units      113,782     97,687     65,267         --         --         --         --         --         --         --
NY Venture No. of Units     5,816      4,710      2,317         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     25.766     31.117     12.500         --         --         --         --         --         --         --
Value at End of Year       15.304     25.766     31.117         --         --         --         --         --         --         --
NY Venture No. of Units    16,115     27,039      2,184         --         --         --         --         --         --         --
REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --         --
Value at End of Year       13.113     15.033     13.724     13.890     13.916     12.980         --         --         --         --
Ven 22, 20 No. of Units 1,779,315  1,660,995  1,929,837  2,383,285  2,285,856    462,402         --         --         --         --
Ven 24 No. of Units       246,730    233,508    260,533    344,643    253,165     85,065         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.894     13.624     13.816     13.870     12.963     12.500         --         --         --         --
Value at End of Year       12.966     14.894     13.624     13.816     13.870     12.963         --         --         --         --
No. of Units              159,104     73,752     79,339     84,380     80,862     61,925         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.790     13.549     13.761     13.836     12.950     12.500         --         --         --         --
Value at End of Year       12.856     14.790     13.549     13.761     13.836     12.950         --         --         --         --
No. of Units              211,011    182,542    201,762    295,708    225,233     67,507         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --         --
Value at End of Year       13.113     15.033     13.724     13.890     13.916     12.980         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    256,919    271,910    169,052         --         --         --         --
Ven 9 No. of Units         71,360     53,732     35,151     54,211     42,216     18,750         --         --         --         --
No. of Units              178,919    178,184    198,123         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.033     13.724     13.890     13.916     12.980     12.500         --         --         --         --
Value at End of Year       13.113     15.033     13.724     13.890     13.916     12.980         --         --         --         --
No. of Units               11,561      8,755      7,753     10,151     13,885      4,989         --         --         --         --
SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.208      3.832     12.397     12.314     12.380      8.348     14.291     24.672     37.943     19.287
Value at End of Year        2.475     15.208      3.832     12.397     12.314     12.380      8.348     14.291     24.672     37.943
Ven 22, 20 No. of Units 5,176,584  6,806,107  9,722,171 12,138,118 14,868,449 17,234,479 17,387,772 21,768,697 22,178,178 12,614,955
Ven 24 No. of Units       194,530    246,061    330,252    391,028    445,661    539,494    560,578    682,442    684,286    190,915
Ven 22, 20 Contracts with GEM
Value at Start of Year      6.725      5.716      5.504      5.479      5.519      3.729      6.396     12.500         --         --
Value at End of Year        3.677      6.725      5.716      5.504      5.479      5.519      3.729      6.396         --         --
No. of Units               81,924     60,708     95,637     96,482    113,873    142,348    106,581     52,765         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year      5.327      4.535      4.373      4.359      4.398      2.976      5.112      8.857         --         --
Value at End of Year        2.908      5.327      4.535      4.373      4.359      4.398      2.976      5.112         --         --
No. of Units              417,610    524,917    614,272    791,932    929,793  1,013,844    846,830    703,831         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943     19.287
Value at End of Year        8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943
Ven 7, 8 No. of Units     603,364    781,786    906,996  1,255,722  1,735,922  2,139,366  2,306,316  3,062,412  4,287,662  4,200,642
Ven 9 No. of Units        280,594    360,545    481,861    594,757    760,249         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943     19.287
Value at End of Year        8.331     15.208     12.900     12.397     12.314     12.380      8.348     14.291     24.672     37.943
No. of Units               52,769     64,672     56,074     69,273     88,611    100,920    113,410    176,760    223,521    157,003

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.928     12.661     12.500         --         --         --         --         --         --         --
Value at End of Year        8.184     14.928     12.661         --         --         --         --         --         --         --
Venture No. of Units       76,659     68,166     18,086         --         --         --         --         --         --         --
NY Venture No. of Units     6,278      7,090      2,875         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.847     14.325     13.785     13.729     13.814      9.310     12.500         --         --         --
Value at End of Year        9.213     16.847     14.325     13.785     13.729     13.814      9.310         --         --         --
Ven 22, 20 No. of Units   830,540  1,007,506  1,027,513  1,001,616  1,058,705    842,112    162,821         --         --         --
Ven 24 No. of Units       163,297    185,700    189,106    187,671    192,794    130,488      6,103         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.658     14.193     13.685     13.656     13.769      9.298     12.500         --         --         --
Value at End of Year        9.092     16.658     14.193     13.685     13.656     13.769      9.298         --         --         --
No. of Units               36,975     47,723     48,397     44,591     42,493     38,860     10,090         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.841     12.632     12.500         --         --         --         --         --         --         --
Value at End of Year        8.108     14.841     12.632         --         --         --         --         --         --         --
No. of Units                7,603      5,188         37         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     16.517     14.094     13.611     13.602     13.735      9.289     12.500         --         --         --
Value at End of Year        9.002     16.517     14.094     13.611     13.602     13.735      9.289         --         --         --
No. of Units               61,503     80,450     77,237     80,587    144,456     74,189     25,846         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.878     12.645     12.500         --         --         --         --         --         --         --
Value at End of Year        8.141     14.878     12.645         --         --         --         --         --         --         --
Venture No. of Units      114,921    105,574     11,725         --         --         --         --         --         --         --
NY Venture No. of Units     3,790      7,125         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     16.564     14.127     12.500         --         --         --         --         --         --         --
Value at End of Year        9.031     16.564     14.127         --         --         --         --         --         --         --
NY Venture No. of Units       902      3,140        135         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     16.847     14.325     13.785         --         --         --         --         --         --         --
Value at End of Year        9.213     16.847     14.325         --         --         --         --         --         --         --
Ven 9 No. of Units            201        207        212         --         --         --         --         --         --         --
SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.963     12.416     12.500         --         --         --         --         --         --         --
Value at End of Year        8.310     13.963     12.416         --         --         --         --         --         --         --
Venture No. of Units      117,762     91,005     32,696         --         --         --         --         --         --         --
NY Venture No. of Units    10,016      7,869        233         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.823     17.670     15.827     12.500         --         --         --         --         --         --
Value at End of Year       11.767     19.823     17.670     15.827         --         --         --         --         --         --
Ven 22, 20 No. of Units   604,443    590,697    529,795    443,927         --         --         --         --         --         --
Ven 24 No. of Units        40,485     23,374     20,463      7,636         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.717     17.611     15.806     12.500         --         --         --         --         --         --
Value at End of Year       11.681     19.717     17.611     15.806         --         --         --         --         --         --
No. of Units               25,029     10,227     11,121      5,363         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.882     12.387     12.500         --         --         --         --         --         --         --
Value at End of Year        8.232     13.882     12.387         --         --         --         --         --         --         --
No. of Units                9,797     10,595         64         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     19.639     17.568     15.790     12.500         --         --         --         --         --         --
Value at End of Year       11.617     19.639     17.568     15.790         --         --         --         --         --         --
No. of Units               38,133     26,530     19,352      8,107         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.917     12.399     12.500         --         --         --         --         --         --         --
Value at End of Year        8.265     13.917     12.399         --         --         --         --         --         --         --
Venture No. of Units      106,892     64,084     41,798         --         --         --         --         --         --         --
NY Venture No. of Units     6,172      5,892         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     19.665     17.582     12.500         --         --         --         --         --         --         --
Value at End of Year       11.638     19.665     17.582         --         --         --         --         --         --         --
NY Venture No. of Units     4,628      5,417      2,888         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     19.823     17.670     15.827     12.500         --         --         --         --         --         --
Value at End of Year       11.767     19.823     17.670     15.827         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     41,283         --         --         --         --         --         --
Ven 9 No. of Units         21,040     13,984     14,417      8,770         --         --         --         --         --         --
No. of Units               53,187     62,063     58,949         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     19.823     17.670     15.827     12.500         --         --         --         --         --         --
Value at End of Year       11.767     19.823     17.670     15.827         --         --         --         --         --         --
No. of Units                6,435      4,743      6,630        801         --         --         --         --         --         --
SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500         --
Value at End of Year       11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596         --
Ven 22, 20 No. of Units   528,179    710,455    987,319  1,174,571  1,386,012  1,835,133  1,417,326  1,136,623    274,497         --
Ven 24 No. of Units        11,544     17,468     16,850     17,338     22,914     22,328     41,618     13,892      9,273         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.374     18.046     15.591     15.248     13.206      9.205     11.911     12.500         --         --
Value at End of Year       11.333     17.374     18.046     15.591     15.248     13.206      9.205     11.911         --         --
No. of Units                3,761     16,568     22,406     28,106     26,571     21,897     13,651      7,544         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.218     17.911     15.497     15.179     13.167      9.191     11.911     11.943         --         --
Value at End of Year       11.214     17.218     17.911     15.497     15.179     13.167      9.191     11.911         --         --
No. of Units               31,340     40,760     43,944     53,035     58,468     61,657     54,023     46,125         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500         --
Value at End of Year       11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596         --
Ven 7, 8 No. of Units      81,341     93,024    123,307    162,358    184,457    223,843    146,269    102,799     20,328         --
Ven 9 No. of Units          7,765     14,146     20,506     24,262     41,083     46,093    120,742     31,021      4,925         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596     12.500         --
Value at End of Year       11.198     17.132     17.760     15.313     14.946     12.919      8.986     11.605     11.596         --
No. of Units                5,893      8,053      8,826      9,254      8,875      9,535      3,314      2,762      1,027         --
SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.928     18.620     16.090     15.734     13.623      9.506     12.500         --         --         --
Value at End of Year       11.697     17.928     18.620     16.090     15.734     13.623      9.506         --         --         --
Ven 22, 20 No. of Units   395,732    431,514    474,193    506,650    457,470    354,983    102,200         --         --         --
Ven 24 No. of Units        92,528     92,401    109,509    128,755    136,174     75,773     23,187         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.727     18.448     15.974     15.651     13.578      9.493     12.500         --         --         --
Value at End of Year       11.543     17.727     18.448     15.974     15.651     13.578      9.493         --         --         --
No. of Units               18,095     19,900     18,077     30,424     35,716     39,338     10,015         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.578     18.321     15.887     15.590     13.545      9.484     12.500         --         --         --
Value at End of Year       11.428     17.578     18.321     15.887     15.590     13.545      9.484         --         --         --
No. of Units               50,419     56,686     67,913     57,996     83,685     59,073     23,713         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year     22.583     24.803     22.771     12.500         --         --         --         --         --         --
Value at End of Year       12.886     22.583     24.803     22.771         --         --         --         --         --         --
Ven 22, 20 No. of Units   991,035  1,311,463  1,870,458  2,352,572         --         --         --         --         --         --
Ven 24 No. of Units        28,781     36,892     52,375     61,381         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.374     24.623     22.651     12.500         --         --         --         --         --         --
Value at End of Year       12.741     22.374     24.623     22.651         --         --         --         --         --         --
No. of Units                3,382      9,630     12,123     16,481         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     22.218     24.488     22.561     12.500         --         --         --         --         --         --
Value at End of Year       12.633     22.218     24.488     22.561         --         --         --         --         --         --
No. of Units               38,770     47,695     54,664     69,520         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.583     24.803     22.771     12.500         --         --         --         --         --         --
Value at End of Year       12.886     22.583     24.803     22.771         --         --         --         --         --         --
Ven 7, 8 No. of Units      99,960    125,776    164,170    228,779         --         --         --         --         --         --
Ven 9 No. of Units         26,525     32,954     40,064     54,839         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.583     24.803     22.771     12.500         --         --         --         --         --         --
Value at End of Year       12.886     22.583     24.803     22.771         --         --         --         --         --         --
No. of Units                5,256      7,556     16,253     22,905         --         --         --         --         --         --
SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     11.172     12.258     12.500         --         --         --         --         --         --         --
Value at End of Year        6.377     11.172     12.258         --         --         --         --         --         --         --
Venture No. of Units       58,244     46,082     24,645         --         --         --         --         --         --         --
NY Venture No. of Units     5,216      5,052        550         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.465     24.712     22.742     21.431     17.320     12.500         --         --         --         --
Value at End of Year       12.791     22.465     24.712     22.742     21.431     17.320         --         --         --         --
Ven 22, 20 No. of Units   472,544    521,836    582,027    638,341    419,738     51,352         --         --         --         --
Ven 24 No. of Units       160,313    153,353    169,464    167,805     59,686     28,866         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.256     24.532     22.621     21.360     17.298     12.500         --         --         --         --
Value at End of Year       12.647     22.256     24.532     22.621     21.360     17.298         --         --         --         --
No. of Units               34,220     36,355     35,599     42,847     11,738      5,409         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     11.107     12.230     12.500         --         --         --         --         --         --         --
Value at End of Year        6.318     11.107     12.230         --         --         --         --         --         --         --
No. of Units                3,768      3,211      1,063         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     22.101     24.398     22.531     21.307     17.281     12.500         --         --         --         --
Value at End of Year        7.406     22.101     24.398     22.531     21.307     17.281         --         --         --         --
No. of Units               45,820     47,809     43,599     52,690     19,905        669         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     11.135     12.242     12.500         --         --         --         --         --         --         --
Value at End of Year        6.343     11.135     12.242         --         --         --         --         --         --         --
Venture No. of Units       20,008     17,603     13,445         --         --         --         --         --         --         --
NY Venture No. of Units     2,224        684        636         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     22.153     24.443     12.500         --         --         --         --         --         --         --
Value at End of Year       12.576     22.153     24.443         --         --         --         --         --         --         --
NY Venture No. of Units        87         85         78         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.465     24.712     22.742     21.431     17.320     12.500         --         --         --         --
Value at End of Year       12.791     22.465     24.712     22.742     21.431     17.320         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         --     41,815     21,116         --         --         --         --
Ven 9 No. of Units            249        264        275        286      8,878      1,965         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     17.320     12.500         --         --         --         --
Value at End of Year           --         --         --         --     21.431     17.320         --         --         --         --
No. of Units                   --         --         --         --        302         --         --         --         --         --
SMALL CAP TRUST (MERGED INTO SMALL CAP GROWTH TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     15.007     14.168     12.500         --         --         --         --         --         --
Value at End of Year           --     14.840     15.007     14.168         --         --         --         --         --         --
Ven 22, 20 No. of Units        --     22,465     28,453     11,583         --         --         --         --         --         --
Ven 24 No. of Units            --        928      1,006      1,089         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     14.957     14.117         --         --         --         --         --         --         --
Value at End of Year           --     14.761     14.957         --         --         --         --         --         --         --
No. of Units                   --         55         55         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     14.920     14.135     12.500         --         --         --         --         --         --
Value at End of Year           --     14.702     14.920     14.135         --         --         --         --         --         --
No. of Units                   --        431        711        429         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     15.007     14.168     12.500         --         --         --         --         --         --
Value at End of Year           --     14.840     15.007     14.168         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --        527         --         --         --         --         --         --
No. of Units                   --      6,974      1,227         --         --         --         --         --         --         --
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.021     13.599     12.500         --         --         --         --         --         --         --
Value at End of Year        9.491     13.021     13.599         --         --         --         --         --         --         --
Venture No. of Units      142,180    112,226     27,797         --         --         --         --         --         --         --
NY Venture No. of Units    11,693     10,585        871         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.984     16.736     14.258     12.500         --         --         --         --         --         --
Value at End of Year       11.622     15.984     16.736     14.258         --         --         --         --         --         --
Ven 22, 20 No. of Units 1,147,688  1,448,803  1,409,877    889,555         --         --         --         --         --         --
Ven 24 No. of Units        62,463     49,904     28,700     14,218         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.899     16.681     14.239     12.500         --         --         --         --         --         --
Value at End of Year       11.537     15.899     16.681     14.239         --         --         --         --         --         --
No. of Units               13,694     38,453     36,478     20,688         --         --         --         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.945     13.568     12.500         --         --         --         --         --         --         --
Value at End of Year        9.403     12.945     13.568         --         --         --         --         --         --         --
No. of Units               18,663     16,410      3,185         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.836     16.639     14.225     12.500         --         --         --         --         --         --
Value at End of Year       11.474     15.836     16.639     14.225         --         --         --         --         --         --
No. of Units               39,356     50,611     33,045     21,703         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.978     13.581     12.500         --         --         --         --         --         --         --
Value at End of Year        9.440     12.978     13.581         --         --         --         --         --         --         --
Venture No. of Units       96,512     80,851     21,685         --         --         --         --         --         --         --
NY Venture No. of Units     5,197      4,801      2,136         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.857     16.653     12.500         --         --         --         --         --         --         --
Value at End of Year       11.495     15.857     16.653         --         --         --         --         --         --         --
NY Venture No. of Units     5,597      4,396        172         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.984     16.736     14.258     12.500         --         --         --         --         --         --
Value at End of Year       11.622     15.984     16.736     14.258         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --    101,990         --         --         --         --         --         --
Ven 9 No. of Units         35,736     24,600     22,786      6,758         --         --         --         --         --         --
No. of Units              164,728    157,980    187,936         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.984     16.736     14.258     12.500         --         --         --         --         --         --
Value at End of Year       11.622     15.984     16.736     14.258         --         --         --         --         --         --
No. of Units               11,133     33,638     34,123     18,779         --         --         --         --         --         --
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.276      8.911     12.139     12.602     15.922     12.500
Value at End of Year           --         --         --         --     12.976     12.276      8.911     12.139     12.602     15.922
Ven 22, 20 No. of Units        --         --         --         --  4,325,397  5,075,580  5,014,141  4,802,319  3,465,687  1,318,189
Ven 24 No. of Units            --         --         --         --    123,464    145,073    144,646    175,081    123,970     27,582
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     10.760      7.826     10.682     12.500         --         --
Value at End of Year           --         --         --         --     11.350     10.760      7.826     10.682         --         --
No. of Units                   --         --         --         --     36,131     44,302     39,878     24,915         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --      9.284      6.762      9.244      9.631         --         --
Value at End of Year           --         --         --         --      9.778      9.284      6.762      9.244         --         --
No. of Units                   --         --         --         --    161,796    201,228    164,768     90,008         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.276      8.911     12.139     12.602     15.922     12.500
Value at End of Year           --         --         --         --     12.976     12.276      8.911     12.139     12.602     15.922
Ven 7, 8 No. of Units          --         --         --         --    407,278    527,084    508,455    435,969    376,983    198,215
Ven 9 No. of Units             --         --         --         --     87,479    102,804     98,315    210,001     86,977     59,731
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.276      8.911     12.139     12.602     15.922     12.500
Value at End of Year           --         --         --         --     12.976     12.276      8.911     12.139     12.602     15.922
No. of Units                   --         --         --         --     32,576     40,259     39,794     17,305     36,268      1,486
SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.514      9.088     12.500         --         --         --
Value at End of Year           --         --         --         --     13.207     12.514      9.088         --         --         --
Ven 22, 20 No. of Units        --         --         --         --    923,738    732,640    199,758         --         --         --
Ven 24 No. of Units            --         --         --         --    175,142     96,232     18,573         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     12.473      9.077     12.500         --         --         --
Value at End of Year           --         --         --         --     13.137     12.473      9.077         --         --         --
No. of Units                   --         --         --         --     35,098     24,748      2,238         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     12.443      9.068     12.500         --         --         --
Value at End of Year           --     13.053         --         --     13.086     12.443      9.068         --         --         --
No. of Units                   --        247         --         --     71,596     62,435     19,341         --         --         --
SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.059     16.373     15.751     15.070     12.500         --         --         --         --         --
Value at End of Year        8.419     15.059     16.373     15.751     15.070         --         --         --         --         --
Ven 22, 20 No. of Units   110,260    128,244    211,447    711,441    156,818         --         --         --         --         --
Ven 24 No. of Units         4,141      6,746      8,719      9,002      3,424         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.949     16.286     15.699     15.050     12.500         --         --         --         --         --
Value at End of Year        8.341     14.949     16.286     15.699     15.050         --         --         --         --         --
No. of Units                  520        509        493      5,280      5,951         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.867     16.221     15.660     15.035     12.500         --         --         --         --         --
Value at End of Year        8.282     14.867     16.221     15.660     15.035         --         --         --         --         --
No. of Units                  331      1,140      1,759      3,000        431         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.059     16.373     15.751     15.070     12.500         --         --         --         --         --
Value at End of Year        8.419     15.059     16.373     15.751     15.070         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     91,974     27,170         --         --         --         --         --
Ven 9 No. of Units          1,494      1,770      2,002     13,958        570         --         --         --         --         --
No. of Units               12,862     14,894     23,614         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     15.059     16.373     15.751     15.070     12.500         --         --         --         --         --
Value at End of Year        8.419     15.059     16.373     15.751     15.070         --         --         --         --         --
No. of Units                1,390      1,391      1,392      2,092         --         --         --         --         --         --
SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 10-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905     11.179
Value at End of Year       16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
Ven 22, 20 No. of Units 2,043,615  2,879,871  4,102,170  5,175,570  6,627,653  7,037,429  7,442,445  5,073,940  2,585,277  2,675,661
Ven 24 No. of Units        66,461     80,449    105,037    126,730    144,770    153,847    184,978    134,881     81,120     37,963
Ven 22, 20 Contracts with GEM
Value at Start of Year     22.575     23.219     20.441     19.405     15.750     11.973     12.933     12.500         --         --
Value at End of Year       16.206     22.575     23.219     20.441     19.405     15.750     11.973     12.933         --         --
No. of Units               34,164     42,713     48,731     59,073     70,066     86,161     72,528     22,495         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     24.187     24.914     21.966     20.883     16.976     12.924     13.981     13.357         --         --
Value at End of Year       17.336     24.187     24.914     21.966     20.883     16.976     12.924     13.981         --         --
No. of Units              109,811    152,439    183,259    228,275    246,837    265,650    230,753     83,013         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905     11.179
Value at End of Year       16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
Ven 7, 8 No. of Units     369,663    496,299    629,352    788,614  1,026,510  1,035,166  1,080,029    651,594    451,429    661,046
Ven 9 No. of Units         85,139    123,733    159,904    218,729    314,603    335,127    392,414    399,901    217,381    234,537
Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905     11.179
Value at End of Year       16.601     23.079     23.690     20.813     19.719     15.974     12.119     13.064     12.436     11.905
No. of Units               44,056     37,297     47,755     54,697     77,298     80,615     89,991     46,555     38,350     28,328
SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.208     12.526     12.500         --         --         --         --         --         --         --
Value at End of Year        8.783     12.208     12.526         --         --         --         --         --         --         --
Venture No. of Units      193,885    139,212     53,536         --         --         --         --         --         --         --
NY Venture No. of Units    12,912     12,788      4,243         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     19.306     19.859     17.480     16.600     13.474     10.230     12.500         --         --         --
Value at End of Year       13.855     19.306     19.859     17.480     16.600     13.474     10.230         --         --         --
Ven 22, 20 No. of Units 1,205,430  1,446,589  1,752,314  1,876,146  1,948,372  1,446,530    532,477         --         --         --
Ven 24 No. of Units       291,150    332,368    377,309    402,190    369,021    239,594     58,245         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     19.090     19.676     17.354     16.513     13.430     10.217     12.500         --         --         --
Value at End of Year       13.673     19.090     19.676     17.354     16.513     13.430     10.217         --         --         --
No. of Units               70,703     82,022    108,144    138,664    144,771     92,335     23,983         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.136     12.497     12.500         --         --         --         --         --         --         --
Value at End of Year        8.701     12.136     12.497         --         --         --         --         --         --         --
No. of Units               12,403     16,592      5,059         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     18.929     19.540     17.259     16.447     13.397     10.208     12.500         --         --         --
Value at End of Year       13.537     18.929     19.540     17.259     16.447     13.397     10.208         --         --         --
No. of Units              228,284    316,731    349,994    366,916    356,744    307,326    140,797         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.167     12.509     12.500         --         --         --         --         --         --         --
Value at End of Year        8.736     12.167     12.509         --         --         --         --         --         --         --
Venture No. of Units       70,758     55,691     35,728         --         --         --         --         --         --         --
NY Venture No. of Units    24,173      4,807      6,354         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     18.982     19.585     12.500         --         --         --         --         --         --         --
Value at End of Year       13.582     18.982     19.585         --         --         --         --         --         --         --
NY Venture No. of Units     1,573      2,106        146         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     19.859     17.480     16.600         --         --         --         --         --         --
Value at End of Year           --     19.306     19.859     17.480         --         --         --         --         --         --
Ven 9 No. of Units             --      1,092      1,092      1,092         --         --         --         --         --         --
SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE TRUST EFF 11-09-2007) - SERIES II SHARES (units first credited 5-05-2003)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     19.228     18.517     15.655     12.500         --         --         --         --
Value at End of Year           --         --     20.970     19.228     18.517     15.655         --         --         --         --
Ven 22, 20 No. of Units        --         --    107,081    136,496    141,950     20,888         --         --         --         --
Ven 24 No. of Units            --         --      8,453      9,028      8,656        654         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     19.126     18.456     15.635     12.500         --         --         --         --
Value at End of Year           --         --     20.817     19.126     18.456     15.635         --         --         --         --
No. of Units                   --         --      1,034        930        311      3,629         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     19.050     18.410     15.620     12.500         --         --         --         --
Value at End of Year           --         --     20.704     19.050     18.410     15.620         --         --         --         --
No. of Units                   --         --     14,463     15,551     13,964        338         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     19.228     18.517     15.655     12.500         --         --         --         --
Value at End of Year           --         --     20.970     19.228     18.517     15.655         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     15,632      9,175         48         --         --         --         --
Ven 9 No. of Units             --         --      2,971      3,184      6,727        265         --         --         --         --
No. of Units                   --         --     15,308         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --     18.517     15.655     12.500         --         --         --         --
Value at End of Year           --         --         --     19.228     18.517     15.655         --         --         --         --
No. of Units                   --         --         --        270         56         --         --         --         --         --
STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 2-19-1993)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603     14.487
Value at End of Year       17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
Ven 22, 20 No. of Units 1,635,014  2,460,775  2,769,430  3,470,122  4,030,892  4,828,044  5,456,736  1,519,001  6,971,616  7,892,807
Ven 24 No. of Units        36,574     50,333     74,426     80,443    132,214    151,800    167,157    111,312     94,269     37,069
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.031     17.334     16.452     16.278     15.507     13.930     12.991     12.500         --         --
Value at End of Year       14.065     17.031     17.334     16.452     16.278     15.507     13.930     12.991         --         --
No. of Units                9,928     30,508     42,794     43,704     55,732     30,525     28,190     10,722         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.504     17.842     16.960     16.805     16.034     14.425     13.472     12.906         --         --
Value at End of Year       14.434     17.504     17.842     16.960     16.805     16.034     14.425     13.472         --         --
No. of Units              162,327    230,888    248,898    260,839    272,635    327,012    396,081    145,817         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603     14.487
Value at End of Year       17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
Ven 7, 8 No. of Units     655,746    857,957    964,244  1,171,444  1,376,175  1,712,442  2,051,726  2,326,591  3,148,304  5,293,492
Ven 9 No. of Units        274,098    335,042    422,588    487,218    643,644    779,734    987,706  1,209,278  1,459,529  1,888,603
Ven 3 Contracts with no Optional Riders
Value at Start of Year     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603     14.487
Value at End of Year       17.786     21.493     21.832     20.680     20.419     19.414     17.405     16.199     15.463     14.603
No. of Units               19,045     25,803     27,763     37,089     36,991     46,767     75,280     90,832    139,566    258,604

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.116     13.303     12.500         --         --         --         --         --         --         --
Value at End of Year       10.853     13.116     13.303         --         --         --         --         --         --         --
Venture No. of Units      119,874     65,654     12,290         --         --         --         --         --         --         --
NY Venture No. of Units     2,944      1,751        136         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.960     16.229     15.400     15.244     14.531     13.049     12.500         --         --         --
Value at End of Year       13.174     15.960     16.229     15.400     15.244     14.531     13.049         --         --         --
Ven 22, 20 No. of Units   708,136    972,448  1,157,200  1,204,561    841,722    437,824     76,953         --         --         --
Ven 24 No. of Units       246,474    305,759    306,383    301,634    170,157     73,615      9,379         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.781     16.079     15.288     15.164     14.483     13.032     12.500         --         --         --
Value at End of Year       13.000     15.781     16.079     15.288     15.164     14.483     13.032         --         --         --
No. of Units               37,195     87,712     94,599     81,202     57,020     43,256      7,205         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.040     13.272     12.500         --         --         --         --         --         --         --
Value at End of Year       10.752     13.040     13.272         --         --         --         --         --         --         --
No. of Units                5,539      7,492      2,513         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.649     15.968     15.205     15.104     14.448     13.020     12.500         --         --         --
Value at End of Year       12.871     15.649     15.968     15.205     15.104     14.448     13.020         --         --         --
No. of Units              187,761    246,226    268,083    253,637    209,391    182,221     86,329         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.072     13.285     12.500         --         --         --         --         --         --         --
Value at End of Year       10.795     13.072     13.285         --         --         --         --         --         --         --
Venture No. of Units       45,249     40,733     11,126         --         --         --         --         --         --         --
NY Venture No. of Units     5,128      4,714        667         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --     16.005     12.500         --         --         --         --         --         --         --
Value at End of Year           --     15.693     16.005         --         --         --         --         --         --         --
Venture No. of Units           --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     15.960     16.229     15.400         --         --         --         --         --         --         --
Value at End of Year       13.174     15.960     16.229         --         --         --         --         --         --         --
Ven 9 No. of Units            579        596        611         --         --         --         --         --         --         --
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --      9.690      7.746     10.917     12.500         --         --
Value at End of Year           --         --         --         --     10.182      9.690      7.746     10.917         --         --
Ven 22, 20 No. of Units        --         --         --         --  1,702,814  2,001,578  2,281,765  1,681,746         --         --
Ven 24 No. of Units            --         --         --         --     15,166     18,904     25,476      8,167         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --      9.639      7.720     10.902     12.500         --         --
Value at End of Year           --         --         --         --     10.108      9.639      7.720     10.902         --         --
No. of Units                   --         --         --         --     49,569     76,772    125,303     65,856         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --      9.600      7.701     10.891     12.500         --         --
Value at End of Year           --         --         --         --     10.052      9.600      7.701     10.891         --         --
No. of Units                   --         --         --         --    153,068    162,312    180,474     66,971         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --      9.690      7.746     10.917     12.500         --         --
Value at End of Year           --         --         --         --     10.182      9.690      7.746     10.917         --         --
Ven 7, 8 No. of Units          --         --         --         --    492,837    608,277    647,858    547,350         --         --
Ven 9 No. of Units             --         --         --         --      7,919     10,477      9,180     13,707         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --      9.690      7.746     10.917     12.500         --         --
Value at End of Year           --         --         --         --     10.182      9.690      7.746     10.917         --         --
No. of Units                   --         --         --         --      8,355     16,952      6,670        263         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --         --     12.966     10.385     12.500         --         --         --
Value at End of Year           --         --         --         --     13.588     12.966     10.385         --         --         --
Ven 22, 20 No. of Units        --         --         --         --    384,247    348,820     93,839         --         --         --
Ven 24 No. of Units            --         --         --         --    135,381    160,733     42,059         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --         --     12.924     10.372     12.500         --         --         --
Value at End of Year           --         --         --         --     13.516     12.924     10.372         --         --         --
No. of Units                   --         --         --         --     61,273     50,422     10,010         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --         --     12.892     10.362     12.500         --         --         --
Value at End of Year           --         --         --         --     13.463     12.892     10.362         --         --         --
No. of Units                   --         --         --         --     73,095     69,535     19,777         --         --         --
STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.454     13.890     13.561     13.483     12.500         --         --         --         --         --
Value at End of Year       13.004     14.454     13.890     13.561     13.483         --         --         --         --         --
Ven 22, 20 No. of Units   200,325    287,936    327,701    277,989    175,332         --         --         --         --         --
Ven 24 No. of Units        11,109     13,047     18,709     12,333      5,218         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.349     13.817     13.516     13.465     12.500         --         --         --         --         --
Value at End of Year       12.883     14.349     13.817     13.516     13.465         --         --         --         --         --
No. of Units                  470      1,481      2,095      4,765      5,547         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.270     13.762     13.483     13.452     12.500         --         --         --         --         --
Value at End of Year       12.793     14.270     13.762     13.483     13.452         --         --         --         --         --
No. of Units               32,327     41,626     34,796     32,367      8,047         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year         --         --     12.500         --         --         --         --         --         --         --
Value at End of Year           --         --         --         --         --         --         --         --         --         --
Venture No. of Units           --         --         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.454     13.890     13.561     13.483     12.500         --         --         --         --         --
Value at End of Year       13.004     14.454     13.890     13.561     13.483         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --     14,242     18,169         --         --         --         --         --
Ven 9 No. of Units          1,755      1,864      2,711      2,486         --         --         --         --         --         --
No. of Units               10,247     14,331     15,176         --         --         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year    14.454     13.890     13.561     13.483     12.500         --         --         --         --         --
Value at End of Year      13.004     14.454     13.890     13.561     13.483         --         --         --         --         --
No. of Units                 813        888      1,629      1,618         --         --         --         --         --         --
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 6-18-1985)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416     31.290
Value at End of Year           --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393     39.416
Ven 22, 20 No. of Units        --         --  4,765,178  6,053,185  7,625,937  9,236,387 11,136,302 14,054,105 15,034,496 14,850,708
Ven 24 No. of Units            --         --     87,779    102,849    126,901    152,186    175,537    189,667    191,971     84,731
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --      8.805      8.154      7.377      5.957      9.885     12.500         --         --
Value at End of Year           --         --      9.719      8.805      8.154      7.377      5.957      9.885         --         --
No. of Units                   --         --     94,258     95,649    101,502    120,871    132,025     75,021         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --      8.827      8.186      7.417      5.998      9.969     11.972         --         --
Value at End of Year           --         --      9.728      8.827      8.186      7.417      5.998      9.969         --         --
No. of Units                   --         --    257,972    330,321    406,631    485,381    522,347    376,314         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416     31.290
Value at End of Year           --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393     39.416
Ven 7, 8 No. of Units          --         --  3,297,170  3,996,865  4,927,840  6,005,859  7,220,307  9,079,549 11,548,940 16,521,415
Ven 9 No. of Units             --         --    675,075    841,497  1,032,267  1,206,545  1,392,298  1,796,112  2,277,267  2,642,361

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --     27.305     25.235     22.785     18.361     30.409     36.393     39.416     31.290
Value at End of Year           --         --     30.199     27.305     25.235     22.785     18.361     30.409     36.393     39.416
No. of Units                   --         --    276,067    329,542    385,108    435,002    496,511    636,465    789,564    980,821
Ven 1 Contracts with no Optional Riders
Value at Start of Year         --         --     45.290     41.811     37.712     30.357     50.221     60.038     64.955     51.507
Value at End of Year           --         --     50.146     45.290     41.811     37.712     30.357     50.221     60.038     64.955
No. of Units                   --         --      4,693      4,699      8,484      8,494      9,041      9,984     10,775     12,707
STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --     12.180     11.275     10.174      8.213     12.500         --         --         --
Value at End of Year           --         --     13.442     12.180     11.275     10.174      8.213         --         --         --
Ven 22, 20 No. of Units        --         --    364,006    387,884    388,371    365,084    141,456         --         --         --
Ven 24 No. of Units            --         --     71,997     81,753     84,550    152,186      5,652         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --     12.092     11.215     10.141      8.203     12.500         --         --         --
Value at End of Year           --         --     13.318     12.092     11.215     10.141      8.203         --         --         --
No. of Units                   --         --     36,825     38,453     44,688     45,611     23,769         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --     12.026     11.171     10.116      8.195     12.500         --         --         --
Value at End of Year           --         --     13.226     12.026     11.171     10.116      8.195         --         --         --
No. of Units                   --         --     23,586     23,747     25,705     31,142      8,850         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --     12.180         --         --         --         --         --         --         --
Value at End of Year           --         --     13.442         --         --         --         --         --         --         --
Ven 9 No. of Units             --         --        496         --         --         --         --         --         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     11.242      9.663      7.609     10.600     12.500         --         --
Value at End of Year           --         --         --     11.053     11.242      9.663      7.609     10.600         --         --
Ven 22, 20 No. of Units        --         --         --    995,596  1,293,095  1,458,463  1,428,772  1,256,389         --         --
Ven 24 No. of Units            --         --         --     24,281     23,181     30,698     37,192    133,443         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     11.160      9.612      7.584     10.585     12.500         --         --
Value at End of Year           --         --         --     10.951     11.160      9.612      7.584     10.585         --         --
No. of Units                   --         --         --     37,808     52,905     65,537     71,394     47,792         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     11.098      9.573      7.565     10.575     12.500         --         --
Value at End of Year           --         --         --     10.874     11.098      9.573      7.565     10.575         --         --
No. of Units                   --         --         --     94,595     95,400    111,148    133,443     54,263         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --     11.242      9.663      7.609     10.600     12.500         --         --
Value at End of Year           --         --         --     11.053     11.242      9.663      7.609     10.600         --         --
Ven 7, 8 No. of Units          --         --         --     87,397    133,889    174,850    186,855    145,719         --         --
Ven 9 No. of Units             --         --         --     11,776     30,764     26,960     16,885     18,072         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --     11.242      9.663      7.609     10.600     12.500         --         --
Value at End of Year           --         --         --     11.053     11.242      9.663      7.609     10.600         --         --
No. of Units                   --         --         --      5,435      7,378     15,764      7,185        589         --         --
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --         --         --     14.481     12.467      9.825     12.500         --         --         --
Value at End of Year           --         --         --     14.204     14.481     12.467      9.825         --         --         --
Ven 22, 20 No. of Units        --         --         --    281,689    291,241    217,127     58,726         --         --         --
Ven 24 No. of Units            --         --         --    176,263    144,571     81,978      3,533         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --         --         --     14.404     12.427      9.813     12.500         --         --         --
Value at End of Year           --         --         --     14.101     14.404     12.427      9.813         --         --         --
No. of Units                   --         --         --     24,513     18,916     20,509      7,196         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --         --         --     14.348     12.396      9.803     12.500         --         --         --
Value at End of Year           --         --         --     14.025     14.348     12.396      9.803         --         --         --
No. of Units                   --         --         --     67,453     58,996     46,826     34,800         --         --         --
TOTAL RETURN TRUST - SERIES I SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256     12.500
Value at End of Year       18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
Ven 22, 20 No. of Units 4,879,620  5,702,768  7,219,050  8,524,495 10,183,408 12,880,819 16,498,774 11,390,468  4,942,671  2,498,750
Ven 24 No. of Units       240,660    324,568    375,350    453,502    523,343    648,851    764,140    509,254    268,256     78,135
Ven 22, 20 Contracts with GEM
Value at Start of Year     16.832     15.766     15.464     15.333     14.845     14.364     13.327     12.500         --         --
Value at End of Year       17.022     16.832     15.766     15.464     15.333     14.845     14.364     13.327         --         --
No. of Units               87,522     97,038    124,195    136,043    146,317    165,771    235,757    101,548         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.605     16.515     16.222     16.109     15.620     15.136     14.065     13.220         --         --
Value at End of Year       17.777     17.605     16.515     16.222     16.109     15.620     15.136     14.065         --         --
No. of Units              633,535    772,851  1,051,023  1,191,675  1,390,261  1,625,590  1,785,674    635,784         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256     12.500
Value at End of Year       18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
Ven 7, 8 No. of Units     951,680    922,607    992,396  1,207,624  1,419,106  1,926,539  2,525,927  4,677,905  1,109,681    965,672
Ven 9 No. of Units        180,168    191,545    197,602    243,091    316,806    450,176    579,205    346,488    154,736     96,156
Ven 3 Contracts with no Optional Riders
Value at Start of Year     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256     12.500
Value at End of Year       18.537     18.293     17.100     16.739     16.564     16.005     15.455     14.311     13.404     12.256
No. of Units               66,655     58,716     60,994     86,061     84,248    104,470    135,170     33,694      8,750      3,534
TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.840     12.930     12.500         --         --         --         --         --         --         --
Value at End of Year       14.037     13.840     12.930         --         --         --         --         --         --         --
Venture No. of Units      489,050    289,213     97,826         --         --         --         --         --         --         --
NY Venture No. of Units    33,205     13,778      3,004         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     15.641     14.650     14.365     14.246     13.798     13.342     12.500         --         --         --
Value at End of Year       15.824     15.641     14.650     14.365     14.246     13.798     13.342         --         --         --
Ven 22, 20 No. of Units 2,511,107  2,480,202  2,749,259  2,856,699  2,851,285  2,591,227    864,791         --         --         --
Ven 24 No. of Units       714,860    716,595    814,856    852,979    836,724    772,467    236,863         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.465     14.515     14.261     14.171     13.753     13.325     12.500         --         --         --
Value at End of Year       15.615     15.465     14.515     14.261     14.171     13.753     13.325         --         --         --
No. of Units              179,375    192,640    204,746    183,658    183,071    176,536     67,700         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.759     12.900     12.500         --         --         --         --         --         --         --
Value at End of Year       13.906     13.759     12.900         --         --         --         --         --         --         --
No. of Units               34,384      9,817      3,612         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.335     14.414     14.183     14.115     13.719     13.313     12.500         --         --         --
Value at End of Year       15.460     15.335     14.414     14.183     14.115     13.719     13.313         --         --         --
No. of Units              511,643    592,962    656,118    852,235    910,466    961,422    584,424         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.793     12.913     12.500         --         --         --         --         --         --         --
Value at End of Year       13.962     13.793     12.913         --         --         --         --         --         --         --
Venture No. of Units      377,861    125,720     31,098         --         --         --         --         --         --         --
NY Venture No. of Units    22,773      4,751      4,638         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.378     14.448     12.500         --         --         --         --         --         --         --
Value at End of Year       15.512     15.378     14.448         --         --         --         --         --         --         --
NY Venture No. of Units     8,135      2,837         --         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 5-01-2000)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142     12.500         --
Value at End of Year        8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142         --
Ven 22, 20 No. of Units   453,825    665,016    886,552  1,023,839  1,265,796  1,313,250  1,224,415  1,143,586    391,242         --
Ven 24 No. of Units        23,928     32,483     42,370     40,031     40,193     82,944     70,965     24,083     29,052         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.068     13.593     11.979     11.516     10.473      8.152     10.524     12.500         --         --
Value at End of Year        8.694     14.068     13.593     11.979     11.516     10.473      8.152     10.524         --         --
No. of Units                5,075      6,714      7,797     49,795     46,683     44,471     43,356      6,935         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.211     12.784     11.283     10.863      9.894      7.713      9.972     11.457         --         --
Value at End of Year        8.152     13.211     12.784     11.283     10.863      9.894      7.713      9.972         --         --
No. of Units               41,232     67,979     76,602     98,421    103,516     91,041     99,157    127,551         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142     12.500         --
Value at End of Year        8.154     13.167     12.697     11.167     10.714      9.724      7.554      9.733     11.142         --
Ven 7, 8 No. of Units      44,700     57,373     87,759     96,813    131,745    118,593     87,233     82,311     40,604         --
Ven 9 No. of Units         10,484     11,588     23,502     23,055     30,185     36,515     34,031     21,652      9,057         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     13.167     12.697     11.167     19.205      9.724      7.554      9.733     11.142     12.500         --
Value at End of Year        8.154     13.167     12.697     11.167     19.205      9.724      7.554      9.733     11.142         --
No. of Units                  598      3,558     43,280     43,446     56,451     56,751      7,039      3,775      5,153         --
TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     17.662     17.062     15.033     14.461     13.142     10.227     12.500         --         --         --
Value at End of Year       10.922     17.662     17.062     15.033     14.461     13.142     10.227         --         --         --
Ven 22, 20 No. of Units   490,041    525,072    524,997    479,230    294,133    260,853     66,768         --         --         --
Ven 24 No. of Units       102,186     73,858    114,319     91,450     97,242    228,392     20,550         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     17.464     16.904     14.924     14.385     13.099     10.214     12.500         --         --         --
Value at End of Year       10.777     17.464     16.904     14.924     14.385     13.099     10.214         --         --         --
No. of Units               13,892     12,964     19,273     56,929     49,165     42,013     10,425         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     17.317     16.787     14.843     14.328     13.067     10.204     12.500         --         --         --
Value at End of Year       10.671     17.317     16.787     14.843     14.328     13.067     10.204         --         --         --
No. of Units               62,135     67,533     60,473     63,864     62,962     45,352     16,300         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     17.662     17.045         --         --         --         --         --         --         --         --
Value at End of Year       10.922     17.662         --         --         --         --         --         --         --         --
No. of Units                4,558      4,559         --         --         --         --         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES I SHARES (units first credited 5-01-2005)
Ven 24, 21, 20 Contracts with no Optional Benefits
Value at Start of Year     13.341     10.418     13.005     12.500         --         --         --         --         --         --
Value at End of Year        6.493     13.341     10.418     13.005         --         --         --         --         --         --
Ven 22, 20 No. of Units     1,514    744,749    934,858  1,110,398         --         --         --         --         --         --
Ven 24 No. of Units            --      4,951      5,780      9,213         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     12.987     12.962     12.500         --         --         --         --         --         --
Value at End of Year           --     13.243     12.987     12.962         --         --         --         --         --         --
No. of Units                   --     16,151     24,103     26,930         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     12.935     12.929     12.500         --         --         --         --         --         --
Value at End of Year           --     13.171     12.935     12.929         --         --         --         --         --         --
No. of Units                   --     84,381    101,588    105,888         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     13.056     13.005     12.500         --         --         --         --         --         --
Value at End of Year           --     13.341     13.056     13.005         --         --         --         --         --         --
Ven 7, 8 No. of Units          --    178,105    230,243    302,195         --         --         --         --         --         --
Ven 9 No. of Units             --      2,371      3,549      6,187         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     13.056     13.005     12.500         --         --         --         --         --         --
Value at End of Year           --     13.341     13.056     13.005         --         --         --         --         --         --
No. of Units                   --        203      5,317      6,355         --         --         --         --         --         --
U.S. GLOBAL LEADERS GROWTH TRUST (MERGED INTO BLUE CHIP GROWTH TRUST EFF 4-25-08) - SERIES II SHARES (units first credited
5-03-2004)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     13.030     13.018     13.088     12.500         --         --         --         --         --
Value at End of Year           --     13.296     13.030     13.018     13.088         --         --         --         --         --
Ven 22, 20 No. of Units        --    374,742    417,316    442,074     56,417         --         --         --         --         --
Ven 24 No. of Units            --    106,517    116,308    129,539      4,596         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     12.961     12.975     13.071     12.500         --         --         --         --         --
Value at End of Year           --     13.199     12.961     12.975     13.071         --         --         --         --         --
No. of Units                   --     54,326     66,808     66,501         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     12.909     12.943     13.058     12.500         --         --         --         --         --
Value at End of Year           --     13.127     12.909     12.943     13.058         --         --         --         --         --
No. of Units                   --     64,991     82,828     91,514      2,222         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.500         --         --         --         --         --
Value at End of Year           --         --         --         --     13.088         --         --         --         --         --
No. of Units                   --         --         --         --      5,927         --         --         --         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --         --         --         --     12.500         --         --         --         --         --
Value at End of Year           --         --         --         --     13.088         --         --         --         --         --
No. of Units                   --         --         --         --         --         --         --         --         --         --
U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 3-18-1988)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287     18.587
Value at End of Year       23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
Ven 22, 20 No. of Units 1,558,790  1,709,656  2,103,126  2,751,334  3,606,618  4,793,752  7,292,001  5,593,960  4,231,675  4,754,358
Ven 24 No. of Units       105,303     97,984    113,425    145,201    180,944    257,637    403,618    213,477     93,942     23,761
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.720     14.502     14.116     14.120     13.946     13.929     13.106     12.500         --         --
Value at End of Year       14.281     14.720     14.502     14.116     14.120     13.946     13.929     13.106         --         --
No. of Units               41,701     38,059     47,618     74,474     88,698     99,958    138,785     59,729         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.448     15.242     14.859     14.886     14.724     14.729     13.879     13.198         --         --
Value at End of Year       14.966     15.448     15.242     14.859     14.886     14.724     14.729     13.879         --         --
No. of Units              299,741    398,335    484,527    555,575    684,610    821,504  1,176,776    450,038         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287     18.587
Value at End of Year       23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
Ven 7, 8 No. of Units     790,712    889,595  1,065,069  1,297,081  1,614,429  2,122,109  3,045,706  3,067,509  3,229,697  5,085,359
Ven 9 No. of Units        326,422    385,519    380,618    462,479    561,230    683,123    862,446    702,791    686,671    843,937
Ven 3 Contracts with no Optional Riders
Value at Start of Year     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287     18.587
Value at End of Year       23.317     23.984     23.582     22.908     22.869     22.542     22.470     21.100     19.994     18.287
No. of Units               62,074     66,069     78,999    105,019    126,203    156,966    209,936    216,970    237,376    330,164
U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     13.228     13.001     12.500         --         --         --         --         --         --         --
Value at End of Year       12.862     13.228     13.001         --         --         --         --         --         --         --
Venture No. of Units      144,268     22,961      8,768         --         --         --         --         --         --         --
NY Venture No. of Units       350         --         --         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     13.894     13.690     13.325     13.318     13.152     13.128     12.500         --         --         --
Value at End of Year       13.476     13.894     13.690     13.325     13.318     13.152     13.128         --         --         --
Ven 22, 20 No. of Units   905,277    707,094    880,139    948,394  1,025,660  1,110,845    533,053         --         --         --
Ven 24 No. of Units       244,735    175,887    167,526    177,205    212,984    197,111     52,169         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.739     13.564     13.228     13.248     13.109     13.112     12.500         --         --         --
Value at End of Year       13.298     13.739     13.564     13.228     13.248     13.109     13.112         --         --         --
No. of Units               65,035     56,946     68,127     77,626     91,031    116,839     36,437         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     13.151     12.971     12.500         --         --         --         --         --         --         --
Value at End of Year       12.742     13.151     12.971         --         --         --         --         --         --         --
No. of Units                5,525      6,805      1,802         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.623     13.470     13.156     13.196     13.077     13.099     12.500         --         --         --
Value at End of Year       13.166     13.623     13.470     13.156     13.196     13.077     13.099         --         --         --
No. of Units              474,395    465,221    464,919    543,231    542,712    629,036    293,643         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     13.184     12.984     12.500         --         --         --         --         --         --         --
Value at End of Year       12.793     13.184     12.984         --         --         --         --         --         --         --
Venture No. of Units      138,052     10,879     23,304         --         --         --         --         --         --         --
NY Venture No. of Units     6,374      4,493         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     13.661     13.548     12.500         --         --         --         --         --         --         --
Value at End of Year       13.210     13.661     13.501         --         --         --         --         --         --         --
NY Venture No. of Units     3,191      3,527         --         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     13.894     13.690         --         --         --         --         --         --         --         --
Value at End of Year       13.476     13.894     13.690         --         --         --         --         --         --         --
No. of Units               23,276     23,278     18,747         --         --         --         --         --         --         --
U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.077     13.903     12.880     12.500         --         --         --         --         --         --
Value at End of Year       10.959     14.077     13.903     12.880         --         --         --         --         --         --
Ven 22, 20 No. of Units    47,141     25,434     30,290     19,767         --         --         --         --         --         --
Ven 24 No. of Units        12,618     11,916      1,122        667         --         --         --         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     14.003     13.857     12.863     12.500         --         --         --         --         --         --
Value at End of Year       10.879     14.003     13.857     12.863         --         --         --         --         --         --
No. of Units                1,999      1,150      2,586        155         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     13.947     13.823     12.850     12.500         --         --         --         --         --         --
Value at End of Year       10.819     13.947     13.823     12.850         --         --         --         --         --         --
No. of Units                2,162      2,563     19,313      4,385         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.077     13.903     12.880     12.500         --         --         --         --         --         --
Value at End of Year       10.959     14.077     13.903     12.880         --         --         --         --         --         --
Ven 7, 8 No. of Units          --         --         --         63         --         --         --         --         --         --
No. of Units                1,095      3,677        914         --         --         --         --         --         --         --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST)(MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 05-01-2009) - SERIES I
SHARES (units first credited 5-01-1999)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721     12.500
Value at End of Year        8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
Ven 22, 20 No. of Units 5,293,370  7,069,399  9,783,655 12,551,192 15,352,785 11,816,230 12,616,770 12,398,739  8,985,000  4,369,955
Ven 24 No. of Units       179,029    225,964    305,541    376,012    435,154    339,702    377,151    416,599    345,814    110,817
Ven 22, 20 Contracts with GEM
Value at Start of Year     13.688     13.958     12.816     12.307     11.432      8.475     11.511     12.500         --         --
Value at End of Year        8.232     13.688     13.958     12.816     12.307     11.432      8.475     11.511         --         --
No. of Units               53,332     61,230     69,492     81,755     93,906     70,666    100,976     50,072         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     14.068     14.367     13.212     12.705     11.820      8.776     11.938     12.467         --         --
Value at End of Year        8.447     14.068     14.367     13.212     12.705     11.820      8.776     11.938         --         --
No. of Units              254,260    341,730    396,363    462,545    552,942    571,627    520,506    241,495         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721     12.500
Value at End of Year        8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
Ven 7, 8 No. of Units     400,460    532,372    704,824    906,374  1,308,889    869,461    907,289    986,019    908,191    812,997
Ven 9 No. of Units        134,139    176,765    217,079    271,066    342,414    192,434    189,588    175,115    154,186    288,137
Ven 3 Contracts with no Optional Riders
Value at Start of Year     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721     12.500
Value at End of Year        8.985     14.911     15.174     13.906     13.326     12.354      9.141     12.390     12.894     12.721
No. of Units               32,836     49,020     55,484     75,863    122,075     81,126     79,208    109,471     55,957     28,047
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) (MERGED INTO AMERICAN GROWTH-INCOME TRUST EFF 05-01-2009) - SERIES II
SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     12.710     12.925     12.500         --         --         --         --         --         --         --
Value at End of Year        7.664     12.710     12.925         --         --         --         --         --         --         --
Venture No. of Units      125,264     75,475     20,149         --         --         --         --         --         --         --
NY Venture No. of Units     3,012      3,419        681         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     16.014     16.326     15.001     14.388     13.373      9.922     12.500         --         --         --
Value at End of Year        9.632     16.014     16.326     15.001     14.388     13.373      9.922         --         --         --
Ven 22, 20 No. of Units   946,513  1,077,333  1,220,700  1,378,444  1,467,955  1,139,159    416,246         --         --         --
Ven 24 No. of Units       240,880    235,754    236,363    233,145    244,939    128,788     38,532         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     15.834     16.175     14.893     14.313     13.329      9.909     12.500         --         --         --
Value at End of Year        9.505     15.834     16.175     14.893     14.313     13.329      9.909         --         --         --
No. of Units               49,925     51,511     64,315     82,397     90,515     77,833     34,295         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     12.636     12.895     12.500         --         --         --         --         --         --         --
Value at End of Year        7.592     12.636     12.895         --         --         --         --         --         --         --
No. of Units                5,721      4,896        485         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     15.701     16.063     14.812     14.256     13.297      9.900     12.500         --         --         --
Value at End of Year        9.410     15.701     16.063     14.812     14.256     13.297      9.900         --         --         --
No. of Units              144,047    187,746    215,208    223,068    234,116    165,759     78,162         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     12.668     12.908     12.500         --         --         --         --         --         --         --
Value at End of Year        7.623     12.668     12.908         --         --         --         --         --         --         --
Venture No. of Units       65,901     45,219     17,934         --         --         --         --         --         --         --
NY Venture No. of Units     2,624        607         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     15.745     16.100     12.500         --         --         --         --         --         --         --
Value at End of Year        9.442     15.745     16.100         --         --         --         --         --         --         --
NY Venture No. of Units     1,805      1,839      1,012         --         --         --         --         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     16.326     15.001     14.388         --         --         --         --         --         --
Value at End of Year           --     16.014     16.326     15.001         --         --         --         --         --         --
Ven 9 No. of Units             --        407        407        407         --         --         --         --         --         --
US CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES I SHARES (units first credited 4-23-1991)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656     32.977
Value at End of Year           --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
Ven 22, 20 No. of Units        --  7,876,734 10,804,652 14,442,611 18,546,078 22,221,143 25,907,419 32,116,274 34,550,777 33,148,376
Ven 24 No. of Units            --    246,890    336,464    409,047    500,404    599,531    659,127    780,042    748,595    306,537
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     11.256     10.476     10.432      9.929      7.970     10.703     12.500         --         --
Value at End of Year           --     11.217     11.256     10.476     10.432      9.929      7.970     10.703         --         --
No. of Units                   --    187,112    213,682    244,204    274,323    267,362    259,860    161,959         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     10.608      9.888      9.861      9.399      7.556     10.163     11.658         --         --
Value at End of Year           --     10.555     10.608      9.888      9.861      9.399      7.556     10.163         --         --
No. of Units                   --    808,067  1,030,490  1,226,520  1,588,659  1,689,907  1,735,841  1,134,259         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656     32.977
Value at End of Year           --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
Ven 7, 8 No. of Units          --  3,660,572  4,570,352  5,765,877  7,267,903  8,866,162 10,572,731 12,958,144 16,700,731 23,383,310
Ven 9 No. of Units             --  1,020,861  1,255,520  1,567,196  1,986,940  2,353,077  2,759,364  3,667,473  4,397,852  5,082,495
Ven 3 Contracts with no Optional Riders
Value at Start of Year         --     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656     32.977
Value at End of Year           --     32.850     32.899     30.558     30.371     28.847     23.109     30.972     35.405     38.656
No. of Units                   --    246,608    295,141    352,698    432,587    494,334    593,185    839,061  1,041,187  1,263,137
US CORE TRUST (MERGED INTO FUNDAMENTAL VALUE TRUST EFF 11-7-08) - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year         --     14.579     13.565     13.507     12.856     10.313     12.500         --         --         --
Value at End of Year           --     14.518     14.579     13.565     13.507     12.856     10.313         --         --         --
Ven 22, 20 No. of Units        --  1,008,394  1,188,527  1,260,755  1,402,787  1,157,356    375,413         --         --         --
Ven 24 No. of Units            --    265,481    302,166    319,240    346,789    275,513     69,557         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year         --     14.445     13.466     13.436     12.814     10.300     12.500         --         --         --
Value at End of Year           --     14.355     14.445     13.466     13.436     12.814     10.300         --         --         --
No. of Units                   --     89,832    102,795    123,670    126,219    111,950     43,336         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year         --     14.345     13.393     13.383     12.782     10.290     12.500         --         --         --
Value at End of Year           --     14.234     14.345     13.393     13.383     12.782     10.290         --         --         --
No. of Units                   --    276,808    320,762    382,827    423,871    342,057    157,975         --         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     14.579     13.565     13.507         --         --         --         --         --         --
Value at End of Year           --     14.518     14.579     13.565         --         --         --         --         --         --
Ven 9 No. of Units             --        814        821        540         --         --         --         --         --         --
UTILITIES TRUST - SERIES I SHARES (units first credited 4-30-2001)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --         --
Value at End of Year       13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --         --
Ven 22, 20 No. of Units   655,193  1,106,668  1,385,421  1,588,012  1,411,455  1,155,186    999,664    816,957         --         --
Ven 24 No. of Units        30,000     48,941     80,785     56,720     81,660     26,413     14,820     20,684         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     21.803     17.391     13.488     11.732      9.211      6.957      9.247     12.500         --         --
Value at End of Year       13.164     21.803     17.391     13.488     11.732      9.211      6.957      9.247         --         --
No. of Units               22,973     24,492     30,912     45,318     53,409     58,350     69,010     39,029         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     21.586     17.243     13.394     11.667      9.174      6.940      9.238     12.500         --         --
Value at End of Year       13.013     21.586     17.243     13.394     11.667      9.174      6.940      9.238         --         --
No. of Units               83,485    129,163    152,846    151,571    149,497    127,263    126,518     82,992         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --         --
Value at End of Year       13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --         --
Ven 7, 8 No. of Units      95,471    156,114    161,198    132,095    162,689     82,207     56,515     36,533         --         --
Ven 9 No. of Units         32,278     47,480     66,540     58,046     61,234     55,818     43,665     48,346         --         --
Ven 3 Contracts with no Optional Riders
Value at Start of Year     22.096     17.589     13.615     11.818      9.261      6.981      9.259     12.500         --         --
Value at End of Year       13.367     22.096     17.589     13.615     11.818      9.261      6.981      9.259         --         --
No. of Units               18,691     20,683     11,604     10,426      8,229      4,546         --        547         --         --
UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     34.118     27.223     21.111     18.366     14.413     10.886     12.500         --         --         --
Value at End of Year       20.611     34.118     27.223     21.111     18.366     14.413     10.886         --         --         --
Ven 22, 20 No. of Units   328,004    414,891    433,071    420,537    327,327    255,700     55,444         --         --         --
Ven 24 No. of Units        65,881     66,225     73,397     65,416     58,295     33,132      1,856         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     33.736     26.973     20.958     18.270     14.366     10.873     12.500         --         --         --
Value at End of Year       20.339     33.736     26.973     20.958     18.270     14.366     10.873         --         --         --
No. of Units               23,379     26,950     27,798     35,771     33,611     19,803      2,135         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     33.452     26.786     20.844     18.198     14.330     10.862     12.500         --         --         --
Value at End of Year       20.138     33.452     26.786     20.844     18.198     14.330     10.862         --         --         --
No. of Units               76,017     94,666     97,999     85,040     50,626     25,906      9,361         --         --         --
VALUE TRUST - SERIES I SHARES (units first credited 1-01-1997)
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987     14.592
Value at End of Year       17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
Ven 22, 20 No. of Units 1,993,547  2,738,144  3,479,009  4,112,215  5,529,440  5,784,403  7,257,711  8,096,012  5,027,319  4,918,632
Ven 24 No. of Units        48,782     65,009    103,356    105,003    114,024    129,475    157,262    171,629     87,689     29,887
Ven 22, 20 Contracts with GEM
Value at Start of Year     20.263     19.028     15.973     14.419     12.721      9.316     12.262     12.500         --         --
Value at End of Year       11.790     20.263     19.028     15.973     14.419     12.721      9.316     12.262         --         --
No. of Units               26,314     48,833     58,976     72,774     80,824     76,772     63,985     55,965         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     25.882     24.341     20.463     18.500     16.347     11.988     15.804     15.553         --         --
Value at End of Year       15.037     25.882     24.341     20.463     18.500     16.347     11.988     15.804         --         --
No. of Units               92,292    129,408    157,291    168,658    189,578    207,653    224,097    159,978         --         --
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987     14.592
Value at End of Year       17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
Ven 7, 8 No. of Units     242,452    308,190    376,700    435,336    628,519    685,771    924,294  1,115,499         --         --
Ven 9 No. of Units        117,902    162,877    199,037    226,613    282,348    360,293    415,649    503,606    421,035    483,257
Ven 3 Contracts with no Optional Riders
Value at Start of Year     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987     14.592
Value at End of Year       17.085     29.304     27.463     23.007     20.727     18.251     13.338     17.522     17.182     13.987
No. of Units               14,568     21,249     20,983     30,710     45,589     42,511     56,497     53,892     34,559     35,958
VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Venture 2006 Contracts with no Optional Benefits
Value at Start of Year     14.571     13.648     12.500         --         --         --         --         --         --         --
Value at End of Year        8.504     14.571     13.648         --         --         --         --         --         --         --
Venture No. of Units      129,860    114,627     24,355         --         --         --         --         --         --         --
NY Venture No. of Units    17,557     18,807      3,898         --         --         --         --         --         --         --
Ven 24, 22, 20 Contracts with no Optional Benefits
Value at Start of Year     20.734     19.469     16.344     14.752     13.004      9.515     12.500         --         --         --
Value at End of Year       12.071     20.734     19.469     16.344     14.752     13.004      9.515         --         --         --
Ven 22, 20 No. of Units   434,102    499,597    539,785    469,625    550,507    353,383    142,517         --         --         --
Ven 24 No. of Units        47,727     60,138     69,861     66,996     57,984     35,681      3,908         --         --         --
Ven 22, 20 Contracts with GEM
Value at Start of Year     20.501     19.290     16.226     14.674     12.962      9.503     12.500         --         --         --
Value at End of Year       11.911     20.501     19.290     16.226     14.674     12.962      9.503         --         --         --
No. of Units               15,573     42,700     43,497     31,187     34,342     27,647      2,569         --         --         --
Venture 2006 Contracts with Payment Enhancement
Value at Start of Year     14.486     13.616     12.500         --         --         --         --         --         --         --
Value at End of Year        8.425     14.486     13.616         --         --         --         --         --         --         --
No. of Units               17,369     14,280      2,153         --         --         --         --         --         --         --
Ven 24 Contracts with Payment Enhancement
Value at Start of Year     20.329     19.156     16.137     14.616     12.930      9.494     12.500         --         --         --
Value at End of Year       11.793     20.329     19.156     16.137     14.616     12.930      9.494         --         --         --
No. of Units               61,046     79,599     83,578     83,629     80,202     58,326     22,239         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit
Value at Start of Year     14.523     13.630     12.500         --         --         --         --         --         --         --
Value at End of Year        8.459     14.523     13.630         --         --         --         --         --         --         --
Venture No. of Units       53,430     60,352     17,895         --         --         --         --         --         --         --
NY Venture No. of Units     2,514      2,056         --         --         --         --         --         --         --         --
Venture 2006 Contracts with Annual Step Death Benefit and Payment Enhancement
Value at Start of Year     20.386     19.201     12.500         --         --         --         --         --         --         --
Value at End of Year       11.833     20.386     19.201         --         --         --         --         --         --         --
NY Venture No. of Units     1,057      1,014        248         --         --         --         --         --         --         --

Venture Prior

                          YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR       YEAR
                          ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED
                        12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03   12/31/02   12/31/01   12/31/00   12/31/99
                       ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ---------- ----------
Ven 9, 8, 7 Contracts with no Optional Riders
Value at Start of Year         --     19.469     16.344     14.752         --         --         --         --         --         --
Value at End of Year           --     20.734     19.469     16.344         --         --         --         --         --         --
Ven 9 No. of Units             --        592        593        593         --         --         --         --         --         --

                                                    Prospectus dated May 1, 2009


                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES

                           Wealthmark Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS

This Prospectus describes interests in WEALTHMARK flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") that were previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make Additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Subaccounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Subaccount invests in one of the following Portfolios of John Hancock Trust or DWS Scudder Funds that corresponds to a Variable Investment Option that we make available on the date of this Prospectus.



JOHN HANCOCK TRUST
500 Index Trust B
Active Bond Trust
All Cap Core Trust
American Asset Allocation Trust(1)
American Bond Trust
American Fundamental Holdings Trust
American Global Diversification Trust
American Global Growth Trust
American Global Small Capitalization Trust
American Growth Trust
American Growth-Income Trust(2)
American High-Income Bond Trust
American International Trust
American New World Trust
Blue Chip Growth Trust
Capital Appreciation Trust
Capital Appreciation Value Trust
Core Allocation Trust
Core Allocation Plus Trust
Core Balanced Trust
Core Disciplined Diversification Trust
Core Fundamental Holdings Trust
Core Global Diversification Trust
Core Strategy Trust(3)
Disciplined Diversification Trust
Equity-Income Trust(4)
Financial Services Trust
Franklin Templeton Founding Allocation Trust
Fundamental Value Trust(5)
Global Allocation Trust
Global Bond Trust
Global Trust
Health Sciences Trust
High Income Trust
High Yield Trust
International Core Trust
International Equity Index Trust B
International Opportunities Trust
International Small Cap Trust
International Value Trust
Investment Quality Bond Trust
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
Mid Cap Index Trust
Mid Cap Intersection Trust
Mid Cap Stock Trust
Money Market Trust B
Natural Resources Trust
Optimized All Cap Trust
Optimized Value Trust
Pacific Rim Trust
Real Estate Securities Trust
Science & Technology Trust
Small Cap Growth Trust(6)
Small Cap Index Trust
Small Cap Opportunities Trust
Small Cap Value Trust
Small Company Value Trust(7)
Strategic Bond Trust
Total Bond Market Trust A
Total Return Trust
Total Stock Market Index Trust
U.S. Government Securities Trust
Value Trust



DWS SCUDDER FUNDS
DWS Core Fixed Income VIP
DWS Equity 500 Index VIP



(1)  Successor to "Income & Value Trust."



(2)  Successor to "U.S. Large Cap Trust."



(3)  Formerly "Index Allocation Trust."



(4)  Successor to "Classic Value Trust."



(5)  Successor to "Core Equity Trust" and "U.S. Core Trust."



(6)  Successor to "Emerging Growth Trust," and "Small Cap Trust."



(7)  Successor to "Small Company Trust."



CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

If you purchased a John Hancock New York Contract, you may have elected a "Payment Enhancement" Rider (previously known as a "Payment Credit" Rider) for an extra fee. If you did, John Hancock New York will add a Payment Enhancement of at least 4% of each Purchase Payment that you make under your Contract. Expenses (including withdrawal charges) for a Contract which has a Payment Enhancement Rider may be higher (or for a longer time period) than the expenses for a Contract which does not have a Payment Enhancement Rider. The amount of the Payment Enhancement Rider may, over time, be more than offset by the additional fees and charges associated with the Payment Enhancement Rider.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029

JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK

ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................    1
II. OVERVIEW .............................................................    5
III. FEE TABLES ..........................................................    9
   EXAMPLES ..............................................................   11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................   18
   THE COMPANIES .........................................................   18
   THE SEPARATE ACCOUNTS .................................................   18
   THE PORTFOLIOS ........................................................   19
   VOTING INTEREST .......................................................   30
V. DESCRIPTION OF THE CONTRACT ...........................................   31
   ELIGIBLE PLANS ........................................................   31
      Eligibility Restrictions ...........................................   31
   ELIGIBLE GROUPS .......................................................   31
   ACCUMULATION PERIOD PROVISIONS ........................................   31
      Purchase Payments ..................................................   31
      Payment Enhancement ................................................   32
      Accumulation Units .................................................   33
      Value of Accumulation Units ........................................   34
      Net Investment Factor ..............................................   34
      Transfers Among Investment Options .................................   34
      Maximum Number of Investment Options ...............................   35
      Telephone and Electronic Transactions ..............................   35
      Special Transfer Services - Dollar Cost Averaging Program ..........   36
      Special Transfer Services - Asset Rebalancing Program ..............   36
      Withdrawals ........................................................   37
      Signature Guarantee Requirements for Surrenders and Partial
         Withdrawals .....................................................   38
      Special Withdrawal Services - The Income Plan ......................   38
      Special Withdrawal Services - The Income Made Easy Program .........   38
      Optional Guaranteed Minimum Withdrawal Benefits ....................   38
      Death Benefit During Accumulation Period ...........................   38
      Optional Enhanced Death Benefits ...................................   40
   PAY-OUT PERIOD PROVISIONS .............................................   41
      General ............................................................   41
      Annuity Options ....................................................   41
      Determination of Amount of the First Variable Annuity Payment ......   45
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................   45
      Transfers During Pay-out Period ....................................   45
      Death Benefit During Pay-out Period ................................   45
      Optional Guaranteed Minimum Income Benefits ........................   46
   OTHER CONTRACT PROVISIONS .............................................   46
      Right to Review ....................................................   46
      Ownership ..........................................................   46
      Annuitant ..........................................................   47
      Beneficiary ........................................................   47
      Modification .......................................................   48
      Our Approval .......................................................   48
      Misstatement and Proof of Age, Sex or Survival .....................   48
   FIXED INVESTMENT OPTIONS ..............................................   48
VI. CHARGES AND DEDUCTIONS ...............................................   51
   WITHDRAWAL CHARGES ....................................................   51
   ANNUAL CONTRACT FEE ...................................................   52
   ASSET-BASED CHARGES ...................................................   53
      Daily Administration Fee ...........................................   53
      Mortality and Expense Risks Fee ....................................   53
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................   53
   PREMIUM TAXES .........................................................   54
VII. FEDERAL TAX MATTERS .................................................   55
   INTRODUCTION ..........................................................   55
   OUR TAX STATUS ........................................................   55
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................   55
   NONQUALIFIED CONTRACTS ................................................   56
      Undistributed Gains ................................................   56
      Taxation of Annuity Payments .......................................   56
      Surrenders, Withdrawals and Death Benefits .........................   56
      Taxation of Death Benefit Proceeds .................................   57
      Penalty Tax on Premature Distributions .............................   57
      Exchanges of Annuity Contracts .....................................   57
      Puerto Rico Nonqualified Contracts .................................   58
      Diversification Requirements .......................................   58
   QUALIFIED CONTRACTS ...................................................   58
      Required Minimum Distributions .....................................   59
      Penalty Tax on Premature Distributions .............................   60
      Rollovers and Transfers ............................................   60
      Section 403(b) Qualified Plans .....................................   62
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............   62
VIII. GENERAL MATTERS ....................................................   63
   ASSET ALLOCATION SERVICES .............................................   63
   DISTRIBUTION OF CONTRACTS .............................................   63
      Standard Compensation ..............................................   63
      Revenue Sharing and Additional Compensation ........................   63
      Differential Compensation ..........................................   64
   CONFIRMATION STATEMENTS ...............................................   64
   REINSURANCE ARRANGEMENTS ..............................................   64
   STATEMENTS OF ADDITIONAL INFORMATION ..................................   64
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: QUALIFIED PLAN TYPES .........................................   B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS .............................   C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS ..............   D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS ..................   E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   F-1
APPENDIX U: TABLES OF ACCUMULATION UNIT VALUES ...........................   U-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

1940 ACT: The Investment Company Act of 1940, as amended.

ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.

ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ADJUSTED BENEFIT BASE: A term used with our guaranteed minimum withdrawal benefit Riders to describe an adjustment we make to the Rider's Benefit Base for purposes of calculating the Rider's annual fee. Please refer to "Appendix D:
Optional Guaranteed Minimum Withdrawal Benefits" for more details.



AGE 65 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Owner (older Owner with GMWB joint-life Riders) attains age 65.



AGE 95 CONTRACT ANNIVERSARY: A term used with our guaranteed minimum withdrawal benefit Riders to mean the Contract Anniversary on, or next following, the date the Covered person or the older Owner, depending on the Rider attains age 95.

ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as co-Annuitant. The Annuitant and co-Annuitant are referred to collectively as Annuitant. The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6805.

ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.

ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BENEFIT BASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine one or more guaranteed withdrawal amounts under the Rider. A Benefit Base may be referred to as a "Guaranteed Withdrawal Balance" in the Rider you purchase. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.



BENEFIT RATE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a rate we use to determine a guaranteed withdrawal amount under the Rider. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


COVERED PERSON(S): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under a guaranteed minimum withdrawal benefit Rider. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. A Credit may be referred to as a "Bonus" or "Target Amount" in the Rider you purchase. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT PERIOD: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe the period of time we use to measure the availability of Credits. A Credit Period may be referred to as a "Bonus Period," "Lifetime Income Bonus Period," or the period ending on a "Target Date" in the Rider you purchase. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.



CREDIT RATE: A term used with most of our guaranteed minimum withdrawal benefit Riders to describe a rate that we use to determine a Credit. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.


DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.


EXCESS WITHDRAWAL: A term used with most of our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


LIFETIME INCOME AMOUNT: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes an amount we guarantee to be available for withdrawal during the Accumulation Period based on the lives of one or more Covered Persons. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.



LIFETIME INCOME DATE: A term used with most of our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the initial Lifetime Income Amount. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details.

LOAN ACCOUNT: The portion of our General Account that we use as collateral for a loan under certain Qualified Contracts.

MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NONQUALIFIED CONTRACT: Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.

PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

PROSPECTUS: This Prospectus that describes interests in the Contracts.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLANS: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A Separate Account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


SETTLEMENT PHASE: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" for more details.



STEP-UP: A term used with some of our optional benefit Riders to describe an increase in the amounts guaranteed under that Rider on certain Contract Anniversary dates when your Contract Value exceeds a previously determined amount. Please refer to "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits" for more details on Step-Ups of the Benefit Base under a guaranteed minimum withdrawal benefit Rider, and "Appendix E: Optional Guaranteed Minimum Income Benefits" for more details on Step-Ups of the Income Base under a guaranteed minimum income benefit Rider .


STEP-UP DATE: The date on which we determine whether a Step-Up could occur.


SUBACCOUNT: A Subaccount of a Separate Account. Each Subaccount invests in shares of a specific Portfolio.


UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the fee withdrawal amount that has been taken to date.

UNPAID LOAN: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Subaccounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?

Each Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.

We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?


Your Contract provides the name of the Company that issued your Contract. John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?

We use the term Purchase Payments to refer to the investments you make in the Contract. The below table shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.


   TYPE OF      MINIMUM INITIAL   MINIMUM ADDITIONAL
  CONTRACT     PURCHASE PAYMENT    PURCHASE PAYMENT
------------   ----------------   ------------------
Nonqualified        $5,000                $30
  Qualified         $2,000                $30


If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment. If you purchased a John Hancock New York Contract with the Payment Enhancement feature, the minimum initial Purchase Payment was $10,000.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?

Your Contract has an annual Contract fee of $30. Your Contract also has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in our Fixed Investment Option. We take the deduction proportionally from each Variable Investment Option you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.

WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.

Allocating assets only to one or a small number of the Variable Investment Options (other than to Portfolios with balanced and diversified investment strategies) should not be considered a diversified investment strategy (see "IV. General Information about Us, the Separate Accounts and the Portfolios - Portfolio Investment Objectives and Strategies"). In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.


FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.

The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C: Optional Enhanced Death Benefits

     -    Enhanced Earnings Death Benefit - not offered in New York or
          Washington;

     - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits



     -    Income Plus For Life 12.08;*



     -    Income Plus For Life - Joint Life 12.08;*



     -    Income Plus For Life (Quarterly Step-Up Review);*



     -    Income Plus For Life - Joint Life (Quarterly Step-Up Review);*



     -    Income Plus For Life (Annual Step-Up Review); *



     -    Income Plus For Life - Joint Life (Annual Step-Up Review);*



     -    Principal Plus (formerly known as "Guaranteed Principal Plus");



     - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life");



     -    Principal Plus for Life Plus Automatic Annual Step-Up; and



     -    Principal Returns.



Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



     -    Income Plus For Life 5.09;*



     -    Income Plus For Life - Joint Life 5.09.*



*We use the term "INCOME PLUS FOR LIFE SERIES RIDERS" in the Prospectus to refer to all eight Income Plus For Life Riders, i.e., Income Plus For Life (Annual Step-Up Review); Income Plus For Life - Joint Life (Annual Step-Up Review); Income Plus For Life (Quarterly Step-Up Review); Income Plus For Life - Joint Life (Quarterly Step-Up Review); Income Plus For Life 12.08; Income Plus For Life - Joint Life 12.08; Income Plus For Life 5.09; and Income Plus For Life - Joint Life 5.09.



If you elected to purchase any one of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.


Appendix E: Optional Guaranteed Minimum Income Benefits

     -    Guaranteed Retirement Income Benefits - offered by John Hancock USA;

     -    Guaranteed Retirement Income Benefits - offered by John Hancock New
          York.


If you purchased your Contract in New York, John Hancock New York offered a Payment Enhancement optional Rider (formerly known as a "Payment Credit" optional Rider.) Under this Rider, John Hancock New York will credit a Payment Enhancement equal to 4% (5% for Contracts issued between July 12 and October 30,
2004) of the Purchase Payment and allocate it among Investment Options in the same proportions as your Purchase Payments. Contracts with this feature are subject to a higher withdrawal charge and for a longer period of time. The Payment Enhancement Rider was not available for Contracts issued before January, 2001. Once available, it could only be elected at Contract issue and cannot be revoked once elected. Your initial Purchase Payment must have been at least $10,000 to elect the Payment Enhancement Rider. The Payment Enhancement Rider was not available with Contracts issued outside of New York by John Hancock USA.


CAN I ELECT OR CHANGE AN OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible to purchase or exchange one of our GMWB Riders. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.


WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?

In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);

     -    payment of any death benefit proceeds;

     -    periodic payments under one of our annuity payment options; and

     -    certain ownership changes.

How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you made or on any earnings under the Contract.


IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.

We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.

CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, adjusted by any then-applicable market value adjustments and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made if that amount was higher than the Contract Value. The date of cancellation is the date we receive the Contract.


WILL I RECEIVE A CONFIRMATION STATEMENT?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses applicable to buying, owning and surrendering a Wealthmark Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

                                JOHN HANCOCK USA

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)

First Year          6%
Second Year         6%
Third Year          5%
Fourth Year         5%
Fifth Year          4%
Sixth Year          3%
Seventh Year        2%
Thereafter          0%
TRANSFER FEE(3)
Maximum Fee       $25
Current Fee       $ 0

                              JOHN HANCOCK NEW YORK

MAXIMUM WITHDRAWAL CHARGE   WITH PAYMENT   WITHOUT PAYMENT
(as percentage of           ENHANCEMENT      ENHANCEMENT
Purchase Payments)(2)          RIDER            RIDER
-------------------------   ------------   ---------------
First Year                        8%               6%
Second Year                       8%               6%
Third Year                        7%               5%
Fourth Year                       7%               5%
Fifth Year                        5%               4%
Sixth Year                        4%               3%
Seventh Year                      3%               2%
Eighth Year                       1%               0%
Thereafter                        0%               0%
TRANSFER FEE(3)
Maximum Fee                     $25              $25
Current Fee                     $ 0              $ 0


(1) State premium taxes may also apply to your Contract, which currently range from 0.04% to 4.00% of each Purchase Payment (see "VI. Charges and Deductions - Premium Taxes").


(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THESE TABLES DO NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.

            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                               JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
                                               ----------------   ---------------------
ANNUAL CONTRACT FEE(1)                              $  30                $  30

ANNUAL SEPARATE ACCOUNT EXPENSES(2)
(as a percentage of average Contract Value)

Mortality and Expense Risks Fee                      1.25%                1.25%
Daily Administration Fee - asset based               0.15%                0.15%
                                                     -----                -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES               1.40%                1.40%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Enhanced Earnings Death Benefit Fee         0.20%             not offered
Optional Payment Enhancement Fee(3)               not offered             0.35%
                                                                          ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES               1.60%                1.75%
(With the Enhanced Earnings Death Benefit
and Payment Enhancement Fees reflected, as
applicable)

OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE


Optional Guaranteed Minimum Withdrawal Benefit Rider Fees
     (as a percentage of Adjusted Guaranteed Withdrawal Balance)



                             INCOME PLUS                                  INCOME PLUS
                              FOR LIFE -    INCOME PLUS                    FOR LIFE -    INCOME PLUS
                              JOINT LIFE      FOR LIFE     INCOME PLUS     JOINT LIFE     FOR LIFE -
                               (ANNUAL       (QUARTERLY      FOR LIFE      (QUARTERLY     JOINT LIFE    INCOME PLUS
              INCOME PLUS      STEP-UP        STEP-UP      (QUARTERLY       STEP-UP      (QUARTERLY       FOR LIFE     INCOME PLUS
                FOR LIFE       REVIEW)        REVIEW)        STEP-UP        REVIEW)        STEP-UP         12.08        FOR LIFE
                (ANNUAL         (not          (issued        REVIEW)        (issued        REVIEW)        (issued         12.08
                STEP-UP      available in   outside New     (issued in    outside New    (issued in     outside New    (issued in
               REVIEW)(4)   New York) (4)    York) (4)    New York) (4)    York) (4)    New York) (4)    York) (4)    New York)(4)
              -----------   -------------   -----------   -------------   -----------   -------------   -----------   ------------
Maximum Fee      1.20%          1.20%          1.20%          1.20%          1.20%          1.20%          1.20%          1.20%
Current Fee      0.60%          0.60%          0.75%          0.70%          0.75%          0.70%          0.85%          0.80%



               INCOME PLUS FOR     INCOME PLUS FOR
              LIFE - JOINT LIFE   LIFE - JOINT LIFE    PRINCIPAL PLUS
                    12.08               12.08          FOR LIFE PLUS
               (issued outside      (issued in New    AUTOMATIC ANNUAL   PRINCIPAL PLUS                        PRINCIPAL
                New York) (4)         York) (4)          STEP-UP(5)        FOR LIFE(6)    PRINCIPAL PLUS(7)   RETURNS(8)
              -----------------   -----------------   ----------------   --------------   -----------------   ----------
Maximum Fee         1.20%               1.20%               1.20%             0.75%             0.75%            0.95%
Current Fee         0.85%               0.80%               0.70%             0.40%             0.30%            0.50%





Optional Guaranteed Minimum Income Benefit Rider Fee (8)
Guaranteed Retirement Income Benefit II                    0.45%      0.45%
Guaranteed Retirement Income Benefit III                   0.50%   not offered
Accelerated Beneficiary Protection Death Benefit(9)        0.50%   not offered

(1) The $30 annual Contract fee will not be assessed prior to the Maturity Date under a Wealthmark Contract if at the time of its assessment the Contract Value is greater than or equal to $99,000.

(2)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(3) This is a daily charge reflected as a percentage of the Variable Investment Options. If you elected the optional Payment Enhancement Rider, the guaranteed rate applicable to any Fixed Investment Options is also reduced by 0.35%.


(4) The current charge for each of the Income Plus For Life Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.



(5) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.

(6) The current charge for the Principal Plus for Life Plus Automatic Annual Step-Up Rider is 0.70% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is stepped-up to equal the Contract Value. For Riders issued from December 15, 2008 to April 30, 2009, the current charge is 0.70% and for Riders issued from June 16, 2008 to December 12, 2008, the current charge is 0.55%. For Riders issued prior to June 16, 2008, the current charge is 0.60%.


(7) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.


(8) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E: "Optional Guaranteed Minimum Income Benefits" for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.


(9) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Accelerated beneficiary Protection Death Benefit.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.


TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)   MINIMUM   MAXIMUM
--------------------------------------------   -------   -------
Range of expenses that are deducted from
   Portfolio assets, including management
   fees, Rule 12b-1 fees, and other expenses    0.25%     1.59%


EXAMPLES

The following examples are intended to help you compare the cost of investing in the Contract with the costs of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark Contracts with optional benefit Riders and Example 3 pertains to Wealthmark Contracts without optional benefit Riders.

EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Income Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Income Plus for Life Riders. The Income Plus for Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus for Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                              $1,003   $ 1,850   $ 2,731    $4,935
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                        $  453   $ 1,388   $ 2,360    $4,935


JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                              $1,200    $2,075    $2,889     $5,060
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                        $  468    $1,431    $2,429     $5,060

EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders

WEALTHMARK CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Enhanced Earnings Death Benefit and Principal Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Payment Enhancement and Principal Plus for Life Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                               $954     $1,698    $2,464    $4,324
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                         $403     $1,230    $2,083    $4,324


JOHN HANCOCK NEW YORK
PAYMENT ENHANCEMENT AND PRINCIPAL PLUS FOR LIFE


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                              $1,151    $1,925    $2,625    $4,453
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                        $  418    $1,274    $2,154    $4,453


EXAMPLE 3. Maximum Portfolio operating expenses - Wealthmark Contract with previously offered optional benefit Riders

WEALTHMARK CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a Contract with the Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit Rider for John Hancock USA. For John Hancock New York the example assumes the Contract has the previously offered Guaranteed Retirement Income Benefit II optional benefit Rider. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA
ENHANCED EARNINGS DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT III


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                               $927     $1,621    $2,336    $4,072
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                         $377     $1,151    $1,951    $4,072


JOHN HANCOCK NEW YORK
GUARANTEED RETIREMENT INCOME BENEFIT II


                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                               $904     $1,551    $2,226    $3,867
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                         $353     $1,079    $1,836    $3,867

EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark Contract with no optional benefit Riders

WEALTHMARK CONTRACT WITH NO OPTIONAL BENEFIT RIDERS: The third example also assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS

                                                             1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                             ------   -------   -------   --------
If you surrender the Contract at the end of the applicable
   time period:                                               $730     $1,029    $1,311    $1,980
If you annuitize, or do not surrender the Contract at the
   end of the applicable time period:                         $171     $  529    $  911    $1,980


THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



The Portfolio available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES   OPERATING        EXPENSE       OPERATING
PORTFOLIO/SERIES                          FEE      (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)  EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
500 INDEX B(3)
Series NAV                                0.47%        0.00%       0.03%        0.00%          0.50%         -0.25%          0.25%
ACTIVE BOND(4)
Series II                                 0.60%        0.25%       0.04%        0.00%          0.89%          0.00%          0.89%
ALL CAP CORE(4)
Series II                                 0.77%        0.25%       0.05%        0.00%          1.07%          0.00%          1.07%
AMERICAN FUNDAMENTAL HOLDINGS(5,6)
Series II                                 0.05%        0.75%       0.04%        0.40%          1.24%         -0.05%          1.19%
AMERICAN GLOBAL DIVERSIFICATION(5,6)
Series II                                 0.05%        0.75%       0.04%        0.63%          1.47%         -0.05%          1.42%
BLUE CHIP GROWTH(4,7)
Series II                                 0.81%        0.25%       0.04%        0.00%          1.10%          0.00%          1.10%
CAPITAL APPRECIATION(4)
Series II                                 0.72%        0.25%       0.04%        0.00%          1.01%          0.00%          1.01%
CAPITAL APPRECIATION VALUE(4,7,8)
Series II                                 0.95%        0.25%       0.15%        0.00%          1.35%          0.00%          1.35%
CORE ALLOCATION(4,8)
Series II                                 0.05%        0.25%       0.07%        0.85%          1.22%         -0.05%          1.17%
CORE ALLOCATION PLUS(4,8)
Series II                                 0.92%        0.25%       0.22%        0.00%          1.39%          0.00%          1.39%
CORE BALANCED(5,9)
Series II                                 0.05%        0.25%       0.07%        0.79%          1.16%         -0.05%          1.11%
CORE DISCIPLINED DIVERSIFICATION(5,9)
Series II                                 0.05%        0.25%       0.07%        0.63%          1.00%         -0.05%          0.95%
CORE FUNDAMENTAL HOLDINGS(5,9)
Series II                                 0.05%        0.55%       0.05%        0.41%          1.06%         -0.05%          1.01%
CORE GLOBAL DIVERSIFICATION(5,9)
Series II                                 0.05%        0.55%       0.05%        0.42%          1.07%         -0.05%          1.02%
CORE STRATEGY(10)
Series II                                 0.05%        0.25%       0.05%        0.52%          0.87%         -0.08%          0.79%
DISCIPLINED DIVERSIFICATION(4,11)
Series II                                 0.80%        0.25%       0.19%        0.00%          1.24%         -0.29%          0.95%
EQUITY-INCOME(4,7)
Series II                                 0.81%        0.25%       0.05%        0.00%          1.11%          0.00%          1.11%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                       MANAGEMENT   AND SERVICE    OTHER   PORTFOLIO FEES   OPERATING        EXPENSE       OPERATING
PORTFOLIO/SERIES                          FEE      (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)  EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
FINANCIAL SERVICES(4)
Series II                                 0.82%        0.25%       0.08%        0.00%          1.15%          0.00%          1.15%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(12)
Series II                                 0.04%        0.25%       0.04%        0.83%          1.16%         -0.05%          1.11%
FUNDAMENTAL VALUE(4)
Series II                                 0.76%        0.25%       0.05%        0.00%          1.06%          0.00%          1.06%
GLOBAL(4,8,13,14)
Series II                                 0.81%        0.25%       0.11%        0.00%          1.17%         -0.01%          1.16%
GLOBAL ALLOCATION(4,8)
Series II                                 0.85%        0.25%       0.10%        0.05%          1.25%          0.00%          1.25%
GLOBAL BOND(4,8)
Series II                                 0.70%        0.25%       0.10%        0.00%          1.05%          0.00%          1.05%
HEALTH SCIENCES(4,7,8)
Series II                                 1.05%        0.25%       0.08%        0.00%          1.38%          0.00%          1.38%
HIGH INCOME(4)
Series II                                 0.67%        0.25%       0.07%        0.00%          0.99%          0.00%          0.99%
HIGH YIELD(4)
Series II                                 0.66%        0.25%       0.06%        0.00%          0.97%          0.00%          0.97%
INTERNATIONAL CORE(4,8)
Series II                                 0.89%        0.25%       0.14%        0.00%          1.28%          0.00%          1.28%
INTERNATIONAL EQUITY INDEX B(3,15)
Series NAV                                0.53%        0.00%       0.06%        0.00%          0.59%         -0.24%          0.35%
INTERNATIONAL OPPORTUNITIES(4,8)
Series II                                 0.87%        0.25%       0.13%        0.00%          1.25%          0.00%          1.25%
INTERNATIONAL SMALL CAP(4,8)
Series II                                 0.94%        0.25%       0.16%        0.00%          1.35%          0.00%          1.35%
INTERNATIONAL VALUE(4,8,13)
Series NAV                                0.81%        0.00%       0.14%        0.00%          0.95%         -0.02%          0.93%
INVESTMENT QUALITY BOND(4)
Series II                                 0.59%        0.25%       0.09%        0.00%          0.93%          0.00%          0.93%
LIFESTYLE AGGRESSIVE(16)
Series II                                 0.04%        0.25%       0.04%        0.86%          1.19%          0.00%          1.19%
LIFESTYLE BALANCED(16)
Series II                                 0.04%        0.25%       0.03%        0.76%          1.08%          0.00%          1.08%
LIFESTYLE CONSERVATIVE(16)
Series II                                 0.04%        0.25%       0.03%        0.71%          1.03%          0.00%          1.03%
LIFESTYLE GROWTH(16)
Series II                                 0.04%        0.25%       0.03%        0.76%          1.08%          0.00%          1.08%
LIFESTYLE MODERATE(16)
Series II                                 0.04%        0.25%       0.03%        0.74%          1.06%          0.00%          1.06%
MID CAP INDEX(4,17)
Series II                                 0.47%        0.25%       0.03%        0.00%          0.75%          0.00%          0.75%
MID CAP INTERSECTION(4)
Series II                                 0.87%        0.25%       0.06%        0.00%          1.18%          0.00%          1.18%
MID CAP STOCK(4)
Series II                                 0.84%        0.25%       0.05%        0.00%          1.14%          0.00%          1.14%
MONEY MARKET B(3)
Series NAV                                0.49%        0.00%       0.04%        0.00%          0.53%         -0.24%          0.29%
NATURAL RESOURCES(4)
Series II                                 1.00%        0.25%       0.08%        0.00%          1.33%          0.00%          1.33%
OPTIMIZED ALL CAP(4)
Series II                                 0.68%        0.25%       0.06%        0.00%          0.99%          0.00%          0.99%
OPTIMIZED VALUE(4)
Series II                                 0.65%        0.25%       0.05%        0.00%          0.95%          0.00%          0.95%
PACIFIC RIM(4,8)
Series II                                 0.80%        0.25%       0.25%        0.00%          1.30%          0.00%          1.30%
REAL ESTATE SECURITIES(4)
Series II                                 0.70%        0.25%       0.05%        0.00%          1.00%          0.00%          1.00%
SCIENCE AND TECHNOLOGY(4,7,8)
Series II                                 1.05%        0.25%       0.07%        0.00%          1.37%          0.00%          1.37%

                                                   DISTRIBUTION               ACQUIRED     TOTAL ANNUAL    CONTRACTUAL        NET
                                       MANAGEMENT  AND SERVICE     OTHER   PORTFOLIO FEES   OPERATING        EXPENSE       OPERATING
PORTFOLIO/SERIES                          FEE      (12B-1) FEES  EXPENSES   AND EXPENSES   EXPENSES (1)  REIMBURSEMENT(2)  EXPENSES
----------------                       ----------  ------------  --------  --------------  ------------  ----------------  ---------
SMALL CAP GROWTH(4)
Series II                                 1.06%        0.25%       0.08%        0.00%          1.39%          0.00%          1.39%
SMALL CAP INDEX(4,17)
Series II                                 0.49%        0.25%       0.04%        0.00%          0.78%          0.00%          0.78%
SMALL CAP OPPORTUNITIES(4,18)
Series II                                 1.00%        0.25%       0.06%        0.00%          1.31%          0.00%          1.31%
SMALL CAP VALUE(4)
Series II                                 1.06%        0.25%       0.06%        0.00%          1.37%          0.00%          1.37%
SMALL COMPANY VALUE(4,7)
Series II                                 1.02%        0.25%       0.06%        0.00%          1.33%          0.00%          1.33%
STRATEGIC BOND(4,8)
Series II                                 0.67%        0.25%       0.06%        0.00%          0.98%          0.00%          0.98%
TOTAL BOND MARKET A(4,17)
Series II                                 0.47%        0.25%       0.05%        0.00%          0.77%          0.00%          0.77%
TOTAL RETURN(4,19)
Series II                                 0.69%        0.25%       0.06%        0.00%          1.00%          0.00%          1.00%
TOTAL STOCK MARKET INDEX(4,17)
Series II                                 0.49%        0.25%       0.04%        0.00%          0.78%          0.00%          0.78%
U.S. GOVERNMENT SECURITIES(4)
Series II                                 0.61%        0.25%       0.09%        0.00%          0.95%          0.00%          0.95%
VALUE(4)
Series II                                 0.74%        0.25%       0.06%        0.00%          1.05%          0.00%          1.05%



                                                                                                        MASTER FUND
                                                                                               ----------------------------
                                                                                                                              TOTAL
                                                                                                                     TOTAL   MASTER
                                                     FEEDER FUND                                                    MASTER    FUND
                       -----------------------------------------------------------------------                       FUND      AND
                                                                                        NET                           AND      NET
                                  DISTRIBUTION             TOTAL       CONTRACTUAL   PORTFOLIO                      FEEDER   FEEDER
                       MANAGEMENT  AND SERVICE   OTHER   OPERATING       EXPENSE     OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES          FEES    (12B-1) FEES EXPENSES EXPENSES(1) REIMBURSEMENT(2)  EXPENSES  FEES (20) EXPENSES EXPENSES EXPENSES
----------------       ---------- ------------ -------- ----------- ---------------- --------- ---------- -------- -------- --------
AMERICAN ASSET
   ALLOCATION(21)
Series II                 0.00%       0.75%      0.04%     0.79%         -0.01%        0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BOND
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.39%     0.01%    1.19%    1.19%
AMERICAN GLOBAL
   GROWTH(21)
Series II                 0.00%       0.75%      0.06%     0.81%         -0.03%        0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
  CAPITALIZATION(21)
Series II                 0.00%       0.75%      0.11%     0.86%         -0.08%        0.78%      0.71%     0.03%    1.60%    1.52%
AMERICAN GROWTH
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.32%     0.01%    1.12%    1.12%
AMERICAN GROWTH-INCOME
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.27%     0.01%    1.07%    1.07%
AMERICAN HIGH-INCOME
  BOND(21)
Series II                 0.00%       0.75%      0.21%     0.96%         -0.18%        0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                 0.00%       0.75%      0.04%     0.79%          0.00%        0.79%      0.49%     0.03%    1.31%    1.31%
AMERICAN NEW WORLD
Series II                 0.00%       0.75%      0.13%     0.88%         -0.10%        0.78%      0.76%     0.05%    1.69%    1.59%



                                           DISTRIBUTION                 ACQUIRED         TOTAL        CONTRACTUAL       NET
                              MANAGEMENT    AND SERVICE    OTHER     PORTFOLIO FEES    OPERATING        EXPENSE      OPERATING
PORTFOLIO/SERIES                 FEE       (12B-1) FEES   EXPENSES    AND EXPENSES    EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------              ----------   ------------   --------   --------------   ------------   -------------   ---------
DWS VIT FUNDS:
DWS Equity 500 Index VIP       0.20%          0.25%       0.27%(22)        --         0.72%(23,24)        --           0.72%
DWS VARIABLE SERIES II:
DWS Core Fixed Income VIP      0.50%(25)      0.25%       0.32%(22)        --         1.07%(26)           --           1.07%


FOOTNOTES TO EXPENSE TABLE:


(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies ("Acquired Portfolio Fees and Expenses"). The Total Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the

     "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are based on the estimated indirect net expenses associated with the Portfolio's investment in the underlying portfolios.



(2) Effective January 1, 2009, John Hancock Trust ("JHT" or the "Adviser") may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.



(3) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses (estimated at 0.01% or less of the Portfolio's average net assets) of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2010 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(4) Effective January 1, 2006, the Adviser has agreed to waive its management fee for certain Portfolios or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio.



(5) For Portfolios and series of Portfolios that have not commenced operations or have an inception date of less than six months as of December 31, 2008, expenses are estimated.



(6) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(7) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the following Portfolios of the Trust: Balanced Trust, Blue Chip Growth Trust, Capital Appreciation Value Trust, Equity-Income Trust, Health Sciences Trust, Mid Value Trust, Real Estate Equity Trust, Science & Technology Trust, Small Company Value Trust, and Spectrum Income Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following Portfolios of John Hancock Trust II: Blue Chip Growth Fund, Equity-Income Fund, Mid Value Fund, Small Company Value Fund, Spectrum Income Fund and Real Estate Equity Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) is as follows: 0.00% for the first $750 million, 5.0% for the next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser at any time.



(8) "Other Expenses" reflects the estimated amount based on a contractual change in the custody agreement. This agreement went into effect on April 1, 2009.



(9) The Adviser has contractually agreed to waive the advisory fee. This waiver will expire May 1, 2010 unless extended by the Adviser.



(10) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, underlying portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.70% of the average annual net assets of the Portfolio. Expenses includes all expenses of the Portfolio except Rule 12b-1 fees, class specific expenses such as blue sky and transfer agency fees, fund brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the trust.



(12) The Adviser has contractually agreed to limit Portfolio Expenses to 0.025% until May 1, 2010. Portfolio Expenses includes advisory fee and other operating expenses of the Portfolio but excludes 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(13) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(14) The Adviser has contractually agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(15) The "Total Operating Expenses" include fees and expenses which are less than 0.01% that were incurred indirectly by the Portfolios as a result of its investment in other investment companies (e.g. underlying Portfolios) (each, an "Acquired Portfolio"). The Total operating expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in "Financial Highlights" section of the Portfolio's prospectus, which does not include Acquired Portfolio Fees and Expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(16) "Acquired Portfolio Fees and Expenses" are estimated based on a rebalance of investments in underlying Portfolios.



(17) The Adviser has agreed to reduce its advisory fee for each class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.050% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of the Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and (i) other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(18) The Adviser has agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets.



(19) "Other Expenses" reflect the estimate expenses to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(20) Capital Research Management Company (the adviser to the master fund for each of the JHT American Funds) waived a portion of its management fee from September 1, 2004 through December 31, 2008. The fees shown do not reflect any waivers. See the financial highlights table in the American Funds Insurance Series' prospectus or annual report for further information.



(21) The Adviser has contractually limited other fund level expenses to 0.03% until May 1, 2010. Other fund level expenses consist of operating expenses of the fund, excluding adviser fee, 12b-1 fee, transfer agent fees, blue sky, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(22) "Other Expenses" include an administrative services fee paid to the advisor, Deutsche Investment Management Americas Inc. ("DIMA"), in the amount of 0.10% of average daily net assets.



(23) Through September 30, 2009, DIMA, the advisor, has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the Portfolio to the extent necessary to maintain the Portfolio's operating expenses at 0.77% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest. Although there can be no assurance that the current waiver/expense reimbursement arrangement will be maintained beyond September 30, 2009, DIMA has committed to review the continuance of waiver/expense reimbursement arrangement by September 30, 2009.



(24) Except as otherwise noted, the information in the table is based on amounts incurred during the Portfolio's most recent fiscal year. It is important for you to understand that a decline in the Portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio's expense rations for the Portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B2 shares is estimated at 0.74%. For more current expense information, see "Financial Highlights" in the Portfolio's future annual or semi-annual reports.



(25) Restated on an annualized basis to reflect approved fee changes that took effect on May 1, 2008.



(26) Except as otherwise noted, the information in the table is based on amounts incurred during the Portfolio's most recent fiscal year. It is important for you to understand that a decline in the Portfolio's average net assets during the current fiscal year due to recent unprecedented market volatility or other factors could cause the Portfolio's expense rations for the Portfolio's current fiscal year to be higher than the expense information presented. Based on asset levels as of December 31, 2008, the gross annualized expense ratio of Class B shares is estimated at 1.15%. For more current expense information, see "Financial Highlights" in the Portfolio's future annual or semi-annual reports.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

   IV. General Information about Us, the Separate Accounts and the Portfolios

THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


RATING AGENCIES, ENDORSEMENTS AND COMPARISONS. We are ranked and rated by independent financial rating services, including Moody's Investors Service, Inc., Standard & Poor's Rating Services, Fitch Ratings Ltd. and A.M. Best Company. The purpose of these ratings is to reflect the financial strength or claims-paying ability of John Hancock USA and John Hancock NY. The ratings are not intended to reflect the investment experience or financial strength of the Separate Accounts or their Subaccounts, or the Trust or its Portfolios. The ratings are available on our website. We may from time to time publish the ratings in advertisements, sales literature, reports to Contract Owners, etc. In addition, we may include in certain promotional literature endorsements in the form of a list of organizations, individuals or other parties that recommend the Company or the Contracts.



We may also occasionally include in advertisements comparisons of performance information for a Variable Account to:



     - other variable annuity separate accounts, mutual funds, or investment products tracked by research firms, rating services, companies, publications, or persons who rank separate accounts or investment products on overall performance or other criteria;



     - the Consumer Price Index, to assess the real rate of return from buying a Contract by taking inflation into consideration;



     -    various indices that are unmanaged;



     - currently taxable and tax deferred investment programs, based on selected tax brackets.



Our advertisements may also include discussions of alternative investment vehicles and general economic conditions.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Subaccount" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life

Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a Separate Account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.

For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a Separate Account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's other business.



We reserve the right, subject to compliance with applicable law, to add other Subaccounts, eliminate existing Subaccounts, combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

THE PORTFOLIOS

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Accounts and it invests in shares of a corresponding Portfolio of:

          -    the John Hancock Trust; or

          - DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP" and "DWS Equity 500 Index VIP."

THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.

The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses


The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2008, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides. None of these compensation payments results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Core Allocation, Core Balanced, Core Disciplined Diversification, Core Fundamental Holdings, Core Global Diversification, Core Strategy Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invest in other underlying mutual funds. Expenses for a fund-of-funds may be higher than that for other portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trusts ("JHT American Fund Portfolios") invests in Class 1 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (ADVISER TO THE AMERICAN FUND INSURANCE
SERIES) - ADVISER TO MASTER FUND
   American Asset Allocation Trust                    Seeks to provide high total return (including
   (successor to Income & Value Trust)                income and capital gains) consistent with
                                                      preservation of capital over the long term. To
                                                      do this, the Portfolio invests all of its
                                                      assets in Class 1 shares of the master fund,
                                                      the American Funds Insurance Series Asset
                                                      Allocation Fund, which invests in a
                                                      diversified portfolio of common stocks and
                                                      other equity securities, bonds and other
                                                      intermediate and long-term debt securities,
                                                      and money market instruments (debt securities
                                                      maturing in one year or less).

   American Bond Trust                                Seeks to maximize current income and preserve
                                                      capital. To do this, the Portfolio invests all
                                                      of its assets in Class 1 shares of the master
                                                      fund, the American Funds Insurance Series Bond
                                                      Fund, which normally invests at least 65% in
                                                      investment-grade debt securities and up to 35%
                                                      in lower rated debt securities.

   American Global Growth Trust                       Seeks to make shareholders' investment grow
                                                      over time. To do this, the Portfolio invests
                                                      all of its assets in Class 1 shares of the
                                                      master fund, the American Funds Insurance
                                                      Series Global Growth Fund, which invests
                                                      primarily in common stocks of companies
                                                      located around the world.

   American Global Small Capitalization Trust         Seeks to make the shareholders' investment
                                                      grow over time. To do this, the Portfolio
                                                      invests all of its assets in Class 1 shares of
                                                      the master fund, the American Funds Insurance
                                                      Series Global Small Capitalization Fund, which
                                                      invests primarily in stocks of smaller
                                                      companies located around the world.

   American Growth Trust                              Seeks to make the shareholders' investment
                                                      grow. To do this, the Portfolio invests all of
                                                      its assets in Class 1 shares of the master
                                                      fund, the American Funds Insurance Series
                                                      Growth Fund, which invests primarily in common
                                                      stocks of companies that appear to offer
                                                      superior opportunities for growth of capital.

   American Growth-Income Trust                       Seeks to make the shareholders' investments
   (successor to U.S. Large Cap Trust)                grow and to provide the shareholder with
                                                      income over time. To do this, the Portfolio
                                                      invests all of its assets in Class 1 shares of
                                                      the master fund, the American Funds Insurance
                                                      Series Growth-Income Fund, which invests
                                                      primarily in common stocks or other securities
                                                      that demonstrate the potential for
                                                      appreciation and/or dividends.

   American High-Income Bond Trust                    Seeks to provide a high level of current
                                                      income and, secondarily, capital appreciation.
                                                      To do this, the Portfolio invests all of its
                                                      assets in Class 1 shares of the master fund,
                                                      the American Funds Insurance Series
                                                      High-Income Bond Fund, which invests at least
                                                      65% of its assets in higher yielding and
                                                      generally lower quality debt securities.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



CAPITAL RESEARCH AND MANAGEMENT COMPANY (CONTINUED)
   American International Trust                       Seeks to make the shareholders' investment
                                                      grow. To do this, the Portfolio invests all of
                                                      its assets in Class 1 shares of the master
                                                      fund, the American Funds Insurance Series
                                                      International Fund, which invests primarily in
                                                      common stocks of companies located outside the
                                                      United States.

   American New World Trust                           Seeks to make the shareholders' investment
                                                      grow over time. To do this, the Portfolio
                                                      invests all of its assets in Class 1 shares of
                                                      the master fund, the American Funds Insurance
                                                      Series New World Fund, which invests primarily
                                                      in stocks of companies with significant
                                                      exposure to countries with developing
                                                      economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.
   Financial Services Trust                           Seeks growth of capital. To do this, the
                                                      Portfolio invests at least 80% of its net
                                                      assets in companies that are principally
                                                      engaged in financial services.

   Fundamental Value Trust                            Seeks growth of capital. To do this, the
   (successor to Core Equity Trust and U.S.           Portfolio invests primarily in common stocks
   Core Trust)                                        of U.S. companies with durable business models
                                                      that can be purchased at attractive valuations
                                                      relative to their intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
   Active Bond Trust (1)                              Seeks income and capital appreciation. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in a diversified mix of debt
                                                      securities and instruments with maturity
                                                      durations of approximately 4 to 6 years.

   Total Bond Market Trust A                          Seeks to track the performance of the Barclays
                                                      Capital U.S. Aggregate Bond Index (which
                                                      represents the U.S. investment grade bond
                                                      market). To do this, the Portfolio invests at
                                                      least 80% of its net assets in securities
                                                      listed in the Barclays Capital U.S. Aggregate
                                                      Bond Index.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
   All Cap Core Trust                                 Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests in common stocks and
                                                      other equity securities within all asset
                                                      classes (small-, mid- and large-cap), which
                                                      may be listed on securities exchanges, traded
                                                      in various over the counter markets or have no
                                                      organized markets. The Portfolio may also
                                                      invest in U.S. Government securities.

   Real Estate Securities Trust(2)                    Seeks to achieve a combination of long-term
                                                      capital appreciation and current income. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in equity securities of REITs
                                                      and real estate companies.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



DIMENSIONAL FUND ADVISORS LP
   Disciplined Diversification Trust                  Seeks total return consisting of capital
                                                      appreciation and current income. To do this,
                                                      the Portfolio invests primarily in equity
                                                      securities and fixed-income securities of
                                                      domestic and international issuers, including
                                                      equities of issuers in emerging markets.

DIMENSIONAL FUND ADVISORS LP ("DFA") &
INVESCO AIM CAPITAL MANAGEMENT, INC. ("INVESCO AIM")
   Small Cap Opportunities Trust(3)                   Seeks long-term capital appreciation. To do
                                                      this, the portion of the Portfolio's net
                                                      assets managed by Invesco Aim is invested in
                                                      at least 80 % equity securities of
                                                      small-capitalization companies, and the
                                                      portion of the Portfolio's net assets managed
                                                      by DFA is invested in a broad and diverse
                                                      group of readily marketable common stocks of
                                                      U.S. small- and mid-cap companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.
   International Small Cap Trust                      Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in securities issued by foreign
                                                      small-cap companies including in emerging
                                                      markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
   International Core Trust                           Seeks high total return. To do this, the
                                                      Portfolio invests at least 80% of its total
                                                      assets in a diversified portfolio of equity
                                                      investments from developed markets outside the
                                                      U.S.

JENNISON ASSOCIATES LLC
   Capital Appreciation Trust                         Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests at least 65% of its
                                                      total assets in equity and equity-related
                                                      securities of companies that are attractively
                                                      valued and have above-average growth
                                                      prospects.

MARSICO CAPITAL MANAGEMENT, LLC
   International Opportunities Trust                  Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests at least 65% of its
                                                      total assets in common stocks of foreign
                                                      companies of any size that are selected for
                                                      their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
   500 Index Trust B                                  Seeks to approximate the aggregate total
                                                      return of a broad-based U.S. domestic equity
                                                      market index. To do this, the Portfolio
                                                      invests at least 80% of its net assets in the
                                                      common stocks in the S&P 500(R) index and
                                                      securities that as a group will behave in a
                                                      manner similar to the index. (4)

   American Fundamental Holdings Trust                Seeks long term growth of capital. To do this,
                                                      the Portfolio invests primarily in four funds
                                                      of the American Funds Insurance Series: Bond
                                                      Fund, Growth Fund, Growth-Income Fund, and
                                                      International Fund. The Portfolio is permitted
                                                      to invest in six other funds of the American
                                                      Funds Insurance Series as well as other funds,
                                                      investment companies, and other types of
                                                      investments.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)
   American Global Diversification Trust              Seeks long term growth of capital. To do this,
                                                      the Portfolio invests primarily in five funds
                                                      of the American Funds Insurance Series: Bond
                                                      Fund, Global Growth Fund, Global Small
                                                      Capitalization Fund, High-Income Bond Fund,
                                                      and New World Fund. The Portfolio is permitted
                                                      to invest in five other funds of the American
                                                      Funds Insurance Series as well as other funds,
                                                      investment companies, and other types of
                                                      investments.

   Core Allocation Trust                              Seeks long term growth of capital. To do this,
                                                      the Portfolio invests a substantial portion of
                                                      its assets in the underlying Portfolio Core
                                                      Allocation Plus Trust. The Portfolio is a
                                                      fund-of-funds and is authorized to invest in
                                                      other underlying Portfolios and investment
                                                      companies.

   Core Balanced Trust                                Seeks long term growth of capital. To do this,
                                                      the Portfolio invests a substantial portion of
                                                      its assets in the underlying Portfolio
                                                      Balanced Trust. The Portfolio is a
                                                      fund-of-funds and is authorized to invest in
                                                      other underlying Portfolios and investment
                                                      companies.

   Core Disciplined Diversification Trust             Seeks long term growth of capital. To do this,
                                                      the Portfolio invests a substantial portion of
                                                      its assets in the underlying Portfolio
                                                      Disciplined Diversification Trust. The
                                                      Portfolio is a fund-of-funds and is authorized
                                                      to invest in other underlying Portfolios and
                                                      investment companies.

   Core Fundamental Holdings Trust                    Seeks long term growth of capital. To do this,
                                                      the Portfolio invests a substantial portion of
                                                      its assets in underlying Portfolios that are
                                                      series of the American Funds Insurance Series.
                                                      The Portfolio is a fund-of-funds and is
                                                      authorized to invest in other underlying
                                                      Portfolios and investment companies.

   Core Global Diversification Trust                  Seeks long term growth of capital. To do this,
                                                      the Portfolio invests a significant portion of
                                                      its assets, directly or indirectly through
                                                      underlying Portfolios, in securities that are
                                                      located outside the U.S. The Portfolio is a
                                                      fund-of-funds and is authorized to invest in
                                                      other underlying Portfolios and investment
                                                      companies.

   Core Strategy Trust                                Seeks long term growth of capital; current
   (previously Index Allocation Trust)                income is also a consideration. To do this,
                                                      the Portfolio invests approximately 70% of its
                                                      total assets in underlying Portfolios which
                                                      invest primarily in equity securities and
                                                      approximately 30% of its total assets in
                                                      underlying Portfolios which invest primarily
                                                      in fixed income securities.

   Franklin Templeton Founding Allocation Trust       Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests primarily in three
                                                      underlying Portfolios: Global Trust, Income
                                                      Trust and Mutual Shares Trust. The Portfolio
                                                      is a fund-of-funds and is also authorized to
                                                      invest in other underlying Portfolios and
                                                      investment companies.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)
   Lifestyle Aggressive Trust (5)                     Seeks long-term growth of capital. Current
                                                      income is not a consideration. The Portfolio
                                                      operates as a fund-of-funds and normally
                                                      invests approximately 100% of its assets in
                                                      underlying Portfolios which invest primarily
                                                      in equity securities. The subadviser may
                                                      change this allocation from time to time.

   Lifestyle Balanced Trust (5)                       Seeks a balance between a high level of
                                                      current income and growth of capital, with a
                                                      greater emphasis on growth of capital. The
                                                      Portfolio operates as a fund-of-funds and
                                                      normally invests approximately 40% of its
                                                      assets in underlying Portfolios which invest
                                                      primarily in fixed income securities, and
                                                      approximately 60% in underlying Portfolios
                                                      which invest primarily in equity securities.
                                                      The subadviser may change this allocation from
                                                      time to time.

   Lifestyle Conservative Trust (5)                   Seeks a high level of current income with some
                                                      consideration given to growth of capital. The
                                                      Portfolio operates as a fund-of-funds and
                                                      normally invests approximately 80% of its
                                                      assets in underlying Portfolios which invest
                                                      primarily in fixed income securities, and
                                                      approximately 20% in underlying Portfolios
                                                      which invest primarily in equity securities.
                                                      The subadviser may change this allocation from
                                                      time to time.

   Lifestyle Growth Trust (5)                         Seeks long-term growth of capital. Current
                                                      income is also a consideration. The Portfolio
                                                      operates as a fund-of-funds and normally
                                                      invests approximately 20% of its assets in
                                                      underlying Portfolios which invest primarily
                                                      in fixed income securities, and approximately
                                                      80% in underlying Portfolios which invest
                                                      primarily in equity securities. The subadviser
                                                      may change this allocation from time to time.

   Lifestyle Moderate Trust (5)                       Seeks a balance between a high level of
                                                      current income and growth of capital, with a
                                                      greater emphasis on income. The Portfolio
                                                      operates as a fund-of-funds and normally
                                                      invests approximately 60% of its assets in
                                                      underlying Portfolios which invest primarily
                                                      in fixed income securities, and approximately
                                                      40% in underlying Portfolios which invest
                                                      primarily in equity securities. The subadviser
                                                      may change this allocation from time to time.

   Mid Cap Index Trust                                Seeks to approximate the aggregate total
                                                      return of a mid cap U.S. domestic equity
                                                      market index. To do this, the Portfolio
                                                      invests at least 80% of its net assets in the
                                                      common stocks in the S&P MidCap 400(R)
                                                      index(4) and securities that as a group behave
                                                      in a manner similar to the index.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (CONTINUED)
   Money Market Trust B                               Seeks to obtain maximum current income
                                                      consistent with preservation of principal and
                                                      liquidity. To do this, the Portfolio invests
                                                      in high quality, U.S. dollar denominated money
                                                      market instruments.

                                                      Note: The returns of a Money Market Subaccount
                                                      in your Contract may become extremely low or
                                                      possibly negative if the interest rates earned
                                                      by the underlying Money Market Portfolio are
                                                      not sufficient to offset Contract expense
                                                      deductions.

   Pacific Rim Trust                                  Seeks to achieve long-term growth of capital.
                                                      To do this, the Portfolio invests at least 80%
                                                      of its net assets in common stocks and
                                                      equity-related securities of established,
                                                      larger-capitalization non-U.S. companies
                                                      located in the Pacific Rim region, including
                                                      emerging markets that have attractive
                                                      long-term prospects for growth of capital.

   Optimized All Cap Trust                            Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests at least 65% of its
                                                      total assets in equity securities of large-,
                                                      mid- and small-cap U.S. companies with strong
                                                      industry position, leading market share,
                                                      proven management and strong financials.

   Optimized Value Trust                              Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests at least 65% of
                                                      its total assets in equity securities of U.S.
                                                      companies with the potential for long-term
                                                      growth of capital.

   Small Cap Index Trust                              Seeks to approximate the aggregate total
                                                      return of a small cap U.S. domestic equity
                                                      market index. To do this, the Portfolio
                                                      invests at least 80% of its net assets in the
                                                      common stocks in the Russell 2000(R) Index(6)
                                                      and securities that will as a group behave in
                                                      a manner similar to the index.

   Total Stock Market Index Trust                     Seeks to approximate the aggregate total
                                                      return of a broad-based U.S. domestic equity
                                                      market index. To do this, the Portfolio
                                                      invests at least 80% of its net assets in the
                                                      common stocks in the Wilshire 5000(R) Total
                                                      Market Index(7) and securities that as a group
                                                      will behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
   High Income Trust                                  Seeks high current income; capital
                                                      appreciation is a secondary goal. To do this,
                                                      the Portfolio invests at least 80% of its net
                                                      assets in U.S. and foreign fixed-income
                                                      securities that are rated BB/Ba or lower or
                                                      are unrated equivalents.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
   Global Bond Trust                                  Seeks maximum total return, consistent with
                                                      preservation of capital and prudent investment
                                                      management. To do this, the Portfolio invests
                                                      at least 80% of its net assets in fixed income
                                                      instruments that are economically tied to at
                                                      least three countries (one of which may be the
                                                      U.S.), which may be represented by futures
                                                      contracts and options on such securities.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)
   Total Return Trust                                 Seeks maximum total return, consistent with
                                                      preservation of capital and prudent investment
                                                      management. To do this, the Portfolio invests
                                                      at least 65% of its total assets in a
                                                      diversified portfolio of fixed income
                                                      instruments of varying maturities, which may
                                                      be represented by forwards or derivatives.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B                 Seeks to track the performance of a
                                                      broad-based equity index of foreign companies
                                                      primarily in developed countries and, to a
                                                      lesser extent, in emerging market countries.
                                                      To do this, the Portfolio invests at least 80%
                                                      of its assets in securities listed in the
                                                      Morgan Stanley Capital International All
                                                      Country World Excluding U.S. Index,(8) or
                                                      American Depository Receipts or Global
                                                      Depository Receipts representing such
                                                      securities.

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
   Science & Technology Trust                         Seeks long-term growth of capital. Current
                                                      income is incidental to the Portfolio's
                                                      objective. To do this, the Portfolio invests
                                                      at least 80% of its net assets in the common
                                                      stocks of companies expected to benefit from
                                                      the development, advancement, and/or use of
                                                      science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust                             Seeks to provide long-term growth of capital.
                                                      Current income is a secondary objective. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in the common stocks of large
                                                      and medium-sized blue chip growth companies
                                                      that are well established in their industries.

   Capital Appreciation Value Trust                   Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests primarily in
                                                      common stocks of established U.S. companies
                                                      that have above-average potential for capital
                                                      growth. Common stocks typically constitute at
                                                      least 50% of the Portfolio's assets. The
                                                      remaining assets are invested in other
                                                      securities, including convertible securities,
                                                      corporate and government debt, foreign
                                                      securities, futures and options.

   Equity-Income Trust                                Seeks to provide substantial dividend income
   (successor to Classic Value Trust)                 and also long-term growth of capital. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in equity securities, with at
                                                      least 65% in common stocks of well-established
                                                      companies paying above-average dividends.

   Health Sciences Trust                              Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in common stocks of companies
                                                      engaged in the research, development,
                                                      production, or distribution of products or
                                                      services related to health care, medicine, or
                                                      the life sciences.

   Small Company Value Trust                          Seeks long-term growth of capital. To do this,
   (successor to Small Company Trust)                 the Portfolio invests at least 80% of its net
                                                      assets in small companies whose common stocks
                                                      are believed to be undervalued.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                                       Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests primarily in the
                                                      equity securities of companies located
                                                      throughout the world, including emerging
                                                      markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(9)                       Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests primarily in equity
                                                      securities of companies located outside the
                                                      U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                            Seeks total return, consisting of long-term
                                                      capital appreciation and current income. To do
                                                      this, the Portfolio invests in equity and
                                                      fixed income securities of issuers located
                                                      within and outside the U.S. based on
                                                      prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                        Seeks to realize an above-average total return
                                                      over a market cycle of three to five years,
                                                      consistent with reasonable risk. To do this,
                                                      the Portfolio invests at least 65% of its
                                                      total assets in equity securities which are
                                                      believed to be undervalued relative to the
                                                      stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Core Allocation Plus Trust                         Seeks to provide total return, consisting of
                                                      long-term capital appreciation and current
                                                      income. To do this, the Portfolio invests in
                                                      equity and fixed income securities of issuers
                                                      located within and outside the U.S. The
                                                      Portfolio allocates its assets between fixed
                                                      income securities and equity securities based
                                                      upon the subadviser's targeted asset mix,
                                                      which may change over time.

   Investment Quality Bond Trust                      Seeks to provide a high level of current
                                                      income consistent with the maintenance of
                                                      principal and liquidity. To do this, the
                                                      Portfolio invests at least 80% of its net
                                                      assets in bonds rated investment grade,
                                                      focusing on corporate bonds and U.S.
                                                      government bonds with intermediate to longer
                                                      term maturities.

   Mid Cap Intersection Trust                         Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests at least 80% of its net
                                                      assets in equity securities of medium-sized
                                                      companies with significant capital
                                                      appreciation potential.

   Mid Cap Stock Trust                                Seeks long-term growth of capital. To do this,
                                                      the Portfolio invests at least 80% of its net
                                                      assets in equity securities of medium-sized
                                                      companies with significant capital
                                                      appreciation potential.

   Natural Resources Trust                            Seeks long-term total return. To do this, the
                                                      Portfolio invests at least 80% of its net
                                                      assets in equity and equity-related securities
                                                      of natural resource-related companies
                                                      worldwide, including emerging markets.

                               JOHN HANCOCK TRUST



We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
      (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



WELLINGTON MANAGEMENT COMPANY, LLP (CONTINUED)
   Small Cap Growth Trust                             Seeks long-term capital appreciation. To do
   (successor to Emerging Growth Trust and Small      this, the Portfolio invests at least 80% of
   Cap Trust)                                         its net assets in small-cap companies that are
                                                      believed to offer above-average potential for
                                                      growth in revenues and earnings.

   Small Cap Value Trust                              Seeks long-term capital appreciation. To do
                                                      this, the Portfolio invests at least 80% of
                                                      its net assets in small-cap companies that are
                                                      believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust(10)                               Seeks to realize an above-average total return
                                                      over a market cycle of three to five years,
                                                      consistent with reasonable risk. To do this,
                                                      the Portfolio invests at least 80% of its net
                                                      assets in high yield securities, including
                                                      corporate bonds, preferred stocks and U.S.
                                                      Government and foreign securities.

   Strategic Bond Trust(10)                           Seeks a high level of total return consistent
                                                      with preservation of capital. To do this, the
                                                      Portfolio invests at least 80% of its net
                                                      assets in fixed income securities across a
                                                      range of credit qualities and may invest a
                                                      substantial portion of its assets in
                                                      obligations rated below investment grade.

   U.S. Government Securities Trust                   Seeks to obtain a high level of current income
                                                      consistent with preservation of capital and
                                                      maintenance of liquidity. To do this, the
                                                      Portfolio invests at least 80% of its net
                                                      assets in debt obligations and mortgage-backed
                                                      securities issued or guaranteed by the U.S.
                                                      government, its agencies or instrumentalities.



                         DWS SCUDDER DISTRIBUTORS, INC.



 We show the Portfolio's manager in bold above the name of the Portfolio and we list the Portfolios alphabetically.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
DWS Core Fixed Income VIP                             The Portfolio seeks high current income. The
                                                      Portfolio invests for current income not
                                                      capital appreciation. Under normal
                                                      circumstances, the Portfolio invests at least
                                                      80% of its assets, plus the amount of any
                                                      borrowings for investment purposes, determined
                                                      at the time of purchase, in fixed income
                                                      securities.

DWS Equity 500 Index VIP                              The Portfolio seeks to replicate, as closely
                                                      as possible, before the deduction of expenses,
                                                      the performance of the Standard & Poor's 500
                                                      Composite Stock Price Index, which emphasizes
                                                      stocks of large US companies. The Portfolio
                                                      invests for capital appreciation, not income;
                                                      any dividend and interest income is incidental
                                                      to the pursuit of this investment objective.
                                                      While a priority is given to replicating the
                                                      S&P 500 Index's performance, there is no
                                                      assurance of achieving this objective.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.

(3) The Small Cap Opportunities Trust is subadvised by Dimensional Fund Advisors, LP and Invesco Aim Capital Management, Inc., with each subadviser subadvising approximately one half of the assets of the Portfolio, although the actual percentage managed by each subadviser will vary, since the assets subadvised by each subadviser are not rebalanced daily.



(4) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the mid cap range for S&P 500(R) was from $224 million to $337.87 billion, and for the S&P MidCap 400(R), was $42 million to $4.6 billion.



(5) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(6) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $3.2 million to $3.7 billion.



(7) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of October 31, 2008, the market capitalizations of companies included in the Wilshire 5000(R) Total Market Index ranged from $1 million to $385 billion.



(8) "MSCI All Country World ex-USA Index(SM)" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 28, 2009, the market capitalization range of the Index was $199 million to $176 billion.



(9) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(10) High Yield Trust and Strategic Bond Trust are sub-subadvised by Western Asset Management Company Limited.





VOTING INTEREST

You instruct us how to vote Portfolio shares.

We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.


During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS


Contracts may have been issued to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types" or you may request a copy of the Statement of Additional Information). The Contracts are also designed so that they may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), or issued as individually owned nonqualified contracts, as may be eligible under applicable law.



Eligibility Restrictions



SECTION 403(B) QUALIFIED PLANS. Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless
(a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive an Information Sharing Agreement and a Certificate of Compliance and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.



For more information regarding Section 403(b) Qualified Plans, please see Appendix B: "Qualified Plan Types," or you may request a copy of the Statement of Additional Information from the Annuities Service Center.



BENEFICIARY IRAS. Effective February 2, 2009, we no longer allow you to establish a new Beneficiary IRA that includes any optional benefit Rider, nor will we allow anyone with an existing Beneficiary IRA that does not have an optional benefit Rider to subsequently elect any optional benefit Rider. The restriction includes all optional Riders that would otherwise have been available under the Contract (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" to determine what optional benefits would have been available).



We will continue to establish Beneficiary IRAs that do not have any optional benefit Riders and we will continue to support existing Beneficiary IRAs that already include optional benefit Riders.


ELIGIBLE GROUPS

John Hancock USA has issued group contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.

ACCUMULATION PERIOD PROVISIONS

We impose limits on the minimum amount of subsequent Purchase Payments.

Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. Except as noted below, the minimum initial Purchase Payment you paid for the Contract was $5,000 for Nonqualified Contracts and $2,000 for Qualified Contracts. However, if you elected the optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) (only available in New York), the minimum initial Purchase Payment was $10,000.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, you must obtain our approval in order to make the Purchase Payment. There may be additional restrictions on Purchase Payments if you purchase a GMWB Rider. See "Purchase Payments" in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." For information regarding additional restrictions on Purchase Payments for Contracts issued for use in Section 403(b) Qualified Plans, you may request a copy of the Statement of Additional Information from the Annuities Service Center.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchased your Contract through a 1035 exchange or a Qualified Plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000;

     - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payment for the new Contract(s) was equal to or greater than $50,000;

     - You purchased a Contract that will be used within our Individual 401(k) Program;

     - You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004; or


     - You purchased multiple Contracts issued in conjunction with a written retirement savings plan (either qualified or nonqualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.



If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three in New York) in which no Purchase Payments have been made, if both:


     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.




As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan and minus the annual $30 Contract Fee. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or internet if you comply with our telephone and electronic transactions procedures described in "Telephone and Electronic Transactions" in this section below).

The Optional Payment Enhancement Rider was only available in New York.

Payment Enhancement

The optional Payment Enhancement Rider (previously known as the optional "Payment Credit" Rider) was not available for John Hancock New York Contracts issued prior to January 1, 2001 or for any John Hancock USA Contract. The Payment Enhancement Rider was only available with Contracts issued in New York by John Hancock New York. You may only have elected the Payment Enhancement Rider at issue and once elected the Payment Enhancement Rider is irrevocable. The minimum initial Purchase Payment required to elect the Payment Enhancement Rider was $10,000. We imposed an additional fee for the Payment Enhancement Rider and Contracts with this feature will be subject to a higher withdrawal charge for a longer period of time.

If you elected the Payment Enhancement Rider, we will add a Payment Enhancement to your Contract when you make a Purchase Payment. The Payment Enhancement is equal to 4% of the Purchase Payment and is allocated among Investment Options in the same proportion as your Purchase Payment. For John Hancock New York Contracts issued on or after July 12, 2004 and prior to November 1, 2004, the Payment Enhancement was 5%. The Payment Enhancement Rider is funded from John Hancock New York's General Account.

PURCHASE PAYMENTS WHICH ARE NOT ELIGIBLE FOR A PAYMENT ENHANCEMENT. If the Owner's spouse is the Beneficiary, the spouse continues the Contract as the new Owner and a death benefit is paid upon the death of the spouse. For purposes of calculating this death benefit, the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. Such Purchase Payment will not be eligible for a Payment Enhancement.

RIGHT TO REVIEW CONTRACT. If you exercise your right to return your Contract during the "ten day right to review period," John Hancock New York will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. Therefore, you bear the risk that if the market value of the Payment Enhancement has declined, we will still recover the full amount of the Payment Enhancement. However, earnings attributable to the Payment Enhancement will not be deducted from the amount paid to you. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, John Hancock New York will return the Purchase Payments if this is greater then the amount otherwise payable.

TAX CONSIDERATIONS. Payment Enhancements are not considered to be "investment in the Contract" for income tax purposes (see "VII. Federal Tax Matters").

MATTERS TO CONSIDER ABOUT THE PAYMENT ENHANCEMENT RIDER. There may be circumstances where you may be worse off for having purchased a Contract with a Payment Enhancement Rider as opposed to a Contract without a Payment Enhancement Rider. For example, the higher charges for a Contract with a Payment Enhancement Rider may over time exceed the amount of the Payment Enhancement Rider and any earnings thereon. Before making additional Purchase Payments, you and your financial adviser should consider:

     -    The length of time that you plan to own your Contract;

     -    The frequency, amount and timing of any partial surrenders;

     -    The amount and frequency of your Purchase Payments.


Choosing the Payment Enhancement Rider is generally advantageous except in the following situation: if you intend to make a single Purchase Payment to your Contract or a high initial Purchase Payment relative to renewal Purchase Payments and you intend to hold your Contract for more than 11 years.


We expect to make a profit from the Contracts. The charges used to recoup the expense of paying the Payment Enhancement Rider include the withdrawal charge and the asset based charges (see "VI. Charges and Deductions").

If you are considering making additional payments to a Contract in connection with certain Qualified Plans, then special considerations regarding the Payment Enhancement Rider may apply. Corporate and self-employed pension and profit sharing plans, as well as tax-sheltered annuity plans, are subject to nondiscrimination rules. The nondiscrimination rules generally require that benefits, rights, or features of the plan not discriminate in favor of highly compensated employees. In evaluating whether additional Purchase Payments to your Contract are suitable in connection with such a Qualified Plan, you should consider the effect of the Payment Enhancement Rider on the plan's compliance with the applicable nondiscrimination requirements. Violation of these nondiscrimination rules can cause loss of the plan's tax favored status under the Internal Revenue Code, as amended. Employers intending to use the Contract in connection with such plans should seek competent advice (see Appendix B:
"Qualified Plan Types").

ADDITIONAL CHARGES FOR THE PAYMENT ENHANCEMENT RIDER. If you elected the Payment Enhancement Rider, the Separate Account annual expenses are increased by 0.35%. The guaranteed interest rate on Fixed Investment Options is reduced by 0.35%. In addition, each Purchase Payment will be subject to a higher withdrawal charge for a longer period of time. The maximum withdrawal charge if the Payment Enhancement Rider is elected is 8% (as opposed to 6% with no Payment Enhancement Rider) and the withdrawal charge period is 8 years if the Payment Enhancement Rider is elected (as opposed to 7 years with no Payment Enhancement Rider).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.

Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Subaccount (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.


We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or



     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.


Net Investment Factor


The net investment factor is an index used to measure the investment performance of a Subaccount from one Business Day to the next (the "Valuation Period"). The net investment factor may be greater, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Subaccount for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:



Where (a) is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period.


Where (b) is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Subaccount on a daily basis for Separate Account annual expenses.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions" below). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If the amount remaining in an Investment Account after a transfer would be less than $100, we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of Variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a Variable Investment Option since such activity may expose a Variable Investment Option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading on the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and
(d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and


     -    restricting transfers into and out of certain Subaccount(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Portfolios also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the telephone number or internet address shown on page ii of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:


     -    any loss or theft of your password; or



     -    any unauthorized use of your password.


We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.


Special Transfer Services - Dollar Cost Averaging Program



We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose (the "DCA Source Funds(s)"), to other Variable Investment Options (the "Destination Funds"), until the amount in the DCA Source Fund is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.



You may make Additional Purchase Payments while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Fund. Instead, they will be allocated among the Destination Funds according to the allocation you selected upon enrollment in the DCA program.



If the interest rate guaranteed for the DCA program is stated as an annual figure, you should be aware that the actual effective yield will be substantially lower than the stated rate, based on your DCA account balance diminishing through monthly transfers. For example, a deposit of $100,000 into a 12 month DCA account at a stated annual rate of 7% with transfers beginning immediately will yield $3,130.07 (or 3.13%) in interest rather than $7,000 (7%) at the end of the year. A deposit of $100,000 into a 6 month DCA account at a stated annual rate of 5% with transfers beginning immediately will yield $1,019.21 (or 1.02%) in interest rather than $5,000 (5%) at the end of the year.



From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.



The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.



You should consult with your financial professional to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.


Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.

For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:



     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);



     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or



     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).



Rebalancing will continue to take place on the last Business Day of every calendar quarter for rebalancing programs begun prior to October 1, 1996.


You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges and tax liability as a result.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to the Annuities Service Center. You may make withdrawals by telephone, as described above under "Telephone and Electronic Transactions." For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options, beginning with the shortest guarantee period first and ending with the longest guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Options, see "Fixed Investment Options" later in this chapter.



There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we generally treat the partial withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Wealthmark variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit or a guaranteed minimum income benefit Rider. We reserve the right to enforce these restrictions for other Contracts in the future.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven calendar days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchased a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issues with an optional GMWB Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see "VII. Federal Tax Matters" and the section entitled "Qualified Plan Types" in the Statement of Additional Information).

Signature Guarantee Requirements for Surrenders and Partial Withdrawals



(Not applicable to Contracts issued in New Jersey)



We may require that you obtain a signature guarantee on a surrender or partial withdrawal in the following circumstances:



     - you are requesting that we mail the amount withdrawn to an alternate address; or



     - you have changed your address within 30 days of the withdrawal request; or



     -    you are requesting a withdrawal in the amount of $250,000 or greater.



We must receive the original signature guarantee on your withdrawal request. We will not accept copies or facsimiles of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and will not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or partial withdrawal as described above.



You may make systematic "Income Plan" withdrawals


Special Withdrawal Services - The Income Plan


We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal or market value charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the dollar cost averaging program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals will be free of market value charges. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in an IP. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or the applicable Annuities Service Center. We do not charge a fee to participate in the IP program.



Special Withdrawal Services - The Income Made Easy Program



Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchase a GMWB Rider with a Contract. There is no charge for participation in this program. We will, however, suspend your participation in the IP program if you enroll in the Income Made Easy Program. Please read "Pre-authorized Withdrawals - The Income Made Easy Program" on page xx for more information.


Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as "Guaranteed Principal Plus") and Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life") optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. In addition, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life Plus Automatic Annual Step-Up, and Principal Returns optional benefits Riders for which you may have been eligible to exchange a previously purchased guaranteed minimum withdrawal benefit Rider. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders," for information on the availability of these additional Riders. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a "Bonus") if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "step up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.


Death Benefit During Accumulation Period


The Contracts described in this Prospectus provide for the distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date.


AMOUNT OF DEATH BENEFIT. If any Owner dies, the Death Benefit payable under the Contract will be the greater of:


     -    the Contract Value; or

     -    the Minimum Death Benefit.

If there is any Debt, the Death Benefit equals the amount described above less the Debt under the Contract.

If the oldest Owner had an attained age of less than 81 years on the Contract Date, the Minimum Death Benefit will be determined as follows:

     - During the first Contract Year, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.


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     -    During any subsequent Contract Year, the Minimum Death Benefit will be the greater of (i) or (ii), where: (i) is the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals; and (ii) is the greatest Anniversary Value prior to the oldest Owner's attained age 81.

     - The Anniversary Value is equal to the Contract Value on a Contract Anniversary, increased by all Purchase Payments made, less any amount deducted in connection with partial withdrawals, since that Contract Anniversary.

If the oldest Owner had an attained age of 81 or greater on the Contract Date, the Minimum Death Benefit will be the sum of all Purchase Payments made, less any amount deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

     (i)  is equal to the death benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all beneficiaries at our Annuities Service Center shown on page ii of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service
Center:

     -    a certified copy of a death certificate; or

     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

     -    any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Nonqualified Contracts." Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix
B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account ("JHSAA"). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the Beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the Beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



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If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken immediately, the Contract will continue, subject to the following:

     -    The Beneficiary will become the Owner.

     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No Additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.


     - If the deceased Owner's Beneficiary is a surviving spouse who falls within the definition of spouse under the federal Defense of Marriage Act ("DOMA"), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



     - If the Beneficiary is not the deceased Owner's spouse (as defined by DOMA), distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Annuity Commencement Date, we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



The federal Defense of Marriage Act ("DOMA") does not recognize civil union or same-sex marriage partners as "spouses." Therefore, the federal tax treatment available to spouses who fall within the DOMA definition may not be available to civil union or same-sex marriage partners. However, state law may extend to civil union and same-sex marriage partners some or all of the benefits (other than federal tax benefits) accorded to spouses that fall under the DOMA definition. See the Statement of Additional Information for a table that identifies these states. See your qualified tax advisor and/or financial professional for information on DOMA and your state's treatment of civil unions and same-sex marriage.


A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Optional Enhanced Death Benefits


Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased.


Enhanced Earnings Death Benefit. (Not available in New York or Washington.) Under the Enhanced Earnings Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under the Enhanced Earnings Rider, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) are less than 70 years old when we issue a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) is 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the


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amount of any Unpaid Loans under a Contract. The Enhanced Earnings Death Benefit was available only at Contract issue and cannot be revoked once elected.

Accelerated Beneficiary Protection Death Benefit. (Not available in New York or Washington) John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit Rider between December, 2003 and December, 2004. The Accelerated Beneficiary Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Accelerated Beneficiary Protection Death Benefit replaces any other death benefit under the Contract. The Accelerated Beneficiary Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change.


NOTICE OF ANNUITY COMMENCEMENT DATE. Under our current administrative procedures, we will send you one or more notices at least 30 days before your scheduled Annuity Commencement Date and request that you verify information we currently have on file. We may delay the start of annuity payments if you fail to verify this information.



Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences. Distributions may be required from Qualified Contracts before the Maturity Date. (See "VII. Federal Tax Matters.")



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant attains age 90, unless the Contract's specifications page states otherwise or you later change the date.


When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.

You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.

You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date.


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Treasury Department regulations may preclude the availability of certain Annuity
Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options :

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.

Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.

Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


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ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL
BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders or exchanged the Rider you purchased with another guaranteed minimum withdrawal benefit Rider (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or Principal Returns optional benefit Rider, as described in Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.


GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:


     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the GMWB Rider that you purchased with your Contract; or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Annuity Commencement Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the GMWB Rider that you purchased with your Contract, or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.

GMWB Alternate Annuity Option 4: Fixed Period Certain Only - This Annuity Option is available only if:


     - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up, or a Principal Returns optional benefit Rider; and


     - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.


This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Benefit Base (may be referred to as the "Guaranteed Withdrawal Balance" in your Rider) at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)



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We determine the annual amount of Fixed Annuity payments under this option as the greater of:

     - the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or the Principal Returns Rider that you purchased with your Contract, or

     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.

FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" below for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:

     A equals the number of Annuity Units used to determine future payments before the commutation;

     B equals the dollar amount requested to be paid out as part of the commutation;

     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

     D equals the Annuity Unit value on the day of the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a GMWB Rider once annuity payments begin under an Annuity Option.



FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period" above), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans, or with Contracts issued in Montana. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.


Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.



We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" earlier in this chapter). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount (see "Net Investment Factor" earlier in this chapter) for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment returns which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.04%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional GMWB Rider and the last surviving Covered Person dies. Please read Appendix D for additional information.

Optional Guaranteed Minimum Income Benefits

Please see Appendix E: "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.


No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable. If you purchased your Contract in New York with the optional Payment Enhancement Rider, we will reduce the amount returned to you by the amount of any Payment Enhancement applied to your initial Purchase Payment. See "Payment Enhancement" earlier in this chapter for additional information.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Contracts issued in California Only) Contracts issued in California to persons 60 years of age or older may be cancelled by returning the Contract to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the greater or (a) the original amount of your Purchase Payments and (b) the Contract Value computed at the end of the Business Day on which we receive your returned Contract. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership

Prior to the Maturity Date, the Contract Owner is the person designated in the Contract or certificate specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Nonqualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable

IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

GROUP CONTRACTS (John Hancock USA Contracts only). An eligible member of a group to which a group contract has been issued may have become an Owner under the Contract by submitting a completed application, if required by us, and a minimum Purchase Payment. If so, we issued a Contract summarizing the rights and benefits of that Owner under the group contract, or we issued an individual contract to an applicant acceptable to us. We reserve the right to decline to issue a Contract to any person in our sole discretion. All rights and privileges under the Contract may be exercised by each Owner as to his or her interest unless expressly reserved to the group holder. However, provisions of any plan in connection with which the group contract was issued may restrict an Owner's ability to exercise such rights and privileges.

In the case of a group annuity contract, we may not modify the group contract or any Contract without consent of the group holder or the Owner, as applicable, except to make it conform to any law or regulation or ruling issued by a governmental agency. However, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risk charges, annuity purchase rates and the market value charge as to any Contract issued after the effective date of the modification.

All Contract rights and privileges not expressly reserved to the group holder may be exercised by each Owner as to his or her interests as specified in his or her Contract. Prior to the Maturity Date, an Owner is the person designated in an application or as subsequently named. On and after a certificate's Maturity Date, the Annuitant is the Owner and after the death of the Annuitant, the Beneficiary is the Owner. In the case of Nonqualified Contracts, ownership of the Contract may be changed at any time. In the case of Nonqualified Contracts, an Owner may assign his or her interest in the Contract during the lifetime of the Annuitant prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Assigning a Contract or interest therein, or changing the ownership of a Contract, may be treated as a distribution of all or a portion of the Contract Value for federal tax purposes. Any change of ownership or assignment must be made in writing. Any change must be approved by us. Any assignment and any change, if approved, will be effective as of the date on which written. We assume no liability for any payments made or actions taken before a change is approved or assignment is accepted or responsibility for the validity or sufficiency of any assignment.

ACCEPTANCE OF CONTRACTS. John Hancock USA has discontinued acceptance of new applications and issuance of new group contracts.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an Annuitant, the second person named shall be referred to as co-Annuitant. The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.


On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract on the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges which would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve the change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


FEDERAL DEFINITION OF SPOUSE. Any federal tax provisions related to status as a "spouse" are governed by the federal Defense of Marriage Act ("DOMA"), which does not recognize civil unions or same-sex marriages that may be allowed under state law. Please consult your tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

STATE VARIATIONS. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request a Statement of Additional Information from the Annuities Service Center. You should consult with a qualified financial professional for additional information on your state's regulations regarding civil unions and same-sex marriages.


Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency. However, in the case of group contracts, on 60 days' notice to the group holder, we may change the administration fees, mortality and expense risks charges, annuity payment rates and the market value charge as to any Contracts issued after the effective date of the modification.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival


We may require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.


FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.


INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "V. Description of the Contract - Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

MARKET VALUE CHARGE. Any amount withdrawn, transferred or borrowed from an Investment Account prior to the end of the guarantee period may be subject to a market value charge. A market value charge is assessed only when current interest rates are higher than the guaranteed interest rate on the account. The purpose of the charge is to compensate us for our investment losses on amounts withdrawn, transferred or borrowed prior to the Maturity Date. The formula for calculating this charge is set forth below. A market value charge will be calculated separately for each Investment Account affected by a transaction to which a market value charge may apply. The market value charge for an Investment Account will be calculated by multiplying the amount withdrawn or transferred from the Investment Account by the adjustment factor described below. In the case of group contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the market value charge as to any certificates issued after the effective date of a change specified in written notice to the group holder.

The adjustment factor is determined by the following formula: 0.75 x (B-A) x C/12 where:


     A    = The guaranteed interest rate on the Investment account.



     B = The guaranteed interest rate available, on the date the request is processed, for amounts allocated to a new Investment Account with the same length of guarantee period as the Investment Account from which the amounts are being withdrawn.



     C = The number of complete months remaining to the end of the guarantee period.


For purposes of applying this calculation, the maximum difference between "B" and "A" will be 3%. The adjustment factor may never be less than zero.

The total market value charge will be the sum of the market value charges for each Investment Account being withdrawn. Where the guaranteed rate available on the date of the request is less than the rate guaranteed on the Investment Account from which the amounts are being withdrawn (B-A in the adjustment factor is negative), there is no market value charge. There is only a market value charge when interest rates have increased (B-A in the adjustment factor is positive).

We make no market value charge on withdrawals from the Fixed Investment Option in the following situations:

     -    death of the Owner;

     -    amounts withdrawn to pay fees or charges;

     - amounts applied at the Maturity Date to purchase an annuity at the guaranteed rates provided in the Contract;

     - amounts withdrawn from Investment Accounts within one month prior to the end of the guarantee period;

     -    amounts withdrawn from a one-year Fixed Investment Option; and

     - amounts withdrawn in any Contract Year that do not exceed 10% of (i) total Purchase Payments less (ii) any prior partial withdrawals in that Contract Year.

In no event will the market value charge:

     - be greater than the amount by which the earnings attributable to the amount withdrawn or transferred from an Investment Account exceed an annual rate of 3%;

     - together with any withdrawal charges for an Investment Account be greater than 10% of the amount transferred or withdrawn; or

     - reduce the amount payable on withdrawal or transfer below the amount required under the non-forfeiture laws of the state with jurisdiction over the Contract.

The cumulative effect of the market value and withdrawal charges could result in a Contract Owner receiving total withdrawal proceeds of less than the Contract Owner's Purchase Payments.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals," above.


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

The market value charge described above may apply to withdrawals from any Investment Option except for a one year Investment Option. If a market value charge applies to a withdrawal from a Fixed Investment Option, it will be calculated with respect to the full amount in the Investment Option and deducted from the amount payable in the case of a total withdrawal. In the case of a partial withdrawal, the market value charge will be calculated on the amount requested and deducted, if applicable, from the remaining Investment Account value.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix B: "Qualified Plan Types."


LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). The market value charge described above may apply to amounts transferred from the fixed Investment Accounts to the loan account in connection with such loans and, if applicable, will be deducted from the amount so transferred. THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.

CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefits fees, see Appendix C:
"Optional Enhanced Death Benefits," Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" and Appendix E: "Optional Guaranteed Minimum Income Benefits."


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.

We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:

     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:

                            MAXIMUM WITHDRAWAL CHARGE
                     (as a percentage of Purchase Payments)

                                         JOHN HANCOCK NEW YORK               JOHN HANCOCK NEW YORK
               JOHN HANCOCK USA   (WITHOUT PAYMENT ENHANCEMENT RIDER)   (WITH PAYMENT ENHANCEMENT RIDER)
               ----------------   -----------------------------------   --------------------------------
First Year            6%                           6%                                  8%
Second Year           6%                           6%                                  8%
Third Year            5%                           5%                                  7%
Fourth Year           5%                           5%                                  7%
Fifth Year            4%                           4%                                  5%
Sixth Year            3%                           3%                                  4%
Seventh Year          2%                           2%                                  3%
Eighth Year           0%                           0%                                  1%
Thereafter            0%                           0%                                  0%

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

We generally impose no withdrawal charge on distributions made as a result of the death of the Contract Owner, or if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity Contracts issued by John Hancock USA, John Hancock USA reserves the right to modify the withdrawal charge as to certificates issued after the effective date of a change specified in written notice to the group holder.


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;

     -    confinement was prescribed by a "Physician";

     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").


There are or may be situations other than those described above or elsewhere in the Prospectus (e.g., "Reduction or Elimination of Charges and Deductions"), that merit waiver of withdrawal charges, which we may consider on a case-by-case basis.


ANNUAL CONTRACT FEE


We will deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Account and us in connection with the Contracts. However, if prior to the Maturity Date the Contract Value is equal to or greater than $99,000 at the time of the fee's assessment, the fee will be waived. During the Accumulation Period, we deduct the annual Contract fee on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If you withdraw the entire Contract Value on a day other than the last day of any Contract Year, however, we will deduct the $30 Contract fee from the amount paid. During the Pay-out Period, we deduct the fee on a pro-rata basis from each annuity payment.

ASSET-BASED CHARGES

We deduct asset-based charges on a daily basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Subaccount to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.


Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "V. Description of the Contract - Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.



To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge. The charge is an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. In the case of individual Contracts, the rate of the mortality and expense risks charge cannot be increased. In the case of group contracts, the rate of the mortality and expense risks charge can be increased, but only as to certificates issued after the effective date of the increase and upon 60 days' prior written notice to the group holder. If the asset-based charges are insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charges prove more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.


REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.


In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.


We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.



In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.



               PREMIUM TAX RATE(1)
            ------------------------
STATE OR    QUALIFIED   NONQUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   ------------
CA            0.50%       2.35%
GUAM          4.00%       4.00%
ME(1)         0.00%       2.00%
NV            0.00%       3.50%
PR            1.00%       1.00%
SD(1)         0.00%       1.25%(2)
TX(4)         0.04%       0.04%
WV            1.00%       1.00%
WY            0.00%       1.00%


(1)  Based on the state or residence at the time the tax is assessed.

(2)  We pay premium tax upon receipt of Purchase Payment.

(3)  0.80% on Purchase Payments in excess of $500,000.


(4)  Referred to as a "maintenance" tax.

                            VII. Federal Tax Matters

INTRODUCTION


The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.



This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT --FEDERAL, STATE, OR LOCAL-- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.



The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)


SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS


At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.



When you take a withdrawal under a Nonqualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit ("GMWB") Rider, using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.



Please see "Conversions and Rollovers to Roth IRAs" below for additional information on the impact on withdrawals of tax withholding pursuant to a conversion to a Roth IRA.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.


Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a GMWB Rider, will be taxed in the manner described in "Taxation of Annuity Payments" below.



You should consult a tax advisor for information on any optional benefit Riders.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


NONQUALIFIED CONTRACTS
(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)


Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. (A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.)

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year are treated as if they were a single contract.


As mentioned above, amounts received in a partial withdrawal are taxable to the extent that the Contract Value exceeds the investment in the Contract. There is some uncertainty regarding the effect a Fixed Investment Option's market value adjustment might have on the amount treated as "Contract Value" for this purpose. As a result, the taxable portion of amounts received in a partial withdrawal could be greater or less depending on how the market value adjustment is treated.

There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions


There is a 10% IRS penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:


     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);


     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of an Annuitant;


     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or


     - made with respect to certain annuities issued in connection with structured settlement agreements.



Note that when a series of substantially equal periodic payments (Life Expectancy Distribution) is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



Exchanges of Annuity Contracts



We may issue the Contract in exchange for all or part of another annuity contract that you own. Such an exchange will be tax free if certain requirements are satisfied. If the exchange is tax free, your investment in the Contract immediately after the exchange will generally be the same as that of the annuity contract exchanged, increased by any Additional Purchase Payment made as part of the exchange. Your Contract Value immediately after the exchange may not exceed your investment in the Contract. That excess may be includable in income should amounts subsequently be withdrawn or distributed from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit.) If you exchange part of an existing contract for the Contract, and within 12 months of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, the exchange may not be treated as a tax free exchange. Rather, the exchange may be treated as if you had made a partial surrender from the existing contract and then purchased the Contract. In these circumstances, some or all of the amount exchanged into the Contract could be includable in your income and subject to a 10% penalty tax. There are various circumstances in which a partial exchange followed by receipt of a payment within 12 months of the exchange is unlikely to affect the tax free treatment of the exchange. You should consult your tax advisor in connection with an exchange of all or part of an annuity contract for the Contract, especially if you may make a withdrawal from either contract within 12 months after the exchange.

Puerto Rico Nonqualified Contracts



IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISOR BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Nonqualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Nonqualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty subaccounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

QUALIFIED CONTRACTS
(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans that receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus and in the Statement of Additional Information, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from

Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans. Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Required Minimum Distributions



Treasury Regulations prescribe required minimum distribution ("RMD") rules governing the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.



TEMPORARY WAIVER OF RMDS FOR 2009. On December 23, 2008, the Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") was signed into law. The Act provides a temporary waiver from required minimum distribution (RMD) rules in 2009 for certain tax-qualified retirement plans (including IRAs). You will need to notify us if you wish to suspend systematic withdrawals of RMD amounts under a Contract intended for use with a tax-qualified retirement plan (including an IRA).



Under the Act, no minimum distribution is required for calendar year 2009 from individual retirement plans and employer-provided "defined contribution" retirement plans. The next RMD under these types of plans would be for calendar year 2010. This relief applies to lifetime distributions to employees and IRA owners and after-death distributions to beneficiaries.



In the case of an individual who attains age 70 1/2 in 2009 (i.e., the individual's required beginning date under current law is April 1, 2010), no distribution is required for 2009 and no distribution will be required to be made by April 1, 2010.



If the five year rule applies to the payment of death benefit amounts, the Act provides that the five year period is determined without regard to calendar year 2009. For example, if an individual dies in 2007, the Act provides that the five year period ends in 2013 instead of 2012.



The Act does not change:



     - the requirement for an individual who attains age 70 1/2 in 2008 to begin RMDs, if not made during 2008, by April 1, 2009; and



     -    any RMD for calendar years after 2009.



In the case of an employer-provided plan, the Act also provides that if a plan makes a distribution in 2009 that is an "eligible rollover distribution" (but would have been an RMD if not for the Act's waiver of 2009 requirements), the plan may, but is not required to, offer an employee the ability to make a direct rollover of that amount and provide the employee with a written explanation of the requirement. If the employee elects to receive the distribution, the distribution is not subject to mandatory 20% federal income tax withholding.

Unless you notify us otherwise, we will continue to process systematic withdrawals that you have pre-authorized for an RMD amount. Please read the annuity prospectus carefully for additional information about the systematic withdrawal program(s) offered under your Contract.



You may not be required to take an RMD from a Contract in 2009. If you take a pre-authorized systematic withdrawal for a "required minimum distribution" amount in 2009, the withdrawal: (i) may be subject to income tax and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax; (ii) may reduce the death benefit and other optional benefits; and
(iii) may cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the systematic withdrawal program.



Call or write us at the Annuities Service Center listed on page ii of this Prospectus if you wish to defer your RMD for 2009. If you would like to defer your RMD for 2009 but have already received a scheduled distribution, call our Annuities Service Center within 60 days of receipt of your distribution to discuss your options.



Please consult your tax advisor to determine how the Act affects your RMDs.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 or the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers


If permitted under your plan, you may make a distribution:


     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;

     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;

     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or

     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.


In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, transfer to a traditional IRA the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse beneficiary.

You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000 and (ii) you are not a married tax payer filing a separate return. This type of rollover is taxable. You may make a tax-free rollover to a Roth IRA from a Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or Section 403(b) of the Code.



Although we allow a beneficiary of an IRA who is eligible to roll the IRA over to a Contract as a traditional or Roth IRA to do so, we do not allow such an IRA beneficiary to purchase any of our optional benefit Riders on that Contract.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan, a traditional IRA, or a Roth IRA.



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.


Conversions and Rollovers to Roth IRAs

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married tax payer filing a separate return.


These restrictions do not apply in tax years beginning after December 31, 2009. The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in Section 401(a) or
Section 403(b) of the Code. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



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


You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.



Section 403(b) Qualified Plans



Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. We currently are not offering this Contract for use in a retirement plan intended to qualify as a
Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your
Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together, the "Required Documentation").



We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.



In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.



Please see Appendix B: "Qualified Plan Types" or request a copy of the Statement of Additional Information from the Annuities Service Center for more detailed information regarding Section 403(b) Qualified Plans.


Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISOR


The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES


We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contracts through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "V. Description of the Contract - Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.


DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.


John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.



JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's or fund-of-funds' (but not both) distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.



The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.


Revenue Sharing and Additional Compensation


In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.


We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.


These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2008, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.



Selling broker-dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation


Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer or one product over another product.


You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS


From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.



STATEMENTS OF ADDITIONAL INFORMATION



We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents



General Information and History ..........................................      1
Accumulation Unit Value Tables ...........................................      1
Services .................................................................      1
   Independent Registered Public Accounting Firm..........................      1
   Servicing Agent .......................................................      1
   Principal Underwriter .................................................      1
   Special Compensation and Reimbursement Arrangements ...................      2
State Variations Regarding Recognition of Same-Sex Couples ...............      5
Qualified Plan Types .....................................................      6
Legal and Regulatory Matters .............................................     10
Appendix A: Audited Financial Statements .................................    A-1



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents



General Information and History ..........................................      1
Accumulation Unit Value Tables ...........................................      1
Services .................................................................      1
   Independent Registered Public Accounting Firm .........................      1
   Servicing Agent .......................................................      1
   Principal Underwriter .................................................      1
   Special Compensation and Reimbursement Arrangements ...................      2
State Variations Regarding Recognition of Same-Sex Couples ...............      5
Qualified Plan Types .....................................................      6
Legal and Regulatory Matters .............................................     10
Appendix A: Audited Financial Statements .................................    A-1



Financial Statements



The Statements of Additional information also contain the Company's financial statements as of the years ended 2007 and 2008, and its Separate Accounts' financial statements as of the year ended 2008 (the "Financial Statements"). Our Financial Statements provide information on our financial strength as of the year ended 2008, including information on our general account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company's general account is comprised of securities and other investments, the value of which may decline during periods of adverse market conditions.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, there are no partial withdrawals, and the Payment Enhancement Rider is not elected. The table below illustrates five examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

                                                           WITHDRAWAL CHARGE
CONTRACT    HYPOTHETICAL    FREE WITHDRAWAL    PAYMENTS    -----------------
  YEAR     CONTRACT VALUE        AMOUNT       LIQUIDATED    PERCENT   AMOUNT
--------   --------------   ---------------   ----------    -------   ------
   2           $55,000         $5,000(1)      $50,000          6%     $3,000
   4            50,500          5,000(2)       45,500          5%      2,275
   6            60,000         10,000(3)       50,000          3%      1,500
   7            35,000          5,000(4)       45,000(4)       2%        900
   8            70,000         20,000(5)       50,000          0%          0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

(1) In the second Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the fourth Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the sixth Contract Year, the accumulated earnings of $10,000 is greater than 10% of payments ($5,000), therefore the free withdrawal amount is equal to the accumulated earnings of $10,000 and the withdrawal charge is applied to the payments liquidated (Contract Value less free withdrawal amount).

(4) In the example for the seventh Contract Year, the Contract has negative accumulated earnings ($35,000 - $50,000), so the free withdrawal amount is equal to 10% of payments (50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for any John Hancock New York Contract, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(5) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 7 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made, the Payment Enhancement Rider is not elected, and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

HYPOTHETICAL     PARTIAL       FREE                   WITHDRAWAL CHARGE
  CONTRACT     WITHDRAWAL   WITHDRAWAL    PAYMENTS    -----------------
    VALUE       REQUESTED     AMOUNT     LIQUIDATED    PERCENT   AMOUNT
------------   ----------   ----------   ----------   --------   ------
   $65,000       $2,000     $15,000(1)     $    0         5%      $  0
    49,000        5,000       3,000(2)     $2,000         5%      $100
    52,000        7,000       4,000(3)      3,000         5%       150
    44,000        8,000           0(4)      8,000         5%       400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since 2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types


         PLAN TYPE
---------------------------
TRADITIONAL IRAS              Section 408 of the Code permits eligible
                              individuals to contribute to an individual
                              retirement program known as an Individual
                              Retirement Annuity or IRA (sometimes referred to
                              as a traditional IRA to distinguish it from the
                              Roth IRA discussed below). IRAs are subject to
                              limits on the amounts that may be contributed and
                              deducted, the persons who may be eligible and the
                              time when distributions may commence. Also,
                              distributions from certain other types of
                              qualified retirement plans may be rolled over on a
                              tax-deferred basis into an IRA. The Contract may
                              not, however, be used in connection with an
                              Education IRA under Section 530 of the Code. In
                              general, unless you have made non-deductible
                              contributions to your IRA, all amounts paid out
                              from a traditional IRA contract (in the form of an
                              annuity, a single sum, death benefits or partial
                              withdrawal), are taxable to the payee as ordinary
                              income.

ROTH IRAS                     Section 408A of the Code permits eligible
                              individuals to contribute to a type of IRA known
                              as a Roth IRA. Roth IRAs are generally subject to
                              the same rules as non-Roth IRAs, but they differ
                              in certain significant respects. Among the
                              differences are that contributions to a Roth IRA
                              are not deductible and qualified distributions
                              from a Roth IRA are excluded from income

SIMPLE IRA PLANS              In general, under Section 408(p) of the Code a
                              small business employer may establish a SIMPLE IRA
                              retirement plan if the employer employed no more
                              than 100 employees earning at least $5,000 during
                              the preceding year. Under a SIMPLE IRA plan both
                              employees and the employer make deductible
                              contributions. SIMPLE IRAs are subject to various
                              requirements, including limits on the amounts that
                              may be contributed, the persons who may be
                              eligible, and the time when distributions may
                              commence. The requirements for minimum
                              distributions from a SIMPLE IRA retirement plan
                              are generally the same as those discussed above
                              for distributions from a traditional IRA. The
                              rules on taxation of distributions are also
                              similar to those that apply to a traditional IRA
                              with a few exceptions.

SIMPLIFIED EMPLOYEE           Section 408(k) of the Code allows employers to
PENSIONS (SEP - IRAS)         establish simplified employee pension plans for
                              their employees, using the employees' IRAs for
                              such purposes, if certain criteria are met. Under
                              these plans the employer may, within specified
                              limits, make deductible contributions on behalf of
                              the employees to IRAs. The requirements for
                              minimum distributions from a SEP - IRA, and rules
                              on taxation of distributions from a SEP - IRA, are
                              generally the same as those discussed above for
                              distributions from a traditional IRA.

SECTION 403(B) QUALIFIED      Section 403(b) of the Code permits public school
PLANS OR TAX-SHELTERED        employees and employees of certain types of
ANNUITIES                     tax-exempt organizations to have their employers
                              purchase annuity contracts for them and, subject
                              to certain limitations, to exclude the Purchase
                              Payments from gross income for tax purposes. There
                              also are limits on the amount of incidental
                              benefits that may be provided under a
                              tax-sheltered annuity. These Contracts are
                              commonly referred to as "tax-sheltered annuities."
                              We currently are not offering this Contract for
                              use in a Section 403(b) Qualified Plan except
                              under limited circumstances.

CORPORATE AND SELF-EMPLOYED   Sections 401(a) and 403(a) of the code permit
PENSION AND PROFIT-SHARING    corporate employers to establish various types of
PLANS (H.R. 10 AND KEOGH)     tax-deferred retirement plans for employees. The
                              Self-Employed Individuals' Tax Retirement Act of
                              1962, as amended, commonly referred to as "H.R. -
                              10" or "Keogh," permits self-employed individuals
                              to establish tax-favored retirement plans for
                              themselves and their employees. Such retirement
                              plans may permit the purchase of annuity contracts
                              in order to provide benefits under the plans,
                              however, there are limits on the amount of
                              incidental benefits that may be provided under
                              pension and profit sharing plans.

DEFERRED COMPENSATION PLANS   Section 457 of the Code permits employees of state
OF STATE AND LOCAL            and local governments and tax-exempt organizations
GOVERNMENTS AND TAX-EXEMPT    to defer a portion of their compensation without
ORGANIZATIONS                 paying current taxes. The employees must be
                              participants in an eligible deferred compensation
                              plan. A Section 457 plan must satisfy several
                              conditions, including the requirement that it must
                              not permit distributions prior to your separation
                              from service (except in the case of an unforeseen
                              emergency). When we make payments under a Section
                              457 Contract, the payment is taxed as ordinary
                              income.



For more detailed information about these plan types, you may request a Statement of Additional Information.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.


YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review "VII. Federal Tax Matters" of the Prospectus for information about optional benefit Riders.


The following is a list of the optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

     1.   Enhanced Earnings Death Benefit - Not offered in New York or
          Washington

     2. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington

ENHANCED EARNINGS DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the optional Enhanced Earnings Death Benefit for an additional charge of 0.20% of the value of the Variable Investment Options. With this benefit, on the death of any Contract Owner prior to the Maturity Date, John Hancock USA will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings death benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.


The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) multiplied by (ii) where:


     (i)  is equal to the Enhanced Earnings benefit prior to the withdrawal; and

     (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects not to take the death benefit as a lump sum, upon the death of any Owner the Contract and the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings benefit payable on the death of the surviving spouse, the Enhanced Earnings benefit will be equal to zero on the date of the first Contract Owner's death and the death benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings benefit.

Termination of the Enhanced Earnings Death Benefit

The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of
(a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

Enhanced Earnings Fee

A daily charge in an amount equal to 0.20% of the value of each Variable Investment Option on an annual basis is deducted from each Subaccount for the Enhanced Earnings Death Benefit.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT OFFERED IN NEW YORK OR WASHINGTON)

Depending on availability, you may have elected the Accelerated Beneficiary Protection Death Benefit, which provides a death benefit, upon the death of any Owner prior to the Maturity Date. Under the Accelerated Beneficiary Protection Death Benefit, no death benefit is payable on the death of any Annuitant, except that if any Contract Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. This benefit was available for Contracts issued between December, 2003 and December, 2004.

Once the Accelerated Beneficiary Protection Death Benefit is elected, it is irrevocable. If the Accelerated Beneficiary Protection Death Benefit is elected, the death benefit paid under the Accelerated Beneficiary Protection Death Benefit replaces any death benefit paid under the terms of the Contract. An additional fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit) is imposed for the Accelerated Beneficiary Protection Death Benefit (see "Accelerated Beneficiary Protection Death Benefit Fee" below). Once the Accelerated Beneficiary Protection Death Benefit is elected, the Owner may only be changed to an individual that is the same age or younger than the oldest current Owner.

The death benefit paid under the Accelerated Beneficiary Protection Death Benefit ("Accelerated Beneficiary Protection Death Benefit") is determined as of the date on which written notice and proof of death and all required forms are received at the Company's Annuities Service Center in good order. The amount of the Accelerated Beneficiary Protection Death Benefit is equal to:

The "Enhanced Earnings Death Benefit" factor plus the greatest of:

     -    the Contract Value;

     -    the Return of Purchase Payments Death Benefit Factor;


     -    the Annual Step-Up Death Benefit Factor; or


     -    the Graded Death Benefit Factor.

WE MAY OFFER OTHER OPTIONAL RIDERS WHOSE BENEFITS AND THE NAMES OF SUCH BENEFITS ARE SIMILAR TO THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE. THESE OTHER OPTIONAL RIDERS ARE SEPARATE AND DISTINCT FROM THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS REFERENCED ABOVE, THEY CONTAIN SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

If there is any Debt, the Accelerated Beneficiary Protection Death Benefit equals the amount described above less Debt under the Contract.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum immediately, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

     - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract;

     - In determining the "Enhanced Earnings Death Benefit" Factor (see "Enhanced Earnings Death Benefit Factor" below), on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the "Enhanced Earnings Death Benefit" Factor;


     - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-Up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.


Return of Purchase Payments Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see "Withdrawal Reductions" below.)

"Enhanced Earnings Death Benefit" Factor.

For purposes of the Accelerated Beneficiary Protection Death Benefit, the "Enhanced Earnings Death Benefit" factor is equal to 50% multiplied by Earnings, as defined under the "Enhanced Earnings Death Benefit" Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the "Enhanced Earnings Death Benefit" Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals (see example and "Withdrawal Reductions" below.)

The Maximum "Enhanced Earnings Death Benefit" Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

     -    The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

     -    "Earnings" is equal to $175,000 minus $150,000, or $25,000.

     - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).


Annual Step-Up Death Benefit Factor



For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-Up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary (see "Withdrawal Reductions" below).


Graded Death Benefit Factor

For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:

1. is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

   NUMBER OF
 COMPLETE YEARS
  PAYMENT HAS         PAYMENT
BEEN IN CONTRACT   MULTIPLIER(1)
----------------   -------------
        0               100%
        1               110%
        2               120%
        3               130%
        4               140%
        5               150%

(1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

2. is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

Investment Options

At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY THE OWNER IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If we restrict an Investment Option you may not be able to transfer or allocate Contract Value or Purchase Payments to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.


Termination of the Accelerated Beneficiary Protection Death Benefit Rider

The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

     -    the date the Contract terminates;

     -    the Maturity Date; or

     - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and the Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

Accelerated Beneficiary Protection Death Benefit Fee

Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

Qualified Retirement Plans

If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


This Appendix describes the following optional guaranteed minimum withdrawal benefit ("GMWB") Riders that may be part of a previously issued Contract:



INCOME PLUS FOR LIFE SERIES RIDERS:



     -    Income Plus For Life 12.08 Series:



          -    Income Plus For Life 12.08



          -    Income Plus For Life - Joint Life 12.08



     -    Income Plus For Life (Quarterly Step-Up Review) Series



          -    Income Plus For Life (Quarterly Step-Up Review)



          -    Income Plus For Life - Joint Life (Quarterly Step-Up Review)



     -    Income Plus For Life (Annual Step-Up Review) Series*



          -    Income Plus For Life (Annual Step-Up Review)



          -    Income Plus For Life - Joint Life (Annual Step-Up Review)



* The Income Plus For Life (Annual Step-Up Review) Series Riders were previously referred to as "Income Plus For Life" and "Income Plus For Life
     - Joint Life."



PRINCIPAL PLUS FOR LIFE SERIES RIDERS



     -    Principal Plus for Life



     -    Principal Plus for Life Plus Automatic Annual Step-Up



PRINCIPAL PLUS RIDER



PRINCIPAL RETURNS RIDER



If you purchased any of these optional GMWB Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



We describe a different type of optional benefit Rider, known as a "Guaranteed Minimum Income Benefit Rider," in Appendix E.



GENERAL INFORMATION ABOUT GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



This section of the Appendix provides general information about our GMWB Riders. We provide specific information about each GMWB Rider's features in the sections that follow.



Forms of Guaranteed Amounts



Our GMWB Riders provide two different types of benefits:



LIFETIME INCOME AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals for the duration of a single lifetime, or for the duration of two ("joint") lifetimes. Lifetime Income Amount guarantees begin on a Lifetime Income Date.



GUARANTEED WITHDRAWAL AMOUNT. This type of benefit provides a guarantee of a minimum amount available for annual withdrawals that will last for a period of time measured by a Benefit Base (sometimes referred to as a "Guaranteed Withdrawal Balance"). Initial Guaranteed Withdrawal Amounts are generally determined on the date you purchase a Rider, but may be increased if you defer taking withdrawals and decreased if you take Excess Withdrawals.



The Rider you purchased may provide either a Lifetime Income Amount or a Guaranteed Withdrawal Amount or both types of benefits. We describe the types of benefits for each Rider in the Features section of this Appendix.



Covered Person(s)



Please review the "Features" section of the applicable Rider to determine if the Rider provides a lifetime income guarantee and, if so, whether it can be based on a single life or a joint life.



SINGLE LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may have waived the requirement of Contract ownership and permitted you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant.

EXAMPLE: We permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.



For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider (see "V. Description of the Contract - Impact of Divorce"). You may lose benefits under the Rider if a Covered Person is removed from the Rider.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You were permitted to elect a GMWB Rider at the time you purchased a Contract, provided:



     - the Rider was available for sale in the state where the Contract was sold;



     - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



     - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any GMWB Rider at our sole discretion. Once you elect a GMWB Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. We did not make any of the Income Plus For Life Series, Principal Plus (for Qualified Contracts), Principal Plus for Life Series, or Principal Returns Riders available if you (or the older Owner with GMWB joint-life Riders) were age 81 or older at the time you purchased your Contract.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. We may from time to time provide you with an opportunity to exchange an existing GMWB Rider to your Contract for another optional GMWB Rider. Please see Appendix F:
"Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details about any currently available Riders. WE PROVIDE NO ASSURANCE THAT WE WILL PROVIDE AN OPPORTUNITY TO EXCHANGE A RIDER FOR ANOTHER RIDER, OR THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we have allowed civil union and same-sex marriage partners to purchase the Contract with a GMWB Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying the states where currently allowed. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for a GMWB Rider, and reserve the right to increase the fee on the effective date of each Step-Up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option begins; or



     -    at full surrender of the Contract; or



     - depending on the Rider, on the date an Excess Withdrawal reduces the Contract Value to zero.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 12.08 SERIES RIDERS. The fee is equal to 0.85% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.80% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.75% of the Adjusted Benefit Base for Contracts issued outside of New York, and 0.70% for Contracts issued in New York. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 12.08 or Income Plus For Life - Joint Life 12.08 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus For Life (Annual Step-Up Review) or Income Plus For Life - Joint Life (Annual Step-Up Review) fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The current fee is equal to 0.70% of the Adjusted Benefit Base. The fee for Riders purchased December 15, 2008 through April 30, 2009 is 0.70% of the Adjusted Benefit Base. The fee for Riders purchased June 16, 2008 through December 12, 2008 is 0.55% of the Adjusted Benefit Base. The fee for Riders purchased prior to June 16, 2008 is 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee on the effective date of each Step-Up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-Up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary adjusted for any Step-Up, Credit or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Plus fee on the effective date of each Step-Up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. The Rider refers to the Adjusted Benefit Base as the "Adjusted Guaranteed Withdrawal Balance." We reserve the right to increase the Principal Returns fee on the effective date of each Step-Up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Restrictions on Additional Purchase Payments



If you purchased a GMWB Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase," below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts (not applicable to Principal Plus, which applies Nonqualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are otherwise permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



Restrictions on Investment Options Under Guaranteed Minimum Withdrawal Benefit Riders.



If you elected to purchase any of our GMWB Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our GMWB Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:



     - among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



     - in a manner consistent with any one of the restricted Model Allocations for which you may be eligible (see "Restricted Model Allocations" below).



Subject to our restrictions on frequent trading:



     - if you are invested in one or more of the available individual Investment Options, you may transfer Contract Value between these Investment Options; or



     - if you are invested in a restricted Model Allocation, you may transfer 100% of your Contract Value from the restricted Model Allocation to one or more of the currently available individual Investment Options.



You may not specify the Investment Option from which you wish to make a withdrawal; withdrawals are taken in accordance with our default procedures described in "Accumulation Period Provisions - Withdrawals" on page 35. We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHETHER INVESTING IN ANY INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchased a Contract with a GMWB Rider, we limit the individual Investment Options to which you may allocate your Contract Value. The currently available individual Investment Options invest in the following Portfolios:



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust

     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust (not available with Principal Returns)



     -    Lifestyle Moderate Trust



     -    Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



RESTRICTED INDIVIDUAL INVESTMENT OPTIONS. The following individual Investment Options, which may have been available when you purchased a GMWB Rider, are currently restricted ("Restricted Options"):



     -    American Asset Allocation Trust



     -    American Fundamental Holdings Trust



     -    American Global Diversification Trust



     -    Capital Appreciation Value Trust



     -    Core Allocation Plus Trust



     -    Disciplined Diversification Trust



     - Franklin Templeton Founding Allocation Trust (not available with Income Plus for Life 12.08 Series and Principal Plus for Life Plus Automatic Annual Step-Up).



If all or a portion of your Contract Value was allocated to one or more of the Restricted Options on the last day it was available, you may continue to allocate Additional Purchase Payments to that Restricted Option. However, you will not be able to transfer amounts from another Investment Option to the Restriction Option. You also will no longer be able to use the Restricted Option if you transfer all of your Contract Value out of that Restricted Option into any of the available individual Investment Options.



We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to allocate or transfer Purchase Payments or Contract Value into the Restricted Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



RESTRICTED MODEL ALLOCATIONS. We do not currently make "Model Allocations" available. If you allocated Contract Value to one of the Model Allocations shown below in the Table of Restricted Model Allocations on or before the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation if you transfer your Contract Value to any Investment Option other than as permitted in that Model Allocation.



If you are permitted to use a restricted Model Allocation, you may also continue to use our DCA program from any available DCA Fixed Investment Option in connection with that restricted Model Allocation. You also authorize us to rebalance your entire Contract Value allocated to that restricted Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not make any transfers to other Investment Options except to transfer 100% of your Contract Value to one or more of the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



Table of Restricted Model Allocations. The following 10 Model Allocations were available with Contracts issued with GMWB Riders issued prior to May 1, 2009, and are restricted as described above. The percentages indicated in the table are the percentage allocations of each Portfolio currently within the Model Allocations

RESTRICTED MODEL ALLOCATIONS:



                                            MODEL
                                          ALLOCATION
         MODEL ALLOCATION NAME            PERCENTAGE                 PORTFOLIO NAME
---------------------------------------   ----------   ------------------------------------------
American Global Diversification               50%      American Global Growth Trust
(not available after April 30, 2009)          20%      American Bond Trust
                                              15%      American Global Small Capitalization Trust
                                              10%      American High-Income Bond Trust
                                               5%      American New World Trust

Fundamental Holdings of America               35%      American Bond Trust
(not available after April 30, 2009)          25%      American Growth-Income Trust
                                              25%      American Growth Trust
                                              15%      American International Trust

Global Balanced                               30%      Fundamental Value Trust
(not available after April 30, 2007)          25%      American International Trust
                                              25%      Global Allocation Trust
                                              20%      Global Bond Trust

Blue Chip Balanced                            40%      Investment Quality Bond Trust
(not available after April 30, 2007)          30%      American Growth Trust
                                              30%      American Growth-Income Trust

Value Strategy                                30%      Fundamental Value Trust
(not available after February 10, 2006)       30%      Equity-Income Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Growth Blend                                  40%      Blue Chip Growth Trust
(not available after February 10, 2006)       20%      American Growth-Income Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Core Holdings of America                      35%      Active Bond Trust
(not available after August 1, 2005)          25%      American Growth Trust
                                              25%      American Growth-Income Trust
                                              15%      American International Trust

Core Solution                                 34%      Strategic Income Trust
(not available after April 30, 2005)          33%      Blue Chip Growth Trust
                                              33%      Equity-Income Trust

Value Blend                                   40%      Equity-Income Trust
(not available after April 30, 2005)          20%      American Growth Trust
                                              20%      Active Bond Trust
                                              20%      Strategic Bond Trust

Global                                        30%      International Value Trust
(not available after April 30, 2005)          30%      Global Bond Trust
                                              20%      American Growth-Income Trust
                                              20%      Blue Chip Growth Trust

A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



     - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



     - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



     -    limit your ability to transfer between existing Investment Options;
          and/or



     - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



Increases in Guaranteed Amounts



We may increase the amounts we guarantee under a GMWB Rider as a result of:



ADDITIONAL PURCHASE PAYMENTS. Additional Purchase Payments, up to specified limits, can increase amounts guaranteed under the GMWB Riders.



CREDITS. You may be able to increase the amount we guarantee under your GMWB Rider if you defer making withdrawals during the periods described in the Rider.



STEP-UPS. If your Contract experiences favorable investment performance while a GMWB Rider is in effect, you may be able to increase the amount we guarantee under your GMWB Rider on certain Anniversary Date(s) of your Contract. Step-Ups may occur only when a Rider is in effect, and before the Settlement Period for that Rider.



We describe Additional Purchase Payments, Credits and Step-Ups in the discussion of each Rider's features in this Appendix.



Withdrawals, Distributions and Settlements under Guaranteed Minimum Withdrawal Benefit Riders



OVERVIEW. Each of our GMWB Riders will permits you to withdraw a guaranteed minimum annual amount during the Accumulation Period, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guaranteed minimum annual amount after you purchased the Rider, depending on the type of guaranteed minimum withdrawal benefit you purchased.



Our Income Plus For Life Series Riders and Principal Plus for Life Series Riders permit you to withdraw a guaranteed minimum annual amount (called the "Lifetime Income Amount") during the Accumulation Period that begins on a Lifetime Income Date and can last for as long as a Covered Person lives. The Lifetime Income Date depends on the age of the Covered Person when we issued your Contract.



Our Principal Plus, Principal Plus for Life Series Riders and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to a guaranteed minimum amount (called the "Guaranteed Withdrawal Amount"), beginning on the date you purchased the Rider.



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. You may become ineligible for certain Credits, however, if you take withdrawals during a Rider's Credit Period.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals of more than the amount permitted under the terms of the Rider you select.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



Please refer to the "Features" section of the Rider you are considering for specific information about the amount you are permitted to withdraw without affecting future guaranteed minimum amounts.

Excess Withdrawals may reduce or eliminate future guaranteed minimum withdrawal values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchased a GMWB Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider.



The Income Made Easy Program allows you to select withdrawals under your Rider in the following ways: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you reenroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your GMWB Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "V. Description of the Contract - Special Withdrawal Services - The Income Plan") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Required Minimum Distributions and Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In certain instances, withdrawals under the Life Expectancy Distribution program may reduce future guaranteed minimum withdrawal values.



If you purchased an Income Plus For Life Series Rider or a Principal Plus for Life Series Rider before the Lifetime Income Date, and take a withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Program on or after the Lifetime Income Date, however, we will not reduce annual withdrawal amounts under your Rider. Please refer to the "Features" section of this Appendix for more details regarding the effect withdrawals that are made after the Lifetime Income Date have on the Rider's guarantees.



The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "V. Description of the Contract - Special Withdrawal Services -

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The Income Plan") or the Income Made Easy Program (see the preceding section)
may fulfill the substantially equal periodic payments requirement of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. The settlement amount we pay to you, and the frequency of payment available to you, will depend upon the Rider you select. Please refer to the "Features" section of the Rider you are considering for more information.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



Additional Annuity Options



In addition to the Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are designed so that you will receive annuity payments that are no less than a guaranteed minimum annual withdrawal amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



COMPARISON BETWEEN GUARANTEED MINIMUM WITHDRAWAL BENEFITS AND ANNUITY PAYMENTS. If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



     -    you reduce the Contract Value available for annuitization.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Tax Considerations



Withdrawals may be taxable and may be subject to a 10% penalty if made prior to age 59 1/2. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



NO LOANS UNDER 403(B) PLANS. The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our GMWB Riders.

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FEATURES OF INCOME PLUS FOR LIFE 12.08 SERIES



Form of Guaranteed Amounts



The Income Plus For Life 12.08 Series provides a lifetime income guarantee based on a single life (Income Plus For Life 12.08) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life 12.08).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life 12.08 - 5%



     -    Income Plus For Life - Joint Life 12.08 - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life 12.08) the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life 12.08): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life 12.08 and 4.75% (4.50% in New York) for Income Plus For Life - Joint Life 12.08); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



The maximum Lifetime Income Amount for an Income Plus For Life 12.08 Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life Joint - Life 12.08 Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life 12.08 Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life 12.08) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in NY).

     - (for Income Plus For Life - Joint Life 12.08) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in NY). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. We offer the Income Plus For Life 12.08 Series Riders with the following Credit features:



     - Annual Credit Rate - 7% for Contracts issued outside New York; 6% for single-life Contracts issued in New York, increasing to 7% for Contract Years after you attain age 61; and 0% for joint-life Contracts issued in New York, increasing to 7% for Contract Years after the youngest Covered Person attains age 61.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rates we use to calculate a Ten Year Credit.



     - Credit Period (for Ten Year Credit) - The 10th Contract Anniversary (the "Target Date") after the effective date of the Rider.



Annual Credits. (We may refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify, we will increase the Benefit Base by an annual Credit equal to:



     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



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


     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



Ten Year Credit (not available with NY Income Plus For Life 12.08). (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments for 10 Contract Years following purchase of an Income Plus For Life 12.08 Rider. (In that case, the Ten Year Credit does not provide amounts in addition to these cumulative Annual Credits.)



If you take a withdrawal prior to the Target Date, we will reduce the Target Amount on a pro rata basis, and we will not apply an Annual Credit for that year. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



At the end of the Ten Year Credit Period, we will calculate and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the Benefit Base immediately preceding the Target Date, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The Target Amount is 170% of all "Adjusted Purchase Payments" made in the first Contract Year after you purchase the Rider plus 100% of all subsequent "Adjusted Purchase Payments" you make (subject to our Purchase Payment limits) up to the Target Date.



"Adjusted Purchase Payments" for these purposes means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made, up to and including the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal. We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life 12.08 Rider until the applicable Target Date. We will increase the Target Amount to reflect Additional Purchase Payments during that period.



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



The Ten Year Credit provides the equivalent of the first 10 Annual Credits, assuming you receive no Step-Ups, take no withdrawals of Contract Value and make no Additional Purchase Payments during the Ten Year Credit Period. If you anticipate the need for liquidity during the first 10 Contract Years, you should only purchase an Income Plus For Life 12.08 Rider based on the value of its other features.



We will not apply any Annual Credit or Ten Year Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see "Rider Fees" on earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life 12.08 Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life 12.08 Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.

Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Credit Period for Annual Credits to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



Withdrawals, Distributions and Settlements



We reduce your Contract Value and your death benefit each time you take a withdrawal (see "Death Benefit During Accumulation Period" in "V. Description of the Contract"). We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value or your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider (see "Settlement Phase" in this section, below).



EXCESS WITHDRAWAL. For the Income Plus For Life 12.08 Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



Excess Withdrawals, with limited exceptions, lower your Lifetime Income Amount, and may reduce or eliminate future Lifetime Income Amount values. If unfavorable investment performance lowers your Contract Value below your Benefit Base, the reduction to your Lifetime Income Amount could be significantly more than the amount of the Excess Withdrawal.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 12.08 Series Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2, or 61 in New York, at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.



Each time we reduce the Benefit Base, we will also reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life 12.08): Assume that you purchase a Contract with an Income Plus For Life 12.08 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 12.08): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXAMPLE (Income Plus For Life - Joint Life 12.08 in New York): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 12.08 Rider in New York. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $4,950 and the Benefit Rate is 4.50%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life 12.08 Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life 12.08 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life 12.08 Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 12.08 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life 12.08 Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life 12.08 Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life 12.08 Rider), and the

          Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                             THEN
IF THE DECEASED OWNER IS:    INCOME PLUS FOR LIFE 12.08:
-------------------------    ---------------------------------------------------
1. Not the Covered Person    -    may continue if the Beneficiary elects to
                                  continue the Contract within the time we
                                  permit under our administrative rules. We will
                                  automatically increase the Benefit Base to
                                  equal the initial death benefit we determine,
                                  if the death benefit is greater than the
                                  Benefit Base prior to our determination. We
                                  will also recalculate the Lifetime Income
                                  Amount to equal 5% of the recalculated Benefit
                                  Base and will assess the Rider Fee based on
                                  the recalculated Benefit Base.

                             - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             -    continues to be eligible for any remaining
                                  Credit amounts and Step-Ups, and a Target
                                  Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                  12.08 fee at that time.

2. The Covered Person        -    ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 12.08 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 12.08. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 12.08 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 12.08 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee (see "Rider Fees" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a withdrawal for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 12.08 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 12.08 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 12.08 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 12.08 Series Rider once it is in effect. However, an Income Plus For Life 12.08 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 12.08) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 12.08) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW) SERIES



Income Plus For Life (Quarterly Step-Up Review) Series Definitions



The following definitions apply only to the Income Plus For Life (Quarterly Step-Up Review) Series Riders.



AGE 59 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



     - the Covered Person attains age 59 under an Income Plus For Life (Quarterly Step-Up Review) Rider; or



     - the younger Covered Person attains age 59 under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider.



ADJUSTED STEP-UP VALUE: We establish tentative Step-Up values on each "Interim Review Date" (defined below) during a Contract Year, adjusted to reflect any Excess Withdrawals and Additional Purchase Payments made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values (as adjusted above) for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



INTERIM REVIEW DATE: Each of the quarterly dates on which we compare the Rider's Benefit Base to the Contract Value during a Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect.



Form of Guaranteed Amounts



The Income Plus For Life (Quarterly Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Quarterly Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life -Joint Life (Quarterly Step-Up Review)).

Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Quarterly Step-Up Review) - 5%



     - Income Plus For Life - Joint Life (Quarterly Step-Up Review) - 4.75% (4.50% in New York)



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Quarterly Step-Up Review)): the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract, or



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)): either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Quarterly Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Quarterly Step-Up Review) and 4.50% for New York Income Plus For Life
          - Joint Life (Quarterly Step-Up Review) ); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



The maximum Lifetime Income Amount for an Income Plus For Life (Quarterly Step-Up Review) Rider is $250,000. The maximum Lifetime Income Amount for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is $237,500. We calculate a lower Lifetime Income Amount under the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider because we provide our guarantee over the lifetime of two Covered Persons under that Rider.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000). In New York, if the Benefit Rate is 4.50%, the Lifetime Income Amount is $4,500 (4.50% x $100,000).



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This will be the date you purchase the Rider if:



     - (for Income Plus For Life (Quarterly Step-Up Review)) you are age 58 1/2 or older at the time (age 61 or older for Riders issued in New
          York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 58 1/2 (age 61 in New York).



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) both you and your spouse are age 58 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 58 1/2 (age 61 in New York). (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to the maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



CREDITS. The Income Plus For Life (Quarterly Step-Up Review) Rider provides the following Credit features:



     -    Annual Credit Rate -



          - For Contracts issued outside of New York, each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



               - 7% of total Purchase Payments to your Contract if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



               - 7% of the Benefit Base immediately after the latest Step-Up or reduction, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



          -    For Contracts issued in New York, the Bonus will be equal to:



               - 6% of total Purchase Payments to your Contract, if we did not previously step up or reduce the Benefit Base and/or the Lifetime Income Amount; otherwise



               - 6% of the Benefit Base immediately after the latest Step-Up (if greater than the amount used to calculate the previous Bonus) or reduction of the Benefit Base (if less than the amount used to calculate the previous Bonus), increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that a Bonus will not decrease after the latest Step-Up and will not increase after the latest reduction.



               - During the Lifetime Income Bonus Period, if you take no withdrawals in a Contract Year that begins on or after you attain age 61, the Bonus rate on the following Contract Anniversary will be 7%.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.



     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider; or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits you take no withdrawals during the previous Contract Year.

Each time you qualify, we will increase the Benefit Base by an Annual Credit equal to:



     - the sum of total Purchase Payments to your Contract multiplied by the Annual Credit Rate if we did not previously step up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - the Benefit Base immediately after the latest Step-Up or reduction multiplied by the Annual Credit Rate, and increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-Up or reduction. This means that an Annual Credit will not decrease after the latest Step-Up and will not increase after the latest reduction.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



We apply Annual Credits on your Contract Anniversaries if you have taken no withdrawals during the preceding Contract Year. For additional details on how we calculate the Annual Credit, please see the Example above.



We will not apply any Annual Credit to the extent it would increase the Benefit Base to an amount in excess of $5 million.



Ten Year Credit. (not available with NY Income Plus For Life - Joint Life (Quarterly Step-Up Review)) (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) At the end of the Ten Year Credit Period, we make a calculation and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the "Target Amount"(see below).



THE "TEN YEAR CREDIT PERIOD" WILL EXCEED TEN CONTRACT YEARS IF YOU PURCHASED THIS RIDER BEFORE A COVERED PERSON ATTAINED AGE 59.



The Target Amount is the greater of:



     - 200% of all "Adjusted Purchase Payments" (see below) made in the first Contract Year after you purchased the Rider plus 100% of all subsequent Adjusted Purchase Payments you make until the Target Date (subject to our Purchase Payment limits); or



     -    the highest Target Value.



In no event, however, will we set a Target Amount in excess of $5 million.



Adjusted Purchase Payments, for these purposes, means the total amount of Purchase Payments you make, subject to our Purchase Payment limits, reduced by any withdrawals you may have made. Each time you take a withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the total amount of Purchase Payments you have made up to, and including, the date of the withdrawal. We do this by reducing your Adjusted Purchase Payments in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



We calculate a Target Value for each Contract Year up to the Age 59 Contract Anniversary. Target Value, for these purposes, means 200% of your Contract Value as of any Interim Review Date (up to the Age 59 Contract Anniversary), plus 100% of Purchase Payments you may have made since that Contract Anniversary, minus a pro rata reduction for any Withdrawal Amounts you may have taken since that Contract Anniversary. We do not calculate a Target Value for any Contract Year following the Age 59 Contract Anniversary.



We will reduce the Target Amount if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Quarterly Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect

Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



EXAMPLE: Assume a Contract (single life or joint life) is purchased at age 55 with an initial Purchase Payment of $100,000, there is an Additional Purchase Payment of $25,000 in the second Contract Year, and the highest Contract Value on any Interim Review Date prior to the Age 59 Contract Anniversary is $140,000 in the 4th Contract Year. The Target Amount is the greater of:



     -    (200% x $100,000) + (100% x $25,000) = $225,000; or



     -    200% x $140,000 = $280,000.



The Target Amount adjustment can provide higher lifetime income than you would otherwise achieve under this Rider. The Target Amount adjustment provides its greatest benefit if you wait until the Target Date to take your first withdrawal. If you take a withdrawal prior to the Target Date, we will reduce the Target Amount and it will not be of as much value to you. If you continue to take withdrawals prior to the Target Date, we may reduce any remaining Target Amount to zero. If you anticipate the need for liquidity before the Target Date, you should only purchase based on the value of the other features provided under this Rider.



STEP-UPS. We schedule Step-Up Dates starting on the first Contract Anniversary following your purchase of the Rider and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base (including any applicable Annual Credit) to:



     -    the Contract Value on that date; and



     - the Adjusted Step-Up Value for each Interim Review Date during the immediately preceding Contract Year.



If the Contract Value or any such Adjusted Step-Up Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the greater of:



     -    the Contract Value on the Contract Anniversary; or



     - the highest Adjusted Step-Up Value for any Interim Review Date, during the immediately preceding Contract Year.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Interim Review Dates and Adjusted Step-Up Values. Under each of our Income Plus For Life (Quarterly Step-Up Review) Series Riders, we compare the Rider's Benefit Base to the Contract Value on a quarterly basis during each Contract Year, up to and including the Age 95 Contract Anniversary while the Rider is in effect. We call each of these dates an "Interim Review Date."



If the Benefit Base is less than the Contract Value on any Interim Review Date, we establish a tentative Step-Up value for that date. We reduce each tentative Step-Up value on a pro rata basis to reflect any Excess Withdrawals you may have taken from the Interim Review Date to the end of that Contract Year. We increase each tentative Step-Up value by any Additional Purchase Payments (and reduce by any withdrawals) you may have made from the Interim Review Date to the end of that Contract Year. Then, at the end of the Contract Year, we compare each of the tentative Step-Up values, as adjusted to reflect Excess Withdrawals and Additional Purchase Payments ("Adjusted Step-Up Value"), for that Contract Year and select the highest Adjusted Step-Up Value. If the highest Adjusted Step-Up Value is higher than your Benefit Base (including any Credits, if applicable) on the Contract Anniversary, we will increase the Benefit Base to equal the highest Adjusted Step-Up Value.



EXAMPLE: Assume your Benefit Base at the beginning of Contract Year 2 is $100,000 and you make no Additional Purchase Payments during that year. Also assume the highest Adjusted Step-Up Value on an Interim Review Date is at the end of 6 months, when your Contract Value is $110,000. Finally, assume that you take no withdrawals during Contract Year 2 and your Contract Value at the end of the year is $105,000.



Under these assumptions for a single-life Income Plus For Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. We would also increase your annual Lifetime Income Amount from $5,000 (5% of $100,000) to $5,500 (5% of $110,000). Your Contract Value would be $105,000 at the end of Contract Year 2.

Under these assumptions for an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider, we would increase your Benefit Base, but not your Contract Value, to $110,000 at the end of Contract Year 2. For non-New York Contracts, would also increase your annual Lifetime Income Amount from $4,750 (4.75% of $100,000) to $5,225 (4.75% of $110,000). In New York, we would increase your annual Lifetime Income Amount from $4,500 (4.5% of $100,000) to $4,950 (4.5% of $110,000). In each case, your Contract Value would be $105,000 at the end of Contract Year 2.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rates of the Income Plus For Life (Quarterly Step-Up Review) Rider fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the annual Credit Period to the lesser of 10 years from the effective date of the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to Step-Up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXCESS WITHDRAWAL. For the Income Plus For Life (Quarterly Step-Up Review) Series Riders, an Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date, or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider that names you as the Covered Person when you are 45. (Since you are under age 58 1/2 at time of purchase, the Lifetime Income Date will not coincide with the Rider's effective date.) Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal that resulted in an Excess Withdrawal.

After we reduce the Benefit Base, we will reduce the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Quarterly Step-Up Review) Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life (Quarterly Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000 and the Benefit Base is $110,000. For non-New York Contracts, the Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



For New York Contracts, the Benefit Rate is 4.50% and the Lifetime Income Amount would be $4,950. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 5.05% (($10,000-$4,950)/$100,000). The new Benefit Base will be $104,445 ($110,000 -
5.05% x $110,000 = $110,000 - $5,555). The new Lifetime Income Amount is $4,700
(4.50% x $104,445).



The Income Plus For Life (Quarterly Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Quarterly Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Quarterly Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life (Quarterly Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider) attained age 58 1/2 (age 61 for NY Income Plus For Life (Quarterly Step-Up Review) Series Riders) and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                             THEN
IF THE DECEASED OWNER IS:    INCOME PLUS FOR LIFE (QUARTERLY STEP-UP REVIEW):
-------------------------    ---------------------------------------------------
1. Not the Covered Person    -    may continue if the Beneficiary elects to
                                  continue the Contract within the time we
                                  permit under our administrative rules. We will
                                  automatically increase the Benefit Base to
                                  equal the initial death benefit we determine,
                                  if the death benefit is greater than the
                                  Benefit Base prior to our determination. We
                                  will also recalculate the Lifetime Income
                                  Amount to equal 5% of the recalculated Benefit
                                  Base and will assess the Rider Fee based on
                                  the recalculated Benefit Base.

                             - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             -    continues to be eligible for any remaining
                                  Credit amounts and Step-Ups, and a Target
                                  Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life
                                  (Quarterly Step-Up Review) fee at that time.

2. The Covered Person        -    ends without any further benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus For Life (Quarterly Step-Up Review) continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Quarterly Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (QUARTERLY STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee (see "Rider Fees" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life (Quarterly Step-Up Review) Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life (Quarterly Step-Up Review) Series Rider once it is in effect. However, the Income Plus For Life (Quarterly Step-Up Review) Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     - (for Income Plus For Life (Quarterly Step-Up Review)) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life (Quarterly Step-Up Review)) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW) SERIES RIDERS



Income Plus For Life (Annual Step-Up Review) has previously been referred to as "Income Plus For Life."



Form of Guaranteed Amounts



Income Plus For Life (Annual Step-Up Review) Series Riders provide a lifetime income guarantee based on a single life (Income Plus For Life (Annual Step-Up Review)) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life (Annual Step-Up Review)).



Benefit Base



The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). We may adjust the Benefit Base to reflect withdrawals, Step-Ups, Credits and Additional Purchase Payments as provided in the Rider.



Benefit Rate



The Benefit Rate is:



     -    Income Plus For Life (Annual Step-Up Review) - 5%



     -    Income Plus For Life - Joint Life (Annual Step-Up Review) - 4.75%

Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life (Annual Step-Up Review)) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We determine the initial Lifetime Income Amount by multiplying:



     - the Benefit Rate for the Rider (5% for Income Plus For Life (Annual Step-Up Review), 4.75% for Income Plus For Life - Joint Life (Annual Step-Up Review); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-Ups, Credits, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Lifetime Income Date



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Income Plus For Life (Annual Step-Up Review)) you were age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date you attain age 59 1/2 (age 61 in New York) .



     - (for Income Plus For Life - Joint Life (Annual Step-Up Review)) both you and your spouse were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



CREDITS. The Income Plus For Life (Annual Step-Up Review) Rider provides the following Credit features:



     -    Annual Credit Rate:



          - 7% for Riders purchased on or after January 17, 2008 and outside of New York;



          -    6% for Riders purchased before January 17, 2008 or in New York.



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



     - Ten Year Credit Rate - See "Ten Year Credit" below for a description of the rate we use to calculate a Ten Year Credit.

     - Ten Year Credit Period - The Credit Period for the Ten Year Credit ends on a "Target Date" that coincides with the later of:



          - the 10th Contract Anniversary after the effective date of the Income Plus For Life (Annual Step-Up Review) Rider, or



          - the Contract Anniversary on or next following the date the Covered Person attains age 69.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 7% (i.e., your Rider was purchased on or after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,350 (5% x $107,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% x $100,000). The Lifetime Income Amount will increase to $5,700 (5% x $114,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (7% x ($100,000 + $5,000) = $7,350). The Benefit Base will increase to $112,350 ($100,000 + $5,000
          + $7,350) and the Lifetime Income Amount will increase to $5,618 (5% x $112,350).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with an Income Plus For Life - Joint life (Annual Step-Up Review) Rider when the younger Covered Person is age 61, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 6% (i.e., your Rider was purchased before January 17, 2008).



Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $106,000 ($100,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,035 (4.75% x $106,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $112,000 ($106,000 + 6% x $100,000). The Lifetime Income Amount will increase to $5,320 (4.75% x $112,000).


Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (6% x ($100,000 + $5,000) = $6,300). The Benefit Base will increase to $111,300 ($100,000 + $5,000
          + $6,300) and the Lifetime Income Amount will increase to $5,287 (4.75% x $111,300).


Ten Year Credit. (We may refer to the Ten Year Credit as a "Target Amount adjustment" in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period, we will make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base will equal the greater of:



     - the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or



     -    the Target Amount (see below).



The "Ten Year Credit Period" will exceed ten Contract Years if you purchased this Rider before a Covered Person attained age 59.



The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

We will reduce the Target Amount to zero if you take any withdrawals under your Contract from the effective date of the Income Plus For Life (Annual Step-Up Review) Rider until the end of the Ten Year Credit Period. We will increase the Target Amount to reflect Additional Purchase Payments during that period and, in some cases, we will also increase the Target Amount to reflect favorable investment performance.



The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only purchase the Rider based on the value of the other features it provides.



STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Annual Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" earlier in this Appendix). The new Lifetime Income Amount will equal 5% of the Benefit Base value after the Step-Up, and the Rider Fee will be based on the increased Benefit Base. We also reserve the right to increase the rate of the Income Plus For Life (Annual Step-Up Review) fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while the Income Plus For Life (Annual Step-Up Review) Rider is in effect. We schedule the Step-Up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Impact of Step-Ups on Credit Period. Each time a Step-Up occurs, we will extend the Annual Credit Period to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life (Annual Step-Up Review) Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 7% (i.e., purchased after January 17, 2008 outside of New York). Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $121,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $8,750 (7% x $125,000).



In no event, however, will we increase the Benefit Base to exceed $5 million. If we increase the Benefit Base on any Step-Up Date (after the Lifetime Income
Date), we will also increase the Lifetime Income Amount. The new Lifetime Income Amount will equal the Benefit Rate multiplied by the new Benefit Base value after the Step-Up.



Withdrawals, Distributions and Settlements



We reduce your Contract Value each time you take a withdrawal. We may reduce the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



EXCESS WITHDRAWAL. For the Income Plus For Life (Annual Step-Up Review) Series Riders, an Excess Withdrawal is:



     - any withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Benefit Rate of the Rider (see "Benefit Rate" above) at the prior Contract Anniversary, increased for any Additional Purchase Payments; or



     - a withdrawal (including applicable withdrawal charges) you take on and after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



EXAMPLE (Income Plus For Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 -

$10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 - 5% of the new Benefit Base after the withdrawal ($80,000).



EXAMPLE (Income Plus For Life - Joint Life (Annual Step-Up Review)): Assume that you purchase a Contract with a Income Plus For Life - Joint Life (Annual Step-Up Review) Rider. Also assume that when you are age 67, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate is 4.75% and the Lifetime Income Amount would be $5,225. If you withdraw $10,000, the withdrawal would be an excess withdrawal and you would reduce your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 - 4.75% of the new Benefit Base after the withdrawal ($80,000).



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of an amount equal to the Benefit Rate multiplied by the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider. (See "Settlement Phase" in this section, below.)



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



     -    the Contract Value immediately after the Excess Withdrawal.



After we reset the Benefit Base, we will reset the Lifetime Income Amount to equal the Benefit Rate multiplied by the new Benefit Base. We also will reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



The Income Plus For Life (Annual Step-Up Review) Rider enters a Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus For Life (Annual Step-Up Review) Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase" in this section, below). The Income Plus For Life (Annual Step-Up Review) benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus For Life (Annual Step-Up Review), we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



     - you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person attained age 59 1/2, and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum

Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



          -    the Withdrawal Amount ; divided by



          -    the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Income Plus For Life (Annual Step-Up Review) Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



We will reduce the Benefit Base by the amount of the withdrawal if you take a withdrawal under our Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year,



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement payment we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



     - If you purchased the Income Plus For Life (Annual Step-Up Review) Rider before the Covered Person (youngest Covered Person for Income Plus For Life - Joint Life (Annual Step-Up Review) Rider) attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount.



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Impact of Death Benefits



INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                             THEN
IF THE DECEASED OWNER IS:    INCOME PLUS FOR LIFE (ANNUAL STEP-UP REVIEW):
--------------------------   ---------------------------------------------------
1. Not the Covered Person    -   may continue if the Beneficiary elects to
   and the Beneficiary is        continue the Contract within the time we permit
   the deceased Owner's          under our administrative rules. We will
   spouse                        automatically increase the Benefit Base to
                                 equal the initial death benefit we determine,
                                 if the death benefit is greater than the
                                 Benefit Base prior to our determination. We
                                 will also recalculate the Lifetime Income
                                 Amount to equal 5% of the recalculated Benefit
                                 Base and will assess the Rider Fee based on the
                                 recalculated Benefit Base.

                             - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             -   continues to be eligible for any remaining
                                 Credits and Step-Ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit
                                 Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life (Annual
                                 Step-Up Review) fee at that time.

2. Not the Covered Person    -   may continue in the same manner as 1.
   and the Beneficiary is
   not the deceased          -   enters its Settlement Phase if a subsequent
   Owner's spouse                withdrawal would deplete the Contract Value to
                                 zero, and the remaining Lifetime Income Amount
                                 for the year of withdrawal is still greater
                                 than zero.

                             - does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus For Life
                                 (Annual Step-Up Review) fee at that time.

3. The Covered Person and    -   ends without any further benefit.
   the Beneficiary is the
   deceased Owner's spouse

4. The Covered Person and    -   ends without any further benefit.
   the Beneficiary is not
   the deceased Owner's
   spouse



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life (Annual Step-Up Review) Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE (ANNUAL STEP-UP REVIEW). If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life - Joint Life (Annual Step-Up Review) Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life
- Joint Life (Annual Step-Up Review) Rider fee (See "Fee for Income Plus For Life (Annual Step-Up Review) Series Riders" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the

Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life (Annual Step-Up Review) Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Termination of Rider



You may not terminate the Income Plus For Life (Annual Step-Up Review) Rider once it is in effect. However, the Income Plus For Life (Annual Step-Up Review) Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    the death of the Covered Person; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL PLUS AND PRINCIPAL PLUS FOR LIFE SERIES



Forms of Guaranteed Amounts



Principal Plus and each of the Principal Plus for Life Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your annual withdrawals to the Guaranteed Withdrawal Amount.



In addition, Principal Plus for Life, and Principal Plus for Life Plus Automatic Annual Step-Up Riders provide a lifetime income guarantee based on a single life.



Benefit Base



The Riders refer to the Benefit Base as the "Guaranteed Withdrawal Balance."



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payment. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) If we allowed you to purchase your Rider after the first Contract Year, we may have determined the Benefit Base by using your Contract Value after the first Contract Year.



The Benefit Base we use to determine the initial Lifetime Income Amount (not applicable to Principal Plus) is equal to the Benefit Base on the Lifetime Income Date.

Benefit Rate
The Benefit Rate is:



     -    Principal Plus - 5.00%



     -    Principal Plus for Life - 5.00%



     -    Principal Plus for Life Plus Automatic Annual Step-Up - 5.00%



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $250,000.



Lifetime Income Amount
(Not applicable to Principal Plus)



The Principal Plus for Life Series Riders provide our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as the Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider (5%); by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE: Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the benefit rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



The maximum Lifetime Income Amount at any time for a Principal Plus for Life Series Rider is $250,000. We will increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups. Please see "Increases in Guaranteed Amounts" in this section, below, for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Lifetime Income Date
(Not applicable to Principal Plus)



The Lifetime Income Date is the date you purchased the Rider if:



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased outside of New York after June 16, 2008) you were age 58 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 58 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased from March 12, 2007 to June 15, 2008, or purchased in New York) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



     - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under these Riders, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see "Increases in Guaranteed Amounts" following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS RIDER. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it to equal the lesser of:



     - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount, before the Additional Purchase Payment.

ADDITIONAL PURCHASE PAYMENTS - PRINCIPAL PLUS FOR LIFE SERIES RIDERS. We will increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



     - in the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



          - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



          - the Guaranteed Withdrawal Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Additional Purchase Payment.



     -    in the case of the Lifetime Income Amount, to equal the lesser of:



          - 5% of the Benefit Base immediately after the Additional Purchase Payment; or



          - the Lifetime Income Amount immediately prior to the Additional Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



CREDITS. The Riders provide the following Credit features:



     -    Credit Rate - 5%.



     -    initial Credit Period



          -    (for Principal Plus) - the first 5 Contract Years.



          -    (for Principal Plus for Life Series Riders issued prior to May 1,
               2007) - the lesser of: (a) the first 10 Contract Years or (b) each Contract Year up to, but not including, the Contract Year in which the Covered Person attains age 80.



          - (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - the first 10 Contract Years.



     - extended Credit Period (for Principal Plus for Life Series Riders issued on and after May 1, 2007) - Each time a Step-Up occurs, we will extend the Credit Period to the lesser of: (a) 10 years from a Step-Up Date; or (b) the Age 95 Anniversary Date.



Annual Credits. (We refer to an Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.



Each time you qualify for a Credit, we increase the Benefit Base:



     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-Up the Benefit Base and/or we did not previously reduce the Benefit Base (see "Withdrawals, Distributions and Settlements" below); otherwise



     - by an amount equal to 5% of the Benefit Base immediately after the latest Step-Up or reduction, increased by any Purchase Payments received since such latest Step-Up or reduction.



Each time we apply a Credit to the Benefit Base, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Credit or 5% of the Benefit Base after the Credit. Under Principal Plus for Life Series Riders, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Credit or 5% of the Benefit Base after the Credit.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply a Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000).
          The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply a Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, you take no withdrawals, and you make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we apply a Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($100,000 + $5,000) = $5,250). The Benefit Base will increase to $110,250 ($100,000 + $5,000
          + $5,250) and the Lifetime Income Amount will increase to $5,513 (5 x $110,250).

STEP-UPS. If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). Each time we apply a Step-Up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life Series Riders), and the applicable Rider Fee (see "Rider Fees" earlier in this Appendix). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-Up or 5% of the Benefit Base after the Step-Up. We also reserve the right to increase the rate of the Rider fee up to a maximum rate of:



     -    (for Principal Plus and Principal Plus for Life) 0.75%, and



     -    (for Principal Plus for Life Plus Automatic Annual Step-Up) 1.20%.



If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.



Step-Up Dates. We schedule Step-Up Dates:



     - (for Principal Plus) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary.



     - (for Principal Plus for Life Series Riders issued before February 13, 2006 and in a limited number of states thereafter) - every 3rd Contract Anniversary after the Contract Date (i.e., the 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary



     - (for Principal Plus for Life Series Riders issued on and after February 13, 2006 (may vary by state)) - the 3rd, 6th and 9th Contract Anniversary after the Contract Date, and each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.



     - (for Riders issued in Oregon) - we limit the duration of Step-Up Dates to a maximum of 50 Contract Years.



     - (for Principal Plus for Life Riders with endorsement) - we issued an endorsement, in states where approved, after we issued certain Principal Plus for Life Riders. This endorsement increases Step-Up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary. In such cases, an affected Owner had the option to decline the endorsement within 30 days of its issuance and, if he or she did so, we scheduled Step-Up Dates under the original schedule.



Under Principal Plus for Life Plus Automatic Annual Step-Up, we automatically step up the Benefit Base to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary. We continue Step-Ups until, and including, the 30th Contract Anniversary (or when the Covered Person attains the age of 80, if earlier) while the Rider is in effect, provided the Contract Value is greater than the Benefit Base on that date.



EXAMPLE: Assume that you purchase a Contract with a Principal Plus for Life Plus Automatic Annual Step-Up Rider when you, the Covered Person, are 61, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Election of Step-Ups under Principal Plus. Under Principal Plus, you may elect to step up the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-Up Date. Subject to state approval, however, we may issue a special endorsement to a Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Benefit Base (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-Up within 30 days of the respective Step-Up Date if you choose to make the increase effective.



If you decline a scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.



Step-Ups under Principal Plus for Life Series Riders. We will automatically step up the Benefit Base to equal the Contract Value (up to a maximum of $5 million). If you decline an automatic scheduled Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

Recalculation of Guaranteed Amounts. Each time we apply a Step-Up, we will also recalculate the Guaranteed Withdrawal Amount, or Lifetime Income Amount for Principal Plus for Life Series Riders, to equal the greater of either the Guaranteed Withdrawal Amount or Lifetime Income Amount, as appropriate, prior to the Step-Up or 5% of the new Benefit Base value after the Step-Up.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We also reserve the right to increase the rate of the Principal Plus and Principal Plus for Life fee up to a maximum rate of 0.75%; we reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-Up fee up to a maximum rate of 1.20%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under Principal Plus or a Principal Plus for Life Series Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of the withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of withdrawal. For Principal Plus for Life Series Riders, an Excess Withdrawal also includes withdrawals (including applicable withdrawal charges) you take: (a) before the Lifetime Income Date; or (b) on or after the Lifetime Income Date that, together with all other withdrawals (including applicable withdrawal charges) during a Contract Year, causes total withdrawals during that Contract Year to exceed the Lifetime Income Amount.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Guaranteed Withdrawal Amount unless you take additional withdrawals outside of that program. We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals with respect to the Lifetime Income Amount unless: (a) you take additional withdrawals outside of that program; or (b) you take a distribution under that program before the Lifetime Income Date.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate and, in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    5% of the greater of: (a)the Contract Value after the withdrawal or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Withdrawals before the Lifetime Income Date (not applicable to Principal Plus). Under Principal Plus for Life Series Riders, we deem any withdrawal before the Lifetime Income Date to be an Excess Withdrawal with respect to the Lifetime Income Amount because it reduces the Benefit Base we use on the Lifetime Income Date to determine the Lifetime Income Amount. This includes reductions to the Benefit Base caused by distributions under our Life Expectancy Distribution Program before the Lifetime Income Date.



Withdrawals on and after the Lifetime Income Date (not applicable to Principal
Plus). Under Principal Plus for Life Series Riders, we recalculate the Lifetime Income Amount after the Lifetime Income Date if an Excess Withdrawal is the result of total withdrawals during a Contract Year exceeding the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



     -    the Lifetime Income Amount prior to the withdrawal; or



     - 5% of the greater of the Contract Value immediately after the withdrawal or the new Benefit Base value.

Under Principal Plus for Life Series Riders, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Benefit Base value), your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life Series Riders ) values to reflect reductions that exceed the amount of your withdrawals. A recalculation and reduction also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life Series Riders) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with a Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up to provide automatic payment of an income for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Plus and Principal Plus for Life Series Riders (see the "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



For Principal Plus, the Company's Life Expectancy Amount for each year is equal to the greater of:



     - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



     - the Benefit Base as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a recalculation and reduction of the Benefit Base and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. Under a Principal Plus for Life Series Rider, however, we will make further distributions as part of the Settlement Phase if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time.



SETTLEMENT PHASE. Principal Plus enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Benefit Base immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are both equal to zero.



The Principal Plus for Life Series Riders enters a Settlement Phase if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Benefit Base or the Lifetime Income Amount immediately after the withdrawal is greater than zero. The Rider benefit terminates if the Contract Value, Benefit Base and Lifetime Income Amount immediately after a withdrawal are all equal to zero.



Settlement Payments during Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount, or the Life Expectancy Distribution if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Prospectus described in "Accumulation Period Provisions."

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



Settlement Payments during Principal Plus for Life Series Riders Settlement Phase. At the beginning of the Settlement Phase, the settlement payment amount we permit you to choose varies:



     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Benefit Base is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Benefit Base each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount.



     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Benefit Base is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Benefit Base each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Benefit Base reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Benefit Base at the beginning of the Settlement Phase. If the Covered Person is alive when the Benefit Base is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



     - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount. We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Rider will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:       THEN PRINCIPAL PLUS:
----------------------       ---------------------------------------------------
   1. The deceased Owner's   -   Continues if the Benefit Base is greater than
      spouse                     zero.

                             - Within 30 days following the date we determine the death benefit under the Contract, provides the Beneficiary with an option to elect to step up the Benefit Base if the death benefit on the date of determination is greater than the Benefit Base.

                             - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.
                                 (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal
                                 Amount and the Life Expectancy Distributions.
                                 In such cases, the Benefit Base may be
                                 automatically Reset, thereby possibly reducing the Guaranteed Minimum Withdrawal Benefit provided under this Rider).

                             -   Continues to impose the Principal Plus fee.

                             -   Continues to be eligible for any remaining
                                 Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible
                                 Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary.

   2. Not the deceased       -   Continues in the same manner as above, except
      Owner's spouse             that Principal Plus does not continue to be
                                 eligible for any remaining Credits and
                                 Step-Ups, other than the initial Step-Up of the
                                 Benefit Base to equal the death benefit, if
                                 greater than the Benefit Base prior to the
                                 death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Continuation of Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                             THEN
                             PRINCIPAL PLUS FOR LIFE OR PRINCIPAL PLUS FOR LIFE
IF THE DECEASED OWNER IS:    PLUS AUTOMATIC ANNUAL STEP-UP:
--------------------------   ---------------------------------------------------
1. The Covered Person and    -   Does not continue with respect to the Lifetime
   the Beneficiary is the        Income Amount, but continues with respect to
   deceased Owner's spouse       the Guaranteed Withdrawal Amount if the death
                                 benefit or the Benefit Base is greater than
                                 zero. We will automatically step up the Benefit
                                 Base to equal the initial death benefit we
                                 determine, if greater than the Benefit Base
                                 prior to the death benefit.

                             - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero.

                             - Continues to impose the Principal Plus for Life fee.

                             -   Continues to be eligible for any remaining
                                 Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit
                                 Step-Up, if any, and any future Step-Ups if we increase the rate of the Rider fee at that time.

2. The Covered Person and    -   Continues in the same manner as 1, except that
   the Beneficiary is not        Principal Plus for Life does not continue to be
   the deceased Owner's          eligible for any remaining Credits and
   spouse                        Step-Ups, other than the initial Step-Up of the
                                 Benefit Base to equal the death benefit, if
                                 greater than the Benefit Base prior to the
                                 death benefit. We will permit the Beneficiary
                                 to opt out of the initial death benefit
                                 Step-Up, if any, if we increase the rate of the
                                 Rider fee at that time.

3. Not the Covered Person    -   Continues in the same manner as 1, except that
   and the Beneficiary is        the Rider continues with respect to the
   the deceased Owner's          Lifetime Income Amount for the Beneficiary. If
   spouse                        the Lifetime Income Amount has not been
                                 determined prior to the payment of any portion
                                 of the death benefit, we will determine the
                                 initial Lifetime Income Amount on an
                                 anniversary of the date we determine the death
                                 benefit after the Covered Person has reached
                                 his or her Lifetime Income Date.

4. Not the Covered Person    -   Continues in the same manner as 1, except that
   and the Beneficiary is        the Rider continues with respect to the
   not the deceased              Lifetime Income Amount for the Beneficiary. If
   Owner's spouse                the Lifetime Income Amount has not been
                                 determined prior to the payment of any portion
                                 of the death benefit, we will determine the
                                 initial Lifetime Income Amount on an
                                 anniversary of the date we determine the death
                                 benefit after the Covered Person has reached
                                 his or her Lifetime Income Date.

                             - In this case, does not continue to be eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the Benefit Base to equal the death benefit, if greater than the Benefit Base prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-Up, if any, if we increase the rate of the Rider fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up continues, we will determine the Adjusted Benefit Base and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Series Riders, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination of Rider



You may not terminate a Principal Plus or Principal Plus for Life Series Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    under Principal Plus, the date the Benefit Base depletes to zero; or



     - under Principal Plus for Life Series Riders, the date the Contract Value, the Benefit Base and the Lifetime Income Amount all equal zero; or

     -    under Principal Plus, the Maturity Date under the Contract; or



     - under Principal Plus for Life Series Riders, the date an Annuity Option begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.



FEATURES OF PRINCIPAL RETURNS



Form of Guarantee



The Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period that guarantees the return of initial Purchase Payments (i.e., the cumulative Purchase Payments you pay for your Contract, up to a $5 million limit, from the date the Rider goes into effect until the next following Contract Anniversary), regardless of market performance, as long as you limit your annual withdrawals to a Guaranteed Withdrawal Amount (see below).



In addition, the Rider provides our guarantee that, as long as you take no withdrawals of Contract Value during the first 10 Contract Years, your Contract Value at the end of that period will not be less than the greater of (a) the amount of your initial Purchase Payments (up to $5 million) or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. Please read the discussion of the Ten Year Credit, below, for more details.



The Rider does not provide a lifetime income guarantee.



Benefit Base



The Rider refers to the Benefit Base as the "Guaranteed Withdrawal Balance." The Benefit Base we use to determine the initial Guaranteed Withdrawal Amount is equal to your initial Purchase Payments. If we allowed you to purchase the Rider after the first Contract Year, we may determine the Benefit Base by using your Contract Value after the first Contract Year.



The maximum Benefit Base at any time is $5 million. We will increase the Benefit Base to reflect Additional Purchase Payments and Step-Ups. We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



Benefit Rate



The Benefit Rate is 8%.



Guaranteed Withdrawal Amount



The Guaranteed Withdrawal Amount is the amount we guarantee to be available each Contract Year for you to withdraw during the Accumulation Phase until the Benefit Base is depleted. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Benefit Base. The maximum Guaranteed Withdrawal Amount at any time is $400,000.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may reduce the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit. Please read the discussion of the Ten Year Credit, below, for more details.



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. We increase the Benefit Base (i.e., the Guaranteed Withdrawal Balance in your Rider) by the amount of each Additional Purchase Payment we accept, (subject to the maximum Benefit Base limit of $5 million. In addition, we recalculate the Guaranteed Withdrawal Amount, and usually increase it, to equal the lesser of:



     -    8% of the Benefit Base immediately after the Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Additional Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment. Additional Purchase Payments during Contract Years Two through Ten may decrease the amount credited to your Contract Value under the Rider's Accumulation Benefit (see following section).



ACCUMULATION BENEFIT (not available for Riders issued in the state of Washington).



As long as you take no withdrawals during the first ten years that your Principal Returns Rider is in effect, we will calculate and, to the extent necessary, apply a credit at the end of the period so that your Contract Value will equal the greater of:



     -    the amount of your initial Purchase Payments, up to $5 million; or



     - your Contract Value at the end of the ten-year period plus the sum of all Principal Returns Rider fees paid to that date.

Your initial Purchase Payments, for these purposes, means all Purchase Payments you make during the first Contract Year in which you purchased the Rider, up to $5 million. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the Credit Period will reflect these additional investments. These Additional Purchase Payments could reduce the amount that we would otherwise credit to your Contract Value, and therefore could reduce your ability to recover investment losses, if any, on your initial Purchase Payments.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and credit it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



STEP-UPS. We schedule Step-Up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-Up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary.



On each Step-Up Date, we compare the Benefit Base to the Contract Value on that date. If the Contract Value on any Step-Up Date is greater than the Benefit Base on that date, we will automatically increase the Benefit Base to equal the Contract Value (up to a maximum Benefit Base of $5 million). Each time we recalculate a Step-Up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Benefit Base.



Impact of Step-Ups on Rider Fees. Each time we increase the Benefit Base, we also increase the dollar amount of the Rider Fee. The new Rider Fee will be based on the new Benefit Base. We reserve the right to increase the rate of the fee on any Step-Up Date, up to a maximum rate of 0.95%. If we decide to increase the rate at the effective date of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up (see "Rider Fees" earlier in this Appendix). If you decline the Step-Up, the fee rate will not be increased



Declination of Step-Ups. If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base at that time, we will thereafter resume automatic Step-Ups.



Withdrawals, Distributions and Settlements



EXCESS WITHDRAWAL. An Excess Withdrawal under a Principal Returns Rider is a withdrawal (including applicable withdrawal charges) you take that, together with all other withdrawals (including any applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Guaranteed Withdrawal Amount at the time of the withdrawal.



We do not consider withdrawals under our Life Expectancy Distribution program to result in Excess Withdrawals under the Rider unless you take additional withdrawals outside of that program.



IMPACT OF WITHDRAWALS. We decrease the Benefit Base each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Benefit Base by the amount of the withdrawals. If an Excess Withdrawal is the result of your total withdrawals during a Contract Year exceeding the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically recalculate, and in most cases reduce, the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we recalculate the Benefit Base, we also recalculate, and in most cases reduce, the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     -    8% of the greater of: (a) the Contract Value after the withdrawal; or
          (b) the new Benefit Base value.



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may recalculate and reduce the Benefit Base and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A recalculation also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. We currently offer our Income Made Easy Program for Contracts with the Rider to provide automatic payment of withdrawals. The full allowable amount is based on the Guaranteed Withdrawal Amount (see "Pre-Authorized Withdrawals - The Income Made Easy Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. The Life Expectancy Distribution Program is available with the Principal Returns Rider (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders").



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and Benefit Base. We will not allow any further withdrawals under the program if both the Contract Value and the Benefit Base are depleted to zero.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for the Rider's Accumulation Benefit at your 10th Contract Anniversary.



SETTLEMENT PHASE. The Settlement Phase under the Rider begins if:



     - the Contract Value reduces to zero at any time during a Contract Year, and



     -    there were no Excess Withdrawals during that Contract Year, and



     -    the Benefit Base is still greater than zero at the time.



Settlement Payments during Principal Returns Settlement Phase. At the beginning of the Principal Returns Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Benefit Base depletes to zero (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" under "General Information about Guaranteed Minimum Withdrawal Benefit Riders"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Benefit Base, however, then the settlement payment for that Contract Year will be limited to the Benefit Base. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions described in "Accumulation Period Provisions - Death Benefit During Accumulation Period" section of the Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



Continuation of Principal Returns. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



     -    Continues if the Benefit Base is greater than zero.



     - Steps up the Benefit Base to equal the death benefit if the death benefit on the date of determination is greater than the Benefit Base.



     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Benefit Base is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may recalculate and reduce the Benefit Base, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



     -    Continues to impose the Rider fee.



     - Continues to be eligible for any remaining Step-Ups, but we will change the date we determine and apply these benefits to the future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date.

     - Ends any remaining Step-Ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-Ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine the annual Rider fee (and the Adjusted Benefit Base) based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



Termination of Rider



You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     -    the date the Benefit Base and the Contract Value both deplete to zero;
          or



     -    the date an Annuity Option under the Contract begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any Rider exchange program that we may make available; or



     -    termination of the Contract.

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

     John Hancock USA

     Guaranteed Retirement Income Benefit II
     Guaranteed Retirement Income Benefit III

     John Hancock New York

     Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001 and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III


The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.


THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



GUARANTEED RETIREMENT INCOME BENEFIT II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


GUARANTEED RETIREMENT INCOME BENEFIT III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.


Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options").


     Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

     Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

     Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Benefit II         0.45%
Guaranteed Retirement Income Benefit III        0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

     - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

     - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base


The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-Up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.


THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

     (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

     (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.


STEP-UP INCOME BASE: The Step-Up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.



INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-Up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



Partial withdrawals will reduce the Step-Up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-Up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.



MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "V. Description of the Contract - Pay-out Period Provisions - Annuity Options"):


     -    Life Annuity with a 10-Year Period Certain;

     -    Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with a Guaranteed Retirement Income Benefit is that annuity benefits payable under a Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER   ANNUAL FEE
------------------------------------------   ----------
Guaranteed Retirement Income Benefit II         0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

     - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

     -    the termination of the Contract for any reason; or

     -    the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

      Appendix F: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders


This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit ("GMWB") Rider to your Contract for one of the following optional GMWB Riders after you purchase a Contract:



     -    Income Plus For Life 5.09; or



     -    Income Plus For Life - Joint Life 5.09.



Any exchange of Riders is subject to the availability of the new Rider and/or this exchange program in your state.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS, PLEASE SEE "FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS" IN THIS APPENDIX, BELOW.



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



     - Exchange of existing GMWB Rider - Only one GMWB Rider may be in effect at any time. If you elect to exchange an existing GMWB Rider for a new GMWB Rider for use with a previously issued Contract, we will terminate the existing GMWB Rider upon the effective date of the new GMWB Rider. Unless we agree otherwise, an exchange to a new GMWB Rider is not available for Contracts with Triple Protection Death Benefit, Accelerated Beneficiary Protection Death Benefit, or the following optional guaranteed minimum income benefit Riders:



          John Hancock USA



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Program III



          -    Guaranteed Retirement Income Benefit II



          -    Guaranteed Retirement Income Benefit III



          John Hancock New York



          -    Guaranteed Retirement Income Program I



          -    Guaranteed Retirement Income Program II



          -    Guaranteed Retirement Income Benefit II



You may lose guaranteed lifetime income benefits, "accumulation benefits," Credits, Target Amount adjustments and Step-Ups under your existing GMWB Rider if you purchase a new GMWB Rider.



     - No withdrawal charges in excess of $1000 or 1% of total Purchase Payments - You may not purchase a new GMWB Rider if the withdrawal charges under your Contract are greater than $1000 or 1% of the total Purchase Payments you have made under a Contract. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $1000 or 1% of total Purchase Payments, or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new GMWB Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the Prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new GMWB Rider in one or more of the Investment Options we make available for that Rider. Your existing GMWB Rider may permit you to invest in Investment Options that are not available under a new GMWB Rider. If you choose to purchase a new GMWB Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new GMWB Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for GMWB Riders, please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below. You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new GMWB Rider is best suited for your financial needs and risk tolerance.

          - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new GMWB Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus For Life - Joint Life
               5.09 Rider.



          - Settlement Phase Restriction - Your Contract must not be in the Settlement Phase under an existing GMWB Rider for you to elect to purchase a new GMWB Rider. The Settlement Phase occurs only when your Contract Value declines to zero and your existing GMWB Rider still has guaranteed benefits.



          - Different Rider - You cannot exchange your existing GMWB Rider for the same type of GMWB Rider (i.e., Income Plus For Life 5.09 for Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 for Income Plus For Life - Joint Life 5.09) unless we agree otherwise.



          - State of Issue Restriction - You may purchase a GMWB Rider only if it is then available in the state where we issued your Contract. You can find out if an optional GMWB Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078



          - IRA Beneficiary Restriction - You may not purchase a GMWB Rider in connection with a new or existing Beneficiary IRA (see "Availability of Guaranteed Minimum Withdrawal Benefit Riders" in "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below).



          - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any GMWB Rider at any time. We also reserve the right to refuse to issue any new GMWB Rider at our sole discretion.



Before you purchase a new GMWB Rider:



          - compare the fees, benefits and restrictions of any existing GMWB Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



          - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty-day Election Period following each Contract Anniversary (assuming any withdrawal charges are $1000 or 1% of total Purchase Payments, or less, at that time) for you to elect a new GMWB Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new GMWB Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a GMWB Rider following the death of an Owner. In addition to the conditions discussed above, a Beneficiary must be age 75 or younger and may not exchange to a new joint life Rider.



Under our current administrative procedures, you cannot exchange an existing GMWB Rider for a new Rider during the first Contract Year. We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



ARE FIXED INVESTMENT OPTIONS AVAILABLE?



Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under a DCA program (see "V. Description of the Contract - Special Transfer Services - Dollar Cost Averaging Program" for details).



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing GMWB Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new GMWB Rider (i.e., the start of an Election Period). If you purchase a new GMWB Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).

The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



FEES DEDUCTED FROM CONTRACT VALUE(1)   INCOME PLUS FOR LIFE 5.09   INCOME PLUS FOR LIFE - JOINT LIFE 5.09
------------------------------------   -------------------------   --------------------------------------
Maximum Fee(2)                                   1.20%                              1.20%
Current Fee                                      0.90%                              0.90%



(1)  Fees are shown as a percentage of the Adjusted Benefit Base.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-Up of the Benefit Base to equal the Contract Value.



WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our GMWB Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction may be more or less than the amount you can withdraw without a reduction under your existing GMWB Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing GMWB Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about reductions and the annual "permitted" amounts under a new GMWB Rider.



We will decrease amounts guaranteed under a GMWB Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing GMWB Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a GMWB Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing GMWB Rider. For Credit information, see the "Credit" section below in "Features of Income Plus For Life 5.09 Series Riders."



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new GMWB Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information about Step-Ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus For Life 5.09, an Income Plus For Life - Joint Life 5.09 Rider, we will reduce the death benefit on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal). Please see "Features of Income Plus For Life 5.09 Series Riders" in this Appendix, below, for additional information on the effect of withdrawals under a GMWB Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our GMWB Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a GMWB Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).

CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider ends as described below in "Features of Income Plus For Life 5.09 Series Riders."



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a GMWB Rider may continue as described below in "Features of Income Plus For Life 5.09 Series Riders."



If death occurs during a Rider's Settlement Phase, however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current GMWB Rider to the impact on death benefits under a different GMWB Rider.



WHEN CAN I ELECT TO PURCHASE A NEWLY AVAILABLE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide no assurance that you will be able to exchange your current GMWB Rider (your "Current Rider") for an Income Plus For Life 5.09 Series Rider in any given state.



If you are eligible and decide to exchange your Current Rider for an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider:



     - you will have to pay the current annual fee for the new Rider, as described below in "Features of Income Plus For Life 5.09 Series Riders";



     - the Covered Person under a new Income Plus For Life 5.09 Rider must be a Covered Person under your Current Rider;



     - one of the Covered Persons under a new Income Plus For Life - Joint Life 5.09 Rider must be a Covered Person under your Current Rider, and the other Covered Person must be the first Covered Person's spouse;



     - we will calculate the initial Benefit Base under the new Rider as of the Contract Date if you exchange your Current Rider before the first Contract Anniversary;



     - we will calculate the initial Benefit Base under the new Rider to equal the Contract Value of your Contract if you exchange your Current Rider on or after the first Contract Anniversary;



     - if you exchange your Rider on or after the first Contract Anniversary, for purposes of calculating the Credit under the new Rider, we will treat the Contract Value on the date of the exchange as a Purchase Payment. We will not take into consideration any Purchase Payments, withdrawals or Contract Values prior to the date of the exchange.



We will deduct the fee for the new Rider on the first Contract Anniversary following the exchange and each Contract Anniversary thereafter. You must submit all required paperwork in good order to our Annuities Service Center to elect an Income Plus For Life 5.09 or an Income Plus For Life - Joint Life 5.09 Rider. You must do this within the 90 day period we permit for this purpose or, if applicable in your state, any extension of these periods.



Except as stated above, you may not elect more than one GMWB Rider for a Contract.



FEATURES OF INCOME PLUS FOR LIFE 5.09 SERIES RIDERS



Covered Person(s)



The Income Plus For Life 5.09 Series we currently offer provides a lifetime income guarantee based on a single life (Income Plus For Life 5.09) or on the lifetime duration of two Covered Persons (Income Plus For Life - Joint Life 5.09).



SINGLE LIFE GUARANTEE. For Income Plus For Life 5.09 Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.



The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.



JOINT LIFE GUARANTEE. For Income Plus For Life - Joint Life 5.09 Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a "spouse" under federal law to be treated as a Covered Person under the Contract. See "Civil Union and Same-Sex Marriage Partners" below.



For Riders issued with Nonqualified Contracts:



     -    both the spouses must be named as co-Owners of the Contract; or



     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.

For Riders issued with Qualified Contracts:



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



     -    the Owner's spouse must be the designated Beneficiary.



Availability of Guaranteed Minimum Withdrawal Benefit Riders



You may elect an Income Plus For Life 5.09 Series Rider at the time you purchase a Contract, provided:



     - the Rider is available for sale in the state where the Contract was sold;



     - you limit your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;



     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider; and



     - you do not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an "Inherited IRA" or "Beneficiary IRA"), unless you are the spouse of the decedent and own the IRA in your own name.



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue an Income Plus For Life 5.09 Series Rider at our sole discretion. Once you elect a Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an Income Plus For Life - Joint Life Rider) must be under age 81 to purchase a Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to purchase a new Income Plus For Life 5.09 Series Rider or exchange an existing GMWB Rider for an Income Plus For Life 5.09 Series Rider after you purchase a Contract. Please see the discussion at the beginning of this Appendix for details.



WE PROVIDE NO ASSURANCE THAT YOU WILL BE ABLE TO EXCHANGE A RIDER FOR ANOTHER RIDER IN ANY GIVEN STATE. YOU SHOULD PURCHASE A CONTRACT WITH AN INCOME PLUS FOR LIFE 5.09 SERIES RIDER ONLY IF THAT RIDER IS APPROPRIATE FOR YOUR NEEDS AND FINANCIAL CIRCUMSTANCES.



CIVIL UNION AND SAME-SEX MARRIAGE PARTNERS. The Riders generally are designed to comply with current federal tax provisions related to status as a "spouse" under the federal Defense of Marriage Act ("DOMA"). The DOMA definition does not recognize civil unions or same-sex marriages that may be allowed under state law. In certain states, however, we will allow civil union and same-sex marriage partners to purchase the Contract with an Income Plus For Life 5.09 Series Rider and receive the same Rider benefits as a "spouse" who falls within the DOMA definition. See the Statement of Additional Information for a table identifying these states. Please note that in these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. Please consult with your own qualified tax advisor.



Rider Fees



We charge an additional fee on each Contract Anniversary for an Income Plus For Life 5.09 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:



     -    on the date we determine the death benefit;



     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or



     -    at full surrender of the Contract.



We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE 5.09 SERIES RIDERS. The current fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus For Life 5.09 or Income Plus For Life - Joint Life 5.09 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.



If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments



If you purchase an Income Plus For Life 5.09 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's Settlement Phase (see "Settlement Phase" below). Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on Nonqualified Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on Qualified Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - to the extent provided in your Rider, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor prior to electing a GMWB Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



If you elect to purchase one of our Income Plus For Life 5.09 Series Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



Restrictions on Investment Options Under Income Plus For Life 5.09 Series Riders



If you purchase one of our Income Plus For Life 5.09 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders.



You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTIONS ARE BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



AVAILABLE INDIVIDUAL INVESTMENT OPTIONS. If you purchase a Contract with one of our Income Plus For Life 5.09 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:



     -    Core Allocation Trust



     -    Core Balanced Trust



     -    Core Disciplined Diversification Trust



     -    Core Fundamental Holdings Trust



     -    Core Global Diversification Trust



     -    Core Strategy Trust



     -    Lifestyle Balanced Trust



     -    Lifestyle Conservative Trust



     -    Lifestyle Growth Trust



     -    Lifestyle Moderate Trust



     -    Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



We reserve the right to restrict Investment Options in your Variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ EACH PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.



Benefit Base



The maximum Benefit Base at any time for an Income Plus For Life 5.09 Series Rider is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million). If we allow you to purchase the Rider after the first Contract Year, we may determine the initial Benefit Base based on your Contract Value after the first Contract Year.



We will reduce the Benefit Base if you take Excess Withdrawals. We may reduce the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis or on a pro-rata basis, depending on the nature of the withdrawal. Please see "Withdrawals, Distributions and Settlements" in this section, below, for more information.



We will increase the Benefit Base to reflect Step-Ups, Credits and Additional Purchase Payments. Please see "Increases in Guaranteed Amounts" below for more information.



Benefit Rate



The Benefit Rate is:



     - Income Plus For Life 5.09 - 4.00% - 5.00%, depending on the Covered Person's age on the Lifetime Income Date (see table below).



     - Income Plus For Life - Joint Life 5.09 - 3.75% - 4.75%, depending on the Covered Person's age on the Lifetime Income Date (see table below). Because we provide our guarantee over the lifetimes of two Covered Persons under the Income Plus For Life - Joint Life 5.09 Rider, we use a lower Benefit Rate than we do under the Income Plus For Life 5.09 Rider.



                               BENEFIT RATE BY AGE



  Covered Person's age on the
 Contract Anniversary prior to
the first withdrawal after the
     Lifetime Income Date        Income Plus For Life 5.09   Income Plus For Life - Joint Life 5.09
------------------------------   -------------------------   --------------------------------------
58 1/2 - 63                                4.00%                              3.75%
64 and over                                5.00%                              4.75%



EXAMPLE: Assume that your date of birth was January 1, 1952 and you purchase a Contract with the Income Plus For Life 5.09 Rider on July 10, 2009. Your Lifetime Income Date is July 10, 2010, the Contract Anniversary after you attain age 58 1/2. If the first time you take a withdrawal after the Lifetime Income Date is September 1, 2010, we will set your Benefit Rate equal to 4% since your were age 58 1/2 on the Contract Anniversary prior to that withdrawal. If you wait until September 1, 2017 to take the first withdrawal after the Lifetime Income Date, we will set your Benefit Rate equal to 5% since you were over age 64 on the Contract Anniversary prior to the withdrawal.



We may change the Benefit Rate we offer for this Rider. With the higher Benefit Rate at older ages, if you defer taking withdrawals after the Lifetime Income Date, we will use the Benefit Rate applicable to the attained age of the Covered Person (youngest Covered Person under Income Plus For Life - Joint Life 5.09) on the first withdrawal after the Lifetime Income Date.



We do not expect the Benefit Rate(s) we offer to be less than 3% or more than 7%, but provide no assurance that we will continue to offer the Rider within this range. Once you purchase this Rider, however, the Benefit Rate(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Lifetime Income Amount



The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:



     - (for Income Plus For Life 5.09) - the Covered Person remains alive and an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or



     - (for Income Plus For Life - Joint Life 5.09) - either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract.



The Lifetime Income Amount reduces to zero upon the death of the last Covered Person.

We determine the initial Lifetime Income Amount by multiplying:



     -    the Benefit Rate for the Rider on the Lifetime Income Date; by



     -    the Benefit Base for the Rider on the Lifetime Income Date.



EXAMPLE (Income Plus For Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% x $100,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 (4.75% x $100,000).



We will increase the Lifetime Income Amount to reflect Step-Ups, Credits, Additional Purchase Payments and increases in your Benefit Rate, if any. Please see "Increases in Guaranteed Amounts" below for more information.



We will reduce the Lifetime Income Amount if you take Excess Withdrawals. Please see "Withdrawals, Distributions and Settlements" below for more information.



Lifetime Income Date



The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchase the Rider (the Rider's "effective date") if the Covered Person (or the youngest Covered Person for Income Plus For Life - Joint Life 5.09) is age 58 1/2 or older at the time.



Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately following the date the Covered Person (or oldest Covered Person) attains age 58 1/2. The earliest available Lifetime Income Date we offer for this Rider is subject to change. Once you purchase this Rider, the earliest available Lifetime Income Date in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Benefits under the Rider may be affected if you purchase the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see "Withdrawals before the Lifetime Income Date" below for more information.



We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see "Increases in Guaranteed Amounts," following this section).



Increases in Guaranteed Amounts



ADDITIONAL PURCHASE PAYMENTS. Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million.



On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:



     -    the Lifetime Income Date or



     -    the latest of:



          -    the date of a Purchase Payment that we applied to the Benefit
               Base,



          -    the date of a reduction in the Benefit Base, or



          -    the effective date of a Step-Up.



EXAMPLE: Assume you took a withdrawal of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base will increase by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base will equal $110,000. Assume that the following year you take an excess withdrawal of $10,000 that reduces your Benefit Base to $105,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 will be added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base will be $115,000 ($105,000 + $10,000).



Credits may increase one or more of our guarantees when you defer withdrawals.



CREDITS. We offer the Income Plus For Life 5.09 Series Riders with the following Credit features:



     -    Annual Credit Rate - 5%



     - Credit Period (for Annual Credits) - The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We will extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.



The Credit Rate and Credit Periods we offer for this Rider are subject to change. We may offer a Credit Rate that varies, based on a Contract Anniversary Date, the age of the Covered Person of the Lifetime Income Date, the length of a Credit Period, or a combination of these factors. We do not expect the Credit Rate(s) we offer to be less than 3% or more than 7% and the Credit Period to be between 5 and 15 Contract Years, but provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Credit Rates and the Credit Period(s) in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.



Annual Credits. (We may refer to the Annual Credit in your Rider as a "Bonus" and we may refer to Annual Credits as "Deferral Credits" in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,250 (5% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,500 (5% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,988 (5% x $99,750).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.



     - At the end of the first Contract Year, we will apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% x $100,000). The Lifetime Income Amount will increase to $4,988 (4.75% x $105,000).



     - At the end of the second Contract Year, we will apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% x $100,000). The Lifetime Income Amount will increase to $5,225 (4.75% x $110,000).



Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.



     - At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.



     - At the end of the fourth Contract Year, we will apply an Annual Credit to the Benefit Base. The Credit will be based on the reduced Benefit Base plus the Additional Purchase Payment (5% x ($90,000 + $5,000) = $4,750). The Benefit Base will increase to $99,750 ($90,000 + $5,000 +
          $4,750) and the Lifetime Income Amount will increase to $4,738 (4.75% x $99,750).



Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance.



STEP-UPS. We offer the Income Plus For Life 5.09 Series Riders with the following Step-Up Dates:



     - (for Income Plus For Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary;



     - (for Income Plus For Life - Joint Life 5.09) - the first Contract Anniversary after you purchase the Rider, and every Contract Anniversary thereafter, up to and including the Age 95 Contract Anniversary.



The Step-Up Dates we offer are subject to change. We may offer the Rider with Step-Up Dates that differ between Income Plus For Life 5.09 and Income Plus For Life - Joint Life 5.09, that occur after the Rider has been in effect for more than one Contract Year, or that occur at intervals longer than one Contract Year. We also may shorten the period during which we provide Step-Up Dates. We do not expect the Step-Up Dates we may offer in the future to begin more than 5 Contract Years from the date you purchase a Rider, to occur at intervals greater than 5 Contract Years, or to end sooner than on the Age 75 Contract Anniversary, but we provide no assurance that we will continue to offer the Rider within these ranges. Once you purchase this Rider, however, the Step-Up Dates in effect when we issue the Rider will remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we will automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits - Rider Fees"). The new Lifetime Income Amount will equal the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee will be based on the increased Benefit Base.



We also reserve the right to increase the rate of the fee for the Income Plus For Life 5.09 Series Riders, up to a maximum rate of 1.20% on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.



Step-Ups may occur only while an Income Plus For Life 5.09 Series Rider is in effect.



If you decline an automatic Step-Up, you will have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider when you, the Covered Person, are 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base will increase to $125,000 and the Lifetime Income Amount will increase to $6,250 (5% x $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary will equal $6,250 (5% x $125,000).



Withdrawals, Distributions and Settlements



OVERVIEW. The Income Plus For Life 5.09 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by one or more Credits if you make no withdrawals during certain Contract Years, up to limits described in the "Credits" section, above;



     - as a result of a Step-Up of the guarantee (see preceding section) to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment (up to specified limits).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. We reduce your Contract Value and your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



We may reduce the Benefit Base and Lifetime Income Amount if you take Excess Withdrawals.



EXCESS WITHDRAWALS. We reduce guaranteed minimum amounts for future withdrawals if you take withdrawals for more than the amount permitted under the terms of the Rider you select. Your future Lifetime Income Amount could be significantly reduced if:



     -    you take withdrawals prior to the Lifetime Income Date, or



     - your Contract Value declines due to poor investment performance to an amount that is less than your Benefit Base, and you then take Excess Withdrawals.



An Excess Withdrawal is:



     - a withdrawal (including applicable withdrawal charges) you take before the Lifetime Income Date; or



     - a withdrawal (including applicable withdrawal charges) you take on or after the Lifetime Income Date that, together with all other withdrawals during a Contract Year (including any applicable withdrawal charges), exceeds the Lifetime Income Amount for that Contract Year.



We do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.



WITHDRAWALS BEFORE THE LIFETIME INCOME DATE. Each time you take a withdrawal before the Lifetime Income Date, we generally reduce the Benefit Base on a pro rata basis. This means that we reduce the Benefit Base in the same proportion that your Contract

Value is reduced by the Withdrawal Amount. We use a different method if you take a withdrawal under our Life Expectancy Distribution Program (see "Pre-Authorized Withdrawals - Life Expectancy Distribution Program" below).



EXAMPLE: Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider that names you as the Covered Person when you are 45. Now assume that in the eighth Contract Year, when you are 53, the Contract Value is $80,000, the Benefit Base is $90,000, no withdrawal charges apply under your Contract, and you withdraw $5,000 of Contract Value.



In this case, you would reduce your Contract Value by 6.25% (i.e., $5,000/$80,000) and we would reduce your Benefit Base by the same percentage ($90,000 x 0.0625, or $5,625). The Benefit Base after the Excess Withdrawal would be $90,000 - $5,625, or $84,375.



If you experience unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) and then take withdrawals, your future Lifetime Income Amount could be significantly reduced. If Contract Value and your Benefit Base declines to zero before the Lifetime Income Date, you will lose the guaranteed minimum withdrawal benefit under the Rider. (See "Settlement Phase" below.)



Note: withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").



WITHDRAWALS AFTER THE LIFETIME INCOME DATE. Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal (i.e., a withdrawal, including any withdrawal charges, that exceeds the Lifetime Income Amount when combined with any other withdrawal(s) for that Contract Year). If so, we will reduce the Benefit Base on a pro rata basis. We do this by reducing your Benefit Base in the same proportion that your Contract Value is reduced by the entire amount of the withdrawal.



Each time we reduce the Benefit Base, we also reduce the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also will reduce the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



EXAMPLE (Income Plus For Life 5.09): Assume that you purchase a Contract with an Income Plus For Life 5.09 Rider. Also assume that when you are age 62, the Contract Value is $100,000, the Benefit Base is $110,000, and the Lifetime Income Amount is $5,500. If you withdraw $10,000, you would reduce your Contract Value by 10% ($10,000/$100,000) and since this is an Excess Withdrawal we would reduce your Benefit Base by the same percentage ($110,000 x .10 = $11,000). The Benefit Base after the Excess Withdrawal would be $99,000 ($110,000 - $11,000) and the Lifetime Income Amount would be $4,950 (.05 x $99,000).



EXAMPLE (Income Plus For Life - Joint Life 5.09): Assume that you purchase a Contract with an Income Plus For Life - Joint Life 5.09 Rider. Also assume that when the younger Covered Person is age 62, the Contract Value is $100,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reduce your Benefit Base by 4.78% (($10,000-$5,225)/$100,000). The new Benefit Base will be $104,747 ($110,000 -
4.78% x $110,000 = $110,000 - $5,253). The new Lifetime Income Amount is $4,976
(4.75% x $104,747).



EXCESS WITHDRAWALS, WITH LIMITED EXCEPTIONS, LOWER THE LIFETIME INCOME AMOUNT GUARANTEED FOR FUTURE WITHDRAWALS. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) THE REDUCTION COULD BE SIGNIFICANTLY MORE THAN THE AMOUNT OF THE EXCESS WITHDRAWAL.



We do not reduce the Benefit Base and/or the Lifetime Income Amount:



     - if the withdrawals are taken under our Life Expectancy Distribution Program, or



     - if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. (Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.)



The Income Plus For Life 5.09 Rider enters the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See "Settlement Phase" below. The Income Plus For Life 5.09 benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



PRE-AUTHORIZED WITHDRAWALS - THE INCOME MADE EASY PROGRAM. If you purchase an Income Plus For Life 5.09 Series Rider with a Contract, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. We currently offer our Income Made Easy Program for Contracts with the Rider to provide income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for the Rider you purchase.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount ("full allowable amount") under your Rider, which will automatically increase to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment; (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option will reduce your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution Program that would exceed the full allowable amount; (D) the annual amount under our Life Expectancy Distribution Program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.



Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the Program until you re-enroll) if:



     -    you select option A, B or C; and



     - you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.



Income Made Easy withdrawals, like other withdrawals:



     - may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before age 59 1/2, a 10% IRS penalty tax;



     -    reduce the death benefit and other optional benefits; and



     - cancel your eligibility to earn a Credit under the provisions of your Income Plus For Life 5.09 Series Rider during any Contract Year in which you receive a payment under the program.



If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Income Plan (see "Special Withdrawal Services
- The Income Plan" in "V. Description of the Contract") if you enroll in the Income Made Easy Program.



PRE-AUTHORIZED WITHDRAWALS - LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). The Life Expectancy Distribution Program may provide one or more of the following:



     - Pre-59 1/2 Distributions - these are payments made at the request of the Owner that are intended to comply with Code Section 72(q)(2)(D) or
          Section 72(t)(2)(A)(iv); or



     - Nonqualified Death Benefit Stretch Distributions - these are payments made to the Beneficiary that are intended to comply with Code Section 72(s)(2); or



     - Qualified Death Benefit Stretch Distributions these are payments we calculate to comply with Code Section 401(a)(9), Section 403(b)(10),
          Section 408(b)(3), or Section 408A(c)(5); or



     - Required Minimum Distributions and "Qualified Death Benefit Stretch Distributions - these are payments we calculate to comply with Code
          Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A(c)(5). For further information on such distributions, including special tax treatment relating to calendar year 2009, please see "Required Minimum Distributions" in "VII. Federal Tax Matters."



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. We will reduce your Benefit Base by the amount of the withdrawal if you take a withdrawal under the Life Expectancy Distribution program prior to the Lifetime Income Date. We will not reduce your Benefit Base or Lifetime Income Amount if a withdrawal under the Life Expectancy Distribution program on or after the Lifetime Income Date (for an amount we calculate based on our current understanding and interpretation of federal tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchase.



If you are interested in the Life Expectancy Program, you may obtain further information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in this program. The withdrawals you take while participating in the Income Plan (see "Special Withdrawal Services - The Income Plan" in "V. Description of the Contract") or the Income Made Easy Program (see the preceding section) may fulfill the substantially equal periodic payments of a Life Expectancy Program.



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. If you participate in our Life Expectancy Distribution Program, we will make a withdrawal for Required Minimum Distributions and Qualified Death Benefit Stretch Distributions for tax year 2009 unless you notify us in writing otherwise. (Please see "Temporary Waiver of RMDs for 2009" in "VII. Federal Tax Matters" for more information.) You should discuss these matters with a qualified tax advisor.



SETTLEMENT PHASE. We automatically begin making payments to you under the "Settlement Phase" of a GMWB Rider if your Contract Value reduces to zero and you satisfy the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments for, apply additional Credits or make any Step-Ups to, or deduct any charges from a GMWB Rider during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



The Settlement Phase under an Income Plus For Life 5.09 Series Rider begins if:



     -    the Contract Value reduces to zero at any time during a Contract Year;
          and



     -    there were no Excess Withdrawals during that Contract Year; and



     -    the Benefit Base is still greater than zero at the time.



There is no Settlement Phase under an Income Plus For Life 5.09 Series Rider if:



     - you take any withdrawal before the earliest available Lifetime Income Date and the Contract Value declines to zero during the Contract Year of the withdrawal; or



     - you take a withdrawal on or after the earliest available Lifetime Income Date that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal.



YOU WILL LOSE THE ABILITY TO RECEIVE LIFETIME INCOME AMOUNTS IF YOU WITHDRAW MORE THAN THE LIFETIME INCOME AMOUNT DURING A CONTRACT YEAR AND THE CONTRACT VALUE DECLINES TO ZERO.



The settlement amount we pay to you under the Rider varies:



     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.



     - (for Income Plus For Life 5.09) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - (for Income Plus For Life - Joint Life 5.09) If you purchased the Rider before the younger Covered Person attained age 58 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).



     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a GMWB Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "Pay-out Period Provisions" in "V. Description of the Contract."



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our GMWB Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

     -    you reduce the Contract Value available for annuitization; and



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for tax considerations related to optional benefit Riders.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Impact of Death Benefits



Our GMWB Riders end if a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



We reduce your death benefit each time you take a withdrawal.



EXAMPLE: If you take a withdrawal of $8,000 when your Account Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we will reduce your Guaranteed Minimum Death Benefit on a pro-rata basis. That means we will reduce the Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 - 10% x $100,000).



INCOME PLUS FOR LIFE 5.09. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                              THEN
IF THE DECEASED OWNER IS:     INCOME PLUS FOR LIFE 5.09:
---------------------------   ----------------------------------------------------------------------
1.   Not the Covered Person   -    may continue if the Beneficiary elects to continue the Contract within the time we permit under our administrative rules. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also
                                   recalculate the Lifetime Income Amount to equal the Benefit Rate then in effect multiplied by the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base.

                              -    enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime
                                   Income Amount for the year of withdrawal is still greater than zero.

                              -    continues to be eligible for any remaining Credits and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-Ups if we increase the rate of the Income Plus For Life 5.09 fee at that time.

2.   The Covered Person       -    ends without any further benefit.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus For Life 5.09 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



INCOME PLUS FOR LIFE - JOINT LIFE 5.09. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an Income Plus For Life
- Joint Life 5.09 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either
(b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased Owner and a tax-qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).



If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus For Life - Joint Life 5.09 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee (see "Fee for Income Plus For Life 5.09 Series Riders" earlier in this Appendix). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus For Life - Joint Life 5.09 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus For Life - Joint Life 5.09 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



Death Benefits during the Settlement Phase. If death occurs during an Income Plus For Life - Joint Life 5.09 Rider's Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount. WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Termination of Rider



You may not terminate an Income Plus For Life 5.09 Series Rider once it is in effect. However, an Income Plus For Life 5.09 Series Rider will terminate automatically upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



     -    the date an Annuity Option begins;



     -    the date the Contract Value and the Benefit Base both equal zero;



     -    (for Income Plus For Life 5.09) the death of the Covered Person;



     - (for Income Plus For Life - Joint Life 5.09) the death of the last Covered Person remaining under the Rider;



     - the date a new GMWB Rider becomes effective under any exchange program that we may make available; or



     -    termination of the Contract.



You should consult with your financial professional to assist you in determining whether an Income Plus For Life 5.09 Series Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and a Covered Person must reach the Lifetime Income Date and remain living for you to receive certain benefits. Furthermore, Income Plus For Life
5.09 Series Riders limit the Investment Options otherwise available under the Contract, require you to defer taking withdrawals to receive certain benefits, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if an Income Plus For Life 5.09Series Rider is suitable for your needs, especially at older ages.

                 Appendix U: Tables of Accumulation Unit Values


The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see "III. Fee Tables" for additional information on these charges.)


The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Wealthmark Contracts with no optional benefit Riders;

     -    Wealthmark Contracts with the Enhanced Earnings optional benefit
          Rider; and

     -    Wealthmark Contracts with the Payment Enhancement optional benefit
          Rider.


Please note that fees for Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Accelerated Beneficiary Protection Death Benefit and the GMWB Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

                                    VERSION B
                          (Wealthmark Variable Annuity)
                          (previously issued contracts)

Wealthmark ALL

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A
              ACCUMULATION UNIT VALUES- WEALTHMARK VARIABLE ANNUITY

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         12.249     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.586     12.249         --         --         --         --        --        --        --        --
Wealthmark No. of Units     3,207,544  3,636,231         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    329,044    351,590         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         12.233     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.561     12.233         --         --         --         --        --        --        --        --
No. of Units                  348,730    405,345         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         12.221     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.542     12.221         --         --         --         --        --        --        --        --
No. of Units                   15,419     22,423         --         --         --         --        --        --        --        --
ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.215     13.102         --         --         --         --        --        --        --        --
Value at End of Year           11.643     13.215         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,091,044  1,523,314         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     99,021    132,962         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.145     13.049         --         --         --         --        --        --        --        --
Value at End of Year           11.558     13.145         --         --         --         --        --        --        --        --
No. of Units                  118,420    170,957         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.092     13.010         --         --         --         --        --        --        --        --
Value at End of Year           11.494     13.092         --         --         --         --        --        --        --        --
No. of Units                   22,155     25,839         --         --         --         --        --        --        --        --
AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX
TRUST EFF 5-03-2007)
SERIES I SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     22.370     19.416     15.897     13.751    12.500        --        --        --
Value at End of Year               --         --     27.677     22.370     19.416     15.897    13.751        --        --        --
Wealthmark No. of Units            --         --    120,435    135,340    114,215     10,468       437        --        --        --
NY Wealthmark No. of Units         --         --      6,605      7,051      6,060      2,979        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     22.226     19.330     15.936     13.757    12.500        --        --        --
Value at End of Year               --         --     27.444     22.226     19.330     15.936    13.757        --        --        --
No. of Units                       --         --     10,897      9,657     12,340    101,580     5,495        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     22.119     19.265     15.868     15.313        --        --        --        --
Value at End of Year               --         --     27.271     22.119     19.265     15.868        --        --        --        --
No. of Units                       --         --      6,361      4,357      3,130        469        --        --        --        --
ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited
9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     16.440     17.795     14.956     12.799    12.500        --        --        --
Value at End of Year               --         --     16.936     16.440     17.795     14.956    12.799        --        --        --
Wealthmark No. of Units            --         --  1,018,005  1,106,591    249,717     83,239     1,097        --        --        --
NY Wealthmark No. of Units         --         --     90,811     90,815     18,238     28,262        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     16.334     17.716     14.993     12.805    12.500        --        --        --
Value at End of Year               --         --     16.793     16.334     17.716     14.993    12.805        --        --        --
No. of Units                       --         --     67,370     70,552     50,751    926,293    16,012        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     16.255     17.657     14.928     14.466        --        --        --        --
Value at End of Year               --         --     16.687     16.255     17.657     14.928        --        --        --        --
No. of Units                       --         --     12,792     13,021      2,700      3,872        --        --        --        --
ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     20.032     15.415     16.684     12.629    12.500        --        --        --
Value at End of Year               --         --     23.500     20.032     15.415     16.684    12.629        --        --        --
Wealthmark No. of Units            --         --    243,915    223,849  1,218,218     31,250       811        --        --        --
NY Wealthmark No. of Units         --         --     20,475     18,632     99,652      6,335        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.903     15.346     16.725     12.635    12.500        --        --        --
Value at End of Year               --         --     23.302     19.903     15.346     16.725    12.635        --        --        --
No. of Units                       --         --     44,618     50,877     93,621    178,102    13,628        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.807     15.295     16.653     16.292        --        --        --        --
Value at End of Year               --         --     23.155     19.807     15.295     16.653        --        --        --        --
No. of Units                       --         --        654      1,678     21,538      2,700        --        --        --        --
ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         19.122     20.097         --         --         --         --        --        --        --        --
Value at End of Year           11.360     19.122         --         --         --         --        --        --        --        --
Wealthmark No. of Units       201,654    265,205         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     22,565     22,780         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         18.908     19.898         --         --         --         --        --        --        --        --
Value at End of Year           11.210     18.908         --         --         --         --        --        --        --        --
No. of Units                   43,910     44,286         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         18.749     19.750         --         --         --         --        --        --        --        --
Value at End of Year           11.099     18.749         --         --         --         --        --        --        --        --
No. of Units                      858        859         --         --         --         --        --        --        --        --
AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         16.357     17.629         --         --         --         --        --        --        --        --
Value at End of Year           11.317     16.357         --         --         --         --        --        --        --        --
Wealthmark No. of Units       181,553    115,332         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     10,846      6,562         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.471     17.629         --         --         --         --        --        --        --        --
Value at End of Year           12.063     17.471         --         --         --         --        --        --        --        --
No. of Units                   13,273      8,197         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.453     17.629         --         --         --         --        --        --        --        --
Value at End of Year           12.033     17.453         --         --         --         --        --        --        --        --
No. of Units                      668      3,249         --         --         --         --        --        --        --        --
AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.212     13.263         --         --         --         --        --        --        --        --
Value at End of Year           11.749     13.212         --         --         --         --        --        --        --        --
Wealthmark No. of Units        65,310     31,935         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      3,487        437         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.149     13.216         --         --         --         --        --        --        --        --
Value at End of Year           11.669     13.149         --         --         --         --        --        --        --        --
No. of Units                   19,332     29,323         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     13.181         --         --         --         --        --        --        --        --
Value at End of Year               --     13.101         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         12.565     12.500         --         --         --         --        --        --        --        --
Value at End of Year            8.553     12.565         --         --         --         --        --        --        --        --
Wealthmark No. of Units        23,616      3,209         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         12.561     12.500         --         --         --         --        --        --        --        --
Value at End of Year            8.533     12.561         --         --         --         --        --        --        --        --
No. of Units                       --      3,245         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     12.500         --         --         --         --        --        --        --        --
Value at End of Year               --     12.559         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         12.560     12.500         --         --         --         --        --        --        --        --
Value at End of Year            8.068     12.560         --         --         --         --        --        --        --        --
Wealthmark No. of Units       151,381    137,616         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        389      3,249         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         12.557     12.500         --         --         --         --        --        --        --        --
Value at End of Year            8.050     12.557         --         --         --         --        --        --        --        --
No. of Units                    8,082      8,198         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         12.554     12.500         --         --         --         --        --        --        --        --
Value at End of Year            8.036     12.554         --         --         --         --        --        --        --        --
No. of Units                    3,997         --         --         --         --         --        --        --        --        --
AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.230     13.002         --         --         --         --        --        --        --        --
Value at End of Year            7.999     13.230         --         --         --         --        --        --        --        --
Wealthmark No. of Units        76,034      8,792         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      4,100      2,565         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.212     12.988         --         --         --         --        --        --        --        --
Value at End of Year            7.972     13.212         --         --         --         --        --        --        --        --
No. of Units                    5,494        224         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.199     12.978         --         --         --         --        --        --        --        --
Value at End of Year            7.952     13.199         --         --         --         --        --        --        --        --
No. of Units                    5,205         --         --         --         --         --        --        --        --        --
AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.502     13.928         --         --         --         --        --        --        --        --
Value at End of Year            6.152     13.502         --         --         --         --        --        --        --        --
Wealthmark No. of Units        29,674      1,024         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,633         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.484     13.913         --         --         --         --        --        --        --        --
Value at End of Year            6.131     13.484         --         --         --         --        --        --        --        --
No. of Units                    3,391         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     13.902         --         --         --         --        --        --        --        --
Value at End of Year               --     13.471         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         22.879     22.163         --         --         --         --        --        --        --        --
Value at End of Year           12.570     22.879         --         --         --         --        --        --        --        --
Wealthmark No. of Units       337,855    233,294         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        657      2,086         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         22.667     21.987         --         --         --         --        --        --        --        --
Value at End of Year           12.429     22.667         --         --         --         --        --        --        --        --
No. of Units                   16,504     17,785         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         22.509     21.855         --         --         --         --        --        --        --        --
Value at End of Year           12.323     22.509         --         --         --         --        --        --        --        --
No. of Units                    1,512         --         --         --         --         --        --        --        --        --
AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         20.147     20.629         --         --         --         --        --        --        --        --
Value at End of Year           12.283     20.147         --         --         --         --        --        --        --        --
Wealthmark No. of Units       157,491    120,574         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        471        485         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         19.960     20.465         --         --         --         --        --        --        --        --
Value at End of Year           12.145     19.960         --         --         --         --        --        --        --        --
No. of Units                    5,663      6,861         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         19.821     20.343         --         --         --         --        --        --        --        --
Value at End of Year           12.042     19.821         --         --         --         --        --        --        --        --
No. of Units                    3,482         --         --         --         --         --        --        --        --        --
AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         11.971     12.119         --         --         --         --        --        --        --        --
Value at End of Year            8.925     11.971         --         --         --         --        --        --        --        --
Wealthmark No. of Units        40,050         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         11.955     12.106         --         --         --         --        --        --        --        --
Value at End of Year            8.895     11.955         --         --         --         --        --        --        --        --
No. of Units                       30         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         11.943     12.096         --         --         --         --        --        --        --        --
Value at End of Year            8.873     11.943         --         --         --         --        --        --        --        --
No. of Units                    5,188         --         --         --         --         --        --        --        --        --
AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         31.650     29.234         --         --         --         --        --        --        --        --
Value at End of Year           17.954     31.650         --         --         --         --        --        --        --        --
Wealthmark No. of Units        99,122     57,428         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      3,013      2,502         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         31.357     29.001         --         --         --         --        --        --        --        --
Value at End of Year           17.751     31.357         --         --         --         --        --        --        --        --
No. of Units                    5,146      6,121         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         31.139     28.828         --         --         --         --        --        --        --        --
Value at End of Year           17.601     31.139         --         --         --         --        --        --        --        --
No. of Units                      494         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         14.927     14.478         --         --         --         --        --        --        --        --
Value at End of Year            8.440     14.927         --         --         --         --        --        --        --        --
Wealthmark No. of Units        83,526     57,170         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,218         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         14.907     14.463         --         --         --         --        --        --        --        --
Value at End of Year            8.412     14.907         --         --         --         --        --        --        --        --
No. of Units                    4,273      2,781         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     14.451         --         --         --         --        --        --        --        --
Value at End of Year               --     14.892         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.353     16.755         --         --         --         --        --        --        --        --
Value at End of Year            9.816     17.353         --         --         --         --        --        --        --        --
Wealthmark No. of Units        74,008     58,233         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units         97        102         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.158     16.589         --         --         --         --        --        --        --        --
Value at End of Year            9.687     17.158         --         --         --         --        --        --        --        --
No. of Units                   14,882      9,460         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.014     16.465         --         --         --         --        --        --        --        --
Value at End of Year            9.591     17.014         --         --         --         --        --        --        --        --
No. of Units                    1,664      3,305         --         --         --         --        --        --        --        --
CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         16.285     15.434         --         --         --         --        --        --        --        --
Value at End of Year           10.059     16.285         --         --         --         --        --        --        --        --
Wealthmark No. of Units        27,162     29,780         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         16.102     15.281         --         --         --         --        --        --        --        --
Value at End of Year            9.926     16.102         --         --         --         --        --        --        --        --
No. of Units                      747        151         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     15.168         --         --         --         --        --        --        --        --
Value at End of Year               --     15.967         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
CAPITAL APPRECIATION VALUE TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         12.500         --         --         --         --         --        --        --        --        --
Value at End of Year            9.068         --         --         --         --         --        --        --        --        --
Wealthmark No. of Units        49,851         --         --         --         --         --        --        --        --        --
CLASSIC VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         14.564     18.048         --         --         --         --        --        --        --        --
Value at End of Year            7.801     14.564         --         --         --         --        --        --        --        --
Wealthmark No. of Units         6,024      6,400         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,107         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         14.458     17.940         --         --         --         --        --        --        --        --
Value at End of Year            7.728     14.458         --         --         --         --        --        --        --        --
No. of Units                    1,138        187         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     17.859         --         --         --         --        --        --        --        --
Value at End of Year               --     14.379         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
CORE ALLOCATION PLUS TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year         12.500         --         --         --         --         --        --        --        --        --
Value at End of Year            8.750         --         --         --         --         --        --        --        --        --
Wealthmark No. of Units         1,101         --         --         --         --         --        --        --        --        --
CORE EQUITY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         14.282     16.161         --         --         --         --        --        --        --        --
Value at End of Year            6.395     14.282         --         --         --         --        --        --        --        --
Wealthmark No. of Units         3,201      4,438         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,575         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         14.178     16.064         --         --         --         --        --        --        --        --
Value at End of Year            6.335     14.178         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     15.992         --         --         --         --        --        --        --        --
Value at End of Year               --     14.100         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     26.313     22.974     19.698     13.555    12.500        --        --        --
Value at End of Year               --         --     29.374     26.313     22.974     19.698    13.555        --        --        --
Wealthmark No. of Units            --         --     55,414     54,354     33,475      5,433        96        --        --        --
NY Wealthmark No. of Units         --         --      6,841      4,834      4,823      1,607        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     26.143     22.871     19.746     13.561    12.500        --        --        --
Value at End of Year               --         --     29.127     26.143     22.871     19.746    13.561        --        --        --
No. of Units                       --         --      6,938      8,631      6,869     17,980       362        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     26.017     22.795     19.673     19.536        --        --        --        --
Value at End of Year               --         --     28.943     26.017     22.795     19.673        --        --        --        --
No. of Units                       --         --         39        828         40         --        --        --        --        --
CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007)
- NAV SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     29.224     23.164     18.757     13.340    12.500        --        --        --
Value at End of Year               --         --     38.189     29.224     23.164     18.757    13.340        --        --        --
Wealthmark No. of Units            --         --    238,035    228,309    199,080     21,105       334        --        --        --
NY Wealthmark No. of Units         --         --     15,704     13,835      9,923      5,470        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     29.036     23.061     18.803     13.346    12.500        --        --        --
Value at End of Year               --         --     37.867     29.036     23.061     18.803    13.346        --        --        --
No. of Units                       --         --     28,113     34,002     30,867    132,213     2,871        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     28.895     22.984     18.722     18.236        --        --        --        --
Value at End of Year               --         --     37.628     28.895     22.984     18.722        --        --        --        --
No. of Units                       --         --      1,532      5,656      5,353        135        --        --        --        --
DISCIPLINED DIVERSIFICATION TRUST -CLASS B SHARES (units first credited 6-16-2008)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --         --         --        --        --        --        --
Value at End of Year            9.134         --         --         --         --         --        --        --        --        --
Wealthmark No. of Units         6,053         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited
9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     21.723     20.221     17.908     13.840    12.500        --        --        --
Value at End of Year               --         --     23.066     21.723     20.221     17.908    13.840        --        --        --
Wealthmark No. of Units            --         --    886,682    938,985    932,611     74,493     3,146        --        --        --
NY Wealthmark No. of Units         --         --     78,123     78,833     76,549     29,002        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     21.583     20.131     17.952     13.846    12.500        --        --        --
Value at End of Year               --         --     22.871     21.583     20.131     17.952    13.846        --        --        --
No. of Units                       --         --     89,683     92,859     93,694    657,053    30,194        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     21.478     20.064     17.875     17.221        --        --        --        --
Value at End of Year               --         --     22.727     21.478     20.064     17.875        --        --        --        --
No. of Units                       --         --     22,517     24,638     25,374      7,461        --        --        --        --
DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) (NOW OPTIMIZED ALL CAP
TRUST) - SERVICE SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     18.179     17.837     17.033     13.763    12.500        --        --        --
Value at End of Year               --         --     19.533     18.179     17.837     17.033    13.763        --        --        --
Wealthmark No. of Units            --         --     49,211     68,128     71,576      8,876     1,348        --        --        --
NY Wealthmark No. of Units         --         --      3,964      5,407      5,595        390        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     18.062     17.757     17.075     13.770    12.500        --        --        --
Value at End of Year               --         --     19.369     18.062     17.757     17.075    13.770        --        --        --
No. of Units                       --         --      7,476      7,533      9,070     58,272     4,103        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     17.975     17.698     17.012     16.751        --        --        --        --
Value at End of Year               --         --     19.246     17.975     17.698     17.012        --        --        --        --
No. of Units                       --         --      2,138      2,139      2,141         --        --        --        --        --
DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     16.429     16.034     15.250     13.182    12.500        --        --        --
Value at End of Year               --         --     17.792     16.429     16.034     15.250    13.182        --        --        --
Wealthmark No. of Units            --         --    651,852    710,666    722,056     63,630     3,229        --        --        --
NY Wealthmark No. of Units         --         --     59,451     60,602     97,891     31,793        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     16.323     15.963     15.288     13.188    12.500        --        --        --
Value at End of Year               --         --     17.642     16.323     15.963     15.288    13.188        --        --        --
No. of Units                       --         --     65,263     70,550     68,982    581,153    17,638        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     16.244     15.909     15.222     15.094        --        --        --        --
Value at End of Year               --         --     17.531     16.244     15.909     15.222        --        --        --        --
No. of Units                       --         --      4,454     12,190     11,417      3,314        --        --        --        --
DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     20.772     19.204     16.813     13.477    12.500        --        --        --
Value at End of Year               --         --     23.594     20.772     19.204     16.813    13.477        --        --        --
Wealthmark No. of Units            --         --    646,728    650,218    654,816     80,970     2,554        --        --        --
NY Wealthmark No. of Units         --         --     73,566     68,510     62,986     20,784        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     20.638     19.119     16.854     13.483    12.500        --        --        --
Value at End of Year               --         --     23.396     20.638     19.119     16.854    13.483        --        --        --
No. of Units                       --         --     79,298     89,385    105,356    444,499    17,806        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     20.538     19.055     17.254     16.789        --        --        --        --
Value at End of Year               --         --     23.248     20.538     19.055     17.254        --        --        --        --
No. of Units                       --         --      7,356      3,769      4,039        216        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007) (NOW TOTAL BOND MARKET TRUST A)
- CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year             --         --     12.547     12.500         --         --        --        --        --        --
Value at End of Year               --         --     12.908     12.547         --         --        --        --        --        --
Wealthmark No. of Units            --         --     14,678      7,352         --         --        --        --        --        --
NY Wealthmark No. of Units         --         --      2,180      1,939         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     12.530         --         --         --        --        --        --        --
Value at End of Year               --         --     12.865         --         --         --        --        --        --        --
No. of Units                       --         --      6,867         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     12.517         --         --         --        --        --        --        --
Value at End of Year               --         --     12.833         --         --         --        --        --        --        --
No. of Units                       --         --      3,484         --         --         --        --        --        --        --
DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     19.358     18.090     17.015     13.666    12.500        --        --        --
Value at End of Year               --         --     20.649     19.358     18.090     17.015    13.666        --        --        --
Wealthmark No. of Units            --         --  1,933,116  1,405,287    564,708     31,170     2,440        --        --        --
NY Wealthmark No. of Units         --         --    134,851    102,555     20,406      8,183        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.233     18.009     17.057     13.672    12.500        --        --        --
Value at End of Year               --         --     20.475     19.233     18.009     17.057    13.672        --        --        --
No. of Units                       --         --    198,663    112,102     37,509    476,741    23,254        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.140     17.949     16.983     16.963        --        --        --        --
Value at End of Year               --         --     20.346     19.140     17.949     16.983        --        --        --        --
No. of Units                       --         --      3,718      3,390        896        189        --        --        --        --
DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE MODERATE TRUST
EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --     13.643     13.255     12.500         --        --        --        --        --
Value at End of Year               --         --     14.639     13.643     13.255         --        --        --        --        --
Wealthmark No. of Units            --         --    955,432    828,363    244,455         --        --        --        --        --
NY Wealthmark No. of Units         --         --    124,303     84,849     36,206         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     13.606     13.245     12.500         --        --        --        --        --
Value at End of Year               --         --     14.570     13.606     13.245         --        --        --        --        --
No. of Units                       --         --     83,249     63,709     14,380         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     13.578     13.238     12.500         --        --        --        --        --
Value at End of Year               --         --     14.518     13.578     13.238         --        --        --        --        --
No. of Units                       --         --    127,772    112,172     56,329         --        --        --        --        --
DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year         14.132     13.815     13.484     13.425     13.046     12.655    12.500        --        --        --
Value at End of Year           11.189     14.132     13.815     13.484     13.425     13.046    12.655        --        --        --
Wealthmark No. of Units     1,242,781  1,571,822  1,746,755  1,845,843  1,986,687    191,978     5,127        --        --        --
NY Wealthmark No. of Units    129,251    178,064    195,083    202,292    201,103     25,524        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.985     13.699     13.397     13.365     13.079     12.660    12.500        --        --        --
Value at End of Year           11.050     13.985     13.699     13.397     13.365     13.079    12.660        --        --        --
No. of Units                  191,631    239,698    230,422    248,301    270,955  1,336,424    69,290        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.876     13.612     13.333     13.321     13.022     12.777        --        --        --        --
Value at End of Year           10.947     13.876     13.612     13.333     13.321     13.022        --        --        --        --
No. of Units                   15,708     18,322     18,157     18,011     26,041        272        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     21.299     19.774     17.954     14.096    12.500        --        --        --
Value at End of Year               --         --     24.016     21.299     19.774     17.954    14.096        --        --        --
Wealthmark No. of Units            --         --    915,913    954,778    940,931     62,274     1,718        --        --        --
NY Wealthmark No. of Units         --         --     60,199     60,582     46,354      8,817        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     21.162     19.686     17.998     14.103    12.500        --        --        --
Value at End of Year               --         --     23.814     21.162     19.686     17.998    14.103        --        --        --
No. of Units                       --         --    104,820    106,575    110,851    620,132    29,890        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     21.060     19.620     17.921     17.780        --        --        --        --
Value at End of Year               --         --     23.663     21.060     19.620     17.921        --        --        --        --
No. of Units                       --         --     14,473     22,413     23,249      4,361        --        --        --        --
DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP
EFF 9-15-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     20.232     18.357     14.604    12.500        --        --        --
Value at End of Year               --         --         --     19.860     20.232     18.357    14.604        --        --        --
Wealthmark No. of Units            --         --         --    263,120    274,535     19,799     1,307        --        --        --
NY Wealthmark No. of Units         --         --         --     15,951     20,930      3,894        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     20.142     18.402     14.611    12.500        --        --        --
Value at End of Year               --         --         --     19.733     20.142     18.402    14.611        --        --        --
No. of Units                       --         --         --     20,661     23,708    218,880    13,417        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --     20.075     13.323     17.907        --        --        --        --
Value at End of Year               --         --         --     19.637     20.075     13.323        --        --        --        --
No. of Units                       --         --         --      1,081        505        315        --        --        --        --
DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP
TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     22.449     21.173     18.851     14.568    12.500        --        --        --
Value at End of Year               --         --     22.666     22.449     21.173     18.851    14.568        --        --        --
Wealthmark No. of Units            --         --  2,450,094  1,989,519  1,965,399    236,381     9,488        --        --        --
NY Wealthmark No. of Units         --         --    154,789    104,740     92,964     32,415        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     22.304     21.079     18.897     14.575    12.500        --        --        --
Value at End of Year               --         --     25.949     22.304     21.079     18.897    14.575        --        --        --
No. of Units                       --         --    332,944    269,770    267,691  1,367,243    85,880        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     22.196     21.008     18.816     18.334        --        --        --        --
Value at End of Year               --         --     25.785     22.196     21.008     18.816        --        --        --        --
No. of Units                       --         --     11,648      1,594        597         62        --        --        --        --
DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     25.558     23.608     19.026     13.649    12.500        --        --        --
Value at End of Year               --         --     31.401     25.558     23.608     19.026    13.649        --        --        --
Wealthmark No. of Units            --         --    896,104    971,865    985,837     78,927     3,482        --        --        --
NY Wealthmark No. of Units         --         --     81,081     82,798     71,298     16,808        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     25.393     23.503     19.073     13.655    12.500        --        --        --
Value at End of Year               --         --     31.137     25.393     23.503     19.073    13.655        --        --        --
No. of Units                       --         --     87,564    100,327    105,062    659,732    46,577        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     25.270     23.424     18.991     19.084        --        --        --        --
Value at End of Year               --         --     30.940     25.270     23.424     18.991        --        --        --        --
No. of Units                       --         --      5,451      4,993      2,975      2,039        --        --        --        --
DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2005)
Contracts with no Optional Benefits
Value at Start of Year         23.076     22.321     19.648     12.500         --         --        --        --        --        --
Value at End of Year           14.253     23.076     22.321     19.648         --         --        --        --        --        --
Wealthmark No. of Units       532,039    598,236    683,312    827,396         --         --        --        --        --        --
NY Wealthmark No. of Units     87,282    143,309    130,755    167,280         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         22.836     22.133     19.521     12.500         --         --        --        --        --        --
Value at End of Year           14.076     22.836     22.133     19.521         --         --        --        --        --        --
No. of Units                   72,007     76,585     90,737    104,966         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         22.657     21.993     19.427     12.500         --         --        --        --        --        --
Value at End of Year           13.945     22.657     21.993     19.427         --         --        --        --        --        --
No. of Units                    1,036      9,869     10,889     12,256         --         --        --        --        --        --
DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     29.718     25.525     20.973     14.325    12.500        --        --        --
Value at End of Year               --         --     35.718     29.718     25.525     20.973    14.325        --        --        --
Wealthmark No. of Units            --         --    273,306    276,667    252,200     16,717        16        --        --        --
NY Wealthmark No. of Units         --         --     35,084     35,750     16,998      2,694        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     29.526     25.411     21.024     14.331    12.500        --        --        --
Value at End of Year               --         --     35.417     29.526     25.411     21.024    14.331        --        --        --
No. of Units                       --         --     26,664     30,447     26,240    137,718     4,781        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     29.384     25.326     20.934     20.801        --        --        --        --
Value at End of Year               --         --     35.193     29.384     25.326     20.934        --        --        --        --
No. of Units                       --         --      2,109      2,367      2,706      2,222        --        --        --        --
DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     23.599     19.536     17.286     13.620    12.500        --        --        --
Value at End of Year               --         --     30.172     23.599     19.536     17.286    13.620        --        --        --
Wealthmark No. of Units            --         --    240,812    200,859    166,470     52,375       745        --        --        --
NY Wealthmark No. of Units         --         --     21,874     19,550     20,043      6,312        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     23.447     19.449     17.328     13.626    12.500        --        --        --
Value at End of Year               --         --     29.918     23.447     19.449     17.328    13.626        --        --        --
No. of Units                       --         --     57,742     62,268     61,856    113,784    11,876        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     23.334     19.384     16.782     16.556        --        --        --        --
Value at End of Year               --         --     29.729     23.334     19.384     16.782        --        --        --        --
No. of Units                       --         --      4,645      8,537     10,418        606        --        --        --        --
DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT MONEY
MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     13.018     12.912     12.638     12.611    12.500        --        --        --
Value at End of Year               --         --     13.318     13.018     12.912     12.638    12.611        --        --        --
Wealthmark No. of Units            --         --    880,456    940,467  1,070,227    215,390    22,803        --        --        --
NY Wealthmark No. of Units         --         --     65,615     64,168     64,491     53,721        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     12.934     12.854     12.669     12.617    12.500        --        --        --
Value at End of Year               --         --     13.206     12.934     12.854     12.669    12.617        --        --        --
No. of Units                       --         --    174,912    182,298    189,521  1,152,571    75,809        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     12.872     12.811     12.614     12.375        --        --        --        --
Value at End of Year               --         --     13.122     12.872     12.811     12.614        --        --        --        --
No. of Units                       --         --     73,125     80,826     83,395     46,575        --        --        --        --
DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     19.261     18.473     17.023     13.669    12.500        --        --        --
Value at End of Year               --         --     21.516     19.261     18.473     17.023    13.669        --        --        --
Wealthmark No. of Units            --         --    625,820    652,721    386,244     41,670     1,935        --        --        --
NY Wealthmark No. of Units         --         --     73,204     75,422     55,603     19,704        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.137     18.390     17.065     13.675    12.500        --        --        --
Value at End of Year               --         --     21.335     19.137     18.390     17.065    13.675        --        --        --
No. of Units                       --         --     69,108     71,482     58,953    238,149     7,943        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.044     18.329     17.002     16.731        --        --        --        --
Value at End of Year               --         --     21.200     19.044     18.329     17.002        --        --        --        --
No. of Units                       --         --     16,895     18,604      3,729         --        --        --        --        --
DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF 12-12-07)
(units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --     14.339     13.715     12.500         --        --        --        --        --
Value at End of Year               --         --     15.931     14.339     13.715         --        --        --        --        --
Wealthmark No. of Units            --         --  3,825,435  3,743,554    849,899         --        --        --        --        --
NY Wealthmark No. of Units         --         --    711,854    724,886    224,387         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     14.300     13.705     12.500         --        --        --        --        --
Value at End of Year               --         --     15.855     14.300     13.705         --        --        --        --        --
No. of Units                       --         --    197,062    195,715     76,502         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     14.270     13.697     12.500         --        --        --        --        --
Value at End of Year               --         --     15.799     14.270     13.697         --        --        --        --        --
No. of Units                       --         --    281,793    245,105     38,886         --        --        --        --        --
DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     19.637     18.428     17.077     13.026    12.500        --        --        --
Value at End of Year               --         --     20.482     19.637     18.428     17.077    13.026        --        --        --
Wealthmark No. of Units            --         --    371,693    383,673    397,506     23,734     1,684        --        --        --
NY Wealthmark No. of Units         --         --     33,037     34,864     31,922      9,066        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.511     18.346     17.119     13.032    12.500        --        --        --
Value at End of Year               --         --     20.310     19.511     18.346     17.119    13.032        --        --        --
No. of Units                       --         --     27,092     29,710     31,663    288,443    11,992        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.416     18.284     17.046     17.636        --        --        --        --
Value at End of Year               --         --     20.181     19.416     18.284     17.046        --        --        --        --
No. of Units                       --         --     11,699     11,289     13,436      2,417        --        --        --        --
DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     18.331     17.975     16.225     13.280    12.500        --        --        --
Value at End of Year               --         --     19.905     18.331     17.975     16.225    13.280        --        --        --
Wealthmark No. of Units            --               872,531    911,413    952,727    114,211     9,325        --        --        --
NY Wealthmark No. of Units         --         --     54,788     58,888     54,727     19,118        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
Wealthmark Contracts with EER
Value at Start of Year             --         --     18.213     17.895     16.265     13.286    12.500        --        --        --
Value at End of Year               --         --     19.738     18.213     17.895     16.265    13.286        --        --        --
No. of Units                       --         --    106,206     99,402    115,793    705,208    21,076        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     18.125     17.835     16.195     15.938        --        --        --        --
Value at End of Year               --         --     19.613     18.125     17.835     16.195        --        --        --        --
No. of Units                       --         --     12,419     11,002     11,793        292        --        --        --        --
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE ALLOCATION VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     13.044     12.500         --        --        --        --        --
Value at End of Year               --         --         --     13.317     13.044         --        --        --        --        --
Wealthmark No. of Units            --                    --    228,618      7,772         --        --        --        --        --
NY Wealthmark No. of Units         --         --         --     22,356      4,960         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     13.034     12.500         --        --        --        --        --
Value at End of Year               --         --         --     13.281     13.034         --        --        --        --        --
No. of Units                       --         --         --     25,418         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --     13.027     12.500         --        --        --        --        --
Value at End of Year               --         --         --     13.253     13.027         --        --        --        --        --
No. of Units                       --         --         --      8,096      7,301         --        --        --        --        --
DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     22.592     20.097     17.253     13.545    12.500        --        --        --
Value at End of Year               --         --     27.861     22.592     20.097     17.253    13.545        --        --        --
Wealthmark No. of Units            --         --    582,814    615,970    619,713     40,814     1,135        --        --        --
NY Wealthmark No. of Units         --         --     26,959     27,845     21,226      4,947        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     22.446     20.007     17.295     13.552    12.500        --        --        --
Value at End of Year               --         --     27.626     22.446     20.007     17.295    13.552        --        --        --
No. of Units                       --         --     53,405     56,279     55,109    400,008    15,411        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     22.338     19.940     17.232     16.837        --        --        --        --
Value at End of Year               --         --     27.452     22.338     19.940     17.232        --        --        --        --
No. of Units                       --         --      3,059      2,177      3,089         --        --        --        --        --
DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     21.944     19.230     16.736     13.336    12.500        --        --        --
Value at End of Year               --         --     27.145     21.944     19.230     16.736    13.336        --        --        --
Wealthmark No. of Units            --         --    530,684    505,062    525,807     74,667     2,475        --        --        --
NY Wealthmark No. of Units         --         --     62,558     52,614     49,108     10,027        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     21.802     19.144     16.777     13.342    12.500        --        --        --
Value at End of Year               --         --     26.916     21.802     19.144     16.777    13.342        --        --        --
No. of Units                       --         --     83,008     93,091     97,620    274,116    20,073        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     21.697     19.080     16.705     16.242        --        --        --        --
Value at End of Year               --         --     26.746     21.697     19.080     16.705        --        --        --        --
No. of Units                       --         --      9,054      5,760      3,882        496        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF
5-03-2007) (NOW OPTIMIZED ALL CAP TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     20.054     18.204     16.578     13.534    12.500        --        --        --
Value at End of Year               --         --     21.354     20.054     18.204     16.578    13.534        --        --        --
Wealthmark No. of Units            --         --    466,543    461,676    481,109     46,514       499        --        --        --
NY Wealthmark No. of Units         --         --     38,317     38,914     38,213     13,623        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.925     18.123     16.619     13.540    12.500        --        --        --
Value at End of Year               --         --     21.175     19.925     18.123     16.619    13.540        --        --        --
No. of Units                       --         --     73,965     74,651     73,472    336,702    16,059        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.828     18.062     16.557     16.107        --        --        --        --
Value at End of Year               --         --     21.041     19.828     18.062     16.557        --        --        --        --
No. of Units                       --         --      3,102      3,066      3,266         --        --        --        --        --
DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH ALLOCATION
VIP EFF 12-08-2006) (NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     19.088     17.209     13.851    12.500        --        --        --
Value at End of Year               --         --         --     20.164     19.088     17.209    13.851        --        --        --
Wealthmark No. of Units            --         --         --    171,006    167,881     27,423       504        --        --        --
NY Wealthmark No. of Units         --         --         --      6,165      6,112      3,785        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     19.002     17.251     13.858    12.500        --        --        --
Value at End of Year               --         --         --     20.034     19.002     17.251    13.858        --        --        --
No. of Units                       --         --         --     23,456     28,159    122,952     5,064        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     16.547     17.192        --        --        --        --
Value at End of Year               --         --         --         --     18.939     16.547        --        --        --        --
No. of Units                       --         --         --         --         --      1,462        --        --        --        --
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF 5-03-2007)
(NOW OPTIMIZED VALUE TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     19.773     19.740     18.212     13.999    12.500        --        --        --
Value at End of Year               --         --     22.416     19.773     19.740     18.212    13.999        --        --        --
Wealthmark No. of Units            --         --    507,936    546,659    550,725     35,379     1,533        --        --        --
NY Wealthmark No. of Units         --         --    111,522    115,631    114,862     19,703        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.645     19.652     18.257     14.006    12.500        --        --        --
Value at End of Year               --         --     22.227     19.645     19.652     18.257    14.006        --        --        --
No. of Units                       --         --     56,240     62,992     58,880    354,801     9,195        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.550     19.586     18.178     17.947        --        --        --        --
Value at End of Year               --         --     22.087     19.550     19.586     18.178        --        --        --        --
No. of Units                       --         --      4,099      4,115      3,673        935        --        --        --        --
DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     21.115     19.166     14.399    12.500        --        --        --
Value at End of Year               --         --         --     23.576     21.115     19.166    14.399        --        --        --
Wealthmark No. of Units            --         --         --    106,780    105,946     25,262       406        --        --        --
NY Wealthmark No. of Units         --         --         --      4,581      4,134      2,235        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     19.718     19.214     14.405    12.500        --        --        --
Value at End of Year               --         --         --     23.424     21.021     19.214    14.405        --        --        --
No. of Units                       --         --         --     30,095     32,057     82,531     4,368        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --     19.652     19.131     18.847        --        --        --        --
Value at End of Year               --         --         --     23.311     20.951     19.131        --        --        --        --
No. of Units                       --         --         --      1,871      1,921      1,920        --        --        --        --
DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     12.965     12.500         --        --        --        --        --
Value at End of Year               --         --         --     14.418     12.965         --        --        --        --        --
Wealthmark No. of Units            --         --         --     25,643        962         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     12.961     12.500         --        --        --        --        --
Value at End of Year               --         --         --     14.386     12.961         --        --        --        --        --
No. of Units                       --         --         --        938         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     12.500         --        --        --        --        --
Value at End of Year               --         --         --         --     12.959         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP EFF
9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     20.910     18.018     14.491    12.500        --        --        --
Value at End of Year               --         --         --     19.572     20.910     18.018    14.491        --        --        --
Wealthmark No. of Units            --         --         --    524,416    510,301     60,256     1,268        --        --        --
NY Wealthmark No. of Units         --         --         --     48,698     47,032      3,143        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     20.816     18.062     14.497    12.500        --        --        --
Value at End of Year               --         --         --     19.446     20.816     18.062    14.497        --        --        --
No. of Units                       --         --         --     86,424     90,305    264,041    14,488        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --     20.747     17.985     17.898        --        --        --        --
Value at End of Year               --         --         --     19.352     20.747     17.985        --        --        --        --
No. of Units                       --         --         --      5,247      6,457      1,101        --        --        --        --
DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF 5-03-2007)
(NOW MID CAP INDEX TRUST) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     22.394     12.500     19.339     14.727    12.500        --        --        --
Value at End of Year               --         --     24.412     22.394     19.806     19.339    14.727        --        --        --
Wealthmark No. of Units            --         --     94,067     95,663     95,838      7,954        --        --        --        --
NY Wealthmark No. of Units         --         --     15,707     17,563     16,796      3,254        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     22.249     12.500     19.387     14.734    12.500        --        --        --
Value at End of Year               --         --     24.206     22.249     19.718     19.387    14.734        --        --        --
No. of Units                       --         --     10,549      9,932      9,432     80,945     3,726        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     22.142     12.500     19.303     18.264        --        --        --        --
Value at End of Year               --         --     24.053     22.142     19.652     19.303        --        --        --        --
No. of Units                       --         --      2,022      1,942      1,921      1,798        --        --        --        --
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED TRUST EFF
12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --     13.964     13.479     12.500         --        --        --        --        --
Value at End of Year               --         --     15.276     13.964     13.479         --        --        --        --        --
Wealthmark No. of Units            --         --  3,107,944  3,170,402    553,618         --        --        --        --        --
NY Wealthmark No. of Units         --         --    567,900    501,438    316,029         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
Wealthmark Contracts with EER
Value at Start of Year             --         --     13.926     13.469     12.500         --        --        --        --        --
Value at End of Year               --         --     15.204     13.926     13.469         --        --        --        --        --
No. of Units                       --         --    314,487    285,880     38,095         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     13.897     13.461     12.500         --        --        --        --        --
Value at End of Year               --         --     15.150     13.897     13.461         --        --        --        --        --
No. of Units                       --         --    189,395    184,043     35,023         --        --        --        --        --
DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     12.387     12.263     12.341     12.488    12.500        --        --        --
Value at End of Year               --         --     12.734     12.387     12.263     12.341    12.488        --        --        --
Wealthmark No. of Units            --         --    748,003    672,008    712,036    179,729     3,544        --        --        --
NY Wealthmark No. of Units         --         --     20,812     25,946     29,316     61,837        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     12.307     12.209     12.372     12.494    12.500        --        --        --
Value at End of Year               --         --     12.627     12.307     12.209     12.372    12.494        --        --        --
No. of Units                       --         --    146,456    145,491    158,337    742,432    96,701        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     12.248     12.168     12.319     12.254        --        --        --        --
Value at End of Year               --         --     12.547     12.248     12.168     12.319        --        --        --        --
No. of Units                       --         --     39,948     71,621     12,247     35,896        --        --        --        --
DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF 12-08-2006)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     22.439     22.503     15.333    12.500        --        --        --
Value at End of Year               --         --         --     21.133     22.439     22.503    15.333        --        --        --
Wealthmark No. of Units            --         --         --    300,983    325,018     19,567     1,189        --        --        --
NY Wealthmark No. of Units         --         --         --     21,436     32,355      4,511        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     22.339     22.558     15.340    12.500        --        --        --
Value at End of Year               --         --         --     20.997     22.339     22.558    15.340        --        --        --
No. of Units                       --         --         --     34,900     37,953    201,204    11,653        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --     22.265     22.475     21.404        --        --        --        --
Value at End of Year               --         --         --     20.895     22.265     22.475        --        --        --        --
No. of Units                       --         --         --        913      3,062         --        --        --        --        --
DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)
Contracts with no Optional Benefits
Value at Start of Year             --         --     19.920     19.707     15.268     12.500        --        --        --        --
Value at End of Year               --         --     29.253     19.920     19.707     15.268        --        --        --        --
Wealthmark No. of Units            --         --    346,310    374,249    378,504     12,747        --        --        --        --
NY Wealthmark No. of Units         --         --     67,547     69,768     74,601     24,570        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     19.815     19.642     15.288     12.500        --        --        --        --
Value at End of Year               --         --     29.040     19.815     19.642     15.288        --        --        --        --
No. of Units                       --         --     30,223     40,570     43,259    184,633        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     19.736     19.593     15.253     14.164        --        --        --        --
Value at End of Year               --         --     28.881     19.736     19.593     15.253        --        --        --        --
No. of Units                       --         --        825        947      3,806      1,714        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     21.361     20.295     18.574     14.242    12.500        --        --        --
Value at End of Year               --         --     22.077     21.361     20.295     18.574    14.242        --        --        --
Wealthmark No. of Units            --         --    586,351    596,134    470,061     47,928     2,497        --        --        --
NY Wealthmark No. of Units         --         --     37,077     40,807     31,974     12,175        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     21.223     20.204     18.619     14.249    12.500        --        --        --
Value at End of Year               --         --     21.891     21.223     20.204     18.619    14.249        --        --        --
No. of Units                       --         --     67,926     74,071     62,381    308,517    16,033        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     21.121     20.137     18.539     18.372        --        --        --        --
Value at End of Year               --         --     21.752     21.121     20.137     18.539        --        --        --        --
No. of Units                       --         --     12,887     16,261     15,674      5,599        --        --        --        --
DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007)
- CLASS B SHARES (units first credited 5-05-2003)
Contracts with no Optional Benefits
Value at Start of Year             --         --     13.649     13.580     12.703     12.500        --        --        --        --
Value at End of Year               --         --     14.638     13.649     13.580     12.703        --        --        --        --
Wealthmark No. of Units            --         --    443,298    451,238    410,955     32,194        --        --        --        --
NY Wealthmark No. of Units         --         --     50,425     52,936     50,174     14,741        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     13.577     13.535     12.720     12.500        --        --        --        --
Value at End of Year               --         --     14.531     13.577     13.535     12.720        --        --        --        --
No. of Units                       --         --     39,493     42,055     41,835    184,098        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     13.523     13.501     12.691     12.106        --        --        --        --
Value at End of Year               --         --     14.452     13.523     13.501     12.691        --        --        --        --
No. of Units                       --         --      6,170     14,932     23,486      2,160        --        --        --        --
DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     23.098     22.681     22.611     15.717    12.500        --        --        --
Value at End of Year               --         --     22.876     23.098     22.681     22.611    15.717        --        --        --
Wealthmark No. of Units            --         --    222,697    229,170    268,209     17,718     2,358        --        --        --
NY Wealthmark No. of Units         --         --     15,500     14,592     13,981      8,067        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     22.949     22.580     22.667     15.724    12.500        --        --        --
Value at End of Year               --         --     22.684     22.949     22.580     22.667    15.724        --        --        --
No. of Units                       --         --     20,683     21,659     20,980    182,467     8,022        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     22.838     22.505     22.570     21.280        --        --        --        --
Value at End of Year               --         --     22.540     22.838     22.505     22.570        --        --        --        --
No. of Units                       --         --      2,696      3,519      2,085      1,724        --        --        --        --
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT EQUITY
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 10-18-2004)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --     13.177     12.500         --        --        --        --        --
Value at End of Year               --         --         --     14.065     13.177         --        --        --        --        --
Wealthmark No. of Units            --         --         --     42,057      5,928         --        --        --        --        --
NY Wealthmark No. of Units         --         --         --         69         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --     13.173     12.500         --        --        --        --        --
Value at End of Year               --         --         --     14.033     13.173         --        --        --        --        --
No. of Units                       --         --         --      2,825        984         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     12.500         --        --        --        --        --
Value at End of Year               --         --         --         --     13.171         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --     24.434     22.272     20.366     13.975    12.500        --        --        --
Value at End of Year               --         --     25.592     24.434     22.272     20.366    13.975        --        --        --
Wealthmark No. of Units            --         --    371,665    372,447    388,303     34,942     2,184        --        --        --
NY Wealthmark No. of Units         --         --     20,510     20,526     18,597      5,245        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --     24.276     22.173     20.416     13.982    12.500        --        --        --
Value at End of Year               --         --     25.376     24.276     22.173     20.416    13.982        --        --        --
No. of Units                       --         --     50,732     47,071     43,278    278,004    28,656        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --     24.159     22.099     20.328     19.468        --        --        --        --
Value at End of Year               --         --     25.216     24.159     22.099     20.328        --        --        --        --
No. of Units                       --         --      2,812      1,147      2,313      1,856        --        --        --        --
EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.758     18.773         --         --         --         --        --        --        --        --
Value at End of Year           11.179     17.758         --         --         --         --        --        --        --        --
Wealthmark No. of Units        66,736     48,701         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        683        684         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.559     18.587         --         --         --         --        --        --        --        --
Value at End of Year           11.031     17.559         --         --         --         --        --        --        --        --
No. of Units                   11,924      3,800         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     18.449         --         --         --         --        --        --        --        --
Value at End of Year               --     17.711         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.582     19.448         --         --         --         --        --        --        --        --
Value at End of Year            9.578     17.582         --         --         --         --        --        --        --        --
Wealthmark No. of Units        54,353     15,927         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.385     19.255         --         --         --         --        --        --        --        --
Value at End of Year            9.451     17.385         --         --         --         --        --        --        --        --
No. of Units                    4,104      4,854         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.238     19.112         --         --         --         --        --        --        --        --
Value at End of Year            9.357     17.238         --         --         --         --        --        --        --        --
No. of Units                    7,768         --         --         --         --         --        --        --        --        --
FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-01-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.665     17.574         --         --         --         --        --        --        --        --
Value at End of Year            9.955     15.665         --         --         --         --        --        --        --        --
Wealthmark No. of Units       167,286    181,826         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      2,045        159         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         16.732     17.573         --         --         --         --        --        --        --        --
Value at End of Year           10.612     16.732         --         --         --         --        --        --        --        --
No. of Units                   28,784     23,804         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         16.716     17.573         --         --         --         --        --        --        --        --
Value at End of Year           10.585     16.716         --         --         --         --        --        --        --        --
No. of Units                    1,648      1,656         --         --         --         --        --        --        --        --
FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         18.357     18.799         --         --         --         --        --        --        --        --
Value at End of Year           10.958     18.357         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,035,350  1,095,356         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     78,817     79,491         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         18.151     18.613         --         --         --         --        --        --        --        --
Value at End of Year           10.813     18.151         --         --         --         --        --        --        --        --
No. of Units                  141,458    131,712         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.998     18.475         --         --         --         --        --        --        --        --
Value at End of Year           10.706     17.998         --         --         --         --        --        --        --        --
No. of Units                    7,472     16,948         --         --         --         --        --        --        --        --
GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         16.964     17.135         --         --         --         --        --        --        --        --
Value at End of Year           10.974     16.964         --         --         --         --        --        --        --        --
Wealthmark No. of Units        31,127     12,520         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         16.774     16.965         --         --         --         --        --        --        --        --
Value at End of Year           10.829     16.774         --         --         --         --        --        --        --        --
No. of Units                   38,221      1,917         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     16.839         --         --         --         --        --        --        --        --
Value at End of Year               --     16.632         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         18.155     16.848         --         --         --         --        --        --        --        --
Value at End of Year           17.068     18.155         --         --         --         --        --        --        --        --
Wealthmark No. of Units       113,872     59,975         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      2,632      1,707         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.951     16.681         --         --         --         --        --        --        --        --
Value at End of Year           16.842     17.951         --         --         --         --        --        --        --        --
No. of Units                    7,230      4,126         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.800     16.557         --         --         --         --        --        --        --        --
Value at End of Year           16.676     17.800         --         --         --         --        --        --        --        --
No. of Units                    4,706         --         --         --         --         --        --        --        --        --
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         18.845     19.795         --         --         --         --        --        --        --        --
Value at End of Year           11.216     18.845         --         --         --         --        --        --        --        --
Wealthmark No. of Units       696,522    833,778         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     88,164     91,126         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         18.634     19.599         --         --         --         --        --        --        --        --
Value at End of Year           11.068     18.634         --         --         --         --        --        --        --        --
No. of Units                   84,340    129,991         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         18.477     19.453         --         --         --         --        --        --        --        --
Value at End of Year           10.958     18.477         --         --         --         --        --        --        --        --
No. of Units                    8,741      9,061         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         22.146     20.864         --         --         --         --        --        --        --        --
Value at End of Year           15.273     22.146         --         --         --         --        --        --        --        --
Wealthmark No. of Units        51,938     55,396         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,750      3,110         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         21.898     20.657         --         --         --         --        --        --        --        --
Value at End of Year           15.072     21.898         --         --         --         --        --        --        --        --
No. of Units                    2,061      3,552         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         21.713     20.504         --         --         --         --        --        --        --        --
Value at End of Year           14.922     21.713         --         --         --         --        --        --        --        --
No. of Units                    1,343      1,337         --         --         --         --        --        --        --        --
HIGH INCOME TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         11.536     12.002         --         --         --         --        --        --        --        --
Value at End of Year            6.418     11.536         --         --         --         --        --        --        --        --
Wealthmark No. of Units         3,138         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --     11.989         --         --         --         --        --        --        --        --
Value at End of Year               --     11.521         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     11.979         --         --         --         --        --        --        --        --
Value at End of Year               --     11.509         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.415     18.034         --         --         --         --        --        --        --        --
Value at End of Year           12.072     17.415         --         --         --         --        --        --        --        --
Wealthmark No. of Units        19,886     19,116         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        743        195         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.220     17.856         --         --         --         --        --        --        --        --
Value at End of Year           11.913     17.220         --         --         --         --        --        --        --        --
No. of Units                    1,326      3,028         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     17.723         --         --         --         --        --        --        --        --
Value at End of Year               --     17.075         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
INCOME & VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.769     16.471         --         --         --         --        --        --        --        --
Value at End of Year           10.849     15.769         --         --         --         --        --        --        --        --
Wealthmark No. of Units         5,191      3,485         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.592     16.308         --         --         --         --        --        --        --        --
Value at End of Year           10.706     15.592         --         --         --         --        --        --        --        --
No. of Units                      203         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     16.186         --         --         --         --        --        --        --        --
Value at End of Year               --     15.461         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
INDEX ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         14.206     14.216         --         --         --         --        --        --        --        --
Value at End of Year           10.299     14.206         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,491,545  2,074,880         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    153,095    179,933         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         14.152     14.182         --         --         --         --        --        --        --        --
Value at End of Year           10.240     14.152         --         --         --         --        --        --        --        --
No. of Units                   97,717    138,126         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         14.113     14.156         --         --         --         --        --        --        --        --
Value at End of Year           10.196     14.113         --         --         --         --        --        --        --        --
No. of Units                   11,660     19,836         --         --         --         --        --        --        --        --
INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         21.761     21.569         --         --         --         --        --        --        --        --
Value at End of Year           13.137     21.761         --         --         --         --        --        --        --        --
Wealthmark No. of Units        16,178     33,967         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         21.517     21.356         --         --         --         --        --        --        --        --
Value at End of Year           12.964     21.517         --         --         --         --        --        --        --        --
No. of Units                    4,121      9,692         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     21.197         --         --         --         --        --        --        --        --
Value at End of Year               --     21.336         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.181     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.228     13.181         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,530,694  1,776,129         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    101,937    111,987         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.163     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.204     13.163         --         --         --         --        --        --        --        --
No. of Units                  199,834    203,690         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.150     12.500         --         --         --         --        --        --        --        --
Value at End of Year            7.186     13.150         --         --         --         --        --        --        --        --
No. of Units                    8,122      3,818         --         --         --         --        --        --        --        --
INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         22.173     19.685         --         --         --         --        --        --        --        --
Value at End of Year           10.787     22.173         --         --         --         --        --        --        --        --
Wealthmark No. of Units        75,810    108,338         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        168      3,621         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         22.056     19.607         --         --         --         --        --        --        --        --
Value at End of Year           10.708     22.056         --         --         --         --        --        --        --        --
No. of Units                      166      1,156         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     19.548         --         --         --         --        --        --        --        --
Value at End of Year               --     21.968         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
INTERNATIONAL SMALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         26.556     27.570         --         --         --         --        --        --        --        --
Value at End of Year           12.279     26.556         --         --         --         --        --        --        --        --
Wealthmark No. of Units        46,019     65,927         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,353        611         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         26.258     27.298         --         --         --         --        --        --        --        --
Value at End of Year           12.117     26.258         --         --         --         --        --        --        --        --
No. of Units                    3,094      3,102         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     27.095         --         --         --         --        --        --        --        --
Value at End of Year               --     26.037         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         24.976     24.741         --         --         --         --        --        --        --        --
Value at End of Year           14.084     24.976         --         --         --         --        --        --        --        --
Wealthmark No. of Units       532,591    626,360         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     64,876     66,475         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         24.696     24.496         --         --         --         --        --        --        --        --
Value at End of Year           13.898     24.696         --         --         --         --        --        --        --        --
No. of Units                   72,615     76,823         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         24.488     24.314         --         --         --         --        --        --        --        --
Value at End of Year           13.760     24.488         --         --         --         --        --        --        --        --
No. of Units                    4,425     10,055         --         --         --         --        --        --        --        --
INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.607     15.166         --         --         --         --        --        --        --        --
Value at End of Year           15.110     15.607         --         --         --         --        --        --        --        --
Wealthmark No. of Units        48,545     27,061         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,204         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.432     15.016         --         --         --         --        --        --        --        --
Value at End of Year           14.910     15.432         --         --         --         --        --        --        --        --
No. of Units                    1,101         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     14.904         --         --         --         --        --        --        --        --
Value at End of Year               --     15.302         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.947     13.047     12.500         --         --         --        --        --        --        --
Value at End of Year            7.955     13.947     13.047         --         --         --        --        --        --        --
Wealthmark No. of Units        51,321     77,310      2,856         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.900     13.030     12.500         --         --         --        --        --        --        --
Value at End of Year            7.913     13.900     13.030         --         --         --        --        --        --        --
No. of Units                      942        848        828         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     13.017     12.500         --         --         --        --        --        --        --
Value at End of Year               --     13.865     13.017         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.891     13.257     12.500         --         --         --        --        --        --        --
Value at End of Year            9.389     13.891     13.257         --         --         --        --        --        --        --
Wealthmark No. of Units     3,898,118  3,946,947    286,673         --         --         --        --        --        --        --
NY Wealthmark No. of Units    619,832    625,724      3,383         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.844     13.239     12.500         --         --         --        --        --        --        --
Value at End of Year            9.339     13.844     13.239         --         --         --        --        --        --        --
No. of Units                  395,106    442,323     21,536         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.810     13.226     12.500         --         --         --        --        --        --        --
Value at End of Year            9.302     13.810     13.226         --         --         --        --        --        --        --
No. of Units                  215,118    229,730     20,693         --         --         --        --        --        --        --
LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.651     13.163     12.500         --         --         --        --        --        --        --
Value at End of Year           11.351     13.651     13.163         --         --         --        --        --        --        --
Wealthmark No. of Units       569,027    107,573     55,463         --         --         --        --        --        --        --
NY Wealthmark No. of Units     18,875      1,408         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.605     13.146     12.500         --         --         --        --        --        --        --
Value at End of Year           11.290     13.605     13.146         --         --         --        --        --        --        --
No. of Units                   21,653         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.571     13.133     12.500         --         --         --        --        --        --        --
Value at End of Year           11.245     13.571     13.133         --         --         --        --        --        --        --
No. of Units                   18,491     12,509         --         --         --         --        --        --        --        --
LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.882     13.126     12.500         --         --         --        --        --        --        --
Value at End of Year            8.669     13.882     13.126         --         --         --        --        --        --        --
Wealthmark No. of Units     4,856,126  4,852,758    216,467         --         --         --        --        --        --        --
NY Wealthmark No. of Units    737,156    855,418     24,084         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.835     13.108     12.500         --         --         --        --        --        --        --
Value at End of Year            8.623     13.835     13.108         --         --         --        --        --        --        --
No. of Units                  274,411    294,104      2,895         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.801     13.095     12.500         --         --         --        --        --        --        --
Value at End of Year            8.588     13.801     13.095         --         --         --        --        --        --        --
No. of Units                  317,689    335,178      8,750         --         --         --        --        --        --        --
LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)
Contracts with no Optional Benefits
Value at Start of Year         13.671     13.194     12.500         --         --         --        --        --        --        --
Value at End of Year           10.197     13.671     13.194         --         --         --        --        --        --        --
Wealthmark No. of Units     1,117,745  1,126,707    183,087         --         --         --        --        --        --        --
NY Wealthmark No. of Units    131,558    128,184      2,666         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.626     13.177     12.500         --         --         --        --        --        --        --
Value at End of Year           10.143     13.626     13.177         --         --         --        --        --        --        --
No. of Units                   75,083     94,328      1,438         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         13.592     13.164     12.500         --         --         --        --        --        --        --
Value at End of Year           10.102     13.592     13.164         --         --         --        --        --        --        --
No. of Units                   96,569    132,219      3,868         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         19.044     19.821         --         --         --         --        --        --        --        --
Value at End of Year           11.920     19.044         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,189,746    885,222         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    136,507     95,200         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         18.830     19.625         --         --         --         --        --        --        --        --
Value at End of Year           11.762     18.830         --         --         --         --        --        --        --        --
No. of Units                   97,135     89,639         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         18.672     19.479         --         --         --         --        --        --        --        --
Value at End of Year           11.646     18.672         --         --         --         --        --        --        --        --
No. of Units                    9,024     26,549         --         --         --         --        --        --        --        --
MID CAP INTERSECTION TRUST - CLASS B SHARES (units first credited 11-12-2007)
Contracts with no Optional Benefits
Value at Start of Year         11.512     11.434         --         --         --         --        --        --        --        --
Value at End of Year            6.564     11.512         --         --         --         --        --        --        --        --
Wealthmark No. of Units        10,606         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --     11.422         --         --         --         --        --        --        --        --
Value at End of Year               --     11.496         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     11.413         --         --         --         --        --        --        --        --
Value at End of Year               --     11.485         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         25.440     22.855         --         --         --         --        --        --        --        --
Value at End of Year           14.080     25.440         --         --         --         --        --        --        --        --
Wealthmark No. of Units       110,908    107,609         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        453        405         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         25.154     22.628         --         --         --         --        --        --        --        --
Value at End of Year           13.894     25.154         --         --         --         --        --        --        --        --
No. of Units                    2,868      5,994         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     18.672         --         --         --         --        --        --        --        --
Value at End of Year               --     24.943         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         12.768     12.500         --         --         --         --        --        --        --        --
Value at End of Year           12.856     12.768         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,633,900  1,581,886         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    190,714    122,502         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         12.751     12.500         --         --         --         --        --        --        --        --
Value at End of Year           12.813     12.751         --         --         --         --        --        --        --        --
No. of Units                  205,237    220,082         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         12.738     12.500         --         --         --         --        --        --        --        --
Value at End of Year           12.781     12.738         --         --         --         --        --        --        --        --
No. of Units                  197,758    114,934         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         52.434     43.480         --         --         --         --        --        --        --        --
Value at End of Year           24.964     52.434         --         --         --         --        --        --        --        --
Wealthmark No. of Units        78,940     47,839         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,416      1,224         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         51.948     43.135         --         --         --         --        --        --        --        --
Value at End of Year           24.683     51.948         --         --         --         --        --        --        --        --
No. of Units                    2,682        936         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         51.586     42.877         --         --         --         --        --        --        --        --
Value at End of Year           24.475     51.586         --         --         --         --        --        --        --        --
No. of Units                    1,008         39         --         --         --         --        --        --        --        --
OPTIMIZED ALL CAP TRUST (FORMERLY QUANTITATIVE ALL CAP TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         21.541     22.411         --         --         --         --        --        --        --        --
Value at End of Year           12.056     21.541         --         --         --         --        --        --        --        --
Wealthmark No. of Units     2,516,482  2,856,275         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    192,750    212,385         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         21.341     22.232         --         --         --         --        --        --        --        --
Value at End of Year           11.920     21.341         --         --         --         --        --        --        --        --
No. of Units                  328,844    384,992         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         21.193     22.099         --         --         --         --        --        --        --        --
Value at End of Year           11.819     21.193         --         --         --         --        --        --        --        --
No. of Units                   14,984     18,598         --         --         --         --        --        --        --        --
OPTIMIZED VALUE TRUST (FORMERLY QUANTITATIVE VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.356     19.426         --         --         --         --        --        --        --        --
Value at End of Year           10.035     17.356         --         --         --         --        --        --        --        --
Wealthmark No. of Units       492,139    547,910         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    122,909    133,451         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.229     19.310         --         --         --         --        --        --        --        --
Value at End of Year            9.942     17.229         --         --         --         --        --        --        --        --
No. of Units                   72,571     73,274         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.135     19.223         --         --         --         --        --        --        --        --
Value at End of Year            9.872     17.135         --         --         --         --        --        --        --        --
No. of Units                    4,506      4,259         --         --         --         --        --        --        --        --
PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         23.005     22.284         --         --         --         --        --        --        --        --
Value at End of Year           13.591     23.005         --         --         --         --        --        --        --        --
Wealthmark No. of Units        12,837     25,000         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,190         71         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         22.747     22.063         --         --         --         --        --        --        --        --
Value at End of Year           13.412     22.747         --         --         --         --        --        --        --        --
No. of Units                      737      2,492         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     17.859         --         --         --         --        --        --        --        --
Value at End of Year               --     22.556         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
QUANTITATIVE MID CAP TRUST (MERGED INTO MID CAP INDEX TRUST EFF 4-25-08) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year             --     19.063         --         --         --         --        --        --        --        --
Value at End of Year               --     17.292         --         --         --         --        --        --        --        --
Wealthmark No. of Units            --    520,719         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units         --     48,676         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --     18.875         --         --         --         --        --        --        --        --
Value at End of Year               --     17.099         --         --         --         --        --        --        --        --
No. of Units                       --     75,290         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     18.734         --         --         --         --        --        --        --        --
Value at End of Year               --     16.955         --         --         --         --        --        --        --        --
No. of Units                       --      4,129         --         --         --         --        --        --        --        --
REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         24.255     32.499         --         --         --         --        --        --        --        --
Value at End of Year           15.612     24.255         --         --         --         --        --        --        --        --
Wealthmark No. of Units       288,566    307,202         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units     49,661     56,104         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         25.911     32.177         --         --         --         --        --        --        --        --
Value at End of Year           15.406     25.911         --         --         --         --        --        --        --        --
No. of Units                   24,626     26,097         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         25.693     31.938         --         --         --         --        --        --        --        --
Value at End of Year           15.254     25.693         --         --         --         --        --        --        --        --
No. of Units                    1,090      1,179         --         --         --         --        --        --        --        --
SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         16.847     15.087         --         --         --         --        --        --        --        --
Value at End of Year            9.213     16.847         --         --         --         --        --        --        --        --
Wealthmark No. of Units        36,358     40,119         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units         23      7,032         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         16.658     14.938         --         --         --         --        --        --        --        --
Value at End of Year            9.092     16.658         --         --         --         --        --        --        --        --
No. of Units                    3,835      3,824         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         16.517     14.827         --         --         --         --        --        --        --        --
Value at End of Year            9.002     16.517         --         --         --         --        --        --        --        --
No. of Units                    5,898      1,151         --         --         --         --        --        --        --        --
SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005)(NOW DWS SMALL CAP GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --     17.530     13.661    12.500        --        --        --
Value at End of Year               --         --         --         --     19.164     17.530    13.661        --        --        --
Wealthmark No. of Units            --         --         --         --    174,019      7,510       349        --        --        --
NY Wealthmark No. of Units         --         --         --         --      8,560      2,424        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --         --     17.573     13.668    12.500        --        --        --
Value at End of Year               --         --         --         --     19.079     17.573    13.668        --        --        --
No. of Units                       --         --         --         --     12,453    172,059     8,406        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     17.498     17.423        --        --        --        --
Value at End of Year               --         --         --         --     19.015     17.498        --        --        --        --
No. of Units                       --         --         --         --      2,074      1,975        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL GROWTH VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --     16.707     13.669    12.500        --        --        --
Value at End of Year               --         --         --         --     17.303     16.707    13.669        --        --        --
Wealthmark No. of Units            --         --         --         --    290,534     17,032        11        --        --        --
NY Wealthmark No. of Units         --         --         --         --     33,534      6,130        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --         --     16.748     13.676    12.500        --        --        --
Value at End of Year               --         --         --         --     17.226     16.748    13.676        --        --        --
No. of Units                       --         --         --         --     37,165    162,157       542        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     16.687     16.417        --        --        --        --
Value at End of Year               --         --         --         --     17.169     16.687        --        --        --        --
No. of Units                       --         --         --         --        578         --        --        --        --        --
SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         19.823     18.839         --         --         --         --        --        --        --        --
Value at End of Year           11.767     19.823         --         --         --         --        --        --        --        --
Wealthmark No. of Units        56,302     41,220         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      3,799        409         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         19.717     18.764         --         --         --         --        --        --        --        --
Value at End of Year           11.681     19.717         --         --         --         --        --        --        --        --
No. of Units                    4,932      3,326         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     18.707         --         --         --         --        --        --        --        --
Value at End of Year               --     19.639         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.928     19.530         --         --         --         --        --        --        --        --
Value at End of Year           11.697     17.928         --         --         --         --        --        --        --        --
Wealthmark No. of Units     1,512,202  1,795,396         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    158,029    167,753         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.727     19.337         --         --         --         --        --        --        --        --
Value at End of Year           11.543     17.727         --         --         --         --        --        --        --        --
No. of Units                  176,983    200,601         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.578     19.193         --         --         --         --        --        --        --        --
Value at End of Year           11.428     17.578         --         --         --         --        --        --        --        --
No. of Units                    9,244     21,425         --         --         --         --        --        --        --        --
SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         22.465     25.788         --         --         --         --        --        --        --        --
Value at End of Year           12.791     22.465         --         --         --         --        --        --        --        --
Wealthmark No. of Units        12,168     14,217         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         22.256     25.582         --         --         --         --        --        --        --        --
Value at End of Year           12.647     22.256         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     25.430         --         --         --         --        --        --        --        --
Value at End of Year               --     22.101         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.984     16.294         --         --         --         --        --        --        --        --
Value at End of Year           11.622     15.984         --         --         --         --        --        --        --        --
Wealthmark No. of Units        87,340     60,135         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        381        420         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.899     16.212         --         --         --         --        --        --        --        --
Value at End of Year           11.537     15.899         --         --         --         --        --        --        --        --
No. of Units                    3,465      5,519         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     16.151         --         --         --         --        --        --        --        --
Value at End of Year               --     15.836         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         19.306     21.255         --         --         --         --        --        --        --        --
Value at End of Year           13.855     19.306         --         --         --         --        --        --        --        --
Wealthmark No. of Units        42,207     49,539         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,774        272         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         19.090     21.045         --         --         --         --        --        --        --        --
Value at End of Year           13.673     19.090         --         --         --         --        --        --        --        --
No. of Units                      368         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     20.889         --         --         --         --        --        --        --        --
Value at End of Year               --     19.306         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.960     16.413         --         --         --         --        --        --        --        --
Value at End of Year           13.174     15.960         --         --         --         --        --        --        --        --
Wealthmark No. of Units        26,380     60,613         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        502        636         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.781     16.250         --         --         --         --        --        --        --        --
Value at End of Year           13.000     15.781         --         --         --         --        --        --        --        --
No. of Units                    4,791      5,088         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         15.649     16.130         --         --         --         --        --        --        --        --
Value at End of Year           12.871     15.649         --         --         --         --        --        --        --        --
No. of Units                    2,240        574         --         --         --         --        --        --        --        --
SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL GROWTH
VIP) - CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --     16.981     13.679    12.500        --        --        --
Value at End of Year               --         --         --         --     17.039     16.981    13.679        --        --        --
Wealthmark No. of Units            --         --         --         --    642,089     29,199       357        --        --        --
NY Wealthmark No. of Units         --         --         --         --     56,205     11,545        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --         --     17.023     13.685    12.500        --        --        --
Value at End of Year               --         --         --         --     16.963     17.023    13.685        --        --        --
No. of Units                       --         --         --         --     52,759    351,290    21,075        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     16.949     16.293        --        --        --        --
Value at End of Year               --         --         --         --     16.907     16.949        --        --        --        --
No. of Units                       --         --         --         --      2,384        648        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH & INCOME VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --     18.411     14.142    12.500        --        --        --
Value at End of Year               --         --         --         --     20.186     18.411    14.142        --        --        --
Wealthmark No. of Units            --         --         --         --    193,698     14,276     1,028        --        --        --
NY Wealthmark No. of Units         --         --         --         --     17,097      2,712        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --         --     18.457     14.149    12.500        --        --        --
Value at End of Year               --         --         --         --     20.096     18.457    14.149        --        --        --
No. of Units                       --         --         --         --     15,899    114,321     8,612        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     18.389     17.615        --        --        --        --
Value at End of Year               --         --         --         --     20.028     18.389        --        --        --        --
No. of Units                       --         --         --         --      5,622         --        --        --        --        --
SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP)
- CLASS B SHARES (units first credited 9-16-2002)
Contracts with no Optional Benefits
Value at Start of Year             --         --         --         --     17.583     14.005    12.500        --        --        --
Value at End of Year               --         --         --         --     19.116     17.583    14.005        --        --        --
Wealthmark No. of Units            --         --         --         --    847,115     86,229     4,019        --        --        --
NY Wealthmark No. of Units         --         --         --         --    194,905     59,744        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year             --         --         --         --     17.627     14.011    12.500        --        --        --
Value at End of Year               --         --         --         --     19.031     17.627    14.011        --        --        --
No. of Units                       --         --         --         --     77,596    595,368    29,541        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --         --         --         --     17.551     17.239        --        --        --        --
Value at End of Year               --         --         --         --     18.967     17.551        --        --        --        --
No. of Units                       --         --         --         --     15,825      4,363        --        --        --        --
TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         12.967     12.500         --         --         --         --        --        --        --        --
Value at End of Year           13.492     12.967         --         --         --         --        --        --        --        --
Wealthmark No. of Units        33,432     11,873         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      1,500      2,310         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         12.950     12.500         --         --         --         --        --        --        --        --
Value at End of Year           13.448     12.950         --         --         --         --        --        --        --        --
No. of Units                    1,256      3,938         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         12.937     12.500         --         --         --         --        --        --        --        --
Value at End of Year           13.414     12.937         --         --         --         --        --        --        --        --
No. of Units                    9,212         --         --         --         --         --        --        --        --        --
TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         15.641     14.771         --         --         --         --        --        --        --        --
Value at End of Year           15.824     15.641         --         --         --         --        --        --        --        --
Wealthmark No. of Units       156,646     41,499         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        733      1,682         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.465     14.624         --         --         --         --        --        --        --        --
Value at End of Year           15.615     15.465         --         --         --         --        --        --        --        --
No. of Units                   22,586     25,499         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         15.335     14.516         --         --         --         --        --        --        --        --
Value at End of Year           15.460     15.335         --         --         --         --        --        --        --        --
No. of Units                    2,378         --         --         --         --         --        --        --        --        --

Wealthmark ALL

                               YEAR       YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR      YEAR      YEAR
                              ENDED      ENDED      ENDED      ENDED      ENDED      ENDED      ENDED     ENDED     ENDED     ENDED
                             12/31/08   12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02  12/31/01  12/31/00  12/31/99
                            ---------  ---------  ---------  ---------  ---------  ---------  --------  --------  --------  --------
TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         17.662     18.106         --         --         --         --        --        --        --        --
Value at End of Year           10.922     17.662         --         --         --         --        --        --        --        --
Wealthmark No. of Units     2,299,715  1,447,571         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units    245,230    165,835         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         17.464     17.927         --         --         --         --        --        --        --        --
Value at End of Year           10.777     17.464         --         --         --         --        --        --        --        --
No. of Units                  260,061    161,357         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year         17.317     17.794         --         --         --         --        --        --        --        --
Value at End of Year           10.671     17.317         --         --         --         --        --        --        --        --
No. of Units                   34,774     27,610         --         --         --         --        --        --        --        --
U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         13.894     13.828         --         --         --         --        --        --        --        --
Value at End of Year           13.476     13.894         --         --         --         --        --        --        --        --
Wealthmark No. of Units       105,503     18,604         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units        236        246         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         13.739     13.691         --         --         --         --        --        --        --        --
Value at End of Year           13.298     13.739         --         --         --         --        --        --        --        --
No. of Units                   17,608         --         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     13.589         --         --         --         --        --        --        --        --
Value at End of Year               --     13.623         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         16.014     17.184         --         --         --         --        --        --        --        --
Value at End of Year            9.632     16.014         --         --         --         --        --        --        --        --
Wealthmark No. of Units        14,173      5,265         --         --         --         --        --        --        --        --
NY Wealthmark No. of Units      4,004         --         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         15.834     17.014         --         --         --         --        --        --        --        --
Value at End of Year            9.505     15.834         --         --         --         --        --        --        --        --
No. of Units                    2,816         79         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     16.887         --         --         --         --        --        --        --        --
Value at End of Year               --     15.701         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --
VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)
Contracts with no Optional Benefits
Value at Start of Year         20.734     21.183         --         --         --         --        --        --        --        --
Value at End of Year           12.071     20.734         --         --         --         --        --        --        --        --
Wealthmark No. of Units        43,739     46,938         --         --         --         --        --        --        --        --
Wealthmark Contracts with EER
Value at Start of Year         20.501     20.974         --         --         --         --        --        --        --        --
Value at End of Year           11.911     20.501         --         --         --         --        --        --        --        --
No. of Units                      530        182         --         --         --         --        --        --        --        --
NY Wealthmark Contracts with the Payment Enhancement
Value at Start of Year             --     20.818         --         --         --         --        --        --        --        --
Value at End of Year               --     20.329         --         --         --         --        --        --        --        --
No. of Units                       --         --         --         --         --         --        --        --        --        --

                                     PART B
                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information

                                                               dated May 1, 2009


                              [JOHN HANCOCK LOGO]

                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:


                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                John Hancock AnnuityNote A Share Variable Annuity
                  John Hancock AnnuityNote NAV Variable Annuity
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                         Venture Vision Variable Annuity
                        Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
        Annuities Service Center            Mailing Address
        164 Corporate Drive                 Post Office Box 9505
        Portsmouth, NH 03801-6815           Portsmouth, NH 03802-9505
        (617) 663-3000 or (800) 344-1029    www.jhannuities.com



JHUSA SEP ACCT H SAI 05/09

                                Table of Contents

GENERAL INFORMATION AND HISTORY...............................................................1
ACCUMULATION UNIT VALUE TABLES................................................................1
SERVICES......................................................................................1
    Independent Registered Public Accounting Firm.............................................1
    Servicing Agent...........................................................................1
    Principal Underwriter.....................................................................1
    Special Compensation and Reimbursement Arrangements.......................................2
STATE VARIATIONS REGARDING RECOGNITION OF SAME-SEX COUPLES....................................5
QUALIFIED PLAN TYPES..........................................................................6
LEGAL AND REGULATORY MATTERS..................................................................10
APPENDIX A: AUDITED FINANCIAL STATEMENTS......................................................A-1

                         General Information and History


John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuities Service Center located at 164 Corporate Drive, Portsmouth, New Hampshire 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007 and for each of the three years in the period ended December 31, 2008, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2008 and for each of the two years in the period ended December 31, 2008, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

      - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

      -     semimonthly commission statements;

      -     monthly summaries of agent production and daily transaction reports;

      -     semiannual statements for contract owners; and

      -     annual contract owner tax reports.


We pay CSC FSG approximately $7.80 per Contract per year, plus certain other fees for the services provided.


Principal Underwriter


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the Contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2008, 2007, and 2006 were $597,650,909, $657,183,413, and $516,555,523, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation. You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.

We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.

We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.


Revenue sharing payments assist in our efforts to promote the sale of the Contracts and could be significant to a firm. Not all firms, however, receive additional compensation. We determine which firms to support and the extent of the payments we are willing to make, and generally choose to compensate firms that are willing to cooperate with our promotional efforts and have a strong capability to distribute the Contracts. We do not make an independent assessment of the cost of providing such services. Instead, we agree with the firm on the methods for calculating any additional compensation. The methods, which vary by firm and are further described below, may include different categories to measure the amount of revenue sharing payments, such as the level of sales, assets attributable to the firm and the variable annuity contracts covered under the arrangement (including contracts issued by any of our affiliates). The categories of revenue sharing payments that we may provide to firms, directly or through JHD, are not mutually exclusive and may vary from Contract to Contract. We or our affiliates may make additional types of revenue sharing payments for other products, and may enter into new revenue sharing arrangements in the future. The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2008) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:


NAME OF FIRM

                                   DISTRIBUTOR


                            1st Global Capital Corp.
            A. G. Edwards & Sons, Inc. (acquired by Wachovia in 2008)
                       AIG - AIG Financial Advisors, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - American General Securities
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                     American Portfolios Financial Services
                        AmTrust Investment Services, Inc.
                             Arvest Investment, Inc.
                    Banc of America Investment Services, Inc
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                          Cambridge Investment Research

                                   DISTRIBUTOR


                               Centaurus Financial
                         Citigroup Global Markets, Inc.
                           CCO Investment Services Co.
                               Comerica Securities
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                            Essex National Securities
                             First Allied Securities
                          Fifth Third Securities, Inc.
                               Founders Financial
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments Inc.
                        Independent Financial Group, LLC
                    ING - Financial Network Investment Corp.
                             ING Financial Partners
                  ING - Multi-Financial Securities Corporation
                    ING - PrimeVest Financial Services, Inc.
                                 InterSecurities
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, LLC
                              James T Borello & Co.
                          Janney Montgomery Scott, LLC
                         John Hancock Financial Network
                          Key Investments Services, LLC
                        Lasalle Financial Services, Inc.
                           Lasalle St. Securities, LLC
                     Lincoln Financial Advisors Corporation
                       Lincoln Financial Securities Corp.
                     LPL - Associated Securities Corporation
                               LPL Financial Corp.
                           LPL - Mutual Services Corp.
                              LPL - Uvest Financial
                     LPL - Waterstone Financial Group, Inc.
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                          MML Investors Services, Inc.
                       Money Concepts Capital Corporation
                            Morgan Keegan & Co., Inc.
                           Morgan Stanley & Co., Inc.
                                 Next Financial.
                                 NFP Securities
                    NPH - Investment Center of America, Inc.
                       NPH - Invest Financial Corporation
                          NPH - National Planning Corp.
                           NPH - SII Investments, Inc.
                    PAC - United Planners Financial Services
                          Pacific West Securities, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                              PNC Investments, LLC
                          Prime Capital Services, Inc.
                                ProEquities, Inc.

                                   DISTRIBUTOR


                               Prospera Financial
                           Questar Capital Corporation
                            Raymond James Associates
                        Raymond James Financial Services
                             RBC Dain Rauscher, Inc.
                           Robert W. Baird & Co., Inc.
                               Sammons Securities
                            Securities America, Inc.
                           Sigma Financial Corporation
                         Stifel, Nicolaus & Company, Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, LLC
                      Wachovia Securities Financial Network
                         Wachovia Securities LLC, (ISG)
                         Wachovia Securities LLC, (PCG)
                         Walnut Street Securities, Inc.
                          Wells Fargo Investments, LLC
                        Woodbury Financial Services, Inc.


Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.

Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.

Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.

Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


           State Variations Regarding Recognition of Same-Sex Couples

The Federal Defense of Marriage Act ("DOMA") does not recognize civil unions or same-sex marriage. Therefore, the federal tax treatment available to spouses who fall within the definition of DOMA may not be available to civil union or same-sex marriage partners. However, the following table identifies the states that may, pursuant to state law, extend to civil union and same-sex marriage partners the same benefits (other than federal tax benefits) that are granted to spouses who fall within the definition of DOMA:



        STATE                   TYPE OF JURISDICTION                                RELATED RULE
     California                Domestic Partnership
     Connecticut                   Civil Union,
                                 Same-Sex Marriage
District of Columbia           Domestic Partnership
       Hawaii           Reciprocal Beneficiary Relationship
        Iowa                     Same-Sex Marriage
        Maine                  Domestic Partnerships
      Maryland                 Domestic Partnership
    Massachusetts                Same-Sex Marriage
    New Hampshire                   Civil Union
     New Jersey                    Civil Union,                Also recognizes spouses of same-sex marriages who
                               Domestic Partnership            were married in another jurisdiction
      New York                          --                     Recognizes spouses of civil unions and same-sex
                                                               marriages who were married in another jurisdiction
       Oregon                  Domestic Partnership
    Rhode Island                        --                     Recognizes spouses of civil unions and same-sex
                                                               marriages who were married in another jurisdiction
       Vermont                   Same-Sex Marriage
     Washington                Domestic Partnership

                              Qualified Plan Types



TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions

In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code Section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.

The tax law requires that annuity payments or other distributions under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain significant respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59 1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      - a qualified first-time homebuyer distribution within the meaning of Section 72(t) (2) (F) of the Code.

In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. Distributions must, however, begin after the Owner's death. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in
Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.

If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married tax payer filing a separate return.

These restrictions do not apply in tax years beginning after December 31, 2009.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers to a Roth IRA from another Roth IRA or from a designated Roth account within a qualified retirement plan. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.

SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP - IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP - IRA, and rules on taxation of distributions from a SEP - IRA, are generally the same as those discussed above for distributions from a traditional IRA.

SECTION 403(b) QUALIFIED PLANS OR TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK INDEPENDENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any exchange of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution provided the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.

Restrictions on Section 403(b) Qualified Plans

AVAILABILITY. We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan (a "Section 403(b) Qualified Plan" or the "Plan") unless (a) we (or an affiliate of ours) previously issued annuity contracts to that retirement plan, (b) the initial purchase payment for the new Contract is sent to us directly from the
Section 403(b) Qualified Plan through your employer, the Plan's administrator, the Plan's sponsor or in the form of a transfer acceptable to us, (c) we have entered into an agreement with your Section 403(b) Qualified Plan concerning the sharing of information related to your Contract (an "Information Sharing Agreement"), and (d) unless contained in the Information Sharing Agreement, we have received a written determination by your employer, the Plan administrator or the Plan sponsor of your Section 403(b) Qualified Plan that the plan qualifies under Section 403(b) of the Code and complies with applicable Treasury regulations (a "Certificate of Compliance") (Information Sharing Agreement and Certificate of Compliance, together the "Required Documentation").

We may accept, reject or modify any of the terms of a proposed Information Sharing Agreement presented to us, and make no representation that we will enter into an Information Sharing Agreement with your Section 403(b) Qualified Plan.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with a rollover transfer of initial Purchase Payment funds, the transfer may be treated as a taxable transaction.

OWNERSHIP. You may not sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a 403(b) Qualified Contract or some or all of such a Contract's value to any person other than us without the consent of an employer, a Plan administrator or a Plan sponsor. A request to transfer ownership must be accompanied by the Required Documentation. In the event we do not receive the Required Documentation and you nonetheless direct us to proceed with a transfer of ownership, the transfer may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

ADDITIONAL PURCHASE PAYMENTS. We will not accept Additional Purchase Payments in the form of salary reduction, matching or other similar contributions in the absence of the Required Documentation. Matching or other employer contributions to Contracts issued on or after January 1, 2009, will be subject to restrictions on withdrawals specified in the Section 403(b) Qualified Plan.

We will not knowingly accept transfers, in the absence of the Required Documentation, from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a
Section 403(b) Qualified Plan. Such transfers shall be made directly from a Plan through an employer, a Plan administrator or a Plan sponsor, or by a transfer acceptable to us.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the Additional Purchase Payments, the Additional Purchase Payment may be treated as a taxable transaction and your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you.

WITHDRAWALS. Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions.

Exercise of the withdrawal right for each withdrawal under the Contract may be subject to the terms of the Section 403(b) Qualified Plan and may require the consent of the employer, the Plan administrator or the Plan sponsor, as well as the participant's spouse, under Section 403(b) of the Code and applicable Treasury Regulations.

In the event that we do not receive the Required Documentation and you nonetheless direct us to proceed with the withdrawal, your Contract may no longer be qualified under Section 403(b), which may result in additional adverse tax consequences to you. Employer consent is not required when we have received documentation in a form acceptable to us confirming that you have reached age
59 1/2, separated from service, died or become disabled. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a
Section 403(b)(7) custodial account.)

LOANS. Loans from Qualified Contracts intended for use under Section 403(b) Qualified Plans, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan and the manner in which the loan must be repaid. We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) Qualified Plans: 1) that were issued prior to January 1, 2009; 2) that are not subject to Title 1 of ERISA, and 3) that have not elected a guaranteed minimum withdrawal benefit Rider. We will not permit nor support loans from Contracts issued on or after January 1, 2009 in connection with Section 403(b) Qualified Plans.

COLLECTING AND USING INFORMATION. Through your participation in a retirement plan intended to qualify under Section 403(b), the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under the Section 403(b) Qualified Plan, and among their employees. By applying for or purchasing a Contract for use in a Section 403(b) Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, withdrawal or loan on an existing Contract for use in a Section 403(b) Qualified Plan, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax advisor regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.

Restrictions Under the Texas Optional Retirement Program

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

      - termination of employment in all Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70 1/2.

Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. For these purposes a change of company providing ORP benefits or a participant's transfer between institutions of higher education is not a termination of employment. Consequently there is no termination of employment when a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. - 10" or "Keogh," permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.

Minimum distributions to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code
Section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

      -     the Separate Account; or

      - the ability of the principal underwriter to perform its contract with the Separate Account; or

      - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.

On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2008, 2007, and 2006

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm....................................... F-2

Audited Consolidated Financial Statements

 Consolidated Balance Sheets-
 As of December 31, 2008 and 2007............................................................. F-3

 Consolidated Statements of Operations-
 For the Years Ended December 31, 2008, 2007, and 2006........................................ F-5

 Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income (Loss)-
 For the Years Ended December 31, 2008, 2007, and 2006........................................ F-6

 Consolidated Statements of Cash Flows-
 For the Years Ended December 31, 2008, 2007, and 2006........................................ F-7

 Notes to Consolidated Financial Statements................................................... F-9

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) ("the Company") as of December 31, 2008 and 2007, and the related consolidated statements of operations, changes in shareholders' equity and comprehensive income (loss), and cash flows for each of the three years in the period ended December 31, 2008. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2008 and 2007, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2008, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, in 2007 the Company changed their method of accounting for collateral related to certain derivative activities and in 2006 the Company changed their method of accounting for defined benefit pension and other postretirement benefit plans.

                                                             /s/ ERNST & YOUNG
                                                               LLP

Boston, Massachusetts
April 16, 2009

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                                                December 31,
                                                                           -----------------------
                                                                              2008        2007
                                                                           -----------------------
                                                                                (in millions)
Assets
 Investments
 Fixed maturities:
   Available-for-sale--at fair value
   (amortized cost: 2008--$14,875; 2007--$13,050).........................   $  14,736   $  13,689
 Equity securities:
   Available-for-sale--at fair value
   (cost: 2008--$517; 2007--$781).........................................         415         956
 Mortgage loans on real estate............................................       2,629       2,414
 Investment real estate...................................................       1,719       1,543
 Policy loans.............................................................       2,785       2,519
 Short-term investments...................................................       3,665       2,723
 Other invested assets....................................................         398         325
                                                                           ----------- -----------
   Total Investments......................................................      26,347      24,169

 Cash and cash equivalents................................................       3,477       3,345
 Accrued investment income................................................         319         310
 Goodwill.................................................................          54          54
 Deferred policy acquisition costs and deferred sales inducements.........       8,293       5,928
 Amounts due from and held for affiliates.................................       2,622       2,723
 Reinsurance recoverable..................................................       1,518       1,390
 Embedded derivatives recoverable for certain separate account guarantees.       4,382         586
 Other assets.............................................................       1,504         619
 Separate account assets..................................................      77,681     105,380
                                                                           ----------- -----------
   Total Assets...........................................................   $ 126,197   $ 144,504
                                                                           =========== ===========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                                          December 31,
                                                                                     -----------------------
                                                                                        2008        2007
                                                                                     -----------------------
                                                                                          (in millions)
Liabilities and Shareholder's Equity
Liabilities
 Future policy benefits.............................................................   $  27,796   $  24,594
 Policyholders' funds...............................................................         381         300
 Unearned revenue...................................................................       2,178         543
 Unpaid claims and claim expense reserves...........................................         591         720
 Policyholder dividends payable.....................................................         216         210
 Amounts due to affiliates..........................................................       4,511       4,371
 Current income tax payable.........................................................         142         174
 Deferred income tax liability......................................................         855       1,000
 Embedded derivatives payable for certain separate account guarantees...............       2,859         567
 Other liabilities..................................................................       3,836       1,261
 Separate account liabilities.......................................................      77,681     105,380
                                                                                     ----------- -----------
       Total Liabilities............................................................     121,046     139,120

Commitments, Guarantees, and Legal Proceedings (Note 10)

Shareholder's Equity
 Preferred stock ($1.00 par value; 50,000,000 shares authorized; 100,000 shares
   issued and outstanding at December 31, 2008 and 2007)............................           -           -
 Common stock ($1.00 par value; 50,000,000 shares authorized; 4,728,937 shares issued and outstanding at December 31, 2008; 4,728,935 issued and outstanding at
   December 31, 2007)...............................................................           5           5
 Additional paid-in capital.........................................................       2,704       2,222
 Retained earnings..................................................................       2,534       2,572
 Accumulated other comprehensive (loss) income......................................        (92)         585
                                                                                     ----------- -----------
       Total Shareholder's Equity...................................................       5,151       5,384
                                                                                     ----------- -----------
       Total Liabilities and Shareholder's Equity...................................   $ 126,197   $ 144,504
                                                                                     =========== ===========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                   Years ended December 31,
                                                                 -----------------------------
                                                                   2008      2007      2006
                                                                 -----------------------------
                                                                         (in millions)
Revenues
 Premiums.......................................................   $   963   $   875   $ 1,014
 Fee income.....................................................     2,688     3,262     2,483
 Net investment income..........................................     1,435     1,337     1,163
 Net realized investment and other gains........................       426       162        32
                                                                 --------- --------- ---------
     Total revenues.............................................     5,512     5,636     4,692

Benefits and expenses
 Benefits to policyholders......................................     4,500     2,375     1,889
 Policyholder dividends.........................................       421       416       395
 Amortization of deferred policy acquisition costs and deferred
   sales inducements............................................     (388)       584       536
 Other operating costs and expenses.............................     1,320     1,269     1,117
                                                                 --------- --------- ---------
     Total benefits and expenses................................     5,853     4,644     3,937
                                                                 --------- --------- ---------

(Loss) income before income taxes...............................     (341)       992       755

Income tax (benefit) expense....................................     (303)       273       230
                                                                 --------- --------- ---------

Net (loss) income...............................................   $  (38)   $   719   $   525
                                                                 ========= ========= =========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S
                    EQUITY AND COMPREHENSIVE INCOME (LOSS)

                                                         Additional          Accumulated Other     Total
                                                 Capital  Paid-in   Retained   Comprehensive   Shareholder's  Outstanding
                                                  Stock   Capital   Earnings      Income          Equity         Shares
                                                 --------------------------------------------------------------------------
                                                        (in millions, except for shares outstanding)         (in thousands)
Balance at January 1, 2006......................   $ 5    $ 2,045   $ 1,463       $   525         $ 4,038        4,829

Comprehensive income:
 Net income.....................................                        525                           525
   Other comprehensive income, net of tax:
     Net unrealized investment losses...........                                     (46)            (46)
     Foreign currency translation
       adjustment...............................                                      (5)             (5)
     Minimum pension liability..................                                        5               5
                                                                                               -------------
Comprehensive income............................                                                      479

SFAS No. 158 transition adjustment..............                                      (2)             (2)
Employee stock option plan (ESOP)...............               13                                      13
Capital contribution from Parent................               71                                      71
Transfer of real estate to affiliate............               87                                      87
                                                 --------------------------------------------------------------------------
Balance at December 31, 2006....................   $ 5    $ 2,216   $ 1,988       $   477         $ 4,686        4,829

Comprehensive income:
 Net income.....................................                        719                           719
   Other comprehensive income, net of tax:
     Net unrealized investment gains............                                      124             124
     Foreign currency translation
       adjustment...............................                                      (4)             (4)
     Amortization of periodic pension costs.....                                        1               1
     Cash flow hedges...........................                                     (13)            (13)
                                                                                               -------------
Comprehensive income............................                                                      827

Employee stock option plan (ESOP)...............                6                                       6
Dividends paid to Parent........................                      (135)                         (135)
                                                 --------------------------------------------------------------------------
Balance at December 31, 2007....................   $ 5    $ 2,222   $ 2,572       $   585         $ 5,384        4,829

Comprehensive income:
 Net loss.......................................                       (38)                          (38)
   Other comprehensive income, net of tax:
     Net unrealized investment losses...........                                    (645)           (645)
     Foreign currency translation
       adjustment...............................                                     (23)            (23)
     Change in funded status of pension plan
       and amortization of periodic pension
       costs....................................                                     (15)            (15)
     Cash flow hedges...........................                                        6               6
                                                                                               -------------
Comprehensive loss..............................                                                    (715)
Capital contribution from Parent................              477                                     477
Employee stock option plan (ESOP)...............                5                                       5
                                                 --------------------------------------------------------------------------
Balance at December 31, 2008....................   $ 5    $ 2,704   $ 2,534       $  (92)         $ 5,151        4,829
                                                 ==========================================================================

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                 Years ended December 31
                                                                         ----------------------------------------
                                                                             2008          2007          2006
                                                                         ----------------------------------------
                                                                                      (in millions)
Cash flows from operating activities:
Net (loss) income.......................................................   $      (38)   $      719    $      525
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
 Amortization of premium and accretion of discounts, net--fixed
   maturities...........................................................          (28)            9            13
 Net realized investment and other gains................................         (426)         (162)         (32)
 Amortization of deferred policy acquisition costs and deferred sales
   inducements..........................................................         (388)          584           536
 Capitalization of deferred policy acquisition costs and deferred sales
   inducements..........................................................       (1,687)       (1,700)      (1,154)
 Depreciation and amortization..........................................           59            26            26
 Increase in accrued investment income..................................           (9)          (63)          (1)
 Decrease in other assets and other liabilities, net....................        1,584           448           398
 Increase in policyholder liabilities and accruals, net.................        1,958           781           479
 Increase in deferred income taxes......................................          212            50           237
                                                                         ----------------------------------------
Net cash provided by operating activities...............................        1,237           692         1,027
                                                                         ----------------------------------------

Cash flows from investing activities:
 Sales of:
   Fixed maturities.....................................................        4,008         8,814         9,657
   Equity securities....................................................          411           304           355
   Real estate..........................................................            -             -            27
   Other invested assets................................................          149             -             -
 Maturities, prepayments, and scheduled redemptions of:
   Fixed maturities.....................................................          413           485           658
   Mortgage loans on real estate........................................        1,221         1,453         1,105
 Purchases of:
   Fixed maturities.....................................................       (6,483)      (11,150)     (10,327)
   Equity securities....................................................         (195)         (229)        (690)
   Real estate..........................................................         (205)         (168)         (16)
   Other invested assets................................................         (283)         (121)         (74)
 Mortgage loans on real estate issued...................................       (1,434)       (1,409)      (1,128)
 Issuance of notes receivable from affiliates...........................         (295)            -             -
 Cash received on sale of mortgage backed security to affiliate.........            -            15             -
 Net purchases of short-term investments................................         (939)       (2,013)        (162)
 Other, net.............................................................         (161)         (249)        (281)
                                                                         ----------------------------------------
Net cash used in investing activities...................................       (3,793)       (4,268)        (876)
                                                                         ----------------------------------------

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                                                                     Years ended December 31,
                                                                 ---------------------------------
                                                                    2008       2007       2006
                                                                 ---------------------------------
                                                                           (in millions)
Cash flows from financing activities:
   Capital contribution from Parent.............................   $     477   $     -   $      71
   Dividends paid to Parent.....................................           -     (135)           -
   (Decrease) increase in amounts due to affiliates.............       (666)     1,768          14
   Universal life and investment-type contract deposits.........       4,760     2,748       2,832
   Universal life and investment-type contract maturities and
     withdrawals................................................     (1,422)     (509)     (1,266)
   Net transfers to separate accounts from policyholders' funds.     (1,929)     (881)       (433)
   Excess tax benefits related to share-based payments..........           1         2           2
   Cash received on sale of real estate to affiliate............           -         -         150
   Unearned revenue on financial reinsurance....................       1,592     (149)        (49)
   Net reinsurance recoverable..................................       (125)      (35)          49
                                                                 ---------------------------------
Net cash provided by financing activities.......................       2,688     2,809       1,370
                                                                 ---------------------------------

Net increase (decrease) in cash and cash equivalents............         132     (767)       1,521
Cash and cash equivalents at beginning of year..................       3,345     4,112       2,591
                                                                 ---------------------------------
Cash and cash equivalents at end of year........................   $   3,477   $ 3,345   $   4,112
                                                                 =================================

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 -- Summary of Significant Accounting Policies

Business. John Hancock Life Insurance Company (U.S.A.) ("JHUSA" or the "Company") is a wholly-owned subsidiary of The Manufacturers Investment Corporation ("MIC"). MIC is a wholly-owned subsidiary of Manulife Holdings (Delaware) LLC ("MHDLLC"), which is an indirect, wholly-owned subsidiary of The Manufacturers Life Insurance Company ("MLI"). MLI, in turn, is a wholly-owned subsidiary of Manulife Financial Corporation ("MFC"), a Canadian-based, publicly traded stock life insurance company.

The Company provides a wide range of insurance and investment products to both individual and institutional customers located primarily in the United States. These products, including individual life insurance, individual and group fixed and variable annuities, and group pension contracts, are sold through an extensive network of agents, securities dealers, and other financial institutions. The Company also offers investment management services with respect to the Company's separate account assets and to mutual funds and institutional customers. The Company is licensed in forty-nine states.

Basis of Presentation. These financial statements have been prepared in conformity with U.S. generally accepted accounting principles ("U.S. GAAP"), which requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned and or controlled subsidiaries and variable interest entities ("VIEs") in which the Company is the primary beneficiary. Partnerships, joint venture interests, and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets. All significant intercompany transactions and balances have been eliminated. For further discussion regarding VIEs, see Note 3 -- Relationships with Variable Interest Entities.

Reclassifications. Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments. The Company classifies its fixed maturity securities, other than leveraged leases, as available-for-sale and records these securities at fair value. Unrealized investment gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for other-than-temporary impairments, amortization of premiums, and accretion of discounts to maturity. Amortization of premiums and accretion of discounts are included in net investment income. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses).

For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date plus anticipated future payments, and any resulting adjustment is included in net investment income.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized investment gains and losses are reflected in shareholder's equity, as described above for available-for-sale fixed maturity securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other-than-temporary are reported as a component of net realized investment and other gains (losses). Dividends are recorded as income on the ex-dividend date.

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or accretion of discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. The valuation allowance established as a result of impairment is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)

estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains (losses). Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains (losses).

Real estate held-for-sale is carried at the lower of depreciated cost or fair value less expected disposition costs. Any change to the valuation allowance for real estate held-for-sale is reported as a component of net realized investment and other gains (losses). The Company does not depreciate real estate classified as held-for-sale.

Policy loans are carried at unpaid principal balances.

Short-term investments, which include investments with remaining maturities of one year or less, but greater than three months, at the time of purchase, are reported at fair value.

Net realized investment and other gains (losses), other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating contract holder accounts.

Derivative Financial Instruments. The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and also to manage the duration of assets and liabilities. All derivative instruments are carried on the Company's Consolidated Balance Sheets in other assets or other liabilities at fair value.

In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments, as well as the offsetting changes in fair value of the hedged items, are recorded in net realized investment and other gains (losses). Basis adjustments are amortized into income through net realized investment and other gains (losses).

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques, including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors and swaptions), the premium is amortized into net investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e. the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)


The Company is a party to financial instruments that may contain embedded derivatives. The Company assesses each identified embedded derivative to determine whether bifurcation is required. If it is determined that the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract and that a separate instrument with the same terms would qualify as a derivative instrument, the embedded derivative is bifurcated from the host contract. Embedded derivatives are carried at fair value with changes in fair value reported in net realized investment and other gains (losses) for derivatives embedded in investment securities, or benefits to policyholders for the reinsurance recoverable related to guaranteed minimum income benefits and certain separate account guarantees related to guaranteed minimum withdrawal benefits.

Cash and Cash Equivalents. Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Goodwill. As a result of the acquisition of Wood Logan Associates, the Company recognized an asset for goodwill representing the excess of the cost over the fair value of the assets acquired and liabilities assumed.

The Company tests goodwill for impairment at least annually, or more frequently if circumstances indicate impairment may have occurred.

Deferred Policy Acquisition Costs and Deferred Sales Inducements. Deferred policy acquisition costs ("DAC") are costs that vary with, and are related primarily to, the production of new business and have been deferred to the extent that they are deemed recoverable. Such costs include sales commissions, certain policy issuance and underwriting costs, and certain agency expenses. Similarly, any amounts assessed as initiation fees or front-end loads are recorded as unearned revenue. The Company tests the recoverability of DAC at least annually.

DAC related to participating traditional life insurance is amortized over the life of the policies at a constant rate based on the present value of the estimated gross margin amounts expected to be realized over the lives of the policies. Estimated gross margin amounts include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve, and expected annual policyholder dividends. For annuity, group pension contracts, universal life insurance, DAC and unearned revenue are amortized generally in proportion to the change in present value of expected gross profits arising principally from surrender charges, investment results, including realized gains (losses), and mortality and expense margins. DAC amortization is adjusted retrospectively when estimates are revised. For annuity, universal life insurance, and investment-type products, the DAC asset is adjusted for the impact of unrealized gains (losses) on investments as if these gains (losses) had been realized, with corresponding credits or charges included in accumulated other comprehensive income.

DAC related to non-participating traditional life insurance is amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

The Company offers sales inducements, including enhanced crediting rates or bonus payments, to contract holders on certain of its individual and group annuity products. The Company defers sales inducements and amortizes them over the life of the underlying contracts using the same methodology and assumptions used to amortize DAC.

Reinsurance. Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying Consolidated Statements of Operations reflect premiums, benefits, and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits, and reserves related to reinsured business are accounted for on a basis consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its contract holders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Separate Account Assets and Liabilities. Separate account assets and liabilities reported on the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of contract holders. Net investment income and net realized investment and other gains (losses) generally accrue directly to

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)

such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, net realized investment and other gains (losses), and the related liability changes of separate accounts are offset within the same line item in the Consolidated Statements of Operations. Fees charged to contract holders, principally mortality, policy administration, investment management, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds. Future policy benefits for participating traditional life insurance policies are based on the net level premium method. The net level premium reserve is calculated using the guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Settlement dividends are accrued in proportion to gross margins over the life of the policies. Participating business represented 27% and 34% of the Company's traditional life net insurance in-force at December 31, 2008 and 2007, respectively, and 77%, 88%, and 93% of the Company's traditional life net insurance premiums for the years ended December 31, 2008, 2007, and 2006, respectively.

Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments.

For payout annuities in loss recognition, future policy benefits are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains (losses) associated with the underlying assets.

For non-participating traditional life insurance policies and reinsurance policies, future policy benefits are estimated using a net level premium method based upon actuarial assumptions as to mortality, persistency, interest, and expenses established at the policy issue date. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience, which, together with interest and expense assumptions, include a margin for adverse deviation.

Policyholders' funds for universal life products and group pension contracts are equal to the total of the policyholder account values before surrender charges. Policyholder account values include deposits plus credited interest or change in investment value less expense and mortality fees, as applicable, and withdrawals. Policy benefits are charged to expense and include benefit claims incurred in the period in excess of related policy account balances and interest credited to policyholders' account balances.

Components of policyholders' funds were as follows:

                                                 December 31,
                                                ---------------
                                                 2008    2007
                                                ---------------
                                                 (in millions)
                Individual and group annuities.   $  65   $  41
                Group pension contracts........      78      82
                Universal life and other.......     238     177
                                                ---------------
                Total policyholders' funds.....   $ 381   $ 300
                                                ===============

Liabilities for unpaid claims and claim expenses include estimates of payments to be made on reported life claims and estimates of incurred but not reported claims based on historical claims development patterns.

Estimates of future policy benefit reserves, claim reserves, and expenses are reviewed on a regular basis and adjusted as necessary. Any changes in estimates are reflected in current earnings.

Policyholder Dividends. Policyholder dividends for the closed block are approved annually by the Company's Board of Directors. The aggregate amount of policyholder dividends is calculated based upon actual interest, mortality, morbidity, persistency, and expense experience for the year, as well as management's judgment as to the proper level of statutory surplus to be retained by the Company. For additional information on the closed block, see
Note 6 -- Closed Block.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)


Revenue Recognition. Premiums from participating and non-participating traditional life insurance, and reinsurance contracts are recognized as revenue when due. When premiums are due over a significantly shorter period than the period over which benefits are provided, any excess profit is deferred and recognized into income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

Deposits related to universal life contracts are credited to policyholders' account balances. Revenues from these contracts, as well as annuities and group pension contracts, consist of amounts assessed against policyholders' account balances for mortality, policy administration, and surrender charges and are recorded in fee income in the period in which the services are provided.

Fee income also includes advisory fees and administration service fees. Such fees and commissions are recognized in the period in which services are performed.

Share-Based Payments. The Company adopted Statement of Financial Accounting Standards No. 123 (revised 2004), "Share-Based Payment," ("SFAS No. 123(R)") on January 1, 2006. The standard requires that the costs resulting from share-based payment transactions with employees be recognized in the financial statements utilizing a fair value based measurement method.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units and the intrinsic fair value of the restricted share units granted by MFC to Company employees are recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. GAAP, are recorded in the accounts of the Company in other operating costs and expenses.

Upon adoption of SFAS No. 123(R), the Company was required to determine the portion of additional paid-in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS No. 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS No. 123 fair value recognition provisions in 2001. The Company elected to calculate this "pool" of additional paid-in capital using the shortcut method as permitted by FASB Staff Position
No. 123(R)-3, "Transition Election Related to Accounting for the Tax Effects of Share-Based Payment Awards."

SFAS No. 123(R) also requires the benefits of tax deductions in excess of recognized compensation cost to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increases net financing cash flows in periods after adoption. For the years ended December 31, 2008 and 2007, the Company recognized $1 million and $2 million, respectively, of excess tax benefits related to share-based payments in the Consolidated Statement of Cash Flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share-based payments, which was reclassified from net operating cash flows to net financing cash flows.

Income Taxes. The provision for federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax and financial statement bases of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency. Assets and liabilities relating to foreign operations are translated into U.S. dollars using current exchange rates as of the balance sheet date. Revenues and expenses are translated using the average exchange rates during the year. The resulting net translation adjustments for each year are included in accumulated other comprehensive income. Gains or losses on foreign currency transactions are reflected in earnings.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)


Recent Accounting Pronouncements

  FASB Staff Position No. EITF 99-20-1, "Amendments to the Impairment Guidance of EITF Issue No. 99-20" ("FSP EITF No. 99-20-1")

In January 2009, the Financial Accounting Standards Board ("FASB") issued FSP EITF No. 99-20-1 which helps conform the impairment guidance in EITF No. 99-20 to the impairment guidance of SFAS No. 115. EITF No. 99-20 applies to debt securities backed by securitized financial assets ("ABS"), which are of less than high credit quality and can be contractually prepaid in a way that the investor could lose part of its investment. These securities are categorized as available-for-sale and have fair values below their carrying values. FSP EITF No. 99-20-1 allows the Company to consider its own expectations about probabilities that the ABS can and will be held until the fair values recover, while assessing whether the ABS is other-than-temporarily impaired. EITF
No. 99-20 formerly required the Company to consider only market participant expectations about the ABS future cash flows in this situation. FSP EITF
No. 99-20-1 was effective for the Company on December 31, 2008. Adoption of FSP EITF No. 99-20-1 on January 1, 2009 did not result in any impact to the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

  FASB Staff Position SFAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP SFAS No. 132R-1")

In December 2008, the FASB issued FSP SFAS No. 132R-1 which requires enhanced disclosures of the assets of the Company's pension and other postretirement benefit plans in the Company's consolidated financial statements. FSP SFAS
No. 132R-1 requires a narrative description of investment policies and strategies for plan assets, and discussion of long term rate of return assumptions for plan assets. FSP SFAS No. 132R-1 requires application of SFAS No. 157 style disclosures to fair values of plan assets, including disclosure of fair values of plan assets sorted by asset category and valuation levels 1, 2 and 3, with roll forward of level 3 plan assets, and discussion of valuation processes used. FSP SFAS No. 132R-1 will be effective for the Company's consolidated financial statements at December 31, 2009.

  FASB Staff Position SFAS No. 140-4 and FIN No. 46(R)-8, "Disclosures by Public Entities (Enterprises) about Transfers of Financial Assets and Interests in Variable Interest Entities" ("FSP SFAS No. 140-4 and FIN No. 46R-8")

In December 2008, the FASB issued FSP SFAS No. 140-4 and FIN No. 46(R)-8 which requires enhanced disclosures about transfers of financial assets and interests in variable interest entities. While the Company is not involved in securitizing financial assets, it does have significant relationships with VIEs. This FSP was effective for the Company at December 31, 2008 and resulted in enhanced disclosures about the Company's relationships with VIEs. See Note 3 -- Relationships with Variable Interest Entities.

  Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" ("SFAS No. 161")

In March 2008, the FASB issued SFAS No. 161 which provides extensively expanded disclosure requirements for derivative instruments and hedging activities and applies to all derivative instruments, including bifurcated derivative instruments and related hedged items which are accounted for under SFAS
No. 133. SFAS No. 161 will be effective for the Company's Consolidated Balance Sheets and Consolidated Statements of Operations in 2009. The adoption of this guidance is not expected to have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

  Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS No. 157")

Effective January 1, 2008, the Company adopted SFAS No. 157, which provides a single definition of fair value for accounting purposes, establishes a consistent framework for measuring fair value, and expands disclosure requirements about fair value measurements. SFAS No. 157 requires, among other things, an exit value approach for valuing assets and liabilities, using the best available information about what a market would bear. The exit value approach focuses on the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Exit values for liabilities should include margins for risk even if they are not observable. SFAS No. 157 provides guidance on how to measure fair value, when required, under existing accounting standards. SFAS No. 157

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)

establishes a fair value hierarchy based on the observability of the inputs to valuation techniques used to measure fair value, sorted into three levels ("Level 1, 2, and 3"), with the most observable input level being Level 1. The impact of changing valuation methods to comply with SFAS No. 157 resulted in adjustments to actuarial liabilities, which were recorded as an increase in net income of $60 million, net of tax, as of January 1, 2008.

Effective January 1, 2008, the Company adopted FASB Staff Position No. FAS 157-1, "Application of FASB Statement No. 157 to FASB Statement No. 13 ("SFAS 13") and Other Accounting Pronouncements That Address Fair Value Measurements for Purposes of Lease Classification or Measurement under Statement 13 ("FSP No. FAS 157-1")." FSP No. FAS 157-1 amends SFAS No. 157 to provide a scope exception from SFAS No. 157 for the evaluation criteria on lease classification and capital lease measurement under SFAS No. 13, "Accounting for Leases," and other related accounting pronouncements. As a result of adopting FSP No. FAS 157-1, the Company does not apply the provisions of SFAS No. 157 to its leases.

  Statement of Financial Accounting Standards No. 160, "Noncontrolling Interests in Consolidated Financial Statements, an Amendment of ARB No. 51" ("SFAS No. 160")

In December 2007, the FASB issued SFAS No. 160 which establishes accounting guidance for non-controlling interests in a subsidiary and for deconsolidation of a subsidiary. SFAS No. 160 will require that non-controlling interests be included in shareholders' equity and separately reported there, that a consolidated entity's net income include and present separately amounts attributable to both the controlling and non-controlling interests, that continuity of equity accounts for both controlling interests and non-controlling interests be presented on a company's statement of changes in equity, and that changes in a parent's ownership of a subsidiary which do not result in deconsolidation be accounted for as transactions in the company's own stock. Deconsolidation will result in gain/loss recognition, with any retained non-controlling interest measured initially at fair value. SFAS No. 160 will be effective for the Company's Consolidated Balance Sheets and Consolidated Statements of Operations in 2009, and will be applied prospectively, except for the presentation and disclosure requirements which will be applied retrospectively. The adoption of this guidance is not expected to have a material impact on the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

  Statement of Financial Accounting Standards No. 141 (R), "Business Combinations" ("SFAS No. 141(R)")

In December 2007, the FASB issued SFAS No. 141(R) which replaces SFAS No. 141, "Business Combinations". SFAS No. 141(R) retains the underlying concepts of SFAS No. 141 in that all business combinations are still required to be accounted for at fair value under the acquisition method of accounting, but SFAS No. 141(R) changes the method of applying the acquisition method in a number of significant aspects. Some of the more significant requirements under SFAS No. 141(R) include; the acquisition date is defined as the date that the acquirer achieves control over the acquiree; any consideration transferred will be measured at fair value as of acquisition date; and all identifiable assets acquired, and liabilities assumed and any non-controlling interest in the acquiree will be recorded at their acquisition date fair value, with certain exceptions. SFAS No. 141(R) will be effective on a prospective basis for all business combinations for which the acquisition date is on or after January 1, 2009, except for accounting for valuation allowances on deferred income taxes and acquired tax contingencies. SFAS No. 141(R) amends SFAS No. 109 such that adjustments made to valuation allowances on deferred taxes and acquired tax contingencies associated with acquisitions that closed prior to the effective date of SFAS No. 141(R) would be subject to SFAS No. 141(R).

  FASB Staff Position Fin No. 39-1, "Amendment of Offsetting of Amounts Related to Certain Contracts" ("FSP FIN No. 39-1")

In April 2007, the FASB Staff issued FSP FIN No. 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN No. 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN No. 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation of offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase in derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 of $57 million.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 -- Summary of Significant Accounting Policies - (continued)


  Statement of Financial Accounting Standards No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106, and 132R" ("SFAS No. 158")

In September 2006, the FASB issued SFAS No. 158. SFAS No. 158 requires the Company to recognize in its statement of financial position either assets or liabilities for the overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated other comprehensive income in the year the changes occur.

SFAS No. 158 was effective for the Company on December 31, 2006. As a result of the Company's adoption of SFAS No. 158, the Company recorded a decrease to accumulated other comprehensive income of $2 million, net of tax, as of December 31, 2006 to recognize the funded status of its defined benefit pension and other postretirement benefit plans.

  FASB Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes, an interpretation of FASB Statement No. 109" ("FIN No. 48")

In June 2006, the FASB issued FIN No. 48. FIN No. 48 prescribes a comprehensive model for how a company should recognize, measure, present, and disclose in its financial statements uncertain tax positions that it has taken or expects to take on a tax return. FIN No. 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (a) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (b) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both (a) and (b). FIN No. 48 requires recording a cumulative effect of adoption in retained earnings as of beginning of year of adoption.

FIN No. 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN No. 48 had no material impact on the Company's Consolidated Balance Sheets at December 31, 2007 or Consolidated Statements of Operations for the year ended December 31, 2007.

  AICPA Statement of Position No. 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts" ("SOP No. 05-1")

In September 2005, the Accounting Standards Executive Committee ("AcSEC") of the American Institute of Certified Public Accountants ("AICPA") issued SOP
No. 05-1. SOP No. 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and should be charged to expense.

SOP No. 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP No. 05-01 as of January 1, 2007, there was no material impact to the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

  Emerging Issues Task Force Issue No. 04-5, "Determining Whether a General Partner or the General Partners as a Group Controls a Limited Partnership or a Similar Entity When the Limited Partners Have Certain Rights" ("EITF No. 04-5")

In July 2005, the Emerging Issues Task Force of the FASB issued EITF No. 04-5. EITF No. 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a VIE, in which case VIE consolidation accounting rules should instead be followed.

EITF No. 04-5 was effective for the Company on January 1, 2006. In connection with the Company's adoption of EITF No. 04-5, there was no impact to the Company's Consolidated Balance Sheets or Consolidated Statements of Operations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments


Fixed Maturities and Equity Securities

The Company's investments in fixed maturities and equity securities classified as available-for-sale are summarized below:

                                                                                December 31, 2008
                                                                 -----------------------------------------------
                                                                                  Gross      Gross
                                                                                Unrealized Unrealized
                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                 -----------------------------------------------
                                                                                  (in millions)
Fixed maturities and equity securities:
   Corporate securities.........................................    $ 11,765      $ 508     $   821    $ 11,452
   Asset-backed and mortgage-backed securities..................       1,072          -         143         929
   Obligations of states and political subdivisions.............         201          6           7         200
   Debt securities issued by foreign governments................         995        209           1       1,203
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................         793        110           -         903
                                                                 -----------------------------------------------
   Fixed maturities.............................................      14,826        833         972      14,687
   Other fixed maturities (1)...................................          49          -           -          49
                                                                 -----------------------------------------------
   Total fixed maturities available-for-sale, at fair value.....      14,875        833         972      14,736
   Equity securities available-for-sale.........................         517         44         146         415
                                                                 -----------------------------------------------
   Total fixed maturities and equity securities.................    $ 15,392      $ 877     $ 1,118    $ 15,151
                                                                 ===============================================

                                                                                December 31, 2007
                                                                 -----------------------------------------------
                                                                                  Gross      Gross
                                                                                Unrealized Unrealized
                                                                 Amortized Cost   Gains      Losses   Fair Value
                                                                 -----------------------------------------------
                                                                                  (in millions)
Fixed maturities and equity securities:
   Corporate securities.........................................    $ 10,292      $ 574     $   121    $ 10,745
   Asset-backed and mortgage-backed securities..................         992         15           2       1,005
   Obligations of states and political subdivisions.............          83          4           -          87
   Debt securities issued by foreign governments................         893        145           -       1,038
   U.S. Treasury securities and obligations of U.S. government
     corporations and agencies..................................         718         24           -         742
                                                                 -----------------------------------------------
   Fixed maturities.............................................      12,978        762         123      13,617
   Other fixed maturities (1)...................................          72          -           -          72
                                                                 -----------------------------------------------
   Total fixed maturities available-for-sale, at fair value.....      13,050        762         123      13,689
   Equity securities available-for-sale.........................         781        193          18         956
                                                                 -----------------------------------------------
   Total fixed maturities and equity securities.................    $ 13,831      $ 955     $   141    $ 14,645
                                                                 ===============================================

(1)The Company classifies its leveraged leases as fixed maturities and records as its carrying value the net investment of its leveraged leases calculated by accruing income at each lease's expected internal rate of return.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments - (continued)


The amortized cost and fair value of available-for-sale fixed maturities at December 31, 2008, by contractual maturity, are shown below:

                                                  Amortized Cost Fair Value
                                                  -------------------------
                                                        (in millions)
     Fixed maturities:
     Due in one year or less.....................     $    432     $    432
     Due after one year through five years.......        2,364        2,296
     Due after five years through ten years......        3,626        3,511
     Due after ten years.........................        7,332        7,519
                                                  -------------- ----------
                                                        13,754       13,758
     Asset-backed and mortgage-backed securities.        1,072          929
                                                  -------------- ----------
        Total....................................     $ 14,826     $ 14,687
                                                  ============== ==========

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties. Asset-backed and mortgage-backed securities are shown separately in the table above, as they are not due at a single maturity date.

Fixed Maturities and Equity Securities Impairment Review

The Company has a process in place to identify securities that could potentially have an impairment that is other-than-temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts, and cash flow projections as indicators of credit issues.

At the end of each quarter, the MFC Loan Review Committee reviews all securities where market value is less than 80 percent of amortized cost for six months or more to determine whether impairments need to be taken. The analysis focuses on each company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Credit Committee at MFC. This committee includes MFC's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other-than-temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired, the difference between amortized cost and fair value would be charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other-than-temporary. These risks and uncertainties include (1) the risk that its assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to its investment professionals who determine the fair value estimates and other-than-temporary impairments, and
(4) the risk that new information obtained by the Company or changes in other facts and circumstances lead it to change its intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of other-than-temporary impairment charges.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments - (continued)


The following table shows the carrying value and gross unrealized losses aggregated by investment category and length of time that individual available-for-sale fixed maturity securities and equity securities have been in a continuous unrealized loss position:

 Unrealized Losses on Available-For-Sale Fixed Maturity Securities and Equity
                        Securities -- By Investment Age

                                                                 Year ended December 31, 2008
                                                  -----------------------------------------------------------
                                                  Less than 12 months  12 months or more         Total
                                                  -----------------------------------------------------------

                                                  Carrying Unrealized Carrying Unrealized Carrying Unrealized
                                                   Value     Losses    Value     Losses    Value     Losses
                                                  -----------------------------------------------------------
                                                                         (in millions)
Corporate securities............................. $ 4,400    $ 431    $ 1,681    $ 390    $ 6,081   $   821
Asset-backed and mortgage-backed securities......     810      116         92       27        902       143
Obligations of states and political subdivisions.      92        7          -        -         92         7
Debt securities issued by foreign governments....      28        1          -        -         28         1
                                                  -----------------------------------------------------------
Total fixed maturities available-for-sale........   5,330      555      1,773      417      7,103       972
Equity securities available-for-sale.............     241      118         34       28        275       146
                                                  -----------------------------------------------------------
Total............................................ $ 5,571    $ 673    $ 1,807    $ 445    $ 7,378   $ 1,118
                                                  ===========================================================

                                                            Year ended December 31, 2007
                                             -----------------------------------------------------------
                                             Less than 12 months  12 months or more         Total
                                             -----------------------------------------------------------

                                             Carrying Unrealized Carrying Unrealized Carrying Unrealized
                                              Value     Losses    Value     Losses    Value     Losses
                                             -----------------------------------------------------------
                                                                    (in millions)
Corporate securities........................ $ 1,521     $ 50    $ 1,462     $ 71    $ 2,983    $ 121
Asset-backed and mortgage-backed securities.      99        2         32        -        131        2
                                             -----------------------------------------------------------
Total fixed maturities available-for-sale...   1,620       52      1,494       71      3,114      123
Equity securities available-for-sale........     145       18          -        -        145       18
                                             -----------------------------------------------------------
Total....................................... $ 1,765     $ 70    $ 1,494     $ 71    $ 3,259    $ 141
                                             ===========================================================

Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns are apt to play a larger role in the unrealized loss on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade available-for-sale fixed maturity securities increased to $79 million at December 31, 2008 from $19 million at December 31, 2007.

At December 31, 2008 and 2007, there were 753 and 339 available-for-sale fixed maturity securities with an aggregate gross unrealized loss of $972 million and $123 million, respectively, of which the single largest unrealized loss was $22 million and $16 million, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

At December 31, 2008 and 2007, there were 550 and 174 equity securities with an aggregate gross unrealized loss of $146 million and $18 million, respectively, of which the single largest unrealized loss was $14 million and $1 million, respectively. The Company anticipates that these equity securities will recover in value in the near term.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments - (continued)


There were no non-income producing available-for-sale securities for the year ended December 31, 2008. Non-income producing assets represent investments that have not produced income for the twelve months preceding December 31, 2008.

Securities Lending

The Company participated in a securities lending program for the purpose of enhancing income on securities held in 2007, but there were no securities on loan and no collateral held as of December 31, 2008. At December 31, 2007, $1,476 million of the Company's securities, at market value, were on loan to various brokers/dealers and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities was monitored on a daily basis, and the collateral was maintained at a level of at least 102% of the loaned securities' market value.

Assets on Deposit

As of December 31, 2008 and 2007, fixed maturity securities with a fair value of $9 million and $7 million were on deposit with government authorities as required by law.

Mortgage Loans on Real Estate

At December 31, 2008, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

   Collateral              Carrying      Geographic              Carrying
   Property Type            Amount       Concentration            Amount
   -----------------------------------   -----------------------------------
                         (in millions)                         (in millions)
   Apartments...........    $   356      East North Central...    $   323
   Industrial...........        531      East South Central...         38
   Office buildings.....        955      Middle Atlantic......        463
   Retail...............        468      Mountain.............        243
   Mixed use............        120      New England..........        160
   Agricultural.........         48      Pacific..............        689
   Agri business........         42      South Atlantic.......        551
   Other................        114      West North Central...         14
                                         West South Central...        153

   Provision for losses.         (5)     Provision for losses.         (5)
                         -------------                         -------------

   Total................    $ 2,629      Total................    $ 2,629
                         =============                         =============

Changes in the allowance for probable losses on mortgage loans on real estate are summarized below:

                              Balance at Beginning                      Balance at End of
                                   of Period       Additions Deductions      Period
                              -----------------------------------------------------------
                                                     (in millions)

Year ended December 31, 2008.         $ 3             $ 2       $ -            $ 5

Year ended December 31, 2007.           3               5         5              3

Year ended December 31, 2006.           5               1         3              3

Mortgage loans with a carrying value of $11 million were non-income producing for the years ended December 31, 2008 and 2007. At December 31, 2008, mortgage loans with carrying value of $4 million were delinquent by less than 90 days. There were no mortgage loans delinquent by 90 days or more.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments - (continued)


The total recorded investment in mortgage loans that are considered to be impaired along with the related provision for losses were as follows:

                                                                   December 31,
                                                                  ---------------
                                                                    2008       2007
                                                                  ---------------
                                                                   (in millions)
Impaired mortgage loans on real estate with provision for losses.  $ 16       $ 12
Provision for losses.............................................    (5)        (3)
                                                                  ------     ------
Net impaired mortgage loans on real estate.......................  $ 11       $  9
                                                                  ======     ======

The average recorded investment in impaired loans and the interest income recognized on impaired loans were as follows:

                                                     Years ended December 31,
                                                     ------------------------
                                                       2008     2007    2006
                                                     ------------------------
                                                        (in millions)
      Average recorded investment in impaired loans.  $ 14     $ 12    $ 16
      Interest income recognized on impaired loans..     -        -       -

The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2008 and 2007.

Investment Real Estate

There was no non-income producing real estate for the years ended December 31, 2008 and 2007, respectively. Depreciation expense on investment real estate was $29 million, $26 million, and $26 million, in 2008, 2007, and 2006, respectively. Accumulated depreciation was $248 million and $218 million at December 31, 2008 and 2007, respectively.

Equity Method Investments

Investments in other assets, which include unconsolidated joint ventures, partnerships, and limited liability corporations, accounted for using the equity method of accounting totaled $392 million and $309 million at December 31, 2008 and 2007, respectively. Total combined assets of such investments were $8,051 million and $5,322 million (consisting primarily of investments) and total combined liabilities were $3,753 million and $2,916 million (including $3,219 million and $2,444 million of debt) at December 31, 2008 and 2007, respectively. Total combined revenues and expenses of these investments in 2008 were $1,423 million and $1,513 million, respectively, resulting in $90 million of total combined loss from operations. Total combined revenues and expenses of these investments in 2007 were $560 million and $582 million, respectively, resulting in $22 million of total combined loss from operations. Total combined revenues and expenses in 2006 were $68 million and $110 million, respectively, resulting in $42 million of total combined loss from operations. Net investment (loss) income on investments accounted for on the equity method totaled $(9) million, $2 million, and $0 in 2008, 2007, and 2006, respectively. Depending on the timing of receipt of the audited financial statements of these other assets, the above investee level financial data may be up to one year in arrears.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 -- Investments - (continued)


Net Investment Income and Net Realized Investment and Other Gains (Losses)

The following information summarizes the components of net investment income and net realized investment and other gains (losses):

                                                                Years ended December 31,
                                                                -------------------------
                                                                   2008    2007     2006
                                                                -------------------------
                                                                      (in millions)
Net investment income
   Fixed maturities............................................ $   913  $   798 $   730
   Equity securities...........................................      50       38      24
   Mortgage loans on real estate...............................     161      145     152
   Investment real estate......................................      96      100      98
   Policy loans................................................     202      185     166
   Short-term investments......................................      93      145      61
   Other.......................................................      12        7      (8)
                                                                -------------------------
   Gross investment income.....................................   1,527    1,418   1,223

       Less investment expenses................................      92       81      60
                                                                -------------------------
Net investment income (1)...................................... $ 1,435  $ 1,337 $ 1,163
                                                                =========================

Net realized investment and other gains (losses)
   Fixed maturities............................................ $   (55) $    69 $   (27)
   Equity securities...........................................    (151)      38      44
   Mortgage loans on real estate and real estate held-for-sale.       1       13      20
   Derivatives and other invested assets.......................     631       42      (5)
                                                                -------------------------
Net realized investment and other gains (1).................... $   426  $   162 $    32
                                                                =========================

(1)Includes net investment income and net realized investment and other gains on assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 --Related Party Transactions, for information on the associated MRBL reinsurance agreement.

For 2008, 2007, and 2006, net investment income passed through to participating contract holders as interest credited to policyholders' account balances amounted to $1 million, $2 million, and $1 million, respectively.

Gross gains were realized on the sale of available-for-sale securities of $212 million, $203 million, and $189 million for the years ended December 31, 2008, 2007, and 2006, respectively, and gross losses were realized on the sale of available-for-sale securities of $50 million, $51 million, and $132 million for the years ended December 31, 2008, 2007, and 2006, respectively. In addition, other-than-temporary impairments on available-for-sale securities of $341 million, $74 million, and $64 million for the years ended December 31, 2008, 2007, and 2006, respectively, were recognized in the Consolidated Statements of Operations.

Note 3 -- Relationships with Variable Interest Entities

In its capacities as an investor and as an investment manager, the Company has relationships with various types of entities, some of which are considered variable interest entities ("VIEs") in accordance with FASB Interpretation
No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51 (revised December 2003)" ("FIN No. 46(R)"). Under FIN No. 46(R), the variable interest holder, if any, that will absorb a majority of the VIE's expected losses, receive a majority of the VIE's expected residual returns, or both, is deemed to be the primary beneficiary and must consolidate the VIE. An entity that holds a significant variable interest in a VIE, but is not the primary beneficiary, must disclose certain information regarding its involvement with the VIE.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 -- Relationships with Variable Interest Entities - (continued)


The Company determines whether it is the primary beneficiary of a VIE by evaluating the contractual rights and obligations associated with each party involved in the entity, calculating estimates of the entity's expected losses and expected residual returns, and allocating the estimated amounts to each party. In addition, the Company considers qualitative factors, such as the extent of the Company's involvement in creating or managing the VIE.

If it is not considered to be the primary beneficiary, the Company assesses the materiality of its relationship with the VIE to determine if it holds a significant variable interest, which requires disclosure. This assessment considers the materiality of the VIE relationship to the Company as, among other factors, a percentage of total investments, percentage of total net investment income, and percentage of total funds under management. For purposes of assessing materiality and disclosing significant variable interests, the Company aggregates similar entities.

Significant Variable Interests in Unconsolidated Variable Interest Entities

The following table presents the total assets of, investment in, and maximum exposure to loss relating to VIEs for which the Company has concluded that it holds significant variable interests, but it is not the primary beneficiary, and which have not been consolidated. The Company does not record any liabilities related to the unconsolidated VIEs.

                                                    December 31,
                                       ---------------------------------------
                                                        2008
                                       ---------------------------------------
                                                                     Maximum
                                                                   Exposure to
                                       Total Assets Investment (1)  Loss (2)
                                       ---------------------------------------
                                                    (in millions)
 Real estate limited partnerships (3).    $ 142         $ 100         $ 148
 Timber funds (4).....................      205            13            13
                                       ---------------------------------------
 Total................................    $ 347         $ 113         $ 161
                                       =======================================

                                                    December 31,
                                       ---------------------------------------
                                                        2007
                                       ---------------------------------------
                                                                     Maximum
                                                                   Exposure to
                                       Total Assets Investment (1)  Loss (2)
                                       ---------------------------------------
                                                    (in millions)
 Real estate limited partnerships (3).    $ 103          $ 38         $  85
 Timber funds (4).....................      266            17            17
                                       ---------------------------------------
 Total................................    $ 369          $ 55         $ 102
                                       =======================================

(1)The Company's investments in unconsolidated VIEs are included in other invested assets on the Consolidated Balance Sheets.
(2)The maximum exposure to loss related to real estate limited partnerships and timber funds is limited to the Company's investment plus unfunded capital commitments. The maximum loss is expected to occur only upon bankruptcy of the issuer or investee or as a result of a natural disaster in the case of the timber funds.
(3)Real estate limited partnerships include partnerships established for the purpose of investing in real estate that qualifies for low income housing and/or historic tax credits. Limited partnerships are owned by a general partner, who manages the business, and by limited partners, who invest capital, but have limited liability and are not involved in the partnerships' management. The Company is typically the sole limited partner or investor member of each and is not a general partner or managing member of any.
(4)The Company acts as investment manager for the VIEs owning the timberland properties (the timber funds), which the general account and institutional separate accounts invest in. Timber funds are investment vehicles used primarily by large institutional investors, such as public and corporate pension plans, whose primary source of return is derived from the growth and harvest of timber and long-term appreciation of the property. The primary risks of timberland investing include market uncertainty (fluctuation of timber and timberland investments), relative

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 -- Relationships with Variable Interest Entities - (continued)

   illiquidity (compared to stocks and other investment assets), and environmental risk (natural hazards or legislation related to threatened or endangered species). These risks are mitigated through effective investment management and geographic diversification of timberland investments. The Company collects an advisory fee from each timber fund and is also eligible for performance and forestry management fees.

Note 4 -- Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices and to manage the duration of assets and liabilities.

Fair Value Hedges. The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements is accrued and recognized as a component of net investment income.

Cross currency rate swap agreements are used to manage the Company's exposure to foreign exchange rate fluctuations. Cross currency rate swap agreements are contracts to exchange the currencies of two different countries at the same rate of exchange at specified future dates. The net differential to be paid or received on cross currency rate swap agreements is accrued and recognized as a component of net investment income.

For the years ended December 31, 2008, and 2006, the Company recognized net losses of $22 million and net gains of $3 million, respectively, related to the ineffective portion of its fair value hedges. These amounts were recorded in net realized investment and other gains (losses). For the year ended
December 31, 2007, no gains or losses related to the ineffective portion of its fair value hedges were recognized. For the years ended December 31, 2008, 2007, and 2006, the Company did not recognize any gains or losses related to the portion of the hedging instruments that were excluded from the assessment of hedge effectiveness. In 2008, the Company had no hedges of firm commitments.

Cash Flow Hedges. The Company uses interest rate swap agreements to hedge the variable cash flows associated with payments that it will receive on certain floating rate fixed income securities. Amounts are reclassified from accumulated other comprehensive income as a yield adjustment when the payments are made.

For the years ended December 31, 2008, 2007, and 2006, no gains or losses related to the ineffective portion of cash flow hedges were recognized. For the years ended December 31, 2008, 2007, and 2006, all of the Company's hedged forecast transactions qualified as cash flow hedges.

No gains or losses were reclassified from accumulated other comprehensive income to net income in 2008 or 2006. For the year ended December 31, 2007, net gains of $13 million, net of tax, were reclassified from accumulated other comprehensive income to net income. It is anticipated that losses of approximately $4 million will be reclassified from accumulated other comprehensive income to earnings within the next 12 months. The maximum length for which variable cash flows are hedged is 26.4 years.

For the years ended December 31, 2008, 2007, and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2008 and 2006, net gains of $6 million, net of tax, and net losses of $10 million, net of tax, respectively, representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income. No gains or losses representing the effective portion of the change in fair value were added to accumulated other comprehensive income in 2007.

Derivatives Not Designated as Hedging Instruments. The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, and credit default swaps to manage exposure to interest rates without designating the derivatives as hedging instruments. In addition, the Company uses interest rate floor

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 -- Derivatives and Hedging Instruments - (continued)

agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its life insurance and annuity businesses, without designating the derivatives as hedging instruments.

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit ("GMWB") rider. This rider is effectively an embedded option on the basket of the mutual funds, which is sold to contract holders. Beginning in November 2007, for certain contracts, the Company implemented a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Stoxx 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2008 and 2007, net gains of $625 million and $22 million, respectively, related to derivatives in a non-hedge relationship were recognized by the Company. These amounts were recorded in net realized investment and other gains (losses).

Embedded Derivatives. The Company has certain embedded derivatives that are required to be separated from their host contracts and accounted for as derivatives. These host contracts include reinsurance contracts.

Outstanding derivative instruments were as follows:

                                                                December 31,
                                              -------------------------------------------------
                                                        2008                     2007
                                              -------------------------------------------------
                                              Notional Carrying  Fair   Notional Carrying Fair
                                               Amount   Value    Value   Amount   Value   Value
                                              -------------------------------------------------
                                                                (in millions)
Assets:
Derivatives:
 Interest rate swap agreements............... $ 4,190  $   759  $   759 $ 1,653   $  28   $  28
 Cross currency rate swap agreements.........   1,617      321      321   1,214     179     179
 Foreign exchange forward agreements.........      84        3        3      89       9       9
 Embedded derivatives--reinsurance contracts.       -       36       36       -       -       -
                                              -------------------------------------------------
Total Assets................................. $ 5,891  $ 1,119  $ 1,119 $ 2,956   $ 216   $ 216
                                              =================================================

Liabilities:
Derivatives:
 Interest rate swap agreements............... $ 1,991  $   325  $   325 $ 1,818   $  22   $  22
 Cross currency rate swap agreements.........   1,713      377      377   1,567     277     277
 Foreign exchange forward agreements.........      38        3        3     212       9       9
 Credit default swaps........................      24        1        1       -       -       -
 Equity swaps................................      34       15       15       1       1       1
 Embedded derivatives--fixed maturities......       2        -        -       2       -       -
 Embedded derivatives--reinsurance contracts.       -        -        -       -       4       4
                                              -------------------------------------------------
Total Liabilities............................ $ 3,802  $   721  $   721 $ 3,600   $ 313   $ 313
                                              =================================================

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 -- Derivatives and Hedging Instruments - (continued)


Credit Risk. The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to the derivative financial instruments. The current credit exposure of the Company's derivative contracts is limited to the fair value at the reporting date.

The Company manages its credit risk by entering into transactions with creditworthy counterparties, obtaining collateral where appropriate, and entering into master netting agreements that provide for a netting of payments and receipts with a single counterparty. The Company enters into credit support annexes with its over-the-counter derivative dealers in order to manage its credit exposure to those counterparties. As part of the terms and conditions of those agreements, the pledging and accepting of collateral in connection with the Company's derivative usage is required. As of December 31, 2008 and 2007, the Company had accepted collateral consisting of various securities with a fair value of $225 million and $52 million, respectively, which is held in separate custodial accounts. In addition, as of December 31, 2008, the Company pledged collateral of $439 million, which is included in fixed maturities on the Consolidated Balance Sheets. The Company had no pledged collateral in 2007.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 -- Income Taxes


JHUSA and its subsidiaries join with MIC and other affiliates in filing a consolidated federal income tax return.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the income tax provision (or benefit) is computed as if each entity filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income taxes were as follows:

                                               Years ended December 31,
                                               ------------------------
                                                 2008     2007    2006
                                               ------------------------
                                                   (in millions)
           Current taxes:
            Federal........................... $ (515)  $ 223    $ (7)

           Deferred taxes:
            Federal...........................    212      50     237
                                               ------------------------
           Total income tax (benefit) expense. $ (303)  $ 273   $ 230
                                               ========================

A reconciliation of income taxes at the federal income tax rate to income tax expense charged to operations follows:

                                              Years ended December 31,
                                             --------------------------
                                                  2008      2007   2006
                                             --------------------------
                                                   (in millions)
         Tax at 35%......................... $ (119)      $ 348  $ 264
         Add (deduct):
          Prior year taxes..................    (78)/(1)/   (43)    (4)
          Tax credits.......................    (19)        (35)     -
          Tax-exempt investment income......    (88)       (160)   (42)
          Unrecognized tax benefits.........      2         161      9
          Other.............................     (1)          2      3
                                             --------------------------
         Total income tax (benefit) expense. $ (303)      $ 273  $ 230
                                             ==========================

(1)During 2008, the Company performed a detailed analysis of its tax-basis balance sheet and related deferred tax balances. This analysis resulted in an $81 million decrease in the 2008 net deferred tax liability balance due to book/tax differences attributable to prior years. This adjustment has been reflected as a reduction of the 2008 tax expense.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 -- Income Taxes - (continued)


Deferred income tax assets and liabilities result from tax effecting the differences between the financial statement values and income tax values of assets and liabilities at each Consolidated Balance Sheet date. Deferred tax assets and liabilities consisted of the following:

                                                    December 31,
                                                   ---------------
                                                     2008    2007
                                                   ---------------
                                                    (in millions)
              Deferred tax assets:
               Policy reserve adjustments......... $ 2,348 $ 2,408
               Net operating loss carryforwards...     309      49
               Tax credits........................     145     126
               Unearned revenue...................     756     190
               Dividends payable to policyholders.      14      12
               Unrealized losses on securities....      61       -
               Other..............................      84      62
                                                   ---------------
                 Total deferred tax assets........   3,717   2,847
                                                   ---------------

              Deferred tax liabilities:
               Deferred policy acquisition costs..   2,394   1,637
               Unrealized gains on securities.....       -     447
               Premiums receivable................      41      24
               Deferred sales inducements.........     121      92
               Deferred gains.....................     609      94
               Investments........................     604      65
               Reinsurance........................     695   1,433
               Other..............................     108      55
                                                   ---------------
                 Total deferred tax liabilities...   4,572   3,847
                                                   ---------------

                   Net deferred tax liabilities... $   855 $ 1,000
                                                   ===============

At December 31, 2008, the Company had $883 million of operating loss carryforwards, which will expire in various years through 2023. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $14 million, $28 million, and $9 million in 2008, 2007, and 2006, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, the Company is no longer subject to U.S. federal, state, or local income tax examinations by taxing authorities for years before 1998.

The Internal Revenue Service ("IRS") completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's income tax returns for years 2004 through 2005 in the third quarter of 2007. It is anticipated that the examination will be completed by the end of 2009.

The Company adopted the provisions of FIN No. 48 on January 1, 2007. In connection with the adoption of FIN No. 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 -- Income Taxes - (continued)


A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

                                                                  December 31
                                                                 -------------
                                                                  2008   2007
                                                                 -------------
                                                                 (in millions)
  Beginning balance............................................. $ 379  $ 230
  Additions based on tax positions related to the current year..    51     77
  Reductions based on tax positions related to the current year.     -     (7)
  Additions for tax positions of prior years....................    39     89
  Reductions for tax positions of prior years...................   (58)   (10)
                                                                 -------------
  Ending balance................................................ $ 411  $ 379
                                                                 =============

Included in the balances as of December 31, 2008 and 2007, respectively, are $291 million and $291 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balances as of December 31, 2008 and 2007, respectively, are $120 million and $88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest accrued related to unrecognized tax benefits in interest expense (part of other operating costs and expenses) and penalties in income tax expense. During the years ended December 31, 2008, 2007, and 2006, the Company recognized approximately $4 million, ($24) million, and $17 million in interest expense (benefit), respectively. The Company had approximately $44 million and $39 million accrued for interest as of December 31, 2008 and December 31, 2007, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2008, 2007, and 2006.

Note 6 -- Closed Block

The Company operates a separate closed block for the benefit of certain classes of individual or joint traditional participating whole life insurance policies. The closed block was established upon the demutualization of MLI for those designated participating policies that were in-force on September 23, 1999. Assets were allocated to the closed block in an amount that, together with anticipated revenues from policies included in the closed block, was reasonably expected to be sufficient to support such business, including provision for payment of benefits, direct asset acquisition and disposition costs, and taxes, and for continuation of dividend scales, assuming experience underlying such dividend scales continues. Assets allocated to the closed block inure solely to the benefit of the holders of the policies included in the closed block and will not revert to the benefit of the shareholders of the Company. No reallocation, transfer, borrowing, or lending of assets can be made between the closed block and other portions of the Company's general account, any of its separate accounts, or any affiliate of the Company without prior approval of the Michigan Commissioner of Financial and Insurance Regulation (the "Commissioner").

If, over time, the aggregate performance of the closed block's assets and policies is better than was assumed in funding the closed block, dividends to policyholders will be increased. If, over time, the aggregate performance of the closed block's assets and policies is less favorable than was assumed in the funding, dividends to policyholders will be reduced.

The assets and liabilities allocated to the closed block are recorded in the Company's Consolidated Balance Sheets and Statements of Operations on the same basis as other similar assets and liabilities. The carrying amount of the closed block's liabilities in excess of the carrying amount of the closed block's assets at the date the closed block was established (adjusted to eliminate the impact of related amounts in accumulated other comprehensive income) represents the maximum future earnings from the assets and liabilities designated to the closed block that can be recognized in income over the period the policies in the closed block remain in force. The Company has developed an actuarial calculation of the timing of such maximum future shareholder earnings, and this is the basis of the policyholder dividend obligation.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 -- Closed Block - (continued)


If actual cumulative earnings are greater than expected cumulative earnings, only expected earnings will be recognized in income. Actual cumulative earnings in excess of expected cumulative earnings represents undistributed accumulated earnings attributable to policyholders, which are recorded as a policyholder dividend obligation because the excess will be paid to the closed block's policyholders as an additional policyholder dividend unless otherwise offset by future performance of the closed block that is less favorable than originally expected. If actual cumulative performance is less favorable than expected, only actual earnings will be recognized in net income.

For all closed block policies, the principal cash flow items that affect the amount of closed block assets and liabilities are premiums, net investment income, purchases and sales of investments, policyholders' benefits, policyholder dividends, premium taxes, guaranty fund assessments, and income taxes. The amounts shown in the following tables for assets, liabilities, revenues, and expenses of the closed block are those that enter into the determination of amounts that are to be paid to policyholders.

The following tables set forth certain summarized financial information relating to the closed block as of the dates indicated:

                                                                                      December 31,
                                                                                    -----------------
                                                                                      2008     2007
                                                                                    -----------------
                                                                                      (in millions)
Liabilities
Future policy benefits............................................................. $ 8,680  $ 8,619
Policyholders' funds...............................................................      79       79
Policyholder dividends payable.....................................................     211      206
Other closed block liabilities.....................................................      99       99
                                                                                    -----------------
     Total closed block liabilities................................................ $ 9,069  $ 9,003
                                                                                    =================
Assets
Investments
 Fixed maturities:
   Available-for-sale--at fair value
   (amortized cost: 2008--$3,235; 2007--$3,086).................................... $ 3,128  $ 3,165
 Mortgage loans on real estate.....................................................     583      562
 Policy loans......................................................................   1,700    1,545
 Other invested assets.............................................................     644      740
                                                                                    -----------------
     Total investments.............................................................   6,055    6,012
Cash borrowings and cash equivalents...............................................    (437)    (374)
Accrued investment income..........................................................     115      106
Amounts due from and held for affiliates...........................................   1,752    2,016
Other closed block assets..........................................................     488      202
                                                                                    -----------------
     Total assets designated to the closed block................................... $ 7,973  $ 7,962
                                                                                    =================
Excess of closed block liabilities over assets designated
  to the closed block.............................................................. $ 1,096  $ 1,041
Portion of above representing accumulated other comprehensive income:
   Unrealized appreciation, net of deferred income tax expense of $42 million and
     $174 million, respectively....................................................      78      322
   Adjustment for deferred policy acquisition costs, net of deferred income tax
     benefit of $14 million and $48 million, respectively..........................     (26)     (88)
   Foreign currency translation adjustment.........................................     (21)     (76)
                                                                                    -----------------
          Total amounts included in accumulated other comprehensive income.........      31      158
                                                                                    -----------------
Maximum future earnings to be recognized from closed block assets and liabilities.. $ 1,127  $ 1,199
                                                                                    =================

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 -- Closed Block - (continued)


                                                             Years ended December 31,
                                                            --------------------------
                                                              2008     2007     2006
                                                            --------------------------
                                                                  (in millions)
Revenues
Premiums................................................... $   647  $   661  $   678
Net investment income......................................     473      438      423
Net realized investment and other (losses) gains...........      (9)      17       81
                                                            --------------------------
   Total revenues..........................................   1,111    1,116    1,182
Benefits and Expenses
Benefits to policyholders..................................     782      799      862
Policyholder dividends.....................................     411      409      389
Amortization of deferred policy acquisition costs..........    (218)     (50)      15
Other closed block operating costs and expenses............      25       25       27
                                                            --------------------------
   Total benefits and expenses.............................   1,000    1,183    1,293
Revenues, net of benefits and expenses before income taxes.     111      (67)    (111)
Income tax expense (benefit)...............................      39      (24)     (39)
                                                            --------------------------
Revenues, net of benefits and expenses and income taxes.... $    72  $   (43) $   (72)
                                                            ==========================

Maximum future earnings from closed block assets and liabilities:

                                           Years Ended December 31,
                                           ------------------------
                                             2008        2007
                                           ------------------------
                                            (in millions)
                     Beginning of period.. $ 1,199      $ 1,156
                     End of period........   1,127        1,199
                                           ------------------------
                     Change during period. $   (72)     $    43
                                           ========================

Note 7 -- Related Party Transactions

Reinsurance Transactions

Effective October 1, 2008, the Company entered into a reinsurance agreement with an affiliate, Manulife Reinsurance (Bermuda) Limited ("MRBL"), to reinsure 75% of the group pension business in-force. The reinsurance agreement covers all contracts, excluding the guaranteed benefit rider, issued and in-force as of September 30, 2008. As the underlying contracts being reinsured are considered investment contracts, the agreement does not meet the criteria for reinsurance accounting and was classified as a financial instrument. Under the terms of the agreement, the Company received initial consideration of $1,495 million, which was classified as unearned revenue. The amount is being amortized into income through other operating costs and expenses on a basis consistent with the manner in which the deferred policy acquisition costs on the underlying reinsured contracts are recognized. The balance of unearned revenue related to the initial consideration was $1,484 million as of December 31, 2008.

Effective December 31, 2003, the Company entered into a reinsurance agreement with MRBL to reinsure 90% of the non-reinsured risk of the closed block. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in trust on behalf of MRBL and are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. The amounts held at December 31, 2008 and 2007 were $2,190 million and $2,493 million, respectively, and are accounted for as invested assets available-for-sale.

Effective January 1, 2002, the Company entered into a 90% quota share reinsurance agreement with MRBL to reinsure a block of variable annuity business (the "Original Agreement"). The Original Agreement covered base contracts, but

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 -- Related Party Transactions - (continued)

excluded the guaranteed benefit riders. The primary risk reinsured was investment and lapse risk with only limited coverage, of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the Original Agreement, the Company received (paid) a net ceding commission of $113 million, $(23) million, and $(35) million for the years ended December 31, 2008, 2007, and 2006, respectively. These amounts were classified as unearned revenue and were being amortized into income as payments were made to MRBL. The original agreement was amended effective October 1, 2008 as discussed further below. As a result of the amendment, the unearned revenue balance of $580 million as of September 30, 2008 was included in the calculation of cost of reinsurance, which was included with other liabilities on the Consolidated Balance Sheets. The balance of the unearned revenue liability was $437 million as of December 31, 2007.

Effective October 1, 2008, the Company entered into an amended and restated variable annuity reinsurance agreement with MRBL. The base contracts continue to be reinsured on a modified coinsurance basis; however, MRBL now reinsures all substantial risks, including all guaranteed benefits, related to certain specified policies not already reinsured to third parties. Guaranteed benefit reinsurance coverage was apportioned in accordance with the reinsurance agreement provisions between modified coinsurance and coinsurance funds withheld as of December 31, 2008. The assets supporting the reinsured policies remained invested with the Company. As of December 31, 2008, the Company reported a reinsurance payable to MRBL of $781 million, which was included with amounts due to affiliates, a liability for coinsurance funds withheld of $285 million, which was included with other liabilities, and $2,123 million related to the cost of reinsurance, which was included with other liabilities on the Consolidated Balance Sheets. The cost of reinsurance is being amortized into income over the life of the underlying reinsured contracts in proportion to the policyholder fee income received.

Service Agreements

The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting, and certain other administrative services. Costs incurred under the agreements were $374 million, $336 million, and $323 million for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and December 31, 2007, the Company had amounts receivable from MFC and MLI of $8 million and $18 million, respectively.

There are two service agreements, both effective April 28, 2004, between the Company and an affiliate, John Hancock Life Insurance Company ("JHLICO"). Under one agreement, the Company provides services to JHLICO, and under the other, JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO's parent, John Hancock Financial Services, Inc. ("JHFS"), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $122 million, $126 million, and $111 million for the years ended December 31, 2008, 2007, and 2006, respectively. As of December 31, 2008 and 2007, there were accrued receivables from JHLICO to the Company of $12 million and $87 million, respectively.

Management believes the allocation methods used are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

Debt Transactions

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $110 million from John Hancock Financial Holdings (Delaware) Inc. ("JHFH"). The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $2 million for the year ended December 31, 2008.

Pursuant to a subordinated surplus note dated September 30, 2008, the Company borrowed $295 million from JHFH. The interest rate is fixed at 7%, and interest is payable semi-annually. The note matures on March 31, 2033. Interest expense was $5 million for the year ended December 31, 2008.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 -- Related Party Transactions - (continued)


On December 22, 2006, the Company issued a subordinated note to MHDLLC in the amount of $136 million due December 15, 2016 (the "Original Note"). Interest on the Original Note accrued at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 15, June 15, September 15, and December 15, and payable semi-annually on June 15 and December 15 of each year until December 15, 2011 and thereafter at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforesaid until payment in full. On
September 30, 2008 the Original Note was converted to a subordinated surplus note on the same economic terms. Interest on the subordinated surplus note from October 1, 2008 until December 15, 2011 accrues at a variable rate equal to LIBOR plus 0.3% per annum calculated and reset quarterly on March 31, June 30, September 30, and December 31 and payable semi-annually on March 31 and September 30 of each year. Thereafter, interest accrues at a variable rate equal to LIBOR plus 1.3% per annum reset quarterly as aforementioned and payable semi-annually on June 15 and September 15 of each year until payment in full. Interest expense was $5 million, $10 million, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively.

The issuance of surplus notes by the Company was approved by the Commissioner, and any payments of interest or principal on the surplus notes require the prior approval of the Commissioner.

Pursuant to a demand note dated September 30, 2008, the Company loaned $295 million to JHFS. The interest rate is calculated at a fluctuating rate equal to 3 month LIBOR plus 50 basis points. The note matures on December 31, 2009. Interest income was $3 million for the year ended December 31, 2008.

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDLLC. The note was repaid on September 30, 2008. Interest was calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points. Interest expense was $13 million and $23 million for the years ended December 31, 2008 and 2007, respectively.

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. The note matures on December 1, 2011 and is secured by a mortgage on the Company's property at 601 Congress Street, Boston, Massachusetts. Interest expense was $5 million, $5 million, and $0 for the years ended December 31, 2008, 2007, and 2006, respectively.

Capital Stock Transactions

On September 30, 2008, the Company issued two shares of common stock to MIC for $477 million in cash.

Other

On December 28, 2006, the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million, net of tax, to the Company's additional paid-in-capital as of December 31, 2006.

On September 2, 2008, John Hancock Variable Life Insurance Company ("JHVLICO"), purchased a $60 million funding agreement from the Company.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 -- Related Party Transactions - (continued)


The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5 billion in U.S. dollar deposits and $200 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. Interest payable on the funds will be reset daily to the one-month London Interbank Bid Rate.

The following table details the affiliates and their participation in the Company's Liquidity Pool:

                                                        December 31,
                                                       ---------------
                                                        2008    2007
                                                       ---------------
                                                        (in millions)
         The Manufacturers Investment Corporation..... $    18 $    25
         Manulife Holdings (Delaware) LLC.............      14      36
         Manulife Reinsurance Ltd.....................     144     158
         Manulife Reinsurance (Bermuda) Ltd...........      54     155
         Manulife Hungary Holdings KFT................      44      48
         John Hancock Life & Health Insurance Company.      40      31
         John Hancock Life Insurance Company..........   1,733   1,736
         John Hancock Variable Life Insurance Company.     347      90
         John Hancock Insurance Company of Vermont....      31      95
         John Hancock Reassurance Co, Ltd.............      37     271
         John Hancock Financial Services, Inc.........     104     550
         The Berkeley Financial Group LLC.............      30      12
         John Hancock Subsidiaries LLC................      85      68
                                                       ---------------
            Total..................................... $ 2,681 $ 3,275
                                                       ===============

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

MFC provides a claims paying guarantee to certain U.S. policyholders.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 -- Reinsurance


The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                                                         Years ended December 31,
                                           -----------------------------------------------------
                                                 2008              2007              2006
                                           -----------------------------------------------------
                                               Premiums          Premiums          Premiums
                                           Written   Earned  Written   Earned  Written   Earned
                                           -----------------------------------------------------
                                                               (in millions)
Direct.................................... $ 1,310  $ 1,313  $ 1,148  $ 1,149  $ 1,294  $ 1,294

Assumed...................................     529      521      426      420      369      405

Ceded.....................................    (871)    (871)    (694)    (694)    (685)    (685)
                                           -----------------------------------------------------
   Net life, health, and annuity premiums. $   968  $   963  $   880  $   875  $   978  $ 1,014
                                           =====================================================

For the years ended December 31, 2008, 2007, and 2006, benefits to policyholders under life, health, and annuity ceded reinsurance contracts were $880 million, $725 million, and $423 million, respectively.

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 9 -- Pension and Other Postretirement Benefit Plans

Effective December 31, 2006, The Company's Cash Balance Plan was merged into the John Hancock Financial Services, Inc. Pension Plan (the "Plan"), which is a funded qualified defined benefit plan sponsored by JHFS. Pursuant to the merger, all of the assets of the former plans were commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. The merger did not have a material impact on the Consolidated Balance Sheets or Statements of Operations of the Company.

Historically, pension benefits were calculated utilizing a traditional formula. Under the traditional formula, benefits are provided based upon length of service and final average compensation. As of July 1, 1998, all defined benefit pension plans were amended to a cash balance basis. Under the cash balance formula, participants are credited with benefits equal to a percentage of eligible pay, as well as interest. In addition, early retirement benefits are subsidized for certain grandfathered employees.

The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act of 1974, as amended, and other applicable laws and generally, not greater than the maximum amount that can be deducted for federal income tax purposes. In 2008, 2007, and 2006, no contributions were made to the qualified plans. The Company expects that no contributions will be made in 2009.

Pension plan assets of $19 million and $26 million at December 31, 2008 and 2007, respectively, were investments managed by related parties.

The Company also participates in an unfunded non-qualified defined benefit plan, which is also sponsored by JHFS. This plan provides supplemental benefits in excess of the compensation limit outlined in the Internal Revenue Code, for certain employees.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 -- Pension and Other Postretirement Benefit Plans - (continued)


The Company participates in a new non-qualified defined contribution pension plan, maintained by MFC, which was established as of January 1, 2008 with participant directed investment options. The expense for the new plan was $5 million in 2008. The prior plan was frozen as of January 1, 2008, and the benefits accrued under the prior plan continue to be subject to the prior plan provisions.

The Company's funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The contribution to the non-qualified plans was $1 million, $3 million, and $2 million in 2008, 2007, and 2006, respectively. The Company expects to contribute approximately $2 million to its non-qualified pension plans in 2009.

The Company provides postretirement medical and life insurance benefits for its retired employees and their spouses through its participation in the John Hancock Financial Services, Inc. Employee Welfare Plan, sponsored by JHFS. Certain employees hired prior to 2005 who meet age and service criteria may be eligible for these postretirement benefits in accordance with the plan's provisions. The majority of retirees contribute a portion of the total cost of postretirement medical benefits. Life insurance benefits are based on final compensation subject to the plan maximum.

The John Hancock Financial Services Inc. Employee Welfare Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years for all participants. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits. The contribution for the other postretirement benefits was $2 million, $1 million, and $2 million in 2008, 2007, and 2006, respectively.

The Company participates in qualified defined contribution plans for its employees who meet certain eligibility requirements, sponsored by JHFS. These plans include the Investment-Incentive Plan for John Hancock Employees and the John Hancock Savings and Investment Plan. The expense for the defined contribution plans was $7 million, $7 million, and $3 million in 2008, 2007, and 2006, respectively.

The Company uses a December 31 measurement date to account for its pension and other postretirement benefit plans.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 -- Pension and Other Postretirement Benefit Plans - (continued)


Obligations and Funded Status of Defined Benefit Plans

The amounts disclosed below represent the Company's share of the pension and other postretirement benefit plans described above:

                                                               Years Ended December 31,
                                                               -------------------------------------
                                                                                Other Postretirement
                                                               Pension Benefits  Benefits
                                                               -------------------------------------
                                                                2008     2007   2008       2007
                                                               -------------------------------------
                                                                     (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year....................... $ 124    $ 121   $ 30       $ 28
Service cost..................................................     9        7      -          -
Interest cost.................................................     7        7      2          2
Actuarial loss (gain).........................................     -        9     (3)         1
Plan amendments...............................................     -       (7)     -          -
Curtailments..................................................     -       (4)     -          -
Benefits paid.................................................    (4)      (9)    (2)        (1)
                                                               -------------------------------------
Benefit obligation at end of year............................. $ 136    $ 124   $ 27       $ 30
                                                               =====================================

Change in plan assets:
Fair value of plan assets at beginning of year................ $  75    $  75   $  -       $  -
Actual return on plan assets..................................   (22)       6      -          -
Employer contributions........................................     1        3      2          1
Benefits paid.................................................    (4)      (9)    (2)        (1)
                                                               -------------------------------------
Fair value of plan assets at end of year...................... $  50    $  75   $  -       $  -
                                                               =====================================

Funded status at end of year.................................. $ (86)   $ (49)  $(27)      $(30)
                                                               =====================================

Amounts recognized on Consolidated Balance Sheets:
Assets........................................................ $   -    $   -   $  -       $  -
Liabilities...................................................   (86)     (49)   (27)       (30)
                                                               -------------------------------------
Net amount recognized......................................... $ (86)   $ (49)  $(27)      $(30)
                                                               =====================================

Amounts recognized in accumulated other comprehensive income:
Prior service cost............................................ $  (4)   $  (5)  $  -       $  -
Net actuarial loss (gain).....................................    73       48    (14)       (11)
                                                               -------------------------------------
Total......................................................... $  69    $  43   $(14)      $(11)
                                                               =====================================

The accumulated benefit obligation for all defined benefit plans was $130 million and $117 million at December 31, 2008 and 2007, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 -- Pension and Other Postretirement Benefit Plans - (continued)


The following table provides information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                  December 31,
                                                  -------------
                                                  2008   2007
                                                  -------------
                                                  (in millions)
                  Accumulated benefit obligation. $ 130  $ 117
                  Projected benefit obligation...   136    124
                  Fair value of plan assets......    50     75

Components of Net Periodic Benefit Cost

                                           Years Ended December 31,
                                        ----------------------------------------------
                                        Pension Benefits Other Postretirement Benefits
                                        ----------------------------------------------
                                        2008  2007 2006  2008      2007      2006
                                        ----------------------------------------------
                                                 (in millions)
        Service cost................... $  9  $ 7  $  6  $ -       $ -       $ -
        Interest cost..................    7    7     6    2         2         2
        Expected return on plan assets.   (5)  (6)   (5)   -         -         -
        Recognized actuarial loss......    -    1     3    -         -         -
                                        ----------------------------------------------
        Net periodic benefit cost...... $ 11  $ 9  $ 10  $ 2       $ 2       $ 2
                                        ==============================================

There are no amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic benefit cost in 2009.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 -- Pension and Other Postretirement Benefit Plans - (continued)


Assumptions

Weighted-average assumptions used to determine benefit obligations were as follows:

                                                    Years Ended December 31,
                                                    -------------------------------------
                                                                     Other Postretirement
                                                    Pension Benefits  Benefits
                                                    -------------------------------------
                                                    2008     2007    2008       2007
                                                    -------------------------------------
    Discount rate.................................. 6.00%    6.00%   6.00%      6.00%
    Rate of compensation increase.................. 4.10%    5.10%    N/A        N/A
    Health care cost trend rate for following year.                  8.50%      9.00%
    Ultimate trend rate............................                  5.00%      5.00%
    Year ultimate rate reached.....................                  2016       2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                    Years Ended December 31,
                                                    -------------------------------------
                                                                     Other Postretirement
                                                    Pension Benefits  Benefits
                                                    -------------------------------------
                                                    2008     2007    2008       2007
                                                    -------------------------------------
    Discount rate.................................. 6.00%    5.75%   6.00%      5.75%
    Expected long-term return on plan assets....... 8.00%    8.25%    N/A        N/A
    Rate of compensation increase.................. 5.10%    4.00%    N/A        N/A
    Health care cost trend rate for following year.                  9.00%      9.50%
    Ultimate trend rate............................                  5.00%      5.00%
    Year ultimate rate reached.....................                  2016       2016

The expected long-term return on plan assets is based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from U.S. Securities and Exchange Commission ("SEC") staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                     One-Percentage One-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2008..................      $  -           $  -
Effect on postretirement benefit obligation as of December 31, 2008.        (2)            (2)

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 -- Pension and Other Postretirement Benefit Plans - (continued)


Plan Assets

The Company's weighted-average asset allocations for its defined benefit plans by asset category were as follows:

                                                  Pension
                                                 Plan Assets
                                                 at December 31,
                                                 ---------------
                                                 2008    2007
                                                 ---------------
                      Asset Category
                      Equity securities.........  51%     64%
                      Fixed maturity securities.  35      26
                      Real estate...............   5       3
                      Other.....................   9       7
                                                 ---------------
                         Total.................. 100%    100%
                                                 ===============

The target allocations for assets of the Company's defined benefit plans are summarized below for major asset categories:

                      Asset Category
                      Equity securities......... 50% - 80%
                      Fixed maturity securities. 23% - 35%
                      Real estate...............  0% - 5%
                      Other.....................  5% - 15%

The plans do not own any of the Company's or MFC's common stock at December 31, 2008 and 2007.

Cash Flows

Expected Future Benefit Payments for Defined Benefit Plans

Projections for benefit payments for the next ten years are as follows:

                                                                 Other
                                                            Postretirement
                                                               Benefits-
                                     Other Postretirement   Medicare Part D
                   Pension Benefits Benefits Gross Payments     Subsidy
     ----------------------------------------------------------------------
                                        (in millions)
        2009......       $ 12                $  2                 $ -
        2010......         12                   2                   -
        2011......         13                   2                   -
        2012......         14                   2                   -
        2013......         11                   2                   -
        2014-2018.         62                  10                   1

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 -- Commitments, Guarantees, and Legal Proceedings


Commitments. The Company has extended commitments to purchase U.S. private debt and to issue mortgage loans on real estate totaling $231 million and $27 million, respectively, at December 31, 2008. If funded, loans related to real estate mortgages would be fully collateralized by the mortgaged properties. The Company monitors the creditworthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The majority of these commitments expire in 2009.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses, net of sub-lease income, were $14 million, $12 million, and $11 million for the years ended December 31, 2008, 2007, and 2006, respectively.

The future minimum lease payments, by year and in the aggregate, under the remaining non-cancelable operating leases along with the associated sub-lease income are presented below.

                                       Non-
                                    cancelable
                                    Operating  Sub-lease
                                      Leases    Income
                                    --------------------
                                       (in millions)
                        2009.......   $   9       $ 1
                        2010.......       6         -
                        2011.......       5         -
                        2012.......       5         -
                        2013.......       4         -
                        Thereafter.     196         -
                                    --------------------
                        Total......   $ 225       $ 1
                                    ====================

Guarantees. In the course of business, the Company enters into guarantees which vary in nature and purpose and which are accounted for and disclosed under U.S. GAAP specific to the insurance industry. The Company had no material guarantees outstanding outside the scope of insurance accounting at December 31, 2008.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming the Company as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, as well as an investment adviser, employer, and taxpayer. In addition, state regulatory bodies, state attorneys general, the SEC, the Financial Industry Regulatory Authority, and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial condition or results of operations.

Note 11 -- Shareholder's Equity

Capital Stock

The Company has two classes of capital stock, preferred stock and common stock. All of the outstanding preferred and common stock of the Company is owned by MIC, its parent.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 -- Shareholder's Equity - (continued)


Accumulated Other Comprehensive Income

The components of accumulated other comprehensive income were as follows:

                                                                                                        Additional
                                                                       Net                             Pension and
                                                                   Accumulated   Foreign    Minimum   Postretirement
                                                    Net Unrealized Gain (Loss)  Currency    Pension    Unrecognized
                                                      Investment     on Cash   Translation Liability   Net Periodic
                                                    Gains (Losses) Flow Hedges Adjustment  Adjustment  Benefit Cost
                                                    ----------------------------------------------------------------
                                                                                    (in millions)
Balance at January 1, 2006.........................     $ 506          $ 8        $ 36       $ (25)       $   -
Gross unrealized investment losses (net of
  deferred income tax benefit of $32 million)......       (60)
Reclassification adjustment for losses realized in
  net income (net of deferred income tax benefit
  of $2 million)...................................         5
Adjustment for policyholder liabilities, (net of
  deferred income tax expense of $16 million)......        30
Adjustment for deferred policy acquisition costs,
  deferred sales inducements, and unearned
  revenue liability (net of deferred income tax
  benefit of $11 million)..........................       (21)
                                                    --------------
Net unrealized investment losses...................       (46)
Foreign currency translation adjustment............                                 (5)
Minimum pension liability (net of deferred
  income tax expense of $3 million)................                                              5
SFAS No. 158 transition adjustment (net of
  deferred income tax benefit of $1 million).......                                             20          (22)
                                                    ----------------------------------------------------------------
Balance at December 31, 2006.......................     $ 460          $ 8        $ 31       $   -        $ (22)
                                                    ================================================================


                                                     Accumulated
                                                        Other
                                                    Comprehensive
                                                       Income
                                                    --------------

Balance at January 1, 2006.........................     $ 525
Gross unrealized investment losses (net of
  deferred income tax benefit of $32 million)......       (60)
Reclassification adjustment for losses realized in
  net income (net of deferred income tax benefit
  of $2 million)...................................         5
Adjustment for policyholder liabilities, (net of
  deferred income tax expense of $16 million)......        30
Adjustment for deferred policy acquisition costs,
  deferred sales inducements, and unearned
  revenue liability (net of deferred income tax
  benefit of $11 million)..........................       (21)
                                                    -------------
Net unrealized investment losses...................       (46)
Foreign currency translation adjustment............        (5)
Minimum pension liability (net of deferred
  income tax expense of $3 million)................         5
SFAS No. 158 transition adjustment (net of
  deferred income tax benefit of $1 million).......        (2)
                                                    --------------
Balance at December 31, 2006.......................     $ 477
                                                    ==============

                                                                                                 Additional
                                                                           Net                  Pension and
                                                                       Accumulated   Foreign   Postretirement  Accumulated
                                                        Net Unrealized Gain (Loss)  Currency    Unrecognized      Other
                                                          Investment     on Cash   Translation  Net Periodic  Comprehensive
                                                        Gains (Losses) Flow Hedges Adjustment   Benefit Cost     Income
                                                        -------------------------------------------------------------------
                                                                                   (in millions)
Balance at January 1, 2007.............................     $ 460         $   8       $ 31         $ (22)         $ 477
Gross unrealized investment gains (net of deferred
  income tax expense of $135 million)..................       250                                                   250
Reclassification adjustment for gains realized in net
  income (net of deferred income tax expense of
  $51 million).........................................       (94)                                                  (94)
Adjustment for policyholder liabilities (net of
  deferred income tax expense of $4 million)...........         6                                                     6
Adjustment for deferred policy acquisition costs,
  deferred sales inducements, and unearned revenue
  liability (net of deferred income tax benefit of $20
  million).............................................       (38)                                                  (38)
                                                        --------------                                        -------------
Net unrealized investment gains........................       124                                                   124
Foreign currency translation adjustment................                                 (4)                          (4)
Amortization of periodic pension costs.................                                                1              1
Reclassification of net cash flow hedge gains to net
  income (net of deferred income tax benefit of
  $7 million)..........................................                     (13)                                    (13)
                                                        -------------------------------------------------------------------
Balance at December 31, 2007...........................     $ 584         $  (5)      $ 27         $ (21)         $ 585
                                                        ===================================================================

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 -- Shareholder's Equity - (continued)


                                                                                                Additional
                                                                          Net                  Pension and
                                                                      Accumulated   Foreign   Postretirement  Accumulated
                                                       Net Unrealized Gain (Loss)  Currency    Unrecognized      Other
                                                         Investment     on Cash   Translation  Net Periodic  Comprehensive
                                                       Gains (Losses) Flow Hedges Adjustment   Benefit Cost  Income (Loss)
                                                       -------------------------------------------------------------------
                                                                                  (in millions)
Balance at January 1, 2008............................     $  584        $ (5)       $  27        $ (21)        $  585
Gross unrealized investment losses (net of deferred
  income tax benefit of $360 million).................       (668)                                                (668)
Reclassification adjustment for gains realized in net
  income (net of deferred income tax benefit of
  $146 million).......................................       (272)                                                (272)
Adjustment for policyholder liabilities (net of
  deferred income tax benefit of $72 million).........        134                                                  134
Adjustment for deferred policy acquisition costs,
  deferred sales inducements, and unearned
  revenue liability (net of deferred income tax
  expense of $86 million).............................        161                                                  161
                                                       --------------                                        -------------
Net unrealized investment losses......................       (645)                                                (645)
Foreign currency translation adjustment...............                                 (23)                        (23)
Change in funded status of pension plan and
  amortization of periodic pension costs (net of
  deferred income tax benefit of $8 million)..........                                              (15)           (15)
Net gains on the effective portion of the change in
  fair value of cash flow hedges (net of deferred
  income tax expense of $4 million)...................                      6                                        6
                                                       -------------------------------------------------------------------
Balance at December 31, 2008..........................     $  (61)       $  1        $   4        $ (36)        $  (92)
                                                       ===================================================================

Net unrealized investment gains (losses) included on the Company's Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                       December 31,
                                                                                 -------------------------
                                                                                  2008     2007     2006
                                                                                 -------------------------
                                                                                       (in millions)
Balance, end of year comprises:
 Unrealized investment (losses) gains on:
   Fixed maturities............................................................. $  (78) $   855  $   634
   Equity investments...........................................................    (88)     435      417
   Other investments............................................................      3       (6)      (7)
                                                                                 -------------------------
 Total (1)......................................................................   (163)   1,284    1,044

Amounts of unrealized investment (losses) gains attributable to:
   Deferred policy acquisition costs, deferred sales inducements, and unearned
     revenue liability..........................................................    (58)     187      129
   Policyholder liabilities.....................................................     (9)     197      209
   Deferred income taxes........................................................    (35)     316      246
                                                                                 -------------------------
 Total..........................................................................   (102)     700      584
                                                                                 -------------------------

Net unrealized investment (losses) gains........................................ $  (61) $   584  $   460
                                                                                 =========================

(1)Includes unrealized investments gains (losses) on invested assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 -- Shareholder's Equity - (continued)


Statutory Results

The Company and its domestic insurance subsidiary are required to prepare statutory financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance departments of their states of domicile, which are Michigan and New York.

At December 31, 2008, JH USA, with the explicit permission of the Commissioner, used the implied forward rates from the rolling average of the swap rates that have been observed over the past three years instead of the implied forward rates from the swap curve observed at December 31, 2008 for purposes of its C-3 Phase II calculation. The impact of using this approach was a $53 million decrease in JH USA's authorized control level risk-based capital as of December 31, 2008. This permitted practice is effective for reporting periods beginning on or after December 31, 2008 and ending September 30, 2009.

At December 31, 2008, JH USA, with the explicit permission of the Commissioner, recorded an increase in the net admitted deferred tax asset ("DTA") instead of the deferred tax calculation required by prescribed statutory accounting practices. If the net admitted DTA were reflected on the statutory balance sheet based on prescribed practices the DTA and statutory surplus at December 31, 2008 would both be decreased by $84 million. The permitted practice had no effect on statutory net income. This permitted practice is effective for reporting periods beginning on or after December 31, 2008 and ending September 30, 2009.

The Company's statutory net (loss) income for the years ended December 31, 2008, 2007, and 2006 was $(2,011) million (unaudited), ($41) million, and $202 million, respectively.

The Company's statutory capital and surplus as of December 31, 2008 and 2007 was $2,008 million (unaudited) and $1,504 million, respectively.

Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned surplus without the prior approval of the Commissioner. Michigan law also limits the dividends an insurer may pay, without the prior permission of the Commissioner, to the greater of (i) 10% of its statutory surplus earnings as of December 31 of the preceding year or
(ii) the company's statutory net gain from operations for the 12 month period ending December 31 of the immediately preceding year, if such insurer is a life company.

Note 12 -- Segment Information

The Company operates in the following three business segments: (1) Protection and (2) Wealth Management, which primarily serve retail customers and institutional customers and (3) Corporate and Other, which includes reinsurance operations and the corporate account.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets, and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life, and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents, brokers, banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuities and group pension contracts. Individual annuities consist of fixed deferred annuities, fixed immediate annuities, and variable annuities. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, pension plan sponsors, pension plan consultants, and banks.

Corporate and Other Segment. Primarily consists of certain corporate and reinsurance operations. Corporate operations primarily include certain financing activities and income on capital not specifically allocated to the reporting segments. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 -- Segment Information - (continued)


The accounting policies of the segments are the same as those described in Note 1 -- Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

The following table summarizes selected financial information by segment for the periods indicated. Included in the Protection Segment for all periods presented are the assets, liabilities, revenues, and expenses of the closed block. For additional information on the closed block, see Note 6 -- Closed Block.

                                                                                    Wealth   Corporate
                                                                       Protection Management and Other   Total
                                                                       ------------------------------------------
                                                                                     (in millions)
                                                                       ------------------------------------------
2008
 Revenues from external customers.....................................  $  1,436  $   1,964  $    251  $   3,651
 Net investment income................................................       857        225       353      1,435
 Net realized investment and other (losses) gains.....................       (57)       719      (236)       426
                                                                       ------------------------------------------
 Revenues.............................................................  $  2,236  $   2,908  $    368  $   5,512
                                                                       ==========================================

 Net income (loss)....................................................  $     72  $    (113) $      3  $     (38)
                                                                       ==========================================
Supplemental Information:
 Equity in net income (loss) of investees accounted for by the equity
   method.............................................................  $      1  $       4  $    (14) $      (9)
 Carrying value of investments accounted for under the equity
   method.............................................................        17        157       218        392
 Amortization of deferred policy acquisition costs and deferred sales
   inducements........................................................      (397)         4         5       (388)
 Interest expense.....................................................         -         23        11         34
 Income tax expense (benefit).........................................        32       (204)     (131)      (303)
 Segment assets.......................................................  $ 21,832  $  90,968  $ 13,397  $ 126,197

                                                                                    Wealth   Corporate
                                                                       Protection Management and Other   Total
                                                                       ------------------------------------------
                                                                                     (in millions)
                                                                       ------------------------------------------
2007
 Revenues from external customers.....................................  $  1,844  $   2,057  $    236  $   4,137
 Net investment income................................................       782        242       313      1,337
 Net realized investment and other gains (losses).....................        68         (6)      100        162
                                                                       ------------------------------------------
 Revenues.............................................................  $  2,694  $   2,293  $    649  $   5,636
                                                                       ==========================================

 Net income...........................................................  $    210  $     318  $    191  $     719
                                                                       ==========================================
Supplemental Information:
 Equity in net (loss) income of investees accounted for by the equity
   method.............................................................  $     (1) $      (2) $      5  $       2
 Carrying value of investments accounted for under the equity
   method.............................................................        17         90       202        309
 Amortization of deferred policy acquisition costs and deferred sales
   inducements........................................................       301        277         6        584
 Interest expense.....................................................         -         27        41         68
 Income tax expense...................................................       108         55       110        273
 Segment assets.......................................................  $ 21,192  $ 111,302  $ 12,010  $ 144,504

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 -- Segment Information - (continued)


                                                                                    Wealth   Corporate
                                                                       Protection Management and Other  Total
                                                                       ---------------------------------------
                                                                                    (in millions)
                                                                       ---------------------------------------
2006
 Revenues from external customers.....................................  $ 1,483    $ 1,632     $ 382   $ 3,497
 Net investment income................................................      712        225       226     1,163
 Net realized investment and other gains (losses).....................      104         20       (92)       32
                                                                       ---------------------------------------
 Revenues.............................................................  $ 2,299    $ 1,877     $ 516   $ 4,692
                                                                       =======================================

 Net income (loss)....................................................  $   208    $   324     $  (7)  $   525
                                                                       =======================================
Supplemental Information:
 Equity in net (loss) income of investees accounted for by the equity
   method.............................................................  $    (1)   $     1     $   -   $     -
 Carrying value of investments accounted for under the equity method..       17         34        46        97
 Amortization of deferred policy acquisition costs and deferred sales
   inducements........................................................      242        303        (9)      536
 Interest expense.....................................................        -         21         5        26
 Income tax expense...................................................      111        115         4       230

The Company operates primarily in the United States and has no reportable major customers.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments


The following table presents the carrying amounts and estimated fair values of the Company's financial instruments. Fair values have been determined by using available market information and the valuation methodologies described below.

                                                          December 31,
                                              -------------------------------------
                                                    2008               2007
                                              -------------------------------------
                                              Carrying  Fair    Carrying    Fair
                                               Value    Value    Value      Value
                                              -------------------------------------
                                                          (in millions)
Assets:
 Fixed maturities (1):
   Available-for-sale........................ $ 14,687 $ 14,687 $  13,617 $  13,617
 Equity securities:
   Available-for-sale........................      415      415       956       956
 Mortgage loans on real estate...............    2,629    2,649     2,414     2,424
 Policy loans................................    2,785    2,785     2,519     2,519
 Short-term investments......................    3,665    3,665     2,723     2,723
 Cash and cash equivalents...................    3,477    3,477     3,345     3,345
 Derivatives:
   Interest rate swap agreements.............      759      759        28        28
   Cross currency rate swap agreements.......      321      321       179       179
   Foreign exchange forward agreements.......        3        3         9         9
   Embedded derivatives......................    4,418    4,418       586       586
 Assets held in trust........................    2,190    2,190     2,493     2,493
 Separate account assets.....................   77,681   77,681   105,380   105,380

Liabilities:
 Fixed rate deferred and immediate annuities.    1,852    1,843     1,665     1,665
 Derivatives:
   Interest rate swap agreements.............      325      325        22        22
   Cross currency rate swap agreements.......      377      377       277       277
   Credit default swaps......................        1        1         -         -
   Equity swaps..............................       15       15         1         1
   Embedded derivatives......................    2,859    2,859       572       572
   Foreign exchange forward agreements.......        3        3         9         9

(1)Fixed maturities exclude leveraged leases of $49 million and $72 million for 2008 and 2007, respectively, which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with SFAS No. 13, "Accounting for Leases".

Effective January 1, 2008, the Company adopted SFAS No. 157, which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS No. 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. The exit value assumes the asset or liability is exchanged in an orderly transaction; it is not a forced liquidation or distressed sale.

SFAS No. 157 resulted in effectively creating the following two primary categories of financial instruments for the purpose of fair value disclosure:

..  Financial Instruments Measured at Fair Value and Reported in the
   Consolidated Balance Sheets - This category includes assets and liabilities measured at fair value on a recurring and non recurring basis. Financial instruments measured on a recurring basis include fixed maturities, equity securities, short-term investments, derivatives and separate accounts. Assets and liabilities measured at fair value on a non recurring basis include mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which impairment is recognized.
.. Other Financial Instruments not Reported at Fair Value - This category includes assets and liabilities which do not require the additional SFAS No. 157 disclosures, as follows:

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments - (continued)


Mortgage loans on real estate - The fair value of unimpaired mortgage loans is estimated using discounted cash flows and take into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

Policy loans - These loans are carried at unpaid principal balances, which approximate their fair values.

Cash and cash equivalents - The carrying values for cash and cash equivalents approximate fair value due to the short-term maturities of these instruments.

Fixed-rate deferred and immediate annuities - The fair value of these financial instruments are estimated by projecting multiple stochastically generated interest rate scenarios under a risk neutral environment reflecting inputs (interest rates, volatility, etc.) observable at the valuation date.

Financial Instruments Measured at Fair Value on the Consolidated Balance Sheets

Valuation Hierarchy
Following SFAS No. 157 guidance, the Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

.. Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date. Valuations are based on quoted prices reflecting market transactions involving assets or liabilities identical to those being measured. Level 1 securities primarily include exchange traded equity securities and separate account assets.

.. Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly. These include quoted prices for similar assets and liabilities in active markets, quoted prices for identical or similar assets and liabilities in inactive markets, inputs that are observable that are not prices (such as interest rates, credit risks, etc.), and inputs that are derived from or corroborated by observable market data. Most debt securities are classified within Level 2. Also included in the Level 2 category are derivative instruments that are priced using models with observable market inputs, including interest rate swaps, equity swaps, and foreign currency forward contracts.

.. Level 3 - Fair value measurements using significant non market observable inputs. These include valuations for assets and liabilities that are derived using data, some or all of which is not market observable data, including assumptions about risk. Level 3 securities include structured asset-backed securities ("ABS"), commercial mortgage-backed securities ("CMBS"), other securities that have little or no price transparency, and certain derivatives.

Determination of Fair Value
The valuation methodologies used to determine the fair values of assets and liabilities under SFAS No. 157 reflect market participant assumptions and are based on the application of the fair value hierarchy that prioritizes observable market inputs over unobservable inputs. When available, the Company uses quoted market prices to determine fair value, and classifies such items within Level 1. If quoted market prices are not available, fair value is based upon valuation techniques, which discount expected cash flows utilizing independent market observable interest rates based on the credit quality and duration of the instrument. Items valued using models are classified according to the lowest level input that is significant to the valuation. Thus, an item may be classified in Level 3 even though significant market observable inputs are used.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments - (continued)


Fair Value Measurements on a Recurring Basis

Fixed Maturities
For fixed maturities, including corporate, U.S. Treasury, and municipal securities, fair values are based on quoted market prices when available. When market prices are not available, fair value is generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality (matrix pricing). The significant inputs into these models include, but are not limited to, yield curves, credit risks and spreads, measures of volatility and prepayment speeds. These fixed maturities are classified within Level 2. Fixed maturities with significant pricing inputs which are unobservable are classified within Level 3.

Equity Securities
Equity securities with active markets are classified within Level 1 as fair values are based on quoted market prices.

Short-term Investments
Short-term investments are comprised of securities due to mature within one year of the date of purchase that are traded in active markets, and are classified within Level 1 as fair values are based on quoted market prices. Securities such as commercial paper and discount notes are classified within Level 2 because these securities are typically not actively traded due to their short maturities and, as such, their cost generally approximates fair value.

Derivatives
The fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives or through the use of pricing models for over-the-counter ("OTC") derivatives. The pricing models used are based on market standard valuation methodologies and the inputs to these models are consistent with what a market participant would use when pricing the instruments. Derivative valuations can be affected by changes in interest rates, currency exchange rates, financial indices, credit spreads, default risk (including the counterparties to the contract), and volatility. The Company's derivatives are generally classified within Level 2 given the significant inputs to the pricing models for most OTC derivatives are inputs that are observable or can be corroborated by observable market data. Inputs that are observable generally include: interest rates, foreign currency exchange rates and interest rate curves. However, certain OTC derivatives may rely on inputs that are significant to the fair value that are not observable in the market or cannot be derived principally from or corroborated by observable market data and would be classified within Level 3. Inputs that are unobservable generally include: broker quotes, volatilities and inputs that are outside of the observable portion of the interest rate curve or other relevant market measures. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and consistent with what market participants would use when pricing such instruments. The credit risk of both the counterparty and the Company are considered in determining the fair value for all over-the-counter derivatives after taking into account the effects of netting agreements and collateral arrangements.

Embedded Derivatives
As defined in SFAS Statement No. 133 "Accounting for Derivative Instruments and Hedging Activities" ("SFAS No. 133"), the Company holds assets and liabilities classified as embedded derivatives in the Consolidated Balance Sheets. Those assets include guaranteed minimum income benefits that are ceded under modified coinsurance reinsurance arrangements ("Reinsurance GMIB Assets"). Liabilities include policyholder benefits offered under variable annuity contracts such as guaranteed minimum withdrawal benefits with a term certain ("GMWB") and embedded reinsurance derivatives.

Embedded derivatives are recorded in the Consolidated Balance Sheets at fair value, separately from their host contract, and the change in their fair value is reflected in net income. Many factors including, but not limited to, market conditions, credit ratings, variations in actuarial assumptions regarding policyholder liabilities and risk margins related to non-capital market inputs may result in significant fluctuations in the fair value of these embedded derivatives that could materially affect net income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments - (continued)


The fair value of embedded derivatives is estimated as the present value of future benefits less the present value of future fees. The fair value calculation includes assumptions for risk margins including nonperformance risk.

Risk margins are established to capture the risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, persistency, partial withdrawal, and surrenders. The establishment of these actuarial assumptions, risk margins, nonperformance risk, and other inputs requires the use of significant judgment.

Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value of the liability. The fair value measurement assumes that the nonperformance risk is the same before and after the transfer. Therefore, fair value reflects the reporting entity's own credit risk.

Nonperformance risk for liabilities held by the Company is based on MFC's own credit risk, which is determined by taking into consideration publicly available information relating to MFC's debt as well as its claims paying ability. Nonperformance risk is also reflected in the Reinsurance GMIB assets held by the Company. The credit risk of the reinsurance companies is most representative of the nonperformance risk for the Reinsurance GMIB assets, and is derived from publicly available information relating to the reinsurance companies' publicly issued debt.

The fair value of embedded derivatives related to reinsurance agreements is determined based on a total return swap methodology. These total return swaps are reflected as liabilities on the Consolidated Balance Sheets representing the difference between the statutory book value and fair value of the related modified coinsurance assets with ongoing changes in fair value recorded in income. The fair value of the underlying assets is based on the valuation approach for similar assets described herein.

Separate Account Assets
Separate account assets are reported at fair value and reported as a summarized total on the Consolidated Balance Sheets in accordance with Statement of Position ("SOP 03-1"), "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts". The fair value of separate account assets are based on the fair value of the underlying assets owned by the separate account. Assets owned by the Company's separate accounts primarily include: investments in mutual funds, fixed maturity securities, equity securities, and short-term investments and cash and cash equivalents.

The fair value of mutual fund investments is based upon quoted prices or reported net assets values ("NAV"). Open-ended mutual fund investments are included in Level 1. The fair values of fixed maturity securities, equity securities, short-term investments and cash equivalents held by separate accounts are determined on a basis consistent with the methodologies described herein for similar financial instruments held within the Company's general account.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments - (continued)


The following table presents the Company's assets and liabilities that are measured at fair value on a recurring basis by SFAS No. 157 fair value hierarchy levels, as of December 31, 2008.

                                               December 31, 2008
                                      ------------------------------------
                                      ------------------------------------
                                      Total Fair
                                        Value    Level 1  Level 2  Level 3
                                      ------------------------------------
                                                 (in millions)
     Assets:
      Fixed maturities (1):
        Available-for-sale........... $  14,687  $      - $ 14,325 $   362
      Equity securities:
        Available-for-sale...........       415       415        -       -
      Short-term investments.........     3,665         -    3,665       -
      Derivative assets (2)               1,083         -    1,083       -
      Embedded derivatives...........     4,418         -       36   4,382
      Assets held in trust (3).......     2,190       497    1,693       -
      Separate account assets (4)....    77,681    77,626       55       -
                                      ------------------------------------
     Total assets at fair value...... $ 104,139  $ 78,538 $ 20,857 $ 4,744
                                      ====================================

     Liabilities:
      Derivative liabilities (2)..... $     721  $      - $    721 $     -
      Embedded derivatives...........     2,859         -        -   2,859
                                      ------------------------------------
     Total liabilities at fair value. $   3,580  $      - $    721 $ 2,859
                                      ====================================

(1)Fixed maturities excludes leveraged leases of $49 million which are carried at the net investment calculated by accruing income at the lease's expected internal rate of return in accordance with SFAS No. 13, "Accounting for Leases".
(2)Derivative assets are presented within other assets and derivative liabilities are presented within other liabilities in the Consolidated Balance Sheets. The amounts are presented gross in the table above to reflect the presentation in the Consolidated Balance Sheets, but are presented net for purposes of the Level 3 roll forward in the following table.
(3)Represents the fair value of assets held in trust on behalf of MRBL, which are included in amounts due from and held for affiliates on the Consolidated Balance Sheets. See Note 7 -- Related Party Transactions, for information on the associated MRBL reinsurance agreement. The fair value of the trust assets are determined on a basis consistent with the methodologies described herein for similar financial instruments.
(4)Separate account assets are recorded at fair value. Investment performance related to separate account assets is fully offset by corresponding amounts credited to contract holders whose interest in the separate account assets is recorded by the Company as separate account liabilities. Separate account liabilities are set equal to the fair value of separate account assets as prescribed by SOP 03-1.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 -- Fair Value of Financial Instruments - (continued)


Level 3 Financial Instruments

The changes in Level 3 assets and liabilities measured at fair value on a recurring basis are summarized as follows:

                                                                                                                      Net
                                                                                                      Fixed        Embedded
                                                                                                    Maturities    Derivatives
                                                                                                   -----------------------------
Balance at January 1, 2008........................................................................   $  447         $    18
 Net realized/unrealized gains (losses) included in:
   Net income.....................................................................................     (161)/(2)/     1,505/(4)/
   Other comprehensive income.....................................................................       79/(3)/          -
 Purchases, issuances, (sales) and (settlements), net.............................................      (12)              -
 Transfers in and/or (out) of Level 3, net (1)....................................................        9               -
                                                                                                   -----------------------------
Balance at December 31, 2008......................................................................   $  362         $ 1,523
                                                                                                   =============================
Gains (losses) for the period included in earnings attributable to the change in unrealized gains
  (losses) relating to assets and liabilities still held at December 31, 2008.....................   $    -         $ 1,505

(1)For financial assets that are transferred into and/or out of Level 3, the Company uses the fair value of the assets at the beginning of the reporting period.
(2)This amount is included in net realized investments and other gains (losses) on the Consolidated Statement of Operations.
(3)This amount is included in accumulated other comprehensive income (loss) on the Consolidated Balance Sheet.
(4)This amount is included in benefits to policyholders on the Consolidated Statement of Operations. All gains and losses on Level 3 liabilities are classified as net realized investment and other gains (losses) for the purpose of this disclosure because it is not practicable to track realized and unrealized gains (losses) separately on a contract by contract basis.

The Company may hedge positions with offsetting positions that are classified in a different level. For example, the gains and losses for assets and liabilities in the Level 3 category presented in the tables above may not reflect the effect of offsetting gains and losses on hedging instruments that have been classified by the Company in the Level 1 and Level 2 categories.

Financial Instruments Measured at Fair Value on a Non Recurring Basis
Certain financial assets are reported at fair value on a non recurring basis, including investments such as mortgage loans, joint ventures and limited partnership interests, which are reported at fair value only in a period in which an impairment is recognized. The fair value of these securities is calculated using either models that are widely accepted in the financial services industry or the valuation of collateral underlying impaired mortgages. During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

Note 14 -- Goodwill

The changes in the carrying value of goodwill by segment were as follows:

                                                 Wealth   Corporate
                                    Protection Management and Other Total
                                    -------------------------------------
                                                (in millions)
      Balance at January 1, 2008...    $ -        $ 54       $ -    $ 54
      Dispositions and other, net..      -           -         -       -
                                    -------------------------------------
      Balance at December 31, 2008.    $ -        $ 54       $ -    $ 54
                                    =====================================

                                                 Wealth   Corporate
                                    Protection Management and Other Total
                                    -------------------------------------
                                                (in millions)
      Balance at January 1, 2007...    $ -        $ 54       $ -    $ 54
      Dispositions and other, net..      -           -         -       -
                                    -------------------------------------
      Balance at December 31, 2007.    $ -        $ 54       $ -    $ 54
                                    =====================================

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 14 -- Goodwill - (continued)


The Company tests goodwill for impairment annually as of December 31 and more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit, which is defined as an operating segment or one level below an operating segment, below its carrying amount. There were no impairments recorded in 2008 or 2007.

Note 15 -- Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

The assets supporting the variable portion of variable annuities are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenue, and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Company's Consolidated Statements of Operations. For the years ended December 31, 2008, and 2007 there were no gains or losses on transfers of assets from the general account to the separate account.

The deposits related to the variable life insurance contracts are invested in separate accounts, and the Company guarantees a specified death benefit if certain specified premiums are paid by the policyholder, regardless of separate account performance.

For guarantees of amounts in the event of death, the net amount at risk is defined as the excess of the initial sum insured over the current sum insured for fixed premium variable life insurance contracts, and, for other variable life insurance contracts, is equal to the sum insured when the account value is zero and the policy is still in force.

The following table reflects variable life insurance contracts with guarantees held by the Company:

                                                            December 31,
                                                            -----------------------------
                                                            2008           2007
                                                            -----------------------------
                                                            (in millions, except for age)
         Life insurance contracts with guaranteed benefits
          In the event of death
          Account value.................................... $ 559          $ 422
          Net amount at risk related to deposits...........    86             56
          Average attained age of contract holders.........    44             43

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income, and/or withdrawal benefits. Guaranteed Minimum Death Benefit ("GMDB") features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return, or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary.

The Company sold contracts with GMIB riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity, which may be elected by the contract holder after a stipulated waiting period (7 to 10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a GMWB rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 -- Certain Separate Accounts - (continued)


Unaffiliated and affiliated reinsurance has been utilized to mitigate risk related to some of the guarantee benefit riders. Hedging has also been utilized to mitigate risk related to some of the GMWB riders.

For GMDB, the net amount at risk is defined as the current guaranteed minimum death benefit in excess of the current account balance. For GMIB, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For GMWB, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level.

The Company had the following variable annuity contracts with guarantees. Amounts at risk are shown net of reinsurance. Note that the Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive.

                                                                                    December 31,
                                                                                 -------------------------------------------
                                                                                   2008                  2007
                                                                                 -------------------------------------------
                                                                                 (in millions, except for ages and percents)
Guaranteed Minimum Death Benefit
 Return of net deposits
 In the event of death
   Account value................................................................ $ 15,224              $ 17,510
   Net amount at risk- net of reinsurance.......................................      766                    47
   Average attained age of contract holders.....................................       54                    55

 Return of net deposits plus a minimum return
 In the event of death
   Account value................................................................ $    428              $    714
   Net amount at risk- net of reinsurance.......................................        5                     -
   Average attained age of contract holders.....................................       65                    65
   Guaranteed minimum return rate...............................................        5%                    5%

 Highest specified anniversary account value minus withdrawals post anniversary
 In the event of death
   Account value................................................................ $ 22,508              $ 32,750
   Net amount at risk- net of reinsurance.......................................    1,248                   190
   Average attained age of contract holders.....................................       54                    54

Guaranteed Minimum Income Benefit
   Account value................................................................ $  5,387              $  9,552
   Net amount at risk- net of reinsurance.......................................       45                    29
   Average attained age of contract holders.....................................       52                    52

Guaranteed Minimum Withdrawal Benefit
   Account value................................................................ $ 24,769              $ 28,582
   Net amount at risk...........................................................    1,812                   116
   Average attained age of contract holders.....................................       52                    54

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 -- Certain Separate Accounts - (continued)


Account balances of variable contracts with guarantees invest in various separate accounts with the following characteristics:

                                              December 31,
                                              ------------
                                              2008    2007
                                              ------------
                                              (in billions)
                        Type of Fund
                        Domestic Equity...... $  7    $ 13
                        International Equity.    2       3
                        Balanced.............   23      30
                        Bonds................    3       4
                        Money Market.........    2       1
                                              ------------
                           Total............. $ 37    $ 51
                                              ============

The following table summarizes the liabilities for guarantees on variable contracts reflected in the general account:

                                    Guaranteed Guaranteed Guaranteed
                                     Minimum    Minimum    Minimum
                                      Death      Income   Withdrawal
                                     Benefit    Benefit    Benefit
                                      (GMDB)     (GMIB)     (GMWB)     Total
                                    ------------------------------------------
                                                  (in millions)
  Balance at January 1, 2008.......   $   89    $    156   $    568  $    813
  Incurred guarantee benefits......     (110)        (74)         -      (184)
  Other reserve changes............      372         356      2,322     3,050
                                    ------------------------------------------
  Balance at December 31, 2008.....   $  351    $    438   $  2,890  $  3,679
  Reinsurance recoverable..........     (259)     (2,056)    (2,352)   (4,667)
                                    ------------------------------------------
  Net balance at December 31, 2008.   $   92    $ (1,618)  $    538  $   (988)
                                    ==========================================

  Balance at January 1, 2007.......   $   80    $    208   $     95  $    383
  Incurred guarantee benefits......      (48)       (122)         -      (170)
  Other reserve changes............       57          70        473       600
                                    ------------------------------------------
  Balance at December 31, 2007.....   $   89    $    156   $    568  $    813
  Reinsurance recoverable..........      (36)       (586)         -      (622)
                                    ------------------------------------------
  Net balance at December 31, 2007.   $   53    $   (430)  $    568  $    191
                                    ==========================================

The GMDB gross and ceded reserves, the GMIB gross reserves, and the life portion of the GMWB reserves were determined in accordance with SOP 03-1, and the GMIB reinsurance recoverable and GMWB gross reserve were determined in accordance with SFAS No. 133.

The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the amounts above at December 31, 2008 and 2007:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS No. 133 calculations, risk neutral scenarios were used.

    . For life products, reserves were established using stochastic modeling of future separate account returns and best estimate mortality, lapse, and premium persistency assumptions, which vary by product.

    . Mean return and volatility assumptions were determined by asset class. Market consistent observed volatilities were used where available for SFAS No. 133 calculations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 15 -- Certain Separate Accounts - (continued)


    . Annuity mortality was based on the 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified and non-qualified business.

    . Annuity base lapse rates vary by contract type and duration and ranged from 2% to 41.5%.

    . The discount rate is 7% (in-force issued before 2004) or 6.4% (in-force issued after 2003) in the SOP 03-01 calculations. The discount rates used for SFAS No. 133 calculations are based on the term structure of swap curves with a credit spread based on the credit standing of MFC (for GMWB) and the reinsurers (for GMIB).

Note 16 -- Deferred Policy Acquisition Costs and Deferred Sales Inducements

The balance of and changes in deferred policy acquisition costs as of and for the years ended December 31, were as follows:

                                                           December 31,
                                                         ----------------
                                                          2008     2007
                                                         ----------------
                                                          (in millions)
       Balance, beginning of year....................... $ 5,664 $ 4,655
       Capitalization...................................   1,590   1,637
       Amortization (1).................................     405    (550)
       Change in unrealized investment gains and losses.     289     (78)
                                                         ----------------
       Balance, end of year............................. $ 7,948 $ 5,664
                                                         ================

(1)In 2008, DAC amortization includes significant unlocking due to the impact of lower estimated gross profits arising from higher benefits to policyholders related to certain separate account guarantees. This unlocking contributed to the overall negative amortization during the year.

The balance of and changes in deferred sales inducements as of and for the years ended December 31, were as follows:

                                                          December 31,
                                                          -------------
                                                           2008   2007
                                                          -------------
                                                          (in millions)
        Balance, beginning of year....................... $ 264  $ 235
        Capitalization...................................    97     63
        Amortization.....................................   (17)   (34)
        Change in unrealized investment gains and losses.     1      -
                                                          -------------
        Balance, end of year............................. $ 345  $ 264
                                                          =============

Note 17 -- Share-Based Payments

The Company participates in the stock compensation plans of MFC. The Company uses the Black-Scholes-Merton option pricing model to estimate the value of stock options granted to employees. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. GAAP, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC's Executive Stock Option Plan ("ESOP"), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants Deferred Share Units ("DSUs") under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 17 -- Share Based Payments - (continued)


Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of 1 million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2008, 2007 and 2006, 217,000, 191,000, and 181,000
DSUs, respectively, were issued to certain employees who elected to defer receipt of all or part of their annual bonus. Also, in 2008 and 2007, 269,000 and 260,000 DSUs were issued to certain employees who elected to defer payment of all or part of their restricted share units. Restricted share units are discussed below. The DSUs issued in 2008, 2007 and 2006 vested immediately upon grant. The Company recorded compensation expense for stock options granted of $6 million, $5 million, and $5 million for the years ended December 31, 2008, 2007, and 2006, respectively.

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan ("GSOP") for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1 million for each of the three years ended December 31, 2008, 2007, and 2006.

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit ("RSU") Plan. For the years ended December 31, 2008, 2007, and 2006, 1.8 million, 1.5 million and
1.6 million RSUs, respectively, were granted to certain eligible employees under this plan. For the years ended December 31, 2008, 2007, and 2006, the Company granted 0.4 million, 0.4 million, and 0.4 million RSUs, respectively, to certain eligible employees. RSUs entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $14 million, $16 million, and $14 million for the years ended December 31, 2008, 2007, and 2006, respectively.

                                    AUDITED FINANCIAL STATEMENTS

                                    John Hancock Life Insurance Company (U.S.A.)
                                    Separate Account H
                                    December 31, 2008

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2008

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public Accounting Firm......    1
Statement of Assets and Liabilities.............................................    4
Statement of Operations and Changes in Contract Owners' Equity..................   30
Notes to Financial Statements...................................................   83

                              (ERNST & YOUNG LOGO)

                                                            Ernst & Young LLP
                                                            200 Clarendon Street
                                                            Boston, MA 02116

                                                            Tel: +1 617 266 2000
                                                            Fax: +1 617 266 5843
                                                            www.ey.com

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset Allocation Series III
American Asset High-Income Bond Series II
American Asset High-Income Bond Series III
American Blue-Chip Income & Growth Series II
American Blue-Chip Income & Growth Series III
American Bond Series II
American Bond Series III
American Century - Small Company Series II
American Fundamental Holdings Series II
American Fundamental Holdings Series III
American Global Diversification Series II
American Global Growth Series II
American Global Growth Series III
American Global Small Capitalization Series II
American Global Small Capitalization Series III
American Growth Series II
American Growth Series III
American Growth-Income Series II
American Growth-Income Series III
American International Series II
American International Series III
American New World Series II
American New World Series III
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
Capital Appreciation Value Series II
CGTC Overseas Equity Series II
Core Allocation Plus Series I
Core Allocation Plus Series II
Disciplined Diversification Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series I
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Income & Value Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II
Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series I
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series I
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
ML Global Allocation
Money Market B Series NAV
Money Market Series I
Money Market Series II
Mutual Shares Series I
Natural Resources Series II
Optimized All Cap Series II
Optimized Value Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series I
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series I
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series I
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

as of December 31, 2008, and the related statement of operations and changes in contract owners' equity for the above mentioned sub-accounts and for the Dynamic Growth Series I, Dynamic Growth Series II, Emerging Growth Series II, Independence Investment LLC Small Cap Series II, Quantitative Mid-Cap Series I, Quantitative Mid-Cap Series II, U.S. Core Series I, U.S. Core Series II, U.S. Global Leaders Growth Series I, U.S. Global Leaders Growth

                                   A member firm of Ernst & Young Global Limited

                              (ERNST & YOUNG LOGO)

Series II sub-accounts (the "closed sub-accounts") for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the underlying Portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the above mentioned sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2008, and the results of their and the closed sub-accounts' operations and changes in contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                         (ERNST & YOUNG LLP)

March 31, 2009

                                   A member firm of Ernst & Young Global Limited

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                      500 Index                                                          All Cap
                                        Fund B     500 Index    500 Index   Active Bond   Active Bond      Core
                                      Series NAV    Series I    Series II     Series I     Series II     Series I
                                     -----------  -----------  -----------  -----------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $44,221,566  $53,450,857  $39,678,677  $64,896,482  $275,345,876  $48,378,680
                                     ===========  ===========  ===========  ===========  ============  ===========
NET ASSETS
Contracts in accumulation            $44,217,420  $53,410,802  $39,678,677  $64,771,849  $275,334,062  $48,333,819
Contracts in payout (annuitization)        4,146       40,055                   124,633        11,814       44,861
                                     -----------  -----------  -----------  -----------  ------------  -----------
Total net assets                     $44,221,566  $53,450,857  $39,678,677  $64,896,482  $275,345,876  $48,378,680
                                     ===========  ===========  ===========  ===========  ============  ===========
Units outstanding                      5,843,640    6,938,793    3,916,772    5,542,442    23,846,814    4,404,983
Unit value                           $      7.57  $      7.70  $     10.13  $     11.71  $      11.55  $     10.98
Shares                                 3,934,303    6,791,722    5,061,056    8,204,359    34,765,893    4,138,467
Cost                                 $73,016,198  $72,183,622  $53,289,818  $77,950,186  $331,148,675  $57,003,501

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       All Cap      All Cap      All Cap      All Cap      All Cap    American Asset
                                     Core Series     Growth       Growth       Value        Value       Allocation
                                          II        Series I    Series II     Series I    Series II      Series II
                                     -----------  -----------  -----------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value            $ 7,549,207  $76,573,971  $10,760,343  $26,764,429  $25,562,124  $  771,851,859
                                     ===========  ===========  ===========  ===========  ===========  ==============
NET ASSETS
Contracts in accumulation            $ 7,549,207  $76,393,767  $10,760,343  $26,764,429  $25,562,124  $  771,851,859
Contracts in payout (annuitization)                   180,204
                                     -----------  -----------  -----------  -----------  -----------  --------------
Total net assets                     $ 7,549,207  $76,573,971  $10,760,343  $26,764,429  $25,562,124  $  771,851,859
                                     ===========  ===========  ===========  ===========  ===========  ==============
Units outstanding                        681,898    6,912,443    1,159,235    2,222,846    2,008,606      89,206,351
Unit value                           $     11.07  $     11.08  $      9.28  $     12.04  $     12.73  $         8.65
Shares                                   646,890    6,635,526      941,412    4,762,354    4,556,529      91,343,415
Cost                                 $12,202,941  $89,914,975  $15,084,548  $44,053,013  $43,927,242  $1,043,303,099

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                    American     American     American      American
                                       American      Asset        Asset       Blue-Chip    Blue-Chip
                                        Asset     High-Income  High-Income    Income &      Income &     American
                                      Allocation      Bond         Bond        Growth        Growth        Bond
                                      Series III   Series II    Series III    Series II    Series III    Series II
                                     -----------  -----------  -----------  ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value            $34,188,459  $31,998,224    $102,930   $ 66,642,931  $15,440,949  $585,289,903
                                     ===========  ===========    ========   ============  ===========  ============
NET ASSETS
Contracts in accumulation            $34,188,459  $31,998,224    $102,930   $ 66,634,571  $15,440,949  $585,289,903
Contracts in payout (annuitization)                                                8,360
                                     -----------  -----------    --------   ------------  -----------  ------------
Total net assets                     $34,188,459  $31,998,224    $102,930   $ 66,642,931  $15,440,949  $585,289,903
                                     ===========  ===========    ========   ============  ===========  ============
Units outstanding                      3,702,897    3,593,978      10,576      5,409,736    1,817,222    50,087,972
Unit value                           $      9.23  $      8.90    $   9.73   $      12.32  $      8.50  $      11.69
Shares                                 4,050,765    4,097,084      13,196      7,521,775    1,746,714    54,699,991
Cost                                 $40,014,184  $45,817,082    $115,279   $115,711,820  $18,485,614  $709,341,832

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                   American
                                                   Century -    American      American                      American
                                       American      Small     Fundamental  Fundamental  American Global     Global
                                         Bond       Company     Holdings      Holdings   Diversification     Growth
                                      Series III   Series II    Series II    Series III     Series II       Series II
                                     -----------  ----------  ------------  -----------  ---------------  ------------
TOTAL ASSETS
Investments at fair value            $19,101,227  $1,933,984  $553,472,370  $14,318,767    $504,068,239   $139,771,045
                                     ===========  ==========  ============  ===========    ============   ============
NET ASSETS
Contracts in accumulation            $19,101,227  $1,933,984  $553,472,370  $14,318,767    $504,068,239   $139,771,045
Contracts in payout (annuitization)
                                     -----------  ----------  ------------  -----------    ------------   ------------
Total net assets                     $19,101,227  $1,933,984  $553,472,370  $14,318,767    $504,068,239   $139,771,045
                                     ===========  ==========  ============  ===========    ============   ============
Units outstanding                      1,708,415     230,989    64,803,896    1,576,102      62,575,683     17,516,452
Unit value                           $     11.18  $     8.37  $       8.54  $      9.08    $       8.06   $       7.98
Shares                                 1,786,831     306,011    72,634,170    1,881,573      71,600,602     18,011,732
Cost                                 $20,770,480  $3,896,518  $739,459,286  $17,954,048    $734,865,005   $225,741,213

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                    American        American
                                      American       Global          Global                                      American
                                       Global         Small           Small         American       American       Growth-
                                       Growth    Capitalization  Capitalization      Growth         Growth        Income
                                     Series III     Series II      Series III       Series II     Series III     Series II
                                     ----------  --------------  --------------  --------------  -----------  --------------
TOTAL ASSETS
Investments at fair value             $269,670     $43,636,644     $5,017,292    $  860,203,386  $ 9,588,537  $  734,826,560
                                      ========     ===========     ==========    ==============  ===========  ==============
NET ASSETS
Contracts in accumulation             $269,670     $43,636,644     $5,017,292    $  860,176,177  $ 9,588,537  $  734,810,448
Contracts in payout (annuitization)                                                      27,209                       16,112
                                      --------     -----------     ----------    --------------  -----------  --------------
Total net assets                      $269,670     $43,636,644     $5,017,292    $  860,203,386  $ 9,588,537  $  734,826,560
                                      ========     ===========     ==========    ==============  ===========  ==============
Units outstanding                       32,316       7,111,095        777,248        74,067,311    1,283,084      63,942,059
Unit value                            $   8.34     $      6.14     $     6.46    $        11.61  $      7.47  $        11.49
Shares                                  34,841       7,236,591        834,824        74,283,539      828,741      63,787,028
Cost                                  $329,979     $84,907,955     $6,573,369    $1,374,320,202  $12,137,616  $1,123,654,339

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       American
                                       Growth-       American       American    American New  American New     Basic
                                        Income    International  International  World Series  World Series     Value
                                      Series III    Series II      Series III        II            III         Focus
                                     -----------  -------------  -------------  ------------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $12,028,258   $569,687,370     $278,657     $38,682,388    $114,630    $ 9,193,487
                                     ===========   ============     ========     ===========    ========    ===========
NET ASSETS
Contracts in accumulation            $12,028,258   $569,680,337     $278,657     $38,682,388    $114,630    $ 9,193,487
Contracts in payout (annuitization)                       7,033
                                     -----------   ------------     --------     -----------    --------    -----------
Total net assets                     $12,028,258   $569,687,370     $278,657     $38,682,388    $114,630    $ 9,193,487
                                     ===========   ============     ========     ===========    ========    ===========
Units outstanding                      1,445,391     36,071,377       34,407       4,594,159      14,645        560,419
Unit value                           $      8.32   $      15.79     $   8.10     $      8.42    $   7.83    $     16.40
Shares                                 1,045,935     39,838,278       19,527       4,746,305      14,100      1,103,660
Cost                                 $14,757,262   $870,957,394     $383,903     $62,832,289    $143,641    $15,241,204

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                            Capital
                                       Blue Chip     Blue Chip   Bond Index     Capital       Capital    Appreciation
                                        Growth        Growth       Trust A   Appreciation  Appreciation      Value
                                       Series I      Series II    Series II    Series I      Series II     Series II
                                     ------------  ------------  ----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $224,482,328  $ 89,182,436   $905,694   $ 89,609,852   $45,779,941  $129,560,234
                                     ============  ============   ========   ============   ===========  ============
NET ASSETS
Contracts in accumulation            $224,153,606  $ 89,182,436   $905,694   $ 89,509,853   $45,779,941  $129,560,234
Contracts in payout (annuitization)       328,722                                  99,999
                                     ------------  ------------   --------   ------------   -----------  ------------
Total net assets                     $224,482,328  $ 89,182,436   $905,694   $ 89,609,852   $45,779,941  $129,560,234
                                     ============  ============   ========   ============   ===========  ============
Units outstanding                      17,615,463     9,393,422     67,335     13,837,049     4,711,470    14,299,260
Unit value                           $      12.74  $       9.49   $  13.45   $       6.48   $      9.72  $       9.06
Shares                                 18,355,055     7,304,049     67,640     14,291,842     7,360,119    14,363,662
Cost                                 $282,850,792  $128,536,710   $882,210   $127,500,022   $64,854,746  $148,535,415

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        CGTC        Core         Core                        Emerging     Emerging
                                      Overseas   Allocation   Allocation    Disciplined       Small        Small
                                       Equity       Plus         Plus     Diversification    Company      Company
                                      Series II   Series I    Series II      Series II       Series I    Series II
                                     ----------  ----------  -----------  ---------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $3,185,956  $4,146,720  $46,294,963    $79,086,010    $33,588,674  $18,300,019
                                     ==========  ==========  ===========    ===========    ===========  ===========
NET ASSETS
Contracts in accumulation            $3,185,956  $4,146,720  $46,294,963    $79,086,010    $33,563,622  $18,300,019
Contracts in payout (annuitization)                                                             25,052
                                     ----------  ----------  -----------    -----------    -----------  -----------
Total net assets                     $3,185,956  $4,146,720  $46,294,963    $79,086,010    $33,588,674  $18,300,019
                                     ==========  ==========  ===========    ===========    ===========  ===========
Units outstanding                       284,112     459,578    5,294,414      8,663,009      3,348,224    2,087,921
Unit value                           $    11.21  $     9.02  $      8.74    $      9.13    $     10.03  $      8.76
Shares                                  427,072     487,849    5,446,466      8,876,095      2,418,191    1,337,721
Cost                                 $5,752,922  $4,652,643  $50,667,693    $88,381,632    $62,298,797  $34,189,286

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Equity-       Equity-     Financial    Financial     Founding      Founding
                                        Income        Income       Services     Services    Allocation    Allocation
                                       Series I      Series II     Series I    Series II     Series I      Series II
                                     ------------  ------------  -----------  -----------  -----------  --------------
TOTAL ASSETS
Investments at fair value            $261,746,610  $126,408,553  $14,200,399  $23,207,419  $11,671,302  $1,035,742,268
                                     ============  ============  ===========  ===========  ===========  ==============
NET ASSETS
Contracts in accumulation            $261,231,343  $126,408,553  $14,200,399  $23,188,830  $11,671,302  $1,035,742,268
Contracts in payout (annuitization)       515,267                                  18,589
                                     ------------  ------------  -----------  -----------  -----------  --------------
Total net assets                     $261,746,610  $126,408,553  $14,200,399  $23,207,419  $11,671,302  $1,035,742,268
                                     ============  ============  ===========  ===========  ===========  ==============
Units outstanding                      13,650,160    11,489,143    1,623,612    2,476,693    1,344,727     136,082,295
Unit value                           $      19.18  $      11.00  $      8.75  $      9.37  $      8.68  $         7.61
Shares                                 26,279,780    12,729,965    1,885,843    3,090,202    1,585,775     140,344,481
Cost                                 $407,561,034  $204,785,591  $25,775,978  $42,363,691  $14,891,130  $1,598,310,938

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                      Fundamental   Fundamental     Global       Global        Global       Global
                                         Value         Value      Allocation   Allocation       Bond         Bond
                                       Series I      Series II     Series I     Series II     Series I     Series II
                                     ------------  ------------  -----------  ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value            $336,160,486  $251,340,629  $26,694,131  $121,345,796  $81,495,660  $154,495,811
                                     ============  ============  ===========  ============  ===========  ============
NET ASSETS
Contracts in accumulation            $335,540,479  $251,340,356  $26,693,501  $121,345,796  $81,464,697  $154,453,670
Contracts in payout (annuitization)       620,007           273          630                     30,963        42,141
                                     ------------  ------------  -----------  ------------  -----------  ------------
Total net assets                     $336,160,486  $251,340,629  $26,694,131  $121,345,796  $81,495,660  $154,495,811
                                     ============  ============  ===========  ============  ===========  ============
Units outstanding                      33,466,331    23,786,071    3,166,226    11,729,356    3,602,575     9,374,175
Unit value                           $      10.04  $      10.57  $      8.43  $      10.35  $     22.62  $      16.48
Shares                                 34,337,128    25,725,755    3,914,095    17,871,251    5,643,744    10,751,274
Cost                                 $381,187,053  $373,861,222  $43,282,775  $201,133,098  $86,171,435  $162,323,054

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                    Health       Health
                                     Global Trust  Global Trust    Sciences     Sciences    High Income   High Yield
                                       Series I      Series II     Series I     Series II    Series II     Series I
                                     ------------  ------------  -----------  ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value            $109,603,317   $26,665,157  $37,028,670   $41,778,494   $1,474,198   $46,086,858
                                     ============   ===========  ===========   ===========   ==========   ===========
NET ASSETS
Contracts in accumulation            $109,457,934   $26,593,145  $37,026,530   $41,778,129   $1,474,198   $46,027,363
Contracts in payout (annuitization)       145,383        72,012        2,140           365                     59,495
                                     ------------   -----------  -----------   -----------   ----------   -----------
Total net assets                     $109,603,317   $26,665,157  $37,028,670   $41,778,494   $1,474,198   $46,086,858
                                     ============   ===========  ===========   ===========   ==========   ===========
Units outstanding                       6,778,204     2,397,618    2,672,652     2,875,694      230,474     4,032,014
Unit value                           $      16.17   $     11.12  $     13.85   $     14.53   $     6.40   $     11.43
Shares                                 10,398,797     2,537,123    3,577,649     4,103,978      251,999     7,824,594
Cost                                 $142,837,140   $44,840,751  $52,560,452   $59,447,238   $2,037,121   $67,049,754

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                     Income &      Income &       Index     International  International
                                      High Yield       Value        Value      Allocation        Core           Core
                                       Series II     Series I     Series II     Series II      Series I      Series II
                                     ------------  ------------  -----------  ------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $50,595,088  $144,359,597  $42,340,351  $318,495,112   $37,670,124    $24,821,956
                                      ===========  ============  ===========  ============   ===========    ===========
NET ASSETS
Contracts in accumulation             $50,545,391  $144,180,824  $42,340,351  $318,486,499   $37,561,838    $24,796,343
Contracts in payout (annuitization)        49,697       178,773                      8,613       108,286         25,613
                                      -----------  ------------  -----------  ------------   -----------    -----------
Total net assets                      $50,595,088  $144,359,597  $42,340,351  $318,495,112   $37,670,124    $24,821,956
                                      ===========  ============  ===========  ============   ===========    ===========
Units outstanding                       4,362,481     8,494,621    4,008,782    31,256,689     3,231,431      1,971,098
Unit value                            $     11.60  $      16.99  $     10.56  $      10.19   $     11.66        $ 12.59
Shares                                  8,532,055    20,190,153    5,946,678    32,834,548     4,639,178      3,038,183
Cost                                  $70,154,932  $207,371,650  $63,079,190  $415,946,768   $60,497,699    $42,361,552

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     International
                                         Equity     International  International  International  International    Investment
                                        Index B         Small          Small          Value          Value         Quality
                                       Series NAV   Cap Series I   Cap Series II     Series I      Series II     Bond Series I
                                     -------------  -------------  -------------  -------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $20,582,730    $37,254,747    $20,948,518    $124,274,980   $104,996,878   $103,084,376
                                      ===========    ===========    ===========    ============   ============   ============
NET ASSETS
Contracts in accumulation             $20,562,205    $37,224,227    $20,948,518    $124,160,569   $104,948,853   $102,740,543
Contracts in payout (annuitization)        20,525         30,520                        114,411         48,025        343,833
                                      -----------    -----------    -----------    ------------   ------------   ------------
Total net assets                      $20,582,730    $37,254,747    $20,948,518    $124,274,980   $104,996,878   $103,084,376
                                      ===========    ===========    ===========    ============   ============   ============
Units outstanding                       2,852,394      3,027,907      1,815,070       9,996,172      7,623,148      5,071,248
Unit value                            $      7.22    $     12.30    $     11.54    $      12.43   $      13.77   $      20.33
Shares                                  1,844,331      4,466,996      2,496,844      13,716,885     11,614,699      9,950,229
Cost                                  $36,394,141    $89,801,063    $48,635,909    $215,552,913   $187,690,603   $113,982,376

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                    John Hancock   John Hancock
                                      Investment   International  International    John Hancock     Large Cap    Large Cap
                                     Quality Bond  Equity Index    Equity Index  Strategic Income     Value        Value
                                       Series II      Series I       Series II       Series II      Series I     Series II
                                     ------------  -------------  -------------  ----------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $ 92,404,508   $12,492,766    $12,715,588     $ 9,163,669     $23,027,238  $19,316,098
                                     ============   ===========    ===========     ===========     ===========  ===========
NET ASSETS
Contracts in accumulation            $ 92,404,508   $12,462,177    $12,715,588     $ 9,163,669     $23,027,238  $19,305,802
Contracts in payout (annuitization)                      30,589                                                      10,296
                                     ------------   -----------    -----------     -----------     -----------  -----------
Total net assets                     $ 92,404,508   $12,492,766    $12,715,588     $ 9,163,669     $23,027,238  $19,316,098
                                     ============   ===========    ===========     ===========     ===========  ===========
Units outstanding                       6,301,640       964,039        996,311         711,330       1,450,254    1,228,957
Unit value                           $      14.66   $     12.96    $     12.76     $     12.88     $     15.88  $     15.72
Shares                                  8,919,354     1,046,295      1,064,066         816,726       1,638,949    1,377,753
Cost                                 $101,021,981   $20,621,214    $20,122,102     $10,857,136     $36,274,340  $29,820,434

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008



                                       Lifestyle     Lifestyle     Lifestyle      Lifestyle      Lifestyle      Lifestyle
                                      Aggressive    Aggressive     Balanced       Balanced     Conservative   Conservative
                                       Series I      Series II     Series I       Series II       Series I      Series II
                                     ------------  ------------  ------------  --------------  ------------  --------------
TOTAL ASSETS
Investments at fair value            $ 78,077,502  $140,031,483  $488,815,865  $6,354,575,304  $143,843,541  $1,171,315,497
                                     ============  ============  ============  ==============  ============  ==============
NET ASSETS
Contracts in accumulation            $ 78,077,022  $140,031,483  $488,693,037  $6,353,783,064  $143,803,924  $1,171,315,497
Contracts in payout (annuitization)           480                     122,828         792,240        39,617
                                     ------------  ------------  ------------  --------------  ------------  --------------
Total net assets                     $ 78,077,502  $140,031,483  $488,815,865  $6,354,575,304  $143,843,541  $1,171,315,497
                                     ============  ============  ============  ==============  ============  ==============
Units outstanding                       7,208,200    12,730,138    35,215,875     536,639,432     8,661,797      89,201,134
Unit value                           $      10.83  $      11.00  $      13.88  $        11.84  $      16.61  $        13.13
Shares                                 14,378,914    25,836,067    56,905,223     742,356,928    14,019,839     114,610,127
Cost                                 $143,967,392  $260,783,351  $729,566,396  $9,544,051,156  $172,989,747  $1,410,303,733

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                    LMFC        LMFC
                                       Lifestyle      Lifestyle       Lifestyle      Lifestyle      Core        Core
                                        Growth          Growth        Moderate       Moderate      Equity      Equity
                                       Series I       Series II       Series I       Series II    Series I   Series II
                                     ------------  ---------------  ------------  --------------  --------  -----------
TOTAL ASSETS
Investments at fair value            $410,760,328  $ 8,170,434,029  $188,774,055  $1,689,787,030  $ 77,273  $16,044,782
                                     ============  ===============  ============  ==============  ========  ===========
NET ASSETS
Contracts in accumulation            $410,100,784  $ 8,170,378,893  $187,156,447  $1,689,785,898  $ 77,273  $16,044,782
Contracts in payout (annuitization)       659,544           55,136     1,617,608           1,132
                                     ------------  ---------------  ------------  --------------  --------  -----------
Total net assets                     $410,760,328  $ 8,170,434,029  $188,774,055  $1,689,787,030  $ 77,273  $16,044,782
                                     ============  ===============  ============  ==============  ========  ===========
Units outstanding                      33,091,302      739,884,660    12,358,584     137,848,366    12,269    2,544,371
Unit value                           $      12.41  $         11.04  $      15.27  $        12.26  $   6.30  $      6.31
Shares                                 51,409,303    1,023,863,914    20,631,044     185,283,665    16,371    3,428,372
Cost                                 $651,703,685  $13,216,516,656  $255,330,549  $2,302,937,633  $159,368  $36,250,478

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Marisco
                                     International    Mid Cap      Mid Cap       Mid Cap       Mid Cap       Mid Cap
                                     Opportunities     Index        Index     Intersection  Intersection      Stock
                                       Series II      Series I    Series II     Series I      Series II     Series I
                                     -------------  -----------  -----------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $29,250,221   $32,196,125  $59,487,997      $4,851     $2,481,865   $148,054,706
                                      ===========   ===========  ===========      ======     ==========   ============
NET ASSETS
Contracts in accumulation             $29,250,221   $32,183,423  $59,482,261      $4,851     $2,481,865   $148,013,276
Contracts in payout (annuitization)                      12,702        5,736                                    41,430
                                      -----------   -----------  -----------      ------     ----------   ------------
Total net assets                      $29,250,221   $32,196,125  $59,487,997      $4,851     $2,481,865   $148,054,706
                                      ===========   ===========  ===========      ======     ==========   ============
Units outstanding                       2,820,676     2,545,090    5,042,423         626        379,032     13,282,484
Unit value                            $     10.37   $     12.65  $     11.80      $ 7.75     $     6.55   $      11.15
Shares                                  3,536,907     3,017,444    5,585,727         721        369,325     16,939,898
Cost                                  $60,226,921   $52,985,920  $98,965,008      $5,116     $3,728,008   $246,513,802

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                        Mid Cap        Mid Cap       Mid Cap                    Money         Money
                                         Stock          Value         Value      ML Global    Market B       Market
                                       Series II      Series I      Series II   Allocation   Series NAV     Series I
                                     -------------  ------------  ------------  ----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $ 93,272,294  $ 66,824,204  $ 68,823,555  $1,037,664   $38,238,802  $365,001,241
                                      ============  ============  ============  ==========   ===========  ============
NET ASSETS
Contracts in accumulation             $ 93,271,957  $ 66,767,127  $ 68,823,555  $1,037,664   $38,238,802  $364,786,688
Contracts in payout (annuitization)            337        57,077                                               214,553
                                      ------------  ------------  ------------  ----------   -----------  ------------
Total net assets                      $ 93,272,294  $ 66,824,204  $ 68,823,555  $1,037,664   $38,238,802  $365,001,241
                                      ============  ============  ============  ==========   ===========  ============
Units outstanding                        6,953,618     5,626,646     6,017,297      79,691     2,981,744    22,608,467
Unit value                            $      13.41  $      11.88  $      11.44  $    13.02   $     12.82  $      16.14
Shares                                  10,845,615     9,141,478     9,440,817      82,814    38,238,802    36,500,124
Cost                                  $159,919,511  $131,943,091  $138,352,817  $1,001,575   $38,238,802  $365,001,241

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                        Mutual       Natural      Optimized     Optimized
                                      Money Market      Shares      Resources      All Cap        Value     Pacific Rim
                                        Series II      Series I     Series II     Series II     Series II     Series I
                                     --------------  -----------  ------------  ------------  ------------  -----------
TOTAL ASSETS
Investments at fair value            $1,383,024,119  $18,359,522  $103,282,484  $ 57,016,741  $ 11,036,947  $18,180,312
                                     ==============  ===========  ============  ============  ============  ===========
NET ASSETS
Contracts in accumulation            $1,382,746,214  $18,359,522  $103,177,488  $ 57,016,741  $ 11,032,286  $18,174,797
Contracts in payout (annuitization)         277,905                    104,996                       4,661        5,515
                                     --------------  -----------  ------------  ------------  ------------  -----------
Total net assets                     $1,383,024,119  $18,359,522  $103,282,484  $ 57,016,741  $ 11,036,947  $18,180,312
                                     ==============  ===========  ============  ============  ============  ===========
Units outstanding                       107,096,820    2,191,280     4,519,846     4,770,992     1,107,167    2,021,114
Unit value                           $        12.91  $      8.38  $      22.85  $      11.95  $       9.97  $      9.00
Shares                                  138,302,412    2,508,131     7,748,123     6,622,154     1,516,064    3,035,110
Cost                                 $1,383,024,119  $21,789,838  $213,737,074  $110,706,337  $ 21,483,822  $33,079,996

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                      STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                    PIM Classic    PIMCO VIT   Real Estate   Real Estate  Real Return
                                        Pacific        Value       All Asset   Securities    Securities      Bond
                                     Rim Series II   Series II     Series II    Series I      Series II    Series II
                                     -------------  -----------  -----------  ------------  ------------  -----------
TOTAL ASSETS
Investments at fair value             $14,432,831   $ 9,430,778  $20,097,369  $ 46,812,843  $ 53,640,588  $77,729,384
                                      ===========   ===========  ===========  ============  ============  ===========
NET ASSETS
Contracts in accumulation             $14,432,831   $ 9,430,778  $20,097,369  $ 46,741,327  $ 53,626,690  $77,709,719
Contracts in payout (annuitization)                                                 71,516        13,898       19,665
                                      -----------   -----------  -----------  ------------  ------------  -----------
Total net assets                      $14,432,831   $ 9,430,778  $20,097,369  $ 46,812,843  $ 53,640,588  $77,729,384
                                      ===========   ===========  ===========  ============  ============  ===========
Units outstanding                       1,096,257     1,237,677    1,541,751     2,583,952     3,569,226    5,990,033
Unit value                            $     13.17   $      7.62  $     13.04  $      18.12  $      15.03  $     12.98
Shares                                  2,413,517     1,475,865    2,177,396     6,593,358     7,544,386    6,729,817
Cost                                  $25,125,682   $16,259,590  $25,038,388  $102,798,526  $112,969,762  $90,099,223

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Science &     Science &      Scudder      Scudder      Small Cap    Small Cap
                                       Technology    Technology  Equity Index     Fixed        Index         Index
                                        Series I     Series II     500 -- B    Income -- B    Series I     Series II
                                     -------------  -----------  ------------  -----------  ------------  -----------
TOTAL ASSETS
Investments at fair value             $ 77,390,411  $27,164,775   $15,769,341  $28,914,339  $15,410,060   $52,120,970
                                      ============  ===========   ===========  ===========  ===========   ===========
NET ASSETS:
Contracts in accumulation             $ 77,321,181  $27,164,139   $15,763,541  $28,914,339  $15,386,536   $52,098,007
Contracts in payout (annuitization)         69,230          636         5,800                    23,524        22,963
                                      ------------  -----------   -----------  -----------  -----------   -----------
Total net assets                      $ 77,390,411  $27,164,775   $15,769,341  $28,914,339  $15,410,060   $52,120,970
                                      ============  ===========   ===========  ===========  ===========   ===========
Units outstanding                       11,304,471    3,148,519     1,125,518    2,614,051    1,374,591     4,455,488
Unit value                            $       6.85  $      8.63   $     14.01  $     11.06  $     11.21   $     11.70
Shares                                   9,380,656    3,324,942     1,652,971    3,256,119    1,682,321     5,702,513
Cost                                  $102,979,006  $43,576,989   $21,972,927  $37,715,230  $24,315,944   $87,209,306

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Small Cap      Small Cap     Small Cap       Small          Small      Strategic
                                     Opportunities  Opportunities     Value    Company Value  Company Value      Bond
                                        Series I      Series II       Focus       Series I      Series II      Series I
                                     -------------  -------------  ----------  -------------  -------------  -----------
TOTAL ASSETS
Investments at fair value             $26,145,036    $22,320,689   $4,838,382   $ 79,387,635   $ 71,273,170  $66,522,375
                                      ===========    ===========   ==========   ============   ============  ===========
NET ASSETS:
Contracts in accumulation             $26,138,534    $22,320,689   $4,838,382   $ 79,284,676   $ 71,273,170  $66,464,037
Contracts in payout (annuitization)         6,502                                    102,959                      58,338
                                      -----------    -----------   ----------   ------------   ------------  -----------
Total net assets                      $26,145,036    $22,320,689   $4,838,382   $ 79,387,635   $ 71,273,170  $66,522,375
                                      ===========    ===========   ==========   ============   ============  ===========
Units outstanding                       2,041,130      1,804,827      224,622      4,835,477      5,166,412    3,956,841
Unit value                            $     12.81    $     12.37   $    21.54   $      16.42   $      13.80  $     16.81
Shares                                  2,317,822      1,984,061      448,830      6,120,866      5,533,631    7,900,520
Cost                                  $47,935,985    $40,846,047   $9,765,495   $123,737,354   $110,211,964  $88,594,748

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Strategic   T Rowe Price                               Total Stock   Total Stock
                                         Bond        Mid Value   Total Return  Total Return  Market Index  Market Index
                                       Series II     Series II     Series I      Series II     Series I      Series II
                                     ------------  ------------  ------------  ------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $ 51,325,835   $ 7,325,441  $237,527,484  $233,586,950   $11,554,747   $36,103,662
                                     ============   ===========  ============  ============   ===========   ===========
NET ASSETS:
Contracts in accumulation            $ 51,325,835   $ 7,325,441  $237,401,526  $233,423,996   $11,508,051   $36,049,268
Contracts in payout (annuitization)                                   125,958       162,954        46,696        54,394
                                     ------------   -----------  ------------  ------------   -----------   -----------
Total net assets                     $ 51,325,835   $ 7,325,441  $237,527,484  $233,586,950   $11,554,747   $36,103,662
                                     ============   ===========  ============  ============   ===========   ===========
Units outstanding                       3,982,811       700,153    13,162,475    15,079,563     1,405,412     3,347,656
Unit value                           $      12.89   $     10.46  $      18.05  $      15.49   $      8.22   $     10.78
Shares                                  6,088,474     1,086,861    17,633,815    17,354,157     1,449,780     4,535,636
Cost                                 $ 68,241,773   $12,220,037  $242,765,288  $239,188,671   $16,227,089   $57,035,275

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                     U.S. Government  U.S. Government   U.S. High    U.S Large    U.S. Large       UBS
                                        Securities       Securities       Yield     Cap Value     Cap Value     Large Cap
                                         Series I        Series II      Series II    Series I     Series II     Series I
                                     ---------------  ---------------  ----------  ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value              $105,227,595     $81,096,626    $2,054,777  $ 93,284,231  $41,217,329  $117,779,033
                                       ============     ===========    ==========  ============  ===========  ============
NET ASSETS:
Contracts in accumulation              $105,118,622     $81,039,481    $2,054,777  $ 93,133,739  $41,184,876  $117,594,615
Contracts in payout (annuitization)         108,973          57,145                     150,492       32,453       184,418
                                       ------------     -----------    ----------  ------------  -----------  ------------
Total net assets                       $105,227,595     $81,096,626    $2,054,777  $ 93,284,231  $41,217,329  $117,779,033
                                       ============     ===========    ==========  ============  ===========  ============
Units outstanding                         5,539,269       6,098,393       188,712    10,546,256    4,425,095    12,717,322
Unit value                             $      19.00     $     13.30    $    10.89  $       8.85  $      9.31  $       9.26
Shares                                    8,646,475       6,658,180       222,861     9,871,347    4,366,242    13,775,325
Cost                                   $112,556,540     $84,855,376    $2,444,055  $129,560,875  $58,440,928  $215,851,122

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                                                                                            Wellington
                                     UBS Large Cap   Utilities    Utilities       Value        Value     Small Cap Growth
                                       Series II      Series I    Series II     Series I     Series II       Series I
                                     -------------  -----------  -----------  ------------  -----------  ----------------
TOTAL ASSETS
Investments at fair value             $ 8,533,061   $22,338,646  $25,714,181  $ 67,974,241  $24,020,835       $17,226
                                      ===========   ===========  ===========  ============  ===========       =======
NET ASSETS:
Contracts in accumulation             $ 8,532,799   $22,323,453  $25,714,181  $ 67,828,649  $24,020,835       $17,226
Contracts in payout (annuitization)           262        15,193                    145,592
                                      -----------   -----------  -----------  ------------  -----------       -------
Total net assets                      $ 8,533,061   $22,338,646  $25,714,181  $ 67,974,241  $24,020,835       $17,226
                                      ===========   ===========  ===========  ============  ===========       =======
Units outstanding                         932,080     1,674,898    1,289,627     4,527,802    2,059,738         2,080
Unit value                            $      9.15   $     13.34  $     19.94  $      15.01  $     11.66       $  8.28
Shares                                  1,000,359     2,737,579    3,170,676     6,907,951    2,446,114         2,797
Cost                                  $14,919,884   $38,353,174  $43,578,269  $127,958,615  $44,788,560       $22,584

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

                                       Wellington Small     Wellington Small     Wellington Small   Wells Capital Core
                                     Cap Growth Series II  Cap Value Series I  Cap Value Series II    Bond Series II
                                     --------------------  ------------------  -------------------  ------------------
TOTAL ASSETS
Investments at fair value                 $25,136,541            $8,040            $45,278,526          $8,459,957
                                          ===========            ======            ===========          ==========
NET ASSETS:
Contracts in accumulation                 $25,136,541            $8,040            $45,277,166          $8,459,957
Contracts in payout (annuitization)                                                      1,360
                                          -----------            ------            -----------          ----------
Total net assets                          $25,136,541            $8,040            $45,278,526          $8,459,957
                                          ===========            ======            ===========          ==========
Units outstanding                           2,215,159               823              3,963,530             628,118
Unit value                                $     11.35            $ 9.77            $     11.42          $    13.47
Shares                                      4,120,744               684              3,860,062             686,128
Cost                                      $37,518,707            $8,585            $66,012,813          $8,576,021

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
         STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         500 Index Fund B Series NAV      500 Index Series I          500 Index Series II
                                         ---------------------------  --------------------------  --------------------------
                                             2008           2007          2008          2007          2008          2007
                                         ------------  -------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $  1,318,297  $1,185,404.00  $    542,663  $  2,817,093  $    267,282  $  1,642,904
Expenses:
   Mortality and expense risk and
      administrative charges               (1,008,054)      (979,381)   (1,219,922)   (1,945,557)     (935,526)   (1,409,749)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Net investment income (loss)                  310,243        206,023      (677,259)      871,536      (668,244)      233,155
                                         ------------  -------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received        424,905             --            --            --            --            --
   Net realized gain (loss)                (3,268,258)        66,994     3,691,425    15,937,425     2,427,563     8,422,935
                                         ------------  -------------  ------------  ------------  ------------  ------------
Realized gains (losses)                    (2,843,353)        66,994     3,691,425    15,937,425     2,427,563     8,422,935
                                         ------------  -------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (26,676,615)    (2,118,017)  (39,048,825)  (11,807,528)  (27,950,733)   (5,600,283)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (29,209,725)    (1,845,000)  (36,034,659)    5,001,433   (26,191,414)    3,055,807
                                         ------------  -------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                          460,754        447,091       429,158       819,907       683,459     1,369,707
   Transfers between sub-accounts and
      the company                          (4,541,018)    97,865,220    (6,652,835)  (16,458,496)   (4,647,012)   (4,858,891)
   Withdrawals                             (7,019,941)   (11,357,297)  (13,783,715)  (19,222,284)   (6,923,452)  (17,474,802)
   Annual contract fee                       (340,583)      (237,935)     (246,051)     (314,909)     (235,683)     (301,456)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (11,440,788)    86,717,079   (20,253,443)  (35,175,782)  (11,122,688)  (21,265,442)
                                         ------------  -------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (40,650,513)    84,872,079   (56,288,102)  (30,174,349)  (37,314,102)  (18,209,635)
Contract owners' equity at beginning of
   period                                  84,872,079             --   109,738,959   139,913,308    76,992,779    95,202,414
                                         ------------  -------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 44,221,566  $  84,872,079  $ 53,450,857  $109,738,959  $ 39,678,677  $ 76,992,779
                                         ============  =============  ============  ============  ============  ============

                                             2008           2007          2008          2007          2008          2007
                                         ------------  -------------  ------------  ------------  ------------  ------------
Units, beginning of period                  6,935,607             --     8,812,912    11,609,646     4,686,816     5,988,819
Units issued                                  228,404      8,769,817       941,760       930,613       506,860       417,368
Units redeemed                              1,320,371      1,834,210     2,815,879     3,727,347     1,276,904     1,719,371
                                         ------------  -------------  ------------  ------------  ------------  ------------
Units, end of period                        5,843,640      6,935,607     6,938,793     8,812,912     3,916,772     4,686,816
                                         ============  =============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Active Bond Series I        Active Bond Series II        All Cap Core Series I
                                         --------------------------  ---------------------------  --------------------------
                                             2008          2007           2008          2007          2008          2007
                                         ------------  ------------  -------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $  4,201,451  $  8,953,422  $  18,890,211  $ 41,486,707  $  1,207,258  $  1,784,311
Expenses:
   Mortality and expense risk and
      administrative charges               (1,230,763)   (1,569,728)    (6,568,679)   (8,366,544)   (1,132,794)   (1,879,902)
                                         ------------  ------------  -------------  ------------  ------------  ------------
Net investment income (loss)                2,970,688     7,383,694     12,321,532    33,120,163        74,464       (95,591)
                                         ------------  ------------  -------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --             --            --            --            --
   Net realized gain (loss)                (1,761,783)      426,727    (15,381,272)      604,989     5,224,361    17,088,895
                                         ------------  ------------  -------------  ------------  ------------  ------------
Realized gains (losses)                    (1,761,783)      426,727    (15,381,272)      604,989     5,224,361    17,088,895
                                         ------------  ------------  -------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (11,032,009)   (5,256,061)   (44,381,072)  (23,452,814)  (42,000,670)  (14,414,472)
                                         ------------  ------------  -------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (9,823,104)    2,554,360    (47,440,812)   10,272,338   (36,701,845)    2,578,832
                                         ------------  ------------  -------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                          111,116       481,364      3,751,348     7,844,947       366,846       372,083
   Transfers between sub-accounts and
      the company                          (7,375,399)   (1,673,681)  (109,120,307)   37,715,343    (8,905,600)  (19,212,491)
   Withdrawals                            (13,814,483)  (19,435,655)   (61,534,371)  (52,749,065)  (11,311,545)  (22,337,945)
   Annual contract fee                       (122,610)     (134,175)    (1,466,818)   (1,447,458)     (154,339)     (248,111)
                                         ------------  ------------  -------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (21,201,376)  (20,762,147)  (168,370,148)   (8,636,233)  (20,004,638)  (41,426,464)
                                         ------------  ------------  -------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (31,024,480)  (18,207,787)  (215,810,960)    1,636,105   (56,706,483)  (38,847,632)
Contract owners' equity at beginning of
   period                                  95,920,962   114,128,749    491,156,836   489,520,731   105,085,163   143,932,795
                                         ------------  ------------  -------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 64,896,482  $ 95,920,962  $ 275,345,876  $491,156,836  $ 48,378,680  $105,085,163
                                         ============  ============  =============  ============  ============  ============

                                             2008          2007           2008          2007          2008          2007
                                         ------------  ------------  -------------  ------------  ------------  ------------
Units, beginning of period                  7,221,980     8,812,410     37,399,025    38,059,136     5,690,761     7,796,201
Units issued                                  172,373       555,557        291,217     6,393,736       150,841       227,374
Units redeemed                              1,851,911     2,145,987     13,843,428     7,053,847     1,436,619     2,332,814
                                         ------------  ------------  -------------  ------------  ------------  ------------
Units, end of period                        5,542,442     7,221,980     23,846,814    37,399,025     4,404,983     5,690,761
                                         ============  ============  =============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          All Cap Core Series II     All Cap Growth Series I    All Cap Growth Series II
                                         ------------------------  --------------------------  -------------------------
                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received       $   159,045  $   142,063  $    346,103  $     82,531  $     17,029  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                (187,392)    (249,507)   (1,781,512)   (2,817,670)     (267,164)    (391,368)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                 (28,347)    (107,444)   (1,435,409)   (2,735,139)     (250,135)    (391,368)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --           --            --            --            --           --
   Net realized gain (loss)                 (359,796)     846,992     5,136,944    11,605,892       943,715    1,904,305
                                         -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                     (359,796)     846,992     5,136,944    11,605,892       943,715    1,904,305
                                         -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                      (5,366,452)  (1,051,713)  (68,086,055)   10,747,593    (9,707,571)     822,762
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (5,754,595)    (312,165)  (64,384,520)   19,618,346    (9,013,991)   2,335,699
                                         -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                         134,900      126,213       783,785       947,993       300,787      511,908
   Transfers between sub-accounts and
      the company                         (2,132,855)   9,073,226   (11,904,048)  (24,087,976)   (3,121,836)    (280,428)
   Withdrawals                              (974,994)  (2,569,335)  (19,338,558)  (29,602,649)   (1,812,455)  (3,741,921)
   Annual contract fee                       (55,633)     (57,565)     (264,833)     (352,973)      (66,439)     (87,406)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (3,028,582)   6,572,539   (30,723,654)  (53,095,605)   (4,699,943)  (3,597,847)
                                         -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (8,783,177)   6,260,374   (95,108,174)  (33,477,259)  (13,713,934)  (1,262,148)
Contract owners' equity at beginning of
   period                                 16,332,384   10,072,010   171,682,145   205,159,404    24,474,277   25,736,425
                                         -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of
   period                                $ 7,549,207  $16,332,384  $ 76,573,971  $171,682,145  $ 10,760,343  $24,474,277
                                         ===========  ===========  ============  ============  ============  ===========

                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                   875,613      546,094     8,855,075    11,560,384     1,505,198    1,742,991
Units issued                                  64,431      658,910       240,422       175,483       104,533      188,468
Units redeemed                               258,146      329,391     2,183,054     2,880,792       450,496      426,261
                                         -----------  -----------  ------------  ------------  ------------  -----------
Units, end of period                         681,898      875,613     6,912,443     8,855,075     1,159,235    1,505,198
                                         ===========  ===========  ============  ============  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  American Asset Allocation
                                           All Cap Value Series I      All Cap Value Series II           Series II
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007          2008           2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received       $    288,163  $    895,830  $    189,619  $    689,728  $  20,708,165  $  8,163,001
Expenses:
   Mortality and expense risk and
      administrative charges                 (562,401)     (808,603)     (572,561)     (842,851)   (10,337,101)   (2,259,829)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                 (274,238)       87,227      (382,942)     (153,123)    10,371,064     5,903,172
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received        952,054    20,369,994       898,673    19,569,370             --     1,443,147
   Net realized gain (loss)               (12,972,718)      915,987   (10,598,634)      686,526     (7,394,649)       51,454
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                   (12,020,664)   21,285,981    (9,699,961)   20,255,896     (7,394,649)    1,494,601
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                         (351,694)  (17,785,834)   (2,150,710)  (16,698,231)  (255,052,729)  (16,398,511)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (12,646,596)    3,587,374   (12,233,613)    3,404,542   (252,076,314)   (9,000,738)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                          136,424       175,923       267,264       653,495    402,943,796   314,012,454
   Transfers between sub-accounts and
      the company                          (2,858,317)   (6,419,851)   (3,049,452)   (6,420,161)   176,831,837   172,186,930
   Withdrawals                             (5,155,534)   (7,891,608)   (4,321,189)   (9,910,998)   (25,599,131)   (4,236,386)
   Annual contract fee                       (101,304)     (119,837)     (133,195)     (165,858)    (3,070,797)     (139,792)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (7,978,731)  (14,255,373)   (7,236,572)  (15,843,522)   551,105,705   481,823,206
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (20,625,327)  (10,667,999)  (19,470,185)  (12,438,980)   299,029,391   472,822,468
Contract owners' equity at beginning of
   period                                  47,389,756    58,057,755    45,032,309    57,471,289    472,822,468            --
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 26,764,429  $ 47,389,756  $ 25,562,124  $ 45,032,309  $ 771,851,859  $472,822,468
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007          2008           2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  2,757,009     3,602,546     2,483,069     3,376,358     37,748,943            --
Units issued                                  400,393       190,361       238,010        84,325     55,753,323    38,813,867
Units redeemed                                934,556     1,035,898       712,473       977,614      4,295,915     1,064,924
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        2,222,846     2,757,009     2,008,606     2,483,069     89,206,351    37,748,943
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                   American
                                                                                     Asset
                                                                                     High-
                                           American                                 Income
                                             Asset                                   Bond
                                          Allocation      American Asset High-      Series    American Blue-Chip Income
                                          Series III      Income Bond Series II       III        & Growth Series II
                                         -----------  ---------------------------  --------  --------------------------
                                             2008          2008          2007        2008        2008           2007
                                         ------------  ------------  ------------  --------  ------------  ------------
Income:
   Dividend distributions received       $  1,062,719  $  2,751,493  $  2,590,110  $  7,723  $  3,889,251  $  3,337,506
Expenses:
   Mortality and expense risk and
      administrative charges                  (97,912)     (670,762)     (205,874)     (170)   (1,621,514)   (2,595,358)
                                         ------------  ------------  ------------  --------  ------------  ------------
Net investment income (loss)                  964,807     2,080,731     2,384,236     7,553     2,267,737       742,148
                                         ------------  ------------  ------------  --------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --            --        --     1,241,777    28,106,953
   Net realized gain (loss)                  (253,998)   (3,144,120)      480,954       (55)   (9,337,874)    7,120,428
                                         ------------  ------------  ------------  --------  ------------  ------------
Realized gains (losses)                      (253,998)   (3,144,120)      480,954       (55)   (8,096,097)   35,227,381
                                         ------------  ------------  ------------  --------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (5,825,725)  (10,633,232)   (3,185,626)  (12,350)  (39,876,529)  (34,659,804)
                                         ------------  ------------  ------------  --------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (5,114,916)  (11,696,621)     (320,436)   (4,852)  (45,704,889)    1,309,725
                                         ------------  ------------  ------------  --------  ------------  ------------
Changes from principal transactions:
   Purchase payments                       13,558,932     6,149,547    26,307,025    75,340     1,036,994     1,779,463
   Transfers between sub-accounts and
      the company                          25,833,961    (2,801,841)   18,361,070    33,067    (9,266,346)  (11,722,118)
   Withdrawals                                (89,518)   (2,721,639)   (1,053,246)     (625)  (17,804,176)  (29,351,559)
   Annual contract fee                             --      (211,922)      (13,713)       --      (293,214)     (401,522)
                                         ------------  ------------  ------------  --------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            39,303,375       414,145    43,601,136   107,782   (26,326,742)  (39,695,736)
                                         ------------  ------------  ------------  --------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                          34,188,459   (11,282,476)   43,280,700   102,930   (72,031,631)  (38,386,011)
Contract owners' equity at beginning of
   period                                          --    43,280,700            --        --   138,674,562   177,060,573
                                         ------------  ------------  ------------  --------  ------------  ------------
Contract owners' equity at end of
   period                                $ 34,188,459  $ 31,998,224  $ 43,280,700  $102,930  $ 66,642,931  $138,674,562
                                         ============  ============  ============  ========  ============  ============

                                             2008          2008          2007        2008        2008           2007
                                         ------------  ------------  ------------  --------  ------------  ------------
Units, beginning of period                         --     3,619,489            --        --     7,007,692     8,938,256
Units issued                                3,790,875     1,454,956     3,872,590    11,152       376,062       515,866
Units redeemed                                 87,978     1,480,467       253,101       576     1,974,018     2,446,430
                                         ------------  ------------  ------------  --------  ------------  ------------
Units, end of period                        3,702,897     3,593,978     3,619,489    10,576     5,409,736     7,007,692
                                         ============  ============  ============  ========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          American
                                          Blue-Chip
                                          Income &                                   American
                                           Growth            American Bond             Bond        American Century -
                                          Series III           Series II            Series III   Small Company Series II
                                         -----------  ---------------------------  -----------  ------------------------
                                            2008           2008          2007         2008         2008          2007
                                         -----------  -------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $   565,414  $  71,942,006  $ 30,153,733  $ 1,236,312  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (41,681)   (12,620,196)  (10,741,645)     (53,537)     (48,828)     (94,932)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Net investment income (loss)                 523,733     59,321,810    19,412,088    1,182,775      (48,828)     (94,932)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received         6,385         24,545       234,401           19        4,381      840,660
   Net realized gain (loss)                  (74,190)   (21,215,725)    2,413,221     (271,307)    (753,788)    (111,439)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Realized gains (losses)                      (67,805)   (21,191,180)    2,647,622     (271,288)    (749,407)     729,221
                                         -----------  -------------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (3,044,664)  (130,282,833)  (15,531,297)  (1,669,253)    (791,428)    (918,074)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (2,588,736)   (92,152,203)    6,528,413     (757,766)  (1,589,663)    (283,785)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                       6,333,211     43,389,497   307,145,643    7,560,048       13,463      104,246
   Transfers between sub-accounts and
      the company                         11,950,755   (192,584,445)  114,087,412   12,383,043     (303,019)  (2,418,076)
   Withdrawals                               (70,535)   (44,809,156)  (26,376,978)     (84,098)    (468,305)  (1,063,467)
   Annual contract fee                      (183,746)    (4,047,811)   (1,824,914)          --       (5,622)     (11,128)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           18,029,685   (198,051,915)  393,031,163   19,858,993     (763,483)  (3,388,425)
                                         -----------  -------------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         15,440,949   (290,204,118)  399,559,576   19,101,227   (2,353,146)  (3,672,210)
Contract owners' equity at beginning of
   period                                         --    875,494,021   475,934,445           --    4,287,130    7,959,340
                                         -----------  -------------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $15,440,949  $ 585,289,903  $875,494,021  $19,101,227  $ 1,933,984  $ 4,287,130
                                         ===========  =============  ============  ===========  ===========  ===========

                                            2008           2008          2007         2008         2008          2007
                                         -----------  -------------  ------------  -----------  -----------  -----------
Units, beginning of period                        --     66,523,018    36,599,574           --      285,978      487,905
Units issued                               1,859,198      4,889,850    33,810,717    1,856,695       59,238       14,935
Units redeemed                                41,976     21,324,896     3,887,273      148,280      114,227      216,862
                                         -----------  -------------  ------------  -----------  -----------  -----------
Units, end of period                       1,817,222     50,087,972    66,523,018    1,708,415      230,989      285,978
                                         ===========  =============  ============  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                       American
                                                                     Fundamental
                                            American Fundamental       Holdings         American Global
                                             Holdings Series II       Series III   Diversification Series II
                                         --------------------------  -----------  ---------------------------
                                              2008          2007         2008          2008          2007
                                         -------------  -----------  -----------  -------------  ------------
Income:
   Dividend distributions received       $  19,364,338  $   686,627  $   572,839  $  19,001,604  $  1,516,520
Expenses:
   Mortality and expense risk and
      administrative charges                (5,210,895)     (47,421)     (48,187)    (6,392,924)     (112,334)
                                         -------------  -----------  -----------  -------------  ------------
Net investment income (loss)                14,153,443      639,206      524,652     12,608,680     1,404,186
                                         -------------  -----------  -----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received      19,142,194           --      484,720     24,634,868            --
   Net realized gain (loss)                 (2,370,049)      15,973      (68,985)   (13,504,024)        3,975
                                         -------------  -----------  -----------  -------------  ------------
Realized gains (losses)                     16,772,145       15,973      415,735     11,130,844         3,975
                                         -------------  -----------  -----------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (185,146,030)    (840,884)  (3,635,281)  (229,764,545)   (1,032,221)
                                         -------------  -----------  -----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (154,220,442)    (185,705)  (2,694,894)  (206,025,021)      375,940
                                         -------------  -----------  -----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                       433,455,108   38,842,412    5,776,563    406,316,461    44,222,801
   Transfers between sub-accounts and
      the company                          229,623,579   14,410,764   11,328,587    216,383,245    59,374,273
   Withdrawals                              (7,657,149)     (59,812)     (91,489)   (15,269,374)     (342,256)
   Annual contract fee                        (732,003)      (4,382)          --       (948,189)      (19,641)
                                         -------------  -----------  -----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            654,689,535   53,188,982   17,013,661    606,482,143   103,235,177
                                         -------------  -----------  -----------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                          500,469,093   53,003,277   14,318,767    400,457,122   103,611,117
Contract owners' equity at beginning of
   period                                   53,003,277           --           --    103,611,117            --
                                         -------------  -----------  -----------  -------------  ------------
Contract owners' equity at end of
   period                                $ 553,472,370  $53,003,277  $14,318,767  $ 504,068,239  $103,611,117
                                         =============  ===========  ===========  =============  ============

                                              2008          2007         2008          2008          2007
                                         -------------  -----------  -----------  -------------  ------------
Units, beginning of period                   4,218,758           --           --      8,251,405            --
Units issued                                61,885,840    4,262,049    1,605,930     58,785,338     8,298,364
Units redeemed                               1,300,702       43,291       29,828      4,461,060        46,959
                                         -------------  -----------  -----------  -------------  ------------
Units, end of period                        64,803,896    4,218,758    1,576,102     62,575,683     8,251,405
                                         =============  ===========  ===========  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                     American                                  American
                                                                      Global                                Global Small
                                                                      Growth                               Capitalization
                                               American Global        Series      American Global Small        Series
                                              Growth Series II         III      Capitalization Series II         III
                                         --------------------------  --------  --------------------------  --------------
                                             2008          2007        2008        2008          2007           2008
                                         ------------  ------------  --------  ------------  ------------  --------------
Income:
   Dividend distributions received       $  4,604,919  $  3,107,671  $ 10,690  $    807,499  $  1,018,515    $   128,180
Expenses:
   Mortality and expense risk and
      administrative charges               (3,080,878)     (991,665)     (802)   (1,021,370)     (402,123)       (12,505)
                                         ------------  ------------  --------  ------------  ------------    -----------
Net investment income (loss)                1,524,041     2,116,006     9,888      (213,871)      616,392        115,675
                                         ------------  ------------  --------  ------------  ------------    -----------
Realized gains (losses) on investments:
   Capital gain distributions received             --       811,439        --            --       409,559             --
   Net realized gain (loss)               (10,585,616)      185,952    (3,475)   (9,004,279)      (30,373)       (19,757)
                                         ------------  ------------  --------  ------------  ------------    -----------
Realized gains (losses)                   (10,585,616)      997,391    (3,475)   (9,004,279)      379,186        (19,757)
                                         ------------  ------------  --------  ------------  ------------    -----------
Unrealized appreciation (depreciation)
   during the period                      (85,909,493)      (60,677)  (60,309)  (38,033,588)   (3,237,722)    (1,556,077)
                                         ------------  ------------  --------  ------------  ------------    -----------
Net increase (decrease) in contract
   owners' equity from operations         (94,971,068)    3,052,720   (53,896)  (47,251,738)   (2,242,144)    (1,460,159)
                                         ------------  ------------  --------  ------------  ------------    -----------
Changes from principal transactions:
   Purchase payments                       27,264,794   131,363,919   137,545     8,908,037    41,129,729      1,995,997
   Transfers between sub-accounts and
      the company                           4,329,141    82,512,127   187,803     4,757,164    44,536,829      4,501,964
   Withdrawals                             (9,814,801)   (2,786,218)   (1,782)   (4,023,001)   (1,781,120)       (20,510)
   Annual contract fee                     (1,106,824)      (72,745)       --      (364,452)      (32,660)            --
                                         ------------  ------------  --------  ------------  ------------    -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            20,672,310   211,017,083   323,566     9,277,748    83,852,778      6,477,451
                                         ------------  ------------  --------  ------------  ------------    -----------
Total increase (decrease) in contract
   owners' equity                         (74,298,758)  214,069,803   269,670   (37,973,990)   81,610,634      5,017,292
Contract owners' equity at beginning of
   period                                 214,069,803            --        --    81,610,634            --             --
                                         ------------  ------------  --------  ------------  ------------    -----------
Contract owners' equity at end of
   period                                $139,771,045  $214,069,803  $269,670  $ 43,636,644  $ 81,610,634    $ 5,017,292
                                         ============  ============  ========  ============  ============    ===========

                                             2008          2007        2008        2008          2007           2008
                                         ------------  ------------  --------  ------------  ------------  --------------
Units, beginning of period                 16,199,088            --        --     6,051,069            --             --
Units issued                                5,663,523    16,942,499    33,004     3,524,092     6,743,003        780,139
Units redeemed                              4,346,159       743,411       688     2,464,066       691,934          2,891
                                         ------------  ------------  --------  ------------  ------------    -----------
Units, end of period                       17,516,452    16,199,088    32,316     7,111,095     6,051,069        777,248
                                         ============  ============  ========  ============  ============    ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           American                                     American
                                                                            Growth                                      Growth -
                                                                            Series        American Growth-Income         Income
                                            American Growth Series II        III                 Series II             Series III
                                         ------------------------------  -----------  ------------------------------  -----------
                                              2008            2007          2008           2008            2007           2008
                                         --------------  --------------  -----------  --------------  --------------  -----------
Income:
   Dividend distributions received       $   20,552,342  $   14,247,204  $   273,370  $   19,538,774  $   34,191,426  $   382,894
Expenses:
   Mortality and expense risk and
      administrative charges                (19,417,062)    (23,466,327)     (25,020)    (16,331,695)    (19,407,358)     (33,067)
                                         --------------  --------------  -----------  --------------  --------------  -----------
Net investment income (loss)                  1,135,280      (9,219,123)     248,350       3,207,079      14,784,068      349,827
                                         --------------  --------------  -----------  --------------  --------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received       14,592,485     149,632,572        4,309      18,812,171      55,362,794        7,716
   Net realized gain (loss)                  18,992,637      67,560,237      (14,088)       (561,432)     34,534,463      (30,505)
                                         --------------  --------------  -----------  --------------  --------------  -----------
Realized gains (losses)                      33,585,122     217,192,809       (9,779)     18,250,739      89,897,257      (22,789)
                                         --------------  --------------  -----------  --------------  --------------  -----------
Unrealized appreciation (depreciation)
   during the period                       (705,810,557)    (73,580,296)  (2,549,080)   (498,390,994)    (75,251,563)  (2,729,005)
                                         --------------  --------------  -----------  --------------  --------------  -----------
Net increase (decrease) in contract
   owners' equity from operations          (671,090,155)    134,393,390   (2,310,509)   (476,933,176)     29,429,762   (2,401,967)
                                         --------------  --------------  -----------  --------------  --------------  -----------
Changes from principal transactions:
   Purchase payments                         43,849,237     230,583,461    3,932,377      35,685,749     222,272,719    4,795,080
   Transfers between sub-accounts and
      the company                            71,602,459      10,228,895    8,009,220      11,088,027      33,685,369    9,686,839
   Withdrawals                             (123,681,555)   (151,699,530)     (42,551)   (100,612,124)   (107,384,054)     (51,694)
   Annual contract fee                       (4,628,605)     (3,871,870)          --      (4,055,220)     (3,170,077)          --
                                         --------------  --------------  -----------  --------------  --------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (12,858,464)     85,240,956   11,899,046     (57,893,568)    145,403,957   14,430,225
                                         --------------  --------------  -----------  --------------  --------------  -----------
Total increase (decrease) in contract
   owners' equity                          (683,948,619)    219,634,346    9,588,537    (534,826,744)    174,833,719   12,028,258
Contract owners' equity at beginning of
   period                                 1,544,152,005   1,324,517,659           --   1,269,653,304   1,094,819,585           --
                                         --------------  --------------  -----------  --------------  --------------  -----------
Contract owners' equity at end of
   period                                $  860,203,386  $1,544,152,005  $ 9,588,537  $  734,826,560  $1,269,653,304  $12,028,258
                                         ==============  ==============  ===========  ==============  ==============  ===========

                                              2008            2007          2008           2008            2007           2008
                                         --------------  --------------  -----------  --------------  --------------  -----------
Units, beginning of period                   71,979,329      65,701,092           --      66,655,734      57,499,647           --
Units issued                                 14,208,930      14,741,670    1,285,543       7,507,307      15,011,068    1,451,403
Units redeemed                               12,120,948       8,463,433        2,459      10,220,982       5,854,981        6,012
                                         --------------  --------------  -----------  --------------  --------------  -----------
Units, end of period                         74,067,311      71,979,329    1,283,084      63,942,059      66,655,734    1,445,391
                                         ==============  ==============  ===========  ==============  ==============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            American                                American
                                             American International      International           American           New World
                                                    Series II              Series III      New World Series II     Series III
                                         ------------------------------  -------------  -------------------------  ----------
                                              2008            2007            2008        2008          2007          2008
                                         --------------  --------------  -------------  ------------  -----------  ----------
Income:
   Dividend distributions received       $   29,971,147  $   20,954,937    $  13,786    $  1,403,946  $ 1,299,463   $  4,753
Expenses:
   Mortality and expense risk and
      administrative charges                (12,988,471)    (15,685,269)      (1,010)     (1,007,174)    (330,312)      (316)
                                         --------------  --------------    ---------    ------------  -----------   --------
Net investment income (loss)                 16,982,676       5,269,668       12,776         396,772      969,151      4,437
                                         --------------  --------------    ---------    ------------  -----------   --------
Realized gains (losses) on investments:
   Capital gain distributions received       17,077,309      83,638,104          168              --      361,105         --
   Net realized gain (loss)                  15,294,108      52,268,631       (2,355)     (8,418,269)     607,534       (928)
                                         --------------  --------------    ---------    ------------  -----------   --------
Realized gains (losses)                      32,371,417     135,906,735       (2,187)     (8,418,269)     968,639       (928)
                                         --------------  --------------    ---------    ------------  -----------   --------
Unrealized appreciation (depreciation)
   during the period                       (492,330,975)     15,243,393     (105,246)    (26,541,964)   2,392,064    (29,010)
                                         --------------  --------------    ---------    ------------  -----------   --------
Net increase (decrease) in contract
   owners' equity from operations          (442,976,882)    156,419,796      (94,657)    (34,563,461)   4,329,854    (25,501)
                                         --------------  --------------    ---------    ------------  -----------   --------
Changes from principal transactions:
   Purchase payments                         26,388,471     158,583,384       83,349       7,671,437   17,510,196     55,943
   Transfers between sub-accounts and
      the company                            16,352,021     (32,652,334)     290,864      (5,562,701)  58,640,220     85,942
   Withdrawals                              (76,677,481)    (86,218,862)        (899)     (7,403,899)  (1,693,426)    (1,754)
   Annual contract fee                       (3,017,483)     (2,545,407)          --        (211,333)     (34,499)        --
                                         --------------  --------------    ---------    ------------  -----------   --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (36,954,472)     37,166,781      373,314      (5,506,496)  74,422,491    140,131
                                         --------------  --------------    ---------    ------------  -----------   --------
Total increase (decrease) in contract
   owners' equity                          (479,931,354)    193,586,577      278,657     (40,069,957)  78,752,345    114,630
Contract owners' equity at beginning of
   period                                 1,049,618,724     856,032,147           --      78,752,345           --         --
                                         --------------  --------------    ---------    ------------  -----------   --------
Contract owners' equity at end of
   period                                $  569,687,370  $1,049,618,724    $ 278,657    $ 38,682,388  $78,752,345   $114,630
                                         ==============  ==============    =========    ============  ===========   ========

                                              2008            2007            2008          2008          2007        2008
                                         --------------  --------------    ---------    ------------  -----------   --------
Units, beginning of period                   36,872,706      33,554,049           --       5,281,901           --         --
Units issued                                  5,675,655       8,655,033       34,821       3,698,920    5,905,540     14,840
Units redeemed                                6,476,984       5,336,376          414       4,386,662      623,639        195
                                         --------------  --------------    ---------    ------------  -----------   --------
Units, end of period                         36,071,377      36,872,706       34,407       4,594,159    5,281,901     14,645
                                         ==============  ==============    =========    ============  ===========   ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Basic Value Focus        Blue Chip Growth Series I    Blue Chip Growth Series II
                                         -------------------------  ----------------------------  ---------------------------
                                             2008          2007          2008           2007          2008           2007
                                         ------------  -----------  -------------  -------------  ------------  -------------
Income:
   Dividend distributions received       $    271,432  $   284,982  $   1,104,638  $   3,777,120  $    179,828  $     610,167
Expenses:
   Mortality and expense risk and
      administrative charges                 (217,350)    (368,798)    (5,284,031)    (7,735,245)   (2,049,044)    (2,524,142)
                                         ------------  -----------  -------------  -------------  ------------  -------------
Net investment income (loss)                   54,082      (83,816)    (4,179,393)    (3,958,125)   (1,869,216)    (1,913,975)
                                         ------------  -----------  -------------  -------------  ------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received        137,259    2,664,225      6,248,923             --     2,154,360             --
   Net realized gain (loss)                  (736,797)   1,499,531     12,209,123     17,016,368     4,684,511     12,180,590
                                         ------------  -----------  -------------  -------------  ------------  -------------
Realized gains (losses)                      (599,538)   4,163,756     18,458,046     17,016,368     6,838,871     12,180,590
                                         ------------  -----------  -------------  -------------  ------------  -------------
Unrealized appreciation (depreciation)
   during the period                       (5,917,541)  (3,731,975)  (202,521,389)    42,840,304   (73,363,952)     5,175,223
                                         ------------  -----------  -------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from operations          (6,462,997)     347,965   (188,242,736)    55,898,547   (68,394,297)    15,441,838
                                         ------------  -----------  -------------  -------------  ------------  -------------
Changes from principal transactions:
   Purchase payments                            5,664        6,798      1,503,003      2,189,625     3,171,152      7,011,045
   Transfers between sub-accounts and
      the company                          (1,956,781)  (2,891,392)    (6,128,251)   (39,559,634)   16,309,288       (289,585)
   Withdrawals                             (2,772,329)  (5,233,086)   (60,859,790)   (93,170,031)  (16,996,216)   (20,705,772)
   Annual contract fee                        (40,485)     (57,044)      (725,310)      (856,915)     (459,644)      (490,464)
                                         ------------  -----------  -------------  -------------  ------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (4,763,931)  (8,174,724)   (66,210,348)  (131,396,955)    2,024,580    (14,474,776)
                                         ------------  -----------  -------------  -------------  ------------  -------------
Total increase (decrease) in contract
   owners' equity                         (11,226,928)  (7,826,759)  (254,453,084)   (75,498,408)  (66,369,717)       967,062
Contract owners' equity at beginning of
   period                                  20,420,415   28,247,174    478,935,412    554,433,820   155,552,153    154,585,091
                                         ------------  -----------  -------------  -------------  ------------  -------------
Contract owners' equity at end of
   period                                $  9,193,487  $20,420,415  $ 224,482,328  $ 478,935,412  $ 89,182,436  $ 155,552,153
                                         ============  ===========  =============  =============  ============  =============

                                             2008          2007          2008           2007          2008           2007
                                         ------------  -----------  -------------  -------------  ------------  -------------
Units, beginning of period                    771,091    1,057,639     21,089,264     26,906,895     9,256,377     10,160,181
Units issued                                   13,339       11,549      2,076,577        874,680     2,753,965      1,567,499
Units redeemed                                224,011      298,097      5,550,378      6,692,311     2,616,920      2,471,303
                                         ------------  -----------  -------------  -------------  ------------  -------------
Units, end of period                          560,419      771,091     17,615,463     21,089,264     9,393,422      9,256,377
                                         ============  ===========  =============  =============  ============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Bond Index Trust A            Capital              Capital Appreciation
                                              Series II         Appreciation Series I             Series II
                                         --------  --------  ------------  ------------  ------------  ------------
                                           2008      2007        2008          2007          2008          2007
                                         --------  --------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $ 12,126  $ 14,490  $    581,848  $    550,443  $    142,109  $     70,531
Expenses:
   Mortality and expense risk and
      administrative charges               (8,406)   (5,575)   (2,040,151)   (3,005,611)   (1,054,832)   (1,505,936)
                                         --------  --------  ------------  ------------  ------------  ------------
Net investment income (loss)                3,720     8,915    (1,458,303)   (2,455,168)     (912,723)   (1,435,405)
                                         --------  --------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received      1,571        --            --       887,837            --       413,245
   Net realized gain (loss)                 2,127     6,996    (2,019,102)    4,462,816      (932,608)    1,640,438
                                         --------  --------  ------------  ------------  ------------  ------------
Realized gains (losses)                     3,698     6,996    (2,019,102)    5,350,653      (932,608)    2,053,683
                                         --------  --------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       22,682       803   (57,750,981)   16,289,686   (28,103,678)    7,854,861
                                         --------  --------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          30,100    16,714   (61,228,386)   19,185,171   (29,949,009)    8,473,139
                                         --------  --------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                        3,000        --       683,465     1,099,588     2,060,397     2,373,727
   Transfers between sub-accounts and
      the company                         475,928   494,359   (12,218,656)  (23,089,651)   (3,676,521)   (9,664,290)
   Withdrawals                            (60,359)  (51,047)  (20,173,579)  (32,453,889)   (7,746,323)  (15,800,557)
   Annual contract fee                     (2,132)     (869)     (350,721)     (445,823)     (257,412)     (314,021)
                                         --------  --------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           416,437   442,443   (32,059,491)  (54,889,775)   (9,619,859)  (23,405,141)
                                         --------  --------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         446,537   459,157   (93,287,877)  (35,704,604)  (39,568,868)  (14,932,002)
Contract owners' equity at beginning of
   period                                 459,157        --   182,897,729   218,602,333    85,348,809   100,280,811
                                         --------  --------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $905,694  $459,157  $ 89,609,852  $182,897,729  $ 45,779,941  $ 85,348,809
                                         ========  ========  ============  ============  ============  ============

                                           2008      2007        2008          2007          2008          2007
                                         --------  --------  ------------  ------------  ------------  ------------
Units, beginning of period                 35,455        --    17,485,893    22,981,087     5,413,753     6,968,696
Units issued                               87,435    68,421       668,710       941,095       633,863       627,437
Units redeemed                             55,555    32,966     4,317,554     6,436,289     1,336,146     2,182,380
                                         --------  --------  ------------  ------------  ------------  ------------
Units, end of period                       67,335    35,455    13,837,049    17,485,893     4,711,470     5,413,753
                                         ========  ========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Capital                                 Core        Core
                                         Appreciation                            Allocation   Allocation    Disciplined
                                             Value           CGTC Overseas          Plus         Plus     Diversification
                                           Series II       Equity Series II       Series I    Series II      Series  II
                                         ------------  ------------------------  ----------  -----------  ---------------
                                             2008          2008         2007        2008         2008           2008
                                         ------------  -----------  -----------  ----------  -----------  ---------------
Income:
   Dividend distributions received       $    749,700  $    81,934  $   133,878  $   26,831  $   201,088    $   700,640
Expenses:
   Mortality and expense risk and
      administrative charges                 (516,719)     (81,128)    (108,345)    (10,881)    (159,241)      (314,228)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Net investment income (loss)                  232,981          806       25,533      15,950       41,847        386,412
                                         ------------  -----------  -----------  ----------  -----------    -----------
Realized gains (losses) on investments:
   Capital gain distributions received             --      316,330      803,382          --           --         45,697
   Net realized gain (loss)                (1,179,858)    (612,379)     540,347     (24,081)    (379,989)      (856,229)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Realized gains (losses)                    (1,179,858)    (296,049)   1,343,729     (24,081)    (379,989)      (810,532)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Unrealized appreciation (depreciation)
   during the period                      (18,975,182)  (2,499,687)    (681,160)   (505,923)  (4,372,731)    (9,295,623)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Net increase (decrease) in contract
   owners' equity from operations         (19,922,059)  (2,794,930)     688,102    (514,054)  (4,710,873)    (9,719,743)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Changes from principal transactions:
   Purchase payments                       56,532,963       50,155      169,504   1,804,277   28,288,771     40,772,562
   Transfers between sub-accounts and
      the company                          94,137,306     (412,848)     204,078   2,909,096   23,002,397     48,669,466
   Withdrawals                             (1,062,081)    (497,571)  (1,016,687)     (6,950)    (255,264)      (568,199)
   Annual contract fee                       (125,895)     (11,621)     (13,433)    (45,649)     (30,068)       (68,076)
                                         ------------  -----------  -----------  ----------  -----------    -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           149,482,293     (871,885)    (656,538)  4,660,774   51,005,836     88,805,753
                                         ------------  -----------  -----------  ----------  -----------    -----------
Total increase (decrease) in contract
   owners' equity                         129,560,234   (3,666,815)      31,564   4,146,720   46,294,963     79,086,010
Contract owners' equity at beginning of
   period                                          --    6,852,771    6,821,207          --           --             --
                                         ------------  -----------  -----------  ----------  -----------    -----------
Contract owners' equity at end of
   period                                $129,560,234  $ 3,185,956  $ 6,852,771  $4,146,720  $46,294,963    $79,086,010
                                         ============  ===========  ===========  ==========  ===========    ===========

                                             2008          2008         2007        2008         2008           2008
                                         ------------  -----------  -----------  ----------  -----------    -----------
Units, beginning of period                         --      347,689      382,354          --           --             --
Units issued                               14,928,187      108,133      178,453     502,457    5,519,145      9,435,817
Units redeemed                                628,927      171,710      213,118      42,879      224,731        772,808
                                         ------------  -----------  -----------  ----------  -----------    -----------
Units, end of period                       14,299,260      284,112      347,689     459,578    5,294,414      8,663,009
                                         ============  ===========  ===========  ==========  ===========    ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                        Emerging
                                           Dynamic Growth Series I    Dynamic Growth Series II      Growth Series II
                                         --------------------------  -------------------------  ------------------------
                                             2008          2007          2008          2007         2008         2007
                                         ------------  ------------  ------------  -----------  -----------  -----------
Income:
   Dividend distributions received       $         --  $         --  $         --  $        --  $    25,614  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                 (263,750)   (1,163,082)     (105,693)    (477,629)     (81,139)    (145,741)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Net investment income (loss)                 (263,750)   (1,163,082)     (105,693)    (477,629)     (55,525)    (145,741)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --            --           --       65,028    2,728,015
   Net realized gain (loss)                14,189,995    13,232,411     2,703,963    3,976,618   (5,135,714)    (909,307)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Realized gains (losses)                    14,189,995    13,232,411     2,703,963    3,976,618   (5,070,686)   1,818,708
                                         ------------  ------------  ------------  -----------  -----------  -----------
Unrealized appreciation (depreciation)
   during the period                      (20,538,522)   (6,098,188)   (5,295,610)  (1,210,437)   1,455,807   (1,381,617)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from operations          (6,612,277)    5,971,141    (2,697,340)   2,288,552   (3,670,404)     291,350
                                         ------------  ------------  ------------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                          162,935       524,182        60,882      274,989       49,296      110,576
   Transfers between sub-accounts and
      the company                         (56,458,788)   (9,319,174)  (22,220,559)  (2,502,419)  (3,710,596)  (2,053,208)
   Withdrawals                             (2,581,009)  (11,599,570)     (913,285)  (5,101,887)    (828,466)  (1,461,538)
   Annual contract fee                        (50,393)     (225,692)      (18,024)    (104,764)     (13,745)     (21,447)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (58,927,255)  (20,620,254)  (23,090,986)  (7,434,081)  (4,503,511)  (3,425,617)
                                         ------------  ------------  ------------  -----------  -----------  -----------
Total increase (decrease) in contract
   owners' equity                         (65,539,532)  (14,649,113)  (25,788,326)  (5,145,529)  (8,173,915)  (3,134,267)
Contract owners' equity at beginning of
   period                                  65,539,532    80,188,645    25,788,326   30,933,855    8,173,915   11,308,182
                                         ------------  ------------  ------------  -----------  -----------  -----------
Contract owners' equity at end of
   period                                $         --  $ 65,539,532  $         --  $25,788,326  $        --  $ 8,173,915
                                         ============  ============  ============  ===========  ===========  ===========

                                             2008          2007          2008          2007         2008         2007
                                         ------------  ------------  ------------  -----------  -----------  -----------
Units, beginning of period                 10,219,055    13,496,709     1,447,435    1,868,970      406,524      574,185
Units issued                                  447,951     1,350,534        21,270      215,874      125,364      268,414
Units redeemed                             10,667,006     4,628,188     1,468,705      637,409      531,888      436,075
                                         ------------  ------------  ------------  -----------  -----------  -----------
Units, end of period                               --    10,219,055            --    1,447,435           --      406,524
                                         ============  ============  ============  ===========  ===========  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Emerging Small              Emerging Small
                                              Company Series I            Company Series II         Equity-Income Series I
                                         --------------------------  --------------------------  ----------------------------
                                             2008          2007          2008          2007           2008           2007
                                         ------------  ------------  ------------  ------------  -------------  -------------
Income:
   Dividend distributions received       $         --  $         --  $         --  $         --  $   9,021,653  $  17,388,236
Expenses:
   Mortality and expense risk and
      administrative charges                 (796,246)   (1,365,451)     (446,248)     (720,304)    (5,977,367)    (9,211,383)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net investment income (loss)                 (796,246)   (1,365,451)     (446,248)     (720,304)     3,044,286      8,176,853
                                         ------------  ------------  ------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received         30,423    21,508,750        15,997    10,410,736     11,015,627     67,438,355
   Net realized gain (loss)                (4,504,153)    3,246,400    (3,625,126)      530,635     (6,060,436)    32,063,058
                                         ------------  ------------  ------------  ------------  -------------  -------------
Realized gains (losses)                    (4,473,730)   24,755,150    (3,609,129)   10,941,371      4,955,191     99,501,413
                                         ------------  ------------  ------------  ------------  -------------  -------------
Unrealized appreciation (depreciation)
   during the period                      (24,138,718)  (16,838,402)  (11,013,101)   (7,348,046)  (181,284,470)   (93,130,808)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations         (29,408,694)    6,551,297   (15,068,478)    2,873,021   (173,284,993)    14,547,458
                                         ------------  ------------  ------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                          217,186       471,644       231,853       411,287      1,320,288      2,383,063
   Transfers between sub-accounts and
      the company                          (7,581,442)  (13,146,246)   (2,397,617)   (4,734,828)   (37,050,937)   (29,121,965)
   Withdrawals                             (7,891,248)  (13,761,982)   (2,955,120)   (7,753,972)   (68,790,261)  (108,987,405)
   Annual contract fee                       (151,336)     (206,216)     (116,428)     (154,899)      (663,499)      (835,847)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (15,406,840)  (26,642,800)   (5,237,312)  (12,232,412)  (105,184,409)  (136,562,154)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in contract
   owners' equity                         (44,815,534)  (20,091,503)  (20,305,790)   (9,359,391)  (278,469,402)  (122,014,696)
Contract owners' equity at beginning of
   period                                  78,404,208    98,495,711    38,605,809    47,965,200    540,216,012    662,230,708
                                         ------------  ------------  ------------  ------------  -------------  -------------
Contract owners' equity at end of
   period                                $ 33,588,674  $ 78,404,208  $ 18,300,019  $ 38,605,809  $ 261,746,610  $ 540,216,012
                                         ============  ============  ============  ============  =============  =============

                                             2008          2007          2008          2007           2008           2007
                                         ------------  ------------  ------------  ------------  -------------  -------------
Units, beginning of period                  4,312,201     5,675,377     2,456,363     3,257,290     17,778,494     22,179,215
Units issued                                  435,906       262,016       613,260       340,863        492,550        794,836
Units redeemed                              1,399,883     1,625,192       981,702     1,141,790      4,620,884      5,195,557
                                         ------------  ------------  ------------  ------------  -------------  -------------
Units, end of period                        3,348,224     4,312,201     2,087,921     2,456,363     13,650,160     17,778,494
                                         ============  ============  ============  ============  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Equity-Income Series II    Financial Services Series I  Financial Services Series II
                                         ---------------------------  ---------------------------  ----------------------------
                                              2008          2007            2008         2007           2008          2007
                                         -------------  ------------   ------------  ------------   ------------  ------------
Income:
   Dividend distributions received       $   3,841,513  $  6,716,901   $    181,604  $    436,437   $    207,480  $    411,328
Expenses:
   Mortality and expense risk and
      administrative charges                (2,928,888)   (4,411,822)      (339,617)     (563,556)      (504,285)     (767,716)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Net investment income (loss)                   912,625     2,305,079       (158,013)     (127,119)      (296,805)     (356,388)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received       4,915,020    29,672,644      1,312,891     4,426,762      1,803,649     5,889,936
   Net realized gain (loss)                 (6,794,681)   19,079,402     (4,866,715)    6,968,256     (4,873,523)    8,394,691
                                         -------------  ------------   ------------  ------------   ------------  ------------
Realized gains (losses)                     (1,879,661)   48,752,046     (3,553,824)   11,395,018     (3,069,874)   14,284,627
                                         -------------  ------------   ------------  ------------   ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (78,878,235)  (46,297,632)    (9,098,558)  (13,886,589)   (15,331,635)  (17,577,154)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (79,845,271)    4,759,493    (12,810,395)   (2,618,690)   (18,698,314)   (3,648,915)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Changes from principal transactions:
   Purchase payments                         5,299,955    13,385,711        164,921       266,513      2,563,900     3,660,618
   Transfers between sub-accounts and
      the company                          (16,530,043)  (18,118,964)     1,316,868    (8,040,021)     4,716,645   (10,975,935)
   Withdrawals                             (23,768,978)  (39,379,487)    (3,140,515)   (5,938,859)    (3,624,567)   (6,225,931)
   Annual contract fee                        (614,022)     (811,357)       (79,773)      (99,523)      (110,448)     (150,993)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (35,613,088)  (44,924,097)    (1,738,499)  (13,811,890)     3,545,530   (13,692,241)
                                         -------------  ------------   ------------  ------------   ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (115,458,359)  (40,164,604)   (14,548,894)  (16,430,580)   (15,152,784)  (17,341,156)
Contract owners' equity at beginning of
   period                                  241,866,912   282,031,516     28,749,293    45,179,873     38,360,203    55,701,359
                                         -------------  ------------   ------------  ------------   ------------  ------------
Contract owners' equity at end of
   period                                $ 126,408,553  $241,866,912   $ 14,200,399  $ 28,749,293   $ 23,207,419  $ 38,360,203
                                         =============  ============   ============  ============   ============  ============

                                              2008          2007            2008         2007           2008          2007
                                         -------------  ------------   ------------  ------------   ------------  ------------
Units, beginning of period                  13,764,913    16,211,703      1,791,838     2,583,144      2,221,999     2,933,691
Units issued                                 1,543,962     2,022,979        710,713       487,144      1,184,859       605,797
Units redeemed                               3,819,732     4,469,769        878,939     1,278,450        930,165     1,317,489
                                         -------------  ------------   ------------  ------------   ------------  ------------
Units, end of period                        11,489,143    13,764,913      1,623,612     1,791,838      2,476,693     2,221,999
                                         =============  ============   ============  ============   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Founding
                                          Allocation
                                           Series I    Founding Allocation Series II  Fundamental Value Series I
                                         -----------  ------------------------------  --------------------------
                                            2008           2008            2007           2008          2007
                                         -----------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions received       $   397,302  $   33,688,116  $    5,644,106  $  3,633,166  $  2,602,728
Expenses:
   Mortality and expense risk and
      administrative charges                 (45,571)    (17,987,324)     (6,157,527)   (2,295,833)   (2,560,887)
                                         -----------  --------------  --------------  ------------  ------------
Net investment income (loss)                 351,731      15,700,792        (513,421)    1,337,333        41,841
                                         -----------  --------------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received        22,327      19,560,910              --     1,389,688     6,784,480
   Net realized gain (loss)                  (61,022)    (29,150,793)     (1,077,383)    1,118,802    15,355,935
                                         -----------  --------------  --------------  ------------  ------------
Realized gains (losses)                      (38,695)     (9,589,883)     (1,077,383)    2,508,490    22,140,415
                                         -----------  --------------  --------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (3,219,829)   (530,271,317)    (32,297,354)  (72,977,006)  (17,636,871)
                                         -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,906,793)   (524,160,408)    (33,888,158)  (69,131,183)    4,545,385
                                         -----------  --------------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                       5,783,857     421,542,017     712,584,325       509,250       634,200
   Transfers between sub-accounts and
      the company                          8,833,278     119,555,263     399,961,337   276,667,711    (8,800,047)
   Withdrawals                               (39,040)    (42,576,555)    (11,175,367)  (20,452,365)  (22,315,403)
   Annual contract fee                            --      (5,665,751)       (434,435)     (374,548)     (363,030)
                                         -----------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           14,578,095     492,854,974   1,100,935,860   256,350,048   (30,844,280)
                                         -----------  --------------  --------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         11,671,302     (31,305,434)  1,067,047,702   187,218,865   (26,298,895)
Contract owners' equity at beginning of
   period                                         --   1,067,047,702              --   148,941,621   175,240,516
                                         -----------  --------------  --------------  ------------  ------------
Contract owners' equity at end of
   period                                $11,671,302  $1,035,742,268  $1,067,047,702  $336,160,486  $148,941,621
                                         ===========  ==============  ==============  ============  ============

                                            2008           2008            2007           2008          2007
                                         -----------  --------------  --------------  ------------  ------------
Units, beginning of period                        --      88,894,665              --     8,885,514    10,714,532
Units issued                               1,385,406      57,225,144      92,525,181    28,092,605       655,865
Units redeemed                                40,679      10,037,514       3,630,516     3,511,788     2,484,883
                                         -----------  --------------  --------------  ------------  ------------
Units, end of period                       1,344,727     136,082,295      88,894,665    33,466,331     8,885,514
                                         ===========  ==============  ==============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                         Fundamental Value Series II  Global Allocation Series I  Global Allocation Series II
                                         ---------------------------  --------------------------  ---------------------------
                                              2008          2007          2008          2007           2008          2007
                                         -------------  ------------  ------------  ------------   ------------  ------------
Income:
   Dividend distributions received       $   2,063,219  $  5,045,257  $  1,943,605  $  3,863,715   $  8,236,558  $ 12,945,590
Expenses:
   Mortality and expense risk and
      administrative charges                (5,170,376)   (6,496,564)     (661,007)     (953,767)    (2,772,015)   (3,335,812)
                                         -------------  ------------  ------------  ------------   ------------  ------------
Net investment income (loss)                (3,107,157)   (1,451,307)    1,282,598     2,909,948      5,464,543     9,609,778
                                         -------------  ------------  ------------  ------------   ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received       3,962,716    15,902,627        93,230     6,214,380        365,472    21,600,617
   Net realized gain (loss)                  2,098,093    23,309,677       147,150     6,258,163     (3,849,049)    6,301,831
                                         -------------  ------------  ------------  ------------   ------------  ------------
Realized gains (losses)                      6,060,809    39,212,304       240,380    12,472,543     (3,483,577)   27,902,448
                                         -------------  ------------  ------------  ------------   ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (156,084,796)  (30,355,023)  (18,300,333)  (13,067,292)   (71,263,026)  (31,127,022)
                                         -------------  ------------  ------------  ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (153,131,144)    7,405,974   (16,777,355)    2,315,199    (69,282,060)    6,385,204
                                         -------------  ------------  ------------  ------------   ------------  ------------
Changes from principal transactions:
   Purchase payments                         7,156,968    43,309,873       118,388     1,141,709      4,369,832    33,763,340
   Transfers between sub-accounts and
      the company                           25,816,742    36,511,809    (5,670,135)   (5,792,377)   (11,001,526)   (1,542,174)
   Withdrawals                             (26,830,932)  (40,066,720)   (7,243,918)   (7,395,942)   (10,677,235)  (11,196,696)
   Annual contract fee                      (1,251,646)   (1,171,125)     (119,876)     (156,049)      (672,546)     (581,228)
                                         -------------  ------------  ------------  ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              4,891,132    38,583,837   (12,915,541)  (12,202,659)   (17,981,475)   20,443,242
                                         -------------  ------------  ------------  ------------   ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (148,240,012)   45,989,811   (29,692,896)   (9,887,460)   (87,263,535)   26,828,446
Contract owners' equity at beginning of
   period                                  399,580,641   353,590,830    56,387,027    66,274,487    208,609,331   181,780,885
                                         -------------  ------------  ------------  ------------   ------------  ------------
Contract owners' equity at end of
   period                                $ 251,340,629  $399,580,641  $ 26,694,131  $ 56,387,027   $121,345,796  $208,609,331
                                         =============  ============  ============  ============   ============  ============

                                              2008          2007          2008          2007           2008          2007
                                         -------------  ------------  ------------  ------------   ------------  ------------
Units, beginning of period                  22,519,590    20,166,674     4,328,109     5,264,129     12,997,587    11,570,456
Units issued                                 5,515,795     6,622,950       292,168       746,035        847,593     3,264,148
Units redeemed                               4,249,314     4,270,034     1,454,051     1,682,055      2,115,824     1,837,017
                                         -------------  ------------  ------------  ------------   ------------  ------------
Units, end of period                        23,786,071    22,519,590     3,166,226     4,328,109     11,729,356    12,997,587
                                         =============  ============  ============  ============   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Global Bond Series I        Global Bond Series II       Global Trust Series I
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received       $    649,442  $  7,002,033  $  1,212,809  $ 14,417,594  $   3,012,465  $  5,530,443
Expenses:
   Mortality and expense risk and
   administrative charges                  (1,527,062)   (1,406,088)   (3,391,656)   (3,280,649)    (2,276,418)   (3,521,255)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                 (877,620)    5,595,945    (2,178,847)   11,136,945        736,047     2,009,188
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --            --            --             --    12,011,113
   Net realized gain (loss)                 1,514,310     1,685,949     2,450,004      (280,966)     3,987,054    15,789,193
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                     1,514,310     1,685,949     2,450,004      (280,966)     3,987,054    27,800,306
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (7,405,737)     (118,969)  (12,928,375)    4,838,748    (83,299,898)  (28,911,528)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (6,769,047)    7,162,925   (12,657,218)   15,694,727    (78,576,797)      897,966
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                          349,179       373,723     6,523,946    26,551,946      3,729,870       917,172
   Transfers between sub-accounts and
      the company                          11,350,992     9,809,512   (30,778,489)    2,945,378     (4,147,064)  (11,374,979)
   Withdrawals                            (20,554,112)  (17,281,795)  (20,702,524)  (14,401,865)   (23,887,014)  (38,254,438)
   Annual contract fee                       (178,934)     (128,072)     (786,187)     (594,111)      (181,532)     (231,673)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,032,875)   (7,226,632)  (45,743,254)   14,501,348    (24,485,740)  (48,943,918)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (15,801,922)      (63,707)  (58,400,472)   30,196,075   (103,062,537)  (48,045,952)
Contract owners' equity at beginning
   of period                               97,297,582    97,361,289   212,896,283   182,700,208    212,665,854   260,711,806
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end
   of period                             $ 81,495,660  $ 97,297,582  $154,495,811  $212,896,283  $ 109,603,317  $212,665,854
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  3,988,009     4,254,622    12,098,539    11,017,535      7,318,177     8,922,244
Units issued                                2,013,405     1,185,186     3,827,529     3,688,261      1,030,270       154,977
Units redeemed                              2,398,839     1,451,799     6,551,893     2,607,257      1,570,243     1,759,044
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        3,602,575     3,988,009     9,374,175    12,098,539      6,778,204     7,318,177
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Global Trust Series II     Health Sciences Series I    Health Sciences Series II
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received       $    652,087  $    817,355  $         --  $         --  $          --  $         --
Expenses:
   Mortality and expense risk and
   administrative charges                    (640,750)     (876,156)     (815,616)   (1,083,819)      (926,858)   (1,181,237)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                   11,337       (58,801)     (815,616)   (1,083,819)      (926,858)   (1,181,237)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             --     3,214,660     1,320,154    13,720,974      1,414,032    14,333,046
   Net realized gain (loss)                (1,895,434)    3,686,693    (3,707,824)    4,131,458     (5,004,708)    3,079,355
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                    (1,895,434)    6,901,353    (2,387,670)   17,852,432     (3,590,676)   17,412,401
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (18,480,451)   (8,396,717)  (16,359,010)   (6,418,484)   (17,376,825)   (5,725,687)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (20,364,548)   (1,554,165)  (19,562,296)   10,350,129    (21,894,359)   10,505,477
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                          406,670       492,024       223,777       515,260      2,861,459     3,211,893
   Transfers between sub-accounts and
      the company                          (5,809,661)   31,459,627    (5,111,921)   (1,961,959)    (3,233,466)   (2,794,017)
   Withdrawals                             (4,004,802)   (9,465,257)   (8,155,545)  (10,923,880)    (7,583,995)  (11,664,200)
   Annual contract fee                       (172,669)     (171,282)     (176,389)     (188,571)      (225,865)     (252,450)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,580,462)   22,315,112   (13,220,078)  (12,559,150)    (8,181,867)  (11,498,774)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (29,945,010)   20,760,947   (32,782,374)   (2,209,021)   (30,076,226)     (993,297)
Contract owners' equity at beginning
   of period                               56,610,167    35,849,220    69,811,044    72,020,065     71,854,720    72,848,017
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 26,665,157  $ 56,610,167  $ 37,028,670  $ 69,811,044  $  41,778,494  $ 71,854,720
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  3,028,072     1,910,631     3,480,258     4,162,723      3,393,566     3,953,949
Units issued                                  163,109     2,218,723       706,174       794,963      1,112,534       797,272
Units redeemed                                793,563     1,101,282     1,513,780     1,477,428      1,630,406     1,357,655
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        2,397,618     3,028,072     2,672,652     3,480,258      2,875,694     3,393,566
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            High Income Series II        High Yield Series I         High Yield Series II
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received       $   116,272   $     49,101  $  5,160,702  $ 12,280,074  $   4,337,770  $  9,596,331
Expenses:
   Mortality and expense risk and
   administrative charges                    (16,567)       (37,118)     (961,506)   (1,514,790)      (880,455)   (1,320,056)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                  99,705         11,983     4,199,196    10,765,284      3,457,315     8,276,275
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received         7,402         42,734            --            --             --            --
   Net realized gain (loss)                 (390,139)      (454,246)   (7,712,686)    2,068,423     (4,474,476)    1,326,107
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                     (382,737)      (411,512)   (7,712,686)    2,068,423     (4,474,476)    1,326,107
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                        (408,757)      (154,167)  (15,723,592)  (12,195,223)   (15,164,632)   (9,411,684)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations           (691,789)      (553,696)  (19,237,082)      638,484    (16,181,793)      190,698
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                         121,121      4,017,913       195,189       324,757      1,113,459     3,999,753
   Transfers between sub-accounts and
      the company                          1,076,751     (1,611,872)   (4,520,928)  (16,586,042)     6,278,564   (12,148,594)
   Withdrawals                               (99,184)      (780,960)  (12,064,933)  (18,482,610)    (7,222,517)  (13,871,473)
   Annual contract fee                        (3,380)          (706)     (110,152)     (144,042)      (160,750)     (219,597)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            1,095,308      1,624,375   (16,500,824)  (34,887,937)         8,756   (22,239,911)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                            403,519      1,070,679   (35,737,906)  (34,249,453)   (16,173,037)  (22,049,213)
Contract owners' equity at beginning
   of period                               1,070,679             --    81,824,764   116,074,217     66,768,125    88,817,338
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 1,474,198   $  1,070,679  $ 46,086,858  $ 81,824,764  $  50,595,088  $ 66,768,125
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                     92,897            --     4,962,992     7,027,050      3,941,905     5,215,195
Units issued                                  301,541       959,474     1,925,258     1,801,233      2,629,033     1,440,766
Units redeemed                                163,964       866,577     2,856,236     3,865,291      2,208,457     2,714,056
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                          230,474        92,897     4,032,014     4,962,992      4,362,481     3,941,905
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                  Independence Investment
                                           Income & Value Series I     Income & Value Series II   LLC Small Cap Series II
                                         ---------------------------  --------------------------  -----------------------
                                              2008          2007          2008          2007          2008        2007
                                         -------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions                $   6,028,356  $ 11,957,448  $  1,642,532  $  3,135,538  $        --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                (3,037,075)   (4,462,702)     (982,252)   (1,402,132)     (13,023)    (20,029)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                 2,991,281     7,494,746       660,280     1,733,406      (13,023)    (20,029)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions                4,639,746    19,745,367     1,374,197     5,828,767       13,559     206,276
   Net realized gain (loss)                 (3,197,671)   14,298,012    (1,887,851)    3,462,246     (750,770)    (15,911)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                      1,442,075    34,043,379      (513,654)    9,291,013     (737,211)    190,365
                                         -------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation)
   during the period                       (77,922,580)  (40,886,201)  (21,867,554)  (11,338,349)     201,823    (184,543)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from operations          (73,489,224)      651,924   (21,720,928)     (313,930)    (548,411)    (14,207)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                           594,251     1,182,055       986,408     3,391,545       17,467      35,588
   Transfers between sub-accounts and
      the company                          (14,755,453)  (11,973,303)   (7,972,235)   (3,889,713)    (607,808)    (28,851)
   Withdrawals                             (34,895,906)  (52,656,727)   (7,686,792)  (11,315,407)     (54,124)    (95,925)
   Annual contract fee                        (284,999)     (335,802)     (209,230)     (261,245)        (796)     (1,229)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (49,342,107)  (63,783,777)  (14,881,849)  (12,074,820)    (645,261)    (90,417)
                                         -------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract
   owners' equity                         (122,831,331)  (63,131,853)  (36,602,777)  (12,388,750)  (1,193,672)   (104,624)
Contract owners' equity at beginning of
   period                                  267,190,928   330,322,781    78,943,128    91,331,878    1,193,672   1,298,296
                                         -------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of
   period                                $ 144,359,597  $267,190,928  $ 42,340,351  $ 78,943,128  $        --  $1,193,672
                                         =============  ============  ============  ============  ===========  ==========

                                              2008          2007          2008          2007          2008        2007
                                         -------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                  10,864,738    13,421,722     5,129,616     5,879,600       80,794      86,775
Units issued                                   174,397       255,706       225,373       403,055       36,900      56,288
Units redeemed                               2,544,514     2,812,690     1,346,207     1,153,039      117,694      62,269
                                         -------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                         8,494,621    10,864,738     4,008,782     5,129,616           --      80,794
                                         =============  ============  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             International              International
                                          Index Allocation Series II         Core Series I              Core Series II
                                         ---------------------------  --------------------------  -------------------------
                                              2008          2007          2008          2007          2008          2007
                                         -------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions                 $  4,392,641  $  9,168,652  $  2,769,566  $  1,927,711  $  1,720,300  $   928,589
Expenses:
   Mortality and expense risk and
      administrative charges                (4,902,445)   (3,320,552)     (876,947)   (1,349,459)     (593,413)    (812,333)
                                          ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)                  (509,804)    5,848,100     1,892,619       578,252     1,126,887      116,256
                                          ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions                  121,084     5,774,361       845,469    11,230,376       528,730    6,460,116
   Net realized gain (loss)                 (4,731,996)    1,229,414     4,394,808    15,820,002    (2,491,804)   5,909,490
                                          ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)                     (4,610,912)    7,003,775     5,240,277    27,050,378    (1,963,074)  12,369,606
                                          ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                       (94,980,131)   (7,058,468)  (35,038,329)  (18,844,013)  (17,102,515)  (8,240,130)
                                          ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (100,100,847)    5,793,407   (27,905,433)    8,784,617   (17,938,702)   4,245,732
                                          ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                       101,253,572   137,203,935       243,363       421,676     1,843,974    3,963,420
   Transfers between sub-accounts and
      the company                           35,789,373    64,543,297    (5,934,214)   (6,237,252)   (5,472,780)   5,631,252
   Withdrawals                             (12,977,700)   (7,531,942)   (8,925,702)  (15,777,183)   (3,440,279)  (6,417,349)
   Annual contract fee                      (1,415,911)     (525,033)     (126,111)     (160,648)     (121,208)    (144,372)
                                          ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            122,649,334   193,690,257   (14,742,664)  (21,753,407)   (7,190,293)   3,032,951
                                          ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                           22,548,487   199,483,664   (42,648,097)  (12,968,790)  (25,128,995)   7,278,683
Contract owners' equity at beginning of
   period                                  295,946,625    96,462,961    80,318,221    93,287,011    49,950,951   42,672,268
                                          ============  ============  ============  ============  ============  ===========
Contract owners' equity at end of
   period                                 $318,495,112  $295,946,625  $ 37,670,124  $ 80,318,221  $ 24,821,956  $49,950,951

                                              2008          2007          2008          2007          2008          2007
                                         -------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period                  21,010,365     7,176,021     4,161,014     5,288,392     2,355,907    2,166,288
Units issued                                13,935,443    15,364,484       325,350       725,878       456,018    1,220,592
Units redeemed                               3,689,119     1,530,140     1,254,933     1,853,256       840,827    1,030,973
                                          ------------  ------------  ------------  ------------  ------------  -----------
Units, end of period                        31,256,689    21,010,365     3,231,431     4,161,014     1,971,098    2,355,907
                                          ============  ============  ============  ============  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             International Equity            International               International
                                              Index B Series NAV          Small Cap Series I          Small Cap Series II
                                         ---------------------------  --------------------------  --------------------------
                                              2008          2007          2008          2007          2008          2007
                                         -------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions                 $    824,983  $    942,862  $  1,768,359  $  3,563,632  $    854,749  $  1,634,670
Expenses:
   Mortality and expense risk and
      administrative charges                  (498,212)     (509,691)   (1,091,250)   (1,938,982)     (626,845)   (1,085,659
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                   326,771       433,171       677,109     1,624,650       227,904       549,011
                                          ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                  318,509       824,473     1,144,000    36,019,204       613,544    18,334,625
   Net realized gain (loss)                 (1,590,395)      610,406    (3,470,099)   24,815,074   (10,419,608)    6,967,270
                                          ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                     (1,271,886)    1,434,879    (2,326,099)   60,834,278    (9,806,064)   25,301,895
                                          ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (16,647,056)      835,646   (47,391,024)  (51,406,279)  (16,562,566)  (21,903,214
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (17,592,171)    2,703,696   (49,040,014)   11,052,649   (26,140,726)    3,947,692
                                          ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                           216,216       274,528       505,762       773,700     1,617,212     5,522,488
   Transfers between sub-accounts and
      the company                           (2,120,409)   46,155,442   (13,982,662)   (4,590,605)  (12,259,118)   10,928,598
   Withdrawals                              (2,868,942)   (5,886,655)  (12,055,015)  (20,822,565)   (5,232,127)   (9,411,969
   Annual contract fee                        (173,778)     (125,197)     (158,644)     (266,411)     (127,632)     (192,808
                                          ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (4,946,913)   40,418,118   (25,690,559)  (24,905,881)  (16,001,665)    6,846,309
                                          ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                          (22,539,084)   43,121,814   (74,730,573)  (13,853,232)  (42,142,391)   10,794,001
Contract owners' equity at beginning of
   period                                   43,121,814            --   111,985,320   125,838,552    63,090,909    52,296,908
                                          ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                 $ 20,582,730  $ 43,121,814  $ 37,254,747  $111,985,320  $ 20,948,518  $ 63,090,909
                                          ============  ============  ============  ============  ============  ============

                                              2008          2007          2008          2007          2008          2007
                                         -------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                   3,271,721            --     4,226,430     5,089,895     2,476,541     2,156,299
Units issued                                   213,680     4,777,886       303,971     1,291,418       437,208     1,570,538
Units redeemed                                 633,007     1,506,165     1,502,494     2,154,883     1,098,679     1,250,296
                                          ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period                         2,852,394     3,271,721     3,027,907     4,226,430     1,815,070     2,476,541
                                          ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Investment Quality
                                         International Value Series I  International Value Series II        Bond Series I
                                         ----------------------------  -----------------------------  --------------------------
                                              2008          2007           2008            2007           2008          2007
                                         -------------  -------------  -------------  --------------  ------------  ------------
Income:
   Dividend distributions                $   6,461,729   $ 14,063,976  $   5,017,181   $  9,114,750   $  7,226,785  $ 11,278,630
Expenses:
   Mortality and expense risk and
      administrative charges                (3,052,368)    (5,005,210)    (2,616,336)    (3,884,025)    (1,616,315)   (1,892,475)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Net investment income (loss)                 3,409,361      9,058,766      2,400,845      5,230,725      5,610,470     9,386,155
                                         -------------   ------------  -------------   ------------   ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                6,979,706     52,572,925      5,544,306     35,993,231             --            --
   Net realized gain (loss)                 (3,612,213)    29,642,868     (3,695,565)    23,456,830     (4,216,804)   (1,763,106)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Realized gains (losses)                      3,367,493     82,215,793      1,848,741     59,450,061     (4,216,804)   (1,763,106)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (116,371,114)   (65,390,804)   (92,828,837)   (48,578,471)    (4,764,581)   (2,041,094)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (109,594,260)    25,883,755    (88,579,251)    16,102,315     (3,370,915)    5,581,955
                                         -------------   ------------  -------------   ------------   ------------  ------------
Changes from principal transactions:
   Purchase payments                           859,861      2,076,898      3,527,097     12,970,349      4,496,865       346,064
   Transfers between sub-accounts and
      the company                          (28,733,970)   (34,339,935)   (22,021,210)    14,225,862      2,778,485       799,872
   Withdrawals                             (33,047,663)   (59,743,274)   (18,667,330)   (39,311,327)   (20,928,545)  (23,014,969)
   Annual contract fee                        (435,696)      (595,190)      (586,089)      (762,827)      (284,715)     (154,003)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (61,357,468)   (92,601,501)   (37,747,532)   (12,877,943)   (13,937,910)  (22,023,036)
                                         -------------   ------------  -------------   ------------   ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (170,951,728)   (66,717,746)  (126,326,783)     3,224,372    (17,308,825)  (16,441,081)
Contract owners' equity at beginning of
   period                                  295,226,708    361,944,454    231,323,661    228,099,289    120,393,201   136,834,282
                                         -------------   ------------  -------------   ------------   ------------  ------------
Contract owners' equity at end of
   period                                $ 124,274,980   $295,226,708  $ 104,996,878   $231,323,661   $103,084,376  $120,393,201
                                         =============   ============  =============   ============   ============  ============

                                              2008           2007           2008           2007           2008          2007
                                         -------------  -------------  -------------  --------------  ------------  ------------
Units, beginning of period                  13,413,023     17,751,048      9,361,392       9,830,367     5,273,996     6,261,499
Units issued                                   395,143        890,893        783,932       2,770,146     1,559,024       626,523
Units redeemed                               3,811,994      5,228,918      2,522,176       3,239,121     1,761,772     1,614,026
                                         -------------   ------------  -------------   ------------   ------------  ------------
Units, end of period                         9,996,172     13,413,023      7,623,148       9,361,392     5,071,248     5,273,996
                                         =============   ============  =============   ============   ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,


                                             Investment Quality      John Hancock International  John Hancock International
                                               Bond Series II           Equity Index Series I      Equity Index Series II
                                         --------------------------  --------------------------  --------------------------
                                              2008         2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions                $  7,034,178  $ 11,191,489  $    415,017  $  1,286,706  $    366,074  $  1,132,008
Expenses:
   Mortality and expense risk and
      administrative charges               (1,904,249)   (2,041,246)     (333,187)     (536,269)     (344,319)     (532,739)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                5,129,929     9,150,243        81,830       750,437        21,755       599,269
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                      --            --       186,587     1,510,651       178,343     1,464,840
   Net realized gain (loss)                (4,362,528)   (1,687,032)      217,620     7,281,013       455,465     5,822,601
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                    (4,362,528)   (1,687,032)      404,207     8,791,664       633,808     7,287,441
                                         ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (5,015,525)   (2,034,299)  (12,557,707)   (4,921,312)  (12,776,744)   (3,725,783)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (4,248,124)    5,428,912   (12,071,670)    4,620,789   (12,121,181)    4,160,927
                                         ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                        3,011,605    16,998,111        84,478       168,570       160,492       483,792
   Transfers between sub-accounts and the
      company                             (22,483,659)    3,324,789    (2,476,445)  (16,036,905)   (3,543,619)   (8,635,963)
   Withdrawals                             14,321,612)  (10,338,946)   (3,961,360)   (6,448,021)   (2,139,506)   (5,437,801)
   Annual contract fee                       (479,410)     (394,523)      (60,093)      (73,319)      (93,125)     (117,100)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (34,273,076)    9,589,431    (6,413,420)  (22,389,675)   (5,615,758)  (13,707,072)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (38,521,200)   15,018,343   (18,485,090)  (17,768,886)  (17,736,939)   (9,546,145)
Contract owners' equity at beginning of
   period                                 130,925,708   115,907,365    30,977,856    48,746,742    30,452,527    39,998,672
                                         ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 92,404,508  $130,925,708  $ 12,492,766  $ 30,977,856  $ 12,715,588  $ 30,452,527
                                         ============  ============  ============  ============  ============  ============

                                             2008          2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                  8,638,664     7,917,447     1,306,598     2,339,248     1,300,693     1,937,249
Units issued                                1,513,057     2,374,769       162,169       250,862       329,601       246,369
Units redeemed                              3,850,081     1,653,552       504,728     1,283,512       633,983       882,925
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period                        6,301,640     8,638,664       964,039     1,306,598       996,311     1,300,693
                                         ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          John Hancock Strategic
                                             Income Series II       Large Cap Value Series I    Large Cap Value Series II
                                         ------------------------  --------------------------  --------------------------
                                             2008         2007         2008            2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions                $ 1,161,653  $   286,342  $    507,963  $    580,013  $    348,508  $    301,874
Expenses:
   Mortality and expense risk and
      administrative charges                (198,986)    (254,753)     (555,609)     (943,714)     (460,042)     (811,597)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                 962,667       31,589       (47,646)     (363,701)     (111,534)     (509,723)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                     --           --            --     3,669,213            --     2,895,102
   Net realized gain (loss)                 (141,609)     117,388    (4,091,489)    1,329,815    (1,555,539)    2,117,803
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                     (141,609)     117,388    (4,091,489)    4,999,028    (1,555,539)    5,012,905
                                         -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (2,001,074)     434,286   (11,955,074)   (2,385,694)  (10,985,348)   (2,903,026)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (1,180,016)     583,263   (16,094,209)    2,249,633   (12,652,421)    1,600,156
                                         -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                          62,417      131,957       150,293       228,356       406,331       737,365
   Transfers between sub-accounts and
      the company                         (2,800,934)     112,536    (6,090,354)  (11,084,359)   (5,020,566)   (8,286,466)
   Withdrawals                            (1,786,315)  (3,368,648)   (6,123,077)  (10,242,636)   (3,451,200)   (8,449,623)
   Annual contract fee                       (28,009)     (29,543)     (117,774)     (137,157)      (97,534)     (143,104)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (4,552,841)  (3,153,698)  (12,180,912)  (21,235,796)   (8,162,969)  (16,141,828)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (5,732,857)  (2,570,435)  (28,275,121)  (18,986,163)  (20,815,390)  (14,541,672)
Contract owners' equity at beginning of
   period                                 14,896,526   17,466,961    51,302,359    70,288,522    40,131,488    54,673,160
                                         -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 9,163,669  $14,896,526  $ 23,027,238  $ 51,302,359  $ 19,316,098  $ 40,131,488
                                         ===========  ===========  ============  ============  ============  ============

                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                 1,038,263    1,264,469     2,039,124     2,872,716     1,607,730     2,246,431
Units issued                                 252,603      342,830       350,132       456,525       313,806       317,719
Units redeemed                               579,536      569,036       939,002     1,290,117       692,579       956,420
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                         711,330    1,038,263     1,450,254     2,039,124     1,228,957     1,607,730
                                         ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Lifestyle Aggressive         Lifestyle Aggressive
                                                  Series I                    Series II            Lifestyle Balanced Series I
                                         --------------------------  ---------------------------  ----------------------------
                                             2008          2007           2008          2007           2008           2007
                                         ------------  ------------  -------------  ------------  -------------  -------------
Income:
   Dividend distributions                $  2,051,394  $ 18,108,432  $   3,259,631  $ 27,367,263  $  21,104,432  $  73,692,096
Expenses:
   Mortality and expense risk and
      administrative charges               (1,870,481)   (2,920,344)    (3,496,874)   (4,845,860)   (11,048,172)   (15,011,048)
                                         ------------  ------------  -------------  ------------  -------------  -------------
Net investment income (loss)                  180,913    15,188,088       (237,243)   22,521,403     10,056,260     58,681,048
                                         ------------  ------------  -------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions              16,397,124     4,602,479     28,674,934     7,258,485     32,307,836      1,514,890
   Net realized gain (loss)               (20,821,945)    4,142,147    (30,016,466)    2,859,146    (17,509,486)    41,397,000
                                         ------------  ------------  -------------  ------------  -------------  -------------
Realized gains (losses)                    (4,424,821)    8,744,626     (1,341,532)   10,117,631     14,798,350     42,911,890
                                         ------------  ------------  -------------  ------------  -------------  -------------
Unrealized appreciation (depreciation)
   during the period                      (60,053,584)  (10,638,717)  (112,832,563)  (12,871,076)  (286,297,665)   (54,903,288)
                                         ------------  ------------  -------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations         (64,297,492)   13,293,997   (114,411,338)   19,767,958   (261,443,055)    46,689,650
                                         ------------  ------------  -------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                        1,076,813     1,855,942     10,555,764    30,316,319      8,226,431      5,480,938
   Transfers between sub-accounts and
      the company                         (15,829,397)  (29,948,369)   (16,095,569)  (21,489,801)   (29,496,287)    43,060,147
   Withdrawals                            (17,977,245)  (23,255,031)   (24,467,543)  (51,414,733)  (146,081,690)  (159,953,844)
   Annual contract fee                       (420,536)     (503,127)      (829,772)   (1,060,910)    (1,670,130)    (1,776,167)
                                         ------------  ------------  -------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (33,150,365)  (51,850,585)   (30,837,120)  (43,649,125)  (169,021,676)  (113,188,926)
                                         ------------  ------------  -------------  ------------  -------------  -------------
Total increase (decrease) in contract
   owners' equity                         (97,447,857)  (38,556,588)  (145,248,458)  (23,881,167)  (430,464,731)   (66,499,276)
Contract owners' equity at beginning of
   period                                 175,525,359   214,081,947    285,279,941   309,161,108    919,280,596    985,779,872
                                         ------------  ------------  -------------  ------------  -------------  -------------
Contract owners' equity at end of
   period                                $ 78,077,502  $175,525,359  $ 140,031,483  $285,279,941  $ 488,815,865  $ 919,280,596
                                         ============  ============  =============  ============  =============  =============

                                             2008          2007           2008          2007           2008           2007
                                         ------------  ------------  -------------  ------------  -------------  -------------
Units, beginning of period                  9,206,081    12,037,626     14,689,016    16,595,790     44,018,959     49,449,565
Units issued                                1,113,039     2,222,009      2,741,253     2,705,962      5,822,138      5,840,326
Units redeemed                              3,110,920     5,053,554      4,700,131     4,612,736     14,625,222     11,270,932
                                         ------------  ------------  -------------  ------------  -------------  -------------
Units, end of period                        7,208,200     9,206,081     12,730,138    14,689,016     35,215,875     44,018,959
                                         ============  ============  =============  ============  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Lifestyle Conservative       Lifestyle Conservative
                                           Lifestyle Balanced Series II            Series I                     Series II
                                         -------------------------------  --------------------------  ----------------------------
                                               2008            2007           2008          2007           2008           2007
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Income:
   Dividend distributions                $   255,979,201  $  580,410,541  $  6,950,196  $ 12,210,765  $   53,922,455  $ 43,732,333
Expenses:
   Mortality and expense risk and
      administrative charges                (125,279,342)   (126,475,818)   (2,416,831)   (2,366,597)    (15,946,692)   (9,100,739)
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Net investment income (loss)                 130,699,859     453,934,723     4,533,365     9,844,168      37,975,763    34,631,594
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                332,347,496      14,253,450     3,043,724       372,544      17,671,531     1,572,829
   Net realized gain (loss)                  (36,130,581)     46,467,232    (8,907,738)    1,553,585     (18,529,100)   (1,710,743)
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Realized gains (losses)                      296,216,915      60,720,682    (5,864,014)    1,926,129        (857,569)     (137,914)
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (3,386,656,144)   (198,827,457)  (27,657,318)   (5,701,673)   (231,379,820)  (14,850,623)
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (2,959,739,370)    315,827,948   (28,987,967)    6,068,624    (194,261,626)   19,643,057
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Changes from principal transactions:
   Purchase payments                       1,217,486,360   1,765,667,249     1,488,289       938,121     205,918,396   113,338,482
   Transfers between sub-accounts and
      the company                             87,607,388     496,358,958    61,928,838    28,708,780     633,691,482   141,736,397
   Withdrawals                              (628,640,072)   (569,136,456)  (40,954,217)  (30,828,472)   (124,203,732)  (73,909,838)
   Annual contract fee                       (31,720,147)    (22,563,716)     (320,294)     (246,545)     (3,651,363)   (1,519,060)
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              644,733,529   1,670,326,035    22,142,616    (1,428,116)    711,754,783   179,645,981
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Total increase (decrease) in contract
   owners' equity                         (2,315,005,841)  1,986,153,983    (6,845,351)    4,640,508     517,493,157   199,289,038
Contract owners' equity at beginning of
   period                                  8,669,581,145   6,683,427,162   150,688,892   146,048,384     653,822,340   454,533,302
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Contract owners' equity at end of
   period                                $ 6,354,575,304  $8,669,581,145  $143,843,541  $150,688,892  $1,171,315,497  $653,822,340
                                         ===============  ==============  ============  ============  ==============  ============

                                               2008            2007           2008          2007           2008           2007
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Units, beginning of period                   485,068,665     381,237,428     7,414,141     7,446,440      40,759,257    29,038,716
Units issued                                  87,278,815     116,699,623     5,934,947     5,681,037      61,475,512    22,918,557
Units redeemed                                35,708,048      12,868,386     4,687,291     5,713,336      13,033,635    11,198,016
                                         ---------------  --------------  ------------  ------------  --------------  ------------
Units, end of period                         536,639,432     485,068,665     8,661,797     7,414,141      89,201,134    40,759,257
                                         ===============  ==============  ============  ============  ==============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          Lifestyle Growth Series I      Lifestyle Growth Series II     Lifestyle Moderate Series I
                                        ----------------------------  --------------------------------  ---------------------------
                                             2008           2007            2008             2007            2008          2007
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Income:
   Dividend distributions               $  14,538,612  $  65,287,699  $   264,929,568  $   786,403,559  $   9,215,889  $ 23,288,401
Expenses:
   Mortality and expense risk and
      administrative charges               (9,131,164)   (12,863,834)    (167,052,894)    (171,622,119)    (3,781,175)   (4,639,698)
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Net investment income (loss)                5,407,448     52,423,865       97,876,674      614,781,440      5,434,714    18,648,703
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions              33,782,212      4,279,510      570,288,667       52,864,721      6,027,762       383,443
   Net realized gain (loss)               (14,709,134)    43,175,181      (33,875,909)      87,169,991    (12,460,405)   10,655,198
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Realized gains (losses)                    19,073,078     47,454,691      536,412,758      140,034,712     (6,432,643)   11,038,641
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                     (289,463,027)   (50,304,765)  (5,376,451,274)    (247,312,295)   (67,185,245)  (18,595,801)
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations        (264,982,501)    49,573,791   (4,742,161,842)     507,503,857    (68,183,174)   11,091,543
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                       10,468,134      7,538,596    1,785,988,369    3,099,758,346      3,983,588     1,909,458
   Transfers between sub-accounts and
      the company                         (29,343,029)   (14,427,467)    (242,199,046)     217,481,003     13,379,229    28,123,231
   Withdrawals                            (84,905,527)  (139,229,750)    (610,886,468)    (612,079,154)   (50,068,434)  (54,074,248)
   Annual contract fee                     (1,704,740)    (1,847,224)     (47,330,509)     (31,149,274)      (536,418)     (496,583)
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                          (105,485,162)  (147,965,845)     885,572,346    2,674,010,921    (33,242,035)  (24,538,142)
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                        (370,467,663)   (98,392,054)  (3,856,589,496)   3,181,514,778   (101,425,209)  (13,446,599)
Contract owners' equity at beginning of
   period                                 781,227,991    879,620,045   12,027,023,525    8,845,508,747    290,199,264   303,645,863
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Contract owners' equity at end of
   period                               $ 410,760,328  $ 781,227,991  $ 8,170,434,029  $12,027,023,525  $ 188,774,055  $290,199,264
                                        =============  =============  ===============  ===============  =============  ============

                                             2008           2007            2008             2007            2008          2007
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Units, beginning of period                 38,655,362     46,043,879      667,866,837      501,634,818     14,006,009    15,204,994
Units issued                                6,392,610      6,286,547      110,982,072      183,427,768      3,574,962     3,699,273
Units redeemed                             11,956,670     13,675,064       38,964,249       17,195,749      5,222,387     4,898,258
                                        -------------  -------------  ---------------  ---------------  -------------  ------------
Units, end of period                       33,091,302     38,655,362      739,884,660      667,866,837     12,358,584    14,006,009
                                        =============  =============  ===============  ===============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           LMFC
                                                                           Core
                                                                          Equity        LMFC Core Equity
                                          Lifestyle Moderate Series II   Series I          Series II
                                         ------------------------------  --------  ------------  -----------
                                              2008            2007         2008        2008          2007
                                         --------------  --------------  --------  ------------  -----------
Income:
   Dividend distributions                $   78,909,309  $  122,195,776  $ 15,340  $  2,855,068  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                (29,665,102)    (26,091,934)     (660)     (412,401)    (717,073)
                                         --------------  --------------  --------  ------------  -----------
Net investment income (loss)                 49,244,207      96,103,842    14,680     2,442,667     (717,073)
                                         --------------  --------------  --------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions                42,593,493       2,395,730     3,031       819,697    3,145,663
   Net realized gain (loss)                 (25,454,904)     11,642,869      (248)   (6,015,249)   1,145,474
                                         --------------  --------------  --------  ------------  -----------
Realized gains (losses)                      17,138,589      14,038,599     2,783    (5,195,552)   4,291,137
                                         --------------  --------------  --------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                       (605,021,613)    (60,104,793)  (82,096)  (16,911,966)  (6,644,337)
                                         --------------  --------------  --------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations          (538,638,817)     50,037,648   (64,633)  (19,664,851)  (3,070,273)
                                         --------------  --------------  --------  ------------  -----------
Changes from principal transactions:
   Purchase payments                        358,580,229     365,675,289   121,875       500,759    1,595,172
   Transfers between sub-accounts and
      the company                           233,574,001     168,831,108    20,031       893,347   (3,929,813)
   Withdrawals                             (174,496,021)   (150,085,176)       --    (3,880,360)  (4,067,375)
   Annual contract fee                       (6,957,082)     (4,500,570)       --       (81,165)    (102,381)
                                         --------------  --------------  --------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             410,701,127     379,920,651   141,906    (2,567,419)  (6,504,397)
                                         --------------  --------------  --------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                          (127,937,690)    429,958,299    77,273   (22,232,270)  (9,574,670)
Contract owners' equity at beginning of
   period                                 1,817,724,720   1,387,766,421        --    38,277,052   47,851,722
                                         --------------  --------------  --------  ------------  -----------
Contract owners' equity at end of
   period                                $1,689,787,030  $1,817,724,720  $ 77,273  $ 16,044,782  $38,277,052
                                         ==============  ==============  ========  ============  ===========

                                              2008            2007         2008        2008          2007
                                         --------------  --------------  --------  ------------  -----------
Units, beginning of period                  108,763,250      84,168,309        --     2,707,898    3,122,725
Units issued                                 41,548,148      32,964,001    12,269       950,785      655,089
Units redeemed                               12,463,032       8,369,060        --     1,114,312    1,069,916
                                         --------------  --------------  --------  ------------  -----------
Units, end of period                        137,848,366     108,763,250    12,269     2,544,371    2,707,898
                                         ==============  ==============  ========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Marisco International
                                          Opportunities Series II     Mid Cap Index Series I      Mid Cap Index Series II
                                         -------------------------  --------------------------  --------------------------
                                             2008          2007         2008          2007          2008          2007
                                         ------------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions                $    470,252  $   869,601  $    446,905  $    846,388  $    578,365  $    871,742
Expenses:
   Mortality and expense risk and
      administrative charges                 (803,962)    (970,853)     (735,156)   (1,016,745)   (1,327,442)   (1,478,812)
                                         ------------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                 (333,710)    (101,252)     (288,251)     (170,357)     (749,077)     (607,070)
                                         ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions               2,389,786   13,136,111     1,219,004     7,749,589     1,966,692    11,457,319
   Net realized gain (loss)                (8,934,403)   4,296,411    (2,228,863)    7,957,223    (6,294,591)    6,268,781
                                         ------------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                    (6,544,617)  17,432,522    (1,009,859)   15,706,812    (4,327,899)   17,726,100
                                         ------------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (27,507,687)  (7,401,897)  (19,766,713)  (11,189,080)  (32,611,910)  (14,142,089)
                                         ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (34,386,014)   9,929,373   (21,064,823)    4,347,375   (37,688,886)    2,976,941
                                         ------------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                        3,165,893    5,504,327       249,492       389,796     1,987,954     3,575,207
   Transfers between sub-accounts and
      the company                          (8,477,008)  30,374,952     3,302,820    (6,257,122)   15,278,245    28,139,513
   Withdrawals                             (9,075,794)  (8,523,790)   (7,382,051)  (10,835,468)   (9,499,194)  (15,299,061)
   Annual contract fee                       (128,835)    (129,690)     (127,197)     (144,396)     (361,366)     (316,187)
                                         ------------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (14,515,744)  27,225,799    (3,956,936)  (16,847,190)    7,405,639    16,099,472
                                         ------------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (48,901,758)  37,155,172   (25,021,759)  (12,499,815)  (30,283,247)   19,076,413
Contract owners' equity at beginning of
   period                                  78,151,979   40,996,807    57,217,884    69,717,699    89,771,244    70,694,831
                                         ------------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 29,250,221  $78,151,979  $ 32,196,125  $ 57,217,884  $ 59,487,997  $ 89,771,244
                                         ============  ===========  ============  ============  ============  ============

                                             2008         2007          2008          2007          2008          2007
                                         ------------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                  3,613,945    2,220,125     2,827,829     3,647,695     4,746,817     3,930,705
Units issued                                  950,834    3,314,026       801,631       405,618     1,877,266     2,544,392
Units redeemed                              1,744,103    1,920,206     1,084,370     1,225,484     1,581,660     1,728,280
                                         ------------  -----------  ------------  ------------  ------------  ------------
Units, end of period                        2,820,676    3,613,945     2,545,090     2,827,829     5,042,423     4,746,817
                                         ============  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Mid Cap
                                         Intersection    Mid Cap Intersection
                                           Series I           Series II            Mid Cap Stock Series I
                                         ------------  -----------------------  ---------------------------
                                             2008          2008        2007          2008          2007
                                         ------------  -----------  ----------  -------------  ------------
Income:
   Dividend distributions                  $     8     $        --  $       --  $          --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                   (12)        (53,544)     (9,784)    (3,482,936)   (4,573,792)
                                           -------     -----------  ----------  -------------  ------------
Net investment income (loss)                    (4)        (53,544)     (9,784)    (3,482,936)   (4,573,792)
                                           -------     -----------  ----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                   --              --          --      6,455,363    75,725,472
   Net realized gain (loss)                   (666)       (736,655)     (9,921)       365,002    28,922,481
                                           -------     -----------  ----------  -------------  ------------
Realized gains (losses)                       (666)       (736,655)     (9,921)     6,820,365   104,647,953
                                           -------     -----------  ----------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                          (265)     (1,160,563)    (85,581)  (133,461,580)  (40,317,093)
                                           -------     -----------  ----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations             (935)     (1,950,762)   (105,286)  (130,124,151)   59,757,068
                                           -------     -----------  ----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                            --         648,426     520,035      1,754,568     1,479,451
   Transfers between sub-accounts and
      the company                            7,493       2,032,860   1,712,748     21,716,699   (21,764,533)
   Withdrawals                              (1,707)       (343,511)    (21,874)   (37,022,632)  (51,110,535)
   Annual contract fee                          --          (8,444)     (2,327)      (680,893)     (670,115)
                                           -------     -----------  ----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              5,786       2,329,331   2,208,582    (14,232,258)  (72,065,732)
                                           -------     -----------  ----------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                            4,851         378,569   2,103,296   (144,356,409)  (12,308,664)
Contract owners' equity at beginning of
   period                                       --       2,103,296          --    292,411,115   304,719,779
                                           -------     -----------  ----------  -------------  ------------
Contract owners' equity at end of
   period                                  $ 4,851     $ 2,481,865  $2,103,296  $ 148,054,706  $292,411,115
                                           =======     ===========  ==========  =============  ============

                                             2008          2008        2007          2008          2007
                                         ------------  -----------  ----------  -------------  ------------
Units, beginning of period                      --         182,898          --     14,501,521    18,381,353
Units issued                                   814         769,367     206,965      4,087,196     1,351,248
Units redeemed                                 188         573,233      24,067      5,306,233     5,231,080
                                           -------     -----------  ----------  -------------  ------------
Units, end of period                           626         379,032     182,898     13,282,484    14,501,521
                                           =======     ===========  ==========  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                           Mid Cap Stock Series II     Mid Cap Value Series I      Mid Cap Value Series II
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $         --  $         --  $  1,765,257  $  1,959,777  $   1,556,241  $  1,301,043
Expenses:
   Mortality and expense risk and
      administrative charges               (2,260,025)   (2,806,949)   (1,579,807)   (2,779,953)    (1,693,664)   (2,888,833)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)               (2,260,025)   (2,806,949)      185,450      (820,176)      (137,423)   (1,587,790)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions               4,125,739    44,814,776     4,808,930    48,993,654      4,817,769    47,903,398
   Net realized gain (loss)                (3,186,634)   13,210,448   (22,834,402)   11,253,024    (18,134,584)    8,576,030
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                       939,105    58,025,224   (18,025,472)   60,246,678    (13,316,815)   56,479,428
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (77,666,071)  (22,553,157)  (32,744,100)  (58,205,087)   (37,519,906)  (54,153,069)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (78,986,991)   32,665,118   (50,584,122)    1,221,415    (50,974,144)      738,569
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                        4,829,257     8,579,313     1,660,633       722,275        804,786     2,140,208
   Transfers between sub-accounts and
      the company                             817,031     6,548,494   (14,956,428)  (21,582,708)   (11,178,743)  (18,721,176)
   Withdrawals                            (15,018,681)  (26,999,603)  (15,639,825)  (31,031,053)   (12,994,706)  (32,017,382)
   Annual contract fee                       (530,665)     (560,008)     (327,487)     (418,662)      (386,273)     (564,382)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (9,903,058)  (12,431,804)  (29,263,107)  (52,310,148)   (23,754,936)  (49,162,732)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (88,890,049)   20,233,314   (79,847,229)  (51,088,733)   (74,729,080)  (48,424,163)
Contract owners' equity at beginning
   of period                              182,162,343   161,929,029   146,671,433   197,760,166    143,552,635   191,976,798
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 93,272,294  $182,162,343  $ 66,824,204  $146,671,433  $  68,823,555  $143,552,635
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  7,457,432     7,959,255     7,236,421     9,675,201      7,510,604     9,922,000
Units issued                                2,157,118     1,830,405       722,627       458,592        583,260       537,113
Units redeemed                              2,660,932     2,332,228     2,332,402     2,897,372      2,076,567     2,948,509
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        6,953,618     7,457,432     5,626,646     7,236,421      6,017,297     7,510,604
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            ML Global Allocation      Money Market B Series NAV     Money Market Series I
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $     24,389  $     39,289  $    808,435  $  1,491,846  $   5,968,951  $ 14,996,014
Expenses:
   Mortality and expense risk and
      administrative charges                  (17,952)      (23,117)     (594,866)     (505,830)    (5,169,378)   (5,041,339)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                    6,437        16,172       213,569       986,016        799,573     9,954,675
                                         ------------  ------------  ------------  ------------  -------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions                   4,696        69,798            --            --             --            --
   Net realized gain (loss)                    73,736       166,121          (309)       (6,349)       (26,146)      (17,314)
                                         ------------  ------------  ------------  ------------  -------------  -----------
Realized gains (losses)                        78,432       235,919          (309)       (6,349)       (26,146)      (17,314)
                                         ------------  ------------  ------------  ------------  -------------  -----------
Unrealized appreciation (depreciation)
   during the period                         (360,331)      (27,658)           --            --             --            --
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations            (275,462)      224,433       213,260       979,667        773,427     9,937,361
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                               --           519       429,466       309,668      5,523,089    21,430,654
   Transfers between sub-accounts and
      the company                             (85,860)     (239,790)   17,491,934    61,833,589     48,915,079   (30,143,644)
   Withdrawals                               (118,120)     (232,333)  (22,851,518)  (19,858,013)    (1,803,080)      597,626
   Annual contract fee                         (2,955)       (3,677)     (184,515)     (124,736)      (854,523)     (815,061)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                              (206,935)     (475,281)   (5,114,633)   42,160,508     51,780,565    (8,930,425)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                            (482,397)     (250,848)   (4,901,373)   43,140,175     52,553,992     1,006,936
Contract owners' equity at beginning
   of period                                1,520,061     1,770,909    43,140,175            --    312,447,249   311,440,313
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $  1,037,664  $  1,520,061  $ 38,238,802  $ 43,140,175  $ 365,001,241  $312,447,249
                                         ============  ============  ============  ============  =============  ============







                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                     91,452       124,483     3,382,379            --     19,224,624    19,704,917
Units issued                                    1,779         1,314     2,667,916     6,094,823     21,627,888    25,342,787
Units redeemed                                 13,540        34,345     3,068,551     2,712,444     18,244,045    25,823,080
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                           79,691        91,452     2,981,744     3,382,379     22,608,467    19,224,624
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                           Mutual
                                                                           Shares
                                             Money Market Series II       Series I   Natural Resources Series II
                                         -----------------------------  -----------  ---------------------------
                                              2008            2007          2008          2008          2007
                                         --------------  -------------  -----------  -------------  ------------
Income:
   Dividend distributions                $   11,696,916  $  17,173,017  $   193,407  $     647,704  $  2,040,688
Expenses:
   Mortality and expense risk and
      administrative charges                (13,603,692)    (6,636,489)     (50,306)    (3,605,425)   (3,919,593)
                                         --------------  -------------  -----------  -------------  ------------
Net investment income (loss)                 (1,906,776)    10,536,528      143,101     (2,957,721)   (1,878,905)
                                         --------------  -------------  -----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                        --             --           --      7,826,683    99,374,761
   Net realized gain (loss)                     131,354       (315,519)     (44,713)   (54,696,669)   19,217,740
                                         --------------  -------------  -----------  -------------  ------------
Realized gains (losses)                         131,354       (315,519)     (44,713)   (46,869,986)  118,592,501
                                         --------------  -------------  -----------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                                 --             --   (3,430,317)   (84,040,000)  (38,478,502)
                                         --------------  -------------  -----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations            (1,775,422)    10,221,009   (3,331,929)  (133,867,707)   78,235,094
                                         --------------  -------------  -----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                        422,101,771    355,786,691    7,661,346      8,428,173    11,469,313
   Transfers between sub-accounts and
      the company                           881,751,341     16,633,788   14,329,106    (19,092,203)    4,495,133
   Withdrawals                             (350,479,994)  (253,110,361)     (81,632)   (31,200,606)  (36,219,795)
   Annual contract fee                       (2,850,772)    (1,134,223)    (217,369)      (638,791)     (632,912)
                                         --------------  -------------  -----------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             950,522,346    118,175,895   21,691,451    (42,503,427)  (20,888,261)
                                         --------------  -------------  -----------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                           948,746,924    128,396,904   18,359,522   (176,371,134)   57,346,833
Contract owners' equity at beginning of
   period                                   434,277,195    305,880,291           --    279,653,618   222,306,785
                                         --------------  -------------  -----------  -------------  ------------
Contract owners' equity at end of
   period                                $1,383,024,119  $ 434,277,195  $18,359,522  $ 103,282,484  $279,653,618
                                         ==============  =============  ===========  =============  ============

                                              2008            2007          2008          2008          2007
                                         --------------  -------------  -----------  -------------  ------------
Units, beginning of period                   33,634,489     24,353,986           --      5,632,699     5,989,474
Units issued                                104,361,951     55,780,577    2,229,538      2,393,190     2,588,471
Units redeemed                               30,899,620     46,500,074       38,258      3,506,043     2,945,246
                                         --------------  -------------  -----------  -------------  ------------
Units, end of period                        107,096,820     33,634,489    2,191,280      4,519,846     5,632,699
                                         ==============  =============  ===========  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Optimized All
                                                Cap Series II         Optimized Value Series II     Pacific Rim Series I
                                         --------------------------  --------------------------  ---------------------------
                                             2008           2007         2008           2007          2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $    538,531  $  1,188,366  $    351,919  $    285,509  $     433,583  $    896,325
Expenses:
   Mortality and expense risk and
      administrative charges               (1,359,407)   (1,432,374)     (262,817)     (317,438)      (453,187)     (742,993)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                 (820,876)     (244,008)       89,102       (31,929)       (19,604)      153,332
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                      --    12,431,349            --     1,179,565        795,947    12,192,862
   Net realized gain (loss)                (9,286,750)      304,502    (1,615,709)     (179,836)    (6,863,162)    7,144,072
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                    (9,286,750)   12,735,851    (1,615,709)      999,729     (6,067,215)   19,336,934
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (36,664,216)  (17,110,335)   (7,023,729)   (3,738,411)    (8,925,616)  (15,706,396)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (46,771,842)   (4,618,492)   (8,550,336)   (2,770,611)   (15,012,435)    3,783,870
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                          651,755       550,717       119,760       122,302        409,106       244,003
   Transfers between sub-accounts and
      the company                          (7,536,657)  138,472,582    (2,015,968)   25,361,755     (6,396,722)   (6,042,518)
   Withdrawals                             (8,918,010)  (17,302,097)   (1,874,603)   (4,342,514)    (4,667,985)   (9,853,721)
   Annual contract fee                       (451,856)     (353,309)      (84,272)      (67,704)       (77,884)     (107,156)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (16,254,768)  121,367,893    (3,855,083)   21,073,839    (10,733,485)  (15,759,392)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (63,026,610)  116,749,401   (12,405,419)   18,303,228    (25,745,920)  (11,975,522)
Contract owners' equity at beginning
   of period                              120,043,351     3,293,950    23,442,366     5,139,138     43,926,232    55,901,754
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 57,016,741  $120,043,351  $ 11,036,947  $ 23,442,366  $  18,180,312  $ 43,926,232
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  5,614,030       157,118     1,358,278       277,591      2,850,036     3,952,042
Units issued                                  405,956     7,357,908        66,171     1,546,360        449,046       724,565
Units redeemed                              1,248,994     1,900,996       317,282       465,673      1,277,968     1,826,571
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        4,770,992     5,614,030     1,107,167     1,358,278      2,021,114     2,850,036
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Pacific Rim Series II   PIM Classic Value Series II  PIMCO VIT All Asset Series II
                                         --------------------------  --------------------------  -----------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $    294,067  $    611,897  $    230,577  $    325,916  $   1,400,989  $  2,082,438
Expenses:
   Mortality and expense risk and
      administrative charges                 (419,391)     (671,401)     (231,884)     (425,338)      (412,119)     (499,408)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                 (125,324)      (59,504)       (1,307)      (99,422)       988,870     1,583,030
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                 734,533    10,513,543       238,983     2,614,838         68,363            --
   Net realized gain (loss)                (9,059,248)    2,672,521    (7,770,212)    1,459,806     (1,470,470)       19,885
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                    (8,324,715)   13,186,064    (7,531,229)    4,074,644     (1,402,107)       19,885
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (3,966,829)  (10,507,804)   (1,437,862)   (7,219,595)    (4,773,598)      255,180
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (12,416,868)    2,618,756    (8,970,398)   (3,244,373)    (5,186,835)    1,858,095
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                        1,337,254     2,655,871       766,577     1,682,561         77,274       217,632
   Transfers between sub-accounts and
      the company                         (10,458,588)      230,133      (995,049)   (8,818,530)     1,070,045    (9,789,441)
   Withdrawals                             (3,696,646)   (5,352,696)   (1,942,031)   (3,137,811)    (3,600,384)   (4,568,246)
   Annual contract fee                        (85,128)     (123,256)      (42,064)      (56,939)       (71,473)      (76,170)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (12,903,108)   (2,589,948)   (2,212,567)  (10,330,719)    (2,524,538)  (14,216,225)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (25,319,976)       28,808   (11,182,965)  (13,575,092)    (7,711,373)  (12,358,130)
Contract owners' equity at beginning
   of period                               39,752,807    39,723,999    20,613,743    34,188,835     27,808,742    40,166,872
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 14,432,831  $ 39,752,807  $  9,430,778  $ 20,613,743  $  20,097,369  $ 27,808,742
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  1,748,484     1,839,479     1,439,118     2,036,668      1,761,138     2,705,463
Units issued                                  504,336       888,191     1,118,127       682,343        646,784       319,786
Units redeemed                              1,156,563       979,186     1,319,568     1,279,893        866,171     1,264,111
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        1,096,257     1,748,484     1,237,677     1,439,118      1,541,751     1,761,138
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               Quantitative Mid            Quantitative Mid         Real Estate Securities
                                                 Cap Series I               Cap Series II                 Series I
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007          2008           2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $      2,325  $     32,147  $        785  $     73,474  $   2,535,256  $   3,992,843
Expenses:
   Mortality and expense risk and
      administrative charges                  (26,975)     (123,118)     (100,529)     (347,407)    (1,226,449)    (2,323,025)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net investment income (loss)                  (24,650)      (90,971)      (99,744)     (273,933)     1,308,807      1,669,818
                                         ------------  ------------  ------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions                   5,606     1,402,881        20,884     3,469,350      1,232,256     74,905,383
   Net realized gain (loss)                (1,944,689)     (993,163)   (6,131,490)   (1,116,112)   (39,068,560)    (6,646,643)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Realized gains (losses)                    (1,939,083)      409,718    (6,110,606)    2,353,238    (37,836,304)    68,258,740
                                         ------------  ------------  ------------  ------------  -------------  -------------
Unrealized appreciation (depreciation)
   during the period                        1,707,888      (460,833)    5,290,840    (4,019,442)     2,114,300    (93,597,637)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations            (255,845)     (142,086)     (919,510)   (1,940,137)   (34,413,197)   (23,669,079)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                           12,365        61,180        56,639       188,319        352,874        724,486
   Transfers between sub-accounts and
      the company                          (5,916,380)   (2,009,248)  (21,441,360)   19,019,961     (8,234,288)   (34,570,254)
   Withdrawals                               (340,568)   (1,254,611)     (964,283)   (3,586,308)   (14,207,800)   (24,391,474)
   Annual contract fee                         (4,329)      (17,776)      (30,593)      (80,003)      (182,058)      (283,891)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (6,248,912)   (3,220,455)  (22,379,597)   15,541,969    (22,271,272)   (58,521,133)
                                         ------------  ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in contract
   owners' equity                          (6,504,757)   (3,362,541)  (23,299,107)   13,601,832    (56,684,469)   (82,190,212)
Contract owners' equity at beginning
   of period                                6,504,757     9,867,298    23,299,107     9,697,275    103,497,312    185,687,524
                                         ------------  ------------  ------------  ------------  -------------  -------------
Contract owners' equity at end of
   period                                $         --  $  6,504,757  $         --  $ 23,299,107  $  46,812,843  $ 103,497,312
                                         ============  ============  ============  ============  =============  =============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                    479,164       699,910     1,360,671       548,247      3,404,402     5,075,483
Units issued                                   21,651        45,682         9,496     1,295,563        453,880       520,754
Units redeemed                                500,815       266,428     1,370,167       483,139      1,274,330     2,191,835
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                               --       479,164            --     1,360,671      2,583,952     3,404,402
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Real Estate                                         Science & Technology
                                            Securities Series II     Real Return Bond Series II            Series I
                                         --------------------------  --------------------------  ---------------------------
                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions                $  2,508,008  $  3,099,884  $    554,730  $  5,803,633  $          --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges               (1,391,452)   (2,308,552)   (1,598,704)   (1,463,865)    (1,909,965)   (2,904,224)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                1,116,556       791,332    (1,043,974)    4,339,768     (1,909,965)   (2,904,224)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions               1,280,156    68,039,958     2,491,658            --             --            --
   Net realized gain (loss)               (40,964,824)   (8,600,451)   (2,620,098)   (1,162,469)     8,921,654    14,940,136
                                         ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                   (39,684,668)   59,439,507      (128,440)   (1,162,469)     8,921,654    14,940,136
                                         ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                          439,697   (85,046,365)  (13,383,488)    4,752,155    (78,621,890)   19,675,520
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (38,128,415)  (24,815,526)  (14,555,902)    7,929,454    (71,610,201)   31,711,432
                                         ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                        2,874,809     7,927,639       460,003     1,004,532      1,121,569     1,669,032
   Transfers between sub-accounts and
      the company                          (7,307,048)   (6,307,675)   18,709,294      (817,446)   (15,505,791)  (28,405,945)
   Withdrawals                            (10,476,377)  (23,008,446)  (15,815,247)  (16,381,941)   (19,501,803)  (29,344,895)
   Annual contract fee                       (305,046)     (433,734)     (244,389)     (191,805)      (400,174)     (544,811)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (15,213,662)  (21,822,216)    3,109,661   (16,386,660)   (34,286,199)  (56,626,619)
                                         ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (53,342,077)  (46,637,742)  (11,446,241)   (8,457,206)  (105,896,400)  (24,915,187)
Contract owners' equity at beginning of
   period                                 106,982,665   153,620,407    89,175,625    97,632,831    183,286,811   208,201,998
                                         ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $ 53,640,588  $106,982,665  $ 77,729,384  $ 89,175,625  $  77,390,411  $183,286,811
                                         ============  ============  ============  ============  =============  ============

                                             2008          2007          2008          2007           2008          2007
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  4,179,110     4,890,295     5,983,075     7,163,412     14,544,121    19,134,560
Units issued                                  991,243     1,703,815     4,510,146     1,339,521        992,686     1,588,749
Units redeemed                              1,601,127     2,415,000     4,503,188     2,519,858      4,232,336     6,179,188
                                         ------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        3,569,226     4,179,110     5,990,033     5,983,075     11,304,471    14,544,121
                                         ============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Science & Technology           Scudder Equity             Scudder Fixed
                                                  Series II                Index 500 -- B               Income -- B
                                         --------------------------  -------------------------  --------------------------
                                             2008          2007          2008          2007         2008          2007
                                         ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions                $         --  $         --  $    463,509  $   393,818  $  2,850,334  $  2,310,113
Expenses:
   Mortality and expense risk and
      administrative charges                 (694,348)     (919,333)     (351,272)    (527,116)     (651,857)     (877,957)
                                         ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                 (694,348)     (919,333)      112,237     (133,298)    2,198,477     1,432,156
                                         ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                      --            --            --           --            --            --
   Net realized gain (loss)                 1,180,876     4,772,783       (67,341)   1,936,097    (1,973,563)     (457,962)
                                         ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                     1,180,876     4,772,783       (67,341)   1,936,097    (1,973,563)     (457,962)
                                         ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (25,428,660)    4,202,264   (10,167,926)    (559,952)   (9,002,696)      132,070
                                         ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (24,942,132)    8,055,714   (10,123,030)   1,242,847    (8,777,782)    1,106,264
                                         ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                        1,798,519     2,869,797       532,321      490,694       202,199       564,042
   Transfers between sub-accounts and
      the company                          (7,214,558)    7,676,341      (348,153)  (2,660,147)   (6,279,616)   (1,960,984)
   Withdrawals                             (5,613,957)  (10,047,848)   (2,639,762)  (7,298,335)   (4,854,554)  (10,959,690)
   Annual contract fee                       (165,671)     (201,605)     (120,247)    (155,522)     (198,751)     (226,011)
                                         ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (11,195,667)      296,685    (2,575,841)  (9,623,310)  (11,130,722)  (12,582,643)
                                         ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (36,137,799)    8,352,399   (12,698,871)  (8,380,463)  (19,908,504)  (11,476,379)
Contract owners' equity at beginning
   of period                               63,302,574    54,950,175    28,468,212   36,848,675    48,822,843    60,299,222
                                         ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of
   period                                $ 27,164,775  $ 63,302,574  $ 15,769,341  $28,468,212  $ 28,914,339  $ 48,822,843
                                         ============  ============  ============  ===========  ============  ============

                                             2008          2007          2008         2007          2008          2007
                                         ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                  4,022,564     4,062,323     1,252,764    1,674,427     3,489,402     4,404,715
Units issued                                  814,951     1,866,971       131,262      119,408        88,651       214,988
Units redeemed                              1,688,996     1,906,730       258,508      541,071       964,002     1,130,301
                                         ------------  ------------  ------------  -----------  ------------  ------------
Units, end of period                        3,148,519     4,022,564     1,125,518    1,252,764     2,614,051     3,489,402
                                         ============  ============  ============  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Small Cap
                                          Small Cap Index Series I    Small Cap Index Series II    Opportunities Series I
                                         --------------------------  --------------------------  --------------------------
                                             2008          2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions                $    278,003  $    582,055  $    755,516  $  1,008,918  $    958,268  $  1,407,198
Expenses:
   Mortality and expense risk and
      administrative charges                 (345,220)     (549,769)   (1,176,539)   (1,413,034)     (629,464)   (1,127,702)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                  (67,217)       32,286      (421,023)     (404,116)      328,804       279,496
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions                 235,984     4,498,423       781,733     9,544,162     1,337,802     4,278,210
   Net realized gain (loss)                (1,048,953)    2,842,184    (5,058,808)    2,399,866    (2,511,354)    5,575,814
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                      (812,969)    7,340,607    (4,277,075)   11,944,028    (1,173,552)    9,854,024
                                         ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (8,223,148)   (8,371,148)  (24,960,572)  (18,778,963)  (20,788,720)  (15,722,756)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (9,103,334)     (998,255)  (29,658,670)   (7,239,051)  (21,633,468)   (5,589,236)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                           89,029       189,988       735,589       881,300       155,203       315,579
   Transfers between sub-accounts and
      the company                          (1,889,544)   (4,802,593)   (7,336,475)   73,046,413    (4,688,452)  (12,330,717)
   Withdrawals                             (3,231,999)   (5,246,611)   (7,133,652)  (15,025,848)   (6,064,067)  (11,785,351)
   Annual contract fee                        (61,942)      (82,179)     (359,430)     (327,255)     (110,647)     (160,549)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (5,094,456)   (9,941,395)  (14,093,968)   58,574,610   (10,707,963)  (23,961,038)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (14,197,790)  (10,939,650)  (43,752,638)   51,335,559   (32,341,431)  (29,550,274)
Contract owners' equity at beginning
   of period                               29,607,850    40,547,500    95,873,608    44,538,049    58,486,467    88,036,741
                                         ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 15,410,060  $ 29,607,850  $ 52,120,970  $ 95,873,608  $ 26,145,036  $ 58,486,467
                                         ============  ============  ============  ============  ============  ============

                                             2008          2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                  1,722,251     2,273,619     5,337,612     2,384,686     2,601,624     3,561,237
Units issued                                  190,719       126,030       340,693     4,474,349       162,874       164,272
Units redeemed                                538,379       677,398     1,222,817     1,521,423       723,368     1,123,885
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period                        1,374,591     1,722,251     4,455,488     5,337,612     2,041,130     2,601,624
                                         ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Small Cap                                           Small Company
                                           Opportunities Series II     Small Cap Value Focus         Value Series I
                                         --------------------------  ------------------------  --------------------------
                                             2008          2007          2008         2007         2008          2007
                                         ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received       $    711,642  $    889,918  $    38,958  $    15,574  $    819,998  $    289,878
Expenses:
   Mortality and expense risk and
      administrative charges                 (547,798)     (948,663)    (119,464)    (202,049)   (1,816,937)   (2,874,171)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)                  163,844       (58,745)     (80,506)    (186,475)     (996,939)   (2,584,293)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received      1,076,903     3,379,998      213,212    1,967,696     2,242,588    28,431,903
   Net realized gain (loss)                (1,514,816)    3,908,704   (1,238,375)     132,049    (3,454,536)   18,898,458
                                         ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)                      (437,913)    7,288,702   (1,025,163)   2,099,745    (1,211,948)   47,330,361
                                         ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (17,585,517)  (11,981,163)  (2,597,841)  (2,082,169)  (32,884,634)  (47,276,330)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (17,859,586)   (4,751,206)  (3,703,510)    (168,899)  (35,093,521)   (2,530,262)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                          704,836     1,657,413        1,580        3,575       540,904       901,028
   Transfers between sub-accounts and
      the company                          (3,736,405)   (5,766,555)  (1,629,694)  (1,638,751)  (16,657,795)  (31,027,262)
   Withdrawals                             (3,927,938)  (10,544,296)  (1,084,788)  (1,871,168)  (19,945,072)  (30,612,279)
   Annual contract fee                       (133,560)     (195,703)     (25,480)     (34,390)     (298,887)     (379,021)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (7,093,067)  (14,849,141)  (2,738,382)  (3,540,734)  (36,360,850)  (61,117,534)
                                         ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (24,952,653)  (19,600,347)  (6,441,892)  (3,709,633)  (71,454,371)  (63,647,796)
Contract owners' equity at beginning
   of period                               47,273,342    66,873,689   11,280,274   14,989,907   150,842,006   214,489,802
                                         ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of
   period                                $ 22,320,689  $ 47,273,342  $ 4,838,382  $11,280,274  $ 79,387,635  $150,842,006
                                         ============  ============  ===========  ===========  ============  ============

                                             2008          2007         2008         2007          2008          2007
                                         ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period                  2,158,038     2,748,812      298,503      361,524     6,598,777     9,132,897
Units issued                                  161,936       236,177        9,389        6,265       553,314       203,644
Units redeemed                                515,147       826,951       83,270       69,286     2,316,614     2,737,764
                                         ------------  ------------  -----------  -----------  ------------  ------------
Units, end of period                        1,804,827     2,158,038      224,622      298,503     4,835,477     6,598,777
                                         ============  ============  ===========  ===========  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                Small Company
                                               Value Series II         Strategic Bond Series I    Strategic Bond Series II
                                         --------------------------  --------------------------  --------------------------
                                             2008          2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $    484,227  $         --  $  5,852,108  $ 11,694,963  $  4,490,225  $  8,136,499
Expenses:
   Mortality and expense risk and
      administrative charges               (1,668,553)   (2,488,167)   (1,372,617)   (1,896,059)   (1,130,198)   (1,517,547)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)               (1,184,326)   (2,488,167)    4,479,491     9,798,904     3,360,027     6,618,952
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received      1,897,220    23,085,510            --            --            --            --
   Net realized gain (loss)                (6,988,725)   12,072,739    (5,377,210)    2,100,498    (5,625,383)      307,318
                                         ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                    (5,091,505)   35,158,249    (5,377,210)    2,100,498    (5,625,383)      307,318
                                         ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (25,814,555)  (35,483,958)  (16,069,180)  (13,838,800)  (10,622,877)   (8,647,220)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (32,090,386)   (2,813,876)  (16,966,899)   (1,939,398)  (12,888,233)   (1,720,950)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                        2,424,057     6,184,923       200,805       368,223     1,871,150     5,285,360
   Transfers between sub-accounts and
      the company                         (11,351,698)  (22,929,182)  (12,634,797)    6,120,260   (12,523,316)   (2,388,260)
   Withdrawals                            (13,130,583)  (26,422,723)  (19,897,774)  (23,506,460)  (10,384,012)  (12,521,701)
   Annual contract fee                       (375,973)     (496,073)     (109,607)     (145,349)     (229,859)     (266,646)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (22,434,197)  (43,663,055)  (32,441,373)  (17,163,326)  (21,266,037)   (9,891,247)
                                         ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (54,524,583)  (46,476,931)  (49,408,272)  (19,102,724)  (34,154,270)  (11,612,197)
Contract owners' equity at beginning of
   period                                 125,797,753   172,274,684   115,930,647   135,033,371    85,480,105    97,092,302
                                         ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 71,273,170  $125,797,753  $ 66,522,375  $115,930,647  $ 51,325,835  $ 85,480,105
                                         ============  ============  ============  ============  ============  ============

                                             2008          2007          2008          2007          2008          2007
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                  6,480,945     8,526,743     5,698,598     6,540,056     5,438,541     6,041,040
Units issued                                1,022,552       629,925       274,530       821,030       474,734       974,241
Units redeemed                              2,337,085     2,675,723     2,016,287     1,662,488     1,930,464     1,576,740
                                         ------------  ------------  ------------  ------------  ------------  ------------
Units, end of period                        5,166,412     6,480,945     3,956,841     5,698,598     3,982,811     5,438,541
                                         ============  ============  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               T Rowe Price
                                            Mid Value Series II       Total Return Series I      Total Return Series II
                                         ------------------------  --------------------------  --------------------------
                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $    99,030  $   285,786  $ 12,093,046  $ 19,743,403  $ 11,005,087  $ 14,728,659
Expenses:
   Mortality and expense risk and
      administrative charges                (166,493)    (262,171)   (3,912,085)   (4,064,738)   (3,751,589)   (3,347,073)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                 (67,463)      23,615     8,180,961    15,678,665     7,253,498    11,381,586
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received       247,972    3,395,980     2,826,370            --     2,453,389            --
   Net realized gain (loss)               (2,396,164)     307,284    (2,146,233)   (1,296,817)     (987,730)   (1,332,795)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                   (2,148,192)   3,703,264       680,137    (1,296,817)    1,465,659    (1,332,795)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (2,203,338)  (3,958,027)   (6,297,224)    2,769,307    (7,050,715)    2,738,206
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (4,418,993)    (231,148)    2,563,874    17,151,155     1,668,442    12,786,997
                                         -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                         177,455      320,987       973,709     1,044,627    13,075,925    11,284,526
   Transfers between sub-accounts and
      the company                         (1,354,347)   1,744,761    30,349,955    (3,675,029)   46,773,698    (1,074,557)
   Withdrawals                            (1,567,614)  (2,763,461)  (50,763,204)  (45,704,062)  (32,179,500)  (33,330,257)
   Annual contract fee                       (27,280)     (39,016)     (563,609)     (488,211)     (663,721)     (544,957)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (2,771,786)    (736,729)  (20,003,149)  (48,822,675)   27,006,402   (23,665,245)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (7,190,779)    (967,877)  (17,439,275)  (31,671,520)   28,674,844   (10,878,248)
Contract owners' equity at beginning of
   period                                 14,516,220   15,484,097   254,966,759   286,638,279   204,912,106   215,790,354
                                         -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 7,325,441  $14,516,220  $237,527,484  $254,966,759  $233,586,950  $204,912,106
                                         ===========  ===========  ============  ============  ============  ============

                                             2008         2007          2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                   889,968      937,625    14,285,278    17,147,454    13,299,866    14,889,527
Units issued                                 242,318      438,720     3,557,856     1,471,745     7,508,339     2,159,802
Units redeemed                               432,133      486,377     4,680,659     4,333,921     5,728,642     3,749,463
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                         700,153      889,968    13,162,475    14,285,278    15,079,563    13,299,866
                                         ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Total Stock Market         Total Stock Market
                                              Index Series I             Index Series II             U.S. Core Series I
                                         -------------------------  -------------------------  ----------------------------
                                             2008          2007         2008          2007          2008          2007
                                         ------------  -----------  ------------  -----------  -------------  -------------
Income:
   Dividend distributions received       $    266,790  $   618,379  $    689,108  $   941,951  $   5,385,685  $  14,059,110
Expenses:
   Mortality and expense risk and
      administrative charges                 (279,810)    (437,692)     (834,847)  (1,008,169)    (5,401,452)    (9,510,009)
                                         ------------  -----------  ------------  -----------  -------------  -------------
Net investment income (loss)                  (13,020)     180,687      (145,739)     (66,218)       (15,767)     4,549,101
                                         ------------  -----------  ------------  -----------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received         35,152    1,014,193       101,346    2,378,784      4,416,784     54,543,863
   Net realized gain (loss)                   745,590    2,970,974    (1,491,200)   1,759,759   (241,357,387)   (62,920,640)
                                         ------------  -----------  ------------  -----------  -------------  -------------
Realized gains (losses)                       780,742    3,985,167    (1,389,854)   4,138,543   (236,940,603)    (8,376,777)
                                         ------------  -----------  ------------  -----------  -------------  -------------
Unrealized appreciation (depreciation)
   during the period                       (8,805,726)  (3,041,100)  (22,497,509)  (4,235,649)    72,488,039      6,124,930
                                         ------------  -----------  ------------  -----------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from operations          (8,038,004)   1,124,754   (24,033,102)    (163,324)  (164,468,331)     2,297,254
                                         ------------  -----------  ------------  -----------  -------------  -------------
Changes from principal transactions:
   Purchase payments                           53,841      154,688       457,608      820,343      1,132,012      2,313,430
   Transfers between sub-accounts and
      the company                          (2,440,385)  (3,150,813)   (6,079,674)  51,093,906   (320,467,985)   (63,868,823)
   Withdrawals                             (2,979,062)  (3,531,922)   (5,796,889)  (9,884,844)   (66,692,575)  (116,929,575)
   Annual contract fee                        (38,643)     (53,005)     (266,347)    (246,818)      (555,240)      (831,405)
                                         ------------  -----------  ------------  -----------  -------------  -------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (5,404,249)  (6,581,052)  (11,685,302)  41,782,587   (386,583,788)  (179,316,373)
                                         ------------  -----------  ------------  -----------  -------------  -------------
Total increase (decrease) in contract
   owners' equity                         (13,442,253)  (5,456,298)  (35,718,404)  41,619,263   (551,052,119)  (177,019,119)
Contract owners' equity at beginning of
   period                                  24,997,000   30,453,298    71,822,066   30,202,803    551,052,119    728,071,238
                                         ------------  -----------  ------------  -----------  -------------  -------------
Contract owners' equity at end of
   period                                $ 11,554,747  $24,997,000  $ 36,103,662  $71,822,066  $          --  $ 551,052,119
                                         ============  ===========  ============  ===========  =============  =============

                                             2008          2007         2008          2007          2008          2007
                                         ------------  -----------  ------------  -----------  -------------  -------------
Units, beginning of period                  1,875,342    2,366,410     4,118,314    1,795,635     22,294,779     29,245,565
Units issued                                  104,966      185,259       156,482    3,446,980        207,658        260,785
Units redeemed                                574,896      676,327       927,140    1,124,301     22,502,437      7,211,571
                                         ------------  -----------  ------------  -----------  -------------  -------------
Units, end of period                        1,405,412    1,875,342     3,347,656    4,118,314             --     22,294,779
                                         ============  ===========  ============  ===========  =============  =============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                        U.S. Global Leaders        U.S. Global Leaders
                                             U.S. Core Series II          Growth Series I           Growth Series II
                                         --------------------------  -------------------------  -------------------------
                                             2008          2007          2008          2007         2008          2007
                                         ------------  ------------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received       $    489,224  $  1,284,606  $     88,665  $   347,431  $     63,229  $   198,280
Expenses:
   Mortality and expense risk and
      administrative charges                 (662,097)   (1,129,876)     (110,541)    (431,577)      (92,526)    (373,055)
                                         ------------  ------------  ------------  -----------  ------------  -----------
Net investment income (loss)                 (172,873)      154,730       (21,876)     (84,146)      (29,297)    (174,775)
                                         ------------  ------------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received        493,638     5,989,776     3,192,802           --     2,512,683           --
   Net realized gain (loss)               (23,962,916)    2,416,010    (1,359,281)     775,242      (945,353)     678,625
                                         ------------  ------------  ------------  -----------  ------------  -----------
Realized gains (losses)                   (23,469,278)    8,405,786     1,833,521      775,242     1,567,330      678,625
                                         ------------  ------------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation)
   during the period                        5,158,494    (8,656,596)   (1,890,716)    (112,208)   (1,629,033)     (72,733)
                                         ------------  ------------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from operations         (18,483,657)      (96,080)      (79,071)     578,888       (91,000)     431,117
                                         ------------  ------------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                          310,459       659,979        25,507      158,818        76,841      376,161
   Transfers between sub-accounts and
      the company                         (37,811,252)   (7,390,957)  (23,999,218)  (2,301,550)  (19,089,146)  (2,672,345)
   Withdrawals                             (4,593,781)  (10,329,977)   (1,161,165)  (4,744,538)     (793,962)  (3,839,261)
   Annual contract fee                       (147,988)     (229,449)      (23,108)     (75,410)      (18,271)     (78,108)
                                         ------------  ------------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (42,242,562)  (17,290,404)  (25,157,984)  (6,962,680)  (19,824,538)  (6,213,553)
                                         ------------  ------------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract
   owners' equity                         (60,726,219)  (17,386,484)  (25,237,055)  (6,383,792)  (19,915,538)  (5,782,436)
Contract owners' equity at beginning of
   period                                  60,726,219    78,112,703    25,237,055   31,620,847    19,915,538   25,697,974
                                         ------------  ------------  ------------  -----------  ------------  -----------
Contract owners' equity at end of
   period                                $         --  $ 60,726,219  $         --  $25,237,055  $         --  $19,915,538
                                         ============  ============  ============  ===========  ============  ===========

                                             2008          2007          2008          2007         2008          2007
                                         ------------  ------------  ------------  -----------  ------------  -----------
Units, beginning of period                  4,303,291     5,504,158     1,900,451    2,430,020     1,509,637    1,984,361
Units issued                                   63,067       147,049        35,211      117,634         9,289       78,057
Units redeemed                              4,366,358     1,347,916     1,935,662      647,203     1,518,926      552,781
                                         ------------  ------------  ------------  -----------  ------------  -----------
Units, end of period                               --     4,303,291            --    1,900,451            --    1,509,637
                                         ============  ============  ============  ===========  ============  ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               U.S. Government             U.S. Government           U.S. High Yield
                                             Securities Series I        Securities Series II            Series II
                                         --------------------------  --------------------------  ----------------------
                                             2008          2007          2008          2007         2008        2007
                                         ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received       $  4,179,044  $ 10,570,930  $  2,912,003  $  5,668,492  $  118,054  $  237,233
Expenses:
   Mortality and expense risk and
      administrative charges               (1,697,467)   (1,946,924)   (1,192,082)   (1,164,159)    (28,939)    (38,122)
                                         ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                2,481,577     8,624,006     1,719,921     4,504,333      89,115     199,111
                                         ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             --            --            --            --          --          --
   Net realized gain (loss)                (5,079,312)   (2,191,076)   (3,174,308)   (1,024,622)   (161,357)     15,157
                                         ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                    (5,079,312)   (2,191,076)   (3,174,308)   (1,024,622)   (161,357)     15,157
                                         ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation)
   during the period                       (1,017,887)   (4,359,727)     (944,712)   (2,533,123)   (312,935)   (183,812)
                                         ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from operations          (3,615,622)    2,073,203    (2,399,099)      946,588    (385,177)     30,456
                                         ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                          418,220       965,956     4,880,999     2,917,349      16,442      51,359
   Transfers between sub-accounts and
      the company                           8,214,434     4,433,640    20,479,755     4,978,617     711,788     123,537
   Withdrawals                            (20,429,361)  (23,312,674)  (11,948,389)  (12,960,529)   (407,730)   (617,194)
   Annual contract fee                       (187,741)     (179,845)     (180,821)     (165,632)     (4,104)     (4,068)
                                         ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (11,984,448)  (18,092,923)   13,231,544    (5,230,195)    316,396    (446,366)
                                         ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract
   owners' equity                         (15,600,070)  (16,019,720)   10,832,445    (4,283,607)    (68,781)   (415,910)
Contract owners' equity at beginning of
   period                                 120,827,665   136,847,385    70,264,181    74,547,788   2,123,558   2,539,468
                                         ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of
   period                                $105,227,595  $120,827,665  $ 81,096,626  $ 70,264,181  $2,054,777  $2,123,558
                                         ============  ============  ============  ============  ==========  ==========

                                             2008          2007          2008          2007         2008        2007
                                         ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                  6,153,456     7,000,426     5,107,643     5,486,202     151,673     183,393
Units issued                                2,307,132     1,128,168     5,007,103     1,679,580     198,709     276,873
Units redeemed                              2,921,319     1,975,138     4,016,353     2,058,139     161,670     308,593
                                         ------------  ------------  ------------  ------------  ----------  ----------
Units, end of period                        5,539,269     6,153,456     6,098,393     5,107,643     188,712     151,673
                                         ============  ============  ============  ============  ==========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                               U.S. Large Cap               U.S. Large Cap
                                               Value Series I               Value Series II          UBS Large Cap Series I
                                         ---------------------------  --------------------------  ---------------------------
                                              2008          2007          2008          2007           2008          2007
                                         -------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received       $   3,164,296  $  2,631,686  $  1,224,628  $    686,284  $   2,384,036  $  1,432,907
Expenses:
   Mortality and expense risk and
      administrative charges                (2,204,275)   (3,721,139)     (955,329)   (1,523,914)    (2,638,120)   (2,700,096)
                                         -------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                   960,021    (1,089,453)      269,299      (837,630)      (254,084)   (1,267,189)
                                         -------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received              --            --            --            --             --    11,379,074
   Net realized gain (loss)                  4,074,197    26,371,067     1,476,135    10,820,446    (13,854,748)      639,965
                                         -------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                      4,074,197    26,371,067     1,476,135    10,820,446    (13,854,748)   12,019,039
                                         -------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (74,929,813)  (26,522,699)  (30,150,756)  (10,557,642)   (72,608,701)  (25,463,388)
                                         -------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from operations          (69,895,595)   (1,241,085)  (28,405,322)     (574,826)   (86,717,533)  (14,711,538)
                                         -------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                           510,195     1,061,619     1,501,545     3,984,790        820,594       823,642
   Transfers between sub-accounts and
      the company                          (15,557,150)  (30,706,144)   (4,434,714)  (13,023,686)   (13,345,993)  289,332,903
   Withdrawals                             (25,126,076)  (40,530,653)   (5,806,869)  (12,567,113)   (27,519,689)  (30,385,255)
   Annual contract fee                        (380,062)     (509,892)     (229,243)     (301,476)      (284,089)     (234,009)
                                         -------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            (40,553,093)  (70,685,070)   (8,969,281)  (21,907,485)   (40,329,177)  259,537,281
                                         -------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract
   owners' equity                         (110,448,688)  (71,926,155)  (37,374,603)  (22,482,311)  (127,046,710)  244,825,743
Contract owners' equity at beginning of
   period                                  203,732,919   275,659,074    78,591,932   101,074,243    244,825,743            --
                                         -------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of
   period                                $  93,284,231  $203,732,919  $ 41,217,329  $ 78,591,932  $ 117,779,033  $244,825,743
                                         =============  ============  ============  ============  =============  ============

                                              2008          2007          2008          2007           2008          2007
                                         -------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                  13,857,607    18,402,991     5,042,326     6,320,408     15,761,365            --
Units issued                                   451,782       391,484       523,692       475,365        247,177    18,565,917
Units redeemed                               3,763,133     4,936,868     1,140,923     1,753,447      3,291,220     2,804,552
                                         -------------  ------------  ------------  ------------  -------------  ------------
Units, end of period                        10,546,256    13,857,607     4,425,095     5,042,326     12,717,322    15,761,365
                                         =============  ============  ============  ============  =============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                          UBS Large Cap Series II      Utilities Series I          Utilities Series II
                                         ------------------------  --------------------------  --------------------------
                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received       $   144,401  $    84,192  $    983,574  $  1,120,666  $  1,030,704  $  1,032,155
Expenses:
   Mortality and expense risk and
      administrative charges                (215,159)    (228,671)     (623,317)     (891,674)     (771,678)   (1,031,892)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                 (70,758)    (144,479)      360,257       228,992       259,026           263
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            --      914,063     1,657,061    13,372,632     1,975,021    14,884,648
   Net realized gain (loss)               (1,703,120)    (982,335)   (3,569,502)    6,851,104    (3,908,320)    5,769,745
                                         -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                   (1,703,120)     (68,272)   (1,912,441)   20,223,736    (1,933,299)   20,654,393
                                         -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                      (4,529,574)  (1,990,142)  (16,819,060)   (7,484,610)  (19,609,487)   (7,147,678)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (6,303,452)  (2,202,893)  (18,371,244)   12,968,118   (21,283,760)   13,506,978
                                         -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                          98,067      185,628       206,041       438,643       765,892     1,034,798
   Transfers between sub-accounts and
      the company                         (1,524,881)  20,473,423   (10,663,123)    1,735,105   (11,591,444)    2,724,184
   Withdrawals                            (1,850,950)  (1,968,148)   (6,969,825)  (11,756,613)   (7,496,106)  (10,193,756)
   Annual contract fee                       (52,326)     (54,396)     (110,159)     (129,852)     (152,604)     (197,361)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (3,330,090)  18,636,507   (17,537,066)   (9,712,717)  (18,474,262)   (6,632,135)
                                         -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (9,633,542)  16,433,614   (35,908,310)    3,255,401   (39,758,022)    6,874,843
Contract owners' equity at beginning of
   period                                 18,166,603    1,732,989    58,246,956    54,991,555    65,472,203    58,597,360
                                         -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of
   period                                $ 8,533,061  $18,166,603  $ 22,338,646  $ 58,246,956  $ 25,714,181  $ 65,472,203
                                         ===========  ===========  ============  ============  ============  ============

                                             2008         2007         2008          2007          2008          2007
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                 1,178,361      111,882     2,640,125     3,126,751     1,983,965     2,218,803
Units issued                                 152,346    1,413,129       436,923     1,153,284       615,003       711,474
Units redeemed                               398,627      346,650     1,402,150     1,639,910     1,309,341       946,312
                                         -----------  -----------  ------------  ------------  ------------  ------------
Units, end of period                         932,080    1,178,361     1,674,898     2,640,125     1,289,627     1,983,965
                                         ===========  ===========  ============  ============  ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                 Wellington
                                                                                                  Small Cap
                                                                                                   Growth
                                               Value Series I              Value Series II        Series I
                                         --------------------------  --------------------------  ----------
                                             2008          2007          2008          2007         2008
                                         ------------  ------------  ------------  ------------  ----------
Income:
   Dividend distributions received       $  1,110,707  $  2,339,011  $    291,631  $    547,266   $     --
Expenses:
   Mortality and expense risk and
      administrative charges               (1,662,275)   (2,621,572)     (589,148)     (877,258)       (71)
                                         ------------  ------------  ------------  ------------   --------
Net investment income (loss)                 (551,568)     (282,561)     (297,517)     (329,992)       (71)
                                         ------------  ------------  ------------  ------------   --------
Realized gains (losses) on investments:
   Capital gain distributions received      3,550,157    49,273,071     1,159,765    15,635,690         --
   Net realized gain (loss)                (9,818,603)   15,887,099    (7,562,828)    2,955,928        (18)
                                         ------------  ------------  ------------  ------------   --------
Realized gains (losses)                    (6,268,446)   65,160,170    (6,403,063)   18,591,618        (18)
                                         ------------  ------------  ------------  ------------   --------
Unrealized appreciation (depreciation)
   during the period                      (47,343,622)  (52,902,867)  (11,783,977)  (15,022,089)    (5,358)
                                         ------------  ------------  ------------  ------------   --------
Net increase (decrease) in contract
   owners' equity from operations         (54,163,636)   11,974,742   (18,484,557)    3,239,537     (5,447)
                                         ------------  ------------  ------------  ------------   --------
Changes from principal transactions:
   Purchase payments                        1,301,842       682,201     1,761,653     4,510,994         --
   Transfers between sub-accounts and
      the company                         (14,264,449)  (10,234,583)   (5,832,708)   (3,835,858)    22,673
   Withdrawals                            (18,998,849)  (28,431,219)   (4,015,260)   (7,341,272)        --
   Annual contract fee                       (263,561)     (299,096)     (113,311)     (145,073)        --
                                         ------------  ------------  ------------  ------------   --------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                           (32,225,017)  (38,282,697)   (8,199,626)   (6,811,209)    22,673
                                         ------------  ------------  ------------  ------------   --------
Total increase (decrease) in contract
   owners' equity                         (86,388,653)  (26,307,955)  (26,684,183)   (3,571,672)    17,226
Contract owners' equity at beginning of
   period                                 154,362,894   180,670,849    50,705,018    54,276,690         --
                                         ------------  ------------  ------------  ------------   --------
Contract owners' equity at end of
   period                                $ 67,974,241  $154,362,894  $ 24,020,835  $ 50,705,018   $ 17,226
                                         ============  ============  ============  ============   ========

                                             2008          2007          2008          2007         2008
                                         ------------  ------------  ------------  ------------  ----------
Units, beginning of period                  5,823,831     7,252,323     2,511,265     2,811,426         --
Units issued                                  513,831       513,191       602,876       998,012      2,080
Units redeemed                              1,809,860     1,941,683     1,054,403     1,298,173         --
                                         ------------  ------------  ------------  ------------   --------
Units, end of period                        4,527,802     5,823,831     2,059,738     2,511,265      2,080
                                         ============  ============  ============  ============   ========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                      Wellington
                                              Wellington Small         Small Cap         Wellington Small
                                           Cap Growth Series II     Value Series I      Cap Value Series II
                                         -------------------------  --------------  --------------------------
                                             2008          2007          2008           2008          2007
                                         ------------  -----------  --------------  ------------  ------------
Income:
   Dividend distributions received       $         --  $        --      $   85      $    569,551  $    401,799
Expenses:
   Mortality and expense risk and
      administrative charges                 (486,459)    (525,751)        (17)         (880,494)   (1,104,178)
                                         ------------  -----------      ------      ------------  ------------
Net investment income (loss)                 (486,459)    (525,751)         68          (310,943)     (702,379)
                                         ------------  -----------      ------      ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received        380,489    7,990,803          --           187,768    13,639,426
   Net realized gain (loss)                (5,540,209)      (5,366)         (5)      (10,908,943)     (549,017)
                                         ------------  -----------      ------      ------------  ------------
Realized gains (losses)                    (5,159,720)   7,985,437          (5)      (10,721,175)   13,090,409
                                         ------------  -----------      ------      ------------  ------------
Unrealized appreciation (depreciation)
   during the period                       (9,954,748)  (4,043,961)       (545)       (7,648,306)  (15,714,200)
                                         ------------  -----------      ------      ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations         (15,600,927)   3,415,725        (482)      (18,680,424)   (3,326,170)
                                         ------------  -----------      ------      ------------  ------------
Changes from principal transactions:
   Purchase payments                        2,485,711    3,071,003          --         1,410,380     3,685,194
   Transfers between sub-accounts and
      the company                           4,168,394    6,828,232       8,522         5,874,535     8,274,135
   Withdrawals                             (3,424,273)  (5,548,495)         --        (8,476,201)  (10,031,604)
   Annual contract fee                        (83,040)     (66,736)         --          (141,261)     (135,708)
                                         ------------  -----------      ------      ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             3,146,792    4,284,004       8,522        (1,332,547)    1,792,017
                                         ------------  -----------      ------      ------------  ------------
Total increase (decrease) in contract
   owners' equity                         (12,454,135)   7,699,729       8,040       (20,012,971)   (1,534,153)
Contract owners' equity at beginning of
   period                                  37,590,676   29,890,947          --        65,291,497    66,825,650
                                         ------------  -----------      ------      ------------  ------------
Contract owners' equity at end of
   period                                $ 25,136,541  $37,590,676      $8,040      $ 45,278,526  $ 65,291,497
                                         ============  ===========      ======      ============  ============

                                             2008         2007           2008           2008          2007
                                         ------------  -----------  --------------  ------------  ------------
Units, beginning of period                  1,950,372    1,718,376          --         4,135,953     4,011,905
Units issued                                1,237,061    1,359,991         998         1,794,031     2,328,719
Units redeemed                                972,274    1,127,995         175         1,966,454     2,204,671
                                         ------------  -----------      ------      ------------  ------------
Units, end of period                        2,215,159    1,950,372         823         3,963,530     4,135,953
                                         ============  ===========      ======      ============  ============

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                            Wells Capital Core
                                               Bond Series II
                                         -------------------------
                                             2008          2007
                                         ------------  -----------
Income:
   Dividend distributions received       $   374,313   $   184,072
Expenses:
   Mortality and expense risk and
      administrative charges                 (75,003)      (39,357)
                                         -----------   -----------
Net investment income (loss)                 299,310       144,715
                                         -----------   -----------
Realized gains (losses) on investments:
   Capital gain distributions received            --            --
   Net realized gain (loss)                  (70,896)       25,885
                                         -----------   -----------
Realized gains (losses)                      (70,896)       25,885
                                         -----------   -----------
Unrealized appreciation (depreciation)
   during the period                         (97,766)      (47,426)
                                         -----------   -----------
Net increase (decrease) in contract
   owners' equity from operations            130,648       123,174
                                         -----------   -----------
Changes from principal transactions:
   Purchase payments                          27,627         6,214
   Transfers between sub-accounts and
      the company                          6,250,305     2,617,126
   Withdrawals                            (1,559,979)     (613,090)
   Annual contract fee                       (12,822)       (3,218)
                                         -----------   -----------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                            4,705,131     2,007,032
                                         -----------   -----------
Total increase (decrease) in contract
   owners' equity                          4,835,779     2,130,206
Contract owners' equity at beginning of
   period                                  3,624,178     1,493,972
                                         -----------   -----------
Contract owners' equity at end of
   period                                $ 8,459,957   $ 3,624,178
                                         ===========   ===========

                                             2008         2008
                                         -----------   -----------
Units, beginning of period                   272,577       117,383
Units issued                                 907,337       331,097
Units redeemed                               551,796       175,903
                                        ------------   -----------
Units, end of period                         628,118       272,577
                                        ============   ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 148 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 6 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                         NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2008 are as follows:

SUB-ACCOUNTS CLOSED                                2008
-------------------                               ------
Dynamic Growth Series I                           Apr 25
Dynamic Growth Series II                          Apr 25
Quantitative Mid Cap Series I                     Apr 25
Quantitative Mid Cap Series II                    Apr 25
U.S. Global Leaders Growth Series I               Apr 25
U.S. Global Leaders Growth Series II              Apr 25
Emerging Growth Series II                         Nov 7
Independence Investment LLC Small Cap Series II   Nov 7
U.S. Core Series I                                Nov 7
U.S. Core Series II                               Nov 7

SUB-ACCOUNTS OPENED                                2008
-------------------                               ------
American Blue Chip Income & Growth Series III     Feb 11
American Global Small Capitalization Series III   Feb 11
American Growth Series III                        Feb 11
American Growth - Income Series III               Feb 11
Mutual Shares Series I                            Feb 11
American Asset Allocation Series III              Feb 13
American Fundamental Holdings Series III          Feb 15
American Bond Series III                          Feb 21
Founding Allocation Series I                      Feb 25
Core Allocation Plus Series I                     Mar 6
LMFC Core Equity Series I                         Mar 24
American International Series III                 Mar 25
American New World Series III                     Mar 25
American Global Growth Series III                 Mar 26
Wellington Small Cap Growth Series I              Apr 15
American Asset High-Income Bond Series III        May 13
Mid Cap Intersection Series I                     May 14
Wellington Small Cap Value Series I               Jun 10
Capital Appreciation Value Series II              Jun 16
Core Allocation Plus Series II                    Jun 16
Disciplined Diversification Series II             Jun 16

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 3% to 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from .45% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2008.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

4. FAIR VALUE OF FINANCIAL INSTRUMENTS

Effective January 1, 2008, the Company adopted SFAS 157, "Fair Value Measurements" (SFAS 157), which defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. SFAS 157 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit value. An exit value is not a forced liquidation or distressed sale.

Following SFAS 157 guidance, the Account has categorized its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Account's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

- Level 1 - Fair value measurements that reflect unadjusted, quoted prices in active markets for identical assets and liabilities that the Account has the ability to access at the measurement date. For sub-accounts which invest in shares of other investment trusts, fair value is typically the net asset value ("NAV") of the portfolio of the registered investment trust.

- Level 2 - Fair value measurements using inputs other than quoted prices included within Level 1 that are observable, either directly or indirectly.

- Level 3 - Fair value measurements using significant non market observable inputs.

All of the Account's sub-accounts' investments in a portfolio of the Trust and the Outside Trust are valued at Level 1.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2008 were as follows:

Sub-account                                            Purchases         Sales
-----------                                         --------------   ------------
500 Index Fund B Series NAV                         $    3,689,930   $ 14,395,570
500 Index Series I                                       9,200,025     30,130,728
500 Index Series II                                      6,749,010     18,539,942
Active Bond Series I                                     6,351,833     24,582,521
Active Bond Series II                                   22,116,486    178,165,102
All Cap Core Series I                                    3,364,441     23,294,615
All Cap Core Series II                                   1,120,823      4,177,751
All Cap Growth Series I                                  3,515,406     35,674,467
All Cap Growth Series II                                 1,299,057      6,249,135
All Cap Value Series I                                   7,029,625     14,330,540
All Cap Value Series II                                  4,624,760     11,345,601
American Asset Allocation Series II                    606,195,327     44,718,558
American Asset Allocation Series III                    41,114,604        846,422
American Asset High-Income Bond Series II               18,554,665     16,059,790
American Asset High-Income Bond Series III                 122,865          7,531
American Blue Chip Income & Growth Series II            10,929,657     33,746,886
American Blue-Chip Income & Growth Series III           19,021,154        461,349
American Bond Series II                                128,669,798    267,375,358
American Bond Series III                                22,726,560      1,684,773
American Century - Small Company Series II                 758,194      1,566,124
American Fundamental Holdings Series II                701,731,001     13,745,828
American Fundamental Holdings Series III                18,327,998        304,965
American Global Diversification Series II              685,752,537     42,026,846
American Global Growth Series II                        68,569,689     46,373,339
American Global Growth Series III                          339,943          6,489
American Global Small Capitalization Series II          34,249,758     25,185,881
American Global Small Capitalization Series III          6,618,241         25,115
American Growth Series II                              231,791,182    228,921,882
American Growth Series III                              12,175,972         24,268
American Growth-Income Series II                       137,698,793    173,573,110
American Growth-Income Series III                       14,847,500         59,733
American International Series II                       155,756,128    158,650,615
American International Series III                          390,367          4,109
American New World Series II                            48,576,236     53,685,960
American New World Series III                              146,626          2,057
Basic Value Focus                                          644,069      5,216,659
Blue Chip Growth Series I                               42,806,759    106,947,577
Blue Chip Growth Series II                              39,285,133     36,975,409
Bond Index Trust A Series II                             1,153,271        731,542
Capital Appreciation Series I                            6,170,443     39,688,238
Capital Appreciation Series II                           7,725,508     18,258,090
Capital Appreciation Value Series II                   155,775,534      6,060,261
CGTC Overseas Equity Series II                           2,251,763      2,806,510
Core Allocation Plus Series I                            5,194,547        517,823
Core Allocation Plus Series II                          53,243,126      2,195,444
Disciplined Diversification Series II                   97,726,326      8,488,465
Dynamic Growth Series I                                  2,420,697     61,611,702
Dynamic Growth Series II                                   329,499     23,526,178
Emerging Growth Series II                                2,138,924      6,632,932

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                            Purchases         Sales
-----------                                         --------------   ------------
Emerging Small Company Series I                     $    4,509,421   $ 20,682,083
Emerging Small Company Series II                         8,096,311     13,763,874
Equity-Income Series I                                  29,863,209    120,987,706
Equity-Income Series II                                 28,305,667     58,091,110
Financial Services Series I                             10,628,664     11,212,286
Financial Services Series II                            17,689,902     12,637,529
Founding Allocation Series I                            15,406,429        454,278
Founding Allocation Series II                          624,345,133     96,228,458
Fundamental Value Series I                             304,477,799     45,400,730
Fundamental Value Series II                             71,816,394     66,069,703
Global Allocation Series I                               5,393,984     16,933,697
Global Allocation Series II                             18,937,469     31,088,928
Global Bond Series I                                    46,805,600     56,716,094
Global Bond Series II                                   68,307,240    116,229,342
Global Trust Series I                                   13,827,393     37,577,085
Global Trust Series II                                   2,936,526     12,505,649
Health Sciences Series I                                13,919,056     26,634,596
Health Sciences Series II                               21,485,732     29,180,425
High Income Series II                                    2,782,565      1,580,150
High Yield Series I                                     31,673,117     43,974,746
High Yield Series II                                    38,838,910     35,372,840
Income & Value Series I                                 13,843,406     55,554,487
Income & Value Series II                                 5,570,106     18,417,478
Independence Investment LLC Small Cap Series II            471,427      1,116,152
Index Allocation Series II                             169,486,616     47,226,004
International Core Series I                              8,769,084     20,773,660
International Core Series II                             9,438,106     14,972,783
International Equity Index B Series NAV                  8,297,843     32,167,295
International Small Cap Series I                         8,361,624     23,521,839
International Small Cap Series II                       19,292,962     70,261,363
International Value Series I                            23,211,625     53,014,005
International Value Series II                            2,868,068      7,169,701
Investment Quality Bond Series I                        31,209,790     39,537,230
Investment Quality Bond Series II                       29,073,267     58,216,415
John Hancock International Equity Index Series I         3,788,154      9,933,156
John Hancock International Equity Index Series II        6,997,742     12,413,402
John Hancock Strategic Income Series II                  4,674,414      8,264,589
Large Cap Value Series I                                 7,973,615     20,202,175
Large Cap Value Series II                                6,896,873     15,171,376
Lifestyle Aggressive Series I                           35,222,942     51,795,270
Lifestyle Aggressive Series II                          68,767,398     71,166,827
Lifestyle Balanced Series I                            145,820,309    272,477,888
Lifestyle Balanced Series II                         1,684,982,842    577,201,958
Lifestyle Conservative Series I                        119,684,327     89,964,622
Lifestyle Conservative Series II                       954,154,520    186,752,442
Lifestyle Growth Series I                              142,690,201    208,985,704
Lifestyle Growth Series II                           2,197,666,759    643,929,070
Lifestyle Moderate Series I                             76,851,365     98,630,923
Lifestyle Moderate Series II                           685,700,712    183,161,885
LMFC Core Equity Series I                                  160,276            660
LMFC Core Equity Series II                              12,510,122     11,815,177
Marisco International Opportunities Series II           18,358,905     30,818,575

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                            Purchases         Sales
-----------                                         --------------   ------------
Mid Cap Index Series I                              $   16,442,826   $ 19,469,010
Mid Cap Index Series II                                 34,767,414     26,144,160
Mid Cap Intersection Series I                                7,470          1,688
Mid Cap Intersection Series II                           7,769,852      5,494,066
Mid Cap Stock Series I                                  77,710,961     88,970,794
Mid Cap Stock Series II                                 46,005,558     54,042,902
Mid Cap Value Series I                                  15,374,017     39,642,746
Mid Cap Value Series II                                 14,452,782     33,527,370
ML Global Allocation                                        50,380        246,183
Money Market B Series NAV                               34,555,174     39,456,237
Money Market Series I                                  346,991,023    294,410,885
Money Market Series II                               1,332,214,796    383,599,226
Mutual Shares Series I                                  22,267,341        432,789
Natural Resources Series II                            107,368,980    145,003,445
Pacific Rim Series I                                     7,291,424     17,248,567
Pacific Rim Series II                                   10,183,111     22,477,009
PIM Classic Value Series II                             13,489,908     15,464,800
PIMCO VIT All Asset Series II                           11,218,351     12,685,657
Quantitative All Cap Series II                           6,050,265     23,125,910
Quantitative Mid Cap Series I                              291,628      6,559,583
Quantitative Mid Cap Series II                             163,066     22,621,524
Quantitative Value Series II                             1,146,135      4,912,116
Real Estate Securities Series I                         15,973,794     35,704,003
Real Estate Securities Series II                        24,895,968     37,712,919
Real Return Bond Series II                              70,789,192     66,231,847
Science & Technology Series I                            8,928,701     45,124,865
Science & Technology Series II                          10,205,327     22,095,342
Scudder Equity Index 500 -- B                            2,677,488      5,141,091
Scudder Fixed Income -- B                                3,929,874     12,862,119
Small Cap Index Series I                                 3,193,663      8,119,352
Small Cap Index Series II                                6,221,094     19,954,352
Small Cap Opportunities Series I                         4,843,393     13,884,751
Small Cap Opportunities Series II                        4,028,784      9,881,103
Small Cap Value Focus                                      480,088      3,085,764
Small Company Value Series I                            14,942,660     50,057,861
Small Company Value Series II                           20,205,493     41,926,796
Strategic Bond Series I                                 10,713,169     38,675,050
Strategic Bond Series II                                10,894,612     28,800,622
T Rowe Price Mid Value Series II                         3,674,507      6,265,783
Total Return Series I                                   77,550,764     86,546,582
Total Return Series II                                 124,317,434     87,604,145
Total Stock Market Index Series I                        1,424,783      6,806,900
Total Stock Market Index Series II                       2,707,967     14,437,662
U.S. Core Series I                                      12,459,371    394,642,143
U.S. Core Series II                                      1,728,840     43,650,636
U.S. Global Leaders Growth Series I                      3,725,774     25,712,832
U.S. Global Leaders Growth Series II                     2,677,397     20,018,550
U.S. Government Securities Series I                     45,693,164     55,196,035
U.S. Government Securities Series II                    68,510,171     53,558,705
U.S. High Yield Series II                                2,605,953      2,200,441
U.S. Large Cap Value Series I                            7,889,009     47,482,081

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

5. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                            Purchases         Sales
-----------                                         --------------   ------------
U.S. Large Cap Value Series II                      $    6,842,178   $ 15,542,162
UBS Large Cap Series I                                   5,138,477     45,721,738
UBS Large Cap Series II                                  1,840,437      5,241,285
Utilities Series I                                      10,936,602     26,456,350
Utilities Series II                                     20,591,536     36,831,752
Value Series I                                          11,813,545     41,039,973
Value Series II                                         10,800,979     18,138,355
Wellington Small Cap Growth Series I                        22,673             71
Wellington Small Cap Growth Series II                   18,306,709     15,265,889
Wellington Small Cap Value Series I                         10,410          1,825
Wellington Small Cap Value Series II                    26,081,356     27,537,078
Wells Capital Core Bond Series II                       11,888,860      6,884,419

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  --------  ------------------  --------------  --------------------
500 Index Fund B Series
   NAV                      2008    5,844    $7.59 to $7.50   $ 44,222    2.05% to 1.40%         2.04%      (38.07)% to (38.47)%
                            2007    6,936    12.25 to 12.20     84,872     2.05 to 1.40          1.25         (2.01) to (2.43)
500 Index Series I          2008    6,939     8.91 to 8.25      53,451     1.90 to 0.45          0.68        (37.49) to (38.39)
                            2007    8,813    14.47 to 13.19    109,739     1.90 to 0.45          2.20           4.43 to 2.92
                            2006   11,610    14.21 to 11.66    139,913     1.90 to 0.45          0.98          14.74 to 13.09
                            2005   14,907    12.54 to 10.29    158,071     1.90 to 0.45          1.61           3.82 to 2.33
                            2004   18,323    12.23 to 10.03    189,375     1.90 to 0.45          0.92           9.76 to 8.18
500 Index Series II         2008    3,917    11.61 to 11.06     39,679     2.05 to 0.45          0.47        (37.68) to (38.68)
                            2007    4,687    18.94 to 17.75     76,993     2.05 to 0.45          1.92           4.25 to 2.59
                            2006    5,989    18.53 to 15.21     95,202     2.05 to 0.45          0.82          14.54 to 12.73
                            2005    7,895    16.42 to 13.44    110,890     2.05 to 0.45          1.41           3.65 to 2.01
                            2004    9,261    16.08 to 13.12    126,997     2.05 to 0.45          0.67           9.50 to 7.76
Active Bond Series I        2008    5,542    12.14 to 11.51     64,896     1.90 to 0.45          5.10        (10.94) to (12.23)
                            2007    7,222    13.63 to 13.11     95,921     1.90 to 0.45          8.52           3.58 to 2.08
                            2006    8,812    13.16 to 12.85    114,129     1.90 to 0.45          2.87           3.95 to 2.46
                            2005   11,076    12.66 to 12.54    139,269     1.90 to 0.45          0.00           1.29 to 0.31
Active Bond Series II       2008   23,847    12.06 to 11.37    275,346     2.05 to 0.45          4.72        (11.05) to (12.47)
                            2007   37,399    13.56 to 12.99    491,157     2.05 to 0.45          7.95           3.31 to 1.66
                            2006   38,059    13.12 to 12.78    489,521     2.05 to 0.45          2.62           3.74 to 2.10
                            2005   39,503    12.65 to 12.51    495,632     2.05 to 0.45          0.00           1.18 to 0.10
All Cap Core Series I       2008    4,405     9.09 to 9.02      48,379     1.90 to 0.45          1.57        (39.90) to (40.77)
                            2007    5,691    15.34 to 15.01    105,085     1.90 to 0.45          1.40           2.20 to 0.72
                            2006    7,796    20.83 to 9.21     143,933     1.90 to 0.45          0.72          14.23 to 12.59
                            2005   10,039    18.41 to 8.17     163,206     1.90 to 0.45          0.79           8.59 to 7.03
                            2004   12,446    17.11 to 7.62     188,029     1.90 to 0.45          0.46          15.81 to 14.13
All Cap Core Series II      2008      682    12.27 to 12.10      7,549     2.05 to 0.45          1.33        (40.02) to (40.98)
                            2007      876    20.79 to 20.17     16,332     2.05 to 0.45          0.75           1.95 to 0.32
                            2006      546    20.80 to 16.71     10,072     2.05 to 0.45          0.58          14.03 to 12.23
                            2005      621    18.52 to 14.83     10,075     2.05 to 0.45          0.67           8.40 to 6.69
                            2004      804    17.34 to 13.84     12,196     2.05 to 0.45          0.30          15.53 to 13.70
All Cap Growth Series I     2008    6,912    10.21 to 8.01      76,574     1.90 to 0.45          0.29        (42.21) to (43.04)
                            2007    8,855    17.67 to 14.07    171,682     1.90 to 0.45          0.04          11.55 to 9.94
                            2006   11,560    20.21 to 8.59     205,159     1.90 to 0.45          0.00           6.10 to 4.57
                            2005   14,210    19.23 to 8.20     240,460     1.90 to 0.45          0.00           8.50 to 6.95
                            2004   18,298    17.89 to 7.65     288,179     1.90 to 0.45          0.00           6.04 to 4.51
All Cap Growth Series II    2008    1,159    10.76 to 10.10     10,760     2.05 to 0.45          0.10        (42.32) to (43.24)
                            2007    1,505    18.96 to 17.51     24,474     2.05 to 0.45          0.00          11.32 to 9.55
                            2006    1,743    17.37 to 14.04     25,736     2.05 to 0.45          0.00           5.84 to 4.17
                            2005    2,059    16.66 to 13.42     29,032     2.05 to 0.45          0.00           8.28 to 6.57
                            2004    2,590    15.62 to 12.54     34,155     2.05 to 0.45          0.00           5.85 to 4.17

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES - (CONTINUED)

                                             AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE    ASSETS      EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST   (000S)   HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  --------  ------------------  --------------  --------------------
All Cap Value Series I      2008    2,223   $13.08 to $11.79  $ 26,764    1.90% to 0.45%         0.78%      (29.10)% to (30.13)%
                            2007    2,757    18.45 to 16.87     47,390     1.90 to 0.45          1.69           7.84 to 6.28
                            2006    3,603    17.11 to 15.85     58,058     1.90 to 0.45          0.99          13.20 to 11.58
                            2005    4,262    15.12 to 14.19     61,297     1.90 to 0.45          0.55           5.24 to 3.73
                            2004    4,917    14.36 to 13.67     67,924     1.90 to 0.45          0.32          15.43 to 13.77
All Cap Value Series II     2008    2,009    14.62 to 13.94     25,562     2.05 to 0.45          0.54        (29.19) to (30.32)
                            2007    2,483    20.97 to 19.69     45,032     2.05 to 0.45          1.34           7.55 to 5.84
                            2006    3,376    19.89 to 15.89     57,471     2.05 to 0.45          0.80          13.02 to 11.23
                            2005    3,771    17.86 to 14.23     57,393     2.05 to 0.45          0.12           4.94 to 3.28
                            2004    4,126    17.28 to 13.73     60,281     2.05 to 0.45          0.20          15.27 to 13.44
American Asset Allocation
   Series II                2008   89,206     8.80 to 8.57     771,852     2.05 to 0.45          3.11        (30.15) to (31.26)
                            2007   37,749    12.60 to 12.47    472,822     2.05 to 0.45          3.79           0.81 to (0.26)
American Asset Allocation
   Series III               2008    3,703     9.24 to 9.18      34,188     1.55 to 0.80          8.47        (26.08) to (26.57)
American Asset High-
   Income Bond Series II    2008    3,594     9.07 to 8.83      31,998     2.05 to 0.45          6.39        (24.73) to (25.93)
                            2007    3,619    12.05 to 11.92     43,281     2.05 to 0.45         13.20         (3.62) to (4.65)
American Asset High-
   Income Bond Series III   2008       11     9.74 to 9.68         103     1.55 to 0.80         37.68        (22.06) to (22.57)
American Blue-Chip Income
   & Growth Series II       2008    5,410    13.13 to 11.99     66,643     2.05 to 0.45          3.81        (37.05) to (38.05)
                            2007    7,008    20.86 to 19.36    138,675     2.05 to 0.45          2.05           1.02 to (0.59)
                            2006    8,938    20.65 to 19.48    177,061     2.05 to 0.45          0.43          16.27 to 14.43
                            2005    9,653    17.76 to 17.02    166,288     2.05 to 0.45          0.04           6.19 to 4.51
                            2004    9,918    16.72 to 16.29    162,747     2.05 to 0.45          0.00           8.64 to 6.91
American Blue-Chip Income
   & Growth Series III      2008    1,817     8.50 to 8.45      15,441     1.55 to 0.80         10.53        (31.98) to (32.43)
American Bond Series II     2008   50,088    12.14 to 11.49    585,290     2.05 to 0.45          9.01        (10.23) to (11.66)
                            2007   66,523    13.52 to 13.01    875,494     2.05 to 0.45          4.45           2.30 to 0.66
                            2006   36,600    13.22 to 12.92    475,934     2.05 to 0.45          0.00           6.01 to 4.33
                            2005   10,103    12.47 to 12.38    125,328     2.05 to 0.45          0.00         (0.27) to (0.92)
American Bond Series III    2008    1,708    11.19 to 11.11     19,101     1.55 to 0.80         18.03        (10.49) to (11.08)
American Century  Small
   Company Series II        2008      231     8.80 to 8.17       1,934     2.05 to 0.45          0.00        (43.56) to (44.46)
                            2007      286    15.59 to 14.70      4,287     2.05 to 0.45          0.00         (7.14) to (8.62)
                            2006      488    16.79 to 16.09      7,959     2.05 to 0.45          0.00           4.94 to 3.28
                            2005    1,645    16.00 to 15.58     25,860     2.05 to 0.45          0.00           5.52 to 3.85
                            2004      451    15.16 to 15.00      6,788     2.05 to 0.45          0.00          21.32 to 20.04
American Fundamental
   Holdings Series II       2008   64,804     9.52 to 8.49     553,472     2.05 to 0.35          5.63        (23.87) to (32.37)
                            2007    4,219    12.58 to 12.55     53,003     2.05 to 0.45          2.84           0.65 to 0.43
American Fundamental
   Holdings Series III      2008    1,576     9.09 to 9.03      14,319     1.55 to 0.80          9.38        (27.26) to (27.74)
American Global
   Diversification
   Series II                2008   62,576     9.23 to 8.01     504,068     2.05 to 0.35          4.62        (26.13) to (36.18)
                            2007    8,251    12.58 to 12.55    103,611     2.05 to 0.45          2.96           0.61 to 0.39
American Global Growth
   Series II                2008   17,516     8.13 to 7.91     139,771     2.05 to 0.45          2.33        (38.96) to (39.93)
                            2007   16,199    13.31 to 13.17    214,070     2.05 to 0.45          3.30           6.51 to 1.66

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES - (CONTINUED)

                                              AT DECEMBER 31,                   FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  --------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE     ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST    (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  ----------  ------------------  --------------  --------------------
American Global Growth
   Series III               2008       32    $8.36 to $8.30   $      270    1.55% to 0.80%        11.31%      (33.12)% to (33.56)%
American Global Small
   Capitalization
   Series II                2008    7,111     6.25 to 6.09        43,637     2.05 to 0.45          1.24        (54.00) to (54.74)
                            2007    6,051    13.59 to 13.44       81,611     2.05 to 0.45          2.66           8.71 to 7.55
American Global Small
   Capitalization
   Series III               2008      777     6.46 to 6.42         5,017     1.55 to 0.80          7.92        (48.32) to (48.67)
American Growth Series II   2008   74,067    13.27 to 12.12      860,203     2.05 to 0.45          1.68        (44.53) to (45.42)
                            2007   71,979    23.91 to 22.20    1,544,152     2.05 to 0.45          0.97          11.23 to 9.45
                            2006   65,701    21.50 to 12.85    1,324,518     2.05 to 0.45          0.17           9.15 to 2.77
                            2005   53,643    19.70 to 18.88    1,024,545     2.05 to 0.45          0.00          15.07 to 13.25
                            2004   39,162    17.12 to 16.67      657,625     2.05 to 0.45          0.00          11.41 to 9.64
American Growth Series
   III                      2008    1,283     7.48 to 7.43         9,589     1.55 to 0.80          8.43        (40.17) to (40.57)
American GrowthIncome
   Series II                2008   63,942    12.96 to 11.84      734,827     2.05 to 0.45          1.90        (38.45) to (39.43)
                            2007   66,656    21.06 to 19.55    1,269,653     2.05 to 0.45          2.82           4.00 to 2.35
                            2006   57,500    20.25 to 13.50    1,094,820     2.05 to 0.45          0.92          14.10 to 8.01
                            2005   45,371    17.74 to 17.01      780,505     2.05 to 0.45          0.35           4.81 to 3.16
                            2004   31,223    16.93 to 16.49      518,556     2.05 to 0.45          0.22           9.34 to 7.60
American GrowthIncome
   Series III               2008    1,445     8.33 to 8.27        12,028     1.55 to 0.80          8.98        (33.38) to (33.82)
American International
   Series II                2008   36,071    18.95 to 17.30      569,687     2.05 to 0.45          3.67        (42.73) to (43.64)
                            2007   36,873    33.08 to 30.71    1,049,619     2.05 to 0.45          2.13          18.87 to 16.97
                            2006   33,554    27.83 to 13.23      856,032     2.05 to 0.45          0.72          17.79 to 5.84
                            2005   24,693    23.63 to 22.64      565,653     2.05 to 0.45          0.51          20.33 to 18.42
                            2004   14,790    19.64 to 19.12      284,896     2.05 to 0.45          0.29          18.21 to 16.33
American International
   Series III               2008       34     8.10 to 8.05           279     1.55 to 0.80         10.20        (35.17) to (35.60)
American New World
   Series II                2008    4,594     8.58 to 8.35        38,682     2.05 to 0.45          2.18        (42.92) to (43.83)
                            2007    5,282    15.02 to 14.86       78,752     2.05 to 0.45          4.11          20.18 to 3.01
American New World
   Series III               2008       15     7.84 to 7.79           115     1.55 to 0.80         12.33        (37.28) to (37.70)
Basic Value Focus           2008      560    20.38 to 10.55        9,193     1.90 to 1.40          1.86        (37.72) to (38.03)
                            2007      771    32.71 to 17.02       20,420     1.90 to 1.40          1.15           0.22 to (0.28)
                            2006    1,058    32.64 to 16.86       28,247     1.90 to 1.40          1.32          19.98 to 19.38
                            2005    1,355    27.21 to 14.11       30,549     1.90 to 0.45          1.13           1.36 to 0.85
                            2004    1,658    26.84 to 13.97       36,880     1.90 to 1.40          0.93           9.39 to 8.84
Blue Chip Growth Series I   2008   17,615    10.63 to 8.49       224,482     1.90 to 0.45          0.31        (42.79) to (43.62)
                            2007   21,089    18.58 to 15.07      478,935     1.90 to 0.45          0.72          12.24 to 10.61
                            2006   26,907    24.22 to 10.96      554,434     1.90 to 0.45          0.21           9.09 to 5.59
                            2005   33,551    22.46 to 10.18      642,723     1.90 to 0.45          0.42           5.12 to 3.62
                            2004   41,137    21.63 to 9.81       759,232     1.90 to 0.45          0.12           8.54 to 6.98
Blue Chip Growth Series
   II                       2008    9,393    10.74 to 10.46       89,182     2.05 to 0.45          0.14        (42.89) to (43.80)
                            2007    9,256    19.11 to 18.31      155,552     2.05 to 0.45          0.39          12.00 to 10.22
                            2006   10,160    17.40 to 13.18      154,585     2.05 to 0.45          0.03           8.82 to 5.44
                            2005   11,287    16.23 to 13.41      159,767     2.05 to 0.45          0.00           4.89 to 3.23
                            2004   10,152    15.71 to 12.94      138,678     2.05 to 0.45          0.06           8.34 to 6.62

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Bond Index Trust A
   Series II                2008       67   $13.49 to $13.35  $       906    2.05% to 1.40%         2.29%         4.05% to 3.37%
                            2007       35    12.97 to 12.91           459     2.05 to 1.40          2.75           3.74 to 3.29
Capital Appreciation
   Series I                 2008   13,837     8.33 to 6.92         89,610     1.90 to 0.45          0.43        (37.50) to (38.41)
                            2007   17,486    13.52 to 11.07       182,898     1.90 to 0.45          0.27          11.11 to 9.50
                            2006   22,981    12.66 to 9.20        218,602     1.90 to 0.45          0.00           1.80 to 0.34
                            2005    4,458    12.41 to 9.15         42,848     1.90 to 0.45          0.00          13.48 to 11.86
                            2004    4,728    11.08 to 8.17         40,612     1.90 to 0.45          0.00           8.84 to 7.27
Capital Appreciation
   Series II                2008    4,711    11.85 to 10.71        45,780     2.05 to 0.45          0.22        (37.64) to (38.63)
                            2007    5,414    19.31 to 17.18        85,349     2.05 to 0.45          0.08          10.86 to 9.09
                            2006    6,969    17.77 to 12.63       100,281     2.05 to 0.45          0.00           1.61 to 0.00
                            2005    3,050    17.75 to 13.37        43,563     2.05 to 0.45          0.00          13.19 to 11.40
                            2004    2,967    15.92 to 11.95        38,036     2.05 to 0.45          0.00           8.74 to 7.01
Capital Appreciation
   Value Series II          2008   14,299     9.12 to 9.04        129,560     2.05 to 0.45          1.23        (27.08) to (27.71)
CGTC Overseas Equity
   Series II                2008      284    11.68 to 11.01         3,186     2.05 to 0.45          1.58        (42.45) to (43.37)
                            2007      348    20.30 to 19.45         6,853     2.05 to 0.45          0.02          11.70 to 9.92
                            2006      382    18.17 to 17.69         6,821     2.05 to 0.45          0.44          19.10 to 17.22
                            2005      288    15.36 to 15.09         4,363     2.05 to 0.45          0.00          22.04 to 20.76
Core Allocation Plus
   Series I                 2008      460     9.03 to 8.97          4,147     1.55 to 0.80          1.98        (27.76) to (28.24)
Core Allocation Plus
   Series II                2008    5,294     8.80 to 8.72         46,295     2.05 to 0.45          1.05        (29.64) to (30.25)
Disciplined
   Diversification
   Series II                2008    8,663     9.18 to 9.10         79,086     2.05 to 0.45          1.85        (26.55) to (27.19)
Dynamic Growth Series I     2008       --    11.94 to 5.76             --     1.90 to 0.45          0.00         (9.78) to (10.20)
                            2007   10,219    13.30 to 6.39         65,540     1.90 to 0.45          0.00           8.78 to 7.20
                            2006   13,497    12.54 to 5.42         80,189     1.90 to 0.45          0.00          10.53 to 8.94
                            2005   17,531    11.49 to 4.96         95,384     1.90 to 0.45          0.00          11.89 to 10.29
                            2004   20,131    10.40 to 4.49         99,318     1.90 to 0.45          0.00           9.50 to 7.92
Dynamic Growth Series II    2008       --    19.08 to 17.26            --     2.05 to 0.45          0.00         (9.91) to (10.36)
                            2007    1,447    21.29 to 19.16        25,788     2.05 to 0.45          0.00           8.69 to 6.95
                            2006    1,869    19.98 to 15.80        30,934     2.05 to 0.45          0.00          10.23 to 8.48
                            2005    2,631    18.40 to 14.50        40,096     2.05 to 0.45          0.00          11.51 to 9.74
                            2004    2,713    16.75 to 13.16        37,343     2.05 to 0.45          0.00           9.53 to 7.78
Emerging Growth Series II   2008       --    10.75 to 9.84             --     2.05 to 0.45          0.42        (49.21) to (49.90)
                            2007      407    21.16 to 19.64         8,174     2.05 to 0.45          0.00           3.27 to 1.62
                            2006      574    20.49 to 19.33        11,308     2.05 to 0.45          0.00          10.88 to 9.13
                            2005      474    18.48 to 17.71         8,502     2.05 to 0.45          0.00           6.90 to 5.21
                            2004      473    17.29 to 16.84         8,037     2.05 to 0.45          0.00           6.16 to 4.47
Emerging Small Company
   Series I                 2008    3,348    10.08 to 7.71         33,589     1.90 to 0.45          0.00        (43.53) to (44.35)
                            2007    4,312    17.86 to 13.85        78,404     1.90 to 0.45          0.00           7.56 to 6.00
                            2006    5,675    19.70 to 9.08         98,496     1.90 to 0.45          0.00           1.95 to 0.48
                            2005    7,372    19.51 to 9.03        125,171     1.90 to 0.45          0.00           4.57 to 3.07
                            2004    9,204    18.84 to 8.74        151,794     1.90 to 0.45          0.00          11.02 to 9.42

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Emerging Small Company
   Series II                2008    2,088   $10.61 to $9.50   $    18,300    2.05% to 0.45%         0.00%      (43.65)% to (44.55)%
                            2007    2,456    19.14 to 16.87        38,606     2.05 to 0.45          0.00           7.35 to 5.64
                            2006    3,257    18.18 to 14.11        47,965     2.05 to 0.45          0.00           1.72 to 0.11
                            2005    4,485    18.14 to 14.04        65,843     2.05 to 0.45          0.00           4.39 to 2.73
                            2004    4,677    17.64 to 13.61        66,353     2.05 to 0.45          0.00          10.81 to 9.05
EquityIncome Series I       2008   13,650    14.33 to 10.87       261,747     1.90 to 0.45          2.24        (36.25) to (37.17)
                            2007   17,778    22.47 to 17.31       540,216     1.90 to 0.45          2.81           2.88 to 1.39
                            2006   22,179    36.09 to 13.77       662,231     1.90 to 0.45          1.55          18.49 to 10.17
                            2005   26,812    30.74 to 14.61       685,525     1.90 to 0.45          1.30           3.46 to 1.97
                            2004   30,961    30.00 to 14.33       775,420     1.90 to 0.45          1.29          14.29 to 12.64
EquityIncome Series II      2008   11,489    12.57 to 11.91       126,409     2.05 to 0.45          2.11        (36.45) to (37.46)
                            2007   13,765    20.10 to 18.74       241,867     2.05 to 0.45          2.48           2.70 to 1.06
                            2006   16,212    19.96 to 13.75       282,032     2.05 to 0.45          1.36          18.23 to 10.03
                            2005   18,135    17.14 to 14.64       270,442     2.05 to 0.45          0.93           3.26 to 1.62
                            2004   17,406    16.85 to 14.38       254,336     2.05 to 0.45          0.89          14.09 to 12.28
Financial Services
   Series I                 2008    1,624     9.48 to 8.72         14,200     1.90 to 0.45          0.82        (44.90) to (45.70)
                            2007    1,792    17.21 to 16.06        28,749     1.90 to 0.45          1.20         (7.24) to (8.58)
                            2006    2,583    18.56 to 14.42        45,180     1.90 to 0.45          0.36          22.57 to 15.39
                            2005    2,635    15.14 to 14.21        37,996     1.90 to 0.45          0.39           9.28 to 7.72
                            2004    3,009    13.85 to 13.18        40,133     1.90 to 0.45          0.36           9.88 to 8.30
Financial Services
   Series II                2008    2,477    10.75 to 10.20        23,207     2.05 to 0.45          0.66        (45.00) to (45.88)
                            2007    2,222    19.86 to 18.55        38,360     2.05 to 0.45          0.87         (7.35) to (8.83)
                            2006    2,934    21.86 to 14.40        55,701     2.05 to 0.45          0.21          22.22 to 15.22
                            2005    2,548    18.16 to 15.54        40,197     2.05 to 0.45          0.20           9.13 to 7.41
                            2004    2,668    16.89 to 14.45        39,012     2.05 to 0.45          0.24           9.59 to 7.85
Founding Allocation
   Series I                 2008    1,345     8.69 to 8.63         11,671     1.55 to 0.80          6.91        (30.51) to (30.97)
Founding Allocation
   Series II                2008  136,082    13.21 to 7.54      1,035,742     2.05 to 0.35          2.91           5.67 to (36.87)
                            2007   88,895    12.07 to 11.94     1,067,048     2.05 to 0.45          0.97         (3.45) to (4.47)
Fundamental Value
   Series I                 2008   33,466    10.85 to 10.11       336,160     1.90 to 0.45          2.42        (39.59) to (40.47)
                            2007    8,886    17.95 to 16.97       148,942     1.90 to 0.45          1.57           3.57 to 2.07
                            2006   10,715    17.34 to 13.64       175,241     1.90 to 0.45          0.80          14.00 to 9.10
                            2005   12,105    15.21 to 14.28       175,605     1.90 to 0.45          0.46           8.35 to 6.80
                            2004   13,372    14.03 to 13.35       181,041     1.90 to 0.45          0.46          11.30 to 9.69
Fundamental Value
   Series II                2008   23,786    12.08 to 11.67       251,341     2.05 to 0.45          0.64        (39.73) to (40.69)
                            2007   22,520    20.36 to 19.37       399,581     2.05 to 0.45          1.21           3.41 to 1.75
                            2006   20,167    20.09 to 13.62       353,591     2.05 to 0.45          0.58          13.73 to 8.94
                            2005   15,513    17.93 to 15.62       245,661     2.05 to 0.45          0.21           8.21 to 6.50
                            2004   11,922    16.82 to 14.65       176,399     2.05 to 0.45          0.31          10.94 to 9.18
Global Allocation
   Series I                 2008    3,166     9.34 to 9.19         26,694     1.90 to 0.45          4.53        (34.59) to (35.53)
                            2007    4,328    14.49 to 14.04        56,387     1.90 to 0.45          6.21           4.66 to 3.14
                            2006    5,264    14.20 to 12.39        66,274     1.90 to 0.45          1.04          12.99 to 6.53
                            2005    5,523    12.73 to 11.10        62,159     1.90 to 0.45          0.96           5.73 to 4.21
                            2004    5,658    12.19 to 10.62        60,918     1.90 to 0.45          1.02          12.22 to 10.60

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Global Allocation
   Series II                2008   11,729   $12.43 to $11.69  $   121,346    2.05% to 0.45%         4.78%      (34.69)% to (35.73)%
                            2007   12,998    19.35 to 17.90       208,609     2.05 to 0.45          6.27           4.40 to 2.73
                            2006   11,570    18.90 to 13.30       181,781     2.05 to 0.45          0.77          12.77 to 6.39
                            2005    7,328    17.01 to 13.74       105,078     2.05 to 0.45          0.71           5.46 to 3.79
                            2004    3,418    16.38 to 13.18        47,201     2.05 to 0.45          0.58          12.02 to 10.24
Global Bond Series I        2008    3,603    18.64 to 17.44        81,496     1.90 to 0.45          0.63         (4.91) to (6.28)
                            2007    3,988    19.61 to 18.61        97,298     1.90 to 0.45          7.40           9.14 to 7.56
                            2006    4,255    27.35 to 12.69        97,361     1.90 to 0.45          0.00           4.80 to 1.56
                            2005    5,053    26.35 to 16.54       112,958     1.90 to 0.45          4.81         (6.96) to (8.30)
                            2004    5,762    28.59 to 18.02       140,271     1.90 to 0.45          3.93           9.75 to 8.16
Global Bond Series II       2008    9,374    18.18 to 13.62       154,496     2.05 to 0.45          0.58         (5.09) to (6.60)
                            2007   12,099    19.15 to 14.58       212,896     2.05 to 0.45          7.11           8.85 to 7.29
                            2006   11,018    17.60 to 12.67       182,700     2.05 to 0.45          0.00           4.60 to 1.36
                            2005    8,123    16.83 to 13.23       132,346     2.05 to 0.45          4.05         (7.07) to (8.54)
                            2004    5,635    18.33 to 14.46       100,044     2.05 to 0.45          2.53           9.57 to 7.83
Global Trust Series I       2008    6,778    10.91 to 9.60        109,603     1.90 to 0.45          1.91        (39.82) to (40.69)
                            2007    7,318    18.12 to 16.18       212,666     1.90 to 0.45          2.29           0.88 to (0.58)
                            2006    8,922    33.14 to 15.13       260,712     1.90 to 0.45          1.35          19.78 to 18.06
                            2005   10,732    27.93 to 12.80       264,521     1.90 to 0.45          1.27          10.22 to 8.64
                            2004   12,558    25.58 to 11.77       284,712     1.90 to 0.45          1.76          14.24 to 12.59
Global Trust Series II      2008    2,398    12.61 to 11.95        26,665     2.05 to 0.45          1.61        (39.91) to (40.87)
                            2007    3,028    21.32 to 19.88        56,610     2.05 to 0.45          1.24           0.64 to (0.97)
                            2006    1,911    21.61 to 18.43        35,849     2.05 to 0.45          1.20          19.56 to 17.66
                            2005    2,039    18.35 to 15.60        32,214     2.05 to 0.45          1.07          10.00 to 8.26
                            2004    1,761    16.93 to 14.35        25,596     2.05 to 0.45          1.27          14.02 to 12.21
Health Sciences Series I    2008    2,673    15.05 to 13.28        37,029     1.90 to 0.45          0.00        (30.22) to (31.23)
                            2007    3,480    21.57 to 19.31        69,811     1.90 to 0.45          0.00          17.14 to 15.45
                            2006    4,163    18.41 to 13.39        72,020     1.90 to 0.45          0.00           7.89 to 6.34
                            2005    4,903    17.07 to 15.73        79,469     1.90 to 0.45          0.00          12.14 to 10.53
                            2004    5,488    15.22 to 14.23        80,167     1.90 to 0.45          0.00          14.79 to 13.13
Health Sciences Series II   2008    2,876    16.27 to 15.55        41,778     2.05 to 0.45          0.00        (30.37) to (31.48)
                            2007    3,394    23.36 to 22.69        71,855     2.05 to 0.45          0.00          16.91 to 15.05
                            2006    3,954    19.98 to 13.38        72,848     2.05 to 0.45          0.00           7.68 to 5.98
                            2005    4,467    18.66 to 15.95        77,355     2.05 to 0.45          0.00          11.92 to 10.15
                            2004    4,517    16.93 to 14.42        70,754     2.05 to 0.45          0.00          14.53 to 12.70
High Income Series II       2008      230     6.52 to 6.35          1,474     2.05 to 0.45         10.90        (43.84) to (44.73)
                            2007       93    11.61 to 11.49         1,071     2.05 to 0.45          1.46         (7.12) to (8.11)
High Yield Series I         2008    4,032    11.43 to 11.06        46,087     1.90 to 0.45          8.15        (29.84) to (30.85)
                            2007    4,963    16.29 to 16.00        81,825     1.90 to 0.45         12.30           1.18 to (0.29)
                            2006    7,027    17.23 to 13.27       116,074     1.90 to 0.45          6.60           9.87 to 6.18
                            2005    8,853    15.83 to 13.31       134,654     1.90 to 0.45          5.33           3.23 to 1.75
                            2004   12,535    15.48 to 13.07       186,476     1.90 to 0.45          5.11          10.56 to 8.97

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
High Yield Series II        2008    4,362   $12.86 to $11.16      $50,595    2.05% to 0.45%         8.02%      (30.02)% to (31.13)%
                            2007    3,942    18.37 to 16.21        66,768     2.05 to 0.45         11.87           0.90 to (0.71)
                            2006    5,215    18.21 to 13.26        88,817     2.05 to 0.45          6.47           9.74 to 6.05
                            2005    6,168    16.59 to 15.11        96,925     2.05 to 0.45          4.29           3.09 to 1.46
                            2004    7,789    16.09 to 14.90       120,087     2.05 to 0.45          3.83          10.35 to 8.59
Income & Value Series I     2008    8,495    13.32 to 9.94        144,360     1.90 to 0.45          2.90        (30.44) to (31.45)
                            2007   10,865    19.15 to 14.50       267,191     1.90 to 0.45          3.92           0.65 to (0.80)
                            2006   13,422    27.95 to 13.00       330,323     1.90 to 0.45          2.06           8.18 to 4.00
                            2005   16,723    26.08 to 13.47       384,468     1.90 to 0.45          1.74           4.75 to 3.25
                            2004   21,495    25.14 to 13.03       474,087     1.90 to 0.45          1.28           7.16 to 5.61
Income & Value Series II    2008    4,009    11.56 to 11.20        42,340     2.05 to 0.45          2.70        (30.54) to (31.65)
                            2007    5,130    16.64 to 16.38        78,943     2.05 to 0.45          3.64           0.45 to (1.15)
                            2006    5,880    16.64 to 12.98        91,332     2.05 to 0.45          1.85           7.93 to 3.86
                            2005    6,788    15.65 to 14.18        98,864     2.05 to 0.45          1.58           4.51 to 2.86
                            2004    8,251    15.20 to 13.73       116,251     2.05 to 0.45          0.90           6.93 to 5.23
Independence Investment
LLC Small Cap Series II     2008        0     8.87 to 8.38              0     2.05 to 0.45          0.00        (41.73) to (42.53)
                            2007       81    15.22 to 14.58         1,194     2.05 to 0.45          0.00         (0.16) to (1.76)
                            2006       87    15.25 to 14.85         1,298     2.05 to 0.45          0.00           6.93 to 5.24
                            2005       43    14.36 to 14.11           613     2.05 to 0.45          0.00          14.06 to 12.86
Index Allocation
Series II                   2008   31,257    10.59 to 10.11       318,495     2.05 to 0.45          1.41        (26.80) to (27.97)
                            2007   21,010    14.46 to 14.03       295,947     2.05 to 0.45          4.07           6.07 to 4.38
                            2006    7,176    13.63 to 13.22        96,463     2.05 to 0.45          2.53           9.07 to 5.76
International Core
Series I                    2008    3,231    11.90 to 11.87        37,670     1.90 to 0.45          4.76        (38.90) to (39.78)
                            2007    4,161    19.72 to 19.47        80,318     1.90 to 0.45          2.14          10.92 to 9.31
                            2006    5,288    18.57 to 13.34        93,287     1.90 to 0.45          0.58          24.21 to 6.71
                            2005    5,936    15.09 to 11.01        85,234     1.90 to 0.45          0.80          15.42 to 13.77
                            2004    7,051    13.20 to 9.66         88,832     1.90 to 0.45          0.83          15.07 to 13.41
International Core
Series II                   2008    1,971    16.63 to 13.99        24,822     2.05 to 0.45          4.67        (39.05) to (40.02)
                            2007    2,356    27.73 to 22.96        49,951     2.05 to 0.45          1.84          10.63 to 8.87
                            2006    2,166    25.57 to 13.33        42,672     2.05 to 0.45          0.41          24.06 to 6.68
                            2005    1,940    20.92 to 15.87        31,414     2.05 to 0.45          0.00          15.19 to 13.36
                            2004    2,041    18.44 to 13.98        29,022     2.05 to 0.45          0.62          14.83 to 13.01
International Equity
Index B Series NAV          2008    2,852     7.22 to 7.15         20,583     2.05 to 1.40          2.60        (45.16) to (45.52)
                            2007    3,272    13.17 to 13.12        43,122     2.05 to 1.40          1.91           5.44 to 4.99
International Small Cap
Series I                    2008    3,028    11.89 to 11.63        37,255     1.90 to 0.45          2.40        (53.19) to (53.87)
                            2007    4,226    25.40 to 25.21       111,985     1.90 to 0.45          2.70           9.64 to 8.05
                            2006    5,090    26.22 to 13.60       125,839     1.90 to 0.45          1.15          27.15 to 8.82
                            2005    5,693    20.82 to 10.89       112,015     1.90 to 0.45          0.93           9.61 to 8.04
                            2004    6,714    19.17 to 10.06       122,001     1.90 to 0.45          0.12          20.52 to 18.78
International Small Cap
Series II                   2008    1,815    14.16 to 13.08        20,949     2.05 to 0.45          2.17        (53.32) to (54.06)
                            2007    2,477    30.83 to 28.02        63,091     2.05 to 0.45          2.40           9.40 to 7.66
                            2006    2,156    28.74 to 13.59        52,297     2.05 to 0.45          1.01          26.98 to 8.76
                            2005    2,140    22.97 to 19.13        41,886     2.05 to 0.45          0.25           9.38 to 7.65
                            2004    2,122    21.32 to 17.75        38,396     2.05 to 0.45          0.08          20.32 to 18.41

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
International Value
Series I                    2008    9,996   $14.07 to $13.62  $   124,275    1.90% to 0.45%         3.17%      (42.92)% to (43.75)%
                            2007   13,413    24.65 to 24.22       295,227     1.90 to 0.45          4.19           9.03 to 7.45
                            2006   17,751    22.78 to 14.14       361,944     1.90 to 0.45          1.87          29.01 to 13.12
                            2005   21,037    17.88 to 15.65       335,774     1.90 to 0.45          0.63          10.05 to 8.47
                            2004   11,967    16.45 to 14.40       175,648     1.90 to 0.45          1.21          21.00 to 19.25
International Value
Series II                   2008    7,623    16.88 to 15.00       104,997     2.05 to 0.45          3.07        (43.07) to (43.98)
                            2007    9,361    30.14 to 26.35       231,324     2.05 to 0.45          3.64           8.86 to 7.13
                            2006    9,830    28.23 to 14.11       228,099     2.05 to 0.45          1.69          28.69 to 12.92
                            2005   10,598    22.27 to 17.84       194,292     2.05 to 0.45          0.60           9.81 to 8.08
                            2004    8,850    20.58 to 16.48       149,346     2.05 to 0.45          0.88          20.83 to 18.91
Investment Quality Bond
Series I                    2008    5,071    19.86 to 15.01       103,084     1.90 to 0.45          6.59         (2.12) to (3.53)
                            2007    5,274    20.29 to 15.56       120,393     1.90 to 0.45          8.94           5.73 to 4.20
                            2006    6,261    30.98 to 13.03       136,834     1.90 to 0.45          6.21           4.34 to 1.62
                            2005    7,772    30.30 to 14.70       167,181     1.90 to 0.45          5.80           1.80 to 0.34
                            2004    9,594    30.02 to 14.65       204,558     1.90 to 0.45          6.19           4.34 to 2.83
Investment Quality Bond
Series II                   2008    6,302    16.09 to 13.17        92,405     2.05 to 0.45          5.85         (2.26) to (3.82)
                            2007    8,639    16.47 to 13.69       130,926     2.05 to 0.45          8.68           5.44 to 3.76
                            2006    7,917    15.62 to 13.00       115,907     2.05 to 0.45          5.20           4.16 to 1.27
                            2005    5,017    15.18 to 13.03        73,033     2.05 to 0.45          4.65           1.57 to (0.04)
                            2004    3,804    14.94 to 13.04        55,108     2.05 to 0.45          4.96           4.18 to 2.52
John Hancock
International Equity
Index Series I              2008      964    13.58 to 12.69        12,493     1.90 to 0.45          1.89        (44.80) to (45.59)
                            2007    1,307    24.60 to 23.33        30,978     1.90 to 0.45          3.65          14.90 to 13.24
                            2006    2,339    21.41 to 20.60        48,747     1.90 to 0.45          0.83          24.92 to 23.13
                            2005    1,670    17.14 to 16.73        28,128     1.90 to 0.45          0.89          16.09 to 14.42
                            2004    1,580    14.76 to 14.62        23,155     1.90 to 0.45          0.49          18.09 to 16.96
John Hancock
International Equity
Index Series II             2008      996    13.45 to 12.48        12,716     2.05 to 0.45          1.70        (44.89) to (45.77)
                            2007    1,301    24.41 to 23.02        30,453     2.05 to 0.45          3.43          14.65 to 12.81
                            2006    1,937    21.29 to 20.41        39,999     2.05 to 0.45          0.65          24.70 to 22.73
                            2005    1,847    17.08 to 16.63        30,938     2.05 to 0.45          0.72          15.87 to 14.04
                            2004    1,590    14.74 to 14.58        23,245     2.05 to 0.45          0.37          17.91 to 16.66
John Hancock Strategic
Income Series II            2008      711    13.59 to 12.62         9,164     2.05 to 0.45          9.38         (9.18) to (10.62)
                            2007    1,038    14.97 to 14.11        14,897     2.05 to 0.45          1.82           5.06 to 3.38
                            2006    1,264    14.25 to 13.65        17,467     2.05 to 0.45          2.95           3.40 to 1.77
                            2005    1,096    13.78 to 13.42        14,810     2.05 to 0.45          4.44           1.54 to (0.07)
                            2004      515    13.57 to 13.42         6,934     2.05 to 0.45          2.70           8.54 to 7.40
Large Cap Value Series I    2008    1,450    16.85 to 15.53        23,027     1.90 to 0.45          1.38        (36.20) to (37.12)
                            2007    2,039    26.42 to 24.69        51,302     1.90 to 0.45          0.93           3.91 to 2.40
                            2006    2,873    25.42 to 24.07        70,289     1.90 to 0.45          0.00           1.56 to 1.44

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Large Cap Value Series II   2008    1,229   $16.79 to $15.34  $    19,316    2.05% to 0.45%         1.24%      (36.31)% to (37.32)%
                            2007    1,608    26.36 to 24.47        40,131     2.05 to 0.45          0.61           3.71 to 2.06
                            2006    2,246    25.42 to 23.98        54,673     2.05 to 0.45          0.30          15.24 to 13.41
                            2005    3,950    22.06 to 21.14        84,616     2.05 to 0.45          0.00          14.75 to 12.93
                            2004    1,866    19.22 to 18.72        35,228     2.05 to 0.45          0.80          20.99 to 19.06
Lifestyle Aggressive
Series I                    2008    7,208    10.58 to 10.35        78,078     1.90 to 0.45          1.64        (42.25) to (43.09)
                            2007    9,206    18.33 to 18.19       175,525     1.90 to 0.45          9.29           8.06 to 6.50
                            2006   12,038    18.82 to 13.07       214,082     1.90 to 0.45          7.68          14.94 to 4.58
                            2005   11,604    16.53 to 12.90       181,451     1.90 to 0.45          1.89          10.14 to 8.56
                            2004   11,723    15.15 to 11.86       168,004     1.90 to 0.45          0.71          15.54 to 13.87
Lifestyle Aggressive
Series II                   2008   12,730    13.32 to 12.27       140,031     2.05 to 0.45          1.49        (42.41) to (43.33)
                            2007   14,689    23.50 to 21.30       285,280     2.05 to 0.45          9.17           7.92 to 6.20
                            2006   16,596    22.21 to 12.99       309,161     2.05 to 0.45          7.66          14.67 to 3.93
                            2005   16,739    19.66 to 16.33       277,178     2.05 to 0.45          1.85           9.98 to 8.24
                            2004   16,230    18.15 to 15.06       247,351     2.05 to 0.45          0.55          15.54 to 13.70
Lifestyle Balanced
Series I                    2008   35,216    14.29 to 11.92       488,816     1.90 to 0.45          2.92        (31.61) to (32.60)
                            2007   44,019    20.89 to 17.69       919,281     1.90 to 0.45          7.51           5.99 to 4.46
                            2006   49,450    21.97 to 13.28       985,780     1.90 to 0.45          5.35          12.23 to 6.23
                            2005   49,933    19.76 to 14.48       894,432     1.90 to 0.45          3.84           6.40 to 4.88
                            2004   46,654    18.75 to 13.80       789,746     1.90 to 0.45          2.09          12.98 to 11.35
Lifestyle Balanced
Series II                   2008  536,639    13.01 to 8.69      6,354,575     2.05 to 0.35          3.27        (30.48) to (32.84)
                            2007  485,069    20.05 to 19.37     8,669,581     2.05 to 0.45          7.41           5.78 to 4.10
                            2006  381,237    18.96 to 0.00      6,683,427     2.05 to 0.45          4.88          12.00 to 5.60
                            2005  257,276    16.92 to 15.98     4,150,374     2.05 to 0.45          3.23           6.33 to 4.64
                            2004  125,541    16.16 to 15.21     1,929,170     2.05 to 0.45          1.16          12.90 to 11.10
Lifestyle Conservative
Series I                    2008    8,662    17.72 to 13.39       143,844     1.90 to 0.45          4.40        (15.95) to (17.16)
                            2007    7,414    21.08 to 16.16       150,689     1.90 to 0.45          7.90           4.90 to 3.39
                            2006    7,446    21.39 to 13.18       146,048     1.90 to 0.45          4.48           7.95 to 5.48
                            2005    8,320    20.01 to 14.69       152,461     1.90 to 0.45          4.75           2.42 to 0.95
                            2004    8,980    19.72 to 14.55       162,471     1.90 to 0.45          3.36           8.10 to 6.54
Lifestyle Conservative
Series II                   2008   89,201    12.80 to 10.41     1,171,315     2.05 to 0.35          5.44        (16.69) to (17.39)
                            2007   40,759    17.39 to 15.49       653,822     2.05 to 0.45          7.84           4.70 to 3.03
                            2006   29,039    16.61 to 13.11       454,533     2.05 to 0.45          4.40           7.64 to 4.85
                            2005   24,907    15.43 to 14.19       368,418     2.05 to 0.45          4.40           2.35 to 0.73
                            2004   17,301    15.08 to 14.09       253,059     2.05 to 0.45          2.12           8.02 to 6.30
Lifestyle Growth Series I   2008   33,091    12.47 to 11.09       410,760     1.90 to 0.45          2.40        (36.89) to (37.80)
                            2007   38,655    19.75 to 17.82       781,228     1.90 to 0.45          7.68           7.04 to 5.49
                            2006   46,044    20.82 to 13.15       879,620     1.90 to 0.45          5.87          12.99 to 5.17
                            2005   45,702    18.61 to 13.68       779,580     1.90 to 0.45          2.72           8.18 to 6.62
                            2004   43,023    17.36 to 12.81       683,979     1.90 to 0.45          1.33          14.07 to 12.43

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Lifestyle Growth
Series II                   2008  739,885   $13.11 to $8.14   $ 8,170,434    2.05% to 0.35%         2.53%      (34.88)% to (37.96)%
                            2007  667,867    20.56 to 21.12    12,027,024     2.05 to 0.45          7.35           6.77 to 5.07
                            2006  501,635    20.18 to 13.07     8,845,509     2.05 to 0.45          5.15          12.77 to 4.55
                            2005  277,283    19.16 to 16.14     4,520,493     2.05 to 0.45          2.26           8.02 to 6.31
                            2004  127,774    17.07 to 15.12     1,952,965     2.05 to 0.45          0.70          14.08 to 12.27
Lifestyle Moderate
Series I                    2008   12,359    15.65 to 12.41       188,774     1.90 to 0.45          3.72        (24.57) to (25.66)
                            2007   14,006    20.75 to 16.70       290,199     1.90 to 0.45          7.68           4.82 to 3.30
                            2006   15,205    21.79 to 13.22       303,646     1.90 to 0.45          4.56           9.92 to 5.73
                            2005   15,526    20.01 to 14.61       283,418     1.90 to 0.45          4.06           3.69 to 2.20
                            2004   15,173    19.48 to 14.28       268,253     1.90 to 0.45          2.72          10.54 to 8.95
Lifestyle Moderate
Series II                   2008  137,848    12.67 to 9.49      1,689,787     2.05 to 0.35          4.26        (24.06) to (25.90)
                            2007  108,763    18.46 to 17.10     1,817,725     2.05 to 0.45          7.55           4.61 to 2.94
                            2006   84,168    17.64 to 0.00      1,387,766     2.05 to 0.45          4.32           9.69 to 5.10
                            2005   64,444    16.09 to 15.26       991,680     2.05 to 0.45          3.58           3.53 to 1.90
                            2004   37,688    15.53 to 14.95       566,889     2.05 to 0.45          1.59          10.54 to 8.78
LMFC Core Equity Series I   2008       12     6.30 to 6.26             77     1.55 to 0.80         16.50        (49.60) to (49.93)
LMFC Core Equity
Series II                   2008    2,544     6.68 to 6.20         16,045     2.05 to 0.45         11.16        (54.79) to (55.52)
                            2007    2,708    14.79 to 13.95        38,277     2.05 to 0.45          0.00         (6.48) to (7.98)
                            2006    3,123    15.81 to 13.40        47,852     2.05 to 0.45          0.00           7.37 to 4.32
                            2005    3,539    14.92 to 14.53        51,784     2.05 to 0.45          0.00           5.30 to 3.63
                            2004    1,943    14.17 to 14.02        27,320     2.05 to 0.45          0.00          13.34 to 12.15
Marisco International
Opportunities Series II     2008    2,821    11.17 to 10.53        29,250     2.05 to 0.45          0.90        (50.88) to (51.67)
                            2007    3,614    22.74 to 21.79        78,152     2.05 to 0.45          1.37          19.23 to 17.33
                            2006    2,220    19.07 to 13.33        40,997     2.05 to 0.45          0.33          23.35 to 6.62
                            2005      814    15.57 to 15.30        12,495     2.05 to 0.45          0.00          23.71 to 22.41
Mid Cap Index Series I      2008    2,545    14.06 to 11.97        32,196     1.90 to 0.45          0.93        (36.70) to (37.62)
                            2007    2,828    22.22 to 19.19        57,218     1.90 to 0.45          1.27           7.03 to 5.48
                            2006    3,648    20.76 to 12.72        69,718     1.90 to 0.45          0.65           9.22 to 1.72
                            2005    3,755    19.01 to 16.38        66,360     1.90 to 0.45          0.52          11.52 to 9.92
                            2004    4,260    17.04 to 14.88        68,148     1.90 to 0.45          0.37          15.31 to 13.64
Mid Cap Index Series II     2008    5,042    13.82 to 12.70        59,488     2.05 to 0.45          0.70        (36.81) to (37.82)
                            2007    4,747    22.23 to 20.09        89,771     2.05 to 0.45          0.85           6.85 to 5.14
                            2006    3,931    21.22 to 12.70        70,695     2.05 to 0.45          0.46           8.95 to (0.67)
                            2005    3,338    19.77 to 16.37        55,886     2.05 to 0.45          0.34          11.29 to 9.53
                            2004    3,477    18.03 to 14.93        52,902     2.05 to 0.45          0.24          15.13 to 13.30
Mid Cap Intersection
Series I                    2008        1     7.77 to 7.72              5     1.55 to 0.80          0.62        (37.81) to (38.23)
Mid Cap Intersection
Series II                   2008      379     6.67 to 6.49          2,482     2.05 to 0.45          0.00        (42.43) to (43.35)
                            2007      183    11.59 to 11.46         2,103     2.05 to 0.45          0.00         (7.32) to (8.31)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Mid Cap Stock Series I      2008   13,282   $12.96 to $12.71  $   148,055    1.90% to 0.45%         0.00%      (44.02)% to (44.83)%
                            2007   14,502    23.49 to 22.71       292,411     1.90 to 0.45          0.00          23.01 to 21.24
                            2006   18,381    19.59 to 12.82       304,720     1.90 to 0.45          0.00          13.04 to 2.55
                            2005   22,048    17.54 to 14.50       326,656     1.90 to 0.45          0.00          14.06 to 12.42
                            2004   13,194    15.57 to 12.87       173,906     1.90 to 0.45          0.00          18.50 to 16.79
Mid Cap Stock Series II     2008    6,954    15.07 to 15.00        93,272     2.05 to 0.45          0.00        (44.12) to (45.01)
                            2007    7,457    27.41 to 26.84       182,162     2.05 to 0.45          0.00          22.80 to 20.84
                            2006    7,959    22.77 to 12.80       161,929     2.05 to 0.45          0.00          12.80 to 2.40
                            2005    8,673    20.49 to 17.62       159,035     2.05 to 0.45          0.00          13.91 to 12.11
                            2004    6,824    18.26 to 15.65       111,076     2.05 to 0.45          0.00          18.22 to 16.33
Mid Cap Value Series I      2008    5,627    13.20 to 11.86        66,824     1.90 to 0.45          1.70        (39.31) to (40.19)
                            2007    7,236    21.75 to 19.83       146,671     1.90 to 0.45          1.08           0.24 to (1.21)
                            2006    9,675    21.70 to 20.07       197,760     1.90 to 0.45          0.72          11.77 to 10.16
                            2005   12,360    19.41 to 18.22       228,346     1.90 to 0.45          0.45           7.52 to 5.98
                            2004   13,726    18.06 to 17.18       238,327     1.90 to 0.45          0.47          23.90 to 22.11
Mid Cap Value Series II     2008    6,017    12.91 to 12.19        68,824     2.05 to 0.45          1.50        (39.44) to (40.41)
                            2007    7,511    21.66 to 20.14       143,553     2.05 to 0.45          0.74           0.05 to (1.55)
                            2006    9,922    22.08 to 18.82       191,977     2.05 to 0.45          0.53          11.53 to 9.76
                            2005   12,516    20.09 to 17.12       219,693     2.05 to 0.45          0.26           7.28 to 5.58
                            2004   13,288    19.01 to 16.19       219,968     2.05 to 0.45          0.32          23.66 to 21.69
ML Global Allocation        2008       80    21.39 to 12.43         1,038     1.90 to 1.40          1.95        (20.69) to (21.09)
                            2007       91    27.10 to 15.67         1,520     1.90 to 1.40          2.46          15.19 to 14.61
                            2006      124    23.90 to 13.61         1,771     1.90 to 1.40          2.42          14.74 to 14.17
                            2005      139    20.89 to 11.86         1,742     1.90 to 0.45          2.29           8.83 to 8.28
                            2004      149    19.26 to 10.90         1,719     1.90 to 1.40          2.68          12.61 to 12.05
Money Market B Series NAV   2008    2,982    12.86 to 12.72        38,239     2.05 to 1.40          2.10           0.69 to 0.04
                            2007    3,382    12.77 to 12.71        43,140     2.05 to 1.40          3.06           2.14 to 1.70
Money Market Series I       2008   22,608    16.40 to 12.83       365,001     1.90 to 0.45          1.73           1.31 to (0.16)
                            2007   19,225    16.19 to 12.85       312,447     1.90 to 0.45          4.46           4.09 to 2.58
                            2006   19,705    19.67 to 12.53       311,440     1.90 to 0.45          4.36           3.97 to 2.18
                            2005   19,375    19.08 to 12.22       298,159     1.90 to 0.45          2.59           2.20 to 0.74
                            2004   22,525    18.82 to 12.13       343,103     1.90 to 0.45          0.77           0.35 to (1.09)
Money Market Series II      2008  107,097    12.70 to 12.56     1,383,024     2.05 to 0.35          1.38           0.52 to (0.51)
                            2007   33,634    13.80 to 12.76       434,277     2.05 to 0.45          4.23           3.88 to 2.22
                            2006   24,354    13.28 to 12.42       305,880     2.05 to 0.45          4.20           3.77 to 2.04
                            2005   17,145    12.80 to 12.14       209,983     2.05 to 0.45          2.46           2.00 to 0.38
                            2004   13,718    12.55 to 12.08       166,752     2.05 to 0.45          0.53           0.15 to (1.44)
Mutual Shares Series I      2008    2,191     8.38 to 8.33         18,360     1.55 to 0.80          2.97        (32.93) to (33.37)
Natural Resources
Series II                   2008    4,520    26.34 to 24.06       103,282     2.05 to 0.45          0.28        (51.93) to (52.70)
                            2007    5,633    54.80 to 50.87       279,654     2.05 to 0.45          0.82          39.80 to 37.57
                            2006    5,989    39.20 to 12.33       222,307     2.05 to 0.45          0.40          21.49 to (1.39)
                            2005    6,124    32.27 to 30.93       191,797     2.05 to 0.45          0.00          45.76 to 43.46
                            2004    3,870    22.14 to 21.56        84,076     2.05 to 0.45          0.05          23.49 to 21.52

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Optimized All Cap
Series II                   2008    4,771   $12.72 to $11.62      $57,017    2.05% to 0.45%         0.62%      (43.50)% to (44.40)%
                            2007    5,614    22.52 to 20.90       120,043     2.05 to 0.45          0.87           3.10 to 1.46
                            2006      157    21.84 to 20.60         3,294     2.05 to 0.45          0.78          14.39 to 12.58
                            2005      162    19.09 to 18.30         3,011     2.05 to 0.45          0.77           7.88 to 6.17
                            2004      124    17.70 to 17.23         2,152     2.05 to 0.45          0.89          14.16 to 12.34
Optimized Value Series II   2008    1,107    10.49 to 9.74         11,037     2.05 to 0.45          2.09        (41.63) to (42.56)
                            2007    1,358    17.97 to 16.95        23,442     2.05 to 0.45          1.02         (5.82) to (7.32)
                            2006      278    19.08 to 18.29         5,139     2.05 to 0.45          1.46          20.51 to 18.60
                            2005      193    15.83 to 15.42         3,000     2.05 to 0.45          0.00           8.33 to 6.61
                            2004       35    14.62 to 14.46           503     2.05 to 0.45          0.00          16.93 to 15.70
Pacific Rim Series I        2008    2,021    14.11 to 13.60        18,180     1.90 to 0.45          1.42        (40.28) to (41.15)
                            2007    2,850    23.63 to 23.12        43,926     1.90 to 0.45          1.79           8.65 to 7.08
                            2006    3,952    21.82 to 12.26        55,902     1.90 to 0.45          0.94          10.55 to (1.94)
                            2005    4,878    19.99 to 12.17        63,116     1.90 to 0.45          0.86          25.19 to 23.39
                            2004    4,342    16.17 to 9.83         45,136     1.90 to 0.45          0.45          16.37 to 14.70
Pacific Rim Series II       2008    1,096    17.45 to 14.48        14,433     2.05 to 0.45          1.14        (40.36) to (41.31)
                            2007    1,748    29.74 to 24.27        39,753     2.05 to 0.45          1.49           8.35 to 6.62
                            2006    1,839    27.99 to 12.26        39,724     2.05 to 0.45          0.74          10.42 to (1.95)
                            2005    2,335    25.73 to 19.24        46,964     2.05 to 0.45          0.68          24.86 to 22.89
                            2004    1,619    20.92 to 15.64        26,155     2.05 to 0.45          0.34          16.27 to 14.42
PIM Classic Value
Series II                   2008    1,238     8.15 to 7.57          9,431     2.05 to 0.45          1.54        (45.92) to (46.79)
                            2007    1,439    15.08 to 14.22        20,614     2.05 to 0.45          1.20        (13.20) to (14.58)
                            2006    2,037    17.37 to 13.72        34,189     2.05 to 0.45          1.10          15.32 to 9.74
                            2005    1,023    15.07 to 14.67        15,129     2.05 to 0.45          0.46           8.73 to 7.01
                            2004      550    13.86 to 13.71         7,563     2.05 to 0.45          0.28          10.84 to 9.67
PIMCO VIT All Asset
Series II                   2008    1,542    13.72 to 12.74        20,097     2.05 to 0.45          5.31        (16.55) to (17.88)
                            2007    1,761    16.44 to 15.51        27,809     2.05 to 0.45          6.56           7.51 to 5.80
                            2006    2,705    15.30 to 14.66        40,167     2.05 to 0.45          4.68           3.89 to 2.25
                            2005    3,798    14.72 to 14.34        54,870     2.05 to 0.45          4.50           5.47 to 3.80
                            2004    1,151    13.96 to 13.81        15,951     2.05 to 0.45          4.61          11.67 to 10.50
Quantitative Mid Cap
Series I                    2008        0    14.06 to 13.94             0     1.90 to 0.45          0.04         (3.17) to (3.61)
                            2007      479    14.52 to 14.46         6,505     1.90 to 0.45          0.40         (2.52) to (3.93)
                            2006      700    15.22 to 13.80         9,867     1.90 to 0.45          0.00           3.63 to 2.14
                            2005    1,132    14.87 to 13.50        15,576     1.90 to 0.45          0.00          13.11 to 11.49
                            2004    1,100    13.31 to 12.09        13,543     1.90 to 0.45          0.00          17.67 to 15.98
Quantitative Mid Cap
Series II                   2008        0    18.90 to 17.67             0     2.05 to 0.45          0.00         (3.13) to (3.62)
                            2007    1,361    19.61 to 18.24        23,299     2.05 to 0.45          0.26         (2.63) to (4.19)
                            2006      548    20.54 to 17.43         9,697     2.05 to 0.45          0.00           3.32 to 1.69
                            2005      845    20.18 to 17.07        14,660     2.05 to 0.45          0.00          12.88 to 11.09
                            2004      708    18.15 to 15.31        11,010     2.05 to 0.45          0.00          17.36 to 15.49
Real Estate Securities
Series I                    2008    2,584    17.55 to 16.15        46,813     1.90 to 0.45          3.13        (39.70) to (40.57)
                            2007    3,404    29.11 to 27.17       103,497     1.90 to 0.45          2.61        (15.99) to (17.21)
                            2006    5,075    38.25 to 15.69       185,688     1.90 to 0.45          1.79          37.49 to 25.49
                            2005    5,752    28.08 to 24.21       154,631     1.90 to 0.45          2.04          11.35 to 9.75
                            2004    7,124    25.46 to 22.06       173,731     1.90 to 0.45          2.35          31.44 to 29.55

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Real Estate Securities
   Series II                2008    3,569   $16.63 to $14.60  $    53,641    2.05% to 0.45%         2.88%      (39.85)% to (40.81)%
                            2007    4,179    27.65 to 24.67       106,983     2.05 to 0.45          2.10        (16.15) to (17.49)
                            2006    4,890    33.50 to 15.66       153,620     2.05 to 0.45          1.58          37.20 to 25.32
                            2005    5,075    24.71 to 22.15       119,047     2.05 to 0.45          1.56          11.15 to 9.40
                            2004    5,770    22.50 to 20.24       123,183     2.05 to 0.45          1.73          31.18 to 29.09
Real Return Bond
   Series II                2008    5,990    13.84 to 12.64        77,729     2.05 to 0.45          0.55        (11.94) to (13.34)
                            2007    5,983    15.71 to 14.58        89,176     2.05 to 0.45          6.36          10.59 to 8.83
                            2006    7,163    14.21 to 13.40        97,633     2.05 to 0.45          2.44         (0.26) to (1.83)
                            2005    9,320    14.25 to 13.65       128,756     2.05 to 0.45          0.13           0.76 to (0.83)
                            2004    9,068    14.14 to 13.77       125,769     2.05 to 0.45          0.28           8.24 to 6.52
Science & Technology
   Series I                 2008   11,304     7.31 to 5.80         77,390     1.90 to 0.45          0.00        (44.70) to (45.50)
                            2007   14,544    13.22 to 10.64       183,287     1.90 to 0.45          0.00          19.03 to 17.30
                            2006   19,135    12.90 to 4.53        208,202     1.90 to 0.45          0.00           5.05 to 1.31
                            2005   24,225    12.40 to 4.37        253,761     1.90 to 0.45          0.00           1.62 to 0.17
                            2004   29,948    12.31 to 4.36        313,598     1.90 to 0.45          0.00           0.42 to (1.03)
Science & Technology
   Series II                2008    3,149    10.44 to 9.81         27,165     2.05 to 0.45          0.00        (44.79) to (45.67)
                            2007    4,023    19.21 to 17.77        63,303     2.05 to 0.45          0.00          18.73 to 16.84
                            2006    4,062    16.51 to 11.23        54,950     2.05 to 0.45          0.00           4.90 to 1.16
                            2005    4,293    15.97 to 10.83        55,872     2.05 to 0.45          0.00           1.37 to (0.24)
                            2004    4,890    15.99 to 10.81        63,236     2.05 to 0.45          0.00           0.33 to (1.26)
Scudder Equity Index
   500 -- B                 2008    1,126    14.25 to 11.66        15,769     2.05 to 1.40          2.09        (38.24) to (38.64)
                            2007    1,253    23.08 to 19.00        28,468     2.05 to 1.40          1.20           3.38 to 2.71
                            2006    1,674    22.32 to 18.50        36,849     2.05 to 1.40          0.85          13.61 to 12.87
                            2005    1,974    19.65 to 16.39        38,324     2.05 to 1.40          0.00           4.46 to 0.00
Scudder Fixed Income -- B   2008    2,614    11.19 to 10.45        28,914     2.05 to 1.40          6.93        (20.83) to (21.34)
                            2007    3,489    14.13 to 13.28        48,823     2.05 to 1.40          4.22           2.30 to 1.63
                            2006    4,405    13.82 to 13.07        60,299     2.05 to 1.40          3.32           2.45 to 1.79
                            2005    4,911    13.48 to 12.84        65,750     2.05 to 1.40          3.04           0.44 to (0.21)
                            2004    5,059    13.43 to 12.86        67,586     2.05 to 1.40          2.65           2.65 to 1.98
Small Cap Index Series I    2008    1,375    12.16 to 11.57        15,410     1.90 to 0.45          1.23        (34.01) to (34.96)
                            2007    1,722    17.80 to 12.50        29,608     1.90 to 0.45          1.63         (2.61) to (4.02)
                            2006    2,274    18.92 to 17.47        40,548     1.90 to 0.45          0.52          17.08 to 15.40
                            2005    2,798    16.21 to 12.50        43,031     1.90 to 0.45          0.55           3.43 to 1.94
                            2004    3,317    15.87 to 12.50        49,871     1.90 to 0.45          0.33          16.80 to 15.11
Small Cap Index Series II   2008    4,455    13.88 to 12.46        52,121     2.05 to 0.45          1.03        (34.13) to (35.18)
                            2007    5,338    21.42 to 18.91        95,874     2.05 to 0.45          0.90         (2.79) to (4.34)
                            2006    2,385    22.48 to 18.19        44,538     2.05 to 0.45          0.34          16.82 to 14.97
                            2005    2,869    19.53 to 15.80        46,392     2.05 to 0.45          0.35           3.24 to 1.60
                            2004    3,002    19.20 to 15.53        47,580     2.05 to 0.45          0.19          16.60 to 14.75
Small Cap Opportunities
   Series I                 2008    2,041    13.60 to 12.53        26,145     1.90 to 0.45          2.31        (42.39) to (43.23)
                            2007    2,602    23.61 to 22.06        58,486     1.90 to 0.45          1.89         (8.08) to (9.41)
                            2006    3,561    25.68 to 24.35        88,037     1.90 to 0.45          0.73           9.96 to 8.38
                            2005    4,571    23.35 to 22.47       103,817     1.90 to 0.45          0.00          17.10 to 15.97

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Small Cap Opportunities
   Series II                2008    1,805   $13.50 to $12.33  $    22,321    2.05% to 0.45%         2.10%      (42.51)% to (43.43)%
                            2007    2,158    23.48 to 21.79        47,273     2.05 to 0.45          1.53         (8.22) to (9.69)
                            2006    2,749    25.58 to 12.24        66,874     2.05 to 0.45          0.55           9.70 to (2.06)
                            2005    3,283    23.32 to 22.35        74,178     2.05 to 0.45          0.00           7.13 to 5.43
                            2004    1,454    21.77 to 21.20        31,064     2.05 to 0.45          0.05          24.92 to 22.93
Small Cap Value Focus       2008      225    40.43 to 10.64         4,838     1.90 to 1.40          0.49        (41.03) to (41.33)
                            2007      299    68.56 to 18.13        11,280     1.90 to 1.40          0.12         (2.42) to (2.91)
                            2006      362    70.26 to 18.68        14,990     1.90 to 1.40          0.11          11.11 to 10.56
                            2005      439    63.24 to 16.89        16,487     1.90 to 1.40          0.82           8.71 to 8.17
                            2004      528    58.17 to 15.62        18,357     1.90 to 1.40          0.00          13.20 to 12.63
Small Company Value
   Series I                 2008    4,835    17.67 to 15.46        79,388     1.90 to 0.45          0.68        (27.38) to (28.43)
                            2007    6,599    24.33 to 21.61       150,842     1.90 to 0.45          0.15         (1.64) to (3.07)
                            2006    9,133    24.91 to 12.53       214,490     1.90 to 0.45          0.07          14.90 to 0.21
                            2005   11,133    21.97 to 19.68       229,830     1.90 to 0.45          0.28           6.55 to 5.03
                            2004   14,367    20.88 to 18.74       281,190     1.90 to 0.45          0.16          24.63 to 22.83
Small Company Value
   Series II                2008    5,166    15.20 to 14.76        71,273     2.05 to 0.45          0.47        (27.54) to (28.70)
                            2007    6,481    21.32 to 20.37       125,798     2.05 to 0.45          0.00         (1.85) to (3.42)
                            2006    8,527    22.15 to 12.51       172,275     2.05 to 0.45          0.00          14.69 to 0.07
                            2005    9,975    19.61 to 17.17       178,396     2.05 to 0.45          0.07           6.30 to 4.62
                            2004   11,153    18.72 to 16.38       189,902     2.05 to 0.45          0.08          24.38 to 22.40
Strategic Bond Series I     2008    3,957    16.46 to 13.40        66,522     1.90 to 0.45          6.35        (16.46) to (17.66)
                            2007    5,699    19.70 to 16.27       115,931     1.90 to 0.45          9.20         (0.61) to (2.04)
                            2006    6,540    21.83 to 13.31       135,033     1.90 to 0.45          6.82           6.60 to 5.05
                            2005    7,848    20.68 to 15.81       153,903     1.90 to 0.45          2.90           2.44 to 0.77
                            2004    9,150    20.42 to 15.69       177,185     1.90 to 0.45          3.79           6.18 to 4.65
Strategic Bond Series II    2008    3,983    14.03 to 11.36        51,326     2.05 to 0.45          6.51        (16.67) to (18.00)
                            2007    5,439    16.84 to 13.85        85,480     2.05 to 0.45          8.82         (0.71) to (2.29)
                            2006    6,041    16.96 to 13.29        97,092     2.05 to 0.45          6.78           6.42 to 4.70
                            2005    6,546    16.53 to 13.54       100,163     2.05 to 0.45          2.00           1.98 to 0.37
                            2004    4,919    15.63 to 13.49        74,721     2.05 to 0.45          2.33           5.91 to 4.23
T Rowe Price Mid Value
   Series II                2008      700    10.89 to 10.26         7,325     2.05 to 0.45          0.92        (35.17) to (36.21)
                            2007      890    16.79 to 16.09        14,516     2.05 to 0.45          1.68         (0.15) to (1.74)
                            2006      938    16.82 to 16.38        15,484     2.05 to 0.45          0.06          19.51 to 17.62
                            2005      334    14.07 to 13.92         4,662     2.05 to 0.45          0.00          12.56 to 11.37
Total Return Series I       2008   13,162    20.35 to 15.98       237,527     1.90 to 0.45          4.71           2.30 to 0.83
                            2007   14,285    19.89 to 15.85       254,967     1.90 to 0.45          7.40           8.00 to 6.44
                            2006   17,147    18.42 to 12.93       286,638     1.90 to 0.45          3.54           3.58 to 1.65
                            2005   20,828    17.86 to 14.65       340,882     1.90 to 0.45          2.43           2.02 to 0.55
                            2004   24,746    17.50 to 14.57       400,815     1.90 to 0.45          3.85           4.48 to 2.98

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
Total Return Series II      2008   15,080   $16.85 to $13.90  $   233,587    2.05% to 0.45%         4.73%         2.14% to 0.51%
                            2007   13,300    16.50 to 13.83       204,912     2.05 to 0.45          7.15           7.79 to 6.07
                            2006   14,890    15.31 to 12.91       215,790     2.05 to 0.45          3.36           3.44 to 1.33
                            2005   17,548    14.87 to 12.86       249,888     2.05 to 0.45          2.02           1.79 to 0.18
                            2004   18,952    14.61 to 12.84       268,236     2.05 to 0.45          3.05           4.24 to 2.58
Total Stock Market Index
   Series I                 2008    1,405     9.57 to 8.85         11,555     1.90 to 0.45          1.46        (37.48) to (38.39)
                            2007    1,875    15.54 to 14.16        24,997     1.90 to 0.45          2.16           4.70 to 3.19
                            2006    2,366    15.22 to 12.49        30,453     1.90 to 0.45          1.00          14.78 to 13.13
                            2005    2,761    13.43 to 11.01        31,292     1.90 to 0.45          1.15           5.22 to 3.71
                            2004    3,332    12.92 to 10.59        36,324     1.90 to 0.45          0.62          11.24 to 9.63
Total Stock Market Index
   Series II                2008    3,348    12.21 to 11.63        36,104     2.05 to 0.45          1.29        (37.57) to (38.57)
                            2007    4,118    19.87 to 18.63        71,822     2.05 to 0.45          1.16           4.51 to 2.84
                            2006    1,796    19.39 to 16.20        30,203     2.05 to 0.45          0.86          14.58 to 12.76
                            2005    2,109    17.18 to 14.30        31,196     2.05 to 0.45          0.89           4.94 to 3.28
                            2004    2,130    16.62 to 13.80        30,316     2.05 to 0.45          0.46          11.09 to 9.33
U.S. Core Series I          2008       --     9.95 to 8.03             --     1.90 to 0.45          1.26        (33.65) to (34.47)
                            2007   22,295    15.00 to 12.25       551,052     1.90 to 0.45          2.18           0.81 to (0.65)
                            2006   29,246    32.90 to 10.61       728,071     1.90 to 0.45          1.27           8.69 to 7.13
                            2005   37,957    30.56 to 9.89        881,125     1.90 to 0.45          1.44           1.57 to 0.12
                            2004   48,093    30.37 to 9.86      1,114,410     1.90 to 0.45          0.88           6.29 to 4.76
U.S. Core Series II         2008       --    10.70 to 10.15            --     2.05 to 0.45          1.02        (33.73) to (34.64)
                            2007    4,303    16.37 to 15.32        60,726     2.05 to 0.45          1.86           0.54 to (1.07)
                            2006    5,504    16.61 to 13.33        78,113     2.05 to 0.45          1.06           8.50 to 6.79
                            2005    6,878    15.54 to 12.43        90,983     2.05 to 0.45          1.22           1.38 to (0.22)
                            2004    7,865    15.56 to 12.41       103,787     2.05 to 0.45          0.65           6.07 to 4.38
U.S. Global Leaders
   Growth Series I          2008       --    13.88 to 13.10            --     1.90 to 0.45          0.39           0.48 to 0.02
                            2007    1,900    13.81 to 13.10        25,237     1.90 to 0.45          1.24           3.16 to 1.67
                            2006    2,430    13.39 to 12.88        31,621     1.90 to 0.45          0.00           1.35 to (0.11)
                            2005    2,923    13.21 to 12.90        37,929     1.90 to 0.45          0.15           8.99 to 7.93
U.S. Global Leaders
   Growth Series II         2008       --    13.82 to 12.97            --     2.05 to 0.45          0.35           0.39 to (0.12)
                            2007    1,510    13.77 to 12.98        19,916     2.05 to 0.45          0.87           3.03 to 1.38
                            2006    1,984    13.36 to 12.81        25,698     2.05 to 0.45          0.00           1.04 to (0.56)
                            2005    2,469    13.23 to 12.88        32,021     2.05 to 0.45          0.00            .41 to (1.18)
                            2004      262    13.17 to 13.03         3,426     2.05 to 0.45          0.58           5.37 to 4.26
U.S. Government
   Securities Series I      2008    5,539    18.02 to 13.53       105,228     1.90 to 0.45          3.70         (1.85) to (3.27)
                            2007    6,153    18.36 to 13.99       120,828     1.90 to 0.45          8.16           2.68 to 1.20
                            2006    7,000    23.58 to 12.99       136,847     1.90 to 0.45          5.14           4.09 to 2.43
                            2005    9,009    22.91 to 13.49       170,764     1.90 to 0.45          1.87           1.12 to (0.33)
                            2004   11,789    22.87 to 13.54       222,725     1.90 to 0.45          2.04           2.42 to 0.94
U.S. Government
   Securities Series II     2008    6,098    14.35 to 12.28        81,097     2.05 to 0.45          3.94         (2.08) to (3.64)
                            2007    5,108    14.66 to 12.75        70,264     2.05 to 0.45          7.87           2.46 to 0.83
                            2006    5,486    14.31 to 12.64        74,548     2.05 to 0.45          5.01           4.01 to 2.08
                            2005    6,759    14.23 to 12.39        89,588     2.05 to 0.45          1.44           1.00 to (0.60)
                            2004    9,114    13.66 to 12.46       120,990     2.05 to 0.45          1.51           2.23 to 0.61

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES -- (CONTINUED)

                                              AT DECEMBER 31,                    FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  ---------------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE      ASSETS       EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST     (000S)    HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -----------  ------------------  --------------  --------------------
U.S. High Yield Series II   2008      189   $11.35 to $10.70  $     2,055    2.05% to 0.45%         6.50%      (21.41)% to (22.66)%
                            2007      152    14.44 to 13.84         2,124     2.05 to 0.45         10.08           2.22 to 0.59
                            2006      183    14.12 to 13.75         2,539     2.05 to 0.45          3.30           8.97 to 7.25
                            2005       99    13.05 to 12.82         1,271     2.05 to 0.45          0.00           3.69 to 2.60
U.S. Large Cap Value
   Series I                 2008   10,546     9.21 to 8.45         93,284     1.90 to 0.45          2.16        (39.16) to (40.04)
                            2007   13,858    15.14 to 14.09       203,733     1.90 to 0.45          1.06         (0.79) to (2.23)
                            2006   18,403    15.26 to 12.93       275,659     1.90 to 0.45          0.59          10.16 to 3.44
                            2005   23,451    15.27 to 12.69       321,910     1.90 to 0.45          0.44           5.34 to 3.83
                            2004   29,183    13.33 to 12.21       384,371     1.90 to 0.45          0.26           8.90 to 7.33
U.S. Large Cap Value
   Series II                2008    4,425    10.68 to 10.26        41,217     2.05 to 0.45          2.07        (39.28) to (40.24)
                            2007    5,042    17.87 to 16.89        78,592     2.05 to 0.45          0.73         (0.97) to (2.55)
                            2006    6,320    18.40 to 12.91       101,074     2.05 to 0.45          0.41           9.86 to 3.26
                            2005    7,796    17.00 to 14.14       114,793     2.05 to 0.45          0.12           5.25 to 3.59
                            2004    9,022    16.40 to 13.59       127,668     2.05 to 0.45          0.20           8.62 to 6.89
UBS Large Cap Series I      2008   12,717     9.58 to 9.09        117,779     1.90 to 0.45          1.31        (39.79) to (40.66)
                            2007   15,761    15.92 to 15.32       244,826     1.90 to 0.45          0.52         (5.24) to (6.17)
UBS Large Cap Series II     2008      932     9.55 to 9.01          8,533     2.05 to 0.45          1.09        (39.95) to (40.90)
                            2007    1,178    15.90 to 15.24        18,167     2.05 to 0.45          0.59           0.81 to (0.79)
                            2006      112    15.78 to 15.36         1,733     2.05 to 0.45          0.21          13.64 to 11.84
                            2005       61    13.98 to 13.74           835     2.05 to 0.45          0.00          11.05 to 9.88
Utilities Series I          2008    1,675    14.78 to 14.38        22,339     1.90 to 0.45          2.42        (38.92) to (39.81)
                            2007    2,640    24.56 to 23.54        58,247     1.90 to 0.45          1.91          26.83 to 24.99
                            2006    3,127    19.86 to 17.19        54,992     1.90 to 0.45          2.27          30.42 to 28.55
                            2005    3,528    15.42 to 13.36        48,052     1.90 to 0.45          0.44          16.30 to 14.63
                            2004    3,380    13.43 to 11.65        40,071     1.90 to 0.45          0.85          28.84 to 26.98
Utilities Series II         2008    1,290    21.95 to 20.79        25,714     2.05 to 0.45          2.18        (39.01) to (39.98)
                            2007    1,984    35.99 to 34.64        65,472     2.05 to 0.45          1.64          26.53 to 24.51
                            2006    2,219    28.45 to 24.79        58,597     2.05 to 0.45          2.10          30.18 to 28.12
                            2005    2,375    21.85 to 19.27        48,680     2.05 to 0.45          0.29          16.04 to 14.20
                            2004    1,944    19.05 to 16.81        34,697     2.05 to 0.45          0.63          28.65 to 26.61
Value  Series I             2008    4,528    14.33 to 11.25        67,974     1.90 to 0.45          1.00        (41.14) to (41.99)
                            2007    5,824    24.34 to 19.39       154,363     1.90 to 0.45          1.33           7.73 to 6.17
                            2006    7,252    27.46 to 13.65       180,671     1.90 to 0.45          0.38          20.50 to 9.20
                            2005    8,521    23.01 to 15.37       177,720     1.90 to 0.45          0.62          12.05 to 10.45
                            2004   11,368    20.73 to 13.92       215,147     1.90 to 0.45          0.55          14.66 to 13.00
Value Series II             2008    2,060    14.68 to 12.86        24,021     2.05 to 0.45          0.79        (41.22) to (42.16)
                            2007    2,511    25.39 to 21.87        50,705     2.05 to 0.45          1.00           7.52 to 5.80
                            2006    2,811    24.08 to 13.63        54,277     2.05 to 0.45          0.20          20.26 to 9.04
                            2005    2,596    20.33 to 16.05        42,338     2.05 to 0.45          0.42          11.85 to 10.08
                            2004    3,080    18.45 to 14.56        45,452     2.05 to 0.45          0.35          14.52 to 12.70
Wellington Small Cap
   Growth Series I          2008        2     8.29 to 8.23             17     1.55 to 0.80          0.00        (33.69) to (34.13)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

6. UNIT VALUES - (CONTINUED)

                                            AT DECEMBER 31,                  FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                  -----------------------------------  --------------------------------------------------------
                                   UNITS    UNIT FAIR VALUE    ASSETS     EXPENSE RATIO      INVESTMENT        TOTAL RETURN
        SUBACCOUNT          YEAR   (000S)  HIGHEST TO LOWEST   (000S)  HIGHEST TO LOWEST*  INCOME RATIO**  HIGHEST TO LOWEST***
-------------------------   ----  -------  -----------------  -------  ------------------  --------------  --------------------
Wellington Small Cap
   Growth Series II         2008    2,215   $12.18 to $11.49  $25,137    2.05% to 0.45%         0.00%      (40.07)% to (41.03)%
                            2007    1,950    20.33 to 19.48    37,591     2.05 to 0.45          0.00           13.26 to 11.45
                            2006    1,718    17.95 to 12.40    29,891     2.05 to 0.45          0.00           12.71 to (0.81)
                            2005    1,169    16.04 to 15.76    18,480     2.05 to 0.45          0.00           27.41 to 26.07
Wellington Small Cap
   Value Series I           2008        1     9.78 to 9.71          8     1.55 to 0.80          4.41        (21.77) to (22.29)
Wellington Small Cap
   Value Series II          2008    3,964    12.03 to 11.35    45,279     2.05 to 0.45          1.00        (26.60) to (27.77)
                            2007    4,136    16.39 to 15.71    65,291     2.05 to 0.45          0.56          (3.57) to (5.11)
                            2006    4,012    17.00 to 13.58    66,826     2.05 to 0.45          0.00            18.50 to 8.65
                            2005    2,337    14.45 to 14.20    33,286     2.05 to 0.45          0.00           14.78 to 13.57
Wells Capital Core Bond
   Series II                2008      628    14.05 to 13.25     8,460     2.05 to 0.45          7.75             2.68 to 1.05
                            2007      273    13.68 to 13.11     3,624     2.05 to 0.45          7.22             5.58 to 3.90
                            2006      117    12.96 to 12.62     1,494     2.05 to 0.45          2.11             3.15 to 1.52
                            2005       56    12.65 to 12.43       699     2.05 to 0.45          0.00            0.50 to (0.56)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the subaccount from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying Portfolio in which the subaccounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. For closed sub-accounts, the total return is calculated from the beginning of the reporting period to the date the sub-account closed. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2008

7. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                       OLD NAME                                       NEW NAME
--------------       ----------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                      The Manufacturers Life Insurance Company
                                                                of North America Separate Account A

October 1, 1997      North American Security Life Insurance     The Manufacturers Life Insurance Company
                     Company                                    of North America

November 1, 1997     NAWL Holding Co., Inc.                     Manulife-Wood Logan Holding Co., Inc.

September 24, 1999   Wood Logan Associates, Inc.                Manulife Wood Logan, Inc

January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                Separate Account A

January 1, 2005      The Manufacturers Life Insurance Company   John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.)

January 1, 2005      Manulife Financial Securities LLC          John Hancock Distributors LLC

January 1, 2005      Manufacturers Securities Services LLC      John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes became effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets; (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H. [FILED HEREWITH]



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A). [FILED HEREWITH]


     (b)  Exhibits

          (1) (i) Resolution of the Board of Directors of Manufacturers Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit (1)(i) to pre-effective amendment no. 1 to this registration statement, file number 333-70728, filed January 2, 2002 (the "Pre-Effective Amendment")

          (2) Agreements for custody of securities and similar investments - NOT APPLICABLE.


          (3) (i) Underwriting Agreement dated August 10, 1995-- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 033-76162, filed February 25, 1998.



               (ii) Distribution and Servicing Agreement dated February 17,
                    2009, incorporated by reference to Exhibit 24(b)(3)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.



               (iii) General Agent and Broker Dealer Selling Agreement,
                    incorporated by reference to Exhibit 24(b)(3)(iii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

          (4)  (i)  (A)  Form of Specimen Flexible Purchase Payment Individual
                         Deferred Variable Annuity Contract, Non-Participating (v20/21) - Incorporated by reference to Exhibit
                         (b)(4)(i)(A) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                    (B) Form of Specimen Income Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(B) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (C) Form of Specimen Income Plus for Life - Joint Life Rider, incorporated by reference to Exhibit 24.
                         (b)4(i)(C) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (D) Form of Specimen Principal Plus for Life Rider, incorporated by reference to Exhibit 24. (b)4(i)(D) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (E) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider, incorporated by reference to
                         Exhibit 24. (b)4(i)(E) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (F) Form of Specimen Principal Returns Rider, incorporated by reference to Exhibit 24. (b)4(i)(F) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

                    (G) Form of Specimen Annual Step Death Benefit Rider, incorporated by reference to Exhibit 24. (b)4(i)(G) to Post-Effective Amendment No. 24 to the Registration Statement, File No. 333-70728, filed on April 28, 2008.

               (ii) (B) Form of Specimen Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating
                         (v7) - Incorporated by reference to Exhibit
                         (b)(4)(i)(B) to post-effective amendment no. 4 to registration statement on Form N-4 (file no. 33-76162) filed April 7, 1997.

                         (1) Form of Specimen Death Benefit Endorsement to Flexible Purchase Payment Individual Deferred Variable Annuity Contract, Non-Participating (v7) -- Previously filed as Exhibit (b)(4)(ii)(B)(1) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

                         (2)  Form of Specimen Endorsements to Contract (v7):
                              (i) Individual Retirement Annuity Endorsement;
                              (ii) Retirement Equity Act Endorsement; (iii) Tax-sheltered Annuity Endorsement; (iv) Qualified Plan Endorsement Section 401 Plans -- Previously filed as Exhibit (b)(4)(ii)(B)(2) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                    (C) Form of Specimen Death Benefit Endorsement to Venture 3 Contract, Non-Participating -- Previously filed as Exhibit (b)(4)(ii)(C) to post-effective amendment no. 4 to Form N-4 (file no.33-76162) filed February 25, 1998.

                    (D) Form of Fixed Account Endorsement (v20/21) - Previously filed as Exhibit (b)(4)(ii)(E) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

                    (E)  Form of Roth Individual Retirement Annuity Endorsement
                         - Previously filed as Exhibit (b)(4)(ii)(F) to post-effective amendment no. 6 to Form N-4 (file no.33-76162) filed March 1, 1999.

               (iii) Form of Guaranteed Income Rider (v20/21) -- Previously
                    filed as Exhibit (b)(4)(iii) to post-effective amendment no. 4 to Form N-4 (file no. 33-76162) filed February 25, 1998.

sd
               (iv) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR001NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(iv) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (v) Form of Specimen Income Plus for Life (Quarterly Step-up Review) Rider (BR001Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(v) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (vi) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002NQ.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vi) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

               (vii) Form of Specimen Income Plus for Life (Quarterly Step-up
                    Review) Rider (BR002Q.08), incorporated by reference to
                    Exhibit 24.(b)(4)(vii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating -- Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.

               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

               (iii) Form of Specimen Flexible Payment Deferred Variable Annuity
                    Application for Venture (APPVEN0507), incorporated by reference to Exhibit 24.(b)(5)(iii) to Post-Effective Amendment No. 27 to Registration Statement, File No. 333-70728, filed on June 13, 2008.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment to Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1,
                    2007.

          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract with Connecticut General Life Insurance Company, effective July 1, 1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement with Swiss Re Life &
                    Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.


               (iii) Amended and Restated Reinsurance Agreement between John
                    Hancock Life Insurance Company (U.S.A.) and Manulife Reinsurance (Bermuda) Limited, effective October 1, 2008, incorporated by reference to Exhibit 24(b)(7)(f) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.

               (iv) Form of Coinsurance Agreement with Peoples Security Life
                    Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement (Agreement 2000-14) with AXA Re Life Insurance Company, effective May 1, 2000. - Incorporated by reference to Exhibit (7) (v) to the Pre-Effective Amendment.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incoporated by reference to Exhibit (7) (v)(i) to post-effective amendment no. 1 to Form N-4, filed number 333-70728, filed April 29, 2002 (the "Post-Effective Amendment No. 1").

                    ii Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit (7)(v)(ii) to Post Effective Amendment No. 1.

                    iii Form of Amendment No. 3 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company, Incorporated by reference to Exhibit (7)(v)(iii) to Post Effective Amendment No. 1.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit (7)
                    (vi) to Post Effective Amendment No. 1.

               (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. Incorporated by reference to Exhibit (7) (vii) to Post Effective Amendment No. 1.


               (viii) Automatic Reinsurance Agreement No. 2001-47 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(i) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.



               (ix) Automatic Reinsurance Agreement No. 2001-48 between John
                    Hancock Life Insurance Company (U.S.A.) (formerly The Manufacturers Life Insurance Company of North America) and AXA Corporate Solutions Life Reinsurance Company, incorporated by reference to Exhibit 24(b)(7)(c)(ii) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.


          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:


               (i)(A) CSC Customer Agreement dated June 30, 2004, incorporated by reference to Exhibit 24(b)(8)(a)(i) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.



               (B) Addendum No. 2 to the Remote Service Exhibit Number 1 dated July 1, 2006 with CSC, incorporated by reference to Exhibit 24(b)(8)(a)(ii) to Post-Effective Amendment No. 3 to Registration Statement, File No. 333-143073, filed April 1, 2009.



               (ii)(A) Merger Agreement with The Manufacturers Life Insurance
                    Company (U.S.A.) and The Manufacturers Life Insurance Company of North America, incorporated by reference to
                    Exhibit 24(b)(8)(ii)(A) to Post-Effective Amendment No. 31 to Registration Statement, File No. 333-70728, filed on April 30, 2009.


               (iii)(A) Participation Agreement among John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.

               (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.

               (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.


               (E) Participation Agreement dated April 30, 2004 among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC, incorporated by reference to Exhibit (26)(H)(1) to Pre-Effective Amendment No. 2 to Registration Statement, File No. 333-152406, filed November 21, 2008.



               (F) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares dated April 16, 2007, incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement, File No. 333-70728, filed on April 28, 2008


               (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to Exhibit (9) to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. [FILED HEREWITH]


          (11) All financial statements omitted from Item 23, Financial Statements - NOT APPLICABLE.

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners - NOT APPLICABLE.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - NOT APPLICABLE.

          (15) (i) Powers of Attorney (James R. Boyle, Marc Costantini, John D. DesPrez III, Steven Finch, Katherine MacMillan, Hugh McHaffie, Diana Scott, and Warren Thompson) - Incorporated by reference to Exhibit (b)(15)(i) to this registration statement on Form N-4, file number 33-71072, filed November 9, 2007.

               (ii) Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R.
                    McArthur), incorporated by reference to Exhibit 24(b)(15)(ii) to Post-Effective Amendment No. 19 to this Registration Statement File No. 333-70730, filed on April 28, 2008.



               (iii) Power of Attorney for Scott Hartz. [FILED HEREWITH]


Item 25. Directors and Officers of the Depositor.


     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF MARCH 5, 2009



NAME AND PRINCIPAL
BUSINESS ADDRESS                                 POSITION WITH DEPOSITOR
------------------       ---------------------------- ------------------------------------------
John D. DesPrez III*     Chairman & President
Hugh McHaffie*           Director, Executive Vice President, Wealth Management
James R. Boyle*          Director, Executive Vice President, Life Insurance
Steven A. Finch*         Director, Executive Vice President & General Manager, John Hancock Life
                         Insurance
Marc Costantini*         Director, Executive Vice President & General Manager, John Hancock
                         Annuities
Scott Hartz*             Director, Executive Vice President and Chief Investment Officer, US
                         Investments
Diana Scott*             Director, Senior Vice President, Human Resources
Rex Schlaybaugh, Jr.*    Director
Katherine  MacMillan**   Director, Executive Vice President & General Manager, John Hancock
                         Retirement Plan Services
Stephen R. McArthur**    Director, Executive Vice President & General Manager, Reinsurance
Jonathan Chiel*          Executive Vice President & General Counsel
Lynne Patterson*         Senior Vice President & Chief Financial Officer
Peter Levitt**           Senior Vice President & Treasurer
Jeffery J. Whitehead*    Vice President & Controller
Allan Hackney*           Senior Vice President & Chief Information Officer
Emanuel Alves*           Vice President, Counsel & Corporate Secretary
Kris Ramdial**           Vice President, Treasury
John Brabazon***         Vice President & CFO, US Investments
Philip Clarkson*         Vice President, Taxation
Brian Collins**          Vice President, Taxation
Mitchell A. Karman*      Vice President, Chief Compliance Officer & Counsel
Richard Harris***        Vice President & Appointed Actuary


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.

Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.


On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2008, appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2008

FOR EXTERNAL USE

                                                       ______________________
                                                      |                      |
                                                      |  Manulife Financial  |
                                                      | Corporation (Canada) |
                                                      |______________________|
                                                                 |
                                                                 |
                                                                 |_______________________________________________________________
                                                                 |                                                               |
                                                       __________|___________                                                    |
                                                      |                      |                                                   |
                                                      |   The Manufacturers  |                                                   |
                                                      |    Life Insurance    |                                                   |
                                                      |   Company (Canada)   |                                                   |
                                                      |______________________|                                                   |
                                                               |                                                                 |
                                                               |                                                                 |
 ______________________________________________________________|______________________________________________                   |
|                |                  |                 |         .        |                 |                  |                  |
|                |                  |                 |         .98.25%  |                 |                  |                  |
|   __________   |   ____________   |   ___________   |   ______._____   |   ___________   |   ____________   |   ___________    |
|  |          |  |  |            |  |  |           |  |  |            |  |  |           |  |  |            |  |  |           |   |
|  |    NAL   |  |  |     MFC    |  |  | Berkshire |  |  |  Manulife  |  |  |  Manulife |  |  | MFC Global |  |  |    MLI    |   |
|  | Resources|  |  |   Global   |  |  | Insurance |  |  |  Insurance |  |__|  Holdings |  |__|    Fund    |  |__| Resources |   |
|__|Management|  |__| Investment |  |__| Services  |  |  | (Thailand) |     | (Bermuda) |     | Management |     |    Inc.   |   |
|  |  Limited |  |  | Management |  |  |   Inc.    |  |  |   Public   |   __|   Limited |     |  (Europe)  |     | (Alberta) |   |
|  | (Canada) |  |  |  (U.S.A.)  |  |  | (Ontario) |  |  |   Company  |  |  | (Bermuda) |     |   Limited  |     |___________|   |
|  |__________|  |  |   Limited  |  |  |___________|  |  |   Limited  |  |  |___________|     |  (England) |           |         |
|                |  |  (Canada)  |  |        |        |  | (Thailand) |  |                    |____________|           |         |
|                |  |____________|  |        |        |  |____________|  |                           |                 |         |
|                |                  |        |        |         |        |                           |                 |         |
|                |                  |        |        |         |99.9999%|                           |                 |99.91%   |
|   __________   |   ___________    |   _____|_____   |   ______|_____   |   _____________     ______|_____       _____|_____    |
|  |          |  |  |           |   |  |           |  |  |            |  |  |             |   |            |     |           |   |
|  | Manulife |  |  |  Manulife |   |  |    JH     |  |  |  Manulife  |  |  |Manufacturers|   | MFC Global |     | Manulife  |   |
|  |  Bank of |  |  |  Holdings |   |  |Investments|  |  |   Asset    |  |__|P&C Limited  |   | Investment |     |   Life    |   |
|__|  Canada  |  |__| (Alberta) |   |  |(Delaware) |  |  | Management |  |  | (Barbados)  |   | Management |     | Insurance |   |
|  | (Canada) |     |  Limited  |   |  |    LLC    |  |  | (Thailand) |  |  |_____________|   |  (Europe)  |     |  Company  |   |
|  |__________|     | (Alberta) |   |  |(Delaware) |  |  |  Company   |  |                    |  Limited   |     |  (Japan)  |   |
|                   |___________|   |  |___________|  |  |  Limited   |  |                    | (England)  |     |___________|   |
|                         |         |                 |  | (Thailand) |  |                    |____________|           |         |
|                         |         |                 |  |____________|  |                                             |         |
|                         |         |                 |                  |                                             |         |
|   ___________      _____|_____    |   __________    |   ___________    |   _____________                       ______|_____    |
|  |           |    |           |   |  |          |   |  |           |   |  |             |                     |            |   |
|  |  Manulife |    |  Manulife |   |  | Manulife |   |  | Manulife  |   |  |Manufacturers|                     | MFC Global |   |
|  |  Canada   |    |  Holdings |   |  |Securities|   |__| (Vietnam) |   |__|    Life     |                     | Investment |   |
|__|   Ltd.    |    | (Delaware)|   |__|Investment|   |  |  Limited  |   |  | Reinsurance |                     | Management |   |
|  | (Canada)  |    |     LLC   |   |  | Services |   |  | (Vietnam) |   |  |   Limited   |                     |  (Japan)   |   |
|  |___________|    | (Delaware)|   |  |   Inc.   |   |  |___________|   |  | (Barbados)  |                     |  Limited   |   |
|                   |___________|   |  | (Canada) |   |        |         |  |_____________|                     |  (Japan)   |   |
|                         |         |  |__________|   |        |         |                                      |____________|   |
|                         |         |                 |        |         |                                                       |
|                         |         |                 |        |         |                                                       |
|   ___________      _____|_______  |   ____________  |   _____|______   |   ______________                                      |
|  |           |    |             | |  |            | |  |            |  |  |              |                                     |
|  |   First   |    |     The     | |  |  Manulife  | |  |  Manulife  |  |  |   Manulife   |                                     |
|  |   North   |    |Manufacturers| |__| Securities | |  |   Vietnam  |  |  |International |                                     |
|__|  American |    |  Investment | |  |Incorporated| |  |    Fund    |  |__|   Holdings   |                                     |
|  | Insurance |    | Corporation | |  | (Ontario)  | |  | Management |     |    Limited   |                                     |
|  |  Company  |    |  (Michigan) | |  |____________| |  |   Company  |     |  (Bermuda)   |                                     |
|  |  (Canada) |    |_____________| |                 |  |   Limited  |     |______________|                                     |
|  |___________|           |        |                 |  |  (Vietnam) |            |                                             |
|                  ________|        |                 |  |____________|            |__________________                           |
|                 |        |        |                 |                            |                  |                          |
|   ___________   |  ______|______  |   ____________  |   ____________       ______|________    ______|______                    |
|  |           |  | |             | |  |            | |  |            |     |               |  |             |                   |
|  |    FNA    |  | |   Manulife  | |  |     EIS    | |  |  Manulife  |     |   Manulife    |  |   Manulife  |                   |
|__| Financial |  | | Reinsurance | |__|  Services  | |__|(Singapore) |     |(International)|  |    Asset    |                   |
   |    Inc.   |  | |    Limited  |    | (Bermuda)  | |  | Pte. Ltd.  |     |    Limited    |  |  Management |                   |
   |  (Canada) |  | |  (Bermuda)  |    |   Limited  | |  |(Singapore) |     |   (Bermuda)   |  |    (Asia)   |                   |
   |___________|  | |_____________|    | (Bermuda)  | |  |____________|     |_______________|  |   Limited   |                   |
         |        |                    |____________| |                            |           |  (Barbados) |                   |
         |        |                                   |                            |           |_____________|                   |
         |        |                                   |                            |51%               |                          |
    _____|_____   |  ____________       ____________  |   ____________       ______|____        ______|_____                     |
   |           |  | |            |     |            | |  |            |     |           |      |            |                    |
   |  Elliott  |  | |    John    |     |    PT      | |  |   Manulife |     |  Manulife |      |   Manulife |                    |
   |   & Page  |  | |   Hancock  |     |  Asuransi  | |  |    Asset   |     | -Sinochem |      |    Asset   |                    |
   |  Limited  |  | |    Life    |     |    Jiwa    |95% | Management |     |    Life   |      | Management |                    |
   | (Ontario) |  |_|  Insurance |     |  Manulife  |____| (Singapore)|     | Insurance |      |(Hong Kong) |                    |
   |___________|    |  Company   |     |  Indonesia | |  |     Pte.   |     |  Co. Ltd. |      |   Limited  |                    |
                    |  (U.S.A.)  |     |     (1)    | |  |     Ltd.   |     |  (China)  |      |(Hong Kong) |                    |
                    | (Michigan) |     | (Indonesia)| |  | (Singapore)|     |___________|      |____________|                    |
                    |____________|     |____________| |  |____________|                               |                          |
          ________________|________          .        |                                               |                          |
         |                |57%     |         .        |                                               |                          |
    _____|______     _____|______  |    _____.______  |   ______________                        ______|______                    |
   |            |   |            | |   |            | |  |              |                      |             |                   |
   |    John    |   |    John    | |   |     PT     | |  |      The     |                      |  Manulife   |                   |
   |  Hancock   |   |  Hancock   | |   |  Manulife  | |  | Manufacturers|                      |    Asset    |                   |
   |Distributors|   | Investment | |   |    Aset    | |__|      Life    |                      |  Management |                   |
   |    LLC     |   | Management | |   | Manajemen  |    | Insurance Co.|                      |(Taiwan) Co.,|                   |
   | (Delaware) |   | Services,  | |   |  Indonesia |    |(Phils.), Inc.|                      |    Ltd.     |                   |
   |____________|   |   LLC(2)   | |   |(Indonesia) |    | (Philippines)|                      |  (Taiwan)   |                   |
                    | (Delaware) | |   |____________|    |______________|                      |_____________|                   |
                    |____________| |                                                                                             |
                       (arrow)     |                                                                                             |
                          |38%     |                                                                                             |
                     _____|_____   |                                                                                             |
                    |           |  |                                                                                             |
                    |    John   |  |                                                                                             |
                    |  Hancock  |  |                                                                                             |
                    |    Life   |  |                                                                                             |
                    | Insurance |__|                                                                                             |
                    |   Company |                                                                                                |
                    |   of New  |                                                                                                |
                    |    York   |                                                                                                |
                    | (New York)|                                                                                                |
                    |___________|                                                                                                |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                                                                                                 |
                                                         ________________________________________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    | John Hancock Holdings (Delaware) LLC(2) |
                                    |               (Delaware)                |
                                    |_________________________________________|
                                                        |
                                                        |
                                     ___________________|_____________________
                                    |                                         |
                                    |  John Hancock Financial Services, Inc.  |
                                    |                (Delaware)               |
                                    |_________________________________________|
                                                        |
                                                        |
                                          ______________|___________________________________________
                                _________|_______           ________|________             __________|__________
                               |                 |         |                 |           |                     |
                               |   John Hancock  |         |   John Hancock  |           |     John Hancock    |
                               |  Life Insurance |         |  International  |           | International, Inc. |
                               |     Company     |         |  Holdings, Inc. |           |   (Massachusetts)   |
                               | (Massachusetts) |         | (Massachusetts) |           |_____________________|
                               |_________________|         |_________________|                      |
             ____________________________|             ................ 45.76%                      | 50%
   _________|_________          _________|________     .    __________._________          __________|________
  |                   |        |                  |    .   |                    |        |                   |
  |    John Hancock   |        |    John Hancock  |    .   | Manulife Insurance |        |    John Hancock   |
  |   Variable Life   |     ___| Subsidiaries LLC |    .   |       Berhad       |        |    Tianan Life    |
  | Insurance Company |    |   |     (Delaware)   |    .   |     (Malaysia)     |        | Insurance Company |
  |  (Massachusetts)  |    |   |__________________|    .   |____________________|        |      (China)      |
  |___________________|    |                           .                                 |___________________|
                           |                           .
                           |    ___________________    .    ____________________
                           |   |                   |   .   |                    |
                           |   |    John Hancock   |   .   |   Manulife Asset   |
                           |___| Financial Network,|   ....|     Management     |
                           |   |        Inc.       |       | (Malaysia) Sdn Bhd |
                           |   |   (Massachusetts) | 45.76%|     (Malaysia)     |
                           |   |___________________|       |____________________|
                           |        _____________
                           |       |             |
                           |       |    Hancock  |
                           |       |    Natural  |
                           |_______|   Resource  |
                           |       |    Group,   |
                           |       |     Inc.    |
                           |       |  (Delaware) |
                           |       |_____________|
                           |
                           |        _____________
                           |       |             |
                           |       | Declaration |
                           |_______| Management &|
                           |       | Research LLC|
                           |       |  (Delaware) |
                           |       |_____________|
                           |        _____________
                           |       |             |
                           |       | The Berkeley|
                           |_______|  Financial  |
                                   |  Group LLC  |
                                   |(Delaware)(2)|
                                   |______.______|
                                          .
                                    ______.______
                                   |             |
                                   | John Hancock|
                                   |  Funds LLC  |
                                   |  (Delaware) |
                                   |_____________|

........ Indirect Control
_______ Direct Control

Prepared by: Corporate Tax
Date: March 25, 2008

(1) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(2) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


As of MARCH 31, 2009, there were 11,425 qualified contracts and 9,970 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter

NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter


     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Barry Evans+, Steve Finch***, Lynne Patterson*, Christopher M. Walker**, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116


+    Principal business office is 101 Huntington Street, Boston, MA 02199


     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.

     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;

          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet all the requirements for effectiveness of this post-effective amendment to the Registration Statement pursuant to Securities Act of 1933 Rule 485(b) and they have caused this Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this thirtieth day of April 2009.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ----------------------------------------
    John D. DesPrez III
    Chairman & President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ----------------------------------------
    John D. DesPrez III
    Chairman & President

                                   SIGNATURES


     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the thirtieth day of April 2009.



Signature                                                     Title
---------                                -----------------------------------------------


/s/ John D. DesPrez III                  Chairman & President
--------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                      Senior Vice President & Chief Financial Officer
--------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                 Vice President & Controller
--------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                   *                     Director
--------------------------------------
James R. Boyle


                   *                     Director
--------------------------------------
Marc Costantini


                   *                     Director
--------------------------------------
Steven A. Finch


                   *                     Director
--------------------------------------
Scott Hartz


                   *                     Director
--------------------------------------
Katherine MacMillan


                   *                     Director
--------------------------------------
Stephen R. McArthur


                   *                     Director
--------------------------------------
Hugh McHaffie


                   *                     Director
--------------------------------------
Rex Schlaybaugh, Jr.


                   *                     Director
--------------------------------------
Diana Scott


*/s/ Thomas J. Loftus                    Senior Counsel - Annuities
--------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX


   ITEM NO.                                     DESCRIPTION
   --------      -----------------------------------------------------------------------
24(b)(10)        Consent of independent registered public accounting firm
24(b)(15)(iii)   Power of Attorney, Scott Hartz